As filed with the Securities and Exchange Commission on April 30, 2021
Registration Nos. 2-75503, 811-03364
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 174  (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 174 (X)
GREAT-WEST FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Registrant’s Telephone Number, including Area Code: (866) 831-7129
Jonathan D. Kreider
President & Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copies of Communications to:
Ryan L. Logsdon
Vice President, Counsel & Secretary
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485
X	on April 30, 2021, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
75 days after filing, pursuant to paragraph (a)(2) of Rule 485 on , pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

GREAT-WEST FUNDS, INC.
Great-West Ariel Mid Cap Value Fund
Institutional Class Ticker: MXOAX
Investor Class Ticker: MXMCX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.05%	0.45%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.05%	0.10%
Total Annual Fund Operating Expenses	0.72%	1.12%
Fee Waiver and Expense Reimbursement[1]	0.02%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.70%	1.05%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.70% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$228	$399	$893
Investor Class	$107	$349	$610	$1,357
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of issuers classified in the medium/small 4.35 billion to $12.87 billion as of December 31, 2020), medium ($12.87 billion to $37.08 billion as of December 31, 2020) or medium/large ($37.08 billion to $149.25 billion as of December 31, 2020) capitalization categories of the Russell 3000® Index. If the market capitalization of a company held by the Fund moves outside these ranges, the Fund may, but is not required to, sell the securities.
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The Fund seeks to invest in quality companies in industries in which the sub-adviser has expertise. These include the financial services and consumer discretionary sectors, in which the Fund often will invest a significant portion of its assets. The Fund will emphasize issuers that the sub-adviser believes are undervalued but demonstrate a strong potential for growth. The Fund generally holds between 25-45 securities in its portfolio.
The Fund also currently observes the following operating policies: actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment; and not investing in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms or the operation of for-profit prisons.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Ariel Investments, LLC (the “Sub-Adviser” or “Ariel”). Ariel invests in undervalued mid cap companies that show strong potential for growth, in particular quality companies whose financial strength, valuable products or services, and savvy management teams create durable competitive advantages.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Sector Risk - The Fund will often invest a significant portion of its assets in companies within the financial services and consumer discretionary sectors, and its performance may suffer if those sectors underperform the overall market.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
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An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2020	23.72%
Worst Quarter	March 2020	-29.70%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	9.18%	8.93%	N/A	5.91%	5/1/2015
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	N/A	7.36%
Investor Class	9.08%	8.58%	9.70%	N/A
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	10.49%	N/A
Investment Adviser
GWCM
Sub-Adviser
Ariel
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
John W. Rogers, Jr.	Chairman and Co-Chief Executive Officer	2002
Timothy Fidler, CFA	Executive Vice President	2011
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of issuers classified in the medium/small 4.35 billion to $12.87 billion as of December 31, 2020), medium ($12.87 billion to $37.08 billion as of December 31, 2020) or medium/large ($37.08 billion to $149.25 billion as of December 31, 2020) capitalization categories of the Russell 3000® Index. If the market capitalization of a company held by the Fund moves outside these ranges, the Fund may, but is not required to, sell the securities.
The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index.
The Fund seeks to invest in quality companies in industries in which the Sub-Adviser has expertise. These include the financial services and consumer discretionary sectors, in which the Fund often will invest a significant portion of its assets. The Fund will emphasize issuers that the Sub-Adviser believes are undervalued but demonstrate a strong potential for growth. The Fund generally holds between 25-45 securities in its portfolio.
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The Fund also currently observes the following operating policies: actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment; and not investing in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms or the operation of for-profit prisons.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Ariel.
 How the Sub-Adviser Selects Investments
Ariel invests primarily in undervalued mid cap companies that show strong potential for growth. Ariel invests solely in the equity securities of U.S. companies, and often in companies within the financial services and consumer discretionary sectors. Ariel seeks to invest in quality companies whose financial strength, valuable products or services, and savvy management teams create durable competitive advantages.
  Ariel has a dedicated environmental, social and governance (“ESG”) team embedded within its research team. With supporting analysis from the ESG team, the primary analyst for a company assigns a proprietary ESG-risk rating for each existing and prospective portfolio company. The rating is based on the company’s ESG policies and practices. Ariel assesses the potential of adverse financial impact to a company’s enterprise value over a long-term investment horizon arising from ESG-related risk factors. Ariel has integrated the ESG-risk rating into its analysis of companies, and it is one factor, but not a primary factor, its investment team uses in evaluating companies.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Companies generally pay dividends on stocks only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of stocks will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and
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medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund will often invest a significant portion of its assets in companies within the financial services and consumer discretionary sectors, and its performance may suffer if those sectors underperform the overall market.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes the Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Russell Midcap® is a registered trademark of Russell Investments.
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Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.67% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.70% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Ariel, a Delaware limited liability company with its principal business address at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601, is registered as an investment adviser pursuant to the Advisers Act and is a privately held minority-owned money manager.
•John W. Rogers, Jr., Chairman and Co-Chief Executive Officer, is lead portfolio manager for Ariel Fund as well as co-portfolio manager for Ariel Appreciation Fund and Ariel’s small, small concentrated, small/mid, and mid-cap separate account portfolios. Beyond Ariel, Mr. Rogers currently serves as a board member of McDonald’s Corporation, NIKE, Inc. and The New York Times Company. He also serves as trustee to the University of Chicago. He received an A.B. in Economics in 1980 from Princeton University.

•Timothy Fidler, CFA, Executive Vice President, is co-portfolio manager for Ariel’s mid cap value strategy. Mr. Fidler works side-by-side with fellow co-portfolio manager John W. Rogers, Jr., and joined Ariel in 1999. Mr. Fidler is the firm's director of research and is also responsible for the firm’s proprietary research in financial services companies. Mr. Fidler graduated Phi Beta Kappa from Northwestern University with a B.A. with honors distinction and earned his M.B.A. with high honors from the University of Chicago.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
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The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Several lawsuits have been filed relating to the Fund’s previous investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately held company in 2007. In December 2010, Great-West Funds was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware (the “Trustee Action”). In September 2011, Great-West Funds was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain secured creditors of Tribune Company in the U.S. District Court for the District of Colorado (the “Creditor Actions”). The plaintiffs in the Trustee Action and the Creditor Actions allege that the 2007 leveraged buyout rendered
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Tribune insolvent, that there was no consideration for the share redemption and that the redemptions are therefore avoidable under applicable fraudulent transfer, and they seek to recover amounts paid to former Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses. The Trustee Actions and Creditor Actions were subsequently consolidated in the U.S. District Court for the Southern District of New York. The plaintiffs in all these lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.
In September 2013, the Court granted a motion to dismiss the Creditor Actions. That matter was immediately appealed to the United States Court of Appeals for the Second Circuit. In March 2016, the Second Circuit held that the plaintiffs cannot recover payments for Tribune stock under the constructive fraudulent conveyance theory as such suits are barred by the U.S. Bankruptcy Code. In July 2016, the Second Circuit denied the plaintiffs’ motion for rehearing en banc. The plaintiffs filed a petition for a writ of certiorari in the Supreme Court in September 2016. The Supreme Court has not yet decided whether to grant the plaintiffs’ certiorari petition. However, in April 2018, Supreme Court Justices Kennedy and Thomas issued a statement concerning the plaintiffs’ certiorari petition. That statement provided that the petition will remain pending for an additional period of time, which “will allow the Court of Appeals or the District Court to consider whether to recall the mandate, entertain a Federal Rule of Civil Procedure 60(b) motion to vacate the earlier judgment, or provide any other available relief in light of this Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., 583 U.S. ___ (2018).” Thereafter, the plaintiffs filed a motion in the Second Circuit requesting that court recall the mandate, vacate its previous decision, and remand the action to the District Court for further findings. In May 2018, the Second Circuit recalled the mandate. In December 2019, the Second Circuit issued an amended opinion again affirming the district court’s dismissal order. In February 2020, the Second Circuit denied the plaintiffs’ petition for panel rehearing, or, in the alternative, for rehearing en banc. In April 2021, the United Supreme Court denied plaintiffs’ petition for writ of certiorari.
With respect to the Trustee action, in January 2017, the district court granted the shareholder defendants’ Motion to Dismiss without leave to replead. In July 2017, the plaintiff sought permission from the district court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim. In April 2019, the district court denied that request. In July 2019, the plaintiff appealed this district court’s dismissal order to the Second Circuit. That appeal is pending.
The Trustee Action alleges no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.
As of December 31, 2020, the Fund had total net assets of $139,557,298. The Fund received approximately $23,706,030 in proceeds from sales of Tribune Company shares made on the open market after the leveraged buyout was announced to the public.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
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The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer.
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Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related
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procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
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Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020(d)	$11.55	0.23	0.72	0.95	(0.26)	(0.25)	(0.51)	$11.99	9.08%
12/31/2019	$10.29	0.14	2.24	2.38	(0.14)	(0.98)	(1.12)	$11.55	24.32%
12/31/2018	$12.11	0.14	(1.89)	(1.75)	(0.07)	(0.00)(e)	(0.07)	$10.29	(14.40%)
12/31/2017	$11.62	0.14	1.61	1.75	(0.28)	(0.98)	(1.26)	$12.11	15.01%
12/31/2016	$10.50	0.14	1.19	1.33	(0.14)	(0.07)	(0.21)	$11.62	13.05%
Institutional Class
12/31/2020	$12.29	0.23	0.85	1.08	(0.15)	(0.25)	(0.40)	$12.97	9.18%
12/31/2019	$10.01	0.16	2.31	2.47	(0.05)	(0.14)	(0.19)	$12.29	24.82%
12/31/2018	$11.60	0.15	(1.74)	(1.59)	-	(0.00)(e)	(0.00)(e)	$10.01	(13.70%)
12/31/2017	$10.18	0.14	1.42	1.56	-	(0.14)	(0.14)	$11.60	15.28%
12/31/2016	$9.01	0.14	1.04	1.18	-	(0.01)	(0.01)	$10.18	13.10%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020(d)	$102,080	1.12%	1.05%	2.20%	65%
12/31/2019	$95,546	1.11%	1.05%	1.02%	33%
12/31/2018	$84,940	1.08%	1.05%	0.88%	19%
12/31/2017	$127,792	1.12%	1.07%	0.89%	19%
12/31/2016	$151,766	1.11%	1.09%	1.11%	20%
Institutional Class
12/31/2020	$37,478	0.72%	0.70%	2.16%	65%
12/31/2019	$37,963	0.73%	0.70%	1.36%	33%
12/31/2018	$33,815	0.72%	0.70%	1.25%	19%
12/31/2017	$36,447	0.77%	0.71%	1.25%	19%
12/31/2016	$34,535	0.76%	0.74%	1.46%	20%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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GREAT-WEST FUNDS, INC.
Great-West Bond Index Fund
Institutional Class Ticker: MXCOX
Investor Class Ticker: MXBIX
Class L Ticker: MXBJX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks investment results that track the total return of the debt securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.13%	0.13%	0.13%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.01%	0.38%	0.39%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.01%	0.03%	0.04%
Total Annual Fund Operating Expenses	0.14%	0.51%	0.77%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.01%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.14%	0.50%	0.75%
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The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.15% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$14	$45	$79	$179
Investor Class	$51	$163	$284	$640
Class L	$77	$244	$426	$952
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities
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included in the Benchmark Index and, using sampling techniques, a portfolio of securities designed to give the Fund the relevant comparable attributes of the Benchmark Index. These sampling techniques are designed to replicate attributes of the Benchmark Index, including its sectors, yield, duration, credit quality and spread. This may be accomplished through owning a combination of fixed income securities, futures contracts on the Benchmark Index, and options on futures contracts.
The Benchmark Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities, and includes securities with short-, medium-, and long-term maturities.
The Fund’s investment portfolio is managed by Great-West Capital Management, LLC (“GWCM”), the Fund’s investment adviser.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on the Benchmark Index and options on futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
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U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund will own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2011	3.57%
Worst Quarter	December 2016	-3.23%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	7.52%	4.28%	N/A	3.66%	5/1/2015
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.77%
Investor Class	7.17%	3.92%	3.39%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Class L	6.97%	3.68%	N/A	2.93%	7/29/2011
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.67%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Jack Brown, CFA	Chief Investment Officer	2016
Maria Mendelsberg, CFA	Portfolio Manager	2019
Darrin Clough, CFA	Portfolio Manager	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
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Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results that track the total return of the debt securities that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities included in the Benchmark Index and, using sampling techniques, a portfolio of securities designed to give the Fund the relevant comparable attributes of the Benchmark Index. These sampling techniques are designed to replicate attributes of the Benchmark Index, including its sectors, yield, duration, credit quality and spread. This may be accomplished through owning a combination of fixed income securities, futures contracts on the Benchmark Index, and options on futures contracts.
Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.
Derivatives, such as futures contracts on the Benchmark Index, and options on futures contracts, are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
The Benchmark Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities, and includes securities with short-, medium-, and long-term maturities. Investment grade securities are those rated in one of the four highest rating categories by Standard & Poor’s Global Ratings or which have a comparable rating from another nationally recognized statistical rating organization. Corporate bonds are issued by corporations whereas U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Mortgage-backed securities represent interests in “pools” of mortgages held in trust.
The Benchmark Index includes over 11,000 securities and is rebalanced monthly on the last business day of each month. The Index maintains two universes of securities: a fixed set of securities and a dynamic set of securities. The fixed set of securities is determined at the beginning of each month and is not reset until the beginning of the next month. These securities are used to calculate the monthly Benchmark Index returns. The dynamic set of securities is a forward-looking projection that changes daily to
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reflect issues dropping out of and entering the Benchmark Index. Bonds may enter or fall out of the Benchmark Index on a daily basis, but only affect the composition at the end of the month when the Benchmark Index is rebalanced.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted
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by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on the Benchmark Index and options on futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in
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interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a securities price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund will own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
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Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Listed below are the GWCM portfolio managers that have responsibility for the day-to-day management of the Fund.

•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since 2016. In addition to the Fund, Mr. Brown manages a portion of the Great-West Core Strategies: Flexible Bond Fund, the Great-West Core Strategies: Short Duration Bond Fund, Great-West Government Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Securities Fund, collective investment trusts managed by GWCM, stable value funds managed by GWCM and GWL&A, pension plans managed by GWCM, and certain fixed income separate accounts of GWL&A. Mr. Brown joined GWL&A in 2015 with 20 years of industry experience. Mr. Brown received a B.S. in Finance from the Metropolitan State College of Denver and an M.B.A. from the University of Colorado.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Fund since 2019. In addition to the Fund, Ms. Mendelsberg manages the Great-West Profile Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds and collective investment trusts managed by GWCM. Ms. Mendelsberg was previously a Partner and Investment Principal/Equity Analyst at Cambiar Investors from 1997-2016. Ms. Mendelsberg received a B.A. in Economics and Classics from Brown University.

•Darrin Clough, CFA, Portfolio Manager, has managed the Fund since 2020. In addition to the Fund, Mr. Clough manages the Great-West U.S. Government Securities Fund, a portion of the Great-West Core Strategies: Flexible Bond Fund, collective investment trusts managed by GWCM, stable value funds managed by GWCM and GWL&A, pension plans managed by GWCM, and certain fixed income separate accounts of GWL&A. Mr. Clough joined GWL&A in 2020; prior to joining GWL&A, Mr. Clough was employed at Oppenheimer Funds. Mr. Clough received a B.A. in Economics from the University of Northern Colorado and an M.B.A. from the University of Colorado.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.13% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.15% of the Class's average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
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This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
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The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is
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received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund,
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will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class and Class L shares have a Shareholder Services Fee which is described below.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and
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entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$14.51	0.22	0.82	1.04	-	(0.22)	(0.21)	(0.43)	$15.12	7.17%
12/31/2019	$13.57	0.32	0.77	1.09	(0.00)(d)	(0.15)	-	(0.15)	$14.51	8.09%
12/31/2018	$13.81	0.31	(0.37)	(0.06)	(0.00)(d)	(0.18)	-	(0.18)	$13.57	(0.41%)
12/31/2017	$13.54	0.27	0.14	0.41	(0.00)(d)	(0.14)	-	(0.14)	$13.81	3.06%
12/31/2016	$13.44	0.26	0.00(d)	0.26	(0.00)(d)	(0.13)	(0.03)	(0.16)	$13.54	1.94%
Class L
12/31/2020	$9.08	0.14	0.49	0.63	-	(0.15)	(0.21)	(0.36)	$9.35	6.97%
12/31/2019	$8.60	0.18	0.49	0.67	(0.00)(d)	(0.19)	-	(0.19)	$9.08	7.82%
12/31/2018	$8.83	0.18	(0.24)	(0.06)	(0.00)(d)	(0.17)	-	(0.17)	$8.60	(0.67%)
12/31/2017	$8.77	0.15	0.09	0.24	(0.00)(d)	(0.18)	-	(0.18)	$8.83	2.75%
12/31/2016	$8.91	0.14	0.02	0.16	(0.00)(d)	(0.27)	(0.03)	(0.30)	$8.77	1.76%
Institutional Class
12/31/2020	$9.97	0.20	0.55	0.75	-	(0.29)	(0.21)	(0.50)	$10.22	7.52%
12/31/2019	$9.46	0.26	0.53	0.79	(0.00)(d)	(0.28)	-	(0.28)	$9.97	8.44%
12/31/2018	$9.74	0.25	(0.25)	0.00	(0.00)(d)	(0.28)	-	(0.28)	$9.46	0.03%
12/31/2017	$9.67	0.23	0.09	0.32	(0.00)(d)	(0.25)	-	(0.25)	$9.74	3.30%
12/31/2016	$9.71	0.22	0.01	0.23	(0.00)(d)	(0.24)	(0.03)	(0.27)	$9.67	2.36%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$524,344	0.51%	0.50%	1.47%	70%
12/31/2019	$246,097	0.50%	0.50%	2.29%	40%
12/31/2018	$305,517	0.51%	0.50%	2.31%	31%
12/31/2017	$330,201	0.50%	0.50%	1.99%	33%
12/31/2016	$323,718	0.50%	0.50%	1.86%	42%
Class L
12/31/2020	$1	0.77%	0.75%	1.49%	70%
12/31/2019	$257,606	0.77%	0.75%	2.04%	40%
12/31/2018	$227,584	0.77%	0.75%	2.05%	31%
12/31/2017	$281,689	0.76%	0.75%	1.75%	33%
12/31/2016	$167,319	0.75%	0.75%	1.57%	42%
Institutional Class
12/31/2020	$922,284	0.14%	0.14%	1.96%	70%
12/31/2019	$979,903	0.14%	0.14%	2.65%	40%
12/31/2018	$869,484	0.14%	0.14%	2.66%	31%
12/31/2017	$981,158	0.15%	0.15%	2.35%	33%
12/31/2016	$831,966	0.15%	0.15%	2.21%	42%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
(f)
Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 70%, 40%, 31%, 33%, and 41% for the years ended December 31 2020, 2019, 2018, 2017, and 2016, respectively.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
16

GREAT-WEST FUNDS, INC.
Great-West Core Bond Fund
Institutional Class Ticker: MXIUX
Investor Class Ticker: MXFDX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.07%	0.47%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.07%	0.12%
Total Annual Fund Operating Expenses	0.39%	0.79%
Fee Waiver and Expense Reimbursement[1]	0.04%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$121	$215	$489
Investor Class	$72	$243	$430	$970
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 265% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest 80% of its assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed income securities, including mortgage-backed securities, to be announced (“TBA”)/when issued (“WI”) securities, corporate fixed income securities and U.S. government obligations. The Fund may also purchase interests in bank loans. A portion of the Fund may also be invested in foreign investment grade fixed income securities and domestic or foreign below investment
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grade securities (commonly known as “high yield securities” or “junk bonds”). Domestic below investment grade fixed income securities include both convertible and high yield corporate fixed income securities. The foreign fixed income securities in which the Fund may invest may be denominated in either foreign currency or in U.S. dollars. If a security is downgraded below any minimum quality grade, the portfolio managers will re-evaluate the security, but will not be required to sell it. The Fund may invest in derivatives, including but not limited to, interest rate, inflation, and total return forward rate agreements, deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; interest rate, inflation, and total return swaps.
The Fund may allocate relatively more of its holdings to a sector that the portfolio managers expect to offer the best balance between total return and risk. The Fund seeks the appreciation component of total return by selecting those securities whose prices will, in the opinion of the portfolio managers, benefit from anticipated changes in economic and market conditions. The portfolio managers may lengthen or shorten duration from time to time based on their interest rate outlook; however, the Fund has no set duration parameters.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Wellington Management Company LLP (the “Sub-Adviser” or “Wellington”). Wellington seeks to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index with equivalent or lower levels of risk.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
2

High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Derivatives Risk - The use of derivative instruments, including but not limited to, interest rate, inflation, and total return forward rate agreements, deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; interest rate, inflation, and total return swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Over-the-Counter Risk - Over-the-Counter (“OTC”) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
TBA and WI Transaction Risk- TBA and WI securities involve risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
3

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Prior to March 31, 2021, the Fund was sub-advised by Wellington as well as Federated Investment Management Company (“Federated”). Prior to April 10, 2017, the Fund was sub-advised by Federated alone. Consequently, the Fund’s total returns shown below for the periods prior to March 31, 2021 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	4.66%
Worst Quarter	June 2013	-3.76%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	8.46%	5.23%	N/A	4.19%	5/1/2015
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.77%
Investor Class	8.01%	4.86%	3.77%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Investment Adviser
GWCM
4

Sub-Adviser
Wellington
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Robert D. Burn, CFA	Managing Director and Fixed Income Portfolio Manager	2017
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest 80% of its assets (plus the amount of any borrowings for investment purposes) in fixed income securities. Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest and must repay the amount borrowed at maturity. The Fund will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed income securities, including mortgage-backed securities, TBA/WI securities, corporate fixed income securities and U.S. government obligations.
Investment grade securities are those rated in one of the four highest rating categories by Standard & Poor’s Global Ratings (“S&P”) or which have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are judged to be of comparable quality as determined by the portfolio managers based on their credit assessment. If a
5

security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
Mortgage-backed securities represent interests in “pools” of mortgages held in trust. A TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. WI transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. Corporate bonds are issued by corporations whereas U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.
The Fund may also purchase interests in bank loans. Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings.
A portion of the Fund may also be invested in foreign investment grade fixed income securities and domestic or foreign below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are rated BB or lower by S&P, or have a comparable rating from another NRSRO, or are of comparable quality if unrated. Domestic below investment grade fixed income securities include both convertible and high yield corporate fixed income securities. The foreign fixed income securities in which the Fund may invest may be denominated in either foreign currency or in U.S. dollars.
The Fund may invest in derivatives, including but not limited to, interest rate, inflation, and total return forward rate agreements, deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; interest rate, inflation, and total return swaps. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified exercise price during a period of time or on a specified date.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
The Fund may allocate relatively more of its holdings to a sector that the portfolio managers expect to offer the best balance between total return and risk. The Fund seeks the appreciation component of total return by selecting those securities whose prices will, in the opinion of the portfolio managers, benefit from anticipated changes in economic and market conditions. The portfolio managers may lengthen or shorten duration from time to time based on their interest rate outlook; however, the Fund has no set duration parameters.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Wellington.
How the Sub-Adviser Selects Investments
Wellington seeks to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index with equivalent or lower levels of risk. Wellington has an investment philosophy based on three key tenets: diversification, specialization, and risk control. To select securities, Wellington employs a disciplined investment process that combines top-down strategy with bottom-up fundamental research supported at each step with rigorous risk controls.
6

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all,
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foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a securities price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Derivatives Risk - The use of derivative instruments, including but not limited to, interest rate, inflation, and total return forward rate agreements, deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures; interest rate, bond and swap options; credit default swaps and credit default swap indices; interest rate, inflation, and total return swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At
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or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Over-the-Counter Risk - OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. OTC-listed companies may have limited product lines, markets or financial resources. The Fund may experience difficulty in purchasing or selling these securities at a fair price.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that
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fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
TBA and WI Transaction Risk- TBA and WI securities involve risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
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Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund's benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.32% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Wellington, a Delaware limited liability partnership with its principal business address at 280 Congress Street, Boston MA 02210, is registered as an investment adviser pursuant to the Advisers Act. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years.

•Joseph F. Marvan, CFA is a Senior Managing Director and Fixed Income Portfolio Manager. Mr. Marvan has served as lead Portfolio Manager for the Fund since 2017. Mr. Marvan joined Wellington as an investment professional in 2003.

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•Campe Goodman, CFA is a Senior Managing Director and Fixed Income Portfolio Manager. Mr. Goodman has been involved in portfolio management and securities analysis for the Fund since 2017. Mr. Goodman joined Wellington as an investment professional in 2000.

•Robert D. Burn, CFA is a Managing Director and Fixed Income Portfolio Manager. Mr. Burn has been involved in portfolio management and securities analysis for the Fund since 2017. Mr. Burn joined Wellington as an investment professional in 2007.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
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Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
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Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
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Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
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Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
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GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Institutional Class or Investor Class) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$11.03	0.21	0.67	0.88	(0.30)	(0.06)	(0.36)	$11.55	8.01%
12/31/2019	$10.35	0.28	0.67	0.95	(0.27)	-	(0.27)	$11.03	9.19%
12/31/2018	$10.73	0.30	(0.43)	(0.13)	(0.25)	-	(0.25)	$10.35	(1.21%)
12/31/2017	$10.53	0.27	0.14	0.41	(0.21)	-	(0.21)	$10.73	3.90%
12/31/2016	$10.29	0.29	0.19	0.48	(0.24)	-	(0.24)	$10.53	4.69%
Institutional Class
12/31/2020	$10.04	0.23	0.61	0.84	(0.31)	(0.06)	(0.37)	$10.51	8.46%
12/31/2019	$9.45	0.30	0.59	0.89	(0.30)	-	(0.30)	$10.04	9.45%
12/31/2018	$9.84	0.31	(0.39)	(0.08)	(0.31)	-	(0.31)	$9.45	(0.82%)
12/31/2017	$9.70	0.29	0.13	0.42	(0.28)	-	(0.28)	$9.84	4.37%
12/31/2016	$9.53	0.30	0.18	0.48	(0.31)	-	(0.31)	$9.70	4.99%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$89,443	0.79%	0.70%	1.81%	265%
12/31/2019	$51,836	0.80%	0.70%	2.61%	180%
12/31/2018	$30,166	0.83%	0.70%	2.91%	154%
12/31/2017	$31,615	0.80%	0.70%	2.56%	104%
12/31/2016	$31,830	0.70%	0.70%	2.74%	54%
Institutional Class
12/31/2020	$420,772	0.39%	0.35%	2.20%	265%
12/31/2019	$438,963	0.39%	0.35%	2.99%	180%
12/31/2018	$375,724	0.40%	0.35%	3.25%	154%
12/31/2017	$450,325	0.38%	0.35%	2.91%	104%
12/31/2016	$386,379	0.35%	0.35%	3.09%	54%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)
Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 86%, 66%, 62%, and 74% for the years ended December 31, 2020, 2019, 2018, and 2017, respectively.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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GREAT-WEST FUNDS, INC.
Great-West Emerging Markets Equity Fund
Institutional Class Ticker: MXENX
Investor Class Ticker: MXEOX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.93%	0.93%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.10%	0.56%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.10%	0.21%
Total Annual Fund Operating Expenses	1.03%	1.49%
Fee Waiver and Expense Reimbursement[1]	0.15%	0.26%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.88%	1.23%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.88% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$90	$313	$554	$1,246
Investor Class	$125	$446	$789	$1,757
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 78% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, including preferred stock, issued by emerging markets companies. Emerging markets companies include companies that are listed or traded principally in, have their primary operations in, are domiciled in or derive a majority of their revenue from emerging market countries as defined by the MSCI Emerging Markets Index. The Fund may have exposure to stocks across any capitalization and style and the Fund's exposure will vary from time to time across countries and sectors.
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The Fund may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”), real estate investment trusts (“REITs”), warrants, rights, equity participation notes, and equity linked notes issued by emerging markets companies as well as exchange-traded open-end management investment funds (“ETFs”) and similar products, which generally pursue a passive index-based strategy. The Fund may invest in derivatives, including but not limited to, spot and forward foreign exchange transactions.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Lazard Asset Management LLC (“Lazard”) and UBS Asset Management (Americas) Inc. (“UBS AM”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”). Lazard invests in a broadly diversified portfolio of emerging market common stocks, Depositary Receipts, REITs, warrants and rights using a “bottom-up” systematic stock selection process. UBS AM invests in emerging market equities through a high conviction strategy which seeks to leverage its fundamental analysis and current market opportunities. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 60% allocation of the Fund’s assets to Lazard and a 40% allocation of the Fund’s assets to UBS AM. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such
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security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Rights and Warrants Risk - Investments in rights and warrants involve certain risks including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by Lazard, requires adherence to a systematic, disciplined process. Lazard's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Equity Participation Notes and Equity-Linked Notes Risk – The Fund may invest in equity participation notes and equity linked notes (collectively “EPNs”) to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. EPNs possess the risks associated with their underlying securities, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs may also involve greater risks than if the Fund invests in the underlying security directly, since, EPNs are subject to counterparty, credit and illiquidity risks.
Derivatives Risk - The use of derivative instruments, including but not limited to, spot and forward foreign exchange transactions may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk
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that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2020	19.06%
Worst Quarter	March 2020	-23.11%
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Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Since Inception	Inception Date
Institutional Class	20.05%	4.95%	1/4/2018
Investor Class	19.57%	4.58%	1/4/2018
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.31%	5.41%
Investment Adviser
GWCM
Sub-Advisers
Lazard and UBS AM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Lazard
Paul Moghtader, CFA	Managing Director, Portfolio Manager/Analyst	2018
Taras Ivanenko, PhD, CFA	Director, Portfolio Manager/Analyst	2018
Ciprian Marin	Director, Portfolio Manager/Analyst	2018
Craig Scholl, CFA	Director, Portfolio Manager/Analyst	2018
Susanne Willumsen	Managing Director, Portfolio Manager/Analyst	2018
UBS AM
Geoffrey Wong, CFA	Managing Director, Portfolio Manager / Head of Global Emerging Markets & Asia Pacific Equities	2018
Urs Antonioli, CFA	Managing Director, Portfolio Manager / Head of Emerging Markets EMEA & Latin America Equities	2018
Shou-Pin Choo, CFA	Managing Director; Portfolio Manager / Research Analyst	2018
Gabriel Csendes, CFA	Managing Director, Portfolio Manager / Research Analyst	2018
Manish Modi, CFA	Managing Director, Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund
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over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, including preferred stock, issued by emerging markets companies. Emerging markets companies include companies that are listed or traded principally in, have their primary operations in, are domiciled in or derive a majority of their revenue from emerging market countries as defined by the MSCI Emerging Markets Index. The Fund may have exposure to stocks across any capitalization and style and the Fund's exposure will vary from time to time across countries and sectors.
Equity securities include common stock and preferred stock. Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well.
The Fund may also invest in Depositary Receipts, REITs, warrants, rights, and EPNs from emerging markets companies as well as ETFs and similar products, which generally pursue a passive index-based strategy. Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price. EPNs are debt instruments whose return is determined by the performance of a single equity security. Index ETFs are a type of investment company bought and sold on a securities exchange and represent a portfolio of securities designed to track a particular market index.
The Fund may invest in derivatives, including but not limited to, spot and forward foreign exchange transactions. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Lazard and UBS AM. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 60% allocation of the Fund’s assets to Lazard and a 40% allocation of the Fund’s assets to UBS AM. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Lazard seeks long-term growth of capital through appreciation and dividend income. Lazard invests in a broadly diversified portfolio of emerging market common stocks, Depository Receipts, REITs, and warrants and rights using a systematic stock selection process. The active, quantitative approach utilized by Lazard involves initial screening, risk assessment and evaluation of each company relative to its global peers. Lazard uses an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multi-dimensional assessment of risk, each company is evaluated daily according to a series of independent, proprietary measures, including projected growth,
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relative valuation, market sentiment and financial quality. Trades are made when a stock’s expected return net of transaction costs is sufficiently greater than an existing holding to warrant the trade. In constructing its portfolio, Lazard carefully manages risk exposures to avoid macro-economic bets and unintended exposures to capitalization, currency, systematic risk (beta) and dividend yield relative to the benchmark. The portion of the Fund managed by Lazard typically will hold between 125-225 securities and is well diversified by industry, sector, region and country approximately in proportion to the benchmark.
UBS AM seeks capital appreciation on a risk-adjusted basis over the medium to long term by investing in emerging market equities through a high conviction strategy which seeks to leverage the portfolio management team’s fundamental analysis and current market opportunities. UBS AM invests mostly in equities (common or preferred stock and warrants) or equity related instruments (such as Depositary Receipts and EPNs) from emerging and developing countries around the world. UBS AM’s investment style is focused on investment fundamentals. UBS AM tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction. To implement this style, UBS AM purchases those securities that appear to be underpriced relative to their fundamental values. The portion of the Fund managed by UBS AM will typically hold 20-40 stocks, representing the best ideas of UBS AM’s investment team. These may be of any size and drawn from any sector. UBS AM may invest in money market instruments and in cash deposits in various currencies.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a
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result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
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Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Rights and Warrants Risk - Investments in rights and warrants involve certain risks including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of the Fund’s entire investment. The market for warrants and rights may be very limited, and there may, at times, not be a liquid secondary market for warrants and rights.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock. In addition, preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred stocks allow the issuer to convert their preferred stock into common stock, preferred stocks are often sensitive to declining common stock values. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the
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mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by Lazard, requires adherence to a systematic, disciplined process. Lazard's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Equity Participation Notes and Equity-Linked Notes Risk – The Fund may invest in EPNs to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. EPNs possess the risks associated with their underlying securities, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs may also involve greater risks than if the Fund invests in the underlying security directly, since, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution. Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value.
Derivatives Risk - The use of derivative instruments, including but not limited to, spot and forward foreign exchange transactions may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk
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that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that GWCM could have selected.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. As of February 28, 2021, the MSCI Emerging Markets Index consisted of 27 emerging economies.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.93% of the Fund’s average daily net assets up to $1 billion dollars, 0.88% of the Fund’s average daily net assets over $1 billion and 0.83% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.88% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular
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waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Lazard, a Delaware limited liability company with its principal business address at 30 Rockefeller Plaza, New York, New York 10112-6300, is registered as an investment adviser pursuant to the Advisers Act. Lazard provides investment management services to client discretionary accounts. It is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

•Paul Moghtader, CFA, Managing Director, is a portfolio manager/analyst. Mr. Moghtader joined Lazard in 2007 and has worked in the investment field since 1992. Mr. Moghtader earned a B.A. in Economics from Macalester College and an M.M. in Mathematics from Northwestern University.

•Taras Ivanenko, PhD, CFA, Director, is a portfolio manager/analyst. Mr. Ivanenko joined Lazard in 2007 and has worked in the investment field since 1995. Mr. Ivanenko earned an Engineer-Physicist degree from Moscow Physical-Technical Institute and a Ph.D. in Physics from Massachusetts Institute of Technology.

•Ciprian Marin, Director, is a portfolio manager/analyst. Mr. Marin joined Lazard in 2008 and has worked in the investment field since 1997. Mr. Marin earned a B.S. in International Economics from the Academy of Economic Studies Bucharest and an M.B.A. in Finance from the International University of Japan.

•Craig Scholl, CFA, Director, is a portfolio manager/analyst. Mr. Scholl joined Lazard in 2007 and has worked in the investment field since 1984. Mr. Scholl earned a B.S. in Finance and Public Communications from Syracuse University.

•Susanne Willumsen, Managing Director, is a portfolio manager/analyst. Ms. Willumsen joined Lazard in 2008 and began working in the investment field in 1993. Ms. Willumsen earned an MSc in Shipping, Trade and Finance from City University and a BSc in Management Studies from the University of Surrey.
UBS AM, a Delaware corporation with its principal business address at 1285 Avenue of the Americas, New York, New York 10019, is registered as an investment adviser pursuant to the Advisers Act. UBS AM is a member of the UBS Asset Management business division and wholly-owned subsidiary of UBS Group AG, a publicly traded company.

•Geoffrey Wong, CFA, Managing Director, is Head of Global Emerging Markets and Asia Pacific Equities with overall responsibility for all Asian, Japanese and Australian equity teams, strategies and research. Mr. Wong joined UBS AM in 1997. Mr. Wong earned a S.M., S.B., and M.B.A. from the Massachusetts Institute of Technology.

•Urs Antonioli, CFA, Managing Director, is Head of Emerging Markets EMEA & Latin America Equities and joined UBS AM in 1994. Mr. Antonioli earned a Lic. rer. pol. from the University of Fribourg.

•Shou-Pin Choo, CFA, CFA, Managing Director, is a Portfolio Manager and Technology sector Analyst within the Global Emerging Markets and Asia Pacific Equities team and joined UBS AM in 2000. Mr. Choo earned an M.A. with honors from Oxford University and an M.B.A. from Nanyang Technological University.

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•Gabriel Csendes, CFA, Managing Director, is a Portfolio Manager within the Global Emerging Markets and EMEA & Latin America Equities team and joined UBS AM in 1999. Mr. Csendes earned an M.A. from Bern University and an M.A. from University of Amsterdam.

•Manish Modi, CFA, Managing Director, is a Portfolio Manager within the Global Emerging Markets and Asia Pacific Equities team and joined UBS AM in 2004. Mr. Modi earned a BComm with honors from the Delhi University and an M.B.A. from Case Western Reserve University.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
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Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
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Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
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Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
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Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
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GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$9.39	0.16	1.67	1.83	(0.01)	(0.19)	-	(0.20)	$11.02	19.57%
12/31/2019	$7.79	0.10	1.59	1.69	(0.01)	(0.08)	-	(0.09)	$9.39	21.67%
12/31/2018(d)	$10.00	0.09	(2.22)	(2.13)	-	(0.08)	-	(0.08)	$7.79	(21.34%)(e)
Institutional Class
12/31/2020	$9.35	0.13	1.74	1.87	(0.01)	(0.18)	-	(0.19)	$11.03	20.05%
12/31/2019	$7.78	0.14	1.57	1.71	(0.01)	(0.13)	-	(0.14)	$9.35	21.97%
12/31/2018(d)	$10.00	0.12	(2.22)	(2.10)	-	(0.12)	-	(0.12)	$7.78	(21.02%)(e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$51,824	1.49%	1.23%	1.59%	78%
12/31/2019	$10,129	1.50%	1.23%	1.21%	66%
12/31/2018 (d)	$12,536	1.56%(g)	1.23%(g)	0.98%(g)	60%(e)
Institutional Class
12/31/2020	$382,081	1.03%	0.88%	1.39%	78%
12/31/2019	$355,796	1.01%	0.88%	1.63%	66%
12/31/2018 (d)	$328,510	1.07%(g)	0.88%(g)	1.37%(g)	60%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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GREAT-WEST FUNDS, INC.
Great-West Global Bond Fund
Institutional Class Ticker: MXZMX
Investor Class Ticker: MXGBX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks current income with capital appreciation and growth of income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.58%	0.58%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.08%	0.52%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.08%	0.17%
Total Annual Fund Operating Expenses	0.66%	1.10%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.66%	1.01%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.66% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$67	$211	$368	$822
Investor Class	$103	$341	$597	$1,332
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 104% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds issued by companies, governments and government agencies located around the world. Bonds include debt securities of any maturity, such as notes (including structured notes), bills and debentures (including inflation-indexed securities), mortgage-related securities, asset-backed securities, convertible securities, floating rate loans (limited to up to 20% of the Fund's net assets) and other floating rate securities, eurodollar and Yankee dollar instruments, and preferred stocks. Under normal circumstances, the Fund will invest at least 40% of its net assets in non-U.S. issuers. The Fund focuses on bonds rated investment grade or the unrated equivalent as determined by the
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Sub-Advisers but may invest up to 25% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Fund may invest without limit in developing markets.
The Fund may invest in derivatives, including but not limited to, currency forwards, bond futures contracts, options and interest rate swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks or to express a strategic market outlook. The portfolio managers consider various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Franklin Advisers, Inc. (“Franklin”) and Mellon Investments Corporation (“Mellon”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”). Franklin allocates assets based upon its assessment of changing market, political and economic conditions. Mellon focuses on identifying undervalued government bond markets, currencies, sectors and securities and looks for fixed-income securities with the most potential for added value. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 20% allocation of the Fund’s assets to Franklin and a 80% allocation of the Fund’s assets to Mellon. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or
2

unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Currency Management Strategies Risk - Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio managers expect. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, currency forwards, bond futures contracts, options and interest rate swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Floating Rate Loan Risk - Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. The floating rate loans in which the Fund invests typically will be below investment grade quality and, like other below investment grade securities (commonly known as “high yield securities” or “junk bonds”), are inherently speculative. As a result, the risks associated with such
3

floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.
Inflation-Indexed Securities Risk - In general, the price of an inflation-indexed security can decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Over-the-Counter Risk - Over-the-Counter (“OTC”) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On August 24, 2018, the Fund added another Sub-Adviser, Mellon, alongside the existing Sub-Adviser, Franklin. Consequently, the Fund’s total returns shown below for the periods prior to August 24, 2018 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
4

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2012	6.42%
Worst Quarter	September 2011	-7.99%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	5.72%	3.17%	N/A	1.76%	5/1/2015
FTSE World Government Bond Index (reflects no deduction for fees, expenses or taxes)	10.11%	4.78%	N/A	3.80%
Investor Class	5.33%	2.79%	2.26%	N/A
FTSE World Government Bond Index (reflects no deduction for fees, expenses or taxes)	10.11%	4.78%	2.32%	N/A
Investment Adviser
GWCM
Sub-Advisers
Franklin and Mellon
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Franklin
Michael Hasenstab, Ph.D.	Executive Vice President and Chief Investment Officer, Global Bonds	2005
Christine Zhu	Vice President and Director of Portfolio Construction and Quantitative Analysis	2014
Mellon
Brendan J. Murphy, CFA	Managing Director, Head of Global and Multi-Sector Fixed Income	2018
Scott Zaleski, CFA	Director and Senior Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please
5

contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks current income with capital appreciation and growth of income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds issued by companies, governments and government agencies located around the world. Bonds include debt securities of any maturity, such as notes (including structured notes), bills and debentures (including inflation-indexed securities), mortgage-related securities, asset-backed securities, convertible securities, floating rate loans (limited to up to 20% of the Fund's net assets) and other floating rate securities, eurodollar and Yankee dollar instruments, and preferred stocks. Under normal circumstances, the Fund will invest at least 40% of its net assets in non-U.S. issuers. A non-U.S. issuer issues a security in the currency of a country other than the United States. The Fund may invest without limit in developing markets.
The Fund focuses on securities rated investment grade or the unrated equivalent as determined by the Sub-Advisers but may invest up to 25% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Investment grade securities are those rated in one of the four highest rating categories by Standard & Poor’s Global Ratings (“S&P”) or have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are judged to be of comparable quality by the portfolio managers. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will reevaluate the security, but will not be required to sell it. Below investment grade securities are rated BB or lower by S&P, or have a comparable rating from another NRSRO, or are of comparable quality if unrated. Below investment grade securities include certain corporate debt obligations, preferred stock and mortgage-related securities, and securities convertible into the foregoing.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.
The Fund may invest in derivatives, including but not limited to, currency forwards, bond futures contracts, options and interest rate swaps. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument. The use of these derivative transactions may allow the Fund to obtain net long or net negative
6

(short) exposures to selected interest rates, countries, duration or credit risks or to express a strategic market outlook. The portfolio managers consider various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified exercise price during a period of time or on a specified date.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin and Mellon. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 20% allocation of the Fund’s assets to Franklin and a 80% allocation of the Fund’s assets to Mellon. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Franklin allocates assets based upon its assessment of changing market, political and economic conditions. Franklin considers various factors, including evaluation of interest rates, currency exchange rate changes and credit risks.
Mellon focuses on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasizes the use of an interest rate forecasting strategy. Mellon selects securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies, and the credit quality of government debt; and focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend its securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
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Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad
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declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country's access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare a moratoria on payments, and similar occurrences may happen in the future. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.
Currency Management Strategies Risk - Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio managers expect. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the portfolio managers’ use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign investment losses.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, currency forwards, bond futures contracts, options and interest rate swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are
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changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular
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asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. Because a significant percentage of the Fund’s assets may be invested in a single issuer, the Fund’s performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Floating Rate Loan Risk - Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. The floating rate loans in which the Fund invests typically will be below investment grade quality and, like other below investment grade securities (commonly known as “high yield securities” or “junk bonds”), are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the Fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan.
Inflation-Indexed Securities Risk - Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock. In addition, preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred stocks allow the issuer to convert their preferred stock into common stock, preferred stocks are often sensitive to declining common stock values. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
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Over-the-Counter Risk - OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. OTC-listed companies may have limited product lines, markets or financial resources. The Fund may experience difficulty in purchasing or selling these securities at a fair price.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that GWCM could have selected.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the FTSE World Government Bond Index. The FTSE World Government Bond Index is a market-capitalization-weighted benchmark that tracks total returns of government bonds in 23 developed countries globally.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.58% of the Fund’s average daily net assets up to $1 billion dollars, 0.53% of the Fund’s average daily net assets over $1 billion and 0.48% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”)
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with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.66% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Franklin, a California corporation with its principal business address at One Franklin Parkway, San Mateo, CA 94403, is registered as an investment adviser pursuant to the Advisers Act. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization, operating as Franklin Templeton Investments, listed on the New York Stock Exchange.

•Michael Hasenstab, Ph.D., is Executive Vice President and Chief Investment Officer for Templeton Global Macro Group, which conducts in-depth global macroeconomic analysis covering thematic topics, regional and country analysis, and interest rate, currency and sovereign credit market outlooks. Templeton Global Macro Group offers global, unconstrained investment strategies through a variety of investment vehicles ranging from retail mutual funds to unregistered, privately offered hedge funds. Dr. Hasenstab is a portfolio manager for a number of funds, including Templeton Global Bond Fund and Templeton Global Total Return Fund. Dr. Hasenstab is economic advisor to the CEO of Franklin Resources, Inc., providing his perspective and insight through the lens of Templeton Global Macro Group. In addition, he is a member of Franklin’s executive committee, an eight-member group responsible for shaping the company's overall strategy. Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his doctor of philosophy (Ph.D.) degree, he rejoined the company in April 2001. He has worked and traveled extensively abroad, with a special focus on Asia. Dr. Hasenstab holds a Ph.D. in Economics from the Asia Pacific School of Economics and Management at Australian National University, a Master's degree in Economics of Development from the Australian National University, and a B.A. in International Relations/Political Economy from Carleton College in the United States.

•Christine Zhu is Vice President and Director of Portfolio Construction and Quantitative Analysis for Templeton Global Macro Group. Ms. Zhu joined Franklin Templeton in 2007, initially in the portfolio analysis and investment risk team as a senior analyst. In 2010, she joined the Templeton Global Macro Group with focuses on portfolio construction, derivatives/quantitative strategies in global market, and risk management. Ms. Zhu holds an M.B.A. with investment focus from the University of California at Berkeley, earned her M.S. in Computer Science and Engineering from the University of Notre Dame and a Bachelor's degree in Computer Science and Engineering at Nankai University.
Mellon, a Delaware corporation with its principal business address at 201 Washington Street, Boston, MA 02108, is registered as an investment adviser pursuant to the Advisers Act. Mellon is an indirect subsidiary of the Bank of New York Mellon Corporation, a global financial services organization that provides investment management and services worldwide.

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•Brendan J. Murphy, CFA is Managing Director and Head of Global and Multi-Sector Fixed Income Strategies. Mr. Murphy is the lead portfolio manager for the non-US, global and opportunistic fixed income strategies and oversees the global and multi-sector fixed income team. Previously at the firm, he served as senior portfolio manager for non-U.S., global and opportunistic bond portfolios. Before managing portfolios, he was a senior trader responsible for non-U.S. dollar developed and emerging market securities as well as foreign exchange. Mr. Murphy joined Mellon in 2005. Mr. Murphy holds a B.A. from Trinity College and has been in the investment industry since 1996.

•Scott Zaleski, CFA is a Director and Senior Portfolio Manager for the Global Multi-Sector Fixed Income team. His responsibilities include management of non-U.S., global and unconstrained fixed income strategies. Previously, he served as client portfolio manager for global multi-sector products. Mr. Zaleski joined Mellon in 2014. Mr. Zaleski has a M.S. in Finance from Boston College and a B.S. from Skidmore College and has been in the investment industry since 1990.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its
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obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected,
15

the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing
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described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
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The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
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Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Institutional Class or Investor Class) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$8.09	0.10	0.33	0.43	(0.02)	(0.07)	-	(0.09)	$8.43	5.33%
12/31/2019	$8.07	0.20	0.13	0.33	-	(0.31)	-	(0.31)	$8.09	4.07%
12/31/2018	$8.34	0.30	(0.32)	(0.02)	-	(0.22)	(0.03)	(0.25)	$8.07	(0.27%)
12/31/2017	$8.34	0.33	(0.17)	0.16	(0.16)	-	-	(0.16)	$8.34	1.95%
12/31/2016	$8.21	0.19	0.12	0.31	(0.07)	(0.11)	-	(0.18)	$8.34	2.97%
Institutional Class
12/31/2020	$8.95	0.16	0.35	0.51	(0.02)	(0.11)	-	(0.13)	$9.33	5.72%
12/31/2019	$8.91	0.25	0.14	0.39	-	(0.35)	-	(0.35)	$8.95	4.39%
12/31/2018	$9.20	0.35	(0.35)	0.00	-	(0.26)	(0.03)	(0.29)	$8.91	0.06%
12/31/2017	$9.16	0.40	(0.20)	0.20	(0.16)	-	-	(0.16)	$9.20	2.47%
12/31/2016	$8.98	0.24	0.13	0.37	(0.07)	(0.12)	-	(0.19)	$9.16	3.29%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2020	$29,333	1.10%	1.01%	1.25%	104%
12/31/2019	$38,388	1.07%	1.01%	2.46%	73%
12/31/2018	$41,754	1.12%	1.01%	3.60%	123%
12/31/2017	$47,461	1.22%	1.13%	3.88%	55%
12/31/2016	$54,085	1.30%	1.30%	2.32%	50%
Institutional Class
12/31/2020	$460,046	0.66%	0.66%	1.76%	104%
12/31/2019	$470,867	0.65%	0.65%	2.79%	73%
12/31/2018	$409,355	0.70%	0.66%	3.80%	123%
12/31/2017	$329,358	0.82%	0.78%	4.24%	55%
12/31/2016	$298,199	0.95%	0.95%	2.66%	50%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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GREAT-WEST FUNDS, INC.
Great-West Government Money Market Fund
Institutional Class Ticker: MXGXX
Investor Class Ticker: MXMXX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.39%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.04%
Total Annual Fund Operating Expenses	0.13%	0.49%
Fee Waiver and Expense Reimbursement[1]	0.02%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.11%	0.46%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.11% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The Expense Limit will remain in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement. The Expense Limit cannot be increased without shareholder approval. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$11	$40	$71	$164
Investor Class	$47	$154	$271	$613
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets in government securities. The Fund will, under normal circumstances, invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities. The Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. government, and securities of agencies of the U.S. government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.
The Fund will invest in securities that are only denominated in U.S. dollars and in securities with a weighted average maturity of less than 60 days and a dollar-weighted average life to maturity of no more than 120 days.
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The Fund will invest in high-quality, short-term fixed income securities. These securities will have a rating in one of the two highest rating categories for short-term fixed income obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities determined by the portfolio managers to be of comparable quality).
The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.
The Fund’s investment portfolio is managed by Great-West Capital Management, LLC (“GWCM”), the Fund’s investment adviser.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Possible Loss of Money Risk - You could lose money by investing in the Fund.Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For
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example, the Fund could lose money if a security purchased by the Fund is downgraded and the Fund must sell the security at less than the cost of the security.
Stable NAV Risk - The Fund may not be able to maintain an NAV of $1.00 per share at all times. If the Fund fails to maintain a stable NAV, or if there is a perceived threat of such a failure, the Fund, along with other money market funds, could be subject to increased redemption activity.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the Fund’s performance for the last ten calendar years.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2018	1.39%
Worst Quarter	September 2020	0.00%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	0.42%	1.05%	N/A	1.00%	10/5/2015
Investor Class	0.29%	0.77%	0.38%	N/A
Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.
As of December 31, 2020, the Fund’s 7-day yield and its effective yield were:
	7-Day Yield	Effective Yield
Institutional Class	0.01%	0.01%
Investor Class	0.01%	0.01%
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Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Jack Brown, CFA	Chief Investment Officer	2016
Rebecca Dugan	Assistant Portfolio Manager	2017
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets in government securities. The Fund will, under normal circumstances, invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities. The Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. government, and securities of agencies of the U.S. government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. However, the U.S. government does not guarantee the net asset value of Fund shares.
The Fund will invest in securities that are only denominated in U.S. dollars and in securities with a weighted average maturity of less than 60 days and a dollar-weighted average life to maturity of no more than 120 days.
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The Fund will invest in high-quality, short-term fixed income securities. These securities will have a rating in one of the two highest rating categories for short-term fixed income obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities determined by the portfolio managers to be of comparable quality).
Except as permitted under Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”), as amended, the Fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government issued securities or securities subject to certain types of guarantees as defined in the 1940 Act.
The Fund seeks to maintain a stable NAV of $1.00 per share.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
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Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Possible Loss of Money Risk - You could lose money by investing in the Fund.Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For example, the Fund could lose money if a security purchased by the Fund is downgraded and the Fund must sell the security at less than the cost of the security.
Stable NAV Risk - The Fund may not be able to maintain an NAV of $1.00 per share at all times. If the Fund fails to maintain a stable NAV, or if there is a perceived threat of such a failure, the Fund, along with other money market funds, could be subject to increased redemption activity. Shareholders of the Fund should not rely on or expect the Fund’s sponsor or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund, or take other actions to help the Fund maintain a stable $1.00 share price.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Listed below are the GWCM portfolio managers that have responsibility for the day-to-day management of the Fund.

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•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since 2016. In addition to the Fund, Mr. Brown manages a portion of the Great-West Core Strategies: Flexible Bond Fund, the Great-West Core Strategies: Short Duration Bond Fund, Great-West Bond Index Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Securities Fund, collective investment trusts managed by GWCM, stable value funds managed by GWCM and GWL&A, pension plans managed by GWCM, and certain fixed income separate accounts of GWL&A. Mr. Brown joined GWL&A in 2015 with 20 years of industry experience. Mr. Brown received a B.S. in Finance from the Metropolitan State College of Denver and an M.B.A. from the University of Colorado.

•Rebecca Dugan, Assistant Portfolio Manager, has managed the Fund since 2017. Ms. Dugan joined GWL&A in 2012 with 7 years of prior industry experience. Ms. Dugan received a B.S. in Finance from the University of Colorado at Boulder.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.11% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The Expense Limit will remain in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM. The Expense Limit cannot be increased without shareholder approval. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of a Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Effective April 29, 2020, GWCM and Empower contractually agreed to temporarily waive management fees and Shareholder Services Fees, as applicable, and to absorb Fund expenses that collectively exceed 0.01% of the Fund’s average daily net assets but which are less than the Expense Limit. In addition, GWCM agreed to remit payments to a share class of the Fund to the extent necessary to maintain a yield on such share class of 0.01%. This agreement shall terminate upon termination of the investment advisory agreement, or at any time upon written notice by GWCM and Empower. Under the agreement, GWCM and Empower may recoup, subject to Board approval, these waivers, reimbursements and payments in future periods, not exceeding three years following the particular waiver/reimbursement/payment, provided total annual Fund operating expenses of a share class plus such recoupment do not exceed the lesser of the expense limitation that was in place at the time of the waiver/reimbursement/payment or the expense limitation in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a
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separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available.
The net asset value of the Fund is determined by using the amortized cost method of valuation. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.
We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
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The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends monthly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is
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established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of
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shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
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Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$1.00	0.00(d)	-	0.00(d)	(0.00)(d)	-	(0.00)(d)	$1.00	0.29%
12/31/2019	$1.00	0.02	-	0.02	(0.02)	-	(0.02)	$1.00	1.77%
12/31/2018	$1.00	0.01	-	0.01	(0.01)	-	(0.01)	$1.00	1.39%
12/31/2017	$1.00	0.00(d)	-	0.00(d)	(0.00)(d)	-	(0.00)(d)	$1.00	0.41%
12/31/2016	$1.00	0.00(d)	-	0.00(d)	(0.00)(d)	-	(0.00)(d)	$1.00	0.00%
Institutional Class
12/31/2020	$1.00	0.00(d)	-	0.00(d)	(0.00)(d)	-	(0.00)(d)	$1.00	0.42%
12/31/2019	$1.00	0.02	-	0.02	(0.02)	-	(0.02)	$1.00	2.11%
12/31/2018	$1.00	0.02	-	0.02	(0.02)	-	(0.02)	$1.00	1.75%
12/31/2017	$1.00	0.01	-	0.01	(0.01)	-	(0.01)	$1.00	0.76%
12/31/2016	$1.00	0.00(d)	-	0.00(d)	(0.00)(d)	-	(0.00)(d)	$1.00	0.24%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate
Supplemental Data and Ratios
Investor Class
12/31/2020	$859,119	0.47%	0.26%	0.33%	N/A
12/31/2019	$1,862,887	0.48%	0.46%	1.72%	N/A
12/31/2018	$1,476,098	0.48%	0.46%	1.39%	N/A
12/31/2017	$1,287,687	0.47%	0.46%	0.40%	N/A
12/31/2016	$1,372,989	0.46%	0.36%	0.00%(e)	N/A
Institutional Class
12/31/2020	$246,184	0.12%	0.09%	0.38%	N/A
12/31/2019	$165,299	0.12%	0.11%	2.11%	N/A
12/31/2018	$209,011	0.11%	0.11%	1.74%	N/A
12/31/2017	$176,628	0.12%	0.11%	0.75%	N/A
12/31/2016	$197,854	0.11%	0.11%	0.26%	N/A

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses waived. Without the expense waiver, the return shown would have been lower.
(c)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(d)	Amount was less than $0.01 per share.
(e)	Amount represents less than 0.01%.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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GREAT-WEST FUNDS, INC.
Great-West High Yield Bond Fund
Institutional Class Ticker: MXFRX
Investor Class Ticker: MXHYX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.07%	0.84%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.07%	0.49%
Total Annual Fund Operating Expenses	0.79%	1.56%
Fee Waiver and Expense Reimbursement[1]	0.04%	0.46%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.75%	1.10%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.75% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$248	$435	$974
Investor Class	$112	$448	$806	$1,817
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in below investment grade (commonly known as “high yield securities” or “junk bonds”) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, bank loans (term and revolving loans), pay-in-kind bonds (“PIK bonds”) as well as “toggle bonds” (issuer’s option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. The Fund invests mainly in securities that have
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intermediate to long-term maturities (three years or longer). Up to 20% of the total assets of the Fund may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.
Below investment grade securities are those rated BB or lower by Standard & Poor’s Global Ratings (“S&P”) or which have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”), or which the sub-adviser believes are of comparable quality if unrated. No more than 35% of the Fund’s total assets may be invested in securities rated below B3/B- by all NRSROs who rate such securities, or, if unrated, determined to be of comparable quality by the sub-adviser.
The Fund may invest in foreign securities, and make forward commitments. The Fund may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Fund may invest in derivatives, including but not limited to, forward currency contracts; futures and options on securities, securities indices or currencies; options on these futures; credit default swaps and credit default swap indices; and interest rate or currency swaps.
The Fund may invest up to 15% of its net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Putnam Investment Management, LLC (the “Sub-Adviser” or “Putnam”). Putnam’s investment approach combines a top-down, macroeconomic overview with strong fundamental credit research, which provides sector-specific coverage across the full credit rating spectrum (AAA to distressed) and capital structure (loans to equity).
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of
2

security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Derivatives Risk - The use of derivative instruments, including but not limited to, forward currency contracts; futures and options on securities, securities indices or currencies; options on these futures; credit default swaps and credit default swap indices; and interest rate or currency swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a composite index which has investment characteristics similar to those of the Fund.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	12.30%
Worst Quarter	March 2020	-12.24%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	11.27%	8.83%	N/A	6.23%	5/1/2015
ICE BofAML 80% US High Yield 20% US Convertible Index (reflects no deduction for fees, expenses or taxes)	13.39%	10.30%	N/A	7.48%
J.P. Morgan Developed High Yield Index (reflects no deduction for fees, expenses or taxes)	5.33%	8.47%	N/A	5.96%
Investor Class	10.79%	8.45%	6.33%	N/A
ICE BofAML 80% US High Yield 20% US Convertible Index (reflects no deduction for fees, expenses or taxes)	13.39%	10.30%	7.84%	N/A
J.P. Morgan Developed High Yield Index (reflects no deduction for fees, expenses or taxes)	5.33%	8.47%	6.95%	N/A
Investment Adviser
GWCM
Sub-Adviser
Putnam
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Paul D. Scanlon, CFA	Co-Head of Corporate and Tax-exempt Credit	2009
Norman P. Boucher	Portfolio Manager	2009
Robert L. Salvin	Portfolio Manager	2009
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please
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contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in below investment grade (commonly known as “high yield securities” or “junk bonds”) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, bank loans (term and revolving loans), PIK bonds as well as “toggle bonds” (issuer’s option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. The Fund invests mainly in securities that have intermediate to long-term maturities (three years or longer).
Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest and must repay the amount borrowed at maturity. Below investment grade securities are those rated BB or lower by S&P or have a comparable rating from another NRSRO, or which the Sub-Adviser believes are of comparable quality if unrated. Below investment grade quality bonds include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. No more than 35% of the Fund’s total assets may be invested in securities rated below B3/B- by all NRSROs who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.
Zero-coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero-coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value.
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock.
Preferred stockholders typically receive greater dividends than common stockholders but may receive less appreciation than common stockholders and may have different voting rights as well.
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Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings.
PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Rule 144A fixed income securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
Up to 20% of the total assets of the Fund may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants. Convertible preferred stock is preferred stock that includes an option for stockholders to convert the preferred stock into a fixed number of shares of common stock, usually after a predetermined date. Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. Warrants give the holder the right to buy a common stock at a given time for a specified price.
The Fund may invest in foreign securities and make forward commitments. A foreign security is a security issued in the currency of a country other than the United States and includes both foreign corporate and government issuers. The Fund may invest up to 20% of its total assets in securities not denominated in U.S. dollars.
The Fund may invest in derivatives, including but not limited to, forward currency contracts; futures and options on securities, securities indices or currencies; options on these futures; credit default swaps and credit default swap indices; and interest rate or currency swaps. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified exercise price during a period of time or on a specified date.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
The Fund may invest up to 15% of its net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The term “illiquid securities” generally means securities that cannot be sold in the ordinary course of business within seven (7) days at approximately the price used in determining the Fund's net asset value. The sale of many of these investments is limited by law.
Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Fund. It is expected, however, that the Sub-Adviser will make active use of short-term reserves when deemed appropriate. Except for obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, no more than 5% of the total assets of the Fund will be invested in the assets of any one issuer. No more than 25% of the total assets of the Fund will be invested in any one industry, as defined by the Sub-Adviser.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Putnam.
How the Sub-Adviser Selects Investments
Putnam’s investment approach combines a top-down, macroeconomic overview with strong fundamental credit research, which provides sector-specific coverage across the full credit rating spectrum (AAA to distressed) and capital structure (loans to equity). Security selection decisions are made daily based on fundamental credit developments and market opportunities and implemented
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against the current portfolio strategy. Security and issuer exposure are determined relative to the index, and result from the portfolio managers’ conviction in the idea and the potential risk-adjusted return of the security. The investment decision is focused on maximizing the risk and return profile of the portfolio by investing in issues that fit best the outlook for the market and offer the best relative value. Sector allocation decisions are a function of relative value across sectors, the regulatory landscape, and technical factors. Country selection considers the economic outlook, currency and liquidity, the bankruptcy regime, and political risks which vary globally.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to
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changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a securities price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
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Derivatives Risk - The use of derivative instruments, including but not limited to, forward currency contracts; futures and options on securities, securities indices or currencies; options on these futures; credit default swaps and credit default swap indices; and interest rate or currency swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities
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prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund. Convertible securities are also subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock. In addition, preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred stocks allow the issuer to convert their preferred stock into common stock, preferred stocks are often sensitive to declining common stock values. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark indexes are the J.P. Morgan Developed High Yield Index and a composite index consisting of an 80% weighting to the ICE Bank of America Merrill Lynch U.S. High Yield Index and a 20% weighting to the ICE Bank of America Merrill Lynch All U.S. Convertible Index. The J.P. Morgan Developed High Yield Index is an unmanaged index of high yield fixed income securities issued in developed countries. The ICE Bank of America Merrill Lynch U.S. High Yield Index measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The ICE Bank of America Merrill Lynch All U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.72% of the Fund’s average daily net assets up to $1 billion dollars, 0.67% of the Fund’s average daily net assets over $1 billion and 0.62% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses
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incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.75% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act.
 Putnam is an affiliate of GWCM and GWL&A. Putnam is an indirect wholly-owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to GWCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
The portfolio management team for the Fund is led by Paul D. Scanlon, CFA, Co-Head of Corporate and Tax-exempt Credit. Mr. Scanlon joined Putnam in 1999 and has been in the investment industry since 1986.

•Norman P. Boucher joined Putnam in 1998 and has been in the investment industry since 1985.

•Robert L. Salvin joined Putnam in 2000 and has been in the investment industry since 1986.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
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Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated
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after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or
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unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of
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multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing
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annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
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Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Institutional Class or Investor Class) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$7.84	0.26	0.57	0.83	-	(0.31)	-	(0.31)	$8.36	10.79%
12/31/2019	$7.23	0.34	0.69	1.03	(0.00)(d)	(0.42)	-	(0.42)	$7.84	14.40%
12/31/2018	$8.13	0.43	(0.74)	(0.31)	-	(0.59)	-	(0.59)	$7.23	(3.92%)
12/31/2017	$8.10	0.41	0.12	0.53	-	(0.50)	-	(0.50)	$8.13	6.62%
12/31/2016	$7.46	0.41	0.73	1.14	-	(0.50)	-	(0.50)	$8.10	15.54%
Institutional Class
12/31/2020	$9.56	0.35	0.71	1.06	-	(0.34)	-	(0.34)	$10.28	11.27%
12/31/2019	$8.74	0.44	0.84	1.28	(0.00)(d)	(0.46)	-	(0.46)	$9.56	14.73%
12/31/2018	$9.69	0.55	(0.89)	(0.34)	-	(0.61)	-	(0.61)	$8.74	(3.58%)
12/31/2017	$9.55	0.52	0.14	0.66	-	(0.52)	-	(0.52)	$9.69	7.03%
12/31/2016	$8.72	0.51	0.85	1.36	-	(0.53)	-	(0.53)	$9.55	15.87%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$6,675	1.56%	1.10%	3.37%	61%
12/31/2019	$7,642	1.48%	1.10%	4.35%	64%
12/31/2018	$8,299	1.39%	1.10%	5.41%	40%
12/31/2017	$9,948	1.24%	1.10%	4.94%	59%
12/31/2016	$8,938	1.10%	1.10%	5.14%	56%
Institutional Class
12/31/2020	$267,454	0.79%	0.75%	3.71%	61%
12/31/2019	$262,043	0.78%	0.75%	4.66%	64%
12/31/2018	$239,618	0.79%	0.75%	5.76%	40%
12/31/2017	$303,972	0.78%	0.75%	5.30%	59%
12/31/2016	$285,811	0.75%	0.75%	5.48%	56%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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GREAT-WEST FUNDS, INC.
Great-West Inflation-Protected Securities Fund
Institutional Class Ticker: MXIOX
Investor Class Ticker: MXIHX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.04%	0.81%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.04%	0.46%
Total Annual Fund Operating Expenses	0.37%	1.14%
Fee Waiver and Expense Reimbursement[1]	0.02%	0.44%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%
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The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$117	$206	$466
Investor Class	$72	$319	$585	$1,347
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 98% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. government agencies and corporations (“CIPS”), and other instruments, including inflation-linked swaps, with similar economic characteristics. IPS are designed to provide inflation-protection to investors.
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The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPI-U”) as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation, that is, a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of a bond, follows a designated inflation index, such as the CPI-U. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
The Fund may invest in derivatives, including but not limited to, exchange-traded futures; inflation-linked swaps that reference the CPI-U, as well as other measures of inflation; and interest swaps.
The remainder of the Fund’s assets may be invested in other fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. government securities”), asset-backed securities, mortgage-backed securities, corporate securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”) and securities issued by foreign corporate and governmental issuers.
“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg Barclays 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index, plus or minus one year. As of December 31, 2020, the duration of this index was 4.84 years.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Goldman Sachs Asset Management, L.P. (the “Sub-Adviser” or “GSAM”). GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid and difficult to value, and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an
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exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Derivatives Risk - The use of derivative instruments, including but not limited to, exchange-traded futures, interest rate swaps and inflation-linked swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Over-the-Counter Risk - Over-the-Counter (“OTC”) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
CPI-U Measurement Risk - There can be no assurance that the CPI-U, a measurement of changes in the cost of living, will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Deflation Risk - If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Tax Consequences Risk - The Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income.
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Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	4.89%
Worst Quarter	March 2020	-1.92%
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Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Since Inception	Inception Date
Institutional Class	8.02%	4.50%	1/4/2018
Investor Class	7.57%	4.15%	1/4/2018
Bloomberg Barclays 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index (reflects no deduction for fees, expenses or taxes)	8.39%	4.97%
Investment Adviser
GWCM
Sub-Adviser
GSAM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Matthew Kaiser	Managing Director	2018
Peter Stone	Managing Director	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in IPS of varying maturities, including TIPS and CIPS, and other instruments, including inflation-linked swaps, with similar economic characteristics. IPS are designed to provide inflation-protection to investors. IPS are income-generating instruments whose interest and principal payments are adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate. Any increase or decrease in the principal amount of IPS will result in an adjustment of interest income which is distributed to shareholders periodically.
The U.S. Treasury uses the CPI-U as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation, that is, a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of a bond, follows a designated inflation index, such as the CPI-U. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Any increase in principal value of IPS caused by an increase in the CPI-U is taxable in the year the increase occurs, even though the Fund holding IPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is disadvantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
The Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases IPS that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or IPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities, including when it is disadvantageous to do so.
The Fund may invest in derivatives, including but not limited to, exchange-traded futures; inflation-linked swaps that reference the CPI-U, as well as other measures of inflation; and interest swaps. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. government securities, asset-backed securities, mortgage-backed securities, corporate securities, below investment grade securities (commonly known as “high yield securities” or “junk bonds”) and securities issued by foreign corporate and governmental issuers. Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.
In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. In general, the longer the maturity or duration of a security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year
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effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg Barclays 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index, plus or minus one year. As of December 31, 2020, the duration of this index was 4.84 years.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM.
How the Sub-Adviser Selects Investments
GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value. GSAM has a committed focus on security selection, and expects that the Fund’s investments will tend to be repeatable, scalable and generally exhibit high information ratios over time. GSAM implements its investment philosophy through an investment process that seeks to maximize risk-adjusted performance by utilizing a diverse set of investment strategies that revolve around: (1) developing a long-term risk budget; (2) generating investment views and strategies; (3) constructing the portfolio; and (4) implementing dynamic adjustments based on market conditions.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception
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of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid and difficult to value, and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance. The value of an inflation-linked swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Derivatives Risk - The use of derivative instruments, including but not limited to, exchange-traded futures, interest rate swaps and inflation-linked swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants
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entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Over-the-Counter Risk - OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. Securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. OTC-listed companies may have limited product lines, markets or financial resources. The Fund may experience difficulty in purchasing or selling these securities at a fair price.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
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CPI-U Measurement Risk - The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Deflation Risk - The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely. If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Tax Consequences Risk - The Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. As a result, the Fund may be required to make distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so in order to satisfy the distribution requirements for qualifying as a regulated investment company. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
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Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Bloomberg Barclays 1-10 Year U.S. TIPS Index. The Bloomberg Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index is a market value-weighted index that is designed to measure the performance of inflation-protected securities issued by the U.S. Treasury with maturity dates of more than 1 year and less than 10 years.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.33% of the Fund’s average daily net assets up to $1 billion dollars, 0.28% of the Fund’s average daily net assets over $1 billion and 0.23% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC.

•Matthew Kaiser, Managing Director of GSAM, is a portfolio manager on the Fixed Income team, focused on securitized and mortgage-backed securities portfolios. He is responsible for the firm’s industry-leading BOLI (bank-owned life insurance) platform, advises on stable value, core, TIPS, and opportunistic mandates. Mr. Kaiser joined the firm as a managing director in 2009 and managed GSAM’s participation in the Federal Reserve’s $1.25 trillion program to invest in
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agency mortgage-backed securities. He has 30 years of experience in the US fixed income markets in roles spanning investments, distribution and research. Mr. Kaiser earned a B.S. in Economics from the Wharton School, of the University of Pennsylvania, in 1982.

•Peter Stone, Managing Director of GSAM, is the head of the North American Government Swaps Strategy, which focuses on relative value opportunities in government, agency, interest rate swaps and inflation markets. He is also the Co-Head of the Duration Strategy team. Mr. Stone joined Goldman Sachs in 2007 and was named Managing Director in 2015. He earned a B.S. in Commerce from the University of Virginia in 2004.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
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GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio
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securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held
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by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners
15

of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other
16

financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
17

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$9.92	0.08	0.67	0.75	-	(0.10)	(0.11)	(0.21)	$10.46	7.57%
12/31/2019	$9.47	0.18	0.42	0.60	-	(0.15)	-	(0.15)	$9.92	6.35%
12/31/2018(d)	$10.00	0.20	(0.32)	(0.12)	(0.01)	(0.40)	-	(0.41)	$9.47	(1.22%)(e)
Institutional Class
12/31/2020	$9.86	0.11	0.68	0.79	-	(0.15)	(0.11)	(0.26)	$10.39	8.02%
12/31/2019	$9.45	0.22	0.41	0.63	-	(0.22)	-	(0.22)	$9.86	6.65%
12/31/2018(d)	$10.00	0.24	(0.33)	(0.09)	(0.01)	(0.45)	-	(0.46)	$9.45	(0.89%)(e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$5,855	1.14%	0.70%	0.75%	98%(g)
12/31/2019	$4,953	1.00%	0.70%	1.85%	66%
12/31/2018 (d)	$5,878	1.07%(h)	0.70%(h)	2.06%(h)	114%(e)
Institutional Class
12/31/2020	$434,109	0.37%	0.35%	1.08%	98%(g)
12/31/2019	$424,797	0.36%	0.35%	2.23%	66%
12/31/2018 (d)	$367,200	0.37%(h)	0.35%(h)	2.42%(h)	114%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)
Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 84%.

(h)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
19

GREAT-WEST FUNDS, INC.
Great-West International Growth Fund
Institutional Class Ticker: MXHTX
Investor Class Ticker: MXIGX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.04%	0.46%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.04%	0.11%
Total Annual Fund Operating Expenses	0.86%	1.28%
Fee Waiver and Expense Reimbursement[1]	0.01%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.85%	1.20%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.85% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$273	$476	$1,060
Investor Class	$122	$398	$695	$1,538
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging markets) issuers. For purposes of the Fund’s 80% policy, “net assets” means net assets plus the amount of any borrowings for investment purposes. The Fund may, from time to time, have significant investments in a particular sector or country, a small number of countries, or a particular geographic region; provided that the Fund will, under normal circumstances, invest in at least three different countries. The Fund may invest in
1

companies of any size, including small and medium companies. The Fund may invest in derivatives, including but not limited to, currency forwards and futures.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more of its assets in that country; or the issuer is included in an index which is representative of that country.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Franklin Templeton Institutional, LLC (“Franklin Templeton”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”). Franklin Templeton employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that it expects to have higher revenue and earnings growth than their peers. JPMorgan uses a bottom-up investment approach to identify companies that it believes have above average growth potential and that are also trading at reasonable valuations. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 40% allocation of the Fund’s assets to Franklin Templeton and a 60% allocation of the Fund’s assets to JPMorgan. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
2

Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Sector Risk - The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Derivatives Risk - The use of derivative instruments, including but not limited to, currency forwards and futures may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
3

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On April 27, 2018, the Fund replaced the prior sub-adviser with the current Sub-Advisers. Consequently, the Fund’s total returns shown below for the periods prior to April 27, 2018 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	26.11%
Worst Quarter	September 2011	-20.22%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	28.88%	12.94%	N/A	9.43%	5/1/2015
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	18.29%	10.50%	N/A	8.18%
Investor Class	28.35%	12.55%	8.30%	N/A
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	18.29%	10.50%	7.51%	N/A
Investment Adviser
GWCM
Sub-Advisers
Franklin Templeton and JPMorgan
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Franklin Templeton
Donald G. Huber, CFA	Senior Vice President and Portfolio Manager	2018
John P. Remmert, J.D.	Senior Vice President and Portfolio Manager	2018
JPMorgan
Shane Duffy, CFA	Managing Director	2018
Thomas Murray, CFA	Managing Director	2018
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging markets) issuers. For purposes of the Fund’s 80% policy, “net assets” means net assets plus the amount of any borrowings for investment purposes. The Fund may, from time to time, have significant investments in a particular sector or country, a small number of countries, or a particular geographic region; provided that the Fund will, under normal circumstances, invest in at least three different countries. The Fund may invest in companies of any size, including small and medium companies.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities
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trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more of its assets in that country; or the issuer is included in an index which is representative of that country.
Equity securities include common stock and preferred stock. Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Convertible securities may include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies.
The Fund may invest in derivatives, including but not limited to, currency forwards and futures. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin Templeton and JPMorgan. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 40% allocation of the Fund’s assets to Franklin Templeton and a 60% allocation of the Fund’s assets to JPMorgan. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Franklin Templeton employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that are expected to have higher revenue and earnings growth than their peers. Franklin Templeton uses a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth, quality and valuation.
JPMorgan generally focuses on investing its assets in the stocks of companies that it believes have above average growth potential and that are also trading at reasonable valuations. JPMorgan uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
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Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Convertible securities may decline in value if the price of a common stock falls below the conversion price.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
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Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
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Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund. Convertible securities are also subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock. In addition, preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred stocks allow the issuer to convert their preferred stock into common stock, preferred stocks are often sensitive to declining common stock values. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Derivatives Risk - The use of derivative instruments, including but not limited to, currency forwards and futures may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that GWCM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the MSCI EAFEGrowth Index. The MSCI EAFE Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed markets countries around the world, excluding the United States and Canada. As of December 31, 2020, the MSCI EAFE Growth Index consisted of 21 developed market country indices.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.82% of the Fund’s average daily net assets up to $1 billion dollars, 0.77% of the Fund’s average daily net assets over $1 billion and 0.72% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.85% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written
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notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Franklin Templeton, a Delaware limited liability company with its principal business address at One Franklin Parkway, San Mateo, California 94403, is registered as an investment adviser pursuant to the Advisers Act. Franklin Templeton is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange and has been in the investment management business since 1947.

•Donald G. Huber, CFA, is a senior vice president and portfolio manager responsible for managing institutional and retail global large cap equity portfolios. Mr. Huber joined Franklin Templeton in 2002 and has been in the financial services industry since 1981. Mr. Huber holds a B.B.A. from the University of Michigan. He is a member of the New York Society of Security Analysts.

•John P. Remmert, J.D., is a senior vice president and lead portfolio manager for Franklin Equity Group. He is responsible for the management of global and non-U.S. institutional equity portfolios. Mr. Remmert joined Franklin Templeton in 2002 and has been in the financial services industry since 1987. Mr. Remmert holds an M.B.A. from the University of Chicago, a J.D. from Georgetown University, and a B.A. from Rutgers University.
JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, is registered as an investment adviser pursuant to the Advisers Act. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and provides discretionary investment services to institutional clients.

•Shane Duffy, CFA is a managing director and portfolio manager in the International Equity Group. Mr. Duffy works on EAFE portfolios, in particular International Growth and International Unconstrained. Previously, Mr. Duffy worked as a global sector specialist with responsibility for consumer discretionary stocks. He joined the team in 1999 and holds a M.A. in History from Cambridge University.

•Thomas Murray, CFA is a portfolio manager in the International Equity Group, based in London, with particular responsibility for EAFE, ACWI ex US and International Unconstrained portfolios. Mr. Murray was previously the Global Sector Specialist responsible for the energy sector. Mr. Murray joined the team in 1996 and holds a B.A. (Hons) in Classics from Bristol University.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above.
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Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated
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after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or
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unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of
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multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing
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annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
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Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Institutional Class or Investor Class) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$12.63	(0.02)(d)	3.60	3.58	-	-	(0.14)	(0.14)	$16.07	28.35%
12/31/2019	$9.44	0.04	3.17	3.21	(0.00)(e)	(0.01)	(0.01)	(0.02)	$12.63	34.07%
12/31/2018	$12.86	0.08	(2.26)	(2.18)	-	-	(1.24)	(1.24)	$9.44	(16.87%)
12/31/2017	$10.54	0.12	2.68	2.80	-	(0.12)	(0.36)	(0.48)	$12.86	26.62%
12/31/2016	$10.60	0.12	(0.15)	(0.03)	(0.00)(e)	(0.03)	(0.00)(e)	(0.03)	$10.54	(0.30%)
Institutional Class
12/31/2020	$9.38	0.02	2.69	2.71	-	(0.02)	(0.14)	(0.16)	$11.93	28.88%
12/31/2019	$7.03	0.06	2.37	2.43	(0.00)(e)	(0.07)	(0.01)	(0.08)	$9.38	34.57%
12/31/2018	$10.00	0.08	(1.75)	(1.67)	-	(0.06)	(1.24)	(1.30)	$7.03	(16.69%)
12/31/2017	$8.29	0.14	2.11	2.25	-	(0.18)	(0.36)	(0.54)	$10.00	27.24%
12/31/2016	$8.42	0.11	(0.12)	(0.01)	(0.00)(e)	(0.12)	(0.00)(e)	(0.12)	$8.29	(0.04%)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$42,126	1.28%	1.20%	(0.19%)	27%
12/31/2019	$40,066	1.28%	1.20%	0.34%	30%
12/31/2018	$31,531	1.30%	1.20%	0.65%	124%
12/31/2017	$44,479	1.29%	1.20%	1.01%	18%
12/31/2016	$34,752	1.20%	1.20%	1.14%	27%
Institutional Class
12/31/2020	$437,865	0.86%	0.85%	0.17%	27%
12/31/2019	$435,749	0.85%	0.85%	0.71%	30%
12/31/2018	$374,056	0.88%	0.85%	0.84%	124%
12/31/2017	$332,024	0.88%	0.85%	1.41%	18%
12/31/2016	$297,005	0.85%	0.85%	1.38%	27%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Amount was less than $0.01 per share.
(f)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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GREAT-WEST FUNDS, INC.
Great-West International Index Fund
Institutional Class Ticker: MXPBX
Investor Class Ticker: MXINX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.40%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.05%
Total Annual Fund Operating Expenses	0.28%	0.65%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$29	$90	$157	$356
Investor Class	$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the Benchmark Index or in derivative securities economically related to the Benchmark Index. The Fund will seek investment results, before fees and expenses, that track the total return of the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index, a statistically selected sampling of the stocks in the Benchmark Index, and/or through a combination of stock ownership, owning derivatives such as futures contracts on the Benchmark Index and options on futures contracts, and owning exchange-traded funds (“ETFs”) that seek to track the Benchmark Index. The Fund does not necessarily invest in all of the stocks in the Benchmark Index, or in the same weightings as the stocks have in the Benchmark Index. The Fund’s sub-adviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks chosen are similar to those of the Benchmark Index.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Irish Life Investment Managers Limited (the “Sub-Adviser” or “ILIM”).
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The Benchmark Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of February 28, 2021, the Benchmark Index consisted of 21 developed market country indices.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
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Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, forward foreign currency contracts, futures contracts on the Benchmark Index and options on futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	15.83%
Worst Quarter	March 2020	-23.15%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Since Inception	Inception Date
Institutional Class	7.84%	7.47%	4.73%	5/1/2015
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	4.75%
Investor Class	7.52%	7.10%	4.76%	1/13/2011
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	5.46%
Investment Adviser
GWCM
Sub-Adviser
ILIM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Michael Lynch, CFA	Head of Indexed Equities	2016
Nicola Dowdall	Senior Fund Manager	2016
Peter Leonard, CFA	Senior Fund Manager	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
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Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the Benchmark Index or in derivative securities economically related to the Benchmark Index. The Fund will seek investment results, before fees and expenses, that track the total return of the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index, a statistically selected sampling of the stocks in the Benchmark Index, and/or through a combination of stock ownership, owning derivatives such as futures contracts on the Benchmark Index and options on futures contracts, and owning ETFs that seek to track the Benchmark Index. The Fund does not necessarily invest in all of the stocks in the Benchmark Index, or in the same weightings as the stocks have in the Benchmark Index. The Fund’s Sub-Adviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks chosen are similar to those of the Benchmark Index.
Common stock is a type of security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock also entitles the holder to share in any of the company’s dividends.
Derivatives, such as forward foreign currency contracts; futures contracts on the Benchmark Index and options on futures contracts, are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
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GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
The Benchmark Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of February 28, 2021, the Benchmark Index consisted of 21 developed market country indices. The Benchmark Index is reviewed quarterly. During the reviews in May and November, the Benchmark Index is updated to reflect new companies and securities, changes in the classifications of existing companies and securities, and updates to foreign inclusion factors and number of shares. During the reviews in February and August, the Benchmark Index is updated to include significant new eligible securities, reflect significant moves of companies across size segments, and reflect the impact of significant market events on foreign inclusion factors and number of shares. Event-related changes are generally reflected in the Benchmark Index as they occur.
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY GWCM. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT,OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this Fund without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a
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result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be
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less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, forward foreign currency contracts, futures contracts on the Benchmark Index and options on futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk
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exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
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Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets up to $1 billion dollars, 0.20% of the Fund’s average daily net assets over $1 billion and 0.15% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.32% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
 ILIM is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to GWCM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Michael Lynch, CFA is Head of Indexed Equities and has worked on the Indexation Team since 2006. Prior to joining ILIM, he worked for 6 years in Investment Technology Group Europe. He graduated with a degree in Commerce and he also holds a Masters in Economics, both from University College Cork.
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•Nicola Dowdall is a Senior Fund Manager and has worked on the Indexation Team since 2000. Prior to joining the Indexation Team, she worked for two years as an investment accountant with ILIM. Prior to joining ILIM, Ms. Dowdall worked as an audit manager in practice. Ms. Dowdall graduated with a degree in Accounting from Dundalk Institution of Technology and is a Chartered Certified Accountant.

•Peter Leonard, CFA is a Senior Fund Manager and has worked on the Indexation Team since 2012. Prior to working in ILIM, Peter worked in the investments industry for 8 years as a private client fund manager and in investment management audit. Mr. Leonard graduated from Trinity College Dublin with a B.A. Business & Economics degree and is a qualified Chartered Accountant and a Qualified Financial Advisor.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
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Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
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Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
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Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
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Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
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GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$11.92	0.19	0.69	0.88	(0.19)	(0.11)	(0.30)	$12.50	7.52%
12/31/2019	$10.09	0.29	1.86	2.15	(0.28)	(0.04)	(0.32)	$11.92	21.25%
12/31/2018	$12.13	0.27	(1.95)	(1.68)	(0.22)	(0.14)	(0.36)	$10.09	(13.84%)
12/31/2017	$9.99	0.23	2.23	2.46	(0.24)	(0.08)	(0.32)	$12.13	24.62%
12/31/2016	$10.10	0.21	(0.15)	0.06	(0.17)	(0.00)(d)	(0.17)	$9.99	0.65%
Institutional Class
12/31/2020	$10.16	0.21	0.57	0.78	(0.22)	(0.11)	(0.33)	$10.61	7.84%
12/31/2019	$8.64	0.28	1.61	1.89	(0.33)	(0.04)	(0.37)	$10.16	21.80%
12/31/2018	$10.46	0.27	(1.69)	(1.42)	(0.26)	(0.14)	(0.40)	$8.64	(13.56%)
12/31/2017	$8.65	0.24	1.93	2.17	(0.28)	(0.08)	(0.36)	$10.46	25.10%
12/31/2016	$8.80	0.21	(0.13)	0.08	(0.23)	(0.00)(d)	(0.23)	$8.65	0.93%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$271,563	0.65%	0.65%	1.76%	6%
12/31/2019	$197,206	0.64%	0.64%	2.57%	8%
12/31/2018	$183,743	0.65%	0.65%	2.28%	10%
12/31/2017	$193,453	0.68%	0.68%	2.02%	7%
12/31/2016	$152,267	0.70%	0.70%	2.16%	7%
Institutional Class
12/31/2020	$739,271	0.28%	0.28%	2.22%	6%
12/31/2019	$769,900	0.27%	0.27%	2.91%	8%
12/31/2018	$668,667	0.30%	0.30%	2.66%	10%
12/31/2017	$777,648	0.33%	0.33%	2.40%	7%
12/31/2016	$667,848	0.35%	0.35%	2.43%	7%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Class L inception date was September 10, 2018.
(f)	Not annualized for periods less than one full year.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
18

GREAT-WEST FUNDS, INC.
Great-West International Value Fund
Institutional Class Ticker: MXJVX
Investor Class Ticker: MXIVX
Class L Ticker: MXMIX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.67%	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.03%	0.40%	0.61%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.03%	0.05%	0.26%
Total Annual Fund Operating Expenses	0.70%	1.07%	1.53%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.00%	0.21%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.70%	1.07%	1.32%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.72% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$224	$390	$871
Investor Class	$109	$340	$590	$1,306
Class L	$134	$463	$814	$1,806
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund may, from time to time, have significant investments in issuers in a single industry,
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sector, country, a small number of countries, or a particular geographic region. The Fund may invest in securities of companies of any size, including small and medium companies.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more of its assets in that country; or the issuer is included in an index which is representative of that country.
The Fund may invest in derivatives, including but not limited to, forward foreign currency exchange contracts.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: LSV Asset Management (“LSV”) and Massachusetts Financial Services Company (“MFS”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”). LSV employs a quantitative investment model that seeks to invest in undervalued international companies with high potential for near-term price appreciation. MFS employs an active bottom-up investment approach that seeks to invest in stocks of companies it believes have intrinsic value greater than the value perceived by the marketplace. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to LSV and a 50% allocation of the Fund’s assets to MFS. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
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Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Sector Risk - The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, forward foreign currency exchange contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by LSV, requires adherence to a systematic, disciplined process. LSV's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
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An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On April 27, 2018, the Fund added another Sub-Adviser, LSV, alongside the existing Sub-Adviser, MFS. Consequently, the Fund’s total returns shown below for the periods prior to April 27, 2018 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	16.80%
Worst Quarter	March 2020	-21.81%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	10.21%	8.63%	N/A	7.17%	5/1/2015
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	(2.63)%	4.20%	N/A	1.17%
Investor Class	9.73%	8.24%	8.92%	N/A
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	(2.63)%	4.20%	3.37%	N/A
Class L	9.66%	7.96%	N/A	7.48%	4/30/2013
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	(2.63)%	4.20%	N/A	2.79%
Investment Adviser
GWCM
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Sub-Advisers
LSV and MFS
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
LSV
Josef Lakonishok	Founding Partner, CEO, CIO & Portfolio Manager	2018
Menno Vermeulen, CFA	Partner, Portfolio Manager	2018
Puneet Mansharamani, CFA	Partner, Portfolio Manager	2018
Greg Sleight	Partner, Portfolio Manager	2018
Guy Lakonishok, CFA	Partner, Portfolio Manager	2018
MFS
Benjamin Stone	Investment Officer	2009
Pablo de la Mata, CFA*	Investment Officer	2014
Philip Evans	Investment Officer	2020
* Effective April 15, 2022, Pablo de la Mata will no longer be a portfolio manager of the Fund
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital growth.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Fund may, from time to time, have significant investments in issuers in a single industry,
5

sector, country, a small number of countries, or a particular geographic region. The Fund may invest in securities of companies of any size, including small and medium companies.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more of its assets in that country; or the issuer is included in an index which is representative of that country.
Equity securities include common stock, which represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends.
The Fund may invest in derivatives, including but not limited to, forward foreign currency exchange contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by LSV and MFS. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to LSV and a 50% allocation of the Fund’s assets to MFS. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
LSV generally focuses on investing in the stocks of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in price and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return.
MFS focuses on companies it believes have intrinsic value greater than the value perceived by the marketplace, (e.g., companies with cash flow in excess of their capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns). These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund
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may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of
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developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
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Derivatives Risk - The use of derivative instruments, including but not limited to, forward foreign currency exchange contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by LSV, requires adherence to a systematic, disciplined process. LSV's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the
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same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that GWCM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the MSCI EAFE Value Index. The MSCI EAFE Value Index is a subset of the MSCI EAFE Index. The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the United States and Canada. The MSCI EAFE Value Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. As of December 31, 2020, the MSCI EAFE Value Index consisted of 21 developed market country indices.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.67% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.72% of the Class's average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
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A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, is registered as an investment adviser pursuant to the Advisers Act. LSV’s general partners include its management team and current and retired employee partners of LSV, who collectively own a majority of LSV, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. LSV provides active, quantitative value equity management through the application of a proprietary model.

•Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 43 years of investment and research experience. Dr. Lakonishok received a B.A. in Economics and Statistics and an M.B.A. from Tel Aviv University. He earned an M.S. in Business Administration and a Ph.D. in Business Administration from Cornell University.

•Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 28 years of investment and research experience and holds a master’s degree in Econometrics from Erasmus University at Rotterdam.

•Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 21 years of investment experience. He earned a B.S. in Engineering from Delhi University, Delhi College of Engineering and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering.

•Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014. He has more than 14 years of investment experience. Mr. Sleight received a B.S. in Material Science & Engineering from the University of Illinois and an M.B.A. in Econometrics, Economics &Analytic Finance from the University of Chicago in 2006.

•Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014. He has more than 19 years of investment experience. Mr. Lakonishok received a B.S. in Applied Science with a Major in Electrical Engineering from Washington University in St. Louis and an M.B.A. from the University of Chicago - Booth School of Business.
MFS, a Delaware corporation with its principal business address at 111 Huntington Avenue, Boston, Massachusetts 02199, is registered as an investment adviser pursuant to the Advisers Act. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

•Benjamin Stone, Investment Officer, has been a portfolio manager of the Fund since November 2009 and has been employed in the investment area of MFS since 2005.

•Pablo de la Mata, CFA, Investment Officer, has been a portfolio manager of the Fund since 2014 and has been employed in the investment area of MFS since 2008. Effective April 15, 2022, Mr. de la Mata will no longer be a portfolio manager of the Fund.

•Philip Evans, Investment Officer, has been a portfolio manager of the Fund since 2020 and has been employed in the investment area of MFS since 2011.
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Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
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Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains
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(less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
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Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class and Class L shares have a Shareholder Services Fee which is described below.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other
16

financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$11.19	0.13	0.95	1.08	(0.11)	(0.13)	(0.24)	$12.03	9.73%
12/31/2019	$9.39	0.21	1.86	2.07	(0.14)	(0.13)	(0.27)	$11.19	22.06%
12/31/2018	$14.24	0.21	(2.45)	(2.24)	(0.17)	(2.44)	(2.61)	$9.39	(15.57%)
12/31/2017	$11.71	0.13	2.95	3.08	(0.14)	(0.41)	(0.55)	$14.24	26.47%
12/31/2016	$11.56	0.12	0.34	0.46	(0.08)	(0.23)	(0.31)	$11.71	3.88%
Class L
12/31/2020	$10.90	0.14	0.89	1.03	-	(0.13)	(0.13)	$11.80	9.66%
12/31/2019	$9.16	0.17	1.84	2.01	(0.14)	(0.13)	(0.27)	$10.90	21.80%
12/31/2018	$13.82	0.18	(2.40)	(2.22)	(0.00)(d)	(2.44)	(2.44)	$9.16	(15.91%)
12/31/2017	$11.38	0.09	2.87	2.96	(0.11)	(0.41)	(0.52)	$13.82	26.14%
12/31/2016	$11.21	0.15	0.25	0.40	-	(0.23)	(0.23)	$11.38	3.50%
Institutional Class
12/31/2020	$8.27	0.13	0.70	0.83	(0.16)	(0.13)	(0.29)	$8.81	10.21%
12/31/2019	$7.04	0.18	1.40	1.58	(0.22)	(0.13)	(0.35)	$8.27	22.43%
12/31/2018	$11.51	0.20	(1.98)	(1.78)	(0.25)	(2.44)	(2.69)	$7.04	(15.30%)
12/31/2017	$9.57	0.14	2.42	2.56	(0.21)	(0.41)	(0.62)	$11.51	26.93%
12/31/2016	$9.53	0.13	0.28	0.41	(0.14)	(0.23)	(0.37)	$9.57	4.26%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$220,602	1.07%	1.07%	1.27%	20%
12/31/2019	$216,315	1.06%	1.06%	2.02%	24%
12/31/2018	$228,890	1.07%	1.06%	1.53%	76%
12/31/2017	$307,599	1.06%	1.04%	1.00%	14%
12/31/2016	$296,643	1.08%	1.08%	0.98%	22%
Class L
12/31/2020	$962	1.53%	1.32%	1.41%	20%
12/31/2019	$11,370	1.48%	1.32%	1.69%	24%
12/31/2018	$10,315	1.40%	1.32%	1.36%	76%
12/31/2017	$65,907	1.38%	1.34%	0.64%	14%
12/31/2016	$5,603	1.41%	1.41%	1.31%	22%
Institutional Class
12/31/2020	$906,166	0.70%	0.70%	1.66%	20%
12/31/2019	$885,852	0.69%	0.69%	2.32%	24%
12/31/2018	$717,513	0.71%	0.71%	1.86%	76%
12/31/2017	$918,739	0.71%	0.71%	1.30%	14%
12/31/2016	$673,654	0.72%	0.72%	1.32%	22%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
19

GREAT-WEST FUNDS, INC.
Great-West Large Cap Growth Fund
Institutional Class Ticker: MXGSX
Investor Class Ticker: MXLGX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.01%	0.38%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.01%	0.03%
Total Annual Fund Operating Expenses	0.65%	1.02%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.65%	1.00%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.65% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$66	$208	$362	$810
Investor Class	$102	$323	$561	$1,246
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalizations of $4 billion or more at the time of purchase. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest in foreign securities, which may include investments in emerging markets, without limit within the parameters of the Fund’s specific investment policies. The Fund may also hold cash or other short-term investments. The Fund may invest in derivatives, including but not limited to, futures contracts.
1

Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Amundi Asset Management US, Inc. (“Amundi US”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”). To select growth stocks, Amundi US employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic approach. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Amundi US and a 50% allocation of the Fund’s assets to JPMorgan. Notwithstanding the target allocation, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On September 1, 2013, the Fund replaced the prior sub-adviser with the current Sub-Advisers. Consequently, the Fund’s total returns shown below for the periods prior to September 1, 2013 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	30.13%
Worst Quarter	September 2011	-16.35%
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Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	41.99%	20.85%	N/A	18.82%	5/1/2015
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	N/A	18.56%
Investor Class	41.45%	20.42%	15.54%	N/A
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%	N/A
Investment Adviser
GWCM
Sub-Advisers
Amundi US and JPMorgan
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Amundi US
Andrew Acheson	Managing Director, Director of Growth, U.S.	2013
Paul Cloonan, CFA	Senior Vice President	2013
JPMorgan
Giri Devulapally, CFA	Managing Director	2013
Holly Fleiss	Executive Director	2020
Larry H. Lee	Managing Director	2020
Joseph Wilson	Managing Director	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
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More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalizations of $4 billion or more at the time of purchase. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Such investments will normally take the form of common stock. Common stock is a type of security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock also entitles the holder to share in any of the company’s dividends.
The Fund may invest in foreign securities, which may include investments in emerging markets, without limit within the parameters of the Fund’s specific investment policies. A foreign security is a security issued in the currency of a country other than the United States. The Fund may also hold cash or other short-term investments.
The Fund may invest in derivatives, including but not limited to, futures contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Amundi US and JPMorgan. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Amundi US and a 50% allocation of the Fund’s assets to JPMorgan. Notwithstanding the target allocation, GWCM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Amundi US invests primarily in equity securities of large companies that are similar in size to issuers included in the Russell 1000® Growth Index. Amundi US uses a “growth” style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, Amundi US employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Amundi US focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors Amundi US looks for in selecting investments include: companies with experienced management teams, strong market positions and the potential to support above average earnings growth; a sustainable competitive advantage such as brand name, customer base, proprietary technology or economies of scale; and favorable expected returns relative to perceived risk.
JPMorgan invests primarily in equity securities of large, well-established companies with market-capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. JPMorgan seeks structural disconnects which it believes allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. JPMorgan seeks to identify long-term imbalances in supply and demand.
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Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive
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challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that GWCM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000® is a registered trademark of Russell Investments.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.64% of the Fund’s average daily net assets up to $1 billion dollars, 0.59% of the Fund’s average daily net assets over $1 billion and 0.54% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.65% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the
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agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Amundi US, a Delaware corporation with its principal business address at 60 State Street, Boston, Massachusetts 02109, is registered as an investment adviser pursuant to the Advisers Act. Amundi US is a wholly-owned subsidiary of Amundi US, Inc. Amundi Holdings US, Inc. is the holding company for the U.S. operations of Amundi US and is 100% owned by Amundi US. Amundi US is 100% owned by Amundi. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. Amundi is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients.
The portfolio managers may draw upon the research and investment management expertise of the research team, which provides fundamental and quantitative research on companies on a global basis and includes members from one or more affiliates of Amundi US.

•Andrew Acheson, Managing Director, Director of Growth, U.S. and Portfolio Manager, joined Amundi US as a portfolio manager in May 2001 and has been an investment professional since 1994.

•Paul Cloonan, CFA, Senior Vice President and Portfolio Manager, joined Amundi US in 1997.
JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, is registered as an investment adviser pursuant to the Advisers Act. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and provides discretionary investment services to institutional clients.

•Giri Devulapally, CFA, managing director, is a portfolio manager within the U.S. Equity Group. He joined JPMorgan in 2003 and is responsible for managing the J.P. Morgan Large Cap Growth Strategy. Mr. Devulapally received a B.S. in Electrical Engineering from the University of Illinois and an M.B.A. with a concentration in Finance from the University of Chicago.

•Holly Fleiss, executive director, is a research analyst and portfolio manager within the U.S. Equity Group. Ms. Fleiss joined JPMorgan in 2012 and covers the heath care sector; she is also a co-portfolio manager of the JPMorgan Large Cap Growth Strategy. Ms. Fleiss holds a B.A. and M.A. in Psychological and Brain Sciences from The Johns Hopkins University.

•Larry H. Lee, managing director, is a research analyst and portfolio manager within the U.S. Equity Group. Mr. Lee joined JPMorgan in 2006 and covers the financials and business services sector; he is also a co-portfolio manager of the JPMorgan Large Cap Growth Strategy. He holds a B.A. in Economics from Stanford University and an M.B.A. from University of Chicago.

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•Joseph Wilson, managing director, is a research analyst and portfolio manager within the U.S. Equity Group. Mr. Wilson joined JPMorgan in 2014 and covers the technology sector; he is also a co-portfolio manager of the JPMorgan Large Cap Growth Strategy and the lead portfolio manager on the JPMorgan U.S. Technology Strategy. Mr. Wilson holds a B.A. in Finance from the University of St. Thomas and an M.B.A. from the University of St. Thomas Opus College of Business.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that
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Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are
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received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of
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shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
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Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Institutional Class or Investor Class) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$9.49	(0.02)(d)	3.89	3.87	(0.27)	(2.85)	(3.12)	$10.24	41.45%
12/31/2019	$8.22	0.00(e)	2.98	2.98	(0.02)	(1.69)	(1.71)	$9.49	36.21%
12/31/2018	$10.33	0.00(e)	0.01	0.01	(0.03)	(2.09)	(2.12)	$8.22	0.05%
12/31/2017	$8.49	0.01	2.53	2.54	(0.07)	(0.63)	(0.70)	$10.33	30.05%
12/31/2016	$8.85	0.02	0.07	0.09	(0.01)	(0.44)	(0.45)	$8.49	1.01%
Institutional Class
12/31/2020	$10.12	0.02	4.16	4.18	(0.32)	(2.85)	(3.17)	$11.13	41.99%
12/31/2019	$8.66	0.04	3.14	3.18	(0.03)	(1.69)	(1.72)	$10.12	36.78%
12/31/2018	$10.76	0.04	0.00(e)	0.04	(0.05)	(2.09)	(2.14)	$8.66	0.32%
12/31/2017	$8.83	0.04	2.65	2.69	(0.13)	(0.63)	(0.76)	$10.76	30.55%
12/31/2016	$9.19	0.05	0.08	0.13	(0.05)	(0.44)	(0.49)	$8.83	1.35%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$179,126	1.02%	1.00%	(0.18%)	51%
12/31/2019	$165,870	1.02%	1.00%	0.03%	32%
12/31/2018	$143,392	1.02%	1.00%	0.02%	42%
12/31/2017	$181,104	1.01%	1.00%	0.06%	29%
12/31/2016	$171,472	1.00%	1.00%	0.24%	48%
Institutional Class
12/31/2020	$602,723	0.65%	0.65%	0.17%	51%
12/31/2019	$624,079	0.65%	0.65%	0.37%	32%
12/31/2018	$595,709	0.65%	0.65%	0.38%	42%
12/31/2017	$722,413	0.65%	0.65%	0.41%	29%
12/31/2016	$607,705	0.65%	0.65%	0.61%	48%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Amount was less than $0.01 per share.
(f)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

GREAT-WEST FUNDS, INC.
Great-West Large Cap Value Fund
Institutional Class Ticker: MXVHX
Investor Class Ticker: MXEQX
Investor II Class Ticker: MXHAX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks capital growth and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Investor II Class
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Total Other Expenses	0.02%	0.45%	0.39%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.02%	0.10%	0.04%
Total Annual Fund Operating Expenses	0.62%	1.05%	0.99%
Fee Waiver and Expense Reimbursement[1,2]	0.01%	0.09%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.61%	0.96%	0.81%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.61% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
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The investment adviser has contractually agreed to permanently reimburse expenses and/or pay the Fund if Total Annual Fund Operating Expenses of the Investor II Class exceed 0.81% of the Class's average daily net assets (“Expense Cap”). Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with the investment adviser or by the Board of Directors of Great-West Funds.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year and the Expense Cap is in place for all periods, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$62	$198	$345	$773
Investor Class	$98	$325	$571	$1,274
Investor II Class	$83	$297	$530	$1,197
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 1000® Value Index (which, as of December 31, 2020, was composed of companies having a market capitalization of between $5.80 billion and $11.85 billion). If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
The Fund invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio managers believe are currently undervalued by the market and other measures. If the portfolio managers are correct and other investors recognize the value of the company, the price of its stock may rise.
The Fund may also invest in common stocks of small size U.S. companies, convertible securities, and companies from outside the United States, as well as fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Fund may at times focus its investments in certain sectors, such as the financial sector.
The Fund may invest in derivatives, including but not limited to, forward foreign currency contracts.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Putnam Investment Management, LLC (“Putnam”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”). Putnam invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. T. Rowe Price invests in large companies that have a strong track record of paying dividends or that are believed to be undervalued. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
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Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Sector Risk - The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall market.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Derivatives Risk - The use of derivative instruments, including but not limited to, forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the
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Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On October 25, 2019, the Fund added another Sub-Adviser, T. Rowe Price, alongside the existing Sub-Adviser, Putnam. Consequently, the Fund’s total returns shown below for the periods prior to October 25, 2019 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2020	18.12%
Worst Quarter	March 2020	-26.65%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	4.05%	10.75%	N/A	7.98%	5/1/2015
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	N/A	7.75%
Investor Class	3.71%	10.38%	9.48%	N/A
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%	N/A
Investor II Class	3.89%	N/A	N/A	8.99%	10/25/2019
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	N/A	N/A	7.96%
Investment Adviser
GWCM
Sub-Adviser
Putnam and T. Rowe Price
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Putnam
Darren Jaroch, CFA	Portfolio Manager	2012
Lauren B. DeMore, CFA	Assistant Portfolio Manager	2019
T. Rowe Price
John D. Linehan, CFA	Portfolio Manager	2019
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
The Investor II Class of the Fund is closed to new Permitted Accounts. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Great-West T. Rowe Price Equity Income Fund which merged into the Fund. Permitted Accounts who hold the Investor II Class of the Fund may continue to purchase additional Investor II Class shares. The Fund reserves the right to modify or limit the above exception or re-open the Investor II Class of the Fund at any time without prior notice.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks capital growth and current income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 1000® Value Index (which, as of December 31, 2020, was composed of companies having a market capitalization of between $5.80 billion and $11.85 billion). If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Equity investments include common stock, which represents partial ownership
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in a company and entitles stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends.
The Fund invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio managers believe are currently undervalued by the market. If the portfolio managers are correct and other investors recognize the value of the company, the price of its stock may rise.
The Fund may also invest in common stocks of small size U.S. companies, convertible securities, companies from outside the United States, as well as fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A foreign security is a security issued in the currency of a country other than the United States. Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest and must repay the amount borrowed at maturity. Below investment grade securities are rated BB or lower by Standard & Poor’s Global Ratings or have a comparable rating from another nationally recognized statistical rating organization, or are of comparable quality if unrated. Below investment grade securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. The Fund may at times focus its investments in certain sectors, such as the financial sector.
The Fund may invest in derivatives, including but not limited to, forward foreign currency contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Putnam and T. Rowe Price. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Putnam invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.
T. Rowe Price invests in large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for dividend growth and capital appreciation. T. Rowe Price seeks to invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the broader equity market; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the broader equity market; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises. In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including, a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
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The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Convertible securities may decline in value if the price of a common stock falls below the conversion price.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
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Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund may, from time to time, invest a significant portion of its assets in companies within the financial services sector and its performance may suffer if that sector underperforms the overall market.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
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Derivatives Risk - The use of derivative instruments, including but not limited to, forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund. Convertible securities are also subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that GWCM could have selected.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell 1000® Value Index. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates. Russell 1000® is a registered trademark of Russell Investments.
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Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.61% of the Fund’s average daily net assets up to $1 billion dollars, 0.56% of the Fund’s average daily net assets over $1 billion and 0.51% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Investor II Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.61% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
In addition, GWCM has contractually agreed to reimburse the Investor II Class shares to the extent necessary to maintain a total operating expense ratio that does not exceed 0.81% of the average Investor II Class’s daily net assets (“Expense Cap”). GWCM is not entitled to recoup expense reimbursements remitted by GWCM related to the Expense Cap. Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with GWCM or by the Board of Great-West Funds.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act.
 Putnam is an affiliate of GWCM and GWL&A. Putnam is an indirect wholly-owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to GWCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
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•Darren Jaroch, CFA, is a Portfolio Manager at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Jaroch joined Putnam in 1999 and has been in the investment industry since 1996.

•Lauren DeMore, CFA, is a Portfolio Manager, Analyst at Putnam and also manages other funds managed by Putnam or an affiliate. Previously, Ms. DeMore was an Analyst covering the non-U.S. financials, telecommunications and utilities sectors. Ms. DeMore joined Putnam in 2006 and has been in the investment industry since 2002.
T. Rowe Price,a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, is registered as an investment adviser pursuant to the Advisers Act. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
The portion of the Fund sub-advised by T. Rowe Price is managed by an Investment Advisory Committee chaired by John D. Linehan, CFA. The committee chairman has day-to-day responsibility for managing the T. Rowe Price sub-advised portion of the Fund and works with the committee in developing and executing the T. Rowe Price sub-advised portion of the Fund’s investment program. This Investment Advisory Committee also serves as the investment committee for the portion of the Fund sub-advised by T. Rowe Price.

•Mr. Linehan, Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. and Chairman of the T. Rowe Price sub-advised portion of the Fund’s Investment Advisory Committee, has been the portfolio manager of the Fund since 2019 and has been managing investments since 1989.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West
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Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Several lawsuits have been filed relating to the Fund’s previous investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately held company in 2007. In December 2010, Great-West Funds was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware (the “Trustee Action”). In September 2011, Great-West Funds was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain secured creditors of Tribune Company in the U.S. District Court for the District of Colorado (the “Creditor Actions”). The plaintiffs in the Trustee Action and the Creditor Actions allege that the 2007 leveraged buyout rendered Tribune insolvent, that there was no consideration for the share redemption and that the redemptions are therefore avoidable under applicable fraudulent transfer, and they seek to recover amounts paid to former Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses. The Trustee Actions and Creditor Actions were subsequently consolidated in the U.S. District Court for the Southern District of New York. The plaintiffs in all these lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.
In September 2013, the Court granted a motion to dismiss the Creditor Actions. That matter was immediately appealed to the United States Court of Appeals for the Second Circuit. In March 2016, the Second Circuit held that the plaintiffs cannot recover payments for Tribune stock under the constructive fraudulent conveyance theory as such suits are barred by the U.S. Bankruptcy Code. In July 2016, the Second Circuit denied the plaintiffs’ motion for rehearing en banc. The plaintiffs filed a petition for a writ of certiorari in the Supreme Court in September 2016. The Supreme Court has not yet decided whether to grant the plaintiffs’ certiorari petition. However, in April 2018, Supreme Court Justices Kennedy and Thomas issued a statement concerning the plaintiffs’ certiorari petition. That statement provided that the petition will remain pending for an additional period of time, which “will allow the Court of Appeals or the District Court to consider whether to recall the mandate, entertain a Federal Rule of Civil Procedure 60(b) motion to vacate the earlier judgment, or provide any other available relief in light of this Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., 583 U.S. ___ (2018).” Thereafter, the plaintiffs filed a motion in the Second Circuit requesting that court recall the mandate, vacate its previous decision, and remand the action to the District Court for further findings. In May 2018, the Second Circuit recalled the mandate. In December 2019, the Second Circuit issued an amended opinion again affirming the district court’s dismissal order. In February 2020, the Second Circuit denied the plaintiffs’ petition for panel rehearing, or, in the alternative, for rehearing en banc. In April 2021, the United Supreme Court denied plaintiffs’ petition for writ of certiorari.
With respect to the Trustee action, in January 2017, the district court granted the shareholder defendants’ Motion to Dismiss without leave to replead. In July 2017, the plaintiff sought permission from the district court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim. In April 2019, the district court denied that request. In July 2019, the plaintiff appealed this district court’s dismissal order to the Second Circuit. That appeal is pending.
The Trustee Action alleges no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.
As of December 31, 2020, the Fund had total net assets of $1,258,550,436. The value of the proceeds received by the Fund in connection with the leveraged buyout was approximately $14,059,000.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an
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investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
The Investor II Class of the Fund is closed to new Permitted Accounts. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Great-West T. Rowe Price Equity Income Fund which merged into the Fund. Permitted Accounts who hold the Investor II Class of the Fund may continue to purchase additional Investor II Class shares. The Fund reserves the right to modify or limit the above exception or re-open the Investor II Class of the Fund at any time without prior notice.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected,
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the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies or lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies or lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because shares of smaller companies and lower-rated securities may be less liquid than securities of larger companies and higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the
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objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
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The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Investor II Class shares. Each class is identical except that Investor Class and Investor II Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Investor II Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
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Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Institutional Class, Investor Class or Investor II Class) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$21.65	0.36	0.42	0.78	(0.01)	(0.36)	(0.37)	$22.06	3.71%
12/31/2019	$17.97	0.44	4.27	4.71	(0.18)	(0.85)	(1.03)	$21.65	26.53%
12/31/2018	$21.13	0.44	(2.43)	(1.99)	(0.06)	(1.11)	(1.17)	$17.97	(9.52%)
12/31/2017	$19.16	0.40	2.69	3.09	(0.18)	(0.94)	(1.12)	$21.13	16.22%
12/31/2016	$16.80	0.37	2.76	3.13	(0.12)	(0.65)	(0.77)	$19.16	18.75%
Institutional Class
12/31/2020	$7.36	0.14	0.12	0.26	(0.16)	(0.36)	(0.52)	$7.10	4.05%
12/31/2019	$6.77	0.19	1.57	1.76	(0.32)	(0.85)	(1.17)	$7.36	26.92%
12/31/2018	$8.93	0.22	(1.01)	(0.79)	(0.26)	(1.11)	(1.37)	$6.77	(9.15%)
12/31/2017	$8.80	0.22	1.21	1.43	(0.36)	(0.94)	(1.30)	$8.93	16.56%
12/31/2016	$8.20	0.21	1.33	1.54	(0.29)	(0.65)	(0.94)	$8.80	19.16%
Investor II Class
12/31/2020	$10.38	0.19	0.18	0.37	(0.11)	(0.36)	(0.47)	$10.28	3.89%
12/31/2019(d)	$10.00	0.05	0.63	0.68	(0.06)	(0.24)	(0.30)	$10.38	6.85%(e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$43,774	1.05%	0.96%	1.87%	33%
12/31/2019	$45,553	0.87%	0.83%	2.19%	28%
12/31/2018	$206,479	0.85%	0.82%	2.09%	22%
12/31/2017	$277,957	0.85%	0.83%	1.97%	25%
12/31/2016	$292,467	0.85%	0.84%	2.12%	26%
Institutional Class
12/31/2020	$1,060,676	0.62%	0.61%	2.22%	33%
12/31/2019	$1,117,066	0.52%	0.51%	2.50%	28%
12/31/2018	$502,097	0.48%	0.47%	2.46%	22%
12/31/2017	$605,736	0.49%	0.47%	2.34%	25%
12/31/2016	$529,402	0.49%	0.49%	2.48%	26%
Investor II Class
12/31/2020	$154,100	0.99%	0.81%	2.02%	33%
12/31/2019	$166,549	1.04%(g)	0.84%(g)	2.37%(g)	28%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Investor II Class inception date was October 25, 2019.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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GREAT-WEST FUNDS, INC.
Great-West Lifetime 2015 Fund Institutional Class Ticker: MXNYX Investor Class Ticker: MXLYX Service Class Ticker: MXLZX Class L Ticker: MXABX	Great-West Lifetime 2020 Fund Institutional Class Ticker: MXAKX Investor Class Ticker: MXAGX Service Class Ticker: MXAHX Class L Ticker: MXAJX
Great-West Lifetime 2025 Fund Institutional Class Ticker: MXQBX Investor Class Ticker: MXELX Service Class Ticker: MXFLX Class L Ticker: MXANX	Great-West Lifetime 2030 Fund Institutional Class Ticker: MXAYX Investor Class Ticker: MXATX Service Class Ticker: MXAUX Class L Ticker: MXAWX
Great-West Lifetime 2035 Fund Institutional Class Ticker: MXTBX Investor Class Ticker: MXKLX Service Class Ticker: MXLLX Class L Ticker: MXAZX	Great-West Lifetime 2040 Fund Institutional Class Ticker: MXBGX Investor Class Ticker: MXBDX Service Class Ticker: MXBEX Class L Ticker: MXBFX
Great-West Lifetime 2045 Fund Institutional Class Ticker: MXWEX Investor Class Ticker: MXQLX Service Class Ticker: MXRLX Class L Ticker: MXBHX	Great-West Lifetime 2050 Fund Institutional Class Ticker: MXBSX Investor Class Ticker: MXBOX Service Class Ticker: MXBQX Class L Ticker: MXBRX
Great-West Lifetime 2055 Fund Institutional Class Ticker: MXZHX Investor Class Ticker: MXWLX Service Class Ticker: MXXLX Class L Ticker: MXBTX	Great-West Lifetime 2060 Fund Institutional Class Ticker: MXGUX Investor Class Ticker: MXGNX Service Class Ticker: MXGQX
(the “Fund(s)”)
This Prospectus describes 10 of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. Each Fund operates as a separate mutual fund and has its own investment objectives and strategies. Great-West Capital Management, LLC (“GWCM”), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Funds.
Each Fund provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives. Each Fund is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and, if applicable, in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.”
Shares of each Fund are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of retirement plans, and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.
This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Great-West Lifetime 2015 Fund
Investment Objective
The Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses[1]	0.49%	0.84%	0.94%	1.09%
Fee Waiver and Expense Reimbursement[2]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.45%	0.80%	0.90%	1.05%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2015 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$153	$270	$612
Investor Class	$82	$264	$462	$1,033
Service Class	$92	$296	$516	$1,151
Class L	$107	$343	$597	$1,325
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors who retired in (or otherwise began using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2015, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this
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Prospectus) to invest 25-45% of its net assets in Underlying Funds that invest primarily in equity securities, 45-65% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	15.96%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	6.84%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	3.19%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	9.30%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	2.60%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	41.64%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.16%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	16.31%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows
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to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different
3

asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
4

Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities.
5

Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
6

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	11.00%
Worst Quarter	March 2020	-10.68%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Lifetime 2015 Fund Institutional Class	11.47%	8.20%	N/A	6.58%	5/1/2015
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	N/A	9.27%
Morningstar Lifetime Moderate 2015 Index (reflects no deduction for fees, expenses or taxes)	12.67%	8.56%	N/A	6.74%
Great-West Lifetime 2015 Fund Investor Class	11.00%	7.81%	6.85%	N/A
Great-West Lifetime 2015 Fund Service Class	11.01%	7.72%	6.78%	N/A
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%	N/A
Morningstar Lifetime Moderate 2015 Index (reflects no deduction for fees, expenses or taxes)	12.67%	8.56%	7.08%	N/A
Great-West Lifetime 2015 Fund Class L	10.74%	N/A	N/A	7.41%	4/22/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	N/A	N/A	12.42%
Morningstar Lifetime Moderate 2015 Index (reflects no deduction for fees, expenses or taxes)	12.67%	N/A	N/A	8.27%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
7

Great-West Lifetime 2020 Fund
Investment Objective
The Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses[1]	0.50%	0.85%	0.95%	1.10%
Fee Waiver and Expense Reimbursement[2]	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.47%	0.82%	0.92%	1.07%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2020 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$48	$157	$277	$625
Investor Class	$84	$268	$468	$1,046
Service Class	$94	$300	$523	$1,164
Class L	$109	$347	$603	$1,338
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire or who retired in (or otherwise began using the invested funds on), or close to, 2020 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2020, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects
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(as of the date of this Prospectus) to invest 30-50% of its net assets in Underlying Funds that invest primarily in equity securities, 40-60% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	17.54%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	7.52%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	3.86%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	10.80%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	3.18%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	39.72%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.26%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	13.12%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows
9

to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
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Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
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Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
12

Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	11.91%
Worst Quarter	March 2020	-12.01%
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Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Since Inception	Inception Date
Great-West Lifetime 2020 Fund Institutional Class	11.72%	8.69%	4/28/2016
Great-West Lifetime 2020 Fund Investor Class	11.31%	8.32%	4/28/2016
Great-West Lifetime 2020 Fund Service Class	11.21%	8.22%	4/28/2016
Great-West Lifetime 2020 Fund Class L	10.91%	8.06%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.55%
Morningstar Lifetime Moderate 2020 Index (reflects no deduction for fees, expenses or taxes)	13.32%	8.91%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Great-West Lifetime 2025 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.40%	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses[1]	0.52%	0.87%	0.97%	1.12%
Fee Waiver and Expense Reimbursement[2]	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.49%	0.84%	0.94%	1.09%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2025 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$50	$164	$288	$650
Investor Class	$86	$275	$479	$1,070
Service Class	$96	$306	$533	$1,187
Class L	$111	$353	$614	$1,360
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2025, the Fund employs a combination of investments among Underlying Funds in
15

order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 40-60% of its net assets in Underlying Funds that invest primarily in equity securities, 35-55% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	19.68%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	8.44%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	4.77%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	12.80%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	3.98%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	36.07%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.34%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	9.92%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
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The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different
17

asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such
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securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more
19

quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	13.14%
Worst Quarter	September 2011	-14.64%
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Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Lifetime 2025 Fund Institutional Class	12.67%	9.40%	N/A	7.47%	5/1/2015
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	N/A	9.27%
Morningstar Lifetime Moderate 2025 Index (reflects no deduction for fees, expenses or taxes)	13.67%	9.88%	N/A	7.71%
Great-West Lifetime 2025 Fund Investor Class	12.24%	9.03%	8.01%	N/A
Great-West Lifetime 2025 Fund Service Class	12.12%	8.92%	7.90%	N/A
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%	N/A
Morningstar Lifetime Moderate 2025 Index (reflects no deduction for fees, expenses or taxes)	13.67%	9.88%	8.22%	N/A
Great-West Lifetime 2025 Fund Class L	11.96%	N/A	N/A	8.69%	4/22/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	N/A	N/A	12.42%
Morningstar Lifetime Moderate 2025 Index (reflects no deduction for fees, expenses or taxes)	13.67%	N/A	N/A	9.65%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Great-West Lifetime 2030 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2030, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.41%	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses[1]	0.53%	0.88%	0.98%	1.13%
Fee Waiver and Expense Reimbursement[2]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.52%	0.87%	0.97%	1.12%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2030 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$53	$169	$295	$664
Investor Class	$89	$280	$487	$1,083
Service Class	$99	$311	$541	$1,200
Class L	$114	$358	$621	$1,374
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2030 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2030, the Fund employs a combination of investments among Underlying Funds in
22

order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 45-65% of its net assets in Underlying Funds that invest primarily in equity securities, 25-45% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	22.69%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	9.73%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	6.00%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	15.58%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	5.08%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	29.82%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.40%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	6.70%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
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The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different
24

asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
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Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities.
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Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	14.71%
Worst Quarter	March 2020	-15.93%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Since Inception	Inception Date
Great-West Lifetime 2030 Fund Institutional Class	12.99%	10.29%	4/28/2016
Great-West Lifetime 2030 Fund Investor Class	12.61%	9.90%	4/28/2016
Great-West Lifetime 2030 Fund Service Class	12.50%	9.83%	4/28/2016
Great-West Lifetime 2030 Fund Class L	12.32%	9.69%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.55%
Morningstar Lifetime Moderate 2030 Index (reflects no deduction for fees, expenses or taxes)	13.69%	10.39%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Great-West Lifetime 2035 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.43%	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses[1]	0.55%	0.90%	1.00%	1.15%
Fee Waiver and Expense Reimbursement[2]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.54%	0.89%	0.99%	1.14%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2035 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$55	$175	$306	$688
Investor Class	$91	$286	$497	$1,107
Service Class	$101	$317	$551	$1,224
Class L	$116	$364	$632	$1,397
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2035, the Fund employs a combination of investments among Underlying Funds in
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order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 60-80% of its net assets in Underlying Funds that invest primarily in equity securities, 15-35% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	26.03%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	11.16%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	7.47%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	18.86%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	6.46%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	21.65%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.50%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	3.87%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
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The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different
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asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that
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market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more
33

quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	16.51%
Worst Quarter	March 2020	-18.48%
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Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Lifetime 2035 Fund Institutional Class	13.84%	10.90%	N/A	8.61%	5/1/2015
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	N/A	9.27%
Morningstar Lifetime Moderate 2035 Index (reflects no deduction for fees, expenses or taxes)	13.38%	11.14%	N/A	8.54%
Great-West Lifetime 2035 Fund Investor Class	13.30%	10.48%	9.08%	N/A
Great-West Lifetime 2035 Fund Service Class	13.29%	10.39%	8.96%	N/A
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%	N/A
Morningstar Lifetime Moderate 2035 Index (reflects no deduction for fees, expenses or taxes)	13.38%	11.14%	9.17%	N/A
Great-West Lifetime 2035 Fund Class L	13.14%	N/A	N/A	10.25%	4/22/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	N/A	N/A	12.42%
Morningstar Lifetime Moderate 2035 Index (reflects no deduction for fees, expenses or taxes)	13.38%	N/A	N/A	11.02%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
35

Great-West Lifetime 2040 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2040, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.44%	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses[2]	0.56%	0.91%	1.01%	1.16%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2040 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$57	$179	$313	$701
Investor Class	$93	$290	$504	$1,120
Service Class	$103	$322	$558	$1,236
Class L	$118	$368	$638	$1,409
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2040 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2040, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 70-90% of its net assets in Underlying Funds that invest primarily in equity securities, 5-25% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
36

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	28.63%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	12.28%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	8.89%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	21.86%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	7.84%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	14.00%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.58%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	1.92%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
37

The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
38

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
39

Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
40

Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	17.83%
Worst Quarter	March 2020	-20.64%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Since Inception	Inception Date
Great-West Lifetime 2040 Fund Institutional Class	14.01%	11.60%	4/28/2016
Great-West Lifetime 2040 Fund Investor Class	13.60%	11.22%	4/28/2016
Great-West Lifetime 2040 Fund Service Class	13.53%	11.11%	4/28/2016
Great-West Lifetime 2040 Fund Class L	13.31%	10.97%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.55%
Morningstar Lifetime Moderate 2040 Index (reflects no deduction for fees, expenses or taxes)	13.09%	11.38%
Investment Adviser
GWCM
41

Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
42

Great-West Lifetime 2045 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.45%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses[2]	0.57%	0.92%	1.02%	1.17%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2045 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$183	$318	$714
Investor Class	$94	$293	$509	$1,131
Service Class	$104	$325	$563	$1,248
Class L	$119	$372	$644	$1,420
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2045, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
43

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	29.72%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	12.73%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	9.94%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	23.90%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	9.00%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	9.15%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.66%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.90%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
44

The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
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Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Inflation-Protected Securities Risk - The value of inflation-protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	18.68%
Worst Quarter	March 2020	-21.82%
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Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Lifetime 2045 Fund Institutional Class	14.33%	11.55%	N/A	9.09%	5/1/2015
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	N/A	9.27%
Morningstar Lifetime Moderate 2045 Index (reflects no deduction for fees, expenses or taxes)	12.95%	11.61%	N/A	8.77%
Great-West Lifetime 2045 Fund Investor Class	13.89%	11.15%	9.26%	N/A
Great-West Lifetime 2045 Fund Service Class	13.81%	11.05%	9.19%	N/A
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%	N/A
Morningstar Lifetime Moderate 2045 Index (reflects no deduction for fees, expenses or taxes)	12.95%	11.61%	9.33%	N/A
Great-West Lifetime 2045 Fund Class L	13.53%	N/A	N/A	10.90%	4/22/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	N/A	N/A	12.42%
Morningstar Lifetime Moderate 2045 Index (reflects no deduction for fees, expenses or taxes)	12.95%	N/A	N/A	11.53%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Great-West Lifetime 2050 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2050, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.45%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses[2]	0.57%	0.92%	1.02%	1.17%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2050 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$183	$318	$714
Investor Class	$94	$293	$509	$1,131
Service Class	$104	$325	$563	$1,248
Class L	$119	$372	$644	$1,420
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2050 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2050, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
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GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	29.47%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	12.62%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	10.59%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	24.94%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	9.82%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	7.35%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.74%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.47%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
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The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
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Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
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Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	18.94%
Worst Quarter	March 2020	-22.29%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Since Inception	Inception Date
Great-West Lifetime 2050 Fund Institutional Class	14.30%	11.94%	4/28/2016
Great-West Lifetime 2050 Fund Investor Class	13.96%	11.51%	4/28/2016
Great-West Lifetime 2050 Fund Service Class	13.79%	11.45%	4/28/2016
Great-West Lifetime 2050 Fund Class L	13.32%	11.21%	4/28/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.55%
Morningstar Lifetime Moderate 2050 Index (reflects no deduction for fees, expenses or taxes)	12.91%	11.52%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2016
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
55

Great-West Lifetime 2055 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.46%	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses[2]	0.58%	0.93%	1.03%	1.18%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2055 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$59	$186	$324	$726
Investor Class	$95	$296	$515	$1,143
Service Class	$105	$328	$569	$1,259
Class L	$120	$375	$649	$1,432
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2055, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
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GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	28.64%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	12.27%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	11.02%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	25.52%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	10.50%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	6.80%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.82%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.43%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
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The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
59

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
60

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	18.90%
Worst Quarter	March 2020	-22.37%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Lifetime 2055 Fund Institutional Class	14.33%	11.54%	N/A	8.99%	5/1/2015
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	N/A	9.27%
Morningstar Lifetime Moderate 2055 Index (reflects no deduction for fees, expenses or taxes)	12.91%	11.61%	N/A	8.67%
Great-West Lifetime 2055 Fund Investor Class	13.96%	11.14%	9.12%	N/A
Great-West Lifetime 2055 Fund Service Class	13.81%	11.06%	9.02%	N/A
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%	N/A
Morningstar Lifetime Moderate 2055 Index (reflects no deduction for fees, expenses or taxes)	12.91%	11.61%	9.14%	N/A
Great-West Lifetime 2055 Fund Class L	13.70%	N/A	N/A	10.91%	4/22/2016
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	N/A	N/A	12.42%
Morningstar Lifetime Moderate 2055 Index (reflects no deduction for fees, expenses or taxes)	12.91%	N/A	N/A	11.51%
Investment Adviser
GWCM
61

Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
62

Great-West Lifetime 2060 Fund
Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2060, the Fund seeks income and secondarily, capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses[2]	0.58%	0.93%	1.03%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Lifetime 2060 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$59	$186	$324	$726
Investor Class	$95	$296	$515	$1,143
Service Class	$105	$328	$569	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 116% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2060 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2060, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities, 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities, and 0-10% of its net assets in Underlying Funds that invest primarily in real estate-related securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
63

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	27.71%
Great-West Large Cap Growth Fund Institutional
Great-West Large Cap Value Fund Institutional
Great-West S&P 500® Index Fund Institutional
Mid Cap	11.87%
Great-West Ariel Mid Cap Value Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West S&P Mid Cap 400® Index Fund Institutional
Great-West T. Rowe Price Mid Cap Growth Fund Institutional
Small Cap	11.37%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund Institutional
Great-West S&P Small Cap 600® Index Fund Institutional
Janus Henderson Triton Fund N
International	25.96%
Great-West International Growth Fund Institutional
Great-West International Index Fund Institutional
Great-West International Value Fund Institutional
Emerging Markets	11.16%
Great-West Emerging Markets Equity Fund Institutional
Fidelity Emerging Markets Index Fund
Bond	6.60%
Great-West Bond Index Fund Institutional
Great-West Core Bond Fund Institutional
Great-West Global Bond Fund Institutional
Great-West High Yield Bond Fund Institutional
Great-West Inflation-Protected Securities Fund Institutional
Great-West Multi-Sector Bond Fund Institutional
Real Estate	4.92%
American Century Real Estate Fund R6
DFA International Real Estate Securities Portfolio I
Great-West Real Estate Index Fund Institutional
Short-Term Bond/Cash	0.41%
Great-West Short Duration Bond Fund Institutional
GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative over time. The glide path reflects the declining percentage of equities in the Fund as it approaches and passes the target date. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors near and through retirement. The glide path continues to adjust the Fund’s equity exposure downward after the target date is reached.
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The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the American Century Real Estate Fund, Great-West Global Bond Fund, Great-West Real Estate Index Fund and GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
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Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
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An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a secondary index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	18.84%
Worst Quarter	March 2020	-22.40%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Since Inception	Inception Date
Great-West Lifetime 2060 Fund Institutional Class	14.40%	14.03%	5/1/2019
Great-West Lifetime 2060 Fund Investor Class	13.93%	13.60%	5/1/2019
Great-West Lifetime 2060 Fund Service Class	13.90%	13.59%	5/1/2019
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	15.57%
Morningstar Lifetime Moderate 2060 Index (reflects no deduction for fees, expenses or taxes)	12.89%	13.16%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2019
Maria Mendelsberg, CFA	Portfolio Manager	2019
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For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
Purchase and Sale of Fund Shares
The Funds are not sold directly to the general public, but instead may be offered as underlying investments for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds.
The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Funds may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Funds
Overview of the Funds
Each Fund is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Funds. Each Fund provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives.
The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Funds strive to provide shareholders with diversification primarily through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.
GWCM establishes asset allocations that it considers generally appropriate to investors at specific stages of their retirement, or other investment planning, and then periodically revises the asset mix to meet increasingly conservative investment needs as the investor nears retirement (or other targeted funding need). Therefore, an investor should consider selecting a Fund whose stated transition year is closest to their own projected retirement date (or other targeted funding need).
For those Funds farthest away from their stated transition year, allocations to equity securities are higher so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are lower. As an investor’s retirement date (or other targeted funding need) approaches, the Fund’s allocations to equity securities decrease and allocations to fixed income securities increase. After reaching the end of a Fund’s stated transition year, the Fund’s allocations to equity securities will continue to decrease over time in an effort to focus more on higher income and lower risk.
The Asset Allocation Process
GWCM uses asset allocation strategies to allocate each Fund’s assets among different broad asset classes and the Underlying Funds. The first step in GWCM’s allocation process is to determine each Fund's asset class allocations. GWCM bases this decision on the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. GWCM has engaged Morningstar Investment Management LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting
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services to GWCM in connection with the development and periodic review of each Fund’s asset allocations. However, GWCM ultimately has sole responsibility for determining each Fund's asset class allocations and its investments in Underlying Funds.
Second, once the asset allocation is determined, GWCM selects the Underlying Funds. GWCM uses its proprietary investment process for selecting the Underlying Funds in which the Funds invest. In selecting Underlying Funds, GWCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, historical performance, fees and expenses, asset size, management experience & background, and managerial style. Allocations to the Underlying Funds will change as each Fund’s asset mix becomes more conservative over time. The shift toward more conservative investments reflects the need for reduced investment risk as retirement (or other targeted funding need) approaches.
GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations from time to time as appropriate to the individual strategies of each Fund and in order to help achieve each Fund’s investment objective. GWCM may add or delete asset classes, change asset allocations, and add or delete Underlying Funds at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed below and may invest in Underlying Funds not listed below.
Each Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. Changes in Underlying Funds, if deemed necessary by GWCM, will generally be made on the periodic rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of the rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Fund at the Underlying Fund level.
The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that any of the Funds will meet its respective objective.
Investment Objective
The investment objective of each Fund is located in the “Fund Summaries” section at the front of this Prospectus.
Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.
Each Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, the transition year (which is assumed to be at age 65). Each Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time, each Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
For each Fund, GWCM establishes an anticipated allocation among different broad asset classes based on the transition year identified in the Fund’s name. Within each anticipated asset class allocation, GWCM selects the Underlying Funds and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. As described in “The Asset Allocation Process” above, GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Fund and in order to help achieve each Fund’s investment objective.
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The following table demonstrates, under normal circumstances, how each Fund currently expects (as of the date of this Prospectus) to allocate among equity, fixed income and real estate Underlying Funds. Please note that each Fund’s allocations between equity, fixed income and real estate Underlying Funds will change over time as further described in this Prospectus.
Fund	Equity Fund Allocation	Fixed Income Fund Allocation	Real Estate Fund Allocation
Great-West Lifetime 2015 Fund	25-45%	45-65%	0-10%
Great-West Lifetime 2020 Fund	30-50%	40-60%	0-10%
Great-West Lifetime 2025 Fund	40-60%	35-55%	0-10%
Great-West Lifetime 2030 Fund	45-65%	25-45%	0-10%
Great-West Lifetime 2035 Fund	60-80%	15-35%	0-10%
Great-West Lifetime 2040 Fund	70-90%	5-25%	0-10%
Great-West Lifetime 2045 Fund	75-95%	2-20%	0-10%
Great-West Lifetime 2050 Fund	75-95%	2-20%	0-10%
Great-West Lifetime 2055 Fund	75-95%	2-20%	0-10%
Great-West Lifetime 2060 Fund	75-95%	2-20%	0-10%
The following table shows the target allocation for the various asset classes for each Fund and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus.
Asset Class (Underlying Funds)	Great-West Lifetime 2015 Fund	Great-West Lifetime 2020 Fund	Great-West Lifetime 2025 Fund	Great-West Lifetime 2030 Fund	Great-West Lifetime 2035 Fund
Large Cap	15.96%	17.54%	19.68%	22.69%	26.03%
Great-West Large Cap Growth Fund Institutional	*	*	*	*	*
Great-West Large Cap Value Fund Institutional	*	*	*	*	*
Great-West S&P 500® Index Fund Institutional	*	*	*	*	*
Mid Cap	6.84%	7.52%	8.44%	9.73%	11.16%
Great-West Ariel Mid Cap Value Fund Institutional	*	*	*	*	*
Great-West Mid Cap Value Fund Institutional	*	*	*	*	*
Great-West S&P Mid Cap 400® Index Fund Institutional	*	*	*	*	*
Great-West T. Rowe Price Mid Cap Growth Fund Institutional	*	*	*	*	*
Small Cap	3.19%	3.86%	4.77%	6.00%	7.47%
Great-West Small Cap Growth Fund Institutional	*	*	*	*	*
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional	*	*	*	*	*
Great-West S&P Small Cap 600® Index Fund Institutional	*	*	*	*	*
Janus Henderson Triton Fund N	*	*	*	*	*
International	9.30%	10.80%	12.80%	15.58%	18.86%
Great-West International Growth Fund Institutional	*	*	*	*	*
Great-West International Index Fund Institutional	*	*	*	*	*
Great-West International Value Fund Institutional	*	*	*	*	*
Emerging Markets	2.60%	3.18%	3.98%	5.08%	6.46%
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Asset Class (Underlying Funds)	Great-West Lifetime 2015 Fund	Great-West Lifetime 2020 Fund	Great-West Lifetime 2025 Fund	Great-West Lifetime 2030 Fund	Great-West Lifetime 2035 Fund
Great-West Emerging Markets Equity Fund Institutional	*	*	*	*	*
Fidelity Emerging Markets Index Fund	*	*	*	*	*
Bond	41.64%	39.72%	36.07%	29.82%	21.65%
Great-West Bond Index Fund Institutional	*	*	*	*	*
Great-West Core Bond Fund Institutional	*	*	*	*	*
Great-West Global Bond Fund Institutional	*	*	*	*	*
Great-West High Yield Bond Fund Institutional	*	*	*	*	*
Great-West Inflation-Protected Securities Fund Institutional	*	*	*	*	*
Great-West Multi-Sector Bond Fund Institutional	*	*	*	*	*
Real Estate	4.16%	4.26%	4.34%	4.40%	4.50%
American Century Real Estate Fund R6	*	*	*	*	*
DFA International Real Estate Securities Portfolio I	*	*	*	*	*
Great-West Real Estate Index Fund Institutional	*	*	*	*	*
Short-Term Bond/Cash	16.31%	13.12%	9.92%	6.70%	3.87%
Great-West Short Duration Bond Fund Institutional	*	*	*	*	*
GWL&A Contract	*	*	*	*	*

Asset Class (Underlying Funds)	Great-West Lifetime 2040 Fund	Great-West Lifetime 2045 Fund	Great-West Lifetime 2050 Fund	Great-West Lifetime 2055 Fund	Great-West Lifetime 2060 Fund
Large Cap	28.63%	29.72%	29.47%	28.64%	27.71%
Great-West Large Cap Growth Fund Institutional	*	*	*	*	*
Great-West Large Cap Value Fund Institutional	*	*	*	*	*
Great-West S&P 500® Index Fund Institutional	*	*	*	*	*
Mid Cap	12.28%	12.73%	12.62%	12.27%	11.87%
Great-West Ariel Mid Cap Value Fund Institutional	*	*	*	*	*
Great-West Mid Cap Value Fund Institutional	*	*	*	*	*
Great-West S&P Mid Cap 400® Index Fund Institutional	*	*	*	*	*
Great-West T. Rowe Price Mid Cap Growth Fund Institutional	*	*	*	*	*
Small Cap	8.89%	9.94%	10.59%	11.02%	11.37%
Great-West Small Cap Growth Fund Institutional	*	*	*	*	*
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional	*	*	*	*	*
Great-West S&P Small Cap 600® Index Fund Institutional	*	*	*	*	*
Janus Henderson Triton Fund N	*	*	*	*	*
International	21.86%	23.90%	24.94%	25.52%	25.96%
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Asset Class (Underlying Funds)	Great-West Lifetime 2040 Fund	Great-West Lifetime 2045 Fund	Great-West Lifetime 2050 Fund	Great-West Lifetime 2055 Fund	Great-West Lifetime 2060 Fund
Great-West International Growth Fund Institutional	*	*	*	*	*
Great-West International Index Fund Institutional	*	*	*	*	*
Great-West International Value Fund Institutional	*	*	*	*	*
Emerging Markets	7.84%	9.00%	9.82%	10.50%	11.16%
Great-West Emerging Markets Equity Fund Institutional	*	*	*	*	*
Fidelity Emerging Markets Index Fund	*	*	*	*	*
Bond	14.00%	9.15%	7.35%	6.80%	6.60%
Great-West Bond Index Fund Institutional	*	*	*	*	*
Great-West Core Bond Fund Institutional	*	*	*	*	*
Great-West Global Bond Fund Institutional	*	*	*	*	*
Great-West High Yield Bond Fund Institutional	*	*	*	*	*
Great-West Inflation-Protected Securities Fund Institutional	*	*
Great-West Multi-Sector Bond Fund Institutional	*	*	*	*	*
Real Estate	4.58%	4.66%	4.74%	4.82%	4.92%
American Century Real Estate Fund R6	*	*	*	*	*
DFA International Real Estate Securities Portfolio I	*	*	*	*	*
Great-West Real Estate Index Fund Institutional	*	*	*	*	*
Short-Term Bond/Cash	1.92%	0.90%	0.47%	0.43%	0.41%
Great-West Short Duration Bond Fund Institutional	*	*	*	*	*
GWL&A Contract	*	*	*	*	*
Each Fund may also invest in the GWL&A Contract for allocations to the short-term bond/cash asset class. If a Fund invests in the GWL&A Contract, the GWL&A Contract is also considered an Underlying Fund. The GWL&A Contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. GWL&A calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the GWL&A Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the GWL&A Contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Fund’s performance may be adversely affected by its investment in the GWL&A Contract, GWCM believes that the stable nature of the GWL&A Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. GWL&A could decide to stop offering the GWL&A Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the GWL&A Contract, the Funds are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations. It is important to note that only the Funds holding the GWL&A Contract are entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Fund, GWCM, GWL&A nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income.
The Underlying Funds may include mutual funds that are directly advised by GWCM, mutual funds that are sub-advised by affiliated or unaffiliated sub-advisers retained by GWCM, mutual funds that are advised by an affiliate of GWCM, and mutual funds that are advised by unaffiliated investment advisers. Underlying Funds managed by Putnam Investment Management, LLC (“Putnam Funds”) are in the same group of investment companies as Great-West Funds, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of GWCM and GWL&A. Putnam Investment Management, LLC is a
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subsidiary of Putnam Investments, LLC, which like GWCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Irish Life Investment Managers Limited (“ILIM”) is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd, which like GWCM, is owned through a series of wholly owned subsidiaries of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.
The following chart illustrates the target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus for the Funds. The illustration reflects neutral allocations (without any tactical adjustments by GWCM). The actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval. Reallocations may be implemented promptly or may be implemented gradually.

In pursuing each Fund’s investment objective, GWCM has considerable discretion with respect to the use of investments and investment strategies, which means that GWCM can decide whether to use them or not.
Each Fund’s investment objective and principal investment strategies may be changed by the Board of Directors of Great-West Funds (the “Board”) without shareholder approval.
Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, each Fund indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, derivatives, and short-term investments. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at http://www.sec.gov.
Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should a Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of
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less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Principal Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. The detailed descriptions of the principal investment risks set forth below apply to the Funds in varying degrees depending on the asset allocation of each Fund. The principal investment risks in the “Fund Summaries” section at the front of this Prospectus are presented in an order that reflects GWCM’s current assessment of relative importance of the principal investment risks for each Fund.
Fund-of-Funds Structure Risk
•Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long-term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.
•The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.
•Since the Funds invest in Underlying Funds, you will bear your proportionate share of expenses of the applicable Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Funds entails more expenses than a direct investment in the Underlying Funds.
•The ability of each Fund to achieve its investment objectives depends on GWCM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that GWCM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.
•The Funds are classified as non-diversified under the 1940 Act, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Funds’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Great-West Real Estate Index Fund, Great-West Global Bond Fund and GWL&A Contract) themselves are diversified investment companies.
•GWCM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. GWCM is subject to conflicts of interest because GWCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to GWCM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.
•From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.
Single Issuer Risk - The GWL&A Contract in which the Funds invest has a stable principal value and pays a fixed rate of interest to each Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, a Fund may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of an Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying Fund’s volatility. There can be no assurance that an Underlying Fund’s use of derivative contracts will work as intended, and it is possible for an Underlying Fund to lose more than its original investment.
• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. Forward contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that an Underlying Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, an Underlying Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase an
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Underlying Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying Fund. An Underlying Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase an Underlying Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible securities may decline in value if the price of a common stock falls below the conversion price.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities can subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region,
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there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying Fund’s investments. Investment performance may also be more volatile when an Underlying Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and an Underlying Fund may be unable to sell such securities when necessary to meet its liquidity needs Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural
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disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Funds will participate in or otherwise benefit from the advance.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause an Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for an Underlying Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, an Underlying Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause an Underlying Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country's access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or
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amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare a moratoria on payments, and similar occurrences may happen in the future. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.
Inflation-Protected Securities Risk - The value of (IPS) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.
You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Funds' portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The benchmark indexes for each Fund are the MSCI ACWI Index, an unmanaged index that captures large and mid-cap representation across 23 developed markets and 27 emerging markets countries, and the applicable Morningstar Lifetime Index, which represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and treasury inflation-protected securities in allocations aligned with the target date set forth in the name of the index.
More Information About the Funds’ Fees and Expenses
Except as noted in the footnotes to each Fund’s table of Annual Fund Operating Expenses, the expenses shown in each Fund’s table of Annual Fund Operating Expenses are for the fiscal year ended December 31, 2020. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds.
Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. GWCM will arrange for Great-West Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds. The Funds will not invest in shares of Underlying Funds that are sold with a contingent deferred sales load.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment
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adviser of the Funds. GWCM is a wholly-owned subsidiary of GWL&A. As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
The Funds are managed by an Asset Allocation Committee of GWCM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Director, Portfolio Construction & Research, is the Chairperson of the Asset Allocation Committee. He has managed the Lifetime 2015, 2025, 2035, 2045 and 2055 Funds since 2014 and has managed the Lifetime 2020, 2030, 2040, 2050 and 2060 Funds since inception. In addition to the Funds, Mr. Corwin manages the Great-West Profile Funds, Great-West SecureFoundation Funds, and collective investment trusts managed by GWCM. Mr. Corwin received a B.S. in Business Administration with an emphasis in Finance as well as a minor in Mathematics from the University of Colorado.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Lifetime 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Funds since 2018 and has managed the Lifetime 2060 Fund since inception. In addition to the Funds, Ms. Mendelsberg manages the Great-West Bond Index Fund, Great-West Profile Funds, Great-West SecureFoundation Funds and collective investment trusts managed by GWCM. Ms. Mendelsberg was previously a Partner and Investment Principal/Equity Analyst at Cambiar Investors from 1997-2016. Ms. Mendelsberg received a B.A. in Economics and Classics from Brown University.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.
Advisory Fees
For its services, with respect to each Fund, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the applicable Fund’s average daily net assets. GWCM is responsible for all fees and expenses incurred in performing the services set forth in the investment advisory agreement and all other fees and expenses, except that the Funds shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Service Class and Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class, Service Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to reduce its management fee by 0.35% of the amount each Fund allocates to the GWL&A Contract. The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2020 and will be available in the Funds’ Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The
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Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Funds or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Funds.
Shareholder Information
Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Funds offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Funds are generally available only to shareholders residing in the United States. However, the Funds may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging a Fund's shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which a Fund's NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
Each Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Fund net asset values are not readily available, each Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board.
Because each Fund is primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Funds on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Funds.
A Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
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Redeeming Shares
Each Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. Each Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, each Fund typically expects to meet daily shareholder redemptions by monitoring each Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. Each Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by each Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Funds at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Funds through subaccount units, IRA owners and other retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Funds invest to varying degrees in Underlying Funds that hold securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies or lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Underlying Funds’ investments. In addition, the market for securities of smaller companies or lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in an Underlying Funds’ shares, which will reduce the Underlying Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because shares of smaller companies and lower-rated securities may be less liquid than securities of larger companies and higher-rated debt, an Underlying Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Underlying Fund holds other types of less liquid securities.
When an Underlying Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Underlying Funds determine their net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of a Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within a Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not
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including purchases into a Fund made with new assets contributed or rolled into the shareholder’s account) into a Fund for a thirty (30) day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, a Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Funds are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Funds that may be caused by market-timing activities following a significant market event that occurs prior to the Funds' pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Funds do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Funds may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Funds.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.
Voting Procedures for Variable Contract Owners
Shares attributable to the Funds held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a variable contract) to the total number of votes attributable to a Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which a Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Funds, will be voted in the same proportion as shares for which the Funds have received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
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Federal Income Tax Consequences
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. Each Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.
If a Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if a Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Funds depend on the provisions of the Permitted Account through which you invest in the Funds. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.
Share Classes
The Great-West Lifetime 2015-2055 Funds have four classes of shares, Institutional Class, Investor Class, Service Class and Class L shares; the Great-West Lifetime 2060 Fund has three classes of shares, Institutional Class, Investor Class and Service Class shares. Each class is identical except that Service Class and Class L shares have a distribution and service plan which is described below, and Investor Class, Service Class and Class L shares have a Shareholder Services Fee which is described below.
Service Class Distribution Plan
The Funds have adopted a distribution, or “Rule 12b-1,” plan for their Service Class shares. The plan allows the Service Class shares of the Funds to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sale of Service Class shares of the Funds and/or for providing or arranging for the provision of services to the Funds' Service Class shareholders.
The Rule 12b-1 plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Service Class shares of the Funds). Because these fees are paid out of Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Class L Distribution and Service Plan
The Great-West 2015-2055 Lifetime Funds have adopted a distribution and service, or “Rule 12b-1,” plan for their Class L shares. The plan allows the Class L shares of the Funds to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Funds and/or for providing or arranging for the provision of services to the Funds' Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Funds). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of
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shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class, Service Class and Class L shares of the Funds (“Shareholder Services Fee”). To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Funds. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Funds.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower
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personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Funds ends on December 31 of each year. Twice a year, shareholders of each Fund will receive a report containing a summary of the Funds' performance and other information.
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Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Institutional Class, Investor Class, Service Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds' Annual Report, which is available upon request.
Selected data for a share of capital stock of each Fund throughout the periods indicated.
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Great-West Lifetime 2015 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$13.77	0.47	1.02	1.49	(0.25)	(0.24)	(0.49)	$14.77	11.00%
12/31/2019	$12.72	0.27	1.63	1.90	(0.20)	(0.65)	(0.85)	$13.77	15.17%
12/31/2018	$14.12	0.33	(0.93)	(0.60)	(0.30)	(0.50)	(0.80)	$12.72	(4.42%)
12/31/2017	$13.26	0.27	1.20	1.47	(0.23)	(0.38)	(0.61)	$14.12	11.13%
12/31/2016	$12.71	0.34	0.58	0.92	(0.25)	(0.12)	(0.37)	$13.26	7.25%
Service Class
12/31/2020	$13.68	0.24	1.24	1.48	(0.20)	(0.24)	(0.44)	$14.72	11.01%
12/31/2019	$12.64	0.25	1.61	1.86	(0.17)	(0.65)	(0.82)	$13.68	14.96%
12/31/2018	$14.02	0.32	(0.92)	(0.60)	(0.28)	(0.50)	(0.78)	$12.64	(4.45%)
12/31/2017	$13.17	0.26	1.18	1.44	(0.21)	(0.38)	(0.59)	$14.02	10.98%
12/31/2016	$12.62	0.32	0.59	0.91	(0.24)	(0.12)	(0.36)	$13.17	7.18%
Class L
12/31/2020	$9.77	0.07	0.95	1.02	(0.09)	(0.24)	(0.33)	$10.46	10.74%
12/31/2019	$9.27	0.19	1.15	1.34	(0.19)	(0.65)	(0.84)	$9.77	14.83%
12/31/2018	$10.51	0.24	(0.69)	(0.45)	(0.29)	(0.50)	(0.79)	$9.27	(4.54%)
12/31/2017	$10.04	0.21	0.87	1.08	(0.23)	(0.38)	(0.61)	$10.51	10.83%
12/31/2016(d)	$10.00	0.18	0.21	0.39	(0.25)	(0.10)	(0.35)	$10.04	3.93%(e)
Institutional Class
12/31/2020	$9.16	0.20	0.82	1.02	(0.27)	(0.24)	(0.51)	$9.67	11.47%
12/31/2019	$8.76	0.23	1.10	1.33	(0.28)	(0.65)	(0.93)	$9.16	15.53%
12/31/2018	$10.01	0.30	(0.68)	(0.38)	(0.37)	(0.50)	(0.87)	$8.76	(4.03%)
12/31/2017	$9.61	0.33	0.77	1.10	(0.32)	(0.38)	(0.70)	$10.01	11.54%
12/31/2016	$9.32	0.27	0.43	0.70	(0.29)	(0.12)	(0.41)	$9.61	7.57%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$370,481	0.47%	0.43%	3.34%	24%
12/31/2019	$57,202	0.47%	0.43%	2.00%	17%
12/31/2018	$60,993	0.47%	0.44%	2.33%	43%
12/31/2017	$92,389	0.47%	0.44%	1.96%	22%
12/31/2016	$108,266	0.47%	0.45%	2.57%	33%
Service Class
12/31/2020	$328,331	0.57%	0.53%	1.73%	24%
12/31/2019	$369,554	0.57%	0.53%	1.83%	17%
12/31/2018	$446,092	0.57%	0.54%	2.28%	43%
12/31/2017	$607,903	0.57%	0.54%	1.90%	22%
12/31/2016	$683,608	0.57%	0.55%	2.42%	33%
Class L
12/31/2020	$603	0.72%	0.68%	0.78%	24%
12/31/2019	$288,035	0.72%	0.68%	1.88%	17%
12/31/2018	$245,206	0.72%	0.69%	2.32%	43%
12/31/2017	$260,469	0.72%	0.69%	1.97%	22%
12/31/2016 (d)	$187,837	0.72%(h)	0.69%(h)	2.58%(h)	33%
Institutional Class
12/31/2020	$72,053	0.12%	0.08%	2.22%	24%
12/31/2019	$87,560	0.12%	0.08%	2.46%	17%
12/31/2018	$73,205	0.12%	0.09%	3.06%	43%
12/31/2017	$43,287	0.12%	0.09%	3.25%	22%
12/31/2016	$12,066	0.12%	0.10%	2.75%	33%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was April 22, 2016.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
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Great-West Lifetime 2020 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$10.91	0.46	0.75	1.21	(0.22)	(0.33)	(0.55)	$11.57	11.31%
12/31/2019	$10.00	0.22	1.40	1.62	(0.20)	(0.51)	(0.71)	$10.91	16.44%
12/31/2018	$11.12	0.29	(0.82)	(0.53)	(0.30)	(0.29)	(0.59)	$10.00	(4.94%)
12/31/2017	$10.28	0.45	0.82	1.27	(0.36)	(0.07)	(0.43)	$11.12	12.43%
12/31/2016(d)	$10.00	0.24	0.24	0.48	(0.19)	(0.01)	(0.20)	$10.28	4.84%(e)
Service Class
12/31/2020	$10.94	0.20	1.00	1.20	(0.17)	(0.33)	(0.50)	$11.64	11.21%
12/31/2019	$10.03	0.21	1.40	1.61	(0.19)	(0.51)	(0.70)	$10.94	16.24%
12/31/2018	$11.15	0.28	(0.82)	(0.54)	(0.29)	(0.29)	(0.58)	$10.03	(5.02%)
12/31/2017	$10.28	0.28	0.97	1.25	(0.31)	(0.07)	(0.38)	$11.15	12.30%
12/31/2016(d)	$10.00	0.35	0.13	0.48	(0.19)	(0.01)	(0.20)	$10.28	4.85%(e)
Class L
12/31/2020	$10.92	0.08	1.09	1.17	(0.07)	(0.33)	(0.40)	$11.69	10.91%
12/31/2019	$10.02	0.23	1.37	1.60	(0.19)	(0.51)	(0.70)	$10.92	16.13%
12/31/2018	$11.14	0.29	(0.85)	(0.56)	(0.27)	(0.29)	(0.56)	$10.02	(5.17%)
12/31/2017	$10.29	0.43	0.82	1.25	(0.33)	(0.07)	(0.40)	$11.14	12.24%
12/31/2016(d)	$10.00	0.19	0.28	0.47	(0.17)	(0.01)	(0.18)	$10.29	4.76%(e)
Institutional Class
12/31/2020	$10.92	0.24	1.01	1.25	(0.24)	(0.33)	(0.57)	$11.60	11.72%
12/31/2019	$10.03	0.27	1.39	1.66	(0.26)	(0.51)	(0.77)	$10.92	16.80%
12/31/2018	$11.16	0.34	(0.83)	(0.49)	(0.35)	(0.29)	(0.64)	$10.03	(4.58%)
12/31/2017	$10.28	0.29	1.02	1.31	(0.36)	(0.07)	(0.43)	$11.16	12.81%
12/31/2016(d)	$10.00	1.26	(0.76)	0.50	(0.21)	(0.01)	(0.22)	$10.28	5.03%(e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$251,811	0.47%	0.44%	4.11%	34%
12/31/2019	$14,883	0.47%	0.44%	2.02%	26%
12/31/2018	$15,119	0.47%	0.44%	2.65%	46%
12/31/2017	$11,305	0.47%	0.45%	4.08%	49%
12/31/2016 (d)	$3,016	0.47%(h)	0.45%(h)	3.50%(h)	36%(e)
Service Class
12/31/2020	$30,583	0.57%	0.54%	1.86%	34%
12/31/2019	$32,034	0.57%	0.54%	1.97%	26%
12/31/2018	$31,750	0.57%	0.54%	2.57%	46%
12/31/2017	$27,376	0.57%	0.55%	2.51%	49%
12/31/2016 (d)	$9,858	0.57%(h)	0.55%(h)	4.97%(h)	36%(e)
Class L
12/31/2020	$424	0.72%	0.69%	0.80%	34%
12/31/2019	$158,359	0.72%	0.69%	2.11%	26%
12/31/2018	$90,032	0.72%	0.69%	2.66%	46%
12/31/2017	$50,498	0.72%	0.70%	3.88%	49%
12/31/2016 (d)	$10	0.72%(h)	0.45%(h)	2.81%(h)	36%(e)
Institutional Class
12/31/2020	$47,668	0.12%	0.09%	2.23%	34%
12/31/2019	$57,786	0.12%	0.09%	2.49%	26%
12/31/2018	$43,938	0.12%	0.09%	3.10%	46%
12/31/2017	$21,434	0.12%	0.10%	2.62%	49%
12/31/2016 (d)	$2,557	0.12%(h)	0.10%(h)	17.84%(h)	36%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on April 28, 2016.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
90

Great-West Lifetime 2025 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$14.46	0.49	1.23	1.72	(0.27)	(0.41)	(0.68)	$15.50	12.24%
12/31/2019	$13.19	0.28	2.05	2.33	(0.22)	(0.84)	(1.06)	$14.46	18.01%
12/31/2018	$15.08	0.32	(1.15)	(0.83)	(0.30)	(0.76)	(1.06)	$13.19	(5.73%)
12/31/2017	$13.97	0.29	1.66	1.95	(0.25)	(0.59)	(0.84)	$15.08	14.14%
12/31/2016	$13.33	0.37	0.70	1.07	(0.26)	(0.17)	(0.43)	$13.97	8.13%
Service Class
12/31/2020	$14.37	0.25	1.44	1.69	(0.21)	(0.41)	(0.62)	$15.44	12.12%
12/31/2019	$13.11	0.27	2.03	2.30	(0.20)	(0.84)	(1.04)	$14.37	17.89%
12/31/2018	$14.99	0.32	(1.16)	(0.84)	(0.28)	(0.76)	(1.04)	$13.11	(5.82%)
12/31/2017	$13.90	0.29	1.63	1.92	(0.24)	(0.59)	(0.83)	$14.99	13.96%
12/31/2016	$13.26	0.35	0.71	1.06	(0.25)	(0.17)	(0.42)	$13.90	8.07%
Class L
12/31/2020	$9.37	0.07	1.00	1.07	(0.08)	(0.41)	(0.49)	$9.95	11.96%
12/31/2019	$8.90	0.19	1.35	1.54	(0.23)	(0.84)	(1.07)	$9.37	17.68%
12/31/2018	$10.56	0.24	(0.84)	(0.60)	(0.30)	(0.76)	(1.06)	$8.90	(5.88%)
12/31/2017	$10.05	0.22	1.15	1.37	(0.27)	(0.59)	(0.86)	$10.56	13.81%
12/31/2016(d)	$10.00	0.19	0.28	0.47	(0.27)	(0.15)	(0.42)	$10.05	4.72%(e)
Institutional Class
12/31/2020	$8.47	0.20	0.82	1.02	(0.30)	(0.41)	(0.71)	$8.78	12.67%
12/31/2019	$8.16	0.22	1.23	1.45	(0.30)	(0.84)	(1.14)	$8.47	18.43%
12/31/2018	$9.80	0.29	(0.78)	(0.49)	(0.39)	(0.76)	(1.15)	$8.16	(5.41%)
12/31/2017	$9.40	0.34	1.01	1.35	(0.36)	(0.59)	(0.95)	$9.80	14.56%
12/31/2016	$9.13	0.35	0.40	0.75	(0.31)	(0.17)	(0.48)	$9.40	8.37%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$509,178	0.47%	0.44%	3.35%	28%
12/31/2019	$108,828	0.47%	0.45%	1.93%	22%
12/31/2018	$118,244	0.47%	0.45%	2.17%	39%
12/31/2017	$173,780	0.47%	0.45%	1.92%	21%
12/31/2016	$196,646	0.47%	0.46%	2.63%	27%
Service Class
12/31/2020	$901,294	0.57%	0.54%	1.74%	28%
12/31/2019	$1,026,060	0.57%	0.55%	1.87%	22%
12/31/2018	$1,081,687	0.57%	0.55%	2.17%	39%
12/31/2017	$1,373,819	0.57%	0.55%	1.93%	21%
12/31/2016	$1,384,606	0.57%	0.56%	2.50%	27%
Class L
12/31/2020	$2,583	0.72%	0.69%	0.79%	28%
12/31/2019	$307,685	0.72%	0.70%	1.96%	22%
12/31/2018	$221,557	0.72%	0.70%	2.29%	39%
12/31/2017	$203,493	0.72%	0.70%	2.05%	21%
12/31/2016 (d)	$133,562	0.72%(h)	0.71%(h)	2.67%(h)	27%
Institutional Class
12/31/2020	$198,671	0.12%	0.09%	2.40%	28%
12/31/2019	$212,287	0.12%	0.10%	2.48%	22%
12/31/2018	$157,901	0.12%	0.10%	2.97%	39%
12/31/2017	$105,501	0.12%	0.10%	3.42%	21%
12/31/2016	$24,853	0.12%	0.11%	3.68%	27%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was April 22, 2016.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
91

Great-West Lifetime 2030 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$11.24	0.53	0.84	1.37	(0.22)	(0.45)	(0.67)	$11.94	12.61%
12/31/2019	$10.13	0.23	1.75	1.98	(0.21)	(0.66)	(0.87)	$11.24	20.00%
12/31/2018	$11.61	0.28	(1.04)	(0.76)	(0.30)	(0.42)	(0.72)	$10.13	(6.74%)
12/31/2017	$10.40	0.35	1.32	1.67	(0.36)	(0.10)	(0.46)	$11.61	16.18%
12/31/2016(d)	$10.00	0.26	0.34	0.60	(0.19)	(0.01)	(0.20)	$10.40	6.11%(e)
Service Class
12/31/2020	$11.28	0.22	1.15	1.37	(0.18)	(0.45)	(0.63)	$12.02	12.50%
12/31/2019	$10.15	0.22	1.76	1.98	(0.19)	(0.66)	(0.85)	$11.28	19.84%
12/31/2018	$11.64	0.27	(1.05)	(0.78)	(0.29)	(0.42)	(0.71)	$10.15	(6.82%)
12/31/2017	$10.40	0.30	1.37	1.67	(0.33)	(0.10)	(0.43)	$11.64	16.13%
12/31/2016(d)	$10.00	0.56	0.05	0.61	(0.20)	(0.01)	(0.21)	$10.40	6.17%(e)
Class L
12/31/2020	$11.25	0.07	1.27	1.34	(0.05)	(0.45)	(0.50)	$12.09	12.32%
12/31/2019	$10.14	0.24	1.72	1.96	(0.19)	(0.66)	(0.85)	$11.25	19.77%
12/31/2018	$11.62	0.29	(1.08)	(0.79)	(0.27)	(0.42)	(0.69)	$10.14	(6.97%)
12/31/2017	$10.41	0.48	1.18	1.66	(0.35)	(0.10)	(0.45)	$11.62	16.04%
12/31/2016(d)	$10.00	0.19	0.41	0.60	(0.18)	(0.01)	(0.19)	$10.41	6.03%(e)
Institutional Class
12/31/2020	$11.26	0.24	1.17	1.41	(0.24)	(0.45)	(0.69)	$11.98	12.99%
12/31/2019	$10.15	0.28	1.76	2.04	(0.27)	(0.66)	(0.93)	$11.26	20.52%
12/31/2018	$11.64	0.33	(1.05)	(0.72)	(0.35)	(0.42)	(0.77)	$10.15	(6.43%)
12/31/2017	$10.40	0.32	1.40	1.72	(0.38)	(0.10)	(0.48)	$11.64	16.60%
12/31/2016(d)	$10.00	1.42	(0.80)	0.62	(0.21)	(0.01)	(0.22)	$10.40	6.32%(e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$227,945	0.47%	0.45%	4.60%	35%
12/31/2019	$10,577	0.47%	0.45%	2.09%	23%
12/31/2018	$8,157	0.47%	0.46%	2.45%	40%
12/31/2017	$6,011	0.47%	0.46%	3.09%	35%
12/31/2016 (d)	$3,810	0.47%(h)	0.46%(h)	3.71%(h)	17%(e)
Service Class
12/31/2020	$46,337	0.57%	0.55%	2.01%	35%
12/31/2019	$45,451	0.57%	0.55%	1.93%	23%
12/31/2018	$39,959	0.57%	0.56%	2.38%	40%
12/31/2017	$31,962	0.57%	0.56%	2.61%	35%
12/31/2016 (d)	$8,594	0.57%(h)	0.56%(h)	7.93%(h)	17%(e)
Class L
12/31/2020	$40	0.72%	0.70%	0.68%	35%
12/31/2019	$142,140	0.72%	0.70%	2.16%	23%
12/31/2018	$71,812	0.72%	0.71%	2.56%	40%
12/31/2017	$39,597	0.72%	0.71%	4.12%	35%
12/31/2016 (d)	$11	0.72%(h)	0.47%(h)	2.83%(h)	17%(e)
Institutional Class
12/31/2020	$66,143	0.12%	0.10%	2.16%	35%
12/31/2019	$78,245	0.12%	0.10%	2.52%	23%
12/31/2018	$49,277	0.12%	0.11%	2.81%	40%
12/31/2017	$24,430	0.12%	0.11%	2.84%	35%
12/31/2016 (d)	$2,605	0.12%(h)	0.11%(h)	19.81%(h)	17%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on April 28, 2016.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
92

Great-West Lifetime 2035 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$14.18	0.48	1.33	1.81	(0.25)	(0.57)	(0.82)	$15.17	13.30%
12/31/2019	$12.71	0.25	2.51	2.76	(0.20)	(1.09)	(1.29)	$14.18	22.17%
12/31/2018	$15.26	0.29	(1.44)	(1.15)	(0.26)	(1.14)	(1.40)	$12.71	(7.87%)
12/31/2017	$13.75	0.27	2.22	2.49	(0.26)	(0.72)	(0.98)	$15.26	18.36%
12/31/2016	$13.05	0.35	0.82	1.17	(0.24)	(0.23)	(0.47)	$13.75	9.04%
Service Class
12/31/2020	$13.93	0.24	1.54	1.78	(0.20)	(0.57)	(0.77)	$14.94	13.29%
12/31/2019	$12.50	0.24	2.47	2.71	(0.19)	(1.09)	(1.28)	$13.93	22.09%
12/31/2018	$15.03	0.28	(1.42)	(1.14)	(0.25)	(1.14)	(1.39)	$12.50	(7.95%)
12/31/2017	$13.57	0.27	2.16	2.43	(0.25)	(0.72)	(0.97)	$15.03	18.13%
12/31/2016	$12.88	0.33	0.82	1.15	(0.23)	(0.23)	(0.46)	$13.57	8.98%
Class L
12/31/2020	$9.20	0.06	1.08	1.14	(0.06)	(0.57)	(0.63)	$9.71	13.14%
12/31/2019	$8.67	0.18	1.66	1.84	(0.22)	(1.09)	(1.31)	$9.20	21.84%
12/31/2018	$10.91	0.21	(1.04)	(0.83)	(0.27)	(1.14)	(1.41)	$8.67	(8.08%)
12/31/2017	$10.11	0.22	1.58	1.80	(0.28)	(0.72)	(1.00)	$10.91	18.06%
12/31/2016(d)	$10.00	0.19	0.37	0.56	(0.25)	(0.20)	(0.45)	$10.11	5.63%(e)
Institutional Class
12/31/2020	$8.17	0.18	0.87	1.05	(0.29)	(0.57)	(0.86)	$8.36	13.84%
12/31/2019	$7.85	0.20	1.50	1.70	(0.29)	(1.09)	(1.38)	$8.17	22.58%
12/31/2018	$10.05	0.27	(0.97)	(0.70)	(0.36)	(1.14)	(1.50)	$7.85	(7.56%)
12/31/2017	$9.41	0.37	1.36	1.73	(0.37)	(0.72)	(1.09)	$10.05	18.69%
12/31/2016	$9.07	0.39	0.47	0.86	(0.29)	(0.23)	(0.52)	$9.41	9.56%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$423,605	0.47%	0.46%	3.40%	24%
12/31/2019	$98,420	0.47%	0.46%	1.80%	23%
12/31/2018	$105,406	0.47%	0.46%	1.89%	37%
12/31/2017	$162,090	0.47%	0.46%	1.82%	22%
12/31/2016	$175,123	0.47%	0.47%	2.58%	25%
Service Class
12/31/2020	$934,399	0.57%	0.56%	1.78%	24%
12/31/2019	$984,866	0.57%	0.56%	1.76%	23%
12/31/2018	$978,371	0.57%	0.56%	1.90%	37%
12/31/2017	$1,248,639	0.57%	0.56%	1.85%	22%
12/31/2016	$1,190,559	0.57%	0.57%	2.43%	25%
Class L
12/31/2020	$1,284	0.72%	0.71%	0.64%	24%
12/31/2019	$262,129	0.72%	0.71%	1.91%	23%
12/31/2018	$179,262	0.72%	0.71%	1.94%	37%
12/31/2017	$183,489	0.72%	0.71%	2.01%	22%
12/31/2016 (d)	$115,848	0.72%(h)	0.71%(h)	2.71%(h)	25%
Institutional Class
12/31/2020	$206,898	0.12%	0.11%	2.28%	24%
12/31/2019	$202,044	0.12%	0.11%	2.41%	23%
12/31/2018	$143,007	0.12%	0.11%	2.74%	37%
12/31/2017	$90,164	0.12%	0.11%	3.64%	22%
12/31/2016	$21,727	0.12%	0.11%	4.05%	25%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was April 22, 2016.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
93

Great-West Lifetime 2040 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$11.19	0.57	0.88	1.45	(0.21)	(0.54)	(0.75)	$11.89	13.60%
12/31/2019	$9.91	0.23	2.08	2.31	(0.21)	(0.82)	(1.03)	$11.19	23.83%
12/31/2018	$11.68	0.24	(1.23)	(0.99)	(0.32)	(0.46)	(0.78)	$9.91	(8.76%)
12/31/2017	$10.45	0.16	1.86	2.02	(0.51)	(0.28)	(0.79)	$11.68	19.53%
12/31/2016(d)	$10.00	0.24	0.46	0.70	(0.22)	(0.03)	(0.25)	$10.45	7.09%(e)
Service Class
12/31/2020	$11.24	0.22	1.23	1.45	(0.17)	(0.54)	(0.71)	$11.98	13.53%
12/31/2019	$9.94	0.21	2.10	2.31	(0.19)	(0.82)	(1.01)	$11.24	23.63%
12/31/2018	$11.72	0.25	(1.27)	(1.02)	(0.30)	(0.46)	(0.76)	$9.94	(8.85%)
12/31/2017	$10.44	0.30	1.71	2.01	(0.45)	(0.28)	(0.73)	$11.72	19.34%
12/31/2016(d)	$10.00	0.55	0.15	0.70	(0.23)	(0.03)	(0.26)	$10.44	7.08%(e)
Class L
12/31/2020	$11.23	0.05	1.38	1.43	(0.04)	(0.54)	(0.58)	$12.08	13.31%
12/31/2019	$9.95	0.24	2.04	2.28	(0.18)	(0.82)	(1.00)	$11.23	23.47%
12/31/2018	$11.71	0.27	(1.29)	(1.02)	(0.28)	(0.46)	(0.74)	$9.95	(8.97%)
12/31/2017	$10.46	0.53	1.47	2.00	(0.47)	(0.28)	(0.75)	$11.71	19.22%
12/31/2016(d)	$10.00	0.19	0.50	0.69	(0.20)	(0.03)	(0.23)	$10.46	7.04%(e)
Institutional Class
12/31/2020	$11.26	0.23	1.27	1.50	(0.23)	(0.54)	(0.77)	$11.99	14.01%
12/31/2019	$9.97	0.27	2.10	2.37	(0.26)	(0.82)	(1.08)	$11.26	24.18%
12/31/2018	$11.74	0.31	(1.28)	(0.97)	(0.34)	(0.46)	(0.80)	$9.97	(8.40%)
12/31/2017	$10.46	0.33	1.72	2.05	(0.49)	(0.28)	(0.77)	$11.74	19.78%
12/31/2016(d)	$10.00	1.47	(0.74)	0.73	(0.24)	(0.03)	(0.27)	$10.46	7.44%(e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$156,385	0.47%	0.46%	5.03%	30%
12/31/2019	$5,112	0.47%	0.46%	2.13%	22%
12/31/2018	$3,638	0.47%	0.46%	2.05%	36%
12/31/2017	$3,616	0.47%	0.46%	1.40%	60%
12/31/2016 (d)	$10,771	0.47%(h)	0.46%(h)	3.38%(h)	40%(e)
Service Class
12/31/2020	$40,091	0.57%	0.56%	2.05%	30%
12/31/2019	$36,469	0.57%	0.56%	1.90%	22%
12/31/2018	$27,649	0.57%	0.56%	2.18%	36%
12/31/2017	$20,851	0.57%	0.57%	2.61%	60%
12/31/2016 (d)	$4,646	0.57%(h)	0.56%(h)	7.76%(h)	40%(e)
Class L
12/31/2020	$65	0.72%	0.71%	0.45%	30%
12/31/2019	$102,348	0.72%	0.71%	2.15%	22%
12/31/2018	$48,495	0.72%	0.71%	2.33%	36%
12/31/2017	$26,149	0.72%	0.72%	4.49%	60%
12/31/2016 (d)	$11	0.72%(h)	0.47%(h)	2.75%(h)	40%(e)
Institutional Class
12/31/2020	$47,103	0.12%	0.11%	2.18%	30%
12/31/2019	$49,238	0.12%	0.11%	2.39%	22%
12/31/2018	$31,825	0.12%	0.11%	2.63%	36%
12/31/2017	$12,975	0.12%	0.11%	2.82%	60%
12/31/2016 (d)	$1,821	0.12%(h)	0.12%(h)	20.33%(h)	40%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on April 28, 2016.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
94

Great-West Lifetime 2045 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$14.16	0.53	1.35	1.88	(0.24)	(0.63)	(0.87)	$15.17	13.89%
12/31/2019	$12.58	0.22	2.80	3.02	(0.19)	(1.25)	(1.44)	$14.16	24.59%
12/31/2018	$15.38	0.27	(1.64)	(1.37)	(0.24)	(1.19)	(1.43)	$12.58	(9.36%)
12/31/2017	$13.60	0.25	2.50	2.75	(0.25)	(0.72)	(0.97)	$15.38	20.43%
12/31/2016	$12.82	0.34	0.88	1.22	(0.23)	(0.21)	(0.44)	$13.60	9.53%
Service Class
12/31/2020	$13.57	0.22	1.57	1.79	(0.19)	(0.63)	(0.82)	$14.54	13.81%
12/31/2019	$12.11	0.23	2.66	2.89	(0.18)	(1.25)	(1.43)	$13.57	24.51%
12/31/2018	$14.86	0.26	(1.59)	(1.33)	(0.23)	(1.19)	(1.42)	$12.11	(9.43%)
12/31/2017	$13.18	0.26	2.38	2.64	(0.24)	(0.72)	(0.96)	$14.86	20.27%
12/31/2016	$12.44	0.31	0.86	1.17	(0.22)	(0.21)	(0.43)	$13.18	9.40%
Class L
12/31/2020	$9.38	0.04	1.14	1.18	(0.04)	(0.63)	(0.67)	$9.89	13.53%
12/31/2019	$8.79	0.18	1.87	2.05	(0.21)	(1.25)	(1.46)	$9.38	24.31%
12/31/2018	$11.22	0.20	(1.19)	(0.99)	(0.25)	(1.19)	(1.44)	$8.79	(9.55%)
12/31/2017	$10.18	0.22	1.80	2.02	(0.26)	(0.72)	(0.98)	$11.22	20.14%
12/31/2016(d)	$10.00	0.19	0.40	0.59	(0.23)	(0.18)	(0.41)	$10.18	5.94%(e)
Institutional Class
12/31/2020	$8.32	0.19	0.91	1.10	(0.28)	(0.63)	(0.91)	$8.51	14.33%
12/31/2019	$7.95	0.21	1.69	1.90	(0.28)	(1.25)	(1.53)	$8.32	25.14%
12/31/2018	$10.33	0.27	(1.12)	(0.85)	(0.34)	(1.19)	(1.53)	$7.95	(9.01%)
12/31/2017	$9.47	0.40	1.54	1.94	(0.36)	(0.72)	(1.08)	$10.33	20.76%
12/31/2016	$9.06	0.37	0.52	0.89	(0.27)	(0.21)	(0.48)	$9.47	9.88%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$225,206	0.47%	0.46%	3.78%	23%
12/31/2019	$44,077	0.47%	0.46%	1.59%	24%
12/31/2018	$52,347	0.47%	0.46%	1.74%	33%
12/31/2017	$82,795	0.47%	0.46%	1.68%	22%
12/31/2016	$95,070	0.47%	0.47%	2.55%	23%
Service Class
12/31/2020	$589,841	0.57%	0.56%	1.69%	23%
12/31/2019	$606,808	0.57%	0.56%	1.70%	24%
12/31/2018	$581,048	0.57%	0.56%	1.74%	33%
12/31/2017	$733,375	0.57%	0.56%	1.82%	22%
12/31/2016	$671,090	0.57%	0.57%	2.36%	23%
Class L
12/31/2020	$768	0.72%	0.71%	0.46%	23%
12/31/2019	$138,790	0.72%	0.71%	1.85%	24%
12/31/2018	$95,073	0.72%	0.71%	1.82%	33%
12/31/2017	$93,630	0.72%	0.71%	1.95%	22%
12/31/2016 (d)	$58,663	0.72%(h)	0.72%(h)	2.68%(h)	23%
Institutional Class
12/31/2020	$147,820	0.12%	0.11%	2.39%	23%
12/31/2019	$129,174	0.12%	0.11%	2.40%	24%
12/31/2018	$87,290	0.12%	0.11%	2.64%	33%
12/31/2017	$57,098	0.12%	0.11%	3.82%	22%
12/31/2016	$11,297	0.12%	0.12%	3.94%	23%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was April 22, 2016.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
95

Great-West Lifetime 2050 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$11.62	0.59	0.95	1.54	(0.22)	(0.57)	(0.79)	$12.37	13.96%
12/31/2019	$10.20	0.24	2.23	2.47	(0.21)	(0.84)	(1.05)	$11.62	24.82%
12/31/2018	$12.14	0.30	(1.42)	(1.12)	(0.32)	(0.50)	(0.82)	$10.20	(9.54%)
12/31/2017	$10.50	0.25	1.90	2.15	(0.39)	(0.12)	(0.51)	$12.14	20.59%
12/31/2016(d)	$10.00	0.26	0.44	0.70	(0.19)	(0.01)	(0.20)	$10.50	7.15%(e)
Service Class
12/31/2020	$11.66	0.21	1.32	1.53	(0.18)	(0.57)	(0.75)	$12.44	13.79%
12/31/2019	$10.22	0.22	2.25	2.47	(0.19)	(0.84)	(1.03)	$11.66	24.80%
12/31/2018	$12.17	0.26	(1.41)	(1.15)	(0.30)	(0.50)	(0.80)	$10.22	(9.70%)
12/31/2017	$10.50	0.35	1.81	2.16	(0.37)	(0.12)	(0.49)	$12.17	20.67%
12/31/2016(d)	$10.00	0.45	0.26	0.71	(0.20)	(0.01)	(0.21)	$10.50	7.16%(e)
Class L
12/31/2020	$11.63	0.04	1.43	1.47	(0.03)	(0.57)	(0.60)	$12.50	13.32%
12/31/2019	$10.21	0.24	2.21	2.45	(0.19)	(0.84)	(1.03)	$11.63	24.54%
12/31/2018	$12.15	0.28	(1.43)	(1.15)	(0.29)	(0.50)	(0.79)	$10.21	(9.78%)
12/31/2017	$10.51	0.47	1.67	2.14	(0.38)	(0.12)	(0.50)	$12.15	20.46%
12/31/2016(d)	$10.00	0.18	0.52	0.70	(0.18)	(0.01)	(0.19)	$10.51	7.05%(e)
Institutional Class
12/31/2020	$11.66	0.24	1.34	1.58	(0.24)	(0.57)	(0.81)	$12.43	14.30%
12/31/2019	$10.24	0.29	2.24	2.53	(0.27)	(0.84)	(1.11)	$11.66	25.28%
12/31/2018	$12.19	0.32	(1.41)	(1.09)	(0.36)	(0.50)	(0.86)	$10.24	(9.21%)
12/31/2017	$10.51	0.34	1.87	2.21	(0.41)	(0.12)	(0.53)	$12.19	21.16%
12/31/2016(d)	$10.00	1.43	(0.70)	0.73	(0.21)	(0.01)	(0.22)	$10.51	7.45%(e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$61,877	0.47%	0.46%	5.04%	31%
12/31/2019	$3,124	0.47%	0.46%	2.07%	21%
12/31/2018	$2,166	0.47%	0.47%	2.49%	33%
12/31/2017	$1,304	0.47%	0.46%	2.15%	35%
12/31/2016 (d)	$1,198	0.47%(h)	0.46%(h)	3.66%(h)	17%(e)
Service Class
12/31/2020	$34,760	0.57%	0.56%	1.93%	31%
12/31/2019	$29,274	0.57%	0.56%	1.91%	21%
12/31/2018	$20,800	0.57%	0.57%	2.14%	33%
12/31/2017	$14,786	0.57%	0.57%	2.99%	35%
12/31/2016 (d)	$2,637	0.57%(h)	0.56%(h)	6.37%(h)	17%(e)
Class L
12/31/2020	$46	0.72%	0.71%	0.37%	31%
12/31/2019	$39,877	0.72%	0.71%	2.09%	21%
12/31/2018	$18,965	0.72%	0.72%	2.31%	33%
12/31/2017	$10,409	0.73%	0.72%	3.89%	35%
12/31/2016 (d)	$11	0.72%(h)	0.47%(h)	2.69%(h)	17%(e)
Institutional Class
12/31/2020	$35,250	0.12%	0.11%	2.17%	31%
12/31/2019	$32,461	0.12%	0.11%	2.52%	21%
12/31/2018	$17,395	0.12%	0.12%	2.61%	33%
12/31/2017	$8,929	0.12%	0.12%	2.88%	35%
12/31/2016 (d)	$899	0.12%(h)	0.12%(h)	19.78%(h)	17%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on April 28, 2016.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
96

Great-West Lifetime 2055 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$17.21	0.57	1.73	2.30	(0.24)	(0.71)	(0.95)	$18.56	13.96%
12/31/2019	$15.10	0.28	3.41	3.69	(0.20)	(1.38)	(1.58)	$17.21	24.70%
12/31/2018	$18.35	0.32	(2.08)	(1.76)	(0.26)	(1.23)	(1.49)	$15.10	(9.75%)
12/31/2017	$16.04	0.30	3.01	3.31	(0.29)	(0.71)	(1.00)	$18.35	20.80%
12/31/2016	$15.10	0.42	1.00	1.42	(0.27)	(0.21)	(0.48)	$16.04	9.44%
Service Class
12/31/2020	$16.63	0.28	1.92	2.20	(0.19)	(0.71)	(0.90)	$17.93	13.81%
12/31/2019	$14.68	0.29	3.24	3.53	(0.20)	(1.38)	(1.58)	$16.63	24.70%
12/31/2018	$17.83	0.31	(1.98)	(1.67)	(0.25)	(1.23)	(1.48)	$14.68	(9.82%)
12/31/2017	$15.62	0.32	2.88	3.20	(0.28)	(0.71)	(0.99)	$17.83	20.67%
12/31/2016	$14.71	0.37	1.01	1.38	(0.26)	(0.21)	(0.47)	$15.62	9.39%
Class L
12/31/2020	$8.94	0.05	1.08	1.13	(0.05)	(0.71)	(0.76)	$9.31	13.70%
12/31/2019	$8.57	0.18	1.82	2.00	(0.25)	(1.38)	(1.63)	$8.94	24.47%
12/31/2018	$11.13	0.21	(1.24)	(1.03)	(0.30)	(1.23)	(1.53)	$8.57	(10.03%)
12/31/2017	$10.12	0.25	1.80	2.05	(0.33)	(0.71)	(1.04)	$11.13	20.53%
12/31/2016(d)	$10.00	0.19	0.40	0.59	(0.28)	(0.19)	(0.47)	$10.12	5.88%(e)
Institutional Class
12/31/2020	$7.81	0.17	0.84	1.01	(0.30)	(0.71)	(1.01)	$7.81	14.33%
12/31/2019	$7.68	0.21	1.62	1.83	(0.32)	(1.38)	(1.70)	$7.81	25.19%
12/31/2018	$10.17	0.27	(1.14)	(0.87)	(0.39)	(1.23)	(1.62)	$7.68	(9.43%)
12/31/2017	$9.34	0.44	1.51	1.95	(0.41)	(0.71)	(1.12)	$10.17	21.24%
12/31/2016	$8.99	0.42	0.46	0.88	(0.32)	(0.21)	(0.53)	$9.34	9.87%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$55,218	0.47%	0.46%	3.38%	28%
12/31/2019	$18,634	0.47%	0.46%	1.65%	26%
12/31/2018	$20,048	0.47%	0.46%	1.74%	36%
12/31/2017	$38,953	0.47%	0.46%	1.71%	25%
12/31/2016	$41,159	0.47%	0.47%	2.66%	20%
Service Class
12/31/2020	$303,106	0.57%	0.56%	1.75%	28%
12/31/2019	$289,415	0.57%	0.56%	1.78%	26%
12/31/2018	$248,803	0.57%	0.56%	1.77%	36%
12/31/2017	$287,723	0.57%	0.56%	1.86%	25%
12/31/2016	$244,187	0.57%	0.57%	2.42%	20%
Class L
12/31/2020	$345	0.72%	0.71%	0.57%	28%
12/31/2019	$26,352	0.72%	0.71%	1.96%	26%
12/31/2018	$16,384	0.72%	0.71%	1.92%	36%
12/31/2017	$14,498	0.72%	0.71%	2.23%	25%
12/31/2016 (d)	$7,380	0.72%(h)	0.71%(h)	2.62%(h)	20%
Institutional Class
12/31/2020	$96,602	0.12%	0.11%	2.34%	28%
12/31/2019	$75,956	0.12%	0.11%	2.52%	26%
12/31/2018	$46,123	0.12%	0.11%	2.78%	36%
12/31/2017	$26,985	0.12%	0.11%	4.30%	25%
12/31/2016	$2,797	0.12%	0.12%	4.43%	20%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was April 22, 2016.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
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Great-West Lifetime 2060 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$10.58	0.55	0.89	1.44	(0.31)	(0.29)	(0.60)	$11.42	13.93%
12/31/2019(d)	$10.00	0.43	0.42	0.85	(0.23)	(0.04)	(0.27)	$10.58	8.56%(e)
Service Class
12/31/2020	$10.59	0.72	0.72	1.44	(0.28)	(0.29)	(0.57)	$11.46	13.90%
12/31/2019(d)	$10.00	0.30	0.56	0.86	(0.23)	(0.04)	(0.27)	$10.59	8.58%(e)
Institutional Class
12/31/2020	$10.59	0.75	0.74	1.49	(0.33)	(0.29)	(0.62)	$11.46	14.40%
12/31/2019(d)	$10.00	0.38	0.50	0.88	(0.25)	(0.04)	(0.29)	$10.59	8.80%(e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$3,333	0.47%	0.46%	4.99%	116%
12/31/2019 (d)	$45	0.47%(h)	0.46%(h)	6.20%(h)	243%(e)
Service Class
12/31/2020	$98	0.57%	0.54%	7.14%	116%
12/31/2019 (d)	$23	0.57%(h)	0.48%(h)	4.34%(h)	243%(e)
Institutional Class
12/31/2020	$1,888	0.12%	0.11%	7.02%	116%
12/31/2019 (d)	$34	0.12%(h)	0.11%(h)	5.03%(h)	243%(e)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on May 2, 2019.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. Semi-Annual Reports for the Funds include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Funds, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
99

GREAT-WEST FUNDS, INC.
Great-West Mid Cap Value Fund
Institutional Class Ticker: MXKJX
Investor Class Ticker: MXMVX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.78%	0.78%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.02%	0.44%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.02%	0.09%
Total Annual Fund Operating Expenses	0.80%	1.22%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.80%	1.15%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.80% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$82	$255	$444	$990
Investor Class	$117	$380	$664	$1,471
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 245% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the U.S. For purposes of the Fund’s 80% policy, these issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the
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Russell Midcap® Value Index as of December 31, 2020 was between $584.59 million and $51.09 billion. As part of its investment stragey the Fund may also invest in real estate investment trusts (“REITs”).
The Fund may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund may invest in derivatives, including but not limited to, futures contracts.
The Fund may also engage in active and frequent trading of its portfolio securities.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Goldman Sachs Asset Management, L.P. (the “Sub-Adviser” or “GSAM”). GSAM manages the Fund using a quantitative investment process, in combination with a qualitative overlay. GSAM’s investment style emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by the Sub-Adviser, requires adherence to a systematic, disciplined process. The Sub-Adviser's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
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Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2020	19.60%
Worst Quarter	March 2020	-33.86%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	0.02%	8.56%	N/A	6.54%	5/1/2015
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	N/A	7.36%
Investor Class	(0.34)%	8.18%	9.91%	N/A
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	10.49%	N/A
Investment Adviser
GWCM
Sub-Adviser
GSAM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Len Ioffe, CFA	Managing Director	2011
Osman Ali, CFA	Managing Director	2013
Dennis Walsh	Managing Director	2013
Takashi Suwabe	Managing Director	2021
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
4

Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the U.S. Equity investments include common stock, which represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. A foreign issuer issues a security in the currency of a country other than the United States. For purposes of the Fund’s 80% policy, these issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index as of December 31, 2020 was between $584.59 million and $51.09 billion. As part of its investment stragey the Fund may also invest in REITs.
The Fund may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment. Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest and must repay the amount borrowed at maturity. Corporate bonds are issued by corporations whereas government securities are obligations of and, in certain cases, guaranteed by, a government, its agencies or instrumentalities.
  The Fund may invest in derivatives, including but not limited to, futures contracts. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
The Fund may also engage in active and frequent trading of its portfolio securities.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM.
5

How the Sub-Adviser Selects Investments
GSAM’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally based stock selection, careful portfolio construction and efficient implementation.
Step 1: Stock Selection - GSAM attempts to forecast expected returns on approximately 4,000 U.S. stocks on a daily basis using proprietary models developed by the Quantitative Investment Strategies (“QIS”) team. These models are based on certain investment themes including, among others, fundamental mispricings, high quality business models, sentiment analysis and market themes & trends. Fundamental mispricings seek to identify high-quality businesses trading at a fair price, which GSAM believes leads to strong performance over the long run. High quality business models seek to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment analysis seeks to identify stocks that are experiencing improvements in their overall market sentiment. Market themes and trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.
Step 2: Portfolio Construction - GSAM then seeks to manage risk by maintaining characteristics (such as size) that are similar to those of the applicable benchmark and by limiting the size of individual stock positions. GSAM also seeks to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. GSAM uses a computer optimizer to evaluate many different security combinations (and consider many possible weightings) in an effort to construct the most efficient portfolio given the Fund’s benchmark.
Step 3: Efficient Implementation - The portfolio management team considers transaction costs at various steps of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes into account expected execution costs and evaluates multiple trading options.
The Fund’s stock selection process relies on quantitative techniques with a qualitative overlay. As a result of the qualitative overlay, GSAM may make investment decisions that deviate from those generated by its proprietary models, at its discretion, for a number of reasons, including, but not limited to, corporate actions (e.g., reorganizations, mergers and buy-outs), industry events and/or trading liquidity. In addition, GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques based on GSAM’s proprietary research.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and
6

competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by the Sub-Adviser, requires adherence to a systematic, disciplined process. The Sub-Adviser's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
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Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
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Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes the Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Russell Midcap® is a registered trademark of Russell Investments.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.78% of the Fund’s average daily net assets up to $1 billion dollars, 0.73% of the Fund’s average daily net assets over $1 billion and 0.68% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.80% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
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This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC.

•Len Ioffe, CFA, has been a senior portfolio manager in the Quantitative Investment Strategies (QIS) Group since 2001. He is responsible for equity portfolios in developed and emerging markets, overseeing new product development, portfolio design, implementation and ongoing management. Previously, he performed portfolio construction and risk analysis of domestic and international quantitative equity portfolios and implemented different trading strategies from 1996 to 2000. Mr Ioffe joined Goldman Sachs in 1994 and was named managing director in 2004. He is a member of the New York Society of Security Analysts. Mr. Ioffe earned an M.S. in Computer Science from St. Petersburg Polytechnic University in Russia in 1985 and an M.B.A. from New York University’s Stern School of Business in 1999.

•Osman Ali, CFA, is a portfolio manager in the Quantitative Investment Strategies (QIS) Group. Mr. Ali serves as the lead portfolio manager and strategist for the team’s active (alpha) equity strategies. In addition, his research and portfolio management responsibilities also extend to the team’s ActiveBeta equity strategies. Mr. Ali joined Goldman Sachs in 2003 as an analyst. He was named managing director in 2011. Previously, he was the co-lead portfolio manager for the QIS team’s Japanese active equity portfolios and later became the lead portfolio manager for the team’s US active equity portfolios. Mr. Ali has been involved in the research and implementation of QIS’ equity investment models since joining the team in 2005. He serves on the board of directors of Reach Out and Read of Greater New York. Mr. Ali earned a B.S. in Computer Science from Cornell University in 2003 and an M.A. in Mathematics from Columbia University in 2008.

•Dennis Walsh is a lead portfolio manager and co-heads research and portfolio management for the Equity Alpha business in the Quantitative Investment Strategies (QIS) Group. Previously, Mr. Walsh was a senior researcher responsible for developing global stock selection models for the QIS team. Mr. Walsh joined Goldman Sachs in 2005 and was named managing director in 2015. Mr. Walsh earned a B.A. in Computer Science from Dartmouth College in 2001 and an M.Fin. from Princeton University in 2009.

•Takashi Suwabe is a senior portfolio manager and head of research for the Equity Alpha business in the Quantitative Investment Strategies (QIS) Group. Mr. Suwabe joined Goldman Sachs in 2004 as a member of the Japan Portfolio Strategy Group in Global Investment Research and transferred to QIS in 2009 as a senior equity researcher. Mr. Suwabe was named managing director in 2012. Mr. Suwabe earned a B.S. in Physics from Tokyo Institute of Technology in 1995 and a Ph.D. from The Graduate University for Advanced Studies, Japan, in 2011.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by
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reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
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The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer.
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Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make
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market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the
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Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$12.58	0.14	(0.19)	(0.05)	(0.00)(d)	(0.08)	(0.01)	(0.09)	$12.44	(0.34%)
12/31/2019	$10.46	0.12	2.02	2.14	-	(0.02)	(0.00)(d)	(0.02)	$12.58	20.49%
12/31/2018	$12.91	0.13	(1.69)	(1.56)	(0.00)(d)	(0.57)	(0.32)	(0.89)	$10.46	(12.30%)
12/31/2017	$12.49	0.10	1.99	2.09	-	(1.12)	(0.55)	(1.67)	$12.91	16.99%
12/31/2016	$10.68	0.11	2.05	2.16	-	(0.24)	(0.11)	(0.35)	$12.49	20.29%
Institutional Class
12/31/2020	$9.27	0.12	(0.13)	(0.01)	(0.00)(d)	(0.10)	(0.01)	(0.11)	$9.15	0.02%
12/31/2019	$7.78	0.13	1.48	1.61	-	(0.12)	(0.00)(d)	(0.12)	$9.27	20.80%
12/31/2018	$9.91	0.13	(1.29)	(1.16)	(0.00)(d)	(0.65)	(0.32)	(0.97)	$7.78	(12.00%)
12/31/2017	$9.92	0.11	1.59	1.70	-	(1.16)	(0.55)	(1.71)	$9.91	17.45%
12/31/2016	$8.61	0.12	1.66	1.78	-	(0.36)	(0.11)	(0.47)	$9.92	20.76%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2020	$136,065	1.21%	1.15%	1.27%	245%
12/31/2019	$50,712	1.21%	1.15%	1.06%	204%
12/31/2018	$54,323	1.20%	1.15%	1.00%	204%
12/31/2017	$49,854	1.21%	1.18%	0.74%	208%
12/31/2016	$45,791	1.25%	1.25%	0.95%	219%
Institutional Class
12/31/2020	$575,877	0.80%	0.80%	1.51%	245%
12/31/2019	$624,356	0.81%	0.80%	1.42%	204%
12/31/2018	$491,892	0.81%	0.80%	1.32%	204%
12/31/2017	$577,374	0.84%	0.83%	1.09%	208%
12/31/2016	$527,190	0.90%	0.90%	1.30%	219%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Class L inception date was September 10, 2018.
(f)	Not annualized for periods less than one full year.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

GREAT-WEST FUNDS, INC.
Great-West Multi-Sector Bond Fund
Institutional Class Ticker: MXUGX
Investor Class Ticker: MXLMX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks high total investment return through a combination of current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.05%	0.41%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.05%	0.06%
Total Annual Fund Operating Expenses	0.57%	0.93%
Fee Waiver and Expense Reimbursement[1]	0.02%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.55%	0.90%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$181	$316	$712
Investor Class	$92	$293	$512	$1,140
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 102% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund may invest up to 65% of its total assets in securities of below investment grade securities (commonly known as “high yield securities” or “junk bonds”). It may invest up to 50% of its total assets in foreign securities, including securities in emerging markets; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 50% limitation. The Fund may invest up to 20% in preferred stock and
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convertible preferred stock. The Fund may also invest in bank loans, as well as derivatives, including but not limited to, credit default swaps. The Fund may invest in securities of any maturity and of any duration.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Loomis, Sayles, & Company, L.P. (“Loomis Sayles”) and Newfleet Asset Management, LLC (“Newfleet”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”). Loomis Sayles invests in fixed income securities that are attractively valued, based on the credit outlook of an issuer and maximum total return potential. Newfleet invests in a diversified portfolio of bonds using a sector rotation approach they believe offers the best potential for total return based on risk-reward tradeoff. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Loomis Sayles and a 50% allocation of the Fund’s assets to Newfleet. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
2

Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Derivatives Risk - The use of derivative instruments, including but not limited to, credit default swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
3

Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On August 24, 2018, the Fund added another Sub-Adviser, Newfleet, alongside the existing Sub-Adviser, Loomis Sayles. Consequently, the Fund’s total returns shown below for the periods prior to August 24, 2018 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	9.80%
Worst Quarter	March 2020	-7.87%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	9.49%	7.32%	N/A	5.04%	5/1/2015
Bloomberg Barclays Multiverse Index (reflects no deduction for fees, expenses or taxes)	9.02%	4.99%	N/A	3.91%
Investor Class	9.10%	6.93%	5.87%	N/A
Bloomberg Barclays Multiverse Index (reflects no deduction for fees, expenses or taxes)	9.02%	4.99%	2.98%	N/A
4

Investment Adviser
GWCM
Sub-Advisers
Loomis Sayles and Newfleet
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Loomis Sayles
Matthew J. Eagan, CFA	Executive Vice President and Portfolio Manager	2013
Elaine M. Stokes	Executive Vice President and Portfolio Manager	2013
Brian P. Kennedy	Vice President and Portfolio Manager	2016
Newfleet
David L. Albrycht, CFA	President and Chief Investment Officer	2018
Benjamin L. Caron, CFA	Senior Managing Director, Portfolio Manager	2018
Stephen H. Hooker, CFA	Managing Director, Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks high total investment return through a combination of current income and capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest and must repay the amount borrowed at maturity.
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The Fund may invest up to 65% of its total assets in securities of below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are rated BB or lower by Standard & Poor’s or have a comparable rating from another nationally recognized statistical rating organization, or are of comparable quality, as determined by a Sub-Adviser, if unrated. Below investment grade securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.
The Fund may invest up to 50% of its total assets in foreign securities, including securities in emerging markets; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 50% limitation. A foreign security is a security issued in the currency of a country other than the United States and includes both foreign corporate or government issuers.
The Fund may invest up to 20% in preferred stock and convertible preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Convertible preferred stock is preferred stock that includes an option for stockholders to convert the preferred stock into a fixed number of shares of common stock, usually after a predetermined date.
The Fund may also invest in bank loans, which include institutionally-traded floating rate securities. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings.
The Fund may invest in securities of any maturity and of any duration. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates.
The Fund may invest in derivatives, including but not limited to, credit default swaps. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Loomis Sayles and Newfleet. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to Loomis Sayles and a 50% allocation of the Fund’s assets to Newfleet. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Loomis Sayles has three themes that typically drive its investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, Loomis Sayles may invest significantly in securities the prices of which it believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S. government securities, investment grade corporate securities, securitized assets, high-yield corporate securities, emerging market securities, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to its risk.
Newfleet seeks to invest in a diversified portfolio of bonds that are in one of the following market sectors:
•Securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities;
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•Collateralized mortgage obligations, real estate mortgage investment conduits, and other pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities;
•Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;
•Investment-grade debt securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, including short-term securities; and
•High yield/high risk debt instruments (so-called “junk bonds”), including bank loans (which are generally floating-rate).
Newfleet may invest in all or some of these sectors. If, after the time of investment, the rating of a security declines, the Fund is not obligated to sell the security. Securities selected for investment are those that Newfleet believes offer the best potential for total return based on risk-reward tradeoff.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
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Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a securities price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are
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generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund. Convertible securities are also subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock. In addition, preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred stocks allow the issuer to convert their preferred stock into common stock, preferred stocks are often sensitive to declining common stock values. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Derivatives Risk - The use of derivative instruments, including but not limited to, credit default swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could
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expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Convertible securities may decline in value if the price of a common stock falls below the conversion price.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular
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asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that GWCM could have selected.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Bloomberg Barclays Multiverse Index. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment grade and high yield securities in all eligible currencies.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.52% of the Fund’s average daily net assets up to $1 billion dollars, 0.47% of the Fund’s average daily net assets over $1 billion and 0.42% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such
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recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a wholly-owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

•Matthew J. Eagan, CFA, Executive Vice President and Portfolio Manager, has been employed by Loomis Sayles since 1997. He earned his B.A. from Northeastern University and an M.B.A. from Boston University.

•Elaine M. Stokes, Executive Vice President and Portfolio Manager, has been employed by Loomis Sayles since 1988. She earned her B.S. from St. Michael’s College.

•Brian P. Kennedy, Vice President and Portfolio Manager, has been employed by Loomis Sayles since 1994. He earned his B.S. from Providence College and an M.B.A. from Babson College.

Newfleet, a Delaware limited liability corporation with its principal business address at One Financial Plaza, Hartford, Connecticut 06103, is registered as an investment adviser pursuant to the Advisers Act. Newfleet is an indirect wholly-owned subsidiary of Virtus Investment Partners, a provider of asset management solutions for individual and institutional investors.

•David L. Albrycht, CFA, President and Chief Investment Officer, has been employed by Newfleet since 2011. Mr. Albrycht began his investment career in 1985. He earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut.

•Benjamin L. Caron, CFA, Senior Managing Director, has been employed by Newfleet since 2011. Mr. Caron began his career in the investment industry in 1997. He earned a B.A. from Syracuse University and an M.B.A. from Suffolk University.

•Stephen H. Hooker, CFA, Managing Director and Portfolio Manager, has been employed by Newfleet since 2011. Mr. Hooker began his career in the investment industry in 1993. He earned a B.A. from Trinity College.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research,
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trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets
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may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term
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fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are
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received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of
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shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
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Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$13.85	0.52	0.72	1.24	(0.45)	(0.07)	(0.52)	$14.57	9.10%
12/31/2019	$12.62	0.56	0.91	1.47	(0.22)	(0.02)	(0.24)	$13.85	11.74%
12/31/2018	$13.42	0.52	(0.93)	(0.41)	(0.32)	(0.07)	(0.39)	$12.62	(3.10%)
12/31/2017	$12.85	0.47	0.33	0.80	(0.23)	-	(0.23)	$13.42	6.27%
12/31/2016	$11.88	0.52	0.82	1.34	(0.30)	(0.07)	(0.37)	$12.85	11.38%
Institutional Class
12/31/2020	$9.69	0.39	0.51	0.90	(0.54)	(0.07)	(0.61)	$9.98	9.49%
12/31/2019	$8.91	0.43	0.64	1.07	(0.27)	(0.02)	(0.29)	$9.69	12.16%
12/31/2018	$9.68	0.41	(0.67)	(0.26)	(0.44)	(0.07)	(0.51)	$8.91	(2.80%)
12/31/2017	$9.40	0.38	0.24	0.62	(0.34)	-	(0.34)	$9.68	6.68%
12/31/2016	$8.84	0.42	0.61	1.03	(0.40)	(0.07)	(0.47)	$9.40	11.79%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$176,480	0.93%	0.90%	3.69%	102%
12/31/2019	$185,209	0.92%	0.90%	4.18%	81%
12/31/2018	$195,275	0.91%	0.90%	3.93%	61%
12/31/2017	$285,372	0.90%	0.90%	3.57%	19%
12/31/2016	$312,781	0.90%	0.90%	4.16%	20%
Institutional Class
12/31/2020	$464,756	0.57%	0.55%	4.04%	102%
12/31/2019	$471,986	0.56%	0.55%	4.52%	81%
12/31/2018	$421,840	0.55%	0.55%	4.31%	61%
12/31/2017	$491,759	0.55%	0.55%	3.91%	19%
12/31/2016	$409,663	0.55%	0.55%	4.51%	20%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was September 10, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
20

GREAT-WEST FUNDS, INC.
Great-West Conservative Profile Fund Institutional Class Ticker: MXKVX Investor Class Ticker: MXCPX Class L Ticker: MXIPX
Great-West Moderately Conservative Profile Fund Institutional Class Ticker: MXJUX Investor Class Ticker: MXDPX Class L Ticker: MXHPX
Great-West Moderate Profile Fund Institutional Class Ticker: MXITX Investor Class Ticker: MXMPX Class L Ticker: MXGPX
Great-West Moderately Aggressive Profile Fund Institutional Class Ticker: MXHRX Investor Class Ticker: MXBPX Class L Ticker: MXFPX
Great-West Aggressive Profile Fund Institutional Class Ticker: MXGTX Investor Class Ticker: MXAPX Class L Ticker: MXEPX
(the “Fund(s)”)
This Prospectus describes 5 of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. Each Fund operates as a separate mutual fund and has its own investment objectives and strategies. Great-West Capital Management, LLC (“GWCM”), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Funds.
Each Fund provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance. Each Fund is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds managed by GWCM or its affiliates, and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.”
Shares of each Fund are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.
This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summaries
Great-West Conservative Profile Fund
Investment Objective
The Fund seeks capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses[1]	0.51%	0.86%	1.11%
Fee Waiver and Expense Reimbursement[2]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.43%	0.78%	1.03%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Conservative Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$44	$155	$277	$633
Investor Class	$80	$266	$469	$1,053
Class L	$105	$345	$604	$1,345
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	0-15%
	Emerging Markets	0-10%
	Small Cap	0-15%
	Mid Cap	0-15%
	Large Cap	5-25%
	Real Estate	0-10%
FIXED INCOME	Bond	30-50%
	Short-Term Bond	20-40%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	8.75%	Emerging Markets	1.85%
Great-West Large Cap Growth Fund Institutional		Great-West Emerging Markets Equity Fund Institutional
Great-West Large Cap Value Fund Institutional		Real Estate	5.00%
Mid Cap	4.75%	Great-West Real Estate Index Fund Institutional
Great-West Mid Cap Value Fund Institutional		Bond	38.72%
Great-West T. Rowe Mid Cap Growth Fund Institutional		Great-West Core Bond Fund Institutional
Small Cap	3.17%	Great-West Global Bond Fund Institutional
Great-West Small Cap Growth Fund Institutional		Great-West High Yield Bond Fund Institutional
Great-West Small Cap Value Fund (formerly Great- West Loomis Sayles Small Cap Value Fund) Institutional		Great-West Inflation-Protected Securities Fund Institutional
International	6.48%	Great-West Multi-Sector Bond Fund Institutional
Great-West International Growth Fund Institutional		Great-West U.S. Government Securities Fund Institutional
Great-West International Value Fund Institutional		Short-Term Bond	31.28%
		GWL&A Contract
		Great-West Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
2

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Great-West Global Bond Fund, Great-West Real Estate Index Fund, and GWL&A Contract) themselves are diversified investment companies.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value
3

of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
4

Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index, a secondary index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Total Market Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg Barclays U.S. Aggregate Bond Index (bonds); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
5

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	8.46%
Worst Quarter	March 2020	-8.64%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Conservative Profile Fund Institutional Class	8.63%	6.30%	N/A	5.11%	5/1/2015
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.77%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	13.26%
Composite Index (reflects no deduction for fees, expenses or taxes)	8.22%	6.26%	N/A	5.35%
Great-West Conservative Profile Fund Investor Class	8.21%	5.93%	5.15%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%	N/A
Composite Index (reflects no deduction for fees, expenses or taxes)	8.22%	6.26%	5.61%	N/A
Great-West Conservative Profile Fund Class L	7.93%	5.65%	N/A	4.89%	7/29/2011
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.67%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	14.16%
Composite Index (reflects no deduction for fees, expenses or taxes)	8.22%	6.26%	N/A	5.58%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
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For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
7

Great-West Moderately Conservative Profile Fund
Investment Objective
The Fund seeks income and capital appreciation primarily through investments in Underlying Funds that emphasize fixed income investments and, to a lesser degree, in Underlying Funds that emphasize equity investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses[1]	0.56%	0.91%	1.16%
Fee Waiver and Expense Reimbursement[2]	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.48%	0.83%	1.08%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Moderately Conservative Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$44	$155	$277	$633
Investor Class	$80	$266	$469	$1,053
Class L	$105	$345	$604	$1,345
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
8

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	0-30%
	Emerging Markets	0-10%
	Small Cap	0-15%
	Mid Cap	0-25%
	Large Cap	10-40%
	Real Estate	0-10%
FIXED INCOME	Bond	20-40%
	Short-Term Bond	10-30%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	14.17%	Emerging Markets	3.00%
Great-West Large Cap Growth Fund Institutional		Great-West Emerging Markets Equity Fund Institutional
Great-West Large Cap Value Fund Institutional		Real Estate	4.50%
Mid Cap	7.69%	Great-West Real Estate Index Fund Institutional
Great-West Mid Cap Value Fund Institutional		Bond	30.45%
Great-West T. Rowe Mid Cap Growth Fund Institutional		Great-West Core Bond Fund Institutional
Small Cap	5.13%	Great-West Global Bond Fund Institutional
Great-West Small Cap Growth Fund Institutional		Great-West High Yield Bond Fund Institutional
Great-West Small Cap Value Fund (formerly Great- West Loomis Sayles Small Cap Value Fund) Institutional		Great-West Inflation-Protected Securities Fund Institutional
International	10.50%	Great-West Multi-Sector Bond Fund Institutional
Great-West International Growth Fund Institutional		Great-West U.S. Government Securities Fund Institutional
Great-West International Value Fund Institutional		Short-Term Bond	24.56%
		GWL&A Contract
		Great-West Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
9

•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Great-West Global Bond Fund, Great-West Real Estate Index Fund, and GWL&A Contract) themselves are diversified investment companies.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
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Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index
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fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index, a secondary index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Total Market Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg Barclays U.S. Aggregate Bond Index (bonds); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	10.67%
Worst Quarter	March 2020	-11.93%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Moderately Conservative Profile Fund Institutional Class	10.01%	7.51%	N/A	6.11%	5/1/2015
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.77%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	13.26%
Composite Index (reflects no deduction for fees, expenses or taxes)	10.10%	7.75%	N/A	6.56%
Great-West Moderately Conservative Profile Fund Investor Class	9.57%	7.15%	6.29%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%	N/A
Composite Index (reflects no deduction for fees, expenses or taxes)	10.10%	7.75%	6.91%	N/A
Great-West Moderately Conservative Profile Fund Class L	9.16%	6.84%	N/A	6.09%	7/29/2011
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.67%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	14.16%
Composite Index (reflects no deduction for fees, expenses or taxes)	10.10%	7.75%	N/A	6.94%
Investment Adviser
GWCM
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Great-West Moderate Profile Fund
Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses[1]	0.63%	0.98%	1.23%
Fee Waiver and Expense Reimbursement[2]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.57%	0.92%	1.17%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Moderate Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$196	$345	$781
Investor Class	$94	$306	$536	$1,196
Class L	$119	$384	$670	$1,483
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has an emphasis on both growth of capital and income. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	0-30%
	Emerging Markets	0-10%
	Small Cap	0-25%
	Mid Cap	0-30%
	Large Cap	10-40%
	Real Estate	0-10%
FIXED INCOME	Bond	10-30%
	Short-Term Bond	5-25%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	19.60%	Emerging Markets	4.15%
Great-West Large Cap Growth Fund Institutional		Great-West Emerging Markets Equity Fund Institutional
Great-West Large Cap Value Fund Institutional		Real Estate	4.00%
Mid Cap	10.64%	Great-West Real Estate Index Fund Institutional
Great-West Mid Cap Value Fund Institutional		Bond	22.13%
Great-West T. Rowe Mid Cap Growth Fund Institutional		Great-West Core Bond Fund Institutional
Small Cap	7.09%	Great-West Global Bond Fund Institutional
Great-West Small Cap Growth Fund Institutional		Great-West High Yield Bond Fund Institutional
Great-West Small Cap Value Fund (formerly Great- West Loomis Sayles Small Cap Value Fund) Institutional		Great-West Inflation-Protected Securities Fund Institutional
International	14.52%	Great-West Multi-Sector Bond Fund Institutional
Great-West International Growth Fund Institutional		Great-West U.S. Government Securities Fund Institutional
Great-West International Value Fund Institutional		Short-Term Bond	17.87%
		GWL&A Contract
		Great-West Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
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•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Great-West Global Bond Fund, Great-West Real Estate Index Fund, and GWL&A Contract) themselves are diversified investment companies.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to
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changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
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Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index, a secondary index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Total Market Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg Barclays U.S. Aggregate Bond Index (bonds); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	13.22%
Worst Quarter	March 2020	-15.22%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Moderate Profile Fund Institutional Class	11.64%	8.82%	N/A	7.18%	5/1/2015
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.77%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	13.26%
Composite Index (reflects no deduction for fees, expenses or taxes)	11.83%	9.20%	N/A	7.73%
Great-West Moderate Profile Fund Investor Class	11.25%	8.43%	7.45%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%	N/A
Composite Index (reflects no deduction for fees, expenses or taxes)	11.83%	9.20%	8.16%	N/A
Great-West Moderate Profile Fund Class L	11.03%	8.19%	N/A	7.35%	7/29/2011
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.67%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	14.16%
Composite Index (reflects no deduction for fees, expenses or taxes)	11.83%	9.20%	N/A	8.25%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
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For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
21

Great-West Moderately Aggressive Profile Fund
Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments and, to a lesser degree, in Underlying Funds that emphasize fixed income investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses[1]	0.69%	1.04%	1.29%
Fee Waiver and Expense Reimbursement[2]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.66%	1.01%	1.26%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Moderately Aggressive Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$67	$218	$381	$856
Investor Class	$103	$328	$571	$1,268
Class L	$128	$406	$705	$1,554
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 63% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on growth of capital and a secondary emphasis on income. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	5-35%
	Emerging Markets	0-15%
	Small Cap	0-25%
	Mid Cap	5-35%
	Large Cap	15-45%
	Real Estate	0-10%
FIXED INCOME	Bond	5-25%
	Short-Term Bond	0-15%
Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	24.31%	Emerging Markets	5.15%
Great-West Large Cap Growth Fund Institutional		Great-West Emerging Markets Equity Fund Institutional
Great-West Large Cap Value Fund Institutional		Real Estate	3.50%
Mid Cap	13.20%	Great-West Real Estate Index Fund Institutional
Great-West Mid Cap Value Fund Institutional		Bond	14.95%
Great-West T. Rowe Mid Cap Growth Fund Institutional		Great-West Core Bond Fund Institutional
Small Cap	8.80%	Great-West Global Bond Fund Institutional
Great-West Small Cap Growth Fund Institutional		Great-West High Yield Bond Fund Institutional
Great-West Small Cap Value Fund (formerly Great- West Loomis Sayles Small Cap Value Fund) Institutional		Great-West Inflation-Protected Securities Fund Institutional
International	18.02%	Great-West Multi-Sector Bond Fund Institutional
Great-West International Growth Fund Institutional		Great-West U.S. Government Securities Fund Institutional
Great-West International Value Fund Institutional		Short-Term Bond	12.07%
		GWL&A Contract
		Great-West Short Duration Bond Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
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•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Great-West Global Bond Fund, Great-West Real Estate Index Fund, and GWL&A Contract) themselves are diversified investment companies.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to
24

changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
25

Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index, a secondary index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Total Market Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg Barclays U.S. Aggregate Bond Index (bonds); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	15.47%
Worst Quarter	March 2020	-18.66%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Moderately Aggressive Profile Fund Institutional Class	12.16%	9.75%	N/A	7.93%	5/1/2015
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.77%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	13.26%
Composite Index (reflects no deduction for fees, expenses or taxes)	13.23%	10.43%	N/A	8.70%
Great-West Moderately Aggressive Profile Fund Investor Class	11.75%	9.39%	8.40%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%	N/A
Composite Index (reflects no deduction for fees, expenses or taxes)	13.23%	10.43%	9.25%	N/A
Great-West Moderately Aggressive Profile Fund Class L	11.39%	9.10%	N/A	8.36%	7/29/2011
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.67%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	14.16%
Composite Index (reflects no deduction for fees, expenses or taxes)	13.23%	10.43%	N/A	9.39%
Investment Adviser
GWCM
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
28

Great-West Aggressive Profile Fund
Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses[1]	0.80%	1.15%	1.40%
1
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West Aggressive Profile Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$82	$255	$444	$990
Investor Class	$117	$365	$633	$1,398
Class L	$143	$443	$766	$1,680
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on growth of capital and a secondary emphasis on income. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:
EQUITY	International	10-40%
	Emerging Markets	0-15%
	Small Cap	5-35%
	Mid Cap	10-40%
	Large Cap	25-45%
	Real Estate	0-10%
FIXED INCOME	Bond	0-10%
	Short-Term Bond	0-10%
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Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	33.94%	Emerging Markets	7.19%
Great-West Large Cap Growth Fund Institutional		Great-West Emerging Markets Equity Fund Institutional
Great-West Large Cap Value Fund Institutional		Real Estate	3.00%
Mid Cap	18.43%	Great-West Real Estate Index Fund Institutional
Great-West Mid Cap Value Fund Institutional
Great-West T. Rowe Mid Cap Growth Fund Institutional
Small Cap	12.29%
Great-West Small Cap Growth Fund Institutional
Great-West Small Cap Value Fund (formerly Great- West Loomis Sayles Small Cap Value Fund) Institutional
International	25.15%
Great-West International Growth Fund Institutional
Great-West International Value Fund Institutional
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Great-West Global Bond Fund, Great-West Real Estate Index Fund, and GWL&A Contract) themselves are diversified investment companies.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
30

Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including real estate investment trust (“REIT”) or similar structures, tend to be small and mid-cap companies, which
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means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Total Market Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	19.82%
Worst Quarter	March 2020	-25.34%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Great-West Aggressive Profile Fund Institutional Class	12.53%	11.52%	N/A	9.34%	5/1/2015
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	13.26%
Composite Index (reflects no deduction for fees, expenses or taxes)	15.65%	12.83%	N/A	10.59%
Great-West Aggressive Profile Fund Investor Class	11.99%	11.13%	10.13%	N/A
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%	N/A
Composite Index (reflects no deduction for fees, expenses or taxes)	15.65%	12.83%	11.33%	N/A
Great-West Aggressive Profile Fund Class L	11.95%	10.87%	N/A	10.24%	7/29/2011
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	14.16%
Composite Index (reflects no deduction for fees, expenses or taxes)	15.65%	12.83%	N/A	11.57%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Purchase and Sale of Fund Shares
The Funds are not sold directly to the general public, but instead may be offered as underlying investments for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds.
The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Funds may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Funds
Overview of the Funds
Each Fund is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Funds. Each Fund provides an asset allocation strategy designed to meet an investor’s risk tolerance.
The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Funds strive to provide shareholders with diversification primarily through both professionally designed risk-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.
The Asset Allocation Process
GWCM uses asset allocation strategies to allocate each Fund’s assets among different broad asset classes and the Underlying Funds. The first step in GWCM’s allocation process is to determine each Fund’s asset class allocations. GWCM bases this decision on each Fund’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes.
Second, once the asset allocation is determined, GWCM selects the Underlying Funds. GWCM uses its proprietary investment process for selecting the Underlying Funds in which the Funds invest. In selecting Underlying Funds, GWCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund’s investment strategy, risk profile and historical performance, Morningstar ratings, fees and expenses, asset size and managerial style.
GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Fund and in order to help achieve each Fund’s investment objective. GWCM may add or delete asset classes, change asset allocations, and add or delete Underlying Funds at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed below and may invest in Underlying Funds not listed below.
Each Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. Changes in Underlying Funds, if deemed necessary by GWCM, will generally be made on the periodic rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling
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shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of the rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Fund at the Underlying Fund level.
The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that any of the Funds will meet its respective objective.
Investment Objective
The investment objective of each Fund is located in the “Fund Summaries” section at the front of this Prospectus.
Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.
Each Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored to an investor’s risk tolerance. Depending on its risk profile, each Fund employs a different combination of investments among different Underlying Funds in order to emphasize, as applicable, growth, income and/or preservation of capital.
For each Fund, GWCM establishes an anticipated allocation among different broad asset classes based on its risk profile. Within each anticipated asset class allocation, GWCM selects the Underlying Funds and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. As described in “The Asset Allocation Process” above, GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations from time to time as appropriate to the risk profile of each Fund and in order to help achieve each Fund’s investment objective.
The following table describes each Fund’s emphasis on income and growth of capital:
Fund	Income	Growth of Capital
Conservative	Primary	Secondary
Moderately Conservative	Primary	Secondary
Moderate	Primary	Primary
Moderately Aggressive	Secondary	Primary
Aggressive	Secondary	Primary
The following table describes the asset allocation ranges for each Fund:
	Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
EQUITY	International	0-15%	0-30%	0-30%	5-35%	10-40%
	Emerging Markets	0-10%	0-10%	0-10%	0-15%	0-15%
	Small Cap	0-15%	0-15%	0-25%	0-25%	5-35%
	Mid Cap	0-15%	0-25%	0-30%	5-35%	10-40%
	Large Cap	5-25%	10-40%	10-40%	15-45%	25-45%
	Real Estate	0-10%	0-10%	0-10%	0-10%	0-10%
FIXED INCOME	Bond	30-50%	20-40%	10-30%	5-25%	0-10%
	Short-Term Bond	20-40%	10-30%	5-25%	0-15%	0-10%
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The following table shows each Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus:
Great-West Profile
Asset Class (Underlying Funds)	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
Large Cap
Great-West Large Cap Growth Fund Institutional	*	*	*	*	*
Great-West Large Cap Value Fund Institutional	*	*	*	*	*
Mid Cap
Great-West Mid Cap Value Fund Institutional	*	*	*	*	*
Great-West T. Rowe Mid Cap Growth Fund Institutional	*	*	*	*	*
Small Cap
Great-West Small Cap Growth Fund Institutional	*	*	*	*	*
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional	*	*	*	*	*
International
Great-West International Growth Fund Institutional	*	*	*	*	*
Great-West International Value Fund Institutional	*	*	*	*	*
Emerging Markets
Great-West Emerging Markets Equity Fund Institutional	*	*	*	*	*
Real Estate
Great-West Real Estate Index Fund Institutional	*	*	*	*	*
Bond
Great-West Core Bond Fund Institutional	*	*	*	*
Great-West Global Bond Fund Institutional	*	*	*	*
Great-West High Yield Bond Fund Institutional	*	*	*	*
Great-West Inflation-Protected Securities Fund Institutional	*	*	*	*
Great-West Multi-Sector Bond Fund Institutional	*	*	*	*
Great-West U.S. Government Securities Fund Institutional	*	*	*	*
Short-Term Bond
GWL&A Contract	*	*	*	*
Great-West Short Duration Bond Fund Institutional	*	*	*	*
Each Fund may also invest in the GWL&A Contract for allocations to the short-term bond/cash asset class. If a Fund invests in the GWL&A Contract, the GWL&A Contract is also considered an Underlying Fund. The GWL&A Contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. GWL&A calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the GWL&A Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the GWL&A Contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Fund’s performance may be adversely affected by its investment in the GWL&A Contract, GWCM believes that the
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stable nature of the GWL&A Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. GWL&A could decide to stop offering the GWL&A Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the GWL&A Contract, the Funds are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations. It is important to note that only the Funds holding the GWL&A Contract are entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Fund, GWCM, GWL&A nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income.
The Underlying Funds may include mutual funds that are directly advised by GWCM, mutual funds that are sub-advised by affiliated or unaffiliated sub-advisers retained by GWCM, mutual funds that are advised by an affiliate of GWCM, and mutual funds that are advised by unaffiliated investment advisers. Underlying Funds managed by Putnam Investment Management, LLC (“Putnam Funds”) are in the same group of investment companies as Great-West Funds, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of GWCM and GWL&A. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to GWCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Irish Life Investment Managers Limited (“ILIM”) is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd, which similar to GWCM, is owned through a series of wholly owned subsidiaries of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.
In pursuing each Fund’s investment objective, GWCM has considerable discretion with respect to the use of investments and investment strategies, which means that GWCM can decide whether to use them or not.
Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, each Fund indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, derivatives, and short-term investments. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at http://www.sec.gov.
Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should a Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Principal Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. The detailed descriptions of the principal investment risks set forth below apply to the Funds in varying degrees depending on the asset allocation of each Fund. The principal investment risks in the “Fund Summaries” section at the front of this Prospectus are presented in an order that reflects GWCM’s current assessment of relative importance of the principal investment risks for each Fund.
Fund-of-Funds Structure Risk
•Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
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•Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long-term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.
•The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.
•Since the Funds invest in Underlying Funds, you will bear your proportionate share of expenses of the applicable Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Funds entails more expenses than a direct investment in the Underlying Funds.
•The ability of each Fund to achieve its investment objectives depends on GWCM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that GWCM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.
•The Funds are classified as non-diversified under the 1940 Act, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Funds’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Great-West Real Estate Index Fund, Great-West Global Bond Fund and GWL&A Contract) themselves are diversified investment companies.
•GWCM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. GWCM is subject to conflicts of interest because GWCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to GWCM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.
•From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.
Single Issuer Risk - The GWL&A Contract in which the Funds may invest has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, a Fund that invests in the GWL&A Contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a
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small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of an Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying Fund’s volatility. There can be no assurance that an Underlying Fund’s use of derivative contracts will work as intended, and it is possible for an Underlying Fund to lose more than its original investment.
• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. Forward contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that an Underlying Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, an Underlying Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying Fund. An Underlying Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase an Underlying Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of
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developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible securities may decline in value if the price of a common stock falls below the conversion price.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities can subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying Fund’s investments. Investment performance may also be more volatile when an Underlying Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, an Underlying Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund
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employed an active strategy. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and an Underlying Fund may be unable to sell such securities when necessary to meet its liquidity needs Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
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Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause an Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for an Underlying Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, an Underlying Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause an Underlying Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country's access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare a moratoria on payments, and similar occurrences may happen in the future. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.
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You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Funds' portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
More Information About the Funds’ Fees and Expenses
Except as noted in the footnotes to each Fund’s table of Annual Fund Operating Expenses, the expenses shown in each Fund’s table of Annual Fund Operating Expenses are for the fiscal year ended December 31, 2020. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds.
Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. GWCM will arrange for Great-West Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds. The Funds will not invest in shares of Underlying Funds that are sold with a contingent deferred sales load.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Funds. GWCM is a wholly-owned subsidiary of GWL&A. As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
The Funds are managed by an Asset Allocation Committee of GWCM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Director, Portfolio Construction & Research, is the Chairperson of the Asset Allocation Committee. He has managed the Funds since 2014. In addition to the Funds, Mr. Corwin manages the Great-West Lifetime Funds, Great-West SecureFoundation Funds, and collective investment trusts managed by GWCM. Mr. Corwin received a B.S. in Business Administration with an emphasis in Finance as well as a minor in Mathematics from the University of Colorado.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Funds since 2018. In addition to the Funds, Ms. Mendelsberg manages the Great-West Bond Index Fund, Great-West Lifetime Funds, Great-West SecureFoundation Funds and collective investment trusts managed by GWCM. Ms. Mendelsberg was previously a Partner and Investment Principal/Equity Analyst at Cambiar Investors from 1997-2016. Ms. Mendelsberg received a B.A. in Economics and Classics from Brown University.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.
Advisory Fees
For its services, with respect to each Fund, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the applicable Fund’s average daily net assets. GWCM is responsible for all fees and expenses incurred in performing the services set forth in the investment advisory agreement and all other fees and expenses, except that the Funds shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and
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any extraordinary expenses, including litigation costs. With respect to each Fund invested in the GWL&A Contract, GWCM has contractually agreed to reduce its management fee by 0.35% of the amount each Fund is allocated to the GWL&A Contract. The agreement's current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement.
A discussion regarding the basis for the Board of Directors of Great-West Funds (the “Board”) approving the investment advisory agreement is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Funds’ Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Funds or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Funds.
Shareholder Information
Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Funds offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Funds are generally available only to shareholders residing in the United States. However, the Funds may not be offered in your state.
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Pricing Shares
The transaction price for buying, selling, or exchanging a Fund's shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which a Fund's NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
Each Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Fund net asset values are not readily available, each Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board.
Because each Fund is primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Funds on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Funds.
A Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
Each Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. Each Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, each Fund typically expects to meet daily shareholder redemptions by monitoring each Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. Each Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by each Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Funds at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Funds through subaccount units, IRA owners and other retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term
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fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Funds invest to varying degrees in Underlying Funds that hold securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies or lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Underlying Funds’ investments. In addition, the market for securities of smaller companies or lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in an Underlying Funds’ shares, which will reduce the Underlying Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because shares of smaller companies and lower-rated securities may be less liquid than securities of larger companies and higher-rated debt, an Underlying Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Underlying Fund holds other types of less liquid securities.
When an Underlying Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Underlying Funds determine their net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of a Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within a Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into a Fund made with new assets contributed or rolled into the shareholder’s account) into a Fund for a thirty (30) day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, a Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Funds are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Funds that may be caused by market-timing activities following a significant market event that occurs prior to the Funds' pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail market timing or excessive trading practices may
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also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Funds do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Funds may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Funds.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.
Voting Procedures for Variable Contract Owners
Shares attributable to the Funds held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a variable contract) to the total number of votes attributable to a Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which a Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Funds, will be voted in the same proportion as shares for which the Funds have received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. Each Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.
If a Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if a Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Funds depend on the provisions of the Permitted Account through which you invest in the Funds. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.
47

Share Classes
The Funds have three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class and Class L shares have a Shareholder Services Fee which is described below.
Class L Distribution and Service Plan
The Funds have adopted a distribution and service, or “Rule 12b-1,” plan for their Class L shares. The plan allows the Class L shares of the Funds to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Funds and/or for providing or arranging for the provision of services to the Funds' Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Funds). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Funds (“Shareholder Services Fee”). To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Funds. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Funds.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such
48

payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Funds ends on December 31 of each year. Twice a year, shareholders of each Fund will receive a report containing a summary of the Fund's performance and other information.
49

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Institutional Class, Investor Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds' Annual Report, which is available upon request.
Selected data for a share of capital stock of each Fund throughout the periods indicated.
Great-West Conservative Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$7.87	0.22	0.42	0.64	(0.16)	(0.05)	(0.21)	$8.30	8.21%
12/31/2019	$7.49	0.15	0.71	0.86	(0.18)	(0.30)	(0.48)	$7.87	11.54%
12/31/2018	$8.19	0.21	(0.46)	(0.25)	(0.24)	(0.21)	(0.45)	$7.49	(3.15%)
12/31/2017	$7.95	0.19	0.39	0.58	(0.20)	(0.14)	(0.34)	$8.19	7.39%
12/31/2016	$7.82	0.16	0.33	0.49	(0.16)	(0.20)	(0.36)	$7.95	6.26%
Class L
12/31/2020	$9.27	0.10	0.63	0.73	(0.10)	(0.05)	(0.15)	$9.85	7.93%
12/31/2019	$8.74	0.17	0.80	0.97	(0.14)	(0.30)	(0.44)	$9.27	11.22%
12/31/2018	$9.46	0.24	(0.55)	(0.31)	(0.20)	(0.21)	(0.41)	$8.74	(3.32%)
12/31/2017	$9.13	0.21	0.43	0.64	(0.17)	(0.14)	(0.31)	$9.46	7.05%
12/31/2016	$8.93	0.18	0.35	0.53	(0.13)	(0.20)	(0.33)	$9.13	5.97%
Institutional Class
12/31/2020	$9.83	0.24	0.59	0.83	(0.19)	(0.05)	(0.24)	$10.42	8.63%
12/31/2019	$9.26	0.23	0.86	1.09	(0.22)	(0.30)	(0.52)	$9.83	11.87%
12/31/2018	$10.02	0.33	(0.61)	(0.28)	(0.27)	(0.21)	(0.48)	$9.26	(2.79%)
12/31/2017	$9.67	0.28	0.46	0.74	(0.25)	(0.14)	(0.39)	$10.02	7.73%
12/31/2016	$9.39	0.27	0.35	0.62	(0.14)	(0.20)	(0.34)	$9.67	6.66%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$895,918	0.45%	0.37%	2.73%	30%
12/31/2019	$213,762	0.45%	0.37%	1.95%	20%
12/31/2018	$219,486	0.45%	0.37%	2.60%	25%
12/31/2017	$271,766	0.45%	0.37%	2.33%	13%
12/31/2016	$232,585	0.45%	0.38%	2.00%	21%
Class L
12/31/2020	$10,027	0.70%	0.62%	1.11%	30%
12/31/2019	$605,779	0.70%	0.62%	1.83%	20%
12/31/2018	$457,740	0.70%	0.62%	2.53%	25%
12/31/2017	$427,340	0.70%	0.62%	2.27%	13%
12/31/2016	$279,584	0.70%	0.63%	1.99%	21%
Institutional Class
12/31/2020	$33,198	0.10%	0.02%	2.48%	30%
12/31/2019	$40,399	0.10%	0.02%	2.36%	20%
12/31/2018	$42,329	0.10%	0.02%	3.33%	25%
12/31/2017	$29,679	0.10%	0.02%	2.78%	13%
12/31/2016	$23,404	0.10%	0.03%	2.84%	21%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
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Great-West Moderately Conservative Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$8.38	0.23	0.55	0.78	(0.10)	(0.11)	(0.21)	$8.95	9.57%
12/31/2019	$7.88	0.15	0.97	1.12	(0.16)	(0.46)	(0.62)	$8.38	14.45%
12/31/2018	$8.90	0.21	(0.62)	(0.41)	(0.24)	(0.37)	(0.61)	$7.88	(4.73%)
12/31/2017	$8.47	0.23	0.61	0.84	(0.22)	(0.19)	(0.41)	$8.90	10.07%
12/31/2016	$8.28	0.16	0.44	0.60	(0.15)	(0.26)	(0.41)	$8.47	7.39%
Class L
12/31/2020	$9.45	0.09	0.76	0.85	(0.06)	(0.11)	(0.17)	$10.13	9.16%
12/31/2019	$8.81	0.16	1.07	1.23	(0.13)	(0.46)	(0.59)	$9.45	14.14%
12/31/2018	$9.86	0.25	(0.72)	(0.47)	(0.21)	(0.37)	(0.58)	$8.81	(4.88%)
12/31/2017	$9.34	0.24	0.66	0.90	(0.19)	(0.19)	(0.38)	$9.86	9.75%
12/31/2016	$9.10	0.18	0.45	0.63	(0.13)	(0.26)	(0.39)	$9.34	7.05%
Institutional Class
12/31/2020	$9.73	0.24	0.71	0.95	(0.12)	(0.11)	(0.23)	$10.45	10.01%
12/31/2019	$9.07	0.21	1.11	1.32	(0.20)	(0.46)	(0.66)	$9.73	14.80%
12/31/2018	$10.16	0.30	(0.73)	(0.43)	(0.29)	(0.37)	(0.66)	$9.07	(4.35%)
12/31/2017	$9.62	0.30	0.70	1.00	(0.27)	(0.19)	(0.46)	$10.16	10.48%
12/31/2016	$9.35	0.28	0.42	0.70	(0.17)	(0.26)	(0.43)	$9.62	7.61%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$521,377	0.45%	0.37%	2.69%	34%
12/31/2019	$124,650	0.45%	0.37%	1.81%	22%
12/31/2018	$113,771	0.45%	0.37%	2.42%	31%
12/31/2017	$159,718	0.45%	0.37%	2.56%	20%
12/31/2016	$113,001	0.45%	0.38%	1.89%	25%
Class L
12/31/2020	$26,264	0.70%	0.62%	0.94%	34%
12/31/2019	$350,464	0.70%	0.62%	1.65%	22%
12/31/2018	$252,301	0.70%	0.62%	2.53%	31%
12/31/2017	$210,781	0.70%	0.62%	2.46%	20%
12/31/2016	$129,943	0.70%	0.63%	1.95%	25%
Institutional Class
12/31/2020	$21,473	0.10%	0.02%	2.50%	34%
12/31/2019	$20,093	0.10%	0.02%	2.17%	22%
12/31/2018	$19,655	0.10%	0.02%	3.00%	31%
12/31/2017	$19,477	0.10%	0.02%	2.93%	20%
12/31/2016	$13,930	0.10%	0.03%	2.87%	25%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
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Great-West Moderate Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$6.57	0.14	0.58	0.72	(0.10)	(0.12)	(0.22)	$7.07	11.25%
12/31/2019	$6.21	0.11	0.94	1.05	(0.13)	(0.56)	(0.69)	$6.57	17.52%
12/31/2018	$7.32	0.17	(0.60)	(0.43)	(0.21)	(0.47)	(0.68)	$6.21	(6.30%)
12/31/2017	$6.94	0.19	0.70	0.89	(0.20)	(0.31)	(0.51)	$7.32	12.94%
12/31/2016	$6.91	0.12	0.45	0.57	(0.13)	(0.41)	(0.54)	$6.94	8.35%
Class L
12/31/2020	$10.39	0.09	1.03	1.12	(0.09)	(0.12)	(0.21)	$11.30	11.03%
12/31/2019	$9.45	0.16	1.44	1.60	(0.10)	(0.56)	(0.66)	$10.39	17.23%
12/31/2018	$10.75	0.27	(0.93)	(0.66)	(0.17)	(0.47)	(0.64)	$9.45	(6.45%)
12/31/2017	$9.98	0.29	0.96	1.25	(0.17)	(0.31)	(0.48)	$10.75	12.56%
12/31/2016	$9.72	0.18	0.60	0.78	(0.11)	(0.41)	(0.52)	$9.98	8.14%
Institutional Class
12/31/2020	$9.81	0.21	0.90	1.11	(0.12)	(0.12)	(0.24)	$10.68	11.64%
12/31/2019	$8.97	0.19	1.39	1.58	(0.18)	(0.56)	(0.74)	$9.81	18.00%
12/31/2018	$10.26	0.33	(0.91)	(0.58)	(0.24)	(0.47)	(0.71)	$8.97	(5.91%)
12/31/2017	$9.56	0.31	0.95	1.26	(0.25)	(0.31)	(0.56)	$10.26	13.29%
12/31/2016	$9.28	0.24	0.55	0.79	(0.10)	(0.41)	(0.51)	$9.56	8.67%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$1,398,893	0.45%	0.40%	2.12%	34%
12/31/2019	$740,432	0.45%	0.39%	1.63%	27%
12/31/2018	$749,829	0.45%	0.39%	2.36%	31%
12/31/2017	$1,034,643	0.45%	0.39%	2.64%	18%
12/31/2016	$851,580	0.45%	0.40%	1.77%	26%
Class L
12/31/2020	$173,155	0.70%	0.65%	0.87%	34%
12/31/2019	$797,338	0.70%	0.64%	1.53%	27%
12/31/2018	$575,529	0.70%	0.64%	2.59%	31%
12/31/2017	$451,168	0.70%	0.65%	2.73%	18%
12/31/2016	$255,341	0.70%	0.65%	1.80%	26%
Institutional Class
12/31/2020	$109,001	0.10%	0.05%	2.15%	34%
12/31/2019	$132,857	0.10%	0.04%	1.99%	27%
12/31/2018	$134,337	0.10%	0.04%	3.26%	31%
12/31/2017	$96,479	0.10%	0.04%	3.09%	18%
12/31/2016	$69,089	0.10%	0.05%	2.57%	26%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
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Great-West Moderately Aggressive Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$7.45	0.16	0.67	0.83	(0.14)	(0.50)	(0.64)	$7.64	11.75%
12/31/2019	$6.94	0.12	1.25	1.37	(0.13)	(0.73)	(0.86)	$7.45	20.35%
12/31/2018	$8.40	0.19	(0.79)	(0.60)	(0.22)	(0.64)	(0.86)	$6.94	(7.62%)
12/31/2017	$7.75	0.25	0.93	1.18	(0.23)	(0.30)	(0.53)	$8.40	15.42%
12/31/2016	$7.69	0.13	0.56	0.69	(0.13)	(0.50)	(0.63)	$7.75	9.23%
Class L
12/31/2020	$9.06	0.04	0.95	0.99	(0.05)	(0.50)	(0.55)	$9.50	11.39%
12/31/2019	$8.27	0.13	1.48	1.61	(0.09)	(0.73)	(0.82)	$9.06	20.06%
12/31/2018	$9.83	0.23	(0.97)	(0.74)	(0.18)	(0.64)	(0.82)	$8.27	(7.89%)
12/31/2017	$8.98	0.27	1.08	1.35	(0.20)	(0.30)	(0.50)	$9.83	15.19%
12/31/2016	$8.82	0.16	0.61	0.77	(0.11)	(0.50)	(0.61)	$8.98	8.93%
Institutional Class
12/31/2020	$9.65	0.20	0.93	1.13	(0.17)	(0.50)	(0.67)	$10.11	12.16%
12/31/2019	$8.77	0.18	1.60	1.78	(0.17)	(0.73)	(0.90)	$9.65	20.64%
12/31/2018	$10.40	0.31	(1.04)	(0.73)	(0.26)	(0.64)	(0.90)	$8.77	(7.30%)
12/31/2017	$9.49	0.33	1.16	1.49	(0.28)	(0.30)	(0.58)	$10.40	15.88%
12/31/2016	$9.25	0.25	0.61	0.86	(0.12)	(0.50)	(0.62)	$9.49	9.52%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$665,158	0.45%	0.42%	2.19%	63%
12/31/2019	$336,156	0.45%	0.42%	1.53%	34%
12/31/2018	$330,334	0.45%	0.42%	2.27%	38%
12/31/2017	$491,402	0.45%	0.42%	3.00%	18%
12/31/2016	$312,433	0.45%	0.42%	1.73%	30%
Class L
12/31/2020	$12	0.70%	0.67%	0.49%	63%
12/31/2019	$316,572	0.70%	0.67%	1.48%	34%
12/31/2018	$211,270	0.70%	0.67%	2.41%	38%
12/31/2017	$199,087	0.70%	0.67%	2.84%	18%
12/31/2016	$117,482	0.70%	0.67%	1.82%	30%
Institutional Class
12/31/2020	$60,144	0.10%	0.07%	2.12%	63%
12/31/2019	$61,262	0.10%	0.07%	1.88%	34%
12/31/2018	$60,717	0.10%	0.07%	3.02%	38%
12/31/2017	$53,737	0.10%	0.07%	3.24%	18%
12/31/2016	$37,132	0.10%	0.07%	2.60%	30%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
53

Great-West Aggressive Profile Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$5.96	0.09	0.57	0.66	(0.09)	(0.18)	(0.27)	$6.35	11.99%
12/31/2019	$5.54	0.08	1.31	1.39	(0.13)	(0.84)	(0.97)	$5.96	26.10%
12/31/2018	$7.21	0.15	(0.84)	(0.69)	(0.18)	(0.80)	(0.98)	$5.54	(10.41%)
12/31/2017	$6.49	0.22	1.11	1.33	(0.17)	(0.44)	(0.61)	$7.21	20.62%
12/31/2016	$6.64	0.10	0.60	0.70	(0.17)	(0.68)	(0.85)	$6.49	11.04%
Class L
12/31/2020	$12.57	0.01	1.43	1.44	(0.12)	(0.18)	(0.30)	$13.71	11.95%
12/31/2019	$10.84	0.15	2.58	2.73	(0.16)	(0.84)	(1.00)	$12.57	25.82%
12/31/2018	$13.12	0.29	(1.63)	(1.34)	(0.14)	(0.80)	(0.94)	$10.84	(10.75%)
12/31/2017	$11.37	0.38	1.94	2.32	(0.13)	(0.44)	(0.57)	$13.12	20.44%
12/31/2016	$11.08	0.19	0.96	1.15	(0.18)	(0.68)	(0.86)	$11.37	10.63%
Institutional Class
12/31/2020	$9.73	0.18	0.98	1.16	(0.13)	(0.18)	(0.31)	$10.58	12.53%
12/31/2019	$8.55	0.16	2.03	2.19	(0.17)	(0.84)	(1.01)	$9.73	26.52%
12/31/2018	$10.57	0.34	(1.35)	(1.01)	(0.21)	(0.80)	(1.01)	$8.55	(10.23%)
12/31/2017	$9.27	0.37	1.59	1.96	(0.22)	(0.44)	(0.66)	$10.57	21.23%
12/31/2016	$9.08	0.20	0.80	1.00	(0.13)	(0.68)	(0.81)	$9.27	11.33%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(d)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(d)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(d)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$548,648	0.45%	0.45%	1.71%	35%
12/31/2019	$427,424	0.45%	0.45%	1.26%	33%
12/31/2018	$414,608	0.45%	0.45%	2.06%	40%
12/31/2017	$625,485	0.45%	0.45%	3.06%	21%
12/31/2016	$493,509	0.45%	0.45%	1.53%	30%
Class L
12/31/2020	$8	0.70%	0.70%	0.11%	35%
12/31/2019	$162,581	0.70%	0.70%	1.21%	33%
12/31/2018	$108,800	0.70%	0.70%	2.25%	40%
12/31/2017	$107,725	0.70%	0.70%	3.04%	21%
12/31/2016	$66,271	0.70%	0.70%	1.69%	30%
Institutional Class
12/31/2020	$106,944	0.10%	0.10%	1.96%	35%
12/31/2019	$115,496	0.10%	0.10%	1.67%	33%
12/31/2018	$99,964	0.10%	0.10%	3.27%	40%
12/31/2017	$72,696	0.10%	0.10%	3.60%	21%
12/31/2016	$46,807	0.10%	0.10%	2.12%	30%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(e)	Portfolio turnover is calculated at the Fund level.
54

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. Semi-Annual Reports for the Funds include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Funds, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
55

Appendix A
Description of Composite Indexes
Each Fund compares its returns to a composite index. The composite indexes are derived by applying each Fund’s target asset allocation among the asset classes over time to the results of the following indexes, as applicable: the Wilshire 5000 Total Market Index (U.S. equities); the MSCI EAFE Index (international equities); the Dow Jones U.S. Select REIT Index (real estate); the Bloomberg Barclays U.S. Aggregate Bond Index (bonds); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short-term bonds). Over time, the composite indexes will change with each Fund’s target asset allocation. When a composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during that period.
The Wilshire 5000 Total Market Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of February 28, 2021, the MSCI EAFE Index consisted of 21 developed market country indices.
The Dow Jones U.S. Select REIT Index is a float-adjusted market capitalization-weighted index of publicly traded REITs.
The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.
The Bloomberg Barclays 1-3 Year Credit Bond Index is a subset of the Bloomberg Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.
56

GREAT-WEST FUNDS, INC.
Great-West Real Estate Index Fund
Institutional Class Ticker: MXSFX
Investor Class Ticker: MXREX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.34%	0.34%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.42%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.07%
Total Annual Fund Operating Expenses	0.37%	0.76%
Fee Waiver and Expense Reimbursement[1]	0.02%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$117	$206	$466
Investor Class	$72	$237	$416	$937
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of the Dow Jones U.S. Select REIT Index (the “Benchmark Index”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities included in the Benchmark Index. The Fund will seek investment results that track the total return of the Benchmark Index by owning the stocks contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the
1

stocks in the Benchmark Index and/or through a combination of stock ownership, owning derivatives such as futures contracts and options on futures contracts, and owning exchange-traded funds (“ETFs”) that seek to track the Benchmark Index. The portfolio managers may also use various techniques, such as buying and selling futures contracts, swaps, and ETFs, for cash management purposes.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Irish Life Investment Managers Limited (the “Sub-Adviser” or “ILIM”).
The Benchmark Index is a market capitalization-weighted index of publicly traded REITs and REIT-like securities. As such, the Fund concentrates its assets in the real estate industry, including REIT stocks, which may include companies with small and medium size market capitalizations.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Industry Concentration Risk - Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments. Because the Fund concentrates its assets in the real estate industry, including REIT stocks, industry concentration risk is high.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain
2

geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, options on futures contracts and swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
3

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2019	15.54%
Worst Quarter	March 2020	-28.56%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Since Inception	Inception Date
Institutional Class	(11.23)%	2.72%	3.38%	5/1/2015
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses or taxes)	(11.20)%	3.00%	3.68%
Investor Class	(11.59)%	2.35%	5.96%	11/27/2012
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses or taxes)	(11.20)%	3.00%	6.60%
Investment Adviser
GWCM
Sub-Adviser
ILIM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Michael Lynch, CFA	Head of Indexed Equities	2016
Nicola Dowdall	Senior Fund Manager	2016
Peter Leonard, CFA	Senior Fund Manager	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
4

Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity REITs.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities included in the Benchmark Index. The Fund will seek investment results that track the total return of the Benchmark Index by owning the stocks contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership, owning derivatives such as futures contracts and options on futures contracts, and owning ETFs that seek to track the Benchmark Index. The portfolio managers may also use various techniques, such as buying and selling futures contracts, swaps, and ETFs, for cash management purposes.
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest primarily in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive their income from collection of interest. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs generally offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide.
Derivatives, such as futures contracts, options on futures contracts and swaps are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
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Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. As such, the Fund concentrates its assets in the real estate industry, including REIT stocks, which may include companies with small and medium size market capitalizations.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
The Benchmark Index is a market capitalization-weighted index of publicly traded REITs and REIT-like securities. The Benchmark Index is rebalanced quarterly after the close of trading on the third Friday in March, June, September, and December. The rebalancing process includes the adjustment of composition to reflect companies added to and removed from the Benchmark Index and the adjustment of shares. Generally no companies are added to the Benchmark Index between rebalancing except for spin-offs. Between quarterly rebalancings, a company can be deleted from the Benchmark Index due to corporate events such as mergers, acquisitions, delistings, or bankruptcies.
The “Dow Jones U.S. Select REIT Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by GWCM. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by GWCM. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Dow Jones U.S. Select REIT Index to track general market performance. S&P Dow Jones Indices’ only relationship to GWCM with respect to the Dow Jones U.S. Select REIT Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Dow Jones U.S. Select REIT Index is determined, composed and calculated by S&P Dow Jones Indices without regard to GWCM or the Fund. S&P Dow Jones Indices have no obligation to take the needs of GWCM or the owners of the Fund into consideration in determining, composing or calculating the Dow Jones U.S. Select REIT Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Dow Jones U.S. Select REIT Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES U.S. SELECT REIT INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GWCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. SELECT REIT INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GWCM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The Fund reserves the right to substitute a different index for the Benchmark Index if the Benchmark Index is discontinued, if GWCM’s agreement with the sponsor of its Benchmark Index is terminated, or for any other reason. In any such instance, the substitute index would measure the same market segment as the Benchmark Index.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Real Estate Investment Trust/Real Estate Risk - Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Industry Concentration Risk - Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments. Because the Fund concentrates its assets in the real estate industry, including REIT stocks, industry concentration risk is high. The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including REITs, can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. REITs tend to be small- and mid-capitalization companies, and their shares may be more volatile and less liquid. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
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Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. Because a significant percentage of the Fund’s assets may be invested in a single issuer, the Fund’s performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, options on futures contracts and swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At
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or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
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A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.34% of the Fund’s average daily net assets up to $1 billion dollars, 0.29% of the Fund’s average daily net assets over $1 billion and 0.24% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
 ILIM is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to GWCM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

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•Michael Lynch, CFA is Head of Indexed Equities and has worked on the Indexation Team since 2006. Prior to joining ILIM, he worked for 6 years in Investment Technology Group Europe. He graduated with a degree in Commerce and he also holds a Masters in Economics, both from University College Cork.

•Nicola Dowdall is a Senior Fund Manager and has worked on the Indexation Team since 2000. Prior to joining the Indexation Team, she worked for two years as an investment accountant with ILIM. Prior to joining ILIM, Ms. Dowdall worked as an audit manager in practice. Ms. Dowdall graduated with a degree in Accounting from Dundalk Institution of Technology and is a Chartered Certified Accountant.

•Peter Leonard, CFA is a Senior Fund Manager and has worked on the Indexation Team since 2012. Prior to working in ILIM, Peter worked in the investments industry for 8 years as a private client fund manager and in investment management audit. Mr. Leonard graduated from Trinity College Dublin with a B.A. Business & Economics degree and is a qualified Chartered Accountant and a Qualified Financial Advisor.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its
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obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected,
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the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in
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frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
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Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through
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Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$12.50	0.27	(1.74)	(1.47)	-	(0.17)	-	(0.17)	$10.86	(11.59%)
12/31/2019	$10.68	0.15	2.24	2.39	-	(0.12)	(0.45)	(0.57)	$12.50	22.40%
12/31/2018	$11.68	0.30	(0.86)	(0.56)	(0.01)	(0.22)	(0.21)	(0.44)	$10.68	(4.86%)
12/31/2017	$11.82	0.24	0.12	0.36	(0.03)	(0.08)	(0.39)	(0.50)	$11.68	3.10%
12/31/2016	$12.19	0.16	0.59	0.75	(0.06)	(0.24)	(0.82)	(1.12)	$11.82	5.82%
Institutional Class
12/31/2020	$9.26	0.23	(1.29)	(1.06)	-	(0.24)	-	(0.24)	$7.96	(11.23%)
12/31/2019	$8.05	0.12	1.71	1.83	-	(0.17)	(0.45)	(0.62)	$9.26	22.81%
12/31/2018	$8.97	0.26	(0.67)	(0.41)	(0.01)	(0.29)	(0.21)	(0.51)	$8.05	(4.58%)
12/31/2017	$9.24	0.21	0.10	0.31	(0.03)	(0.16)	(0.39)	(0.58)	$8.97	3.43%
12/31/2016	$9.78	0.18	0.47	0.65	(0.06)	(0.31)	(0.82)	(1.19)	$9.24	6.28%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$57,840	0.76%	0.70%	2.62%	44%
12/31/2019	$63,048	0.75%	0.70%	1.24%	19%
12/31/2018	$63,673	0.75%	0.70%	2.64%	21%
12/31/2017	$75,977	0.74%	0.70%	2.04%	17%
12/31/2016	$85,986	0.70%	0.70%	1.24%	23%
Institutional Class
12/31/2020	$295,220	0.37%	0.35%	3.01%	44%
12/31/2019	$291,797	0.36%	0.35%	1.33%	19%
12/31/2018	$248,225	0.37%	0.35%	3.04%	21%
12/31/2017	$255,707	0.37%	0.35%	2.29%	17%
12/31/2016	$219,610	0.35%	0.35%	1.75%	23%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was September 10, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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GREAT-WEST FUNDS, INC.
Great-West S&P 500® Index Fund
Institutional Class Ticker: MXKWX
Investor Class Ticker: MXVIX
Class L Ticker: MXVJX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) 500® Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.16%	0.16%	0.16%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.01%	0.36%	0.38%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.01%	0.01%	0.03%
Total Annual Fund Operating Expenses	0.17%	0.52%	0.79%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$17	$55	$96	$217
Investor Class	$53	$167	$291	$653
Class L	$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in its Benchmark Index. The Fund will seek investment results that track the total return of the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership, owning derivatives such as futures contracts on the Benchmark Index and options on futures contracts, and owning exchange-traded funds (“ETFs”) that seek to track the Benchmark Index.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Irish Life Investment Managers Limited (the “Sub-Adviser” or “ILIM”).
The Benchmark Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy.
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Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes real estate investment trusts (“REITs”). Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on the Benchmark Index and options on futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	20.42%
Worst Quarter	March 2020	-19.75%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	18.27%	15.01%	N/A	12.98%	5/1/2015
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	N/A	13.19%
Investor Class	17.77%	14.59%	13.24%	N/A
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	N/A
Class L	17.30%	14.25%	N/A	13.40%	7/29/2011
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	N/A	14.25%
Investment Adviser
GWCM
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Sub-Adviser
ILIM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Michael Lynch, CFA	Head of Indexed Equities	2016
Nicola Dowdall	Senior Fund Manager	2016
Peter Leonard, CFA	Senior Fund Manager	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in its Benchmark Index. The Fund will seek investment results that track the total return of the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership, owning derivatives such as futures contracts on the Benchmark Index and options on futures contracts, and owning ETFs that seek to track the Benchmark Index.
Common stock is a type of security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock also entitles the holder to share in any of the company’s dividends.
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Derivatives, such as futures contracts on the Benchmark Index and options on futures contracts, are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM.
The Benchmark Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. The Benchmark Index typically includes approximately 500 securities. Changes to the Benchmark Index are made on an as-needed basis. Changes in response to corporate actions and market developments can be made at any time. Constituent changes are typically announced one to five days before they are scheduled to be implemented. Changes in a company’s total shares outstanding of 5% or more due to public offerings and acquisitions are made as soon as reasonably possible. Other changes of 5% or more are made weekly. All other share changes of less than 5% are accumulated and made quarterly on the third Friday of March, June, September, and December.
The “S&P 500®” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by GWCM. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by GWCM. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® to track general market performance. S&P Dow Jones Indices’ only relationship to GWCM with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to GWCM or the Fund. S&P Dow Jones Indices have no obligation to take the needs of GWCM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GWCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GWCM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of
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reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes REITs. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on the Benchmark Index and options on futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs
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in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.21% of the Fund’s average daily net assets up to $1 billion dollars, 0.16% of the Fund’s average daily net assets over $1 billion, 0.11% of the Fund’s average daily net assets over $2 billion and 0.09% of the Fund’s average daily net assets over $3 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.23% of the Class's average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
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A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
 ILIM is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to GWCM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Michael Lynch, CFA is Head of Indexed Equities and has worked on the Indexation Team since 2006. Prior to joining ILIM, he worked for 6 years in Investment Technology Group Europe. He graduated with a degree in Commerce and he also holds a Masters in Economics, both from University College Cork.

•Nicola Dowdall is a Senior Fund Manager and has worked on the Indexation Team since 2000. Prior to joining the Indexation Team, she worked for two years as an investment accountant with ILIM. Prior to joining ILIM, Ms. Dowdall worked as an audit manager in practice. Ms. Dowdall graduated with a degree in Accounting from Dundalk Institution of Technology and is a Chartered Certified Accountant.

•Peter Leonard, CFA is a Senior Fund Manager and has worked on the Indexation Team since 2012. Prior to working in ILIM, Peter worked in the investments industry for 8 years as a private client fund manager and in investment management audit. Mr. Leonard graduated from Trinity College Dublin with a B.A. Business & Economics degree and is a qualified Chartered Accountant and a Qualified Financial Advisor.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
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Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Several lawsuits have been filed relating to the Fund’s previous investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately held company in 2007. In December 2010, Great-West Funds was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware (the “Trustee Action”). In September 2011, Great-West Funds was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain secured creditors of Tribune Company in the U.S. District Court for the District of Colorado (the “Creditor Actions”). The plaintiffs in the Trustee Action and the Creditor Actions allege that the 2007 leveraged buyout rendered Tribune insolvent, that there was no consideration for the share redemption and that the redemptions are therefore avoidable under applicable fraudulent transfer, and they seek to recover amounts paid to former Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses. The Trustee Actions and Creditor Actions were subsequently consolidated in the U.S. District Court for the Southern District of New York. The plaintiffs in all these lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.
In September 2013, the Court granted a motion to dismiss the Creditor Actions. That matter was immediately appealed to the United States Court of Appeals for the Second Circuit. In March 2016, the Second Circuit held that the plaintiffs cannot recover payments for Tribune stock under the constructive fraudulent conveyance theory as such suits are barred by the U.S. Bankruptcy Code. In July 2016, the Second Circuit denied the plaintiffs’ motion for rehearing en banc. The plaintiffs filed a petition for a writ of certiorari in the Supreme Court in September 2016. The Supreme Court has not yet decided whether to grant the plaintiffs’ certiorari petition. However, in April 2018, Supreme Court Justices Kennedy and Thomas issued a statement concerning the plaintiffs’ certiorari petition. That statement provided that the petition will remain pending for an additional period of time, which “will allow the Court of Appeals or the District Court to consider whether to recall the mandate, entertain a Federal Rule of Civil Procedure 60(b) motion to vacate the earlier judgment, or provide any other available relief in light of this Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., 583 U.S. ___ (2018).” Thereafter, the plaintiffs filed a motion in the Second Circuit requesting that court recall the mandate, vacate its previous decision, and remand the action to the District Court for further findings. In May 2018, the Second Circuit recalled the mandate. In December 2019, the Second Circuit issued an amended opinion again affirming the district court’s dismissal order. In February 2020, the Second Circuit denied the plaintiffs’ petition for panel rehearing, or, in the alternative, for rehearing en banc. In April 2021, the United Supreme Court denied plaintiffs’ petition for writ of certiorari.
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With respect to the Trustee action, in January 2017, the district court granted the shareholder defendants’ Motion to Dismiss without leave to replead. In July 2017, the plaintiff sought permission from the district court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim. In April 2019, the district court denied that request. In July 2019, the plaintiff appealed this district court’s dismissal order to the Second Circuit. That appeal is pending.
The Trustee Action alleges no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.
As of December 31, 2020, the Fund had total net assets of $2,845,248,873. The value of the proceeds received by the Fund in connection with the leveraged buyout was approximately $253,368.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
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The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in
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frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
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Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class and Class L shares have a Shareholder Services Fee which is described below.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other
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financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$24.05	0.32	3.88	4.20	(0.18)	(1.97)	(2.15)	$26.10	17.77%
12/31/2019	$19.33	0.34	5.61	5.95	(0.16)	(1.07)	(1.23)	$24.05	30.84%
12/31/2018	$22.46	0.33	(1.41)	(1.08)	(0.18)	(1.87)	(2.05)	$19.33	(4.89%)
12/31/2017	$19.04	0.31	3.71	4.02	(0.18)	(0.42)	(0.60)	$22.46	21.18%
12/31/2016	$17.57	0.29	1.68	1.97	(0.17)	(0.33)	(0.50)	$19.04	11.27%
Class L
12/31/2020	$18.10	0.19	2.87	3.06	(0.08)	(1.97)	(2.05)	$19.11	17.30%
12/31/2019	$14.82	0.21	4.29	4.50	(0.15)	(1.07)	(1.22)	$18.10	30.52%
12/31/2018	$17.71	0.21	(1.10)	(0.89)	(0.13)	(1.87)	(2.00)	$14.82	(5.22%)
12/31/2017	$15.15	0.20	2.94	3.14	(0.16)	(0.42)	(0.58)	$17.71	20.89%
12/31/2016	$14.13	0.20	1.34	1.54	(0.19)	(0.33)	(0.52)	$15.15	10.97%
Institutional Class
12/31/2020	$9.72	0.16	1.53	1.69	(0.33)	(1.97)	(2.30)	$9.11	18.27%
12/31/2019	$8.48	0.18	2.45	2.63	(0.32)	(1.07)	(1.39)	$9.72	31.18%
12/31/2018	$11.17	0.20	(0.69)	(0.49)	(0.33)	(1.87)	(2.20)	$8.48	(4.50%)
12/31/2017	$9.80	0.20	1.90	2.10	(0.31)	(0.42)	(0.73)	$11.17	21.61%
12/31/2016	$9.35	0.19	0.89	1.08	(0.30)	(0.33)	(0.63)	$9.80	11.66%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2020	$1,700,372	0.52%	0.52%	1.31%	4%
12/31/2019	$1,455,201	0.52%	0.52%	1.50%	4%
12/31/2018	$1,382,201	0.51%	0.51%	1.44%	4%
12/31/2017	$1,738,709	0.54%	0.54%	1.47%	4%
12/31/2016	$1,370,743	0.60%	0.60%	1.61%	7%
Class L
12/31/2020	$1,715	0.79%	0.79%	1.10%	4%
12/31/2019	$334,220	0.79%	0.79%	1.22%	4%
12/31/2018	$241,247	0.78%	0.78%	1.17%	4%
12/31/2017	$320,349	0.81%	0.81%	1.20%	4%
12/31/2016	$215,846	0.85%	0.85%	1.35%	7%
Institutional Class
12/31/2020	$1,143,162	0.17%	0.17%	1.67%	4%
12/31/2019	$1,163,391	0.17%	0.17%	1.85%	4%
12/31/2018	$1,043,651	0.16%	0.16%	1.79%	4%
12/31/2017	$1,193,956	0.20%	0.20%	1.82%	4%
12/31/2016	$1,009,653	0.25%	0.25%	1.95%	7%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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GREAT-WEST FUNDS, INC.
Great-West S&P Mid Cap 400® Index Fund
Institutional Class Ticker: MXNZX
Investor Class Ticker: MXMDX
Class L Ticker: MXBUX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) MidCap 400® Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.18%	0.18%	0.18%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.01%	0.38%	0.52%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.01%	0.03%	0.17%
Total Annual Fund Operating Expenses	0.19%	0.56%	0.95%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.01%	0.15%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.19%	0.55%	0.80%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.20% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$19	$61	$107	$243
Investor Class	$56	$178	$312	$700
Class L	$82	$288	$511	$1,153
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks
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included in the Benchmark Index. The Fund will seek investment results, before fees and expenses, that track the total return of the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership, owning derivatives such as futures contracts on the Benchmark Index and options on futures contracts, and owning exchange-traded funds (“ETFs”) that seek to track the Benchmark Index.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Irish Life Investment Managers Limited (the “Sub-Adviser” or “ILIM”).
The Benchmark Index is a market capitalization-weighted index comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes real estate investment trusts (“REITs”). Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to
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be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on the Benchmark Index and options on futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and comparing the Fund’s average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2020	24.20%
Worst Quarter	March 2020	-29.73%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Since Inception	Inception Date
Institutional Class	13.49%	12.14%	9.46%	5/1/2015
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.66%	12.35%	9.67%
Investor Class	13.10%	11.73%	10.82%	1/20/2011
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.66%	12.35%	11.36%
Class L	13.12%	N/A	9.45%	4/7/2017
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.66%	12.35%	10.68%
Investment Adviser
GWCM
Sub-Adviser
ILIM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Michael Lynch, CFA	Head of Indexed Equities	2016
Nicola Dowdall	Senior Fund Manager	2016
Peter Leonard, CFA	Senior Fund Manager	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
4

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Benchmark Index. The Fund will seek investment results, before fees and expenses, that track the total return of the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership, owning derivatives such as futures contracts on the Benchmark Index and options on futures contracts, and owning ETFs that seek to track the Benchmark Index.
Common stock is a type of security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock also entitles the holder to share in any of the company’s dividends.
Derivatives, such as futures contracts on the Benchmark Index and options on futures contracts, are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM.
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The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
The Benchmark Index is a market capitalization-weighted index comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization. The Benchmark Index typically includes approximately 400 securities. Changes to the Benchmark Index are made on an as-needed basis. Changes in response to corporate actions and market developments can be made at any time. Constituent changes are typically announced one to five days before they are scheduled to be implemented. Changes in a company’s total shares outstanding of 5% or more due to public offerings and acquisitions are made as soon as reasonably possible. Other changes of 5% or more are made weekly. All other share changes of less than 5% are accumulated and made quarterly on the third Friday of March, June, September, and December.
The “S&P MidCap 400®” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by GWCM. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by GWCM. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P MidCap 400® to track general market performance. S&P Dow Jones Indices’ only relationship to GWCM with respect to the S&P MidCap 400® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P MidCap 400® is determined, composed and calculated by S&P Dow Jones Indices without regard to GWCM or the Fund. S&P Dow Jones Indices have no obligation to take the needs of GWCM or the owners of the Fund into consideration in determining, composing or calculating the S&P MidCap 400®. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P MidCap 400® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GWCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GWCM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an
6

order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes REITs. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap
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companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on the Benchmark Index and options on futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or
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extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.18% of the Fund’s average daily net assets up to $1 billion dollars, 0.13% of the Fund’s average daily net assets over $1 billion and 0.08% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.20% of the Class's average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
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The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
 ILIM is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to GWCM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Michael Lynch, CFA is Head of Indexed Equities and has worked on the Indexation Team since 2006. Prior to joining ILIM, he worked for 6 years in Investment Technology Group Europe. He graduated with a degree in Commerce and he also holds a Masters in Economics, both from University College Cork.

•Nicola Dowdall is a Senior Fund Manager and has worked on the Indexation Team since 2000. Prior to joining the Indexation Team, she worked for two years as an investment accountant with ILIM. Prior to joining ILIM, Ms. Dowdall worked as an audit manager in practice. Ms. Dowdall graduated with a degree in Accounting from Dundalk Institution of Technology and is a Chartered Certified Accountant.

•Peter Leonard, CFA is a Senior Fund Manager and has worked on the Indexation Team since 2012. Prior to working in ILIM, Peter worked in the investments industry for 8 years as a private client fund manager and in investment management audit. Mr. Leonard graduated from Trinity College Dublin with a B.A. Business & Economics degree and is a qualified Chartered Accountant and a Qualified Financial Advisor.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was
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consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of
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quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
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Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to
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cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class and Class L shares have a Shareholder Services Fee which is described below.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA
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and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$16.65	0.18	1.93	2.11	(0.16)	(0.86)	(1.02)	$17.74	13.10%
12/31/2019	$13.77	0.19	3.31	3.50	(0.05)	(0.57)	(0.62)	$16.65	25.49%
12/31/2018	$16.81	0.19	(2.11)	(1.92)	(0.11)	(1.01)	(1.12)	$13.77	(11.56%)
12/31/2017	$15.36	0.17	2.22	2.39	(0.10)	(0.84)	(0.94)	$16.81	15.64%
12/31/2016	$13.35	0.17	2.50	2.67	(0.08)	(0.58)	(0.66)	$15.36	19.96%
Class L
12/31/2020	$9.27	0.07	1.06	1.13	(0.06)	(0.86)	(0.92)	$9.48	13.12%
12/31/2019	$7.95	0.09	1.90	1.99	(0.10)	(0.57)	(0.67)	$9.27	25.14%
12/31/2018	$10.35	0.12	(1.31)	(1.19)	(0.20)	(1.01)	(1.21)	$7.95	(11.75%)
12/31/2017(d)	$10.00	0.07	1.13	1.20	(0.15)	(0.70)	(0.85)	$10.35	12.10%(e)
Institutional Class
12/31/2020	$8.92	0.12	1.00	1.12	(0.26)	(0.86)	(1.12)	$8.92	13.49%
12/31/2019	$7.68	0.14	1.84	1.98	(0.17)	(0.57)	(0.74)	$8.92	25.96%
12/31/2018	$10.01	0.15	(1.24)	(1.09)	(0.23)	(1.01)	(1.24)	$7.68	(11.22%)
12/31/2017	$9.54	0.14	1.37	1.51	(0.20)	(0.84)	(1.04)	$10.01	16.05%
12/31/2016	$8.55	0.14	1.60	1.74	(0.17)	(0.58)	(0.75)	$9.54	20.43%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$240,113	0.56%	0.55%	1.17%	27%
12/31/2019	$252,895	0.55%	0.55%	1.22%	16%
12/31/2018	$274,730	0.55%	0.55%	1.12%	25%
12/31/2017	$344,709	0.58%	0.58%	1.06%	25%
12/31/2016	$321,816	0.60%	0.60%	1.21%	30%
Class L
12/31/2020	$542	0.96%	0.80%	0.87%	27%
12/31/2019	$13,067	1.08%	0.80%	1.00%	16%
12/31/2018	$4,711	2.26%	0.78%	1.25%	25%
12/31/2017 (d)	$340	4.61%(g)	0.79%(g)	0.93%(g)	25%
Institutional Class
12/31/2020	$486,108	0.19%	0.19%	1.53%	27%
12/31/2019	$502,829	0.19%	0.19%	1.59%	16%
12/31/2018	$452,064	0.19%	0.19%	1.49%	25%
12/31/2017	$500,191	0.22%	0.22%	1.43%	25%
12/31/2016	$428,938	0.25%	0.25%	1.55%	30%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was April 7, 2017.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

GREAT-WEST FUNDS, INC.
Great-West S&P Small Cap 600® Index Fund
Institutional Class Ticker: MXERX
Investor Class Ticker: MXISX
Class L Ticker: MXNSX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) SmallCap 600® Index (the “Benchmark Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.19%	0.19%	0.19%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.01%	0.37%	0.43%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.01%	0.02%	0.08%
Total Annual Fund Operating Expenses	0.20%	0.56%	0.87%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.00%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.20%	0.56%	0.81%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.21% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$20	$64	$113	$255
Investor Class	$57	$179	$313	$701
Class L	$83	$272	$476	$1,067
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks issued by constituent
1

companies of the Benchmark Index. The Fund will seek investment results that track the total return of the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership, owning derivatives such as futures contracts on the Benchmark Index and options on futures contracts, and owning exchange-traded funds (“ETFs”) that seek to track the Benchmark Index.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Irish Life Investment Managers Limited (the “Sub-Adviser” or “ILIM”).
The Benchmark Index is designed to measure the performance of publicly traded common stocks of the small company sector of the U.S. equities market.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small Size Company Risk - The stocks of small size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes real estate investment trusts (“REITs”). Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to
2

be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on the Benchmark Index and options on futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
3

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2020	31.26%
Worst Quarter	March 2020	-32.71%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	11.47%	12.24%	N/A	10.02%	5/1/2015
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	11.29%	12.37%	N/A	10.14%
Investor Class	10.93%	11.85%	11.36%	N/A
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	11.29%	12.37%	11.92%	N/A
Class L	10.82%	11.59%	N/A	12.92%	8/12/2011
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	11.29%	12.37%	N/A	13.77%
Investment Adviser
GWCM
Sub-Adviser
ILIM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Michael Lynch, CFA	Head of Indexed Equities	2016
Nicola Dowdall	Senior Fund Manager	2016
Peter Leonard, CFA	Senior Fund Manager	2016
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
4

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Benchmark Index.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks issued by constituent companies of the Benchmark Index. The Fund will seek investment results that track the total return of the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership, owning derivatives such as futures contracts on the Benchmark Index and options on futures contracts, and owning ETFs that seek to track the Benchmark Index.
Common stock is a type of security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock also entitles the holder to share in any of the company’s dividends.
Derivatives, such as futures contracts on the Benchmark Index and options on futures contracts, are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM.
The Benchmark Index is designed to measure the performance of publicly traded common stocks of the small company sector of the U.S. equities market. The Benchmark Index typically includes approximately 600 securities. Changes to the Benchmark Index
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are made on an as-needed basis. Changes in response to corporate actions and market developments can be made at any time. Constituent changes are typically announced one to five days before they are scheduled to be implemented. Changes in a company’s total shares outstanding of 5% or more due to public offerings and acquisitions are made as soon as reasonably possible. Other changes of 5% or more are made weekly. All other share changes of less than 5% are accumulated and made quarterly on the third Friday of March, June, September, and December.
The “S&P SmallCap 600®” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by GWCM. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by GWCM. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P SmallCap 600® to track general market performance. S&P Dow Jones Indices’ only relationship to GWCM with respect to the S&P SmallCap 600® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P SmallCap 600® is determined, composed and calculated by S&P Dow Jones Indices without regard to GWCM or the Fund. S&P Dow Jones Indices have no obligation to take the needs of GWCM or the owners of the Fund into consideration in determining, composing or calculating the S&P SmallCap 600®. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P SmallCap 600® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GWCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GWCM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
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Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Small Size Company Risk - The stocks of small size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Index Risk - Because the Fund is not actively managed but is designed to track the performance of the Benchmark Index, the value of the Fund may decline when the performance of the Benchmark Index declines. The Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, the Fund may have poor investment results even if it closely tracks the performance of the Benchmark Index. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index. Unlike the Fund, the performance of the Benchmark Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the performance of the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. Tracking error may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the Fund’s performance to be less than expected.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes REITs. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related
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company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on the Benchmark Index and options on futures contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Exchange-Traded Fund Risk - Shares in an index ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities
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prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.19% of the Fund’s average daily net assets up to $1 billion dollars, 0.14% of the Fund’s average daily net assets over $1 billion and 0.09% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.21% of the Class's average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
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Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
 ILIM is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to GWCM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Michael Lynch, CFA is Head of Indexed Equities and has worked on the Indexation Team since 2006. Prior to joining ILIM, he worked for 6 years in Investment Technology Group Europe. He graduated with a degree in Commerce and he also holds a Masters in Economics, both from University College Cork.

•Nicola Dowdall is a Senior Fund Manager and has worked on the Indexation Team since 2000. Prior to joining the Indexation Team, she worked for two years as an investment accountant with ILIM. Prior to joining ILIM, Ms. Dowdall worked as an audit manager in practice. Ms. Dowdall graduated with a degree in Accounting from Dundalk Institution of Technology and is a Chartered Certified Accountant.

•Peter Leonard, CFA is a Senior Fund Manager and has worked on the Indexation Team since 2012. Prior to working in ILIM, Peter worked in the investments industry for 8 years as a private client fund manager and in investment management audit. Mr. Leonard graduated from Trinity College Dublin with a B.A. Business & Economics degree and is a qualified Chartered Accountant and a Qualified Financial Advisor.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The
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Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.
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Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than
12

once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
13

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class and Class L shares have a Shareholder Services Fee which is described below.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the
14

receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
15

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$12.35	0.12	1.16	1.28	(0.16)	(0.68)	(0.84)	$12.79	10.93%
12/31/2019	$10.79	0.13	2.25	2.38	(0.07)	(0.75)	(0.82)	$12.35	22.29%
12/31/2018	$13.52	0.14	(1.31)	(1.17)	(0.16)	(1.40)	(1.56)	$10.79	(8.99%)
12/31/2017	$13.20	0.13	1.53	1.66	(0.22)	(1.12)	(1.34)	$13.52	12.75%
12/31/2016	$11.13	0.12	2.72	2.84	(0.12)	(0.65)	(0.77)	$13.20	25.74%
Class L
12/31/2020	$16.80	0.12	1.65	1.77	(0.06)	(0.68)	(0.74)	$17.83	10.82%
12/31/2019	$14.43	0.14	3.00	3.14	(0.02)	(0.75)	(0.77)	$16.80	21.87%
12/31/2018	$17.50	0.14	(1.71)	(1.57)	(0.10)	(1.40)	(1.50)	$14.43	(9.21%)
12/31/2017	$16.70	0.12	1.95	2.07	(0.15)	(1.12)	(1.27)	$17.50	12.52%
12/31/2016	$13.90	0.12	3.40	3.52	(0.07)	(0.65)	(0.72)	$16.70	25.43%
Institutional Class
12/31/2020	$7.93	0.10	0.73	0.83	(0.21)	(0.68)	(0.89)	$7.87	11.47%
12/31/2019	$7.23	0.12	1.48	1.60	(0.15)	(0.75)	(0.90)	$7.93	22.51%
12/31/2018	$9.67	0.14	(0.93)	(0.79)	(0.25)	(1.40)	(1.65)	$7.23	(8.65%)
12/31/2017	$9.82	0.13	1.14	1.27	(0.30)	(1.12)	(1.42)	$9.67	13.17%
12/31/2016	$8.47	0.12	2.07	2.19	(0.19)	(0.65)	(0.84)	$9.82	26.17%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2020	$438,004	0.56%	0.56%	1.11%	24%
12/31/2019	$433,934	0.56%	0.56%	1.11%	21%
12/31/2018	$413,791	0.56%	0.56%	0.98%	21%
12/31/2017	$532,234	0.58%	0.58%	0.92%	24%
12/31/2016	$529,884	0.60%	0.60%	1.02%	26%
Class L
12/31/2020	$2,121	0.87%	0.81%	0.87%	24%
12/31/2019	$117,320	0.86%	0.81%	0.88%	21%
12/31/2018	$74,687	0.88%	0.81%	0.75%	21%
12/31/2017	$62,431	0.87%	0.83%	0.71%	24%
12/31/2016	$31,884	0.85%	0.85%	0.81%	26%
Institutional Class
12/31/2020	$357,016	0.20%	0.20%	1.47%	24%
12/31/2019	$370,621	0.20%	0.20%	1.47%	21%
12/31/2018	$314,133	0.20%	0.20%	1.35%	21%
12/31/2017	$350,290	0.23%	0.23%	1.28%	24%
12/31/2016	$335,507	0.25%	0.25%	1.37%	26%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

GREAT-WEST FUNDS, INC.
Great-West SecureFoundation® Balanced ETF Fund
Class A Ticker: SFBPX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objective and strategies.
Shares of the Fund are only available as an investment option in connection with the purchase of the Great-West SecureFoundation® Lifetime Withdrawal Benefit (the “Guarantee”) provided under a fixed deferred annuity certificate or individual contract issued by Great-West Life & Annuity Insurance Company (“GWL&A”). For more information about the Guarantee, please refer to the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee. If the Guarantee Benefit Fee was reflected, the fees and expenses shown would be higher. You may qualify for a sales charge waiver; information about the waiver is available from your financial professional.
Shareholder Fees (fees paid directly from your investment)
Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fees	0.16%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.48%
Other Expenses	0.48%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses[2]	0.69%
Fee Waiver and Expense Reimbursement[3]	0.41%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.28%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund, including Distribution and Service (12b-1) Fees as of December 31, 2020, and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee or pay the Fund an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to the investment adviser, distribution and service fees pursuant to a Rule 12b-1 or successor plan, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by Great-West Funds’ Independent Directors (“Other Expenses”) incurred by the Fund that exceeds an annual rate of 0.07% of the Fund’s average daily net assets for Class A shares (“Expense Limit”). The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses, plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee. If the fees and expenses of the Guarantee Benefit Fee were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$527	$671	$828	$1,283
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is a “fund-of-funds” that seeks to achieve its objective by investing primarily in a professionally selected mix of exchange-traded funds (“Underlying ETFs”). The Fund may also invest in other types of securities, including open-end investment companies (together, with Underlying ETFs, “Underlying Funds”).
Under normal conditions, the Fund will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in fixed income securities.
The Fund’s investment adviser, GWCM, uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying ETFs. The Fund currently invests primarily in Underlying ETFs designed to track the performance of a specified securities index (“Index Funds”). Each Underlying ETF has its own investment objective and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments.
The following table shows the Fund’s target allocation for the various asset classes and the Underlying ETFs in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	20.49%	International	13.40%
Vanguard S&P 500 ETF		Vanguard FTSE Developed Markets ETF
Mid Cap	12.47%	Emerging Markets	4.13%
Vanguard S&P Mid-Cap 400 ETF		Vanguard FTSE Emerging Markets ETF
Small Cap	9.51%	Bond	40.00%
Vanguard Russell 2000 ETF		Vanguard Total Bond Market ETF
The Fund will rebalance its holdings of the Underlying ETFs on a periodic basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying ETF allocations, and the Underlying ETFs themselves on a quarterly basis or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying ETFs, or change the target allocations at any time and without shareholder notice or approval.
In addition to investing in Underlying ETFs, the Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying ETFs. The Fund also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in Underlying ETFs, all risks associated with the Underlying ETFs apply to the Fund. To the extent the Fund invests more of its assets in one Underlying ETF than another, the Fund will have greater exposure to the risks of that Underlying ETF.
•Since the Fund invests in Underlying ETFs, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying ETFs. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying ETFs.
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• The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying ETFs. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying ETFs themselves are diversified investment companies.
Exchange-Traded Funds (“ETFs”) Risk - Because ETF shares are traded on an exchange, they are subject to additional risks:
•ETF shares can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value, there may be times when the market price and the net asset value of an ETF share vary significantly. Thus, the Fund may pay more or less than net asset value when it buys shares of an Underlying ETF on the secondary market, and the Fund may receive more or less than net asset value when it sells those shares.
•Although ETF shares are listed for trading, it is possible that an active trading market may not develop or be maintained.
•Trading of ETF shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specified period of time when the price of a particular security or overall market process decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials deem such action is appropriate in the interest of a fair and orderly market or to protect investors.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying ETF investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying ETF will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying ETF's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying ETF, particular industries represented in an Underlying ETF's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying ETF's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying ETF's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying ETF’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying ETF focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying ETF to lose money on investments denominated in foreign currencies.
Liquidity Risk - An Underlying ETF may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying ETF’s share price. Increased redemptions due to a rise in interest rates may require an Underlying ETF to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying ETF. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying ETF to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying ETF's other portfolio holdings, the risk that a derivative could expose an Underlying ETF to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
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An investment in the Fund or Underlying ETFs is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Class A shares in each full calendar year since inception and by comparing its average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); and the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Returns shown in the bar chart do not reflect the impact of sales charges, expenses or withdrawal charges of the Guarantee Benefit Fee. If the sales charges, expenses or withdrawal charges of the Guarantee Benefit Fee were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.securefoundationsmartfuture.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Class A Shares Before Sales Charges

	Quarter Ended	Total Return
Best Quarter	June 2020	14.17%
Worst Quarter	March 2020	-14.34%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Since Inception	Inception Date
Class A before taxes	6.61%	8.33%	7.80%	1/23/2012
Class A after taxes on distributions[1]	3.97%	6.07%	6.38%	1/23/2012
Class A after taxes on distributions and sale of fund shares[1]	6.02%	6.07%	6.38%	1/23/2012
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	14.80%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.44%
Composite Index (reflects no deduction for fees, expenses or taxes)	12.49%	9.71%	8.84%
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.
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After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
Purchase and Sale of Fund Shares
Effective as of the close of business on December 14, 2018, the Fund closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.
You can redeem shares by contacting your broker-dealer, custodian or trustee of your IRA, or other financial intermediary who has entered into an agreement with the Fund’s distributor to make the shares available (each, a “financial intermediary”). The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. In certain circumstances, such as if you terminate your relationship with your financial intermediary, you may contact the Fund at (877) 925-0501 for information about your account.
You may redeem shares of the Fund on any business day that Great-West Funds is open. Your financial intermediary may have different requirements or fees for the processing of redemption orders or may be closed at times when the New York Stock Exchange (“NYSE”) or Great-West Funds is open. Redemption proceeds normally will be sent within three (3) business days after your payment request is received in good order, but in any event within seven (7) days, except that your proceeds may be delayed for up to ten (10) days if your share purchase was made by check. Redemptions also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA. Any withdrawals from such tax-advantaged arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), companies related to the Fund may pay the intermediary for the sale of Fund shares and other services. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Fund Overview
The Fund is a “fund-of-funds” that pursues its investment objective by investing in Underlying ETFs. The Fund is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Fund strives to provide shareholders with diversification primarily through both a professionally designed asset allocation model and professionally selected investments in the Underlying ETFs. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.
Investment Objective
The Fund seeks long-term capital appreciation and income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
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Under normal conditions, the Fund will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying ETFs that invest primarily in fixed income securities.
GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying ETFs. The first step in GWCM’s allocation process is to determine the Fund’s asset class allocations. Second, once the asset allocation is determined, GWCM selects the Underlying ETFs. GWCM uses its proprietary investment process for selecting the Underlying ETFs in which the Fund invests. Most, if not all, of the Underlying ETFs in which the Fund invests are Index Funds that are designed to track the performance of a specified securities index. The Fund follows an approach of investing primarily in Index Funds that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.
The following table shows the Fund’s target allocation for the various asset classes and Underlying ETFs in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	20.49%	International	13.40%
Vanguard S&P 500 ETF		Vanguard FTSE Developed Markets ETF
Mid Cap	12.47%	Emerging Markets	4.13%
Vanguard S&P Mid-Cap 400 ETF		Vanguard FTSE Emerging Markets ETF
Small Cap	9.51%	Bond	40.00%
Vanguard Russell 2000 ETF		Vanguard Total Bond Market ETF
GWCM reviews the asset class allocations, the Underlying ETF allocations, and the Underlying ETFs themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to the asset class allocations, the Underlying ETF allocations, or the Underlying ETFs themselves from time to time as appropriate in order to help the Fund achieve its investment objective. GWCM may add or delete asset classes, add or delete Underlying ETFs, or change the target allocations at any time without shareholder notice or approval. Accordingly, the Fund will not necessarily invest in the Underlying ETFs listed above and may invest in Underlying ETFs not listed above.
The Fund will rebalance its holdings of the Underlying ETFs on a periodic basis to maintain the appropriate asset allocation. Changes to Underlying ETFs, if deemed necessary by GWCM, will generally be made on the rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying ETFs and purchasing shares of other Underlying ETFs.
In addition to investing in Underlying ETFs, the Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying ETFs. The Fund also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes.
The potential rewards and risks associated with the Fund depend on both the asset class allocations and the chosen mix of Underlying ETFs. There can be no guarantee, however, that the Fund will meet its objective.
In pursuing the Fund’s investment objective, GWCM has considerable discretion with respect to the use of investments and investment strategies, which means that GWCM can decide whether to use them or not.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board of Directors of Great-West Funds (the “Board”) without shareholder approval.
Additional Information About Investment Strategies
By owning shares of Underlying ETFs, the Fund indirectly invests, to varying degrees, in securities held by the Underlying ETFs. Each Underlying ETF has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, derivatives, and short-term investments. In addition, the Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index on a temporary basis pending investment in Underlying ETFs. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying ETFs is available in the applicable Underlying ETF’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying ETFs. The prospectus and statement of additional information for each of the Underlying ETFs is available on the SEC’s website at http://www.sec.gov.
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Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in Underlying ETFs, all risks associated with the Underlying ETFs apply to the Fund. To the extent the Fund invests more of its assets in one Underlying ETF than another, the Fund will have greater exposure to the risks of that Underlying ETF.
•Changes in the net asset values of each Underlying ETF affect the net asset values of the Fund. As a result, over the long-term the Fund’s ability to meet its investment objective will depend on the ability of the Underlying ETFs to meet their own investment objectives.
•The Underlying ETFs will not necessarily make consistent investment decisions. One Underlying ETF may buy the same security that another Underlying ETF is selling. You would indirectly bear the costs of both trades.
•Since the Fund invests in Underlying ETFs, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying ETFs. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying ETFs.
•The ability of the Fund to achieve its investment objectives depends on GWCM’s skill in selecting the asset classes and the mix of Underlying ETFs. There is the risk that GWCM’s evaluations and assumptions regarding the asset classes and Underlying ETFs may be incorrect in view of actual market conditions.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying ETFs. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying ETFs themselves are diversified investment companies.
•From time to time, one or more of the Underlying ETFs may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying ETFs. These large purchases or redemptions could affect the performance of the Underlying ETFs and, therefore, the performance of the Fund.
Exchange-Traded Funds Risk - Because ETF shares are traded on an exchange, they are subject to additional risks:
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•ETF shares are not individually redeemable. They can be redeemed with the issuing fund at net asset value only in large blocks known as Creation Units, which would cost millions of dollars to assemble.
•ETF shares can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value, there may be times when the market price and the net asset value of an ETF share vary significantly. Thus, the Fund may pay more or less than net asset value when it buys shares of an Underlying ETF on the secondary market, and the Fund may receive more or less than net asset value when it sells those shares.
•The market price of ETF shares, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the exchange specialist and other market makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that ETF shares are most likely to be traded at a discount to net asset value, and the discount is likely to be greatest, when the price of ETF shares is falling fastest - and this may be the time that the Fund most wants to sell shares of an Underlying ETF.
•Although ETF shares are listed for trading, it is possible that an active trading market may not develop or be maintained.
•Trading of ETF shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specified period of time when the price of a particular security or overall market process decline by a specified percentage). Trading of ETF shares may also be halted if (1) the shares are delisted from an exchange without first being listed on another exchange or (2) exchange officials deem such action is appropriate in the interest of a fair and orderly market or to protect investors.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying ETF investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying ETF will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible securities may decline in value if the price of a common stock falls below the conversion price.
Market Risk - The value of an Underlying ETF's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying ETF, particular industries represented in an Underlying ETF's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying ETF's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause an Underlying ETF to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines,
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may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying ETF's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying ETF’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities can subject Underlying ETFs to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying ETF from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying ETF being unable to sell its investments in a timely manner.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies
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and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying ETF focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying ETF’s investments. Investment performance may also be more volatile when an Underlying ETF concentrates its investments in certain countries, especially emerging markets countries or regions.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying ETF to lose money on investments denominated in foreign currencies. The Underlying ETFs accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying ETF's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Liquidity Risk - An Underlying ETF may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying ETF. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and an Underlying ETF may be unable to sell such securities when necessary to meet its liquidity needs Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying ETF’s share price. Increased redemptions due to a rise in interest rates may require an Underlying ETF to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying ETF. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying ETF to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying ETF's other portfolio holdings, the risk that a derivative could expose an Underlying ETF to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle an Underlying ETF to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying ETF’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying ETF may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of an Underlying ETF’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying ETF’s volatility. There can be no assurance that an Underlying ETF’s use of derivative contracts will work as intended, and it is possible for an Underlying ETF to lose more than its original investment.
• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in
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substantial losses to an Underlying ETF, exceeding the amount of the margin paid. Forward contracts can increase an Underlying ETF’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying ETF to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. An Underlying ETF may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, an Underlying ETF may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that an Underlying ETF may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to an Underlying ETF, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying ETF’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase an Underlying ETF’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying ETF to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, an Underlying ETF is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying ETF's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying ETF may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase an Underlying ETF’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying ETF to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying ETF losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying ETF. An Underlying ETF may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase an Underlying ETF’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying ETF to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.
You should be aware that the Fund is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
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More Information About the Fund’s Fees and Expenses
Investors may be able to realize lower aggregate expenses by investing directly in the Underlying ETFs instead of the Fund. Since the Fund pursues its investment objective by investing in Underlying ETFs, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including management fees) of the Underlying ETFs. You may indirectly bear expenses paid by the Underlying ETFs related to the distribution of such shares. However, not all of the Underlying ETFs may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Fund or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Fund. The total expense ratios also may be higher or lower than shown in the fee table depending on the actual allocation of the Fund’s assets among Underlying ETFs and the actual expenses of the Underlying ETFs.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Funds. GWCM is a wholly-owned subsidiary of GWL&A. As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
The Fund is managed by an Asset Allocation Committee of GWCM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Director, Portfolio Construction & Research, is the Chairperson of the Asset Allocation Committee. He has managed the Fund since 2014. In addition to the Fund, Mr. Corwin manages the Great-West Profile Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds, and collective investment trusts managed by GWCM. Mr. Corwin received a B.S. in Business Administration with an emphasis in Finance as well as a minor in Mathematics from the University of Colorado.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Fund since 2018. In addition to the Fund, Ms. Mendelsberg manages the Great-West Bond Index Fund, Great-West Profile Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds and collective investment trusts managed by GWCM. Ms. Mendelsberg was previously a Partner and Investment Principal/Equity Analyst at Cambiar Investors from 1997-2016. Ms. Mendelsberg received a B.A. in Economics and Classics from Brown University.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.16% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the investment advisory agreement. The Fund pays all other fees and expenses incurred in its operation. GWCM has contractually agreed to reduce its advisory fee or pay the Fund an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to GWCM, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by Great-West Funds’ Independent Directors (“Fund Other Expenses”) incurred by the Fund exceed an annual rate of 0.07% of the Fund’s average daily net assets for Class A shares (“Expense Limit”). The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses, plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment..
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
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The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Pricing Shares
The transaction price for buying the Fund's shares is the net asset value of the Fund plus any sales load. The transaction price for selling the Fund’s shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the Securities and Exchange Commission. To the extent that the Fund’s (or Underlying ETF’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying ETF’s) assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s (or Underlying ETF’s) assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly. However, good orders received by certain financial intermediaries on a business day prior to calculation of net asset value, and communicated to Great-West Funds or its designee prior to such time as agreed upon by Great-West Funds and intermediary on the following business day, will be effected at the net asset value determined on the prior business day.
The Fund values shares of Underlying Funds (other than Underlying ETFs) at the reported net asset value of each Underlying Fund. The Fund values other assets (including shares of Underlying ETFs) at current market prices where current market prices are readily available. When a determination is made that current market prices or fund net asset values are not readily available, the Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board.
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Redeeming Shares
Effective as of the close of business on December 14, 2018, the Fund closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.
You can redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. The Fund’s distributor reserves the right to require payment by wire or U.S. bank check.
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of the redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC. The Fund may delay payment of redemption proceeds for more than seven days under circumstances where there is a reasonable belief that a senior investor or another vulnerable adult is subject to financial exploitation. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund may not be offered in your state.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary or call the Fund at (877) 925-0501. Please see the Guarantee prospectus with respect to the effect changes to the dividend and capital gain distribution election may have on the benefit under your Guarantee.
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. The Fund will be subject to federal income taxes at the regular corporate tax rate on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund and Guarantee for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Fund and Guarantee are not purchased as part of an IRA.
Dividend and Capital Gain Distributions
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax
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rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels. If the Fund received dividends from an Underlying Fund, including an Underlying ETF, that qualifies as a regulated investment company for federal income tax purposes and the Underlying Fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income, provided the Fund meets certain holding period and other requirements with respect to the shares of the Underlying Fund.
Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Fund.
The Fund’s use of a fund-of-funds structure could affect the amount, timing and type of distributions from the Fund and, therefore, may increase the amount of taxes payable by you. Generally, the character of the dividends and distributions the Fund receives from an Underlying Fund will “pass through” to you, subject to certain exceptions, as long as the Fund and Underlying Fund each qualify as a regulated investment company.
Distributions declared to shareholders of record in October, November or December and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
Basis Information
Beginning in 2012, brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold or redeemed. Great-West Funds will report your adjusted basis in Fund shares acquired beginning in 2012 either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Great-West Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Fund’s return on such foreign securities, which will reduce the return of the Underlying Fund and consequently will reduce the return of your investment in the Fund.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Fund. Currently, the backup withholding rate is 24%.
If you are neither a citizen nor resident of the United States, certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
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Class A Shares
Effective as of the close of business on December 14, 2018, the Fund closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open the Fund at any time without prior notice.
No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Class A shares for the past five years. Certain information reflects financial results for a single Fund (Class A) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the period indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Class A
12/31/2020	$13.18	0.22	1.53	1.75	(0.26)	(1.45)	(1.71)	$13.22	13.43%
12/31/2019	$12.10	0.28	2.02	2.30	(0.33)	(0.89)	(1.22)	$13.18	18.91%
12/31/2018	$14.03	0.24	(1.06)	(0.82)	(0.28)	(0.83)	(1.11)	$12.10	(5.80%)
12/31/2017	$13.08	0.24	1.54	1.78	(0.21)	(0.62)	(0.83)	$14.03	13.70%
12/31/2016	$12.46	0.23	0.85	1.08	(0.26)	(0.20)	(0.46)	$13.08	8.69%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate
Supplemental Data and Ratios
Class A
12/31/2020	$27,856	0.69%	0.28%	1.69%	28%
12/31/2019	$32,276	0.76%	0.36%	2.09%	13%
12/31/2018	$35,121	0.88%	0.53%	1.73%	39%
12/31/2017	$45,897	0.85%	0.53%	1.72%	23%
12/31/2016	$52,440	0.80%	0.53%	1.79%	14%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
18

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (877) 925-0501. The SAI, Annual, and Semi-Annual Reports are available at https://www.securefoundationsmartfuture.com.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
19

Appendix A
Description of Composite Indexes
The Fund compares its returns to a composite index. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes:
•the S&P 500® Index (large blend) (Fund inception to present);
•the S&P MidCap 400® Index (mid blend) (Fund inception to present);
•the S&P SmallCap 600® Index (small blend) (Fund inception to present);
•the MSCI EAFE Index (international large blend) (Fund inception to present);
•the MSCI Emerging Markets Index (diversified emerging markets) (Fund inception to present); and
•the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond) (Fund inception to present).
Over time, the composite index will change with the Fund’s target asset allocation. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during that period.
The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy.
The S&P MidCap 400® Index is a market capitalization-weighted index comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.
The S&P SmallCap 600® Index is designed to measure the performance of publicly traded common stocks of the small company sector of the U.S. equities market.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of February 28, 2021, the MSCI EAFE Index consisted of 21 developed market country indices.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. As of February 28, 2021, the MSCI Emerging Markets Index consisted of 27 emerging economies.
The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.
20

GREAT-WEST FUNDS, INC.
Great-West SecureFoundation® Balanced Fund
Institutional Class Ticker: MXCJX
Investor Class Ticker: MXSBX
Service Class Ticker: MXSHX
Class L Ticker: MXLDX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objective and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts, to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans (“retirement plans”) (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
Shares of the Fund are only available as an investment option in connection with the purchase of a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) either as a fixed deferred annuity contract, a certificate to a group fixed deferred annuity contract issued by Great-West Life & Annuity Insurance Company (“GWL&A”), a variable annuity contract issued by GWL&A or Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”), or a rider to a variable annuity contract issued by GWL&A or GWL&A of NY. For more information about the Guarantee, please refer to the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class	Class L
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses[2]	0.27%	0.62%	0.72%	0.87%
Fee Waiver and Expense Reimbursement[3]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%	0.70%	0.85%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$85	$150	$341
Investor Class	$61	$197	$344	$772
Service Class	$72	$228	$399	$893
Class L	$87	$276	$480	$1,071
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
1

The Fund is a “fund-of-funds” that seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract issued and guaranteed by Great-West Life & Annuity Insurance Company (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds”.
Under normal conditions, the Fund will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in fixed income securities.
The Fund’s investment adviser, Great-West Capital Management, LLC (“GWCM”), uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments.
The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	20.79%	International	13.86%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	11.66%	Emerging Markets	4.56%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	9.13%	Bond	35.00%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	5.00%
		GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
2

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
3

Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the composite index. The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
4

Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	13.29%
Worst Quarter	March 2020	-13.05%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	14.27%	9.66%	N/A	7.90%	5/1/2015
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	13.26%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.77%
Composite Index (reflects no deduction for fees, expenses or taxes)	12.28%	9.51%	N/A	7.77%
Investor Class	13.92%	9.30%	7.98%	N/A
Service Class	13.76%	9.18%	7.87%	N/A
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	N/A
Composite Index (reflects no deduction for fees, expenses or taxes)	12.28%	9.51%	8.36%	N/A
Class L	13.54%	8.99%	N/A	7.64%	1/31/2011
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	N/A	13.75%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	N/A	3.84%
Composite Index (reflects no deduction for fees, expenses or taxes)	12.28%	9.51%	N/A	8.32%
Investment Adviser
GWCM
5

Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable annuity contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable annuity contract, retirement plan, or IRA. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an underlying investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer (and its registered persons) or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable annuity contract prospectus for more information.
More Information About the Fund
Fund Overview
The Fund is a “fund-of-funds” that pursues its investment objective by investing in Underlying Funds. The Fund is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Fund strives to provide shareholders with diversification primarily through both a professionally designed asset allocation model and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.
Investment Objective
The Fund seeks long-term capital appreciation and income.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
Under normal conditions, the Fund will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in fixed income securities.
GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The first step in GWCM’s allocation process is to determine the Fund’s asset class allocations. Second, once the asset allocation is determined, GWCM selects the Underlying Funds. GWCM uses its proprietary investment process for selecting the Underlying Funds in which the Fund invests. Most, if not all, of the Underlying Funds in which the Fund invests are Index Funds that are designed to track the performance of a specified securities index. The Fund follows an approach of investing primarily in Index
6

Funds that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.
The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	20.79%	International	13.86%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	11.66%	Emerging Markets	4.56%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	9.13%	Bond	35.00%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	5.00%
		GWL&A Contract
GWCM reviews the asset class allocations, the Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to the asset class allocations, the Underlying Fund allocations, or the Underlying Funds themselves from time to time as appropriate in order to help the Fund achieve its investment objective. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the target allocations at any time without shareholder notice or approval. Accordingly, the Fund will not necessarily invest in the Underlying Funds listed above and may invest in Underlying Funds not listed above.
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. Changes to Underlying Funds, if deemed necessary by GWCM, will generally be made on the rebalancing date but may be affected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of rebalancing, expenses related to redemption fees, if applicable, may be incurred by the Fund at the Underling Fund level.
The potential rewards and risks associated with the Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that the Fund will meet its objective.
The Fund may also invest in the GWL&A Contract for allocations to the short-term bond/cash asset class. If the Fund invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Fund. The GWL&A Contract has a stable principal value and will pay the Fund a fixed rate of interest. GWL&A calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the GWL&A Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the GWL&A Contract, the Fund will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions the Fund’s performance may be adversely affected by its investment in the GWL&A Contract, GWCM believes that the stable nature of the GWL&A Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. GWL&A could decide to stop offering the GWL&A Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the GWL&A Contract, the Fund is exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations. It is important to note that only the Fund is entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Fund, GWCM, GWL&A nor any of their affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.
The Underlying Funds may include mutual funds that are directly advised by GWCM, mutual funds that are sub-advised by unaffiliated sub-advisers retained by GWCM, mutual funds that are advised by an affiliate of GWCM, and mutual funds that are advised by unaffiliated investment advisers. Irish Life Investment Managers Limited (“ILIM”) is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd, which like GWCM, is owned through a series of wholly owned subsidiaries of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.
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In pursuing the Fund’s investment objective, GWCM has considerable discretion with respect to the use of investments and investment strategies, which means that GWCM can decide whether to use them or not.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board of Directors of Great-West Funds (the “Board”) without shareholder approval.
Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, the Fund indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, derivatives, and short-term investments. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at http://www.sec.gov.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk

•Since the Fund invests directly in Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Changes in the net asset values of each Underlying Fund affect the net asset values of the Fund. As a result, over the long-term the Fund's ability to meet its investment objective will depend on the ability of the Underlying Funds to meet their own investment objectives.
•The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
•The ability of the Fund to achieve its investment objectives depends on GWCM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that GWCM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
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•GWCM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Fund's investments among the Underlying Funds. GWCM is subject to conflicts of interest because GWCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to GWCM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Fund. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.
•From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Fund.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of the Fund.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible securities may decline in value if the price of a common stock falls below the conversion price.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause an Underlying Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
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Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities can subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying Fund’s investments. Investment performance may also be more volatile when an Underlying Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
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Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and an Underlying Fund may be unable to sell such securities when necessary to meet its liquidity needs Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of an Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying Fund’s volatility. There can be no assurance that an Underlying Fund’s use of derivative contracts will work as intended, and it is possible for an Underlying Fund to lose more than its original investment.
• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. Forward contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent
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participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that an Underlying Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, an Underlying Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying Fund. An Underlying Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase an Underlying Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.
You should be aware that the Fund is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
More Information About the Fund’s Fees and Expenses
The expenses shown in the Fund’s table of Annual Fund Operating Expenses are for the fiscal period ended December 31, 2020. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of the Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Fund. Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the
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Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Fund or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Fund.
Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. GWCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Fund would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Fund also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds. The Fund will not invest in shares of Underlying Funds that are sold with a contingent deferred sales charge.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Funds. GWCM is a wholly-owned subsidiary of GWL&A. As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
The Fund is managed by an Asset Allocation Committee of GWCM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Director, Portfolio Construction & Research, is the Chairperson of the Asset Allocation Committee. He has managed the Fund since 2014. In addition to the Fund, Mr. Corwin manages the Great-West Profile Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds, and collective investment trusts managed by GWCM. Mr. Corwin received a B.S. in Business Administration with an emphasis in Finance as well as a minor in Mathematics from the University of Colorado.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Fund since 2018. In addition to the Fund, Ms. Mendelsberg manages the Great-West Bond Index Fund, Great-West Profile Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds and collective investment trusts managed by GWCM. Ms. Mendelsberg was previously a Partner and Investment Principal/Equity Analyst at Cambiar Investors from 1997-2016. Ms. Mendelsberg received a B.A. in Economics and Classics from Brown University.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the Fund’s average daily net assets. GWCM is responsible for all fees and expenses incurred in performing the services set forth in the investment advisory agreement and all other fees and expenses, except that the Fund shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Service Class and Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class, Service Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to the GWL&A Contract. The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
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Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s (or Underlying Fund’s) assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Fund net asset values are not readily available, the Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board.
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Because the Fund is primarily invested in shares of Underlying Funds, the Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable annuity contracts investing in the Fund through subaccount units, IRA owners and other retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When an Underlying Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Underlying Funds determine their net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in Underlying Funds that invest in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Underlying Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the shares of Underlying Funds, which will reduce the Underlying Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, an Underlying Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Underlying Fund holds other types of less liquid securities.
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Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund's practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
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The practices and policies described above relate only to deterring and curtailing market timing in the Fund. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable annuity contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Fund’s return on such foreign securities, which will reduce the return of the Fund.
Share Classes
The Fund has four classes of shares, Institutional Class, Investor Class, Service Class and Class L shares. Each class is identical except that Service Class and Class L shares have a distribution and service plan which is described below, and Investor Class, Service Class and Class L shares have a Shareholder Services Fee which is described below.
Service Class Distribution Plan
The Fund has adopted a distribution, or “Rule 12b-1,” plan for its Service Class shares. The plan allows the Service Class shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sale of Service Class shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Service Class shareholders.
The Rule 12b-1 plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Service Class shares of the Fund). Because these fees are paid out of Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Class L shareholders.
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The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class, Service Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other
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than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class, Service Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Investor Class
12/31/2020	$13.41	0.32	1.48	1.80	(0.28)	(0.54)	(0.82)	$14.39	13.92%
12/31/2019	$12.25	0.30	1.84	2.14	(0.26)	(0.72)	(0.98)	$13.41	17.79%
12/31/2018	$13.77	0.31	(1.02)	(0.71)	(0.27)	(0.54)	(0.81)	$12.25	(5.33%)
12/31/2017	$12.69	0.29	1.34	1.63	(0.26)	(0.29)	(0.55)	$13.77	12.94%
12/31/2016	$12.14	0.28	0.77	1.05	(0.24)	(0.26)	(0.50)	$12.69	8.73%
Service Class
12/31/2020	$13.61	0.36	1.45	1.81	(0.25)	(0.54)	(0.79)	$14.63	13.76%
12/31/2019	$12.42	0.30	1.85	2.15	(0.24)	(0.72)	(0.96)	$13.61	17.65%
12/31/2018	$13.94	0.30	(1.03)	(0.73)	(0.25)	(0.54)	(0.79)	$12.42	(5.43%)
12/31/2017	$12.83	0.27	1.36	1.63	(0.23)	(0.29)	(0.52)	$13.94	12.84%
12/31/2016	$12.26	0.25	0.79	1.04	(0.21)	(0.26)	(0.47)	$12.83	8.60%
Class L
12/31/2020	$11.63	0.23	1.28	1.51	(0.23)	(0.54)	(0.77)	$12.37	13.54%
12/31/2019	$10.74	0.24	1.60	1.84	(0.23)	(0.72)	(0.95)	$11.63	17.47%
12/31/2018	$12.18	0.27	(0.92)	(0.65)	(0.25)	(0.54)	(0.79)	$10.74	(5.54%)
12/31/2017	$11.29	0.25	1.16	1.41	(0.23)	(0.29)	(0.52)	$12.18	12.64%
12/31/2016	$10.88	0.28	0.62	0.90	(0.23)	(0.26)	(0.49)	$11.29	8.36%
Institutional Class
12/31/2020	$9.29	0.26	1.00	1.26	(0.35)	(0.54)	(0.89)	$9.66	14.27%
12/31/2019	$8.78	0.26	1.30	1.56	(0.33)	(0.72)	(1.05)	$9.29	18.13%
12/31/2018	$10.15	0.29	(0.77)	(0.48)	(0.35)	(0.54)	(0.89)	$8.78	(4.91%)
12/31/2017	$9.52	0.27	0.98	1.25	(0.33)	(0.29)	(0.62)	$10.15	13.27%
12/31/2016	$9.25	0.34	0.48	0.82	(0.29)	(0.26)	(0.55)	$9.52	9.08%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$417,503	0.45%	0.42%	2.38%	28%
12/31/2019	$325,174	0.45%	0.42%	2.28%	18%
12/31/2018	$263,182	0.45%	0.42%	2.28%	18%
12/31/2017	$284,473	0.45%	0.42%	2.19%	9%
12/31/2016	$226,067	0.45%	0.43%	2.25%	11%
Service Class
12/31/2020	$73,136	0.55%	0.52%	2.69%	28%
12/31/2019	$78,401	0.55%	0.52%	2.23%	18%
12/31/2018	$63,353	0.55%	0.52%	2.17%	18%
12/31/2017	$72,766	0.55%	0.52%	2.02%	9%
12/31/2016	$68,347	0.55%	0.53%	2.00%	11%
Class L
12/31/2020	$355,129	0.70%	0.67%	2.02%	28%
12/31/2019	$390,943	0.70%	0.67%	2.05%	18%
12/31/2018	$336,083	0.70%	0.67%	2.24%	18%
12/31/2017	$270,098	0.70%	0.68%	2.07%	9%
12/31/2016	$171,966	0.70%	0.68%	2.50%	11%
Institutional Class
12/31/2020	$158,316	0.10%	0.07%	2.89%	28%
12/31/2019	$135,222	0.10%	0.07%	2.75%	18%
12/31/2018	$100,615	0.10%	0.07%	2.84%	18%
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	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
12/31/2017	$73,172	0.10%	0.08%	2.65%	9%
12/31/2016	$40,692	0.10%	0.08%	3.54%	11%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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Appendix A
Description of Composite Index
The Fund compares its returns to a composite index. The composite index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes:
•the S&P 500® Index (large blend) (Fund inception to present);
•the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present);
•the S&P SmallCap 600® Index (small blend) (Fund inception to present);
•the MSCI EAFE Index (international large blend) (Fund inception to present);
•the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to present);
•the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond) (Fund inception to present); and
•the Bloomberg Barclays Credit 1-3 Year Bond Index (short term bond) (September 20, 2013 to present).
Over time, the composite index will change with the Fund’s target asset allocation. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during that period.
The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy.
The S&P MidCap 400® Index is a market capitalization-weighted index comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.
The S&P SmallCap 600® Index is designed to measure the performance of publicly traded common stocks of the small company sector of the U.S. equities market.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of February 28, 2021, the MSCI EAFE Index consisted of 21 developed market country indices.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. As of February 28, 2021, the MSCI Emerging Markets Index consisted of 27 emerging economies.
The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.
The Bloomberg Barclays 1-3 Year Credit Bond Index is a subset of the Bloomberg Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.
23

GREAT-WEST FUNDS, INC.
Great-West SecureFoundation® Lifetime 2020 Fund Investor Class Ticker: MXSMX Service Class Ticker: MXSPX	Great-West SecureFoundation® Lifetime 2045 Fund Investor Class Ticker: MXSTX Service Class Ticker: MXSWX
Great-West SecureFoundation® Lifetime 2025 Fund Investor Class Ticker: MXSNX Service Class Ticker: MXSOX	Great-West SecureFoundation® Lifetime 2050 Fund Investor Class Ticker: MXFSX Service Class Ticker: MXHSX
Great-West SecureFoundation® Lifetime 2030 Fund Investor Class Ticker: MXSQX Service Class Ticker: MXASX	Great-West SecureFoundation® Lifetime 2055 Fund Investor Class Ticker: MXSYX Service Class Ticker: MXSZX
Great-West SecureFoundation® Lifetime 2035 Fund Investor Class Ticker: MXSRX Service Class Ticker: MXSSX	Great-West SecureFoundation® Lifetime 2060 Fund Investor Class Ticker: MXGWX Service Class Ticker: MXGYX
Great-West SecureFoundation® Lifetime 2040 Fund Investor Class Ticker: MXDSX Service Class Ticker: MXESX
(the “Fund(s)”)
This Prospectus describes 9 of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. Each Fund operates as a separate mutual fund and has its own investment objectives and strategies. Great-West Capital Management, LLC (“GWCM”), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”) and an affiliate of Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”), serves as investment adviser to the Funds.
Each Fund provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date) and personal objectives. Each Fund is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.” Shares of a Fund are only available as an investment option in connection with the purchase of a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) either as a fixed deferred annuity contract, a certificate to a group fixed deferred annuity contract issued by GWL&A, a variable annuity contract issued by GWL&A or GWL&A of NY, or a rider to a variable annuity contract issued by GWL&A or GWL&A of NY. For each Fund, the Guarantee goes into effect ten years prior to the year designated in the name of the applicable Fund. For more information about the Guarantee, please refer to the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable.
Shares of each Fund are sold to insurance company separate accounts for certain variable annuity contracts, to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans (“retirement plans”) (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.

This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Great-West SecureFoundation® Lifetime 2020 Fund
Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[2]	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses[3]	0.28%	0.63%	0.73%
Fee Waiver and Expense Reimbursement[4]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%	0.70%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Acquired Fund Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
3
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West SecureFoundation® Lifetime 2020 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$87	$154	$353
Investor Class	$61	$199	$348	$783
Service Class	$72	$230	$403	$904
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
1

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire or who retired in, or close to, 2020 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Under normal conditions, the Fund will invest 45-65% of its net assets in Underlying Funds that invest primarily in equity securities and 35-55% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract.
GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	21.50%	International	14.76%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	9.21%	Emerging Markets	4.81%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	5.68%	Bond	35.91%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	8.13%
		GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

2

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to
3

changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities
4

underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s Investor Class and Service Class shares average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2020 Composite Index. The 2020 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2020 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	12.23%
Worst Quarter	March 2020	-11.74%
5

Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Since Inception	Inception Date
Great-West SecureFoundation® Lifetime 2020 Fund Investor Class	12.93%	8.66%	7.33%	1/31/2011
Great-West SecureFoundation® Lifetime 2020 Fund Service Class	12.77%	8.55%	7.23%	1/31/2011
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.75%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Composite Index (reflects no deduction for fees, expenses or taxes)	11.92%	9.03%	7.85%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
6

Great-West SecureFoundation® Lifetime 2025 Fund
Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[2]	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses[3]	0.28%	0.63%	0.73%
Fee Waiver and Expense Reimbursement[4]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%	0.70%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Acquired Fund Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
3
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West SecureFoundation® Lifetime 2025 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$87	$154	$353
Investor Class	$61	$199	$348	$783
Service Class	$72	$230	$403	$904
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
7

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2025 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Under normal conditions, the Fund will invest 45-65% of its net assets in Underlying Funds that invest primarily in equity securities and 35-55% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract.
GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	21.50%	International	14.76%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	9.21%	Emerging Markets	4.81%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	5.68%	Bond	35.91%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	8.13%
		GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

8

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to
9

changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities
10

underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s Investor Class and Service Class shares average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2025 Composite Index. The 2025 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2025 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	12.27%
Worst Quarter	September 2011	-11.62%
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Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years
Great-West SecureFoundation® Lifetime 2025 Fund Investor Class	13.17%	8.70%	7.49%
Great-West SecureFoundation® Lifetime 2025 Fund Service Class	12.95%	8.58%	7.37%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Composite Index (reflects no deduction for fees, expenses or taxes)	11.92%	9.03%	7.97%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
12

Great-West SecureFoundation® Lifetime 2030 Fund
Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[2]	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses[3]	0.28%	0.63%	0.73%
Fee Waiver and Expense Reimbursement[4]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%	0.70%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Acquired Fund Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
3
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West SecureFoundation® Lifetime 2030 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$87	$154	$353
Investor Class	$61	$199	$348	$783
Service Class	$72	$230	$403	$904
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2030 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Under normal conditions, the Fund will invest 45-65% of its net assets in Underlying Funds that invest primarily in equity securities and 35-55% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract.
GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	21.50%	International	14.76%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	9.21%	Emerging Markets	4.81%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	5.68%	Bond	35.91%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	8.13%
		GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.
14

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
16

Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s Investor Class and Service Class shares average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2030 Composite Index. The 2030 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2030 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
17

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	12.65%
Worst Quarter	March 2020	-12.08%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Since Inception	Inception Date
Great-West SecureFoundation® Lifetime 2030 Fund Investor Class	13.03%	9.22%	7.88%	1/31/2011
Great-West SecureFoundation® Lifetime 2030 Fund Service Class	12.86%	9.09%	7.78%	1/31/2011
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.75%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Composite Index (reflects no deduction for fees, expenses or taxes)	11.68%	9.51%	8.42%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
18

Great-West SecureFoundation® Lifetime 2035 Fund
Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[2]	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses[3]	0.29%	0.64%	0.74%
Fee Waiver and Expense Reimbursement[4]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.27%	0.62%	0.72%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Acquired Fund Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
3
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West SecureFoundation® Lifetime 2035 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$28	$91	$161	$366
Investor Class	$63	$203	$355	$796
Service Class	$74	$235	$410	$917
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2035 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2035, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 55-75% of its net assets in Underlying Funds that invest primarily in equity securities and 25-45% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2025, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2025, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.
GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	25.04%	International	18.14%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	10.73%	Emerging Markets	6.21%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	7.18%	Bond	27.71%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	4.99%
		GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative until 2025. The glide path reflects the declining percentage of equities in the Fund as it approaches 2025. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors nearing retirement. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.
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Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
21

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
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Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s Investor Class and Service Class shares average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2035 Composite Index. The 2035 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2035 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	14.58%
Worst Quarter	March 2020	-15.61%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years
Great-West SecureFoundation® Lifetime 2035 Fund Investor Class	13.09%	9.99%	8.55%
Great-West SecureFoundation® Lifetime 2035 Fund Service Class	12.97%	9.87%	8.45%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Composite Index (reflects no deduction for fees, expenses or taxes)	12.33%	10.39%	9.11%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
24

Great-West SecureFoundation® Lifetime 2040 Fund
Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[2]	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses[3]	0.30%	0.65%	0.75%
Fee Waiver and Expense Reimbursement[4]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.29%	0.64%	0.74%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Acquired Fund Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
3
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West SecureFoundation® Lifetime 2040 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$30	$95	$168	$380
Investor Class	$65	$207	$361	$809
Service Class	$76	$239	$416	$929
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2040 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2040, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 65-85% of its net assets in Underlying Funds that invest primarily in equity securities and 15-35% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2030, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2030, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.
GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	28.27%	International	21.59%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	12.12%	Emerging Markets	7.75%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	8.77%	Bond	18.89%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	2.60%
		GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative until 2030. The glide path reflects the declining percentage of equities in the Fund as it approaches 2030. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors nearing retirement. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.
26

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
27

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
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Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s Investor Class and Service Class shares average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2040 Composite Index. The 2040 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2040 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	16.42%
Worst Quarter	March 2020	-18.69%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Since Inception	Inception Date
Great-West SecureFoundation® Lifetime 2040 Fund Investor Class	13.49%	10.67%	8.80%	1/31/2011
Great-West SecureFoundation® Lifetime 2040 Fund Service Class	13.47%	10.56%	8.71%	1/31/2011
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.75%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Composite Index (reflects no deduction for fees, expenses or taxes)	12.95%	11.07%	9.43%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Great-West SecureFoundation® Lifetime 2045 Fund
Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[2]	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses[3]	0.31%	0.66%	0.76%
Fee Waiver and Expense Reimbursement[4]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.30%	0.65%	0.75%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Acquired Fund Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
3
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4
The investment adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund allocates to a GWL&A Contract. The agreement’s current term ends on April 30, 2022. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the fee waiver and expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West SecureFoundation® Lifetime 2045 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$31	$99	$173	$392
Investor Class	$66	$210	$367	$822
Service Class	$77	$242	$421	$941
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2045 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2045, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities and 5-25% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2035, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2035, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.
GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	30.15%	International	24.24%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	12.92%	Emerging Markets	9.12%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	10.08%	Bond	12.27%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	1.22%
		GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative until 2035. The glide path reflects the declining percentage of equities in the Fund as it approaches 2035. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors nearing retirement. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.
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Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
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The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
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Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s Investor Class and Service Class shares average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2045 Composite Index. The 2045 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2045 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	17.60%
Worst Quarter	March 2020	-20.92%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years
Great-West SecureFoundation® Lifetime 2045 Fund Investor Class	13.35%	10.90%	9.00%
Great-West SecureFoundation® Lifetime 2045 Fund Service Class	13.15%	10.79%	8.88%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Composite Index (reflects no deduction for fees, expenses or taxes)	13.41%	11.44%	9.63%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Great-West SecureFoundation® Lifetime 2050 Fund
Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[2]	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses[3]	0.31%	0.66%	0.76%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Acquired Fund Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
3
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West SecureFoundation® Lifetime 2050 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$32	$100	$174	$393
Investor Class	$67	$211	$368	$822
Service Class	$78	$243	$422	$942
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2050 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2050, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Funds that invest primarily in equity securities and 2-25% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2040, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2040, it is anticipated that the asset allocation between equity and
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fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.
GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	30.43%	International	25.77%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	13.04%	Emerging Markets	10.14%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	10.93%	Bond	9.11%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	0.58%
		GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative until 2040. The glide path reflects the declining percentage of equities in the Fund as it approaches 2040. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors nearing retirement. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

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Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to
39

changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities
40

underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. Using
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s Investor Class and Service Class shares average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2050 Composite Index. The 2050 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2050 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	17.98%
Worst Quarter	March 2020	-21.69%
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Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Since Inception	Inception Date
Great-West SecureFoundation® Lifetime 2050 Fund Investor Class	13.56%	11.03%	8.84%	1/31/2011
Great-West SecureFoundation® Lifetime 2050 Fund Service Class	13.49%	10.92%	8.73%	1/31/2011
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.75%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Composite Index (reflects no deduction for fees, expenses or taxes)	13.67%	11.56%	9.53%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
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Great-West SecureFoundation® Lifetime 2055 Fund
Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[2]	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses[3]	0.31%	0.66%	0.76%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Acquired Fund Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
3
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West SecureFoundation® Lifetime 2055 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$32	$100	$174	$393
Investor Class	$67	$211	$368	$822
Service Class	$78	$243	$422	$942
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2055 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2055, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Funds that invest primarily in equity securities and 2-25% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2045, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2045, it is anticipated that the asset allocation between equity and
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fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.
GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	29.78%	International	26.53%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	12.76%	Emerging Markets	10.92%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	11.45%	Bond	8.05%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	0.51%
		GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative until 2045. The glide path reflects the declining percentage of equities in the Fund as it approaches 2045. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors nearing retirement. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

44

Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to
45

changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities
46

underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. Using
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s Investor Class and Service Class shares average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2055 Composite Index. The 2055 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2055 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	18.05%
Worst Quarter	March 2020	-22.02%
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Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years
Great-West SecureFoundation® Lifetime 2055 Fund Investor Class	13.42%	11.00%	8.87%
Great-West SecureFoundation® Lifetime 2055 Fund Service Class	13.38%	10.91%	8.76%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	15.52%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Composite Index (reflects no deduction for fees, expenses or taxes)	13.73%	11.58%	9.50%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2014
Maria Mendelsberg, CFA	Portfolio Manager	2018
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
48

Great-West SecureFoundation® Lifetime 2060 Fund
Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not describe the fees, expenses or withdrawal charges imposed by the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses shown would be higher.
Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Service Class
Management Fees	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%
Other Expenses	0.00%	0.35%	0.35%
Shareholder Services Fees	0.00%	0.35%	0.35%
Acquired Fund Fees and Expenses[2]	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses[3]	0.31%	0.66%	0.76%
1
The fees and expenses of the Fund have been restated to reflect fee and expense changes that will be effective on April 30, 2021.
2
The Acquired Fund Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
3
The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West SecureFoundation® Lifetime 2060	1 Year	3 Years	5 Years	10 Years
Institutional Class	$32	$100	$174	$393
Investor Class	$67	$211	$368	$822
Service Class	$78	$243	$422	$942
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 892% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2060 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2060, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Funds that invest primarily in equity securities and 2-25% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2050, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2050, it is anticipated that the asset allocation between equity and
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fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.
GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	28.91%	International	27.09%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	12.39%	Emerging Markets	11.66%
Great-West S&P Mid Cap 400® Index Fund Institutional		Fidelity Emerging Markets Index Fund
Small Cap	11.87%	Bond	7.62%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	0.47%
		GWL&A Contract
The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative until 2050. The glide path reflects the declining percentage of equities in the Fund as it approaches 2050. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors nearing retirement. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

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Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fund-of-Funds Structure Risk
•Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more expenses than a direct investment in the Underlying Funds.
• The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to
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changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities
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underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. Using
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund’s Investor Class and Service Class shares average annual total return to the performance of a broad-based securities market index, a secondary index, and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2060 Composite Index. The 2060 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2060 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees, expenses or withdrawal charges of the Guarantee Benefit Fee, or the fees and expenses of any Permitted Account. If the Guarantee Benefit Fee or fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	18.22%
Worst Quarter	March 2020	-22.04%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Since Inception	Inception Date
Great-West SecureFoundation® Lifetime 2060 Fund Investor Class	13.11%	12.96%	5/1/2019
Great-West SecureFoundation® Lifetime 2060 Fund Service Class	13.25%	13.03%	5/1/2019
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	20.82%	19.35%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	7.86%
Composite Index (reflects no deduction for fees, expenses or taxes)	13.70%	13.33%
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Andrew Corwin, CFA	Director, Portfolio Construction & Research	2019
Maria Mendelsberg, CFA	Portfolio Manager	2019
For important information about the purchase and sale of Fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.
Purchase and Sale of Fund Shares
The Funds are not sold directly to the general public, but instead may be offered as underlying investments for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Funds.
The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
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Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable annuity contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable annuity contract, retirement plan, or IRA. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Funds may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Funds
Overview of the Funds
Each Fund is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Funds. The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Funds strive to provide shareholders with diversification through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.
Shares of a Fund are only available as an investment option in connection with the purchase of the Guarantee. For each Fund, the Guarantee goes into effect (the “Guarantee Trigger Date”) ten years prior to the year designated in the name of the applicable Fund. For example, the Guarantee Trigger Date is January 3, 2045 for the Great-West SecureFoundation Lifetime 2055 Fund. If you purchase shares of a Fund prior to the applicable Guarantee Trigger Date, you will not be deemed to have purchased the Guarantee until the Guarantee Trigger Date for that Fund.
Investment Objective
The investment objective of each Fund is located in the “Fund Summaries” section at the front of this Prospectus.
Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.
Each Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, the year designated in the name of the Fund (which is assumed to be at age 65). Each Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to the year designated in the name of the Fund, each Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time until the Guarantee Trigger Date, each Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Once a Fund reaches its Guarantee Trigger Date, the asset allocation between equity and fixed income investments is anticipated to become relatively static, subject to any revisions to the asset classes, asset allocations, and Underlying Funds made by GWCM. After its Guarantee Trigger Date, it is anticipated that each Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.
GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The first step in GWCM’s process is to determine each Fund’s asset class allocations. GWCM has engaged Morningstar Investment Management LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to GWCM in connection with the development and periodic review of each Fund’s allocations. However, GWCM ultimately has sole responsibility for determining each Fund's asset class allocations and its investments in Underlying Funds.
Second, once the asset allocation is determined, GWCM selects the Underlying Funds. GWCM uses its proprietary investment process for selecting the Underlying Funds in which the Funds invest. Most, if not all, of the Underlying Funds in which the Funds invest are Index Funds that are designed to track the performance of a specified securities index. The Funds follow an approach of
55

investing primarily in Index Funds that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.
The following table demonstrates, under normal circumstances, how each Fund currently expects (as of the date of this Prospectus) to allocate among equity and fixed income Underlying Funds. Please note that each Fund’s allocations between equity and fixed income Underlying Funds will change over time as further described in this Prospectus.
Fund	Equity Fund Allocation	Fixed Income Fund Allocation
Great-West SecureFoundation® Lifetime 2020 Fund	45-65%	35-55%
Great-West SecureFoundation® Lifetime 2025 Fund	45-65%	35-55%
Great-West SecureFoundation® Lifetime 2030 Fund	45-65%	35-55%
Great-West SecureFoundation® Lifetime 2035 Fund	55-75%	25-45%
Great-West SecureFoundation® Lifetime 2040 Fund	65-85%	15-35%
Great-West SecureFoundation® Lifetime 2045 Fund	75-95%	5-25%
Great-West SecureFoundation® Lifetime 2050 Fund	75-98%	2-25%
Great-West SecureFoundation® Lifetime 2055 Fund	75-98%	2-25%
Great-West SecureFoundation® Lifetime 2060 Fund	75-98%	2-25%
The following table shows the target allocation for the various asset classes and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus.
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Asset Class (Underlying Funds)	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund
Large Cap	21.50%	21.50%	21.50%	25.04%	28.27%
Great-West S&P 500® Index Fund Institutional
Mid Cap	9.21%	9.21%	9.21%	10.73%	12.12%
Great-West S&P Mid Cap 400® Index Fund Institutional
Small Cap	5.68%	5.68%	5.68%	7.18%	8.77%
Great-West S&P Small Cap 600® Index Fund Institutional
International	14.76%	14.76%	14.76%	18.14%	21.59%
Great-West International Index Fund Institutional
Emerging Markets	4.81%	4.81%	4.81%	6.21%	7.75%
Fidelity Emerging Markets Index Fund
Bond	35.91%	35.91%	35.91%	27.71%	18.89%
Great-West Bond Index Fund Institutional
Short-Term Bond	8.13%	8.13%	8.13%	4.99%	2.60%
GWL&A Contract

Asset Class (Underlying Funds)	2045 Fund	2050 Fund	2055 Fund	2060 Fund
Large Cap	30.15%	30.43%	29.78%	28.91%
Great-West S&P 500® Index Fund Institutional
Mid Cap	12.92%	13.04%	12.76%	12.39%
Great-West S&P Mid Cap 400® Index Fund Institutional
Small Cap	10.08%	10.93%	11.45%	11.87%
Great-West S&P Small Cap 600® Index Fund Institutional
International	24.24%	25.77%	26.53%	27.09%
Great-West International Index Fund Institutional
Emerging Markets	9.12%	10.14%	10.92%	11.66%
Fidelity Emerging Markets Index Fund
Bond	12.27%	9.11%	8.05%	7.62%
Great-West Bond Index Fund Institutional
Short-Term Bond	1.22%	0.58%	0.51%	0.47%
GWL&A Contract
GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations, the Underlying Fund allocations, or the Underlying Funds themselves from time to time as appropriate to the individual strategies of each Fund and in order to help achieve each Fund’s investment objective. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the target allocations at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed above, and may invest in Underlying Funds not listed above.
Each Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. Changes in Underlying Funds, if deemed necessary by GWCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Fund at the Underlying Fund level.
The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that any of the Funds will meet its respective objective.
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Each Fund may also invest in the GWL&A Contract for allocations to the short-term bond/cash asset class. If a Fund invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Fund. The GWL&A Contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. GWL&A calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the GWL&A Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the GWL&A Contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Fund’s performance may be adversely affected by its investment in the GWL&A Contract, GWCM believes that the stable nature of the GWL&A Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. GWL&A could decide to stop offering the GWL&A Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the GWL&A Contract, the Funds are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations. It is important to note that only the Funds holding the GWL&A Contract are entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Fund, GWCM, GWL&A nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income. The Underlying Funds may include mutual funds that are directly advised by GWCM, mutual funds that are sub-advised by affiliated or unaffiliated sub-advisers retained by GWCM, mutual funds that are advised by an affiliate of GWCM, and mutual funds that are advised by unaffiliated investment advisers. Irish Life Investment Managers Limited (“ILIM”) is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd, which like GWCM, is owned through a series of wholly-owned subsidiaries of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.
The following chart illustrates the Funds’ target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Funds’ neutral allocations (without any tactical adjustments by GWCM). The Funds’ actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

In pursuing each Fund’s investment objective, GWCM has considerable discretion with respect to the use of investments and investment strategies, which means that GWCM can decide whether to use them or not.
Each Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board of Directors of Great-West Funds (the “Board”) without shareholder approval.
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Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, each Fund indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, derivatives, and short-term investments. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at http://www.sec.gov.
Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should a Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Principal Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. The detailed descriptions of the principal investment risks set forth below apply to the Funds in varying degrees depending on the asset allocation of each Fund. The principal investment risks in the “Fund Summaries” section at the front of this Prospectus are presented in an order that reflects GWCM’s current assessment of relative importance of the principal investment risks for each Fund.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.
Fund-of-Funds Structure Risk
•Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long-term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.
•The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.
•Since the Funds invest in Underlying Funds, you will bear your proportionate share of expenses of the applicable Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Funds entails more expenses than a direct investment in the Underlying Funds.
•The ability of each Fund to achieve its investment objectives depends on GWCM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that GWCM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.
•The Funds are classified as non-diversified under the 1940 Act, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds. As a result, the net asset value of the Funds’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.
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•GWCM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. GWCM is subject to conflicts of interest because GWCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to GWCM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.
•From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.
Single Issuer Risk - The GWL&A Contract in which the Funds invest has a stable principal value and pays a fixed rate of interest to each Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, a Fund may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.
Target Date Fund Risk - The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts, forward contracts, options and swaps may expose an Underlying Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or an Underlying Fund's other portfolio holdings, the risk that a derivative could expose an Underlying Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of an Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase an Underlying Fund’s volatility. There can be no assurance that an Underlying Fund’s use of derivative contracts will work as intended, and it is possible for an Underlying Fund to lose more than its original investment.
• Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. Forward contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
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• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that an Underlying Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Options Risk. By investing in options, an Underlying Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. An Underlying Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, an Underlying Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase an Underlying Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

• Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Underlying Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to an Underlying Fund. An Underlying Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase an Underlying Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing an Underlying Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible securities may decline in value if the price of a common stock falls below the conversion price.
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Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that an Underlying Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities can subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which an Underlying Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of an Underlying Fund’s investments. Investment performance may also be more volatile when an Underlying Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Index Risk - Because an index fund is designed to track the performance of a benchmark index, investors should generally expect the value of the index fund to decline when the performance of its benchmark index declines. As a result, it is possible the index fund could have poor investment results even if it closely tracks the return of its benchmark index, because the adverse performance of a particular security normally will not result in eliminating the security from the fund. It is possible the benchmark index may perform unfavorably and/or underperform the market as a whole. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy. An index fund is not actively managed and portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the index fund’s return to be lower than if the index fund employed an active strategy.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Liquidity Risk - An Underlying Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of an Underlying Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and an Underlying Fund may be unable to sell such securities when necessary to meet its liquidity needs Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in
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fluctuations in an Underlying Fund’s share price. Increased redemptions due to a rise in interest rates may require an Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect an Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Market Risk - The value of an Underlying Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by an Underlying Fund, particular industries represented in an Underlying Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of an Underlying Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause an Underlying Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.
You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Funds' portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
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More Information About the Funds’ Fees and Expenses
The expenses shown in each Fund’s table of Annual Fund Operating Expenses are for the fiscal period ended December 31, 2020. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.
With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objectives by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Funds.
Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. GWCM will arrange for Great-West Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds. The Funds will not invest in shares of Underlying Funds that are sold with a contingent deferred sales charge.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Funds. GWCM is a wholly-owned subsidiary of GWL&A. As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
The Funds are managed by an Asset Allocation Committee of GWCM comprised of Andrew Corwin and Maria Mendelsberg.

•Andrew Corwin, CFA, Director, Portfolio Construction & Research, is the Chairperson of the Asset Allocation Committee. He has managed the SecureFoundation Lifetime 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Funds since 2014 and has managed the SecureFoundation Lifetime 2060 Fund since inception. In addition to the Funds, Mr. Corwin manages the Great-West Profile Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds, and collective investment trusts managed by GWCM. Mr. Corwin received a B.S. in Business Administration with an emphasis in Finance as well as a minor in Mathematics from the University of Colorado.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the SecureFoundation Lifetime 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Funds since 2018 and has managed the SecureFoundation Lifetime 2060 Fund since inception. In addition to the Funds, Ms. Mendelsberg manages the Great-West Bond Index Fund, Great-West Profile Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds and collective investment trusts managed by GWCM. Ms. Mendelsberg was previously a Partner and Investment Principal/Equity Analyst at Cambiar Investors from 1997-2016. Ms. Mendelsberg received a B.A. in Economics and Classics from Brown University.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.
Advisory Fees
For its services, with respect to each Fund, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the applicable Fund’s average daily net assets. GWCM is responsible for all fees and expenses incurred in performing the services set forth in the investment advisory agreement and all other fees and expenses, except that the Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Service Class shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Service Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to reduce its management fee by 0.35% of the amount each Fund allocates to the GWL&A Contract. The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.
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A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2020 and will be available in the Funds’ Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Funds or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Funds.
Shareholder Information
Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Funds are generally available only to shareholders residing in the United States. However, the Funds may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging a Fund's shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which a Fund's NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be
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accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
Each Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Fund net asset values are not readily available, each Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board.
Because each Fund is primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Funds on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Funds.
A Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
Each Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. Each Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, each Fund typically expects to meet daily shareholder redemptions by monitoring each Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. Each Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by each Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Funds at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable annuity contracts investing in the Fund through subaccount units, IRA owners and other retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When an Underlying Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Underlying Funds
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determine their net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Funds invest to varying degrees in Underlying Funds that invest in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Underlying Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the shares of Underlying Funds, which will reduce the Underlying Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, an Underlying Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Underlying Fund holds other types of less liquid securities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of a Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within a Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into a Fund made with new assets contributed or rolled into the shareholder’s account) into a Fund for a thirty (30) day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, a Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Funds are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Funds that may be caused by market-timing activities following a significant market event that occurs prior to the Funds' pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Funds do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make
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market timing and/or excessive trading transactions with the result that management of the Funds may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Funds.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.
Voting Procedures for Variable Contract Owners
Shares attributable to the Funds held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a variable contract) to the total number of votes attributable to a Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which a Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Funds, will be voted in the same proportion as shares for which the Funds have received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. Each Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.
If a Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if a Fund fails to qualify as a regulated investment company, owners of variable annuity contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Funds depend on the provisions of the Permitted Account through which you invest in the Funds. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.
Share Classes
The Funds have three classes of shares, Institutional Class, Investor Class and Service Class shares. Each class is identical except that Service Class shares have a distribution and service plan which is described below, and Investor Class and Service Class shares have a Shareholder Services Fee which is described below.
Service Class Distribution Plan
The Funds have adopted a distribution, or “Rule 12b-1,” plan for their Service Class shares. The plan allows the Service Class shares of the Funds to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses
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primarily intended to result in the sale of Service Class shares of the Funds and/or for providing or arranging for the provision of services to the Funds' Service Class shareholders.
The Rule 12b-1 plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Service Class shares of the Funds). Because these fees are paid out of Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Service Class shares of the Funds (“Shareholder Services Fee”). To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Funds. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Funds.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
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GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Funds ends on December 31 of each year. Twice a year, shareholders of each Fund will receive a report containing a summary of each Fund's performance and other information.
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Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Investor Class and Service Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Investor Class or Service Class) share. No information is presented for the Funds' Institutional Class shares, which had not commenced operations as of December 31, 2020. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds' Annual Report, which is available upon request.
Selected data for a share of capital stock of each Fund throughout the periods indicated.
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Great-West SecureFoundation® Lifetime 2020 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Investor Class
12/31/2020	$11.67	0.25	1.20	1.45	(0.27)	(0.51)	(0.78)	$12.34	12.93%
12/31/2019	$10.81	0.27	1.54	1.81	(0.27)	(0.68)	(0.95)	$11.67	16.92%
12/31/2018	$12.68	0.27	(0.91)	(0.64)	(0.28)	(0.95)	(1.23)	$10.81	(5.23%)
12/31/2017	$11.73	0.25	1.23	1.48	(0.26)	(0.27)	(0.53)	$12.68	12.67%
12/31/2016	$11.37	0.24	0.60	0.84	(0.24)	(0.24)	(0.48)	$11.73	7.44%
Service Class
12/31/2020	$11.73	0.27	1.17	1.44	(0.25)	(0.51)	(0.76)	$12.41	12.77%
12/31/2019	$10.86	0.25	1.55	1.80	(0.25)	(0.68)	(0.93)	$11.73	16.85%
12/31/2018	$12.72	0.26	(0.91)	(0.65)	(0.26)	(0.95)	(1.21)	$10.86	(5.37%)
12/31/2017	$11.74	0.23	1.25	1.48	(0.23)	(0.27)	(0.50)	$12.72	12.71%
12/31/2016	$11.39	0.24	0.58	0.82	(0.23)	(0.24)	(0.47)	$11.74	7.24%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$36,115	0.47%	0.43%	2.16%	36%
12/31/2019	$43,141	0.47%	0.43%	2.31%	20%
12/31/2018	$39,310	0.47%	0.43%	2.14%	22%
12/31/2017	$69,396	0.47%	0.44%	2.05%	15%
12/31/2016	$63,971	0.47%	0.44%	2.03%	21%
Service Class
12/31/2020	$6,997	0.57%	0.53%	2.33%	36%
12/31/2019	$7,445	0.57%	0.53%	2.17%	20%
12/31/2018	$7,564	0.57%	0.53%	2.04%	22%
12/31/2017	$9,596	0.57%	0.54%	1.86%	15%
12/31/2016	$10,221	0.57%	0.54%	2.04%	21%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
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Great-West SecureFoundation® Lifetime 2025 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Investor Class
12/31/2020	$10.72	0.23	1.12	1.35	(0.16)	(0.46)	(0.62)	$11.45	13.17%
12/31/2019	$10.03	0.25	1.41	1.66	(0.25)	(0.72)	(0.97)	$10.72	16.95%
12/31/2018	$11.76	0.27	(0.86)	(0.59)	(0.27)	(0.87)	(1.14)	$10.03	(5.27%)
12/31/2017	$10.98	0.24	1.15	1.39	(0.25)	(0.36)	(0.61)	$11.76	12.73%
12/31/2016	$10.88	0.24	0.55	0.79	(0.23)	(0.46)	(0.69)	$10.98	7.39%
Service Class
12/31/2020	$10.92	0.25	1.11	1.36	(0.15)	(0.46)	(0.61)	$11.67	12.95%
12/31/2019	$10.18	0.22	1.46	1.68	(0.22)	(0.72)	(0.94)	$10.92	16.88%
12/31/2018	$11.90	0.23	(0.85)	(0.62)	(0.23)	(0.87)	(1.10)	$10.18	(5.43%)
12/31/2017	$11.08	0.22	1.18	1.40	(0.22)	(0.36)	(0.58)	$11.90	12.74%
12/31/2016	$10.97	0.22	0.56	0.78	(0.21)	(0.46)	(0.67)	$11.08	7.23%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$28,079	0.47%	0.43%	2.13%	31%
12/31/2019	$33,487	0.47%	0.43%	2.31%	19%
12/31/2018	$29,639	0.47%	0.43%	2.33%	33%
12/31/2017	$38,911	0.47%	0.44%	2.10%	25%
12/31/2016	$32,386	0.47%	0.45%	2.12%	23%
Service Class
12/31/2020	$20,793	0.57%	0.53%	2.32%	31%
12/31/2019	$22,522	0.57%	0.53%	1.97%	19%
12/31/2018	$28,115	0.57%	0.53%	1.92%	33%
12/31/2017	$41,911	0.57%	0.54%	1.85%	25%
12/31/2016	$45,951	0.57%	0.55%	1.92%	23%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
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Great-West SecureFoundation® Lifetime 2030 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Investor Class
12/31/2020	$12.25	0.20	1.30	1.50	(0.11)	(0.85)	(0.96)	$12.79	13.03%
12/31/2019	$11.29	0.28	1.67	1.95	(0.28)	(0.71)	(0.99)	$12.25	17.58%
12/31/2018	$13.37	0.29	(1.00)	(0.71)	(0.29)	(1.08)	(1.37)	$11.29	(5.56%)
12/31/2017	$12.20	0.27	1.46	1.73	(0.27)	(0.29)	(0.56)	$13.37	14.32%
12/31/2016	$11.75	0.25	0.72	0.97	(0.25)	(0.27)	(0.52)	$12.20	8.31%
Service Class
12/31/2020	$12.33	0.26	1.23	1.49	(0.13)	(0.85)	(0.98)	$12.84	12.86%
12/31/2019	$11.35	0.28	1.67	1.95	(0.26)	(0.71)	(0.97)	$12.33	17.41%
12/31/2018	$13.43	0.28	(1.01)	(0.73)	(0.27)	(1.08)	(1.35)	$11.35	(5.61%)
12/31/2017	$12.24	0.25	1.48	1.73	(0.25)	(0.29)	(0.54)	$13.43	14.24%
12/31/2016	$11.78	0.22	0.73	0.95	(0.22)	(0.27)	(0.49)	$12.24	8.15%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$30,087	0.47%	0.43%	1.70%	33%
12/31/2019	$74,921	0.47%	0.43%	2.34%	16%
12/31/2018	$65,188	0.47%	0.44%	2.23%	30%
12/31/2017	$103,562	0.47%	0.44%	2.10%	11%
12/31/2016	$88,168	0.47%	0.45%	2.06%	18%
Service Class
12/31/2020	$8,671	0.57%	0.53%	2.19%	33%
12/31/2019	$8,821	0.57%	0.53%	2.27%	16%
12/31/2018	$8,063	0.57%	0.54%	2.13%	30%
12/31/2017	$8,856	0.57%	0.54%	1.94%	11%
12/31/2016	$8,973	0.57%	0.55%	1.81%	18%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
74

Great-West SecureFoundation® Lifetime 2035 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Investor Class
12/31/2020	$11.47	0.17	1.21	1.38	(0.08)	(0.89)	(0.97)	$11.88	13.09%
12/31/2019	$10.54	0.28	1.75	2.03	(0.27)	(0.83)	(1.10)	$11.47	19.67%
12/31/2018	$12.94	0.29	(1.14)	(0.85)	(0.29)	(1.26)	(1.55)	$10.54	(6.82%)
12/31/2017	$11.70	0.27	1.67	1.94	(0.27)	(0.43)	(0.70)	$12.94	16.80%
12/31/2016	$11.59	0.25	0.82	1.07	(0.26)	(0.70)	(0.96)	$11.70	9.29%
Service Class
12/31/2020	$11.68	0.26	1.15	1.41	(0.07)	(0.89)	(0.96)	$12.13	12.97%
12/31/2019	$10.70	0.24	1.81	2.05	(0.24)	(0.83)	(1.07)	$11.68	19.53%
12/31/2018	$13.08	0.24	(1.11)	(0.87)	(0.25)	(1.26)	(1.51)	$10.70	(6.88%)
12/31/2017	$11.81	0.23	1.71	1.94	(0.24)	(0.43)	(0.67)	$13.08	16.60%
12/31/2016	$11.68	0.22	0.84	1.06	(0.23)	(0.70)	(0.93)	$11.81	9.19%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$15,391	0.47%	0.44%	1.59%	28%
12/31/2019	$41,090	0.47%	0.44%	2.43%	24%
12/31/2018	$33,083	0.47%	0.44%	2.31%	32%
12/31/2017	$46,119	0.47%	0.45%	2.15%	22%
12/31/2016	$38,286	0.47%	0.45%	2.08%	26%
Service Class
12/31/2020	$13,607	0.57%	0.54%	2.29%	28%
12/31/2019	$13,860	0.57%	0.54%	2.04%	24%
12/31/2018	$16,083	0.57%	0.54%	1.88%	32%
12/31/2017	$23,751	0.57%	0.55%	1.78%	22%
12/31/2016	$27,995	0.57%	0.55%	1.84%	26%
Class L
12/31/2020	$0	N/A	N/A	0.00%	28%
12/31/2019	$31	0.72%	0.50%	2.34%	24%
12/31/2018	$26	0.68%	0.54%	1.62%	32%
12/31/2017	$28	0.72%	0.54%	2.04%	22%
12/31/2016	$24	0.72%	0.52%	1.99%	26%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
75

Great-West SecureFoundation® Lifetime 2040 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Investor Class
12/31/2020	$12.36	0.20	1.28	1.48	(0.08)	(1.24)	(1.32)	$12.52	13.49%
12/31/2019	$11.20	0.30	2.07	2.37	(0.29)	(0.92)	(1.21)	$12.36	21.62%
12/31/2018	$13.99	0.31	(1.36)	(1.05)	(0.30)	(1.44)	(1.74)	$11.20	(7.86%)
12/31/2017	$12.35	0.29	1.99	2.28	(0.29)	(0.35)	(0.64)	$13.99	18.60%
12/31/2016	$11.79	0.26	0.91	1.17	(0.26)	(0.35)	(0.61)	$12.35	10.06%
Service Class
12/31/2020	$12.41	0.27	1.22	1.49	(0.07)	(1.24)	(1.31)	$12.59	13.47%
12/31/2019	$11.24	0.27	2.08	2.35	(0.26)	(0.92)	(1.18)	$12.41	21.40%
12/31/2018	$14.02	0.28	(1.35)	(1.07)	(0.27)	(1.44)	(1.71)	$11.24	(7.96%)
12/31/2017	$12.35	0.24	2.03	2.27	(0.25)	(0.35)	(0.60)	$14.02	18.54%
12/31/2016	$11.79	0.24	0.91	1.15	(0.24)	(0.35)	(0.59)	$12.35	9.90%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$26,774	0.47%	0.44%	1.71%	27%
12/31/2019	$63,998	0.47%	0.44%	2.48%	10%
12/31/2018	$50,767	0.47%	0.45%	2.21%	28%
12/31/2017	$81,424	0.47%	0.45%	2.19%	11%
12/31/2016	$66,284	0.47%	0.45%	2.12%	15%
Service Class
12/31/2020	$4,112	0.57%	0.54%	2.29%	27%
12/31/2019	$4,715	0.57%	0.54%	2.23%	10%
12/31/2018	$4,648	0.57%	0.55%	1.99%	28%
12/31/2017	$5,818	0.57%	0.55%	1.83%	11%
12/31/2016	$6,654	0.57%	0.55%	1.99%	15%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
76

Great-West SecureFoundation® Lifetime 2045 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Investor Class
12/31/2020	$11.57	0.20	1.15	1.35	(0.41)	(0.76)	(1.17)	$11.75	13.35%
12/31/2019	$10.58	0.29	2.03	2.32	(0.25)	(1.08)	(1.33)	$11.57	22.76%
12/31/2018	$13.29	0.31	(1.38)	(1.07)	(0.33)	(1.31)	(1.64)	$10.58	(8.74%)
12/31/2017	$11.75	0.29	1.98	2.27	(0.22)	(0.51)	(0.73)	$13.29	19.65%
12/31/2016	$11.47	0.25	0.92	1.17	(0.07)	(0.82)	(0.89)	$11.75	10.41%
Service Class
12/31/2020	$11.45	0.25	1.09	1.34	(0.26)	(0.76)	(1.02)	$11.77	13.15%
12/31/2019	$10.55	0.25	2.05	2.30	(0.32)	(1.08)	(1.40)	$11.45	22.66%
12/31/2018	$13.24	0.24	(1.33)	(1.09)	(0.29)	(1.31)	(1.60)	$10.55	(8.84%)
12/31/2017	$11.74	0.24	2.02	2.26	(0.25)	(0.51)	(0.76)	$13.24	19.63%
12/31/2016	$11.47	0.22	0.94	1.16	(0.07)	(0.82)	(0.89)	$11.74	10.26%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$12,045	0.47%	0.45%	1.91%	29%
12/31/2019	$19,953	0.47%	0.45%	2.55%	26%
12/31/2018	$14,948	0.47%	0.45%	2.38%	36%
12/31/2017	$18,708	0.47%	0.45%	2.25%	23%
12/31/2016	$14,328	0.47%	0.45%	2.17%	27%
Service Class
12/31/2020	$8,845	0.57%	0.55%	2.32%	29%
12/31/2019	$9,202	0.57%	0.54%	2.22%	26%
12/31/2018	$10,022	0.57%	0.55%	1.84%	36%
12/31/2017	$14,264	0.57%	0.55%	1.91%	23%
12/31/2016	$14,465	0.57%	0.55%	1.89%	27%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
77

Great-West SecureFoundation® Lifetime 2050 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Investor Class
12/31/2020	$12.45	0.21	1.27	1.48	(0.07)	(1.12)	(1.19)	$12.74	13.56%
12/31/2019	$11.21	0.32	2.20	2.52	(0.29)	(0.99)	(1.28)	$12.45	23.08%
12/31/2018	$14.17	0.32	(1.55)	(1.23)	(0.30)	(1.43)	(1.73)	$11.21	(9.05%)
12/31/2017	$12.38	0.31	2.16	2.47	(0.29)	(0.39)	(0.68)	$14.17	20.14%
12/31/2016	$11.78	0.27	0.95	1.22	(0.26)	(0.36)	(0.62)	$12.38	10.50%
Service Class
12/31/2020	$12.48	0.28	1.20	1.48	(0.06)	(1.12)	(1.18)	$12.78	13.49%
12/31/2019	$11.23	0.27	2.23	2.50	(0.26)	(0.99)	(1.25)	$12.48	22.84%
12/31/2018	$14.16	0.27	(1.50)	(1.23)	(0.27)	(1.43)	(1.70)	$11.23	(9.06%)
12/31/2017	$12.36	0.26	2.19	2.45	(0.26)	(0.39)	(0.65)	$14.16	20.00%
12/31/2016	$11.76	0.25	0.96	1.21	(0.25)	(0.36)	(0.61)	$12.36	10.37%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$11,127	0.47%	0.44%	1.88%	31%
12/31/2019	$21,004	0.47%	0.44%	2.59%	17%
12/31/2018	$15,506	0.47%	0.45%	2.30%	37%
12/31/2017	$21,481	0.47%	0.45%	2.26%	15%
12/31/2016	$16,322	0.47%	0.45%	2.28%	13%
Service Class
12/31/2020	$2,139	0.57%	0.54%	2.41%	31%
12/31/2019	$1,910	0.57%	0.54%	2.20%	17%
12/31/2018	$1,962	0.57%	0.55%	1.91%	37%
12/31/2017	$2,446	0.57%	0.54%	1.93%	15%
12/31/2016	$2,453	0.57%	0.55%	2.11%	13%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
78

Great-West SecureFoundation® Lifetime 2055 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Investor Class
12/31/2020	$12.08	0.17	1.24	1.41	(0.08)	(1.22)	(1.30)	$12.19	13.42%
12/31/2019	$10.86	0.33	2.10	2.43	(0.29)	(0.92)	(1.21)	$12.08	23.05%
12/31/2018	$13.55	0.34	(1.53)	(1.19)	(0.30)	(1.20)	(1.50)	$10.86	(9.22%)
12/31/2017	$11.80	0.32	2.06	2.38	(0.29)	(0.34)	(0.63)	$13.55	20.34%
12/31/2016	$11.44	0.28	0.90	1.18	(0.26)	(0.56)	(0.82)	$11.80	10.52%
Service Class
12/31/2020	$12.18	0.30	1.12	1.42	(0.06)	(1.22)	(1.28)	$12.32	13.38%
12/31/2019	$10.92	0.27	2.17	2.44	(0.26)	(0.92)	(1.18)	$12.18	22.98%
12/31/2018	$13.59	0.27	(1.48)	(1.21)	(0.26)	(1.20)	(1.46)	$10.92	(9.32%)
12/31/2017	$11.82	0.27	2.10	2.37	(0.26)	(0.34)	(0.60)	$13.59	20.23%
12/31/2016	$11.44	0.21	0.96	1.17	(0.23)	(0.56)	(0.79)	$11.82	10.41%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(e)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(e)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(e)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$3,163	0.47%	0.44%	1.53%	53%
12/31/2019	$9,576	0.47%	0.44%	2.78%	22%
12/31/2018	$5,745	0.47%	0.44%	2.55%	39%
12/31/2017	$5,817	0.47%	0.44%	2.46%	20%
12/31/2016	$3,441	0.47%	0.45%	2.42%	32%
Service Class
12/31/2020	$3,226	0.57%	0.54%	2.65%	53%
12/31/2019	$2,674	0.57%	0.54%	2.25%	22%
12/31/2018	$2,624	0.57%	0.54%	1.97%	39%
12/31/2017	$3,015	0.57%	0.54%	2.07%	20%
12/31/2016	$2,480	0.57%	0.55%	1.83%	32%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(f)	Portfolio turnover is calculated at the Fund level.
79

Great-West SecureFoundation® Lifetime 2060 Fund
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)(d)
Investor Class
12/31/2020	$10.57	0.47	0.91	1.38	(0.69)	(0.25)	(0.94)	$11.01	13.11%
12/31/2019(e)	$10.00	0.26	0.57	0.83	(0.26)	-	(0.26)	$10.57	8.32%(f)
Service Class
12/31/2020	$10.57	0.44	0.95	1.39	(0.66)	(0.25)	(0.91)	$11.05	13.25%
12/31/2019(e)	$10.00	0.26	0.56	0.82	(0.25)	-	(0.25)	$10.57	8.30%(f)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)(g)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)(g)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)(g)	Portfolio turnover rate(h)
Supplemental Data and Ratios
Investor Class
12/31/2020	$323	0.47%	0.45%	4.36%	892%
12/31/2019 (e)	$11	0.47%(i)	0.46%(i)	3.89%(i)	169%(f)
Service Class
12/31/2020	$12	0.57%	0.45%	4.33%	892%
12/31/2019 (e)	$11	0.57%(i)	0.47%(i)	3.81%(i)	169%(f)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, the return shown would have been lower.
(e)	Fund commenced operations on May 2, 2019.
(f)	Not annualized for periods less than one full year.
(g)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(h)	Portfolio turnover is calculated at the Fund level.
(i)	Annualized.
80

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. Semi-Annual Reports for the Funds include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Funds, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
81

Appendix A
Description of Composite Indexes
Each Fund compares its returns to a composite index. The composite index is derived by applying each Fund’s target asset allocation among the asset classes over time to the results of the following indexes:
•the S&P 500® Index (large blend) (Fund inception to present);
•the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present);
•the S&P SmallCap 600® Index (small blend) (Fund inception to present);
•the MSCI EAFE Index (international large blend) (Fund inception to present);
•the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to present);
•the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond) (Fund inception to present); and
•the Bloomberg Barclays Credit 1-3 Year Bond Index (short term bond) (Fund inception to present).
Over time, the composite indexes will change with each Fund’s target asset allocation. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during that period.
The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy.
The S&P MidCap 400® Index is a market capitalization-weighted index comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.
The S&P SmallCap 600® Index is designed to measure the performance of publicly traded common stocks of the small company sector of the U.S. equities market.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of February 28, 2021, the MSCI EAFE Index consisted of 21 developed market country indices.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. As of February 28, 2021, the MSCI Emerging Markets Index consisted of 27 emerging economies.
The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.
The Bloomberg Barclays 1-3 Year Credit Bond Index is a subset of the Bloomberg Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.
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GREAT-WEST FUNDS, INC.
Great-West Short Duration Bond Fund
Institutional Class Ticker: MXXJX
Investor Class Ticker: MXSDX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.44%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.09%
Total Annual Fund Operating Expenses	0.26%	0.67%
Fee Waiver and Expense Reimbursement[1]	0.01%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.25% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$83	$145	$330
Investor Class	$61	$207	$366	$828
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 119% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Fund will select securities based on relative value, maturity, quality and sector. The Fund will maintain an actively managed portfolio of bonds selected from several categories, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, and corporate bonds. The Fund will maintain a dollar weighted average duration between one and three years based on the portfolio managers’ forecast for interest rates. The Fund may invest up to 20% of its net assets in below investment grade securities (commonly known as “high yield
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securities” or “junk bonds”) and bank loans. The Fund may invest in derivatives, including but not limited to, futures contracts on U.S. Treasury securities.
The Fund’s investment portfolio is managed by Great-West Capital Management, LLC (“GWCM”), the Fund’s investment adviser. In constructing the Fund’s portfolio, GWCM combines a “top-down” or macroeconomic analysis of the fixed income markets together with “bottom-up” security-by-security fundamental research to identify relative value opportunities.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
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Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on U.S. Treasury securities may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	5.43%
Worst Quarter	March 2020	-2.46%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	4.99%	3.22%	N/A	2.82%	5/1/2015
Bloomberg Barclays 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.69%	2.81%	N/A	2.47%
Investor Class	4.63%	2.85%	2.46%	N/A
Bloomberg Barclays 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.69%	2.81%	2.29%	N/A
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Jack Brown, CFA	Chief Investment Officer	2016
Maria Mendelsberg, CFA	Portfolio Manager	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings
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program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. Fixed income securities, including bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Investment grade securities are those rated in one of the four highest rating categories by Standard & Poor’s Global Ratings (“S&P”) or which have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are judged to be of comparable quality by the portfolio managers based on their credit assessment. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
The Fund will select securities based on relative value, maturity, quality and sector. The Fund will maintain an actively managed portfolio of bonds selected from several categories, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, and corporate bonds.
U.S. Treasuries and certain agency securities are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of the U.S. government.
Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.
Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Corporate bonds are obligations of corporate issuers to repay principal by a specific date to investors and generally make interest payments in the meantime.
The Fund will maintain a dollar weighted average duration between one and three years based on the portfolio managers’ forecast for interest rates. Duration is a measure of the Fund’s price sensitivity to changes in prevailing interest rates. Generally, the longer a fund’s duration the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
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The Fund may invest up to 20% of its net assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”) and bank loans. Below investment grade securities are rated BB or lower by S&P or have a comparable rating from another NRSRO, or are of comparable quality if unrated. Below investment grade securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.
Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings.
The Fund may invest in derivatives, including but not limited to, futures contracts on U.S. Treasury securities. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
The Fund’s investment portfolio is managed by GWCM.
How the Investment Adviser Selects Investments
GWCM uses a “top-down,” “bottom-up” approach in constructing the Fund’s portfolio. The portfolio managers assess the market environment, evaluating current economic, political and fundamental conditions as they relate to the outlook for interest rates and credit. This assessment forms the backdrop for identifying relative value opportunities as well as determining the sizing and allocation of risk within the Fund. Individual securities are thoroughly analyzed to ascertain risk and to evaluate relative value within the context of the current market environment. Securities are added based on the appropriateness of their risk and their ability to add value to the Fund.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds
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prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a securities price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund.
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U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on U.S. Treasury securities may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the
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U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Bloomberg Barclays 1-3 Year Credit Bond Index. The Bloomberg Barclays 1-3 Year Credit Bond Index is a subset of the Bloomberg Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Listed below are the GWCM portfolio managers that have responsibility for the day-to-day management of the Fund.

•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since 2016. In addition to the Fund, Mr. Brown manages a portion of the Great-West Core Strategies: Flexible Bond Fund, the Great-West Core Strategies: Short Duration Bond Fund, Great-West Bond Index Fund, Great-West Government Money Market Fund, Great-West U.S. Government Securities Fund, collective investment trusts managed by GWCM, stable value funds managed by GWCM and GWL&A, pension plans managed by GWCM, and certain fixed income separate accounts of GWL&A. Mr. Brown joined GWL&A in 2015 with 20 years of industry experience. Mr. Brown received a B.S. in Finance from the Metropolitan State College of Denver and an M.B.A. from the University of Colorado.

•Maria Mendelsberg, CFA, Portfolio Manager, has managed the Fund since 2020. In addition to the Fund, Ms. Mendelsberg manages the Great-West Core Strategies: Short Duration Bond Fund, Great-West Bond Index Fund, Great-West Lifetime Funds, Great-West Profile Funds, Great-West SecureFoundation Funds, collective investment trusts managed by GWCM and stable value funds managed by GWCM and GWL&A. Ms. Mendelsberg was previously a
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Partner and Investment Principal/Equity Analyst at Cambiar Investors from 1997-2016. Ms. Mendelsberg received a B.A. in Economics and Classics from Brown University.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.23% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.25% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
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GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio
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securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to
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help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
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Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
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Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$10.52	0.18	0.30	0.48	-	(0.20)	(0.03)	(0.23)	$10.77	4.63%
12/31/2019	$10.19	0.27	0.28	0.55	(0.00)(d)	(0.22)	-	(0.22)	$10.52	5.40%
12/31/2018	$10.32	0.25	(0.19)	0.06	(0.00)(d)	(0.19)	-	(0.19)	$10.19	0.63%
12/31/2017	$10.23	0.18	0.03	0.21	(0.00)(d)	(0.12)	-	(0.12)	$10.32	1.96%
12/31/2016	$10.22	0.15	0.01	0.16	-	(0.15)	-	(0.15)	$10.23	1.70%
Institutional Class
12/31/2020	$9.94	0.21	0.27	0.48	-	(0.28)	(0.03)	(0.31)	$10.11	4.99%
12/31/2019	$9.67	0.29	0.27	0.56	(0.00)(d)	(0.29)	-	(0.29)	$9.94	5.83%
12/31/2018	$9.86	0.28	(0.19)	0.09	(0.00)(d)	(0.28)	-	(0.28)	$9.67	0.94%
12/31/2017	$9.84	0.21	0.02	0.23	(0.00)(d)	(0.21)	-	(0.21)	$9.86	2.39%
12/31/2016	$9.86	0.18	0.02	0.20	-	(0.22)	-	(0.22)	$9.84	2.02%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$48,834	0.67%	0.60%	1.73%	119%
12/31/2019	$47,582	0.67%	0.60%	2.58%	136%
12/31/2018	$44,228	0.67%	0.60%	2.49%	172%
12/31/2017	$49,558	0.66%	0.60%	1.74%	173%
12/31/2016	$51,646	0.60%	0.60%	1.49%	164%
Institutional Class
12/31/2020	$278,385	0.26%	0.25%	2.06%	119%
12/31/2019	$220,267	0.27%	0.25%	2.93%	136%
12/31/2018	$175,072	0.27%	0.25%	2.84%	172%
12/31/2017	$179,419	0.27%	0.25%	2.10%	173%
12/31/2016	$135,662	0.25%	0.25%	1.84%	164%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

GREAT-WEST FUNDS, INC.
Great-West Small Cap Growth Fund
Institutional Class Ticker: MXMSX
Investor Class Ticker: MXMTX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.09%	0.84%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.09%	0.49%
Total Annual Fund Operating Expenses	0.92%	1.67%
Fee Waiver and Expense Reimbursement[1]	0.08%	0.48%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.84%	1.19%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.84% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$86	$285	$501	$1,124
Investor Class	$121	$480	$862	$1,936
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization companies, which we define as companies with market capitalizations within or below the range of the Russell 2000® Index at the time of purchase. The highest market capitalization of any company in the Russell 2000® Index was approximately $13.4 billion as of December 31, 2020, and is expected to change frequently. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
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The Fund may invest in U.S. and foreign, including emerging markets, companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”). The Fund may also invest in micro-capitalization companies.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Lord, Abbett & Co. LLC (“Lord Abbett”) and Peregrine Capital Management, LLC (“Peregrine”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”). Lord Abbett uses fundamental analysis to look for micro-capitalization companies that appear to have the potential for more rapid growth than the overall economy. Peregrine conducts rigorous research to identify companies where the prospects for rapid earnings growth or significant change have yet to be well understood, and are therefore not reflected in the current stock price. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 15% allocation of the Fund’s assets to Lord Abbett and a 85% allocation of the Fund’s assets to Peregrine. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Micro Cap Company Risk - The stocks of small and micro-cap companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and micro-cap companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and micro-cap companies upon which to base an investment decision.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
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Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On May 19, 2017, GWCM removed a prior sub-adviser and continued to retain the current Sub-Advisers. Consequently, the Fund’s total returns shown below for the periods prior to May 19, 2017 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
3

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	32.49%
Worst Quarter	March 2020	-27.09%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Since Inception	Inception Date
Institutional Class	37.51%	17.42%	14.92%	9/10/2015
Investor Class	36.90%	17.00%	14.51%	9/10/2015
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	14.93%
Investment Adviser
GWCM
Sub-Advisers
Lord Abbett and Peregrine
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Lord Abbett
F. Thomas O’Halloran, J.D., CFA	Partner & Portfolio Manager	2015
Matthew R. DeCicco, CFA	Partner & Director of Equities	2015
Vernon T. Bice, CMT	Portfolio Manager	2019
Steven H. Wortman	Portfolio Manager	2020
Peregrine
William A. Grierson, CFA	Principal & Portfolio Manager	2015
Daniel J. Hagen, CFA	Principal & Portfolio Manager	2015
Paul E. von Kuster, CFA	Principal & Portfolio Manager	2015
Ryan H. Smith, CFA	Principal & Portfolio Manager	2021
Samuel D. Smith, CFA	Principal & Portfolio Manager	2021
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please
4

contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization companies, which we define as companies with market capitalizations within or below the range of the Russell 2000® Index at the time of purchase. The highest market capitalization of any company in the Russell 2000® Index was approximately $13.4 billion as of December 31, 2020, and is expected to change frequently. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
Equity securities include common stock, which represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends.
The Fund may invest in U.S. and foreign, including emerging markets, companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. The Fund may also invest in micro-capitalization companies.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Lord Abbett and Peregrine. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 15% allocation of the Fund’s assets to Lord Abbett and a 85% allocation of the Fund’s assets to Peregrine. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
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Lord Abbett invests principally in equity securities of micro-capitalization companies that, at the time of purchase, are similar in size to companies in the Russell Microcap® Index or have a market capitalization that is under $1 billion. Lord Abbett uses fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. Lord Abbett seeks to identify micro-cap companies that generally exhibit faster-than-average gains in earnings and that the portfolio management team expects to continue profit growth at a high level. Lord Abbett evaluates companies based on an analysis of their financial statements, products and operations, market sectors, and interviews with management. Lord Abbett may engage in active and frequent trading of portfolio securities in seeking to achieve the Fund’s investment objective.
Peregrine invests in small-capitalization companies that are similar in size to issuers included in the Russell 2000® Index at purchase. In selecting securities for the Fund, Peregrine conducts rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. Companies that fit into the Discovery phase are those with rapid long-term (3-5 year) earnings growth prospects. Companies that fit into the Rediscovery phase are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Small and Micro Cap Company Risk - The stocks of small and micro-cap companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and micro-cap companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and
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micro-cap companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small and micro-cap companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the
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depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that GWCM could have selected.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark is the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price/book value ratios and higher forecasted growth rates. Russell 2000® is a registered trademark of Russell Investments.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.83% of the Fund’s average daily net assets up to $1 billion dollars, 0.78% of the Fund’s average daily net assets over $1 billion and 0.73% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”)
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with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.84% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Lord Abbett,a Delaware limited liability company with its principal business address at 90 Hudson Street, Jersey City, NJ 07302, is registered as an investment adviser pursuant to the Advisers Act. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes with assets across a full range of mutual funds, institutional accounts, and separately managed accounts, which includes providing investment models to managed account sponsors.
•F. Thomas O’Halloran, J.D., CFA, Partner and Portfolio Manager, heads the team of portfolio managers and other investment professionals who manage Lord Abbett’s portion of the Fund’s portfolio. He joined Lord Abbett in 2001.

•Matthew R. DeCicco, CFA, Partner and Director of Equities, joined Lord Abbett in 1999.

•Vernon T. Bice, CMT, Portfolio Manager, joined Lord Abbett in 2011.

•Steven H. Wortman, Portfolio manager, joined Lord Abbett in 2005.
Peregrine, a Minnesota limited liability corporation with its principal business address at and 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402 is registered as an investment adviser pursuant to the Advisers Act. Peregrine is directly owned by a group of key senior principals. Peregrine also provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations, endowments, undertakings for collective investment in transferable securities and other registered investment companies.

•William A. Grierson, CFA, Principal and Portfolio Manager, joined Peregrine in 2000.

•Daniel J. Hagen, CFA, Principal and Portfolio Manager, joined Peregrine in 1996.

•Paul E. von Kuster, CFA, Principal and Portfolio Manager, joined Peregrine in 1984.

•Ryan H. Smith, CFA, Principal and Portfolio Manager, joined Peregrine in 2018. Prior to joining Peregrine, Mr. Smith was a portfolio manager and an analyst on the small, SMID and mid cap growth strategies at RBC Global Asset Management (U.S.).

•Samuel D. Smith, CFA, Principal and Portfolio Manager, joined Peregrine in 2006.
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Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
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Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these
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gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
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The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
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Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through
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Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Institutional Class or Investor Class) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$10.89	(0.07)	4.00	3.93	-	(0.85)	(0.57)	(1.42)	$13.40	36.90%
12/31/2019	$8.91	(0.05)	2.48	2.43	-	-	(0.45)	(0.45)	$10.89	27.28%
12/31/2018	$11.59	(0.07)	(0.31)	(0.38)	-	(0.62)	(1.68)	(2.30)	$8.91	(2.99%)
12/31/2017	$9.99	(0.07)	2.22	2.15	-	-	(0.55)	(0.55)	$11.59	21.49%
12/31/2016	$9.36	(0.03)	0.66	0.63	-	-	-	-	$9.99	6.73%
Institutional Class
12/31/2020	$11.02	(0.04)	4.08	4.04	-	(0.90)	(0.57)	(1.47)	$13.59	37.51%
12/31/2019	$8.99	(0.02)	2.51	2.49	-	(0.01)	(0.45)	(0.46)	$11.02	27.69%
12/31/2018	$11.68	(0.03)	(0.32)	(0.35)	-	(0.66)	(1.68)	(2.34)	$8.99	(2.72%)
12/31/2017	$10.03	(0.03)	2.23	2.20	-	-	(0.55)	(0.55)	$11.68	21.91%
12/31/2016	$9.37	0.00(d)	0.68	0.68	(0.01)	(0.01)	-	(0.02)	$10.03	7.16%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$7,908	1.67%	1.19%	(0.67%)	80%
12/31/2019	$6,521	1.66%	1.19%	(0.53%)	70%
12/31/2018	$6,347	1.64%	1.19%	(0.55%)	86%
12/31/2017	$5,142	1.51%	1.21%	(0.60%)	119%
12/31/2016	$5,170	1.25%	1.25%	(0.31%)	91%
Institutional Class
12/31/2020	$111,767	0.92%	0.84%	(0.32%)	80%
12/31/2019	$98,861	0.92%	0.84%	(0.16%)	70%
12/31/2018	$64,652	0.95%	0.84%	(0.20%)	86%
12/31/2017	$54,110	0.99%	0.86%	(0.25%)	119%
12/31/2016	$47,367	0.90%	0.90%	0.03%	91%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
17

GREAT-WEST FUNDS, INC.
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund)
Institutional Class Ticker: MXTFX
Investor Class Ticker: MXLSX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.42%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.07%
Total Annual Fund Operating Expenses	0.74%	1.13%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.74%	1.09%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.74% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$76	$237	$411	$918
Investor Class	$111	$355	$618	$1,371
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 93% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index. As of December 31, 2020, this range was $43 million to $17.4 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell securities of that company.
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Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”). Hotchkis & Wiley employs a disciplined, bottom-up investment process to identify stocks whose future prospects are misunderstood or not fully recognized by the market. Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value utilizing rigorous fundamental research. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 35% allocation of the Fund’s assets to Hotchkis & Wiley and a 65% allocation of the Fund’s assets to Loomis Sayles. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small Size Company Risk - The stocks of small size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Real Estate Investment Trust/Real Estate Risk - The Benchmark Index includes real estate investment trusts (“REITs”). Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. REITs are also subject to risks associated with changes in interest rates.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
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Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On October 23, 2020, the Fund added another Sub-Adviser, Hotchkis & Wiley, alongside the existing Sub-Adviser, Loomis Sayles. Consequently, the Fund’s total returns shown below for the periods prior to October 23, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2020	29.05%
Worst Quarter	March 2020	-33.62%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	3.54%	8.68%	N/A	6.40%	5/1/2015
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	N/A	7.03%
Investor Class	3.20%	8.28%	8.72%	N/A
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%	N/A
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Investment Adviser
GWCM
Sub-Adviser
Hotchkis & Wiley and Loomis Sayles
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Hotchkis & Wiley
Judd Peters, CFA	Portfolio Manager	2020
Ryan Thomes, CFA	Portfolio Manager	2020
Loomis Sayles
Joseph R. Gatz, CFA	Vice President and Portfolio Manager	2000
Jeffrey Schwartz, CFA	Vice President and Portfolio Manager	2012
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital growth.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index. As of December 31, 2020, this range was $43 million to $17.4 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell securities of that company.
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Equity securities include common stock, which represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Hotchkis & Wiley and Loomis Sayles. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 35% allocation of the Fund’s assets to Hotchkis & Wiley and a 65% allocation of the Fund’s assets to Loomis Sayles. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Hotchkis & Wiley invests in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investment approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.
Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value utilizing rigorous fundamental research. Loomis Sayles seeks to build a small-cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Stocks may be under-valued due to negative investor sentiment, short-term fundamental problems, or investor misperceptions. Loomis Sayles will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are
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susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Small Size Company Risk - The stocks of small size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Real Estate Investment Trust/Real Estate Risk - The small-cap equity securities in which the Fund invests may include REITs. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, which means their shares may be more volatile and less liquid. REITs and real estate-related companies may not be diversified. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. REITs are also subject to risks associated with changes in interest rates.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which
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could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that GWCM could have selected.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 2000® is a registered trademark of Russell Investments.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.71% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.74% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
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This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Hotchkis & Wiley, a Delaware limited liability company with its principal business address at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is registered as an investment adviser pursuant to the Advisers Act. The primary members of Hotchkis & Wiley are HW Cap Holdings, a limited liability company with members who are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Hotchkis & Wiley was organized in 1980 and provides investment management services to institutional clients, individual/high net worth clients, mutual funds, and private accounts.
•Judd Peters, CFA is a portfolio manager of the Fund. He covers utilities companies and is a member of Hotchkis & Wiley’s capital goods, energy and technology sector teams. Prior to joining Hotchkis & Wiley, Mr. Peters was an analyst in the investment banking division of Wedbush Morgan Securities. Mr. Peters received his B.A. in Mathematics and a B.S. in Biochemistry from the University of California, San Diego.

•Ryan Thomes, CFA is a portfolio manager of the Fund. In addition, Mr. Thomes supports Hotchkis & Wiley’s investment process by managing much of the firm’s quantitative and market research effort. Prior to joining Hotchkis & Wiley, Mr. Thomes was a global equity senior research associate for Jeffrey Slocum and Associates, Inc. Mr. Thomes received his B.S. in Entrepreneurial Management and Finance from the University of Minnesota.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a wholly-owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

•Joseph R. Gatz, CFA, Vice President of Loomis Sayles, is a co-manager of the Fund and has been employed by Loomis Sayles since 1999. Mr. Gatz received a B.A. from Michigan State University and an M.B.A. from Indiana University.

•Jeffrey Schwartz, CFA, Vice President of Loomis Sayles, is a co-manager of the Fund and has been employed by Loomis Sayles since 2012. Mr. Schwartz was previously employed by Palisade Capital Management where he managed a small cap strategy from 2004 to 2012. Mr. Schwartz received a B.A. from the State University of New York, Binghamton and an M.B.A. from the University of Michigan.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or
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sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not
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readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because securities of smaller companies may
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be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply
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with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement
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plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
13

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Institutional Class or Investor Class) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$28.23	0.14	0.75	0.89	-	(0.07)	(0.07)	$29.05	3.20%
12/31/2019	$22.75	0.09	5.52	5.61	(0.00)(d)	(0.13)	(0.13)	$28.23	24.67%
12/31/2018	$27.91	0.05	(4.55)	(4.50)	-	(0.66)	(0.66)	$22.75	(16.20%)
12/31/2017	$27.25	0.06	2.55	2.61	(0.02)	(1.93)	(1.95)	$27.91	9.73%
12/31/2016	$22.27	0.10	5.64	5.74	(0.02)	(0.74)	(0.76)	$27.25	25.83%
Institutional Class
12/31/2020	$7.84	0.06	0.20	0.26	(0.03)	(0.07)	(0.10)	$8.00	3.54%
12/31/2019	$6.41	0.05	1.56	1.61	(0.05)	(0.13)	(0.18)	$7.84	25.17%
12/31/2018	$8.43	0.05	(1.37)	(1.32)	(0.04)	(0.66)	(0.70)	$6.41	(15.93%)
12/31/2017	$9.52	0.06	0.86	0.92	(0.08)	(1.93)	(2.01)	$8.43	10.15%
12/31/2016	$8.20	0.07	2.07	2.14	(0.08)	(0.74)	(0.82)	$9.52	26.31%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$68,753	1.13%	1.09%	0.58%	93%
12/31/2019	$65,827	1.13%	1.09%	0.35%	25%
12/31/2018	$66,129	1.12%	1.09%	0.18%	35%
12/31/2017	$93,025	1.15%	1.11%	0.22%	26%
12/31/2016	$103,456	1.15%	1.14%	0.42%	31%
Institutional Class
12/31/2020	$351,671	0.74%	0.74%	0.97%	93%
12/31/2019	$223,721	0.73%	0.73%	0.71%	25%
12/31/2018	$192,501	0.74%	0.74%	0.58%	35%
12/31/2017	$130,114	0.78%	0.75%	0.58%	26%
12/31/2016	$139,505	0.78%	0.77%	0.79%	31%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
15

GREAT-WEST FUNDS, INC.
Great-West T. Rowe Price Mid Cap Growth Fund
Institutional Class Ticker: MXYKX
Investor Class Ticker: MXMGX
Class L Ticker: MXTMX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.01%	0.36%	0.42%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.01%	0.01%	0.07%
Total Annual Fund Operating Expenses	0.67%	1.02%	1.33%
Fee Waiver and Expense Reimbursement[1]	0.00%	0.00%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.67%	1.02%	1.27%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.67% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$68	$214	$373	$835
Investor Class	$104	$325	$563	$1,248
Class L	$129	$416	$723	$1,596
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization falls within the range of companies included in either the S&P MidCap 400® Index ($1.4 billion to $26.1 billion as of December 31, 2020) or the Russell MidCap® Growth Index ($580 million
1

to $59.6 billion as of December 31, 2020) at the time of purchase. The market capitalization of the companies in the Fund, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. The Fund may at times invest significantly in certain sectors, such as the information technology sector.
In pursuing its investment objective, the sub-adviser has the discretion to purchase securities that do not meet its normal investment criteria. These special situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s investment objectives. The Fund may invest up to 25% of its total assets in foreign securities. The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”).
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by T. Rowe Price Associates, Inc. (the “Sub-Adviser” or “T. Rowe Price”). T. Rowe Price selects investments using a growth approach and invests in companies with above average sales and earnings growth.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
2

Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Sector Risk - The Fund will often invest a significant portion of its assets in companies within the information technology sector, and its performance may suffer if this sector underperforms the overall market.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio manager may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio manager may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	27.78%
Worst Quarter	March 2020	-23.16%
3

Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	24.52%	16.43%	N/A	14.49%	5/1/2015
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	N/A	15.31%
Investor Class	24.11%	16.03%	14.43%	N/A
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	15.04%	N/A
Class L	23.88%	15.75%	N/A	16.04%	8/12/2011
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	N/A	16.88%
Investment Adviser
GWCM
Sub-Adviser
T. Rowe Price
Portfolio Manager
Brian W.H. Berghuis, CFA, Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. and Chairman of the Fund’s Investment Advisory Committee. Mr. Berghuis has managed the Fund since 1997.
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term capital appreciation.
4

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization falls within the range of companies included in either the S&P MidCap 400® Index ($1.4 billion to $26.1 billion as of December 31, 2020) or the Russell MidCap® Growth Index ($580 million to $59.6 billion as of December 31, 2020) at the time of purchase. The market capitalization of the companies in the Fund, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The Fund may at times invest significantly in certain sectors, such as the information technology sector.
In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s investment objectives. The Fund may invest up to 25% of its total assets in foreign securities. A foreign security is a security issued in the currency of a country other than the United States and includes securities issued by both foreign corporate or government issuers.
The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest and must repay the amount borrowed at maturity. Below investment grade securities are rated BB or lower by Standard & Poor’s Global Ratings or have a comparable rating from another nationally recognized statistical rating organization, or are of comparable quality if unrated. Below investment grade securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.
GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by T. Rowe Price.
How the Sub-Adviser Selects Investments
T. Rowe Price selects investments using a growth approach and invests in companies that: offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential for sustained earnings growth; have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects. T. Rowe Price believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. In pursuing its investment objectives, T. Rowe Price has the discretion to deviate from its normal investment criteria. These situations may arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
5

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Equity Securities Risk - The value of equity securities (stocks) may fall as a result of factors that relate directly to a company, such as lower demand for the company’s products or services or poor management decisions. The value of a company’s stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of stocks may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. As a result, a portfolio manager may not be aware of certain problems associated with a company when making the decision to purchase its stock.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
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Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Sector Risk - To the extent the Fund has a significant portion of its assets invested in securities of companies conducting business within the same economic sector, the Fund may be more vulnerable to unfavorable developments in those sectors. The Fund will often invest a significant portion of its assets in companies within the information technology sector, and its performance may suffer if this sector underperforms the overall market.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio manager may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio manager may cause unintended results. If the portfolio manager is incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. Russell Midcap® is a registered trademark of Russell Investments.
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Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.66% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with respect to Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.67% of the Class's average daily net assets, excluding Rule 12b-1 fees and Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
T. Rowe Price Associates, Inc. (“T. Rowe Price”),a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, is registered as an investment adviser pursuant to the Advisers Act. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
The Fund is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. This Investment Advisory Committee also serves as the investment committee for the T. Rowe Price Mid-Cap Growth Fund.
•Mr. Berghuis, Vice President of T. Rowe Price Associates, Inc. and Chairman of the T. Rowe Price Mid-Cap Growth Fund’s Investment Advisory Committee, has been the portfolio manager of the T. Rowe Price Mid-Cap Growth Fund since 1992 and has been managing investments since 1983.
Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares of the Fund.
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The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of GWCM’s advisory fee described above.
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time
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or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies or lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies or lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders (such as the Funds). Because shares of smaller companies and lower-rated securities may be less liquid than securities of larger companies and higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders (such as the Funds) may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in
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frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
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Share Classes
The Fund has three classes of shares, Institutional Class, Investor Class and Class L shares. Each class is identical except that Class L shares have a distribution and service plan which is described below, and Investor Class and Class L shares have a Shareholder Services Fee which is described below.
Class L Distribution and Service Plan
The Fund has adopted a distribution and service, or “Rule 12b-1,” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend payments received under the Rule 12b-1 plan on any activities or fees and expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund's Class L shareholders.
The Rule 12b-1 plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class and Class L shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other
13

financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class, Investor Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$30.83	(0.11)	7.52	7.41	-	(1.02)	(1.02)	$37.22	24.11%
12/31/2019	$24.00	(0.02)	7.52	7.50	(0.00)(d)	(0.67)	(0.67)	$30.83	31.28%
12/31/2018	$26.08	(0.03)	(0.58)	(0.61)	(0.02)	(1.45)	(1.47)	$24.00	(2.33%)
12/31/2017	$22.12	(0.06)	5.46	5.40	(0.08)	(1.36)	(1.44)	$26.08	24.43%
12/31/2016	$21.64	(0.05)	1.39	1.34	(0.01)	(0.85)	(0.86)	$22.12	6.18%
Class L
12/31/2020	$6.21	(0.03)	1.49	1.46	-	(1.02)	(1.02)	$6.65	23.88%
12/31/2019	$5.29	(0.02)	1.66	1.64	(0.05)	(0.67)	(0.72)	$6.21	31.02%
12/31/2018	$7.07	(0.03)	(0.15)	(0.18)	(0.15)	(1.45)	(1.60)	$5.29	(2.67%)
12/31/2017	$6.87	(0.04)	1.69	1.65	(0.09)	(1.36)	(1.45)	$7.07	24.17%
12/31/2016	$7.30	(0.03)	0.47	0.44	(0.02)	(0.85)	(0.87)	$6.87	5.94%
Institutional Class
12/31/2020	$8.28	(0.00)(d)	2.01	2.01	(0.02)	(1.02)	(1.04)	$9.25	24.52%
12/31/2019	$6.85	0.02	2.15	2.17	(0.07)	(0.67)	(0.74)	$8.28	31.73%
12/31/2018	$8.65	0.02	(0.19)	(0.17)	(0.18)	(1.45)	(1.63)	$6.85	(1.99%)
12/31/2017	$8.11	0.01	2.01	2.02	(0.12)	(1.36)	(1.48)	$8.65	24.99%
12/31/2016	$8.43	0.01	0.54	0.55	(0.02)	(0.85)	(0.87)	$8.11	6.47%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$742,366	1.02%	1.02%	(0.36%)	28%
12/31/2019	$787,200	1.02%	1.02%	(0.07%)	30%
12/31/2018	$655,816	1.02%	1.02%	(0.10%)	38%
12/31/2017	$810,369	1.03%	1.02%	(0.25%)	37%
12/31/2016	$709,682	1.04%	1.03%	(0.21%)	42%
Class L
12/31/2020	$4,140	1.33%	1.27%	(0.57%)	28%
12/31/2019	$45,330	1.32%	1.27%	(0.32%)	30%
12/31/2018	$34,538	1.32%	1.27%	(0.34%)	38%
12/31/2017	$33,384	1.38%	1.28%	(0.50%)	37%
12/31/2016	$36,235	1.37%	1.30%	(0.47%)	42%
Institutional Class
12/31/2020	$1,222,584	0.67%	0.67%	(0.01%)	28%
12/31/2019	$1,163,973	0.67%	0.67%	0.28%	30%
12/31/2018	$770,022	0.67%	0.67%	0.26%	38%
12/31/2017	$580,994	0.68%	0.67%	0.11%	37%
12/31/2016	$353,298	0.69%	0.68%	0.14%	42%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
16

GREAT-WEST FUNDS, INC.
Great-West U.S. Government Securities Fund
Institutional Class Ticker: MXDQX
Investor Class Ticker: MXGMX
(the “Fund”)
This Prospectus describes one of 55 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies.
Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is April 30, 2021

Fund Summary
Investment Objective
The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.03%	0.40%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.03%	0.05%
Total Annual Fund Operating Expenses	0.26%	0.63%
Fee Waiver and Expense Reimbursement[1]	0.01%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.25%	0.60%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.25% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$83	$145	$330
Investor Class	$61	$199	$348	$783
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that have been issued or guaranteed by the U.S. government or its agencies or instrumentalities. Ordinarily such securities will have principal and interest guaranteed by the U.S. government or its agencies or instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.
1

The Fund may invest up to 20% of its net assets in securities that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also enter into forward roll obligations, including mortgage dollar rolls. The Fund may invest in derivatives, including but not limited to, futures contracts on U.S. Treasury securities. The Fund primarily invests in investment grade securities, and may invest in securities of any maturity.
The Fund’s investment portfolio is managed by Great-West Capital Management, LLC (“GWCM”), the Fund’s investment adviser. In constructing the Fund’s portfolio, GWCM combines a “top-down” or macroeconomic analysis of the fixed income markets together with “bottom-up” security-by-security fundamental research to identify relative value opportunities.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Mortgage Dollar Roll Risk – Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth
2

less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund's portfolio turnover rate, which can increase the Fund's expenses and decrease returns. There is no assurance that the Fund's use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on U.S. Treasury securities may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total return to the performance of a broad-based securities market index.The returns shown below are historical and are not an indication of future performance.Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https://www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2020	5.11%
Worst Quarter	December 2016	-2.30%
3

Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	6.37%	3.51%	N/A	3.07%	5/1/2015
Bloomberg Barclays U.S. Government Mortgage Index (reflects no deduction for fees, expenses or taxes)	6.36%	3.49%	N/A	3.08%
Investor Class	5.87%	3.15%	2.87%	N/A
Bloomberg Barclays U.S. Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)	6.36%	3.49%	3.16%	N/A
Investment Adviser
GWCM
Portfolio Manager
Name	Title	Portfolio Manager of Fund Since
Jack Brown, CFA	Chief Investment Officer	2016
Darrin Clough, CFA	Portfolio Manager	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.
More Information About the Fund
Investment Objective
The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that have been issued or guaranteed by the U.S. government or its agencies or instrumentalities.
4

U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
The Fund may invest up to 20% of its net assets in securities that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also enter into forward roll obligations, including mortgage dollar rolls. In a mortgage dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party.
The Fund may invest in derivatives, including but not limited to, futures contracts on U.S. Treasury securities. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
The Fund primarily invests in investment grade securities, and may invest in securities of any maturity. Investment grade securities are those rated in one of the four highest rating categories by Standard & Poor’s Global Ratings or have a comparable rating from another nationally recognized statistical rating organization or, if unrated, are judged to be of comparable quality as determined by the portfolio manager based on its credit assessment that the security is comparable to investment grade.
The Fund’s investment portfolio is managed by GWCM.
How the Investment Adviser Selects Investments
GWCM uses a “top-down,” “bottom-up” approach in constructing the Fund’s portfolio. The portfolio managers assess the market environment, evaluating current economic, political and fundamental conditions as they relate to the outlook for interest rates and credit. This assessment forms the backdrop for identifying relative value opportunities as well as determining the sizing and allocation of risk within the Fund. Individual securities are thoroughly analyzed to ascertain risk and to evaluate relative value within the context of the current market environment. Securities are added based on the appropriateness of their risk and their ability to add value to the Fund.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by GWCM, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s
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portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain
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geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Mortgage Dollar Roll Risk – Mortgage dollar roll transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund's portfolio turnover rate, which can increase the Fund's expenses and decrease returns. There is no assurance that the Fund's use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on U.S. Treasury securities may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

• Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
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Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.
A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).
Portfolio Holdings Disclosure
A description of the policies and procedures of Great-West Funds with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund's benchmark is the Bloomberg Barclays U.S. Government/Mortgage Index. The Bloomberg Barclays U.S. Government/Mortgage Index is an index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
Management and Organization
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). As of December 31, 2020, GWCM provided investment management services for mutual funds and other investment portfolios representing assets of $41 billion. GWCM and its affiliates have been providing investment management services since 1969.
Listed below are the GWCM portfolio managers that have responsibility for the day-to-day management of the Fund.

•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since 2016. In addition to the Fund, Mr. Brown manages a portion of the Great-West Core Strategies: Flexible Bond Fund, the Great-West Core Strategies: Short Duration Bond Fund, Great-West Bond Index Fund, Great-West Government Money Market Fund, Great-West Short Duration Bond Fund, collective investment trusts managed by GWCM, stable value funds managed by GWCM and GWL&A, pension plans managed by GWCM, and certain fixed income separate accounts of GWL&A. Mr. Brown joined GWL&A in 2015 with 20 years of industry experience. Mr. Brown received a B.S. in Finance from the Metropolitan State College of Denver and an M.B.A. from the University of Colorado.

•Darrin Clough, CFA, Portfolio Manager, has managed the Fund since 2020. In addition to the Fund, Mr. Clough manages the Great-West Bond Index Fund, a portion of the Great-West Core Strategies: Flexible Bond Fund, collective investment trusts managed by GWCM, stable value funds managed by GWCM and GWL&A, pension plans managed by GWCM, and certain fixed income separate accounts of GWL&A. Mr. Clough joined GWL&A in 2020; prior to joining GWL&A, Mr. Clough was employed at Oppenheimer Funds. Mr. Clough received a B.A. in Economics from the University of Northern Colorado and an M.B.A. from the University of Colorado.
Please see the SAI for additional information about the portfolio manager's compensation, other accounts managed by the portfolio managers and the portfolio manager's ownership of shares of the Fund.
Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.23% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.25% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and
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automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2020, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ending on June 30, 2021.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Legal Proceedings
GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss. A bench trial was held in January 2020. On August 7, 2020, judgment was entered in favor of Defendants on all claims. Plaintiffs have appealed the District Court’s decision to the United States Court of Appeals for the Tenth Circuit and the appeal remains pending.
GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund or on the ability of Empower Retirement, LLC (“Empower”) to perform its obligations under its agreement with the Fund.
Shareholder Information
Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights and for information on how to purchase or redeem shares of the Fund offered as an investment option under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
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Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the total value of assets allocated to the class, minus liabilities allocated to that class) by the number of the Fund’s outstanding shares for the applicable share class.
The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third-party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.
Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.
The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.
Redeeming Shares
The Fund will normally send redemption proceeds within one business day following the receipt of a redemption request that is in good order. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances if it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains
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(less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Great-West Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Great-West Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund's pricing time.
Great-West Funds has entered into agreements with financial intermediaries, including insurance companies, that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among record keepers. There are no assurances that record keepers will properly administer frequent-trading limitations. If you invest with Great-West Funds through record keepers, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
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Great-West Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Great-West Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Great-West Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Voting Procedures for Variable Contract Owners
Shares attributable to the Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Fund (held through a variable contract) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Fund, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to qualify under the Code with respect to diversification requirements related to variable contracts. The Fund intends to distribute all of its net investment income and capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.
If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to
12

applicable FINRA and SEC regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain GWL&A affiliated products, including Great-West Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options. You should ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year, shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Institutional Class or Investor Class) share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$12.31	0.18	0.54	0.72	-	(0.11)	(0.01)	(0.12)	$12.91	5.87%
12/31/2019	$11.78	0.27	0.45	0.72	(0.00)(d)	(0.19)	-	(0.19)	$12.31	6.12%
12/31/2018	$11.95	0.28	(0.23)	0.05	(0.00)(d)	(0.22)	-	(0.22)	$11.78	0.47%
12/31/2017	$11.85	0.25	0.01	0.26	-	(0.16)	-	(0.16)	$11.95	2.21%
12/31/2016	$11.95	0.23	(0.08)	0.15	(0.00)(d)	(0.21)	(0.04)	(0.25)	$11.85	1.22%
Institutional Class
12/31/2020	$9.65	0.18	0.43	0.61	-	(0.22)	(0.01)	(0.23)	$10.03	6.37%
12/31/2019	$9.33	0.24	0.35	0.59	(0.00)(d)	(0.27)	-	(0.27)	$9.65	6.36%
12/31/2018	$9.54	0.26	(0.18)	0.08	(0.00)(d)	(0.29)	-	(0.29)	$9.33	0.92%
12/31/2017	$9.60	0.23	0.01	0.24	-	(0.30)	-	(0.30)	$9.54	2.49%
12/31/2016	$9.75	0.22	(0.07)	0.15	(0.00)(d)	(0.26)	(0.04)	(0.30)	$9.60	1.52%

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$131,043	0.63%	0.60%	1.42%	81%
12/31/2019	$145,887	0.64%	0.60%	2.19%	57%
12/31/2018	$122,940	0.64%	0.60%	2.39%	44%
12/31/2017	$141,876	0.62%	0.60%	2.07%	83%
12/31/2016	$205,403	0.60%	0.60%	1.90%	99%
Institutional Class
12/31/2020	$256,152	0.26%	0.25%	1.75%	81%
12/31/2019	$230,034	0.26%	0.25%	2.54%	57%
12/31/2018	$183,794	0.26%	0.25%	2.75%	44%
12/31/2017	$228,880	0.26%	0.25%	2.42%	83%
12/31/2016	$185,138	0.25%	0.25%	2.27%	99%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
(f)
Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 38%, 54%, 43%, 50%, and 99% for the years ended December 31 2020, 2019, 2018, 2017, and 2016, respectively.

14

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Great-West Funds’ website is https://www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov/. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
15

GREAT-WEST FUNDS, INC.
Great-West Ariel Mid Cap Value Fund Institutional Class Ticker: MXOAX Investor Class Ticker: MXMCX	Great-West Conservative Profile Fund Institutional Class Ticker: MXKVX Investor Class Ticker: MXCPX Class L Ticker: MXIPX
Great-West Bond Index Fund Institutional Class Ticker: MXCOX Investor Class Ticker: MXBIX Class L Ticker: MXBJX	Great-West Moderate Profile Fund Institutional Class Ticker: MXITX Investor Class Ticker: MXMPX Class L Ticker: MXGPX
Great-West Core Bond Fund Institutional Class Ticker: MXIUX Investor Class Ticker: MXFDX	Great-West Moderately Aggressive Profile Fund Institutional Class Ticker: MXHRX Investor Class Ticker: MXBPX Class L Ticker: MXFPX
Great-West Emerging Markets Equity Fund Institutional Class Ticker: MXENX Investor Class Ticker: MXEOX	Great-West Moderately Conservative Profile Fund Institutional Class Ticker: MXJUX Investor Class Ticker: MXDPX Class L Ticker: MXHPX
Great-West Global Bond Fund Institutional Class Ticker: MXZMX Investor Class Ticker: MXGBX	Great-West Lifetime 2015 Fund Institutional Class Ticker: MXNYX Investor Class Ticker: MXLYX Service Class Ticker: MXLZX Class L Ticker: MXABX
Great-West Government Money Market Fund Institutional Class Ticker: MXGXX Investor Class Ticker: MXMXX	Great-West Lifetime 2020 Fund Institutional Class Ticker: MXAKX Investor Class Ticker: MXAGX Service Class Ticker: MXAHX Class L Ticker: MXAJX
Great-West High Yield Bond Fund Institutional Class Ticker: MXFRX Investor Class Ticker: MXHYX	Great-West Lifetime 2025 Fund Institutional Class Ticker: MXQBX Investor Class Ticker: MXELX Service Class Ticker: MXFLX Class L Ticker: MXANX
Great-West Inflation-Protected Securities Fund Institutional Class Ticker: MXIOX Investor Class Ticker: MXIHX	Great-West Lifetime 2030 Fund Institutional Class Ticker: MXAYX Investor Class Ticker: MXATX Service Class Ticker: MXAUX Class L Ticker: MXAWX

Great-West International Growth Fund Institutional Class Ticker: MXHTX Investor Class Ticker: MXIGX	Great-West Lifetime 2035 Fund Institutional Class Ticker: MXTBX Investor Class Ticker: MXKLX Service Class Ticker: MXLLX Class L Ticker: MXAZX
Great-West International Index Fund Institutional Class Ticker: MXPBX Investor Class Ticker: MXINX	Great-West Lifetime 2040 Fund Institutional Class Ticker: MXBGX Investor Class Ticker: MXBDX Service Class Ticker: MXBEX Class L Ticker: MXBFX
Great-West International Value Fund Institutional Class Ticker: MXJVX Investor Class Ticker: MXIVX Class L Ticker: MXMIX	Great-West Lifetime 2045 Fund Institutional Class Ticker: MXWEX Investor Class Ticker: MXQLX Service Class Ticker: MXRLX Class L Ticker: MXBHX
Great-West Large Cap Growth Fund Institutional Class Ticker: MXGSX Investor Class Ticker: MXLGX	Great-West Lifetime 2050 Fund Institutional Class Ticker: MXBSX Investor Class Ticker: MXBOX Service Class Ticker: MXBQX Class L Ticker: MXBRX
Great-West Large Cap Value Institutional Class Ticker: MXVHX Investor Class Ticker: MXEQX Investor II Class Ticker: MXHAX	Great-West Lifetime 2055 Fund Institutional Class Ticker: MXZHX Investor Class Ticker: MXWLX Service Class Ticker: MXXLX Class L Ticker: MXBTX
Great-West Mid Cap Value Fund Institutional Class Ticker: MXKJX Investor Class Ticker: MXMVX	Great-West Lifetime 2060 Fund Institutional Class Ticker: MXGUX Investor Class Ticker: MXGNX Service Class Ticker: MXGQX
Great-West Multi-Sector Bond Fund Institutional Class Ticker: MXUGX Investor Class Ticker: MXLMX	Great-West SecureFoundation® Lifetime 2020 Fund Institutional Class Investor Class Ticker: MXSMX Service Class Ticker: MXSPX
Great-West Real Estate Index Fund Institutional Class Ticker: MXSFX Investor Class Ticker: MXREX	Great-West SecureFoundation® Lifetime 2025 Fund Institutional Class Investor Class Ticker: MXSNX Service Class Ticker: MXSOX
Great-West S&P 500® Index Fund Institutional Class Ticker: MXKWX Investor Class Ticker: MXVIX Class L Ticker: MXVJX	Great-West SecureFoundation® Lifetime 2030 Fund Institutional Class Investor Class Ticker: MXSQX Service Class Ticker: MXASX
Great-West S&P Mid Cap 400® Index Fund Institutional Class Ticker: MXNZX Investor Class Ticker: MXMDX Class L Ticker: MXBUX	Great-West SecureFoundation® Lifetime 2035 Fund Institutional Class Investor Class Ticker: MXSRX Service Class Ticker: MXSSX

Great-West S&P Small Cap 600® Index Fund Institutional Class Ticker: MXERX Investor Class Ticker: MXISX Class L: MXNSX	Great-West SecureFoundation® Lifetime 2040 Fund Institutional Class Investor Class Ticker: MXDSX Service Class Ticker: MXESX
Great-West Short Duration Bond Fund Institutional Class Ticker: MXXJX Investor Class Ticker: MXSDX	Great-West SecureFoundation® Lifetime 2045 Fund Institutional Class Investor Class Ticker: MXSTX Service Class Ticker: MXSWX
Great-West Small Cap Growth Fund Institutional Class Ticker: MXMSX Investor Class Ticker: MXMTX	Great-West SecureFoundation® Lifetime 2050 Fund Institutional Class Investor Class Ticker: MXFSX Service Class Ticker: MXHSX
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) Institutional Class Ticker: MXTFX Investor Class Ticker: MXLSX	Great-West SecureFoundation® Lifetime 2055 Fund Institutional Class Investor Class Ticker: MXSYX Service Class Ticker: MXSZX
Great-West T. Rowe Price Mid Cap Growth Fund Institutional Class Ticker: MXYKX Investor Class Ticker: MXMGX Class L Ticker: MXTMX	Great-West SecureFoundation® Lifetime 2060 Fund Institutional Class Investor Class Ticker: MXGWX Service Class Ticker: MXGYX
Great-West U.S. Government Securities Fund Institutional Class Ticker: MXDQX Investor Class Ticker: MXGMX	Great-West SecureFoundation® Balanced Fund Institutional Class Ticker: MXCJX Investor Class Ticker: MXSBX Service Class Ticker: MXSHX Class L Ticker: MXLDX
Great-West Aggressive Profile Fund Institutional Class Ticker: MXGTX Investor Class Ticker: MXAPX Class L Ticker: MXEPX
(the “Fund(s)”)
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Throughout this SAI, “Fund” is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus. It contains information in addition to the information in the Prospectuses for the Funds. The Prospectuses for the Funds, which we may amend from time to time, contain the basic information you should know before investing in a Fund. This SAI should be read together with the Prospectuses for the Funds, each dated April 30, 2021. Requests for copies of Prospectuses should be made by writing to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling (866) 831-7129, or by viewing https://www.greatwestinvestments.com. The financial statements appearing in the Funds’ Annual Reports are incorporated into this SAI by reference; please see the “Financial Statements” section of this SAI for hyperlinks to these reports. Copies of the Annual Reports are available, without charge, and can be obtained by calling (866) 831-7129 or by viewing at https://www.greatwestinvestments.com .
April 30, 2021

INFORMATION ABOUT GREAT-WEST FUNDS AND THE FUNDS
Great-West Funds, Inc. (“Great-West Funds”) is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. Great-West Funds offers 55 Funds. Great-West Funds is a Maryland corporation that organized on December 7, 1981 and commenced business as an investment company on February 5, 1982. Great-West Funds was formerly known as Maxim Series Fund, Inc. The name change to Great-West Funds occurred on September 24, 2012. This SAI describes 49 Funds, 22 of which are diversified Funds and 27 of which are non-diversified Funds.
Each Fund offers two or more classes of shares. The Institutional Class, Investor Class and Investor II Class shares offered by certain Funds do not have sales charges or distribution fees. The Class L and Service Class shares offered by certain Funds do not have sales charges but have a distribution and service fee (or 12b-1 fee).
Currently, shares of the Funds may be sold to and held by separate accounts of insurance companies to fund benefits under certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement account (“IRA”) custodians or trustees, participants in connection with qualified retirement plans (“retirement plans”) and, with respect to certain Funds, participants in connection with college saving programs (collectively, “Permitted Accounts”) and asset allocation funds that are series of Great-West Funds. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as the investment adviser to Great-West Funds.
Diversified Funds
At least 75% of the value of a diversified fund’s total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer (other than the U.S. government and other investment companies) is neither more than 5% of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer.
Non-Diversified Funds
A non-diversified Fund is any Fund other than a diversified Fund. The Great-West Global Bond Fund, Great-West Real Estate Index Fund, the Great-West Profile Funds (the “Profile Funds” or each a “Profile Fund”), the Great-West Lifetime Funds (the “Lifetime Funds”), the Great-West SecureFoundation® Balanced Fund (the “SecureFoundation® Balanced Fund”), and the Great-West SecureFoundation® Lifetime Funds (the “SecureFoundation® Lifetime Funds”) are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified Fund. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund may be more sensitive to changes in the market value of a single issuer or industry.
INVESTMENT LIMITATIONS
Fundamental Policies
Great-West Funds has adopted limitations on the investment activity of the Funds which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Fund. These limitations apply to each of the Funds. If changes to the fundamental policies of only one Fund are being sought, only shares of that Fund are entitled to vote. “Majority” for this purpose and under the Investment Company Act of 1940, as amended (“1940 Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.
1. BORROWING. No Fund will borrow money except that a Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with such Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, the fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
2. COMMODITIES, FUTURES, AND OPTIONS THEREON. No Fund will purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). Great-West Funds does not consider currency contracts or hybrid investments to be commodities.
3. INDUSTRY CONCENTRATION. No Fund will purchase the securities of any issuer if, as a result, more than 25% of the value of such Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction. Notwithstanding the foregoing, each of the Great-West International Index, Great-West Real Estate Index, Great-West S&P 500® Index, Great-West S&P Mid Cap 400® Index, and Great-West S&P Small Cap 600® Index Funds (the “Equity Index Fund(s)” or each an “Equity Index Fund”) and Great-West Bond Index Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described within the current Prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Fund or the Great-West Bond Index Fund is concentrated in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.
4. LOANS. No Fund will make loans, although a Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.
5. DIVERSIFICATION. No Fund will, with respect to 75% of the value of the Fund’s total assets, purchase a security if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Great-West Global Bond Fund, Great-West Real Estate Index Fund, the Profile Funds, the Lifetime Funds, the SecureFoundation® Balanced Fund, or the SecureFoundation® Lifetime Funds as these funds are considered non-diversified for purposes of the 1940 Act.
6. REAL ESTATE. No Fund will purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
7. SENIOR SECURITIES. No Fund will issue senior securities except in compliance with the 1940 Act.
8. UNDERWRITING. No Fund will underwrite securities issued by other persons, except to the extent such Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.
All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 2 above.
The 1940 Act prohibits a fund from issuing any senior securities, except for certain borrowings. The SEC staff has broadly interpreted senior security to include any type of transaction with the potential for leverage, including certain futures, options and other derivatives transactions, short sales, the purchase of securities on a when-issued or delayed-delivery basis or similar transactions with leverage potential. The SEC staff has indicated that transactions with the potential for leverage will not be treated as prohibited senior security issuances if the fund follows certain procedures to prevent losses from the potential leveraged aspect of these transactions. These procedures generally require the fund to segregate cash or liquid securities equal in value to the fund’s potential exposure from the transaction or to cover the transaction through ownership of the instrument underlying the transaction.
Non-Fundamental Policies
In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Funds to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Fund's name. If the Board of Directors of Great-West Funds (the “Board”) determines to change the 80% non-fundamental policy for any of these Funds, that Fund will provide no less than 60 days prior written notice of such change to the shareholders before implementing the change of investment policy. More information regarding how each Fund meets this 80% policy is included in its Prospectus.
Great-West Ariel Mid Cap Value Fund	Great-West Multi-Sector Bond Fund
Great-West Bond Index Fund	Great-West Real Estate Index Fund
Great-West Core Bond Fund	Great-West S&P 500® Index Fund
Great-West Emerging Markets Equity Fund	Great-West S&P Mid Cap 400® Index Fund
Great-West Global Bond Fund	Great-West S&P Small Cap 600® Index Fund
Great-West Government Money Market Fund	Great-West Short Duration Bond Fund
Great-West High Yield Bond Fund	Great-West Small Cap Growth Fund

Great-West Inflation-Protected Securities Fund	Great-West Small Cap Value Fund
Great-West Large Cap Growth Fund	Great-West T. Rowe Price Mid Cap Growth Fund
Great-West Large Cap Value Fund	Great-West U.S. Government Securities Fund
Great-West Mid Cap Value Fund
The Great-West Government Money Market Fund is a government money market fund that operates in compliance with Rule 2a-7 and other rules governing money market funds under the 1940 Act. Accordingly, in addition to the 80% policy described above, it is a non-fundamental investment policy of the Great-West Government Money Market Fund to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities.
Operating Policies
Great-West Funds has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board without shareholder approval.
Under these policies, the Funds will not:
1. Enter into commodity futures or commodity options contracts, or swaps, if, with respect to positions in commodity futures or commodity options contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;
2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities (5% for the Great-West Government Money Market Fund);
3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;
4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs, except that a Fund may purchase securities of issuers which invest or deal in the above.
INVESTMENT POLICIES AND PRACTICES
The investment objectives, investment strategies, and principal risks of each Fund are described in its Prospectus. This SAI contains supplemental information about those strategies and risks and the types of securities that GWCM or a sub-adviser to a Fund (“Sub-Adviser”) may select for each Fund. Additional information also is provided about the strategies that a Fund may use to try to achieve its objective. Except as described below and except as otherwise specifically stated in the applicable Prospectus or this SAI, each Fund’s investment policies set forth in its Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.
The following pages contain more detailed information about types of securities in which the Funds may invest, as well as investment strategies, practices and techniques that GWCM or any Sub-Adviser may employ in pursuit of a Fund’s investment objective, together with a discussion of related restrictions and risks. GWCM and/or any Sub-Adviser may not buy these securities or use any of these techniques unless it believes that they are consistent with the applicable Fund’s investment objectives and policies (as described in the Fund’s prospectus) and that doing so will help the Fund achieve its objective. In addition, due to unavailability, economic unfeasibility or other factors, a Fund may simply have no opportunity to invest in a particular security or use a particular investment technique.
Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Bank Loans. Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies that are involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a

“when-issued” basis. The market for bank loans may not be highly liquid and a Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV. Assets allocated to bank loans where a Fund does not assume a contractual lending relationship with the borrower is considered an investment in the industry of the financial intermediary and the borrower.
The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Bank loans generally are subject to legal or contractual restrictions on resale. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund relies on the portfolio managers’ research to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Bankers’ Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Funds generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.
Bank Obligations. The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.
Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Fund borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.
Under the 1940 Act, the Funds may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Brady Bonds. Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.
Brady bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.
Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds.

Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.
Debt restructurings have been implemented under the Brady Plan in a number of countries, including Argentina, Brazil, Bolivia, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.
Each Fund may invest in Brady Bonds only if it is consistent with quality specifications established from time to time by GWCM or the Sub-Adviser to that Fund.
Caps and Floors. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.
Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation (“CMO”) is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.
CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets.
CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities.
Commercial Paper. Commercial paper is an unsecured short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Contingent convertible securities (“COCOs”) are a complex subset of convertible securities that are designed so that the issuer of the security can absorb losses if the issuer’s capital falls below a predetermined trigger level. If triggered, COCOs absorb losses for the issuer by either (i) converting from a fixed income security to common stock of the issuer or (ii) writing down the value of the security. If the COCO is converted to a common stock of the issuer, the common stock may not pay a dividend, which could result in a reduced income rate for a Fund. Additionally, if the COCO is converted to a common stock of the issuer and the issuer declares bankruptcy, the Fund would be less likely to recover its claim in bankruptcy because owners of common stock are generally last in line for payment priority. If the COCO undergoes a mandatory write-down, the Fund may lose some or all of its investment in the COCO.
Corporate Fixed Income Obligations. Corporate fixed income obligations include bonds, notes, debentures, delayed draw term loans, and other obligations of corporations to pay interest and repay principal. Corporate fixed income obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Some corporate fixed income obligations are demand instruments, which require the issuer or a third party, either on a conditional or unconditional basis, to repurchase the security for its face value upon demand.
An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
The secondary market for high yield-high risk “junk bonds,” which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, portfolio managers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.
Since investors generally perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.
In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Fund’s manager will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
Portfolio managers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Portfolio managers continually monitor the investments in the applicable Funds and evaluate whether to dispose of or to retain corporate fixed income obligations whose credit ratings or credit quality may have changed.
Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, municipals, and mortgage and other asset-backed securities. Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk). Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Debt securities may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).
Debt Security Ratings. Portfolio managers may consider the ratings assigned by various investment services and nationally recognized statistical rating organizations (“NRSRO”), such as Standard & Poor’s Global Ratings (“S&P”), that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of an NRSRO, such as S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.
The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Fund at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on obligations purchased by a Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities.
Distressed Debt Obligations. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.
A Fund will generally make such investments only when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Fund’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.
Dollar-denominated Foreign Debt Securities (“Yankee Bonds”) “Yankee bonds” are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.
Emerging Markets Issuers. Emerging markets include (i) countries that have an emerging stock market as defined by MSCI, Inc.; (ii) countries with low- to middle-income economies as classified by the World Bank; or (iii) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.
Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Equity Securities. Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

The value of equity securities in a Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline. GWCM or a Fund's Sub-Adviser will attempt to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. The price of a company's shares depends significantly on the information publicly available about the company. The restatement of a company's financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company's management. A Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.
Exchange-Traded Funds. Exchange-traded funds (“ETF(s)”) are a type of investment company the shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index. These indexes may be broad-based, sector or international. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their market prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Fund investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.
Funds will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are purchased and sold once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.
An ETF may purchase, retain and sell securities at times when an actively managed open-end mutual fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.
Please also see the discussion concerning the risks associated with derivative transactions under “Derivative Instruments,” below.
Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.
Foreign Investment Companies. Some foreign countries may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Foreign Securities. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.
Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.
A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. Dollars.
American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs including European Depositary Receipts and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.
Foreign securities and cash may be held with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Futures. See “Derivative Instruments” below.
Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund’s securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund’s ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its Fund, (2) use derivatives contracts that cover a narrow range of circumstances, or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
High Yield-High Risk Debt Securities (“Junk Bonds”). High yield-high risk debt securities, often referred to as “junk bonds,” are debt securities that are rated BB or lower by S&P, or are of comparable quality if unrated. High yield-high risk securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.
Investments in high yield-high risk securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield-high risk securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield-high risk securities, thus further disrupting the market for such securities.
High yield-high risk securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield-high risk debt bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, high yield-high risk bonds tend to underperform U.S. Treasury and investment grade bonds because high yield-high risk bond prices tend not to rise as much as the prices of these bonds.
The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield-high risk securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield-high risk securities could also be at greater risk because high yield-high risk securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield-high risk security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield-high risk securities and a Fund’s net asset value. Furthermore, in the case of high yield-high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.
High yield-high risk securities present risks based on payment expectations. For example, high yield-high risk securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield-high risk securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield-high risk securities than in the case of investment grade bonds.
Special tax considerations are associated with investing in high yield-high risk securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.
In addition, the credit ratings assigned to high yield-high risk securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield-high risk securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.
Because the risk of default is higher for lower-quality debt securities, portfolio managers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund's investment objective may be more dependent on the portfolio manager's own credit analysis than might be the case for a Fund which invests in higher quality bonds. The portfolio managers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain high yield-high risk securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.
New laws and proposed new laws may negatively affect the market for high yield-high risk securities.
A Fund may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a Fund's shareholders.
Illiquid Securities. The term “illiquid security” generally means a security that a Fund reasonably believes cannot be sold or disposed of in then current market conditions within seven days or less without the sale or disposition significantly changing the value of the security used in determining a Fund's net asset value. Under the supervision of the Board, GWCM or the Sub-Adviser, as applicable, determines the liquidity of portfolio securities and, through reports from GWCM or the Sub-Adviser, as applicable, the Board monitors investments in illiquid securities. Certain types of securities may be considered generally to be illiquid. Included among these are “restricted securities” which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as “Rule 144A securities”) that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines adopted by the Board. See “Restricted Securities” and “Rule 144A Securities” below.

A Fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.
Inflation-Linked Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. Treasury inflation-protected securities (“TIPS”) are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.
Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund. Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a fund being treated as a return of capital.
Initial Public Offering (“IPOs”). IPOs are new issues of equity securities. IPOs have many of the same risks as small company stocks. IPOs do not have trading history, and information about the company may be available only for recent periods. A Fund’s purchase of shares issued in IPOs exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of newly-priced companies have fluctuated in significant amounts over short periods of time. IPOs may generate substantial gains for a Fund, but investors should not rely on any past gains that may have been produced by IPOs as an indication of a Fund’s future performance, because there is no guarantee that a Fund will have access to profitable IPOs in the future. As with newly issued secondary offerings, a Fund may be limited in the quantity of IPO shares that it may buy at the offering price, or a Fund may not be able to buy any shares of an IPO at the offering price. As the size of a Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of a Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.
Investment Companies. Each Fund may invest in shares of other investment companies within the limitations of the 1940 Act and any orders issued by the SEC. Section 12(d)(1) of the 1940 Act generally precludes a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, the Funds may invest in investment companies beyond these general limits pursuant to certain provisions of the 1940 Act, rules under the 1940 Act, or SEC orders subject to certain conditions.
Under an SEC order subject to certain conditions (the “Great-West Order”), the Funds may purchase shares in unaffiliated investment companies beyond the Section 12(d)(1) limits described above. The Lifetime Funds, the SecureFoundation Balanced Fund, and the SecureFoundation Lifetime Funds expect to rely on the Great-West Order in purchasing shares of Underlying Funds that are not affiliated with Great-West Funds.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. Compliance with these regulatory changes will be required by January 2022. These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters.
The following discussion of registered investment companies may be of particular relevance to those who invest in the Profile Funds, the Lifetime Funds, the SecureFoundation® Balanced Fund, or the SecureFoundation® Lifetime Funds. These Funds are known as “funds-of-funds” because they seek to achieve their investment objectives by investing in other registered investment companies (the “Underlying Funds”).
The Underlying Funds’ investments, the different types of securities in which the Underlying Funds typically invest, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Funds are currently known. Not all Underlying Funds discussed below are eligible investments for each Fund. A Fund will invest in Underlying Funds that are intended to help it achieve its investment objective.

Registered investment companies may issue and redeem their shares on a continuous basis (open-end funds) or may offer a fixed number of shares usually listed on an exchange (closed-end funds). ETFs, which are also a type of registered investment company, are discussed above. Registered investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Registered investment companies also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in registered investment companies generally reflect the risks of the securities in which the registered investment companies invest and the investment techniques they may employ. Also, registered investment companies charge fees and incur operating expenses.
Open-end funds come in many varieties. For example, there are index funds, stock funds, bond funds, money market funds, and more. Stock funds typically seek capital growth and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund’s other investments and use of investment techniques also will affect its performance and portfolio value.
Small-cap stock funds generally seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.
International stock funds generally seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.
Bond funds generally seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when–issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.
Government money market funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Generally, money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.
Lending of Fund Securities. Subject to investment limitations described above for all Funds, each Fund from time-to-time may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a Fund’s total assets (including the value of collateral received). Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

GWCM understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive collateral that is at least 102% of the market value of domestic securities and 105% of the market value of foreign securities, in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, by terminating the loan.
Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market forces (i.e., capital appreciation or depreciation).
Loan Participations and Assignments. Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a Loan Participation, the Fund typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is believed by GWCM or Sub-Adviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
A Fund may have difficulty disposing of Loan Participations and Assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Loan Participations or Assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
The Board has adopted a liquidity risk management program for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase.
In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board.
London Interbank Offered Rate (“LIBOR”) Risk. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to the Fund, and may be used in other ways that affect a Fund’s investment performance. In July, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. In March 2021, the UK Financial Conduct Authority announced that (i) all non-USD LIBOR tenors and the USD 1-week and 2-month LIBOR tenors will either cease or no longer be representative immediately after December 31, 2021, and (ii) the USD overnight, 1-month, 3-month, 6-month and 12-month LIBOR tenors will either cease or no longer be representative immediately after June 30, 2023. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of,

LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 or, in the case of certain USD LIBOR tenors that have been extended beyond 2021, prior to June 30, 2023. All of the aforementioned risks may adversely affect a Fund’s performance or NAV.
Lower Quality Debt Securities. Lower quality debt securities are securities that are rated in the lower categories by NRSROs (i.e., BB or lower by S&P) or unrated securities of comparable quality. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. GWCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as S&P are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds. GWCM and its Sub-Advisers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain lower quality securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.
A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.
Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership in accordance with the terms established in the partnership agreement.
The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Money Market Instruments and Temporary Defensive and Other Short-Term Positions. Although the Great-West Government Money Market Fund invests primarily in money market instruments, each of the other Funds (except the passively-managed Funds that are designed to track the returns of a benchmark index) may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in “money market instruments”) as deemed appropriate by GWCM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by GWCM or the applicable Sub-Adviser for temporary defensive purposes.
The types of money market instruments in which the Funds , excluding the Great-West Government Money Market Fund, may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Policies and Practices section, above).
Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.
The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
Mortgage Dollar Rolls. In a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase the Fund’s overall investment exposure and result in losses.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enter into dollar roll transactions to enhance the return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.
Mortgage Pass-through Securities. Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/ or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s sub-adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Funds’ limitations on investments in illiquid securities.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities, and other asset-backed securities, do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.
Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions; and agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. However, while most municipal bonds are exempt from federal income tax, some, including Build America Bonds, are not. Municipal bonds include securities from a variety of sectors, each of which has unique risks, including credit risk, interest rate risk, call risk and liquidity risk.
Options. See “Derivative Instruments” below.
Pooled Investment Vehicles. A Fund may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and other expenses that the Fund bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may invest in certain pooled vehicles.
Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.
Privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.
Real Estate Investment Trusts (“REITs”). Equity REITs are generally considered to be REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate and their value depends upon that of the underlying properties.  Mortgage REITs are generally considered to be REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages.  Mortgage REITs make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower.  Hybrid REITs are generally considered to be those REITs that do not meet the equity or mortgage tests.  The values of REITs are also affected by management skill, cash flow, and tax and regulatory requirements.
Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and GWCM or its Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by GWCM or the Sub-Adviser, as applicable.
Restricted Securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e, Rule 144A Securities). They may include private placement securities that have not been registered under the applicable securities laws, including securities sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include qualified institutional buyers, as defined in Rule 144(A)(1) under the Securities Act of 1933 (the “Securities Act”). Restricted securities may not be listed on an exchange and may have no active trading market. A restricted security may be considered liquid, i.e., it can be resold to qualified institutional buyers or otherwise is determined to be readily marketable pursuant to policies and guidelines adopted by the Board, but a restricted security shall generally be deemed illiquid if GWCM or the Sub-Adviser, as applicable, has attempted to dispose of the security at approximately the amount at which it has been valued and has not been able to so dispose of the security for seven (7) days.
Subject to their percentage limitation on illiquid securities and other applicable policies of the Funds, the Funds may invest in restricted securities, such as securities that may be freely transferred among qualified institutional buyers and for which a liquid institutional market has developed. If it is decided that a liquid market does exist, the securities will not be subject to a limit of 15% of the value of the applicable Fund’s assets (or a 5% limitation, in the case of the Great-West Government Money Market Fund). While maintaining oversight, the Board has delegated the day-to-day function of making liquidity determinations to GWCM and, as applicable, GWCM has delegated to Sub-Advisers. To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.
Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. A Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by GWCM. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.
Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid in accordance with procedures adopted by the Board are deemed to be liquid securities for purposes of a Fund’s investment strategy. Subject to liquidity limitations, the Funds may invest in certain unregistered securities which may be sold under Rule 144A and which otherwise comply with the investment restrictions and policies regarding investing in illiquid securities for such applicable Fund. Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund’s purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a Fund has purchased them. After purchase, GWCM and, if applicable, a Sub-Adviser, will continue to monitor the liquidity of Rule 144A securities.
Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
A Fund's decision to make a short sale against the box may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.
Sovereign Debt. Sovereign debt is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. A Fund may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, a Fund may invest in sovereign debt that is in default as to payments of principal or interest. In the event that a Fund holds nonperforming sovereign debt, the Fund may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing its rights thereunder.
Special Purpose Acquisition Companies. A special purpose acquisition company (“SPAC”) is typically a publicly traded company that raises funds through an initial public offering for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC's initial public offering. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the initial public offering or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a Fund believes is the SPAC security's value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Stripped Mortgage-backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities.
Stripped Treasury Securities. Zero-coupon bonds are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to distribute such accrued interest prior to maturity of the zero coupon obligation in order to satisfy the distribution requirements for regulated investment companies under the Code. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.
Structured Securities. Structured securities, including participation notes, structured notes, low exercise price warrants and other related instruments purchased by a Fund, are financial instruments where the interest or value of the structured security is linked to equity securities or equity indices or other instruments or indices (reference instruments).  These instruments may be used to access certain non-U.S. markets, particularly emerging markets, and may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets. They provide investors with economic exposure closely correlated with a direct holding in an individual stock, basket of stocks or equity indices in a single security.
Structured securities differ from debt securities in several aspects. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference instrument. The terms of a structured security may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The reference instrument is also, in certain circumstances exchanged upon maturity of the security.
A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Also, caps can be placed on the amount of appreciation with regard to the reference instrument.
Certain issuers of structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
To Be Announced (“TBA”) Purchase Commitments. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed transaction, a Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.
U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
Some U.S. government securities, called “Treasury inflation-protected securities” (TIPS), are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
A Fund may purchase additional non-TIP inflation-protected securities whose principal value or interest rate is periodically adjusted to the rate of inflation. If an inflation-protected security is adjusted to the principal amount, the adjusted principal value of the security repaid may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.
Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.
Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which “float” continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Funds to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, a Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.
Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.
When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, a Fund may sell the securities before the settlement date if the portfolio manager deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.
Zero Coupon Securities, Payment in Kind (“PIK”) Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.
Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.
To avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Derivative Instruments
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Fund securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.
Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate, and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties (each a “Counterparty,” collectively, the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Fund may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Fund will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Fund is a Protection Buyer and no Event of Default occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Fund (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Fund is the Protection Seller and no Event of Default occurs, the Fund will receive a fixed rate of income throughout the term of the CDS, which typically is between six months and three years. However, if an Event of Default occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Fund invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS. A Fund may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of CDS agreements.
Whether a Fund’s use of CDS agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are Counterparty contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the Event of Default or bankruptcy of a Counterparty. The requirements for qualification as a regulated investment company under the Code may limit a Fund’s ability to use CDS agreements. The CDS market is largely unregulated. It is possible that developments in the CDS market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing CDS agreements or to realize amounts to be received under such CDS agreements.
In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit a Fund’s ability to use CDSs and/or the benefits of CDSs. CDSs, credit linked notes and similarly structured products involve risks, including the risk that the Counterparty may be unable to fulfill the transaction or that a Fund may be required to purchase securities to meet delivery obligations. A Fund may have difficulty, be unable, or may incur additional costs to acquire such securities.
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Funds could experience difficulty in selling such security at a price the portfolio manager believes is fair.
Currency Swaps. Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.
Foreign Currency Transactions. Any Fund which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use options and futures contracts relating to foreign currencies for the same purposes.
When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.
The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Fund owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.
Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on the portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. For example, if a currency's value rose at a time when the portfolio manager had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the portfolio manager hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the portfolio manager increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Fund or that the portfolio manager will hedge at an appropriate time.

Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.
Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a Fund may invest include, for example, interest-rate futures, index futures, securities futures, currency futures and currency forward contracts.
The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.
A Fund may buy and sell futures contracts on United States and foreign exchanges. Futures contracts in the United States have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a Fund is excluded from the definition of a “commodity pool operator.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Funds. The Funds intend to limit their use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the Funds were no longer able to claim the exclusion, GWCM would be required to register as a “commodity pool operator” and the Funds and GWCM would be subject to regulation under the CEA.
A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.
Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.
Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.
Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.
Inflation Index Swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party's payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a Fund against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Fund's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Fund's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a Fund's holdings, or to facilitate the sale of such securities.
Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
The successful utilization of interest rate transactions depends on the portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into such transactions. For example, if a Fund purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, a Fund may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the portfolio manager believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.
Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Fund may use call options in the following ways:
•Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and
•Write call options on Fund securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.
Put Options. A put option gives the holder the right to sell the underlying asset to the writer of the option. A Fund may use put options in the following ways:
•Purchase put options on Fund securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and
•Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Fund may also buy or write options, as needed, to close out existing option positions.
Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.
Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.
Closing out options (exchange traded options). The buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options.

A Fund will realize a profit from a closing transaction if the price of the transaction is more than the premium paid by a Fund to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.
Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which a Fund may invest include caps and floors, interest rate swaps, total return swaps, volatility swaps, currency swaps and credit default swaps.
As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of a Fund to enter into swap agreements or limit the ability of a Fund to terminate existing swap agreements or to realize amounts to be received under such agreements. GWCM will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.
Swap Deposits. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.
Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
Volatility Swaps. Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risks (if the Counterparty fails to meet its obligations), and the risk that the portfolio manager is incorrect in forecasts of volatility of the underlying asset or reference.
Asset Coverage for Certain Investments and Trading Practices. Typically, the Funds’ investments in equity and fixed income securities do not involve significant investments in future financial obligations such as futures, options, credit default swaps, and other hedging transactions. However, from time to time the Funds may make investments or employ trading practices that obligate the Funds, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. In such situations the Funds will comply with guidance from the SEC and other applicable regulatory bodies with respect to coverage of certain investments and trading practices by the Funds. This guidance may require earmarking or segregation by the Funds of cash or liquid securities with its custodian or a designated sub-custodian to the extend a particular Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument, or by other investment positions, or by other means consistent with regulatory policies. In these situations, the Funds may cover their obligations by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the future financial obligation. In some cases the SEC guidance permits the Funds to cover their obligations by entering into an offsetting transaction(s). In these situations, the Funds may cover their obligations by earmarking or otherwise segregating an amount of the future financial obligation at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of that security at least equal to the deliverable amount at a price at or below the sale price received by the Funds on the future financial obligation(s). The Funds reserve the right to modify their asset segregation policies in the future to comply with changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
Accordingly, because the Funds cover their obligations under these types of transactions as described herein, GWCM, the Sub-Advisers, and the Funds believe such investments in future financial obligations do not constitute senior securities and accordingly will not treat them as being subject to their respective borrowing restrictions. Earmarking or otherwise segregating a large percentage of the Funds’ assets could impede or restrict GWCM’s or Sub-Advisers’ ability to manage the Funds’ assets or the Fund's ability to meet redemption requests or other current obligations.
Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Limitations on Futures and Options Transactions. Great-West Funds, on behalf of each Fund, has claimed (or will claim prior to investing in any futures contracts or other commodity interests) an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to any Fund. Each Fund, to the extent it is otherwise permitted to invest in futures contracts and options thereon, may only enter into such futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the net assets of the Fund. This limitation on a Fund's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.
Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to assets held to cover its options or futures positions could also be impaired.
Other Risks
Cyber Security Risk. Like other funds and business enterprises, the use of the Internet and other electronic media and technology exposes the Funds, the Funds’ shareholders, and the Funds’ service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from or spread of malware, computer viruses or other malicious software code, corruption of data, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website or internet access, functionality or performance. Like other funds and business enterprises, a Fund, or its adviser, Sub-Adviser, custodians, transfer agent and other third party service providers have experienced, and will continue to experience, cyber-events consistently. Cyber-events have not had a material adverse effect on the Funds’ business operations or performance. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause a Fund, or its adviser, Sub-Adviser, custodians, transfer agent and other third party service providers to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which a Fund invests could cause the Fund’s investments to lose value. The Funds’ adviser has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Adviser or its affiliates, or other service providers, will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Funds’ adviser, and its relevant affiliates, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.
Brexit Risk. On January 31, 2020, the United Kingdom (“UK”) left the EU (“Brexit”) and entered into a transition period that ended on December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit, including whether Brexit will have a negative impact on the UK, the broader global economy or the value of the British pound sterling. Brexit may cause both the British pound sterling and the Euro to depreciate in relation to the U.S. dollar, which could adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged, irrespective of the performance of the underlying issuer. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while a new relationship between the UK and the EU is defined and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The UK and European economies and the broader global economy could be significantly impacted during this period of uncertainty, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.
Greater China and China A-Shares Risk. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (“Stock Connect”), mutual market access programs designed to, among other things, enable foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong, are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the underdeveloped state of the PRC's investment and banking systems in general.
Market Event Risks. Economies and financial markets through the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism and other circumstances in one country or region could have profound impacts on global economies or markets.
Unpredictable events such as environmental or natural disasters, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the global economy, the economy in certain geographic regions or countries, or the markets and issuers in which a Fund invests. Certain events may exacerbate pre-existing political, social, and economic risks. These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. In addition, the operations of the Funds, their investment advisers, and the Funds' service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. For example, recently a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.
Operational Risk. Your ability to transact with the Funds or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. Therefore, each Fund and its shareholders could be negatively impacted as a result.
Other Investment Limitations. Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including amounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, GWCM or a Sub-Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. GWCM has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, GWCM and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. The internal policies and procedures of GWCM and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities.
PORTFOLIO HOLDINGS DISCLOSURE
Great-West Funds has adopted policies and procedures governing the disclosure of information regarding each Fund’s portfolio holdings. As a general matter, it is Great-West Funds’ policy that the public disclosure of information concerning a Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about a Fund’s portfolio holdings may not be disclosed until it is either filed with the SEC, mailed out to shareholders, or otherwise made available on the Great-West Funds’ website (https://www.greatwestinvestments.com), which filing, mailing, or posting will not be made sooner than 15 days after the quarter's end, (ii) Fund holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by Great-West Funds’ President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, one day after EDGAR filing, or one day after posting on the Great-West Funds’ website, (iii) Fund holdings may be regularly provided to Great-West Funds' affiliated and unaffiliated service providers, including service providers of GWCM or Sub-Advisers, in connection with the provision of services to or on behalf of Great-West Funds, and (iv) Fund holdings information that is more current than that in reports or other filings filed electronically with the SEC or as posted on the Great-West Funds’ website may be disclosed not sooner than 15 days after the relevant reporting period.
Public Disclosures
Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC or as posted on the Great-West Funds’ website. Such reports shall be released not sooner than 15 days after the end of the relevant reporting period or after such period required under applicable law.
Great-West Funds and GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (“GWFS” or the “Distributor”), may disclose a Fund's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.
A Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes and is not deemed disclosure of portfolio holdings otherwise generally made available to the public. Under such agreements these mutual fund databases and rating services agree not to use information provided by the Fund regarding the Fund’s portfolio holdings for trading purposes.
Other Disclosures
Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system or posted on the Great-West Funds’ website may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by Great-West Funds’ President or CCO. Great-West Funds may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.
Great-West Funds may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by Great-West Funds. Furthermore, as authorized by the President or CCO of Great-West Funds in writing and upon his or her determination that such disclosure would be in the interests of the relevant Great-West Funds and its shareholders, a Fund may disclose portfolio holdings information. These agreements state that the recipients may not use information provided by the Fund regarding the Fund’s portfolio holdings for trading purposes.
Any exceptions authorized by the President or CCO are reported to the Board. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of Great-West Funds and its shareholders.
As authorized by the Board, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board periodically. Any modifications to the guidelines require prior Board approval.
At this time, Great-West Funds has not entered into any ongoing arrangements to make available public and/or non-public information about Great-West Funds’ portfolio holdings. If, in the future, Great-West Funds desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the SAI. Great-West Funds’ portfolio holdings information may not be disseminated for compensation. There is no assurance that Great-West Funds’ policies on holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.
MANAGEMENT OF GREAT-WEST FUNDS
Great-West Funds
Great-West Funds is organized under Maryland law, and is governed by the Board. The Board is responsible for overall management of Great-West Funds’ business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting Great-West Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.
Directors and Officers
Independent Directors*
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/ Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A

Independent Directors*
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A

Interested Director*****
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great- West Investments, Empower Retirement, LLC (“Empower”); Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC (“AAG”)	55	N/A

Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great- West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)
Associate General Counsel,
Corporate & Investments, Empower;
Associate General Counsel &
Associate Secretary, GWL&A;
Secretary, Audit Committee, Great-
West Life & Annuity Insurance
Company of New York (“GWL&A of
NY”); Vice President, Counsel &
Secretary, AAG, GWCM, and GWFS
Equities, Inc.; formerly, Vice
President & Counsel, Great-West
Funds
				N/A	N/A

Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC; formerly, Assistant Treasurer Great-West Funds	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2021	Director, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM and GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in the 1940 Act) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds.  Mr. Hillary receives no special treatment due to the relationship.

**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund.  Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****  Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
******    An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Board of Directors Leadership Structure
The Board is responsible for overseeing the management of the business and affairs of Great-West Funds and each Fund. The Board currently consists of five Independent Directors and one Interested Director. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Director and management.
The Chair of the Board is Gail Klapper, an Independent Director. The Chair presides at all meetings of the Board at which the Chair is present. The Chair exercises such powers as are assigned to her by the Board, which may include acting as a liaison with service providers, Great-West Funds officers, attorneys and other Directors between meetings. Except for any duties specified herein or pursuant to Great-West Funds’ charter document, the designation of Chair does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
As described below, Great-West Funds has two standing committees. Each of the Audit Committee and the Independent Directors Committees are comprised of all the Independent Directors.
Great-West Funds has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of Great-West Funds including, without limitation, the number of Funds that comprise Great-West Funds, the net assets of Great-West Funds and Great-West Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Great-West Funds.
Risk Oversight
Consistent with its responsibility for oversight of Great-West Funds and the Funds, the Board, among other things, oversees risk management of each Fund's investment program and business affairs directly and through its committees. Great-West Funds, GWCM, the Distributor, Sub-Advisers, and other Great-West Fund service providers have implemented a variety of processes, procedures and controls to address these risks.
The Board's administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.
The Board receives reports from senior officers of Great-West Funds at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. The Board and the Audit Committee also receive regular reports from the Chief Financial Officer and Treasurer regarding Great-West Funds’ internal controls and accounting and financial reporting policies and practices and procedures. In addition, Great-West Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with Great-West Funds’ Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the policies and procedures of Great-West Funds, GWCM, each Sub-Adviser, the Distributor, and DST Asset Manager Solutions, Inc., Great-West Funds’ transfer agent. In addition, the Independent Directors meet with the Chief Compliance Officer at least annually in executive session. The Board also receives reports on a periodic or regular basis from GWCM, and Great-West Funds’ other primary service providers. In addition, at regular quarterly meetings, the Board meets with Sub-Advisers on a rotating basis.

Standing Committees
The Board has two standing committees: an Audit Committee and an Independent Directors Committee.
As set out in the Great-West Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Great-West Funds’ financial accountability and financial reporting by providing a means for Great-West Funds’ Independent Directors to be directly informed as to, and participate in the review of, Great-West Funds’ audit functions. Another objective is to ensure the independence and accountability of Great-West Funds’ outside auditors and provide an added level of independent evaluation of Great-West Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Mr. McConahey is the Chair of the Audit Committee, and Ms. Klapper, Mr. Lake, Mr. Hudner and Mr. Hillary are the other members of the Audit Committee. Two meetings of the Audit Committee were held 2020.
As set forth in the Great-West Funds’ Independent Directors Committee Charter, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Great-West Funds and its service providers, including the review of Great-West Funds’ advisory and distribution arrangements in accordance with Section 15 of the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Great-West Funds’ Independent Directors that are not specifically delegated to another Board committee. Ms. Klapper is the Chair of the Committee, and Mr. McConahey, Mr. Lake, Mr. Hudner and Mr. Hillary are the other members of the Independent Directors Committee. Six meetings of the Independent Directors Committee were held 2020.
The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (the “1934 Act”). Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Great-West Funds, for the attention of the Chair of the Independent Directors Committee, at 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111. The factors used by the Independent Directors Committee for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or by the Committee, include but are not limited to: whether the Board collectively represents a broad cross section of backgrounds, functional disciplines, and experience; whether a candidate’s stature is commensurate with the responsibility of representing shareholders; whether a candidate represents the best choice available; and whether the candidate has the ability to assume the responsibilities incumbent on a Director. The Committee does not evaluate proposed nominees differently based upon who made the proposal.
Ownership
As of December 31, 2020, the following members of the Board had beneficial ownership in the Great-West Funds and/or any other investment companies overseen by the Director.
Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
James A. Hillary	Great-West Government Money Market Fund - Over $100,000	Over $100,000
R. Timothy Hudner	$0	$50,000 - $100,000
Gail H. Klapper	$0	$50,000 - $100,000
Steven A. Lake	$0	$50,000 - $100,000
Stephen G. McConahey	$0	$50,000 - $100,000
Interested Director
Jonathan D. Kreider	Great-West Aggressive Profile Fund - Over $100,000	Over $100,000
As of December 31, 2020, none of the Independent Directors had beneficial ownership in any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of the Great-West Funds or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of the Great-West Funds. Since shares of the Funds may only be sold to Permitted Accounts, members of the Board are only able to invest in shares of the Funds if they invest through a Permitted Account that makes one or more of the Funds available for investment.

Compensation
Great-West Funds pays no salaries or compensation to any of its officers or Directors affiliated with Great-West Funds or GWCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.
Name of Independent Director	Aggregate Compensation from Great-West Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Great-West Funds Paid to Directors
Gail H. Klapper	$230,250	$0	$0	$230,250
James A. Hillary	$198,750	$0	$0	$198,750
R. Timothy Hudner	$198,750	$0	$0	$198,750
Steven A. Lake	$198,750	$0	$0	$198,750
Stephen G. McConahey	$214,500	$0	$0	$214,500
As of December 31, 2020, there were 55 funds for which the Directors served as Directors, all of which were Funds of Great-West Funds. The total compensation paid is comprised of the amount paid during Great-West Funds’ most recently completed fiscal year ended December 31, 2020 by Great-West Funds.
Additional Information Concerning the Directors
The Board formally evaluates itself and its committees at least annually.  This evaluation involves, among other things, review of such matters as each Director's specific experience, qualifications, attributes, skills, or areas of expertise in light of Great-West Funds’ business and structure and the Board's overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each Director should serve as a Director.  The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.
Gail Klapper. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also President of Ward Lake, Inc., a wholesaler of an array of wildflower seeds and produce, and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper is also the Managing Director of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper chairs the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of GWTC, a Colorado state-chartered trust company and wholly-owned subsidiary of GWL&A, the Board of Directors of Guaranty Bancorp, and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber, and the Downtown Denver Partnership, and previously served on the Board of Houghton Mifflin, a Boston-based publishing company, Gold Inc., a distributor of children’s clothing, and health and safety products, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper received a B.A. in Political Science from Wellesley College and a J.D. at the University of Colorado Law School. Ms. Klapper is the Chair of the Board, a member of the Audit and Independent Directors Committees of the Board, and has been designated as the Chair of the Independent Directors Committee. Ms. Klapper has served as a Director since 2007 and the Chair of the Board since 2016.
The Board considered Ms. Klapper's legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her experience as Director of Great-West Funds since 2007.
James A. Hillary. Mr. Hillary is the principal and founding partner of Fios Capital, LLC a pool of private capital seeking investments in operating companies across a broad range of industries. Additionally, Mr. Hillary is a Member of Fios Partners LLC and Fios Holdings LLC; and Sole Member of Fios Companies LLC. Prior to that, in 2004, Mr. Hillary became Founder, Chairman, and Chief Executive Officer of ICAP, a long-short equity fund that managed capital for pensions, endowments, hospitals, universities and high net-worth individuals. Prior to founding ICAP, Mr. Hillary served as an investment analyst and portfolio manager at Marsico Capital Management, LLC. Mr. Hillary has also worked at Pricewaterhouse Coopers in tax, auditing, and consulting as well as at W.H. Reaves & Co., an investment management firm based in Jersey City, New Jersey. Mr. Hillary received a degree in Economics from Rutgers University, a J.D. from Fordham University School of Law in New York and is a Certified Public Accountant. Mr. Hillary is active in the community, supporting the Colorado Ballet, The Mizel Institute, the John Lynch Foundation, and Judi’s House. Mr. Hillary is a member of the Audit and Independent Directors Committees of the Board. Mr. Hillary has served as a Director since 2017.

The Board considered Mr. Hillary’s portfolio management experience in the financial services industry, leadership and executive experience, and his academic experience.
R. Timothy Hudner. Mr. Hudner is a former board member for ALPS Fund Services, a provider of back-office administration and distribution services to the investment management industry, and for Prima Capital Holdings, a company providing research and technology solutions for the wealth management industry. Prior to his board service, Mr. Hudner was a Senior Vice President for Operations & Technology and member of the Executive Committee at Janus Capital Group. During his tenure at Janus, Mr. Hudner held a number of positions including Chief Operations Officer, Chief Technology Officer, and President of Janus Service Company as well as Chairman and CEO of Capital Group Partners, Inc. Prior to his time at Janus, Mr. Hudner was the Vice President of Information Technology at T. Rowe Price Associates and the Director of Information Technology for John Hancock Financial Services. He obtained his Bachelor’s degree from Dartmouth and an M.B.A. from Boston College. Mr. Hudner has served on the Board of Commissioners for the Grand Junction Housing Authority; on the Board of Directors for the Mental Health Center of Denver; and was part of the Regional Center Task Force and Colorado Developmental Disabilities Council. He was reappointed to the Colorado State Housing Board in February 2015 by Colorado Governor John Hickenlooper. Mr. Hudner is a member of the Audit and Independent Directors Committees of the Board. Mr. Hudner has served as a Director since 2017.
The Board considered Mr. Hudner’s financial experience, leadership and executive experience, his board experience on other financial companies, and his academic experience.
Steven A. Lake. Mr. Lake is a Managing Member of Lake Advisors, LLC, a firm focused on hospitality and consumer products industries, and high net worth families. In addition to his role at Lake Advisors, LLC, Mr. Lake is a Member of Gart Capital Partners, LLC and Executive Member of Sage Investments Holdings, LLC. Prior to positions with his current firms, Mr. Lake was the Senior Managing Director at CBIZ MHM, LLC, a national publicly traded professional service firm in the Rocky Mountain region. Prior to that, he founded and was the managing partner of Lake & Associates, LLC. Prior to founding his firm, he was a tax manager at Fox & Company and a tax senior at Becker, Weinstein & Kaufman in Washington D.C. Mr. Lake received a B.S. in Accounting from the University of Maryland and an M.S. in taxation from the University of Denver. He is a Certified Public Accountant and has earned the Accredited Financial Planning Specialist designation. He is a member of the American Institute of Certified Public Accountants, Financial Planning Specialists, and Colorado Society of Certified Public Accountants. He has served as an instructor at the University of Denver Graduate Tax Program, and authored publications on Partnership Tax Planning, Consolidated Entities Tax Planning, Individual Tax Planning, and Corporate Tax Planning. His is involved in the community through Colorado Succeeds, Concert for Kids, Dress for Success, and the Rose Foundation. Mr. Lake is a member of the Audit and Independent Directors Committees of the Board. Mr. Lake has served as a Director since 2017.
The Board considered Mr. Lake’s financial experience, leadership and executive experience, and his academic experience.
Stephen G. McConahey. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVEREN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for corporate and international development for Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the Regional Firm Advisory Committee of the New York Stock Exchange. Upon graduation from Harvard Business School, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s Special Assistant for Intergovernmental Affairs. He has served on the Boards of the Downtown Denver Partnership, Guaranty Bancorp and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of The IMA Financial Group, Inc., the State of Colorado Venture Capital Authority, the Denver School of Science and Technology, the Metro Denver Sports Commission, and the Boys and Girls Clubs of Metro Denver. He is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, and a Partner of Iron Gate Capital, LLC, a private equity and debt financing firm. Mr. McConahey received a B.S. in Political Science from the University of Wisconsin and an M.B.A from Harvard Business School. Mr. McConahey is a member of the Audit and Independent Directors Committees of the Board, and has been designated as the Chair of the Audit Committee. Mr. McConahey has served as a Director since 2011.
The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as Director of Great-West Funds since 2011.
Jonathan D. Kreider. Mr. Kreider is Senior Vice President and Head of Great-West Investments, Empower, and holds executive positions at various Empower affiliates, including as Chairman, President and Chief Executive Officer of GWCM. Prior to his role at Great-West Investments, Mr. Kreider worked as a consultant with JDL Consultants, LLC, a boutique management consulting firm specializing in strategic and analytical work for mutual fund boards. Before that, Mr. Kreider served as a senior research analyst at Lipper, Inc. Mr. Kreider holds a bachelor’s degree from the University of Colorado at Boulder and an MBA from the University of Colorado. He is a member of the CFA Society of Colorado and is a Chartered Financial Analyst Charterholder.
The Board considered Mr. Kreider’s various roles and executive experience with Empower and its affiliates, his role as Chairman, President and Chief Executive Officer of GWCM, his leadership and business experience in the asset management industry, and his academic experience.
CODES OF ETHICS
Great-West Funds, GWCM, GWFS, and the Sub-Advisers each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities that may be purchased or held by Great-West Funds under certain circumstances. Each Code places appropriate restrictions on all such investments.
PROXY VOTING POLICIES
Proxies will be voted in accordance with the proxy policies and procedures or summaries thereof that are attached hereto as Appendix B. Proxy voting information for Great-West Funds will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling (866) 831-7129, or writing to: Secretary, Great-West Funds, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how Great-West Funds voted proxies relating to the Funds for the most recent 12-month period ended June 30 is also available on the SEC's website at http://www.sec.gov.
INVESTMENT ADVISORY SERVICES
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (“Advisers Act”). GWCM serves as investment adviser to Great-West Funds pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) dated May 1, 2017, as amended. GWCM is a wholly-owned subsidiary of GWL&A, which is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the United States and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
Investment Advisory Agreement
Under the terms of the Investment Advisory Agreement, GWCM acts as investment adviser and, subject to the supervision of the Board, directs the investments of each Fund in accordance with its investment objective, policies and limitations. GWCM also assists in supervising Great-West Funds’ operations and provides all necessary office facilities and personnel for servicing the Funds’ investments.
In addition, GWCM, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of Great-West Funds. These services include providing facilities for maintaining Great-West Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Great-West Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining Great-West Funds’ records and the registration of Great-West Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Great-West Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. With respect to Service Class of the Lifetime Funds, SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds, and Class L of each Class L Fund (defined below), GWCM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement and all other expenses, except that the Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Service Class and Class L shares, all shareholder services fees pursuant to the Shareholder Services Agreement between Great-West Funds and Empower Retirement, LLC (“Empower”) (“Shareholder Services Fees”) with respect to Investor Class, Investor II Class, Service Class and Class L shares, and any extraordinary expenses, including litigation costs. Each class will pay all expenses incurred under any 12b-1 plan pertaining to that class, any Shareholder Services Fees incurred by such class, and its allocable share of any extraordinary expenses.
Subject to the supervision of the Board, GWCM may select and contract at its own expense with Sub-Advisers to invest and re-invest the securities and cash and other assets held by a Fund, which include making decisions to purchase, retain or dispose of the holdings of each Fund other than any Fund that is part of a master-feeder arrangement. GWCM continues to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. For any Fund advised by one or more sub-advisers, GWCM manages the Fund in a “manager-of-managers” style, which contemplates that GWCM, among other things, is responsible for reviewing and recommending prospective sub-advisers for each Fund; monitoring and supervising each sub-adviser’s performance, including each sub-adviser’s practices in placing orders and selecting brokers and dealers to execute the Funds’ transactions and in negotiating commission rates; providing investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic, and written consultations with the sub-advisers; communicating performance expectations and evaluation to each sub-adviser; determining whether each sub-advisory agreement should be renewed, modified, or terminated; and providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.
The Investment Advisory Agreement became effective on May 1, 2017. The Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board including the vote of a majority of the Independent Directors or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board or by vote of a majority of the outstanding voting securities of such Fund or by GWCM, each on 60 days’ notice to the other party.
Payment of Expenses
Under the Investment Advisory Agreement, each Fund, with the exception of the Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds, pay all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, pricing costs, interest, charges of the custodian and transfer agent, if any, cost of auditing and tax services, Independent Directors’ fees and expenses, fund and Independent Director legal expenses, industry association membership expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, SEC fees, insurance premiums, costs of maintenance of corporate existence, costs of printing and mailing regulatory documents to current shareholders, stock certificates, costs of corporate meetings, Shareholder Services Fees, distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the 1940 Act, and any extraordinary expenses, including litigation costs. GWCM is responsible for all of its expenses incurred in performing the services set forth in Article I of the Investment Advisory Agreement. Such expenses include, but are not limited to, costs incurred in providing investment advisory services, fund operations, and accounting services; compensating and furnishing office space for officers and employees connected with investment and economic research, trading, and investment management of Great-West Funds; and paying all fees of all directors of Great-West Funds who are affiliated persons of GWCM or any of its subsidiaries.
The Lifetime Funds, Profile Funds, SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds do not pay their own operating expenses. For these Funds, GWCM is responsible for all expenses incurred in performing the services set forth in Article I of the Investment Advisory Agreement, including investment advisory services, fund operations, accounting services, and all operating expenses of the Funds, except that the Funds pay for all Shareholder Services Fees, distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the 1940 Act, and any extraordinary expenses, including litigation costs.
Expense Reimbursement Relating to Certain Funds. Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) dated May 1, 2017, as amended, GWCM contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses of certain Funds exceed an annual rate as set forth below of the average daily net assets attributable to each Class, excluding Rule 12b-1 fees, Shareholder Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The Expense Limitation Agreement’s current term ends on April 30, 2022, and will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the Investment Advisory Agreement. Under the Expense Limitation Agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Fund	Expense Limit
Great-West Ariel Mid Cap Value Fund	0.70% of the average daily net assets
Great-West Bond Index Fund	0.15% of the average daily net assets
Great-West Core Bond Fund	0.35% of the average daily net assets
Great-West Emerging Markets Equity Fund	0.88% of the average daily net assets
Great-West Global Bond Fund	0.66% of the average daily net assets
Great-West High Yield Bond Fund	0.75% of the average daily net assets
Great-West Inflation-Protected Securities Fund	0.35% of the average daily net assets
Great-West International Growth Fund	0.85% of the average daily net assets
Great-West International Index Fund	0.32% of the average daily net assets
Great-West International Value Fund	0.72% of the average daily net assets

Fund	Expense Limit
Great-West Large Cap Growth Fund	0.65% of the average daily net assets
Great-West Mid Cap Value Fund	0.80% of the average daily net assets
Great-West Multi-Sector Bond Fund	0.55% of the average daily net assets
Great-West Real Estate Index Fund	0.35% of the average daily net assets
Great-West S&P 500® Index Fund	0.23% of the average daily net assets
Great-West S&P Mid Cap 400® Index Fund	0.20% of the average daily net assets
Great-West S&P Small Cap 600® Index Fund	0.21% of the average daily net assets
Great-West Short Duration Bond Fund	0.25% of the average daily net assets
Great-West Small Cap Growth Fund	0.84% of the average daily net assets
Great-West Small Cap Value Fund	0.74% of the average daily net assets
Great-West T. Rowe Price Mid Cap Growth Fund	0.67% of the average daily net assets
Great-West U.S. Government Securities Fund	0.25% of the average daily net assets
For the past three fiscal years ended December 31, 2018, 2019 and 2020, the amounts of such expense reimbursements pursuant to the Expense Limitation Agreement were:
Fund	2020	2019	2018
Great-West Ariel Mid Cap Value Fund	$119,157	$85,630	$51,449
Great-West Bond Index Fund	$70,605	$59,620	$65,392
Great-West Core Bond Fund	$224,997	$186,624	$251,152
Great-West Emerging Markets Equity Fund	$701,285	$545,006	$769,799
Great-West Global Bond Fund	$29,302	$25,162	$188,556
Great-West High Yield Bond Fund	$130,578	$113,543	$146,075
Great-West Inflation-Protected Securities Fund	$106,676	$98,004	$118,282
Great-West International Growth Fund	$77,425	$36,449	$156,150
Great-West International Index Fund	$18,462	$5,118	$18,792
Great-West International Value Fund	$16,460	$16,725	$47,294
Great-West Invesco Small Cap Value Fund[1]	$54,511	$68,044	$76,290
Great-West Large Cap Growth Fund	$61,696	$48,713	$25,188
Great-West Mid Cap Value Fund	$80,175	$122,661	$96,020
Great-West Multi-Sector Bond Fund	$152,623	$85,481	$29,722
Great-West Putnam Equity Income Fund[2]	$0	$31,841	$38,225
Great-West Real Estate Index Fund	$120,053	$129,028	$94,709
Great-West S&P 500® Index Fund	$0	$0	$0
Great-West S&P Mid Cap 400® Index Fund	$61,165	$38,376	$15,751
Great-West S&P Small Cap 600® Index Fund	$54,850	$45,156	$47,434
Great-West Short Duration Bond Fund	$73,666	$69,994	$70,488
Great-West Small Cap Growth Fund	$113,401	$101,045	$110,177
Great-West Small Cap Value Fund	$24,439	$26,985	$28,196
Great-West T. Rowe Price Equity Income Fund[2]	$0	$132,050	$160,300
Great-West T. Rowe Price Mid Cap Growth Fund	$45,382	$31,555	$63,737
Great-West U.S. Government Securities Fund	$69,507	$64,029	$74,129
1 Fund merged into the Great-West Small Cap Value Fund on October 23, 2020.
2
Fund merged into the Great-West Large Cap Value Fund on October 25, 2019.
Expense Reimbursement for Great-West Government Money Market Fund. Effective May 1, 2017, GWCM contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses exceed 0.11% of any Class’s average daily net assets, excluding Shareholder Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividends expenses on short sales, interest expenses, and extraordinary expenses, including litigation costs (the “MMF Expense Limit”). The MMF Expense Limit will remain in effect indefinitely and will be discontinued only upon termination or amendment of the Investment Advisory Agreement. The MMF Expense Limit cannot be increased without shareholder approval. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the MMF Expense Limit that was in place at the time of the waiver/reimbursement as well as the current MMF Expense Limit. For the fiscal year ended December 31, 2020, the amount of such expense reimbursements for the Great-West Government Money Market Fund was $228,422.
Expense Reimbursement and Yield Maintenance for Great-West Government Money Market Fund. Effective April 29, 2020, GWCM and Empower contractually agreed to temporarily waive management fees and Shareholder Services Fees, as applicable, and to absorb Fund expenses that collectively exceed 0.01% of the Fund’s average daily net assets but which are less than the MMF Expense Limit. In addition, GWCM agreed to remit payments to an applicable share class of the Fund to the extent necessary to maintain a yield on such share class of 0.01%. This agreement shall terminate upon termination of the investment advisory agreement, or at any time upon written notice by GWCM and Empower. Under the agreement, GWCM and Empower may recoup, subject to Board approval, these waivers, reimbursements and payments in future periods, not exceeding three years following the particular waiver/reimbursement/payment, provided total annual fund operating expenses of a share class plus such recoupment do not exceed the lesser of the expense limitation that was in place at the time of the waiver/reimbursement/payment or the expense limitation in place at the time of recoupment. The amount of management fees waived together with the actual expenses incurred in excess of the expense limitation by GWCM for the fiscal year ended December 31, 2020 was $980,522. The amount of Shareholder Services Fees waived by Empower for the fiscal year ended December 31, 2020 was $2,440,218.
Expense Reimbursement for Great-West Large Cap Value Fund. Effective October 25, 2019, GWCM contractually agreed to pay advisory fees or reimburse expenses (“Expenses”), excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs that exceed 0.61% of any Class’s average daily net assets (the “Great-West Large Cap Value Fund’s Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the Investment Advisory Agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of Great-West Large Cap Value Fund’s Expense Limit that was in place at the time of the waiver/reimbursement or Great-West Large Cap Value Fund’s Expense Limit in place at the time of recoupment. For the fiscal year ended December 31, 2020, the amount of such expense reimbursements for the Great-West Large Cap Value Fund was $128,432.
In addition, GWCM has contractually agreed to reimburse the Investor II Class shares to the extent necessary for such Class to maintain a total operating expense ratio that does not exceed 0.81% of the average Investor II Class’s daily net assets (“Expense Cap”). GWCM is not entitled to recoup expense reimbursements remitted by GWCM related to the Expense Cap. Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with GWCM or by the Board of Great-West Funds. For the fiscal year ended December 31, 2020, the amount of such expense reimbursements for the Great-West Large Cap Value Fund Investor II Class shares was $208,116.
Expense Reimbursement Relating to Certain Funds and the GWL&A Contract. Great-West Lifetime, Profile, and SecureFoundation Funds may invest in a fixed interest rate contract issued and guaranteed by GWL&A (the “GWL&A Contract”). GWCM has contractually agreed to reduce the management fee of each such Fund by 0.35% of the amount such Fund is allocated to the GWL&A Contract.
The amounts of such expense reimbursements for the Funds’ fiscal years ended December 31, 2018, 2019 and 2020 were:
Fund	2020	2019	2018
Great-West Conservative Profile Fund	$675,423	$622,146	$577,664
Great-West Lifetime Conservative 2015 Fund[1]	$14,849	$27,650	$37,441
Great-West Lifetime 2015 Fund	$281,828	$308,052	$306,753
Great-West Lifetime Conservative 2020 Fund[1]	$1,399	$2,293	$1,584
Great-West Lifetime 2020 Fund	$85,362	$66,100	$40,229
Great-West Lifetime Conservative 2025 Fund[1]	$23,263	$43,620	$46,861
Great-West Lifetime 2025 Fund	$342,719	$354,730	$313,008
Great-West Lifetime Conservative 2030 Fund[1]	$1,546	$1,974	$1,022
Great-West Lifetime 2030 Fund	$43,561	$30,768	$16,445
Great-West Lifetime Conservative 2035 Fund[1]	$11,542	$20,610	$18,454
Great-West Lifetime 2035 Fund	$118,984	$113,297	$87,914
Great-West Lifetime Conservative 2040 Fund[1]	$394	$482	$197
Great-West Lifetime 2040 Fund	$8,418	$5,462	$2,451
Great-West Lifetime Conservative 2045 Fund[1]	$2,289	$3,890	$2,651
Great-West Lifetime 2045 Fund	$16,460	$15,321	$9,507

Fund	2020	2019	2018
Great-West Lifetime Conservative 2050 Fund[1]	$86	$115	$36
Great-West Lifetime 2050 Fund	$1,202	$908	$195
Great-West Lifetime Conservative 2055 Fund[1]	$561	$992	$577
Great-West Lifetime 2055 Fund	$3,946	$3,849	$2,277
Great-West Lifetime Conservative 2060 Fund[1,2]	$7	$3	$0
Great-West Lifetime 2060 Fund[2]	$25	$3	$0
Great-West Moderate Profile Fund	$850,807	$886,394	$877,363
Great-West Moderately Aggressive Profile Fund	$204,202	$208,911	$221,548
Great-West Moderately Conservative Profile Fund	$385,977	$344,430	$309,516
Great-West SecureFoundation® Balanced Fund	$154,362	$155,142	$133,611
Great-West SecureFoundation® Lifetime 2015 Fund[3]	$0	$5,830	$20,510
Great-West SecureFoundation® Lifetime 2020 Fund	$13,104	$14,512	$13,457
Great-West SecureFoundation® Lifetime 2025 Fund	$14,404	$17,223	$16,626
Great-West SecureFoundation® Lifetime 2030 Fund	$16,538	$19,048	$14,680
Great-West SecureFoundation® Lifetime 2035 Fund	$6,351	$7,372	$5,466
Great-West SecureFoundation® Lifetime 2040 Fund	$3,788	$4,292	$2,772
Great-West SecureFoundation® Lifetime 2045 Fund	$857	$846	$519
Great-West SecureFoundation® Lifetime 2050 Fund	$331	$381	$203
Great-West SecureFoundation® Lifetime 2055 Fund	$162	$178	$85
Great-West SecureFoundation® Lifetime 2060 Fund[2]	$6	$1	$0
1
Great-West Lifetime Conservative 2015, Great-West Lifetime Conservative 2020, Great-West Lifetime Conservative 2025, Great-West Lifetime Conservative 2030, Great-West Lifetime Conservative 2035, Great-West Lifetime Conservative 2040, Great-West Lifetime Conservative 2045, Great-West Lifetime Conservative 2050, Great-West Lifetime Conservative 2055 and Great-West Lifetime Conservative 2060 Funds merged into the Great-West Lifetime 2015, Great-West Lifetime 2020, Great-West Lifetime 2025, Great-West Lifetime 2030, Great-West Lifetime 2035, Great-West Lifetime 2040, Great-West Lifetime 2045, Great-West Lifetime 2050, Great-West Lifetime 2055 and Great-West Lifetime 2060 Funds, respectively, on August 14, 2020.
2
Fund commenced operations on May 1, 2019.
3
Fund merged into the Great-West SecureFoundation® Balanced Fund on April 12, 2019.
Expense Reimbursement Relating to Certain Funds and Compensation from Unaffiliated Funds. Great-West Lifetime, Profile, and SecureFoundation Funds may invest in registered open-end management investment companies that are not part of the same “group of investment companies” (within the meaning of Section 12(d)(1)(G)(ii) of the 1940 Act) as the Great-West Funds (“Unaffiliated Fund(s)”). Prior to May 1, 2021, GWCM contractually agreed to reduce the management fee in an amount at least equal to any compensation (including Rule 12b-1 fees) received from Unaffiliated Fund(s) by GWCM, or an affiliated person of GWCM, in connection with investment by such in the Unaffiliated Fund.
Upon the recommendation of management, the Board, including a majority of Independent Directors, did not approve the continuance of this expense limitation agreement after April 30, 2021.
The amounts of such expense reimbursements paid for the Funds’ fiscal year ended December 31, 2018, 2019 and 2020 were:
Fund	2020	2019	2018
Great-West Lifetime Conservative 2015 Fund[1]	$326	$639	$1,078
Great-West Lifetime 2015 Fund	$12,929	$14,984	$18,038
Great-West Lifetime Conservative 2020 Fund[1]	$47	$82	$70
Great-West Lifetime 2020 Fund	$5,931	$4,993	$3,763
Great-West Lifetime Conservative 2025 Fund[1]	$1,278	$2,548	$3,555
Great-West Lifetime 2025 Fund	$40,422	$46,379	$53,042
Great-West Lifetime Conservative 2030 Fund[1]	$148	$202	$140
Great-West Lifetime 2030 Fund	$9,765	$7,970	$5,818
Great-West Lifetime Conservative 2035 Fund[1]	$2,185	$4,244	$5,533
Great-West Lifetime 2035 Fund	$60,908	$68,100	$76,920
Great-West Lifetime Conservative 2040 Fund[1]	$163	$222	$141
Great-West Lifetime 2040 Fund	$10,423	$8,075	$5,557
Great-West Lifetime Conservative 2045 Fund[1]	$2,292	$4,345	$5,456

Fund	2020	2019	2018
Great-West Lifetime 2045 Fund	$49,799	$53,362	$58,363
Great-West Lifetime Conservative 2050 Fund[1]	$184	$255	$132
Great-West Lifetime 2050 Fund	$6,885	$5,421	$1,757
Great-West Lifetime Conservative 2055 Fund[1]	$1,523	$2,764	$2,867
Great-West Lifetime 2055 Fund	$26,270	$26,247	$26,731
Great-West Lifetime Conservative 2060 Fund[1,2]	$24	$12	$0
Great-West Lifetime 2060 Fund[2]	$181	$20	$0
Great-West SecureFoundation® Balanced Fund	$54,036	$46,919	$32,712
Great-West SecureFoundation® Lifetime 2015 Fund[3]	$0	$1,311	$5,233
Great-West SecureFoundation® Lifetime 2020 Fund	$2,948	$3,216	$3,431
Great-West SecureFoundation® Lifetime 2025 Fund	$3,253	$3,811	$4,245
Great-West SecureFoundation® Lifetime 2030 Fund	$4,169	$5,352	$5,564
Great-West SecureFoundation® Lifetime 2035 Fund	$3,493	$4,623	$4,988
Great-West SecureFoundation® Lifetime 2040 Fund	$5,158	$6,732	$6,726
Great-West SecureFoundation® Lifetime 2045 Fund	$2,870	$3,323	$3,582
Great-West SecureFoundation® Lifetime 2050 Fund	$2,336	$2,789	$2,558
Great-West SecureFoundation® Lifetime 2055 Fund	$1,332	$1,505	$1,241
Great-West SecureFoundation® Lifetime 2060 Fund[2]	$17	$1	$0
1
Great-West Lifetime Conservative 2015, Great-West Lifetime Conservative 2020, Great-West Lifetime Conservative 2025, Great-West Lifetime Conservative 2030, Great-West Lifetime Conservative 2035, Great-West Lifetime Conservative 2040, Great-West Lifetime Conservative 2045, Great-West Lifetime Conservative 2050, Great-West Lifetime Conservative 2055 and Great-West Lifetime Conservative 2060 Funds merged into the Great-West Lifetime 2015, Great-West Lifetime 2020, Great-West Lifetime 2025, Great-West Lifetime 2030, Great-West Lifetime 2035, Great-West Lifetime 2040, Great-West Lifetime 2045, Great-West Lifetime 2050, Great-West Lifetime 2055 and Great-West Lifetime 2060 Funds, respectively, on August 14, 2020.
2
Fund commenced operations on May 1, 2019.
3
Fund merged into the Great-West SecureFoundation® Balanced Fund on April 12, 2019.
Expense Reimbursement Relating to Certain Funds and the Difference Between Shareholder Services Fee Charged by GWL&A and Compensation from Unaffiliated Funds. Prior to May 1, 2021, GWCM contractually agreed to reduce the management fee of any applicable Funds by an amount commensurate with the difference between the Shareholder Services Fees charged by GWL&A (under the Shareholder Services Agreement with GWL&A) and any compensation received from Unaffiliated Fund(s) by GWCM, or an affiliated person of GWCM, in connection with investment by such Fund in the Unaffiliated Fund.
Upon the recommendation of management, the Board, including a majority of Independent Directors, did not approve the continuance of this expense limitation agreement after April 30, 2021.
The amounts of such expense reimbursements paid for the Funds’ fiscal year ended December 31, 2018, 2019 and 2020 were:
Fund	2020	2019	2018
Great-West SecureFoundation® Balanced Fund	$41,566	$36,091	$25,163
Great-West SecureFoundation® Lifetime 2015 Fund[1]	$0	$1,008	$4,026
Great-West SecureFoundation® Lifetime 2020 Fund	$2,268	$2,474	$2,640
Great-West SecureFoundation® Lifetime 2025 Fund	$2,502	$2,932	$3,265
Great-West SecureFoundation® Lifetime 2030 Fund	$3,207	$4,117	$4,279
Great-West SecureFoundation® Lifetime 2035 Fund	$2,687	$3,556	$3,837
Great-West SecureFoundation® Lifetime 2040 Fund	$3,967	$5,179	$5,174
Great-West SecureFoundation® Lifetime 2045 Fund	$2,208	$2,556	$2,755
Great-West SecureFoundation® Lifetime 2050 Fund	$1,797	$2,145	$1,968
Great-West SecureFoundation® Lifetime 2055 Fund	$1,025	$1,157	$954
Great-West SecureFoundation® Lifetime 2060 Fund[2]	$13	$0	$0
1
Fund merged into the Great-West SecureFoundation® Balanced Fund on April 12, 2019.
2
Fund commenced operations on May 1, 2019.
Underlying Funds. With respect to the Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund, and SecureFoundation® Lifetime Funds investing in funds advised by an entity other than GWCM (“Non-Affiliated Underlying Funds”), GWCM will arrange for Great-West Funds to be included within a class of investors entitled not to pay sales loads by purchasing shares of the

Non-Affiliated Underlying Funds. All other charges, including redemption fees, exchange fees, administrative fees and distribution fees, associated with a particular class are born by the Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund, and SecureFoundation® Lifetime Funds and will not be waived. You may indirectly bear a proportionate share of the fees and expenses, including Rule 12b-1 distribution fees, for Non-Affiliated Underlying Funds.
A redemption fee may be imposed by a Non-Affiliated Underlying Funds upon a request to redeem shares of such within a certain period of time. Accordingly, if you were to invest indirectly in a Non-Affiliated Underlying Funds through a Profile Fund, Lifetime Fund, SecureFoundation® Balanced Fund, or SecureFoundation® Lifetime and request a redemption from the Profile Fund, Lifetime Fund, SecureFoundation® Balanced Fund, or SecureFoundation® Lifetime before the expiration of the redemption fee period in the Non-Affiliated Underlying Funds, the Profile Fund, Lifetime Fund, SecureFoundation® Balanced Fund, or SecureFoundation® Lifetime may bear a redemption fee.
Management Fees
Each Fund pays a management fee to GWCM for managing its investments and business affairs. GWCM is paid monthly at an annual rate of each Fund's average net assets as described in the Prospectus.
For the past three fiscal years ended December 31, 2018, 2019 and 2020, GWCM was paid a fee for its services to the Funds as follows:
Fund	2020	2019	2018
Great-West Aggressive Profile Fund	$609,022	$681,364	$754,295
Great-West Ariel Mid Cap Value Fund	$1,275,349	$919,149	$1,038,020
Great-West Bond Index Fund	$1,893,607	$1,977,896	$2,003,117
Great-West Conservative Profile Fund	$873,051	$793,140	$735,386
Great-West Core Bond Fund	$1,488,069	$1,453,689	$1,438,506
Great-West Emerging Markets Equity Fund	$4,064,438	$3,569,807	$3,579,867
Great-West Global Bond Fund	$2,603,619	$2,809,327	$2,295,001
Great-West Government Money Market Fund	$1,885,366	$1,858,431	$1,500,818
Great-West High Yield Bond Fund	$1,856,943	$1,857,326	$2,135,810
Great-West Inflation-Protected Securities Fund	$1,318,222	$1,330,415	$1,382,311
Great-West International Growth Fund	$3,665,930	$3,695,653	$3,286,154
Great-West International Index Fund	$2,434,486	$2,532,352	$2,386,088
Great-West International Value Fund	$6,855,002	$7,283,321	$7,597,772
Great-West Invesco Small Cap Value Fund[1]	$730,318	$823,770	$808,752
Great-West Large Cap Growth Fund	$4,675,354	$4,948,962	$5,544,132
Great-West Large Cap Value Fund	$7,048,121	$4,831,824	$4,363,677
Great-West Lifetime Conservative 2015 Fund[2]	$37,431	$70,290	$109,107
Great-West Lifetime 2015 Fund	$891,034	$997,192	$1,140,013
Great-West Lifetime Conservative 2020 Fund[2]	$4,264	$7,103	$5,691
Great-West Lifetime 2020 Fund	$334,853	$270,433	$193,391
Great-West Lifetime Conservative 2025 Fund[2]	$89,411	$170,518	$220,716
Great-West Lifetime 2025 Fund	$1,818,729	$1,992,301	$2,152,248
Great-West Lifetime Conservative 2030 Fund[2]	$7,906	$10,374	$6,676
Great-West Lifetime 2030 Fund	$344,243	$267,129	$184,656
Great-West Lifetime Conservative 2035 Fund[2]	$87,776	$162,953	$196,784
Great-West Lifetime 2035 Fund	$1,699,387	$1,817,655	$1,960,490
Great-West Lifetime Conservative 2040 Fund[2]	$4,988	$6,538	$3,905
Great-West Lifetime 2040 Fund	$240,958	$181,116	$120,655
Great-West Lifetime Conservative 2045 Fund[2]	$56,293	$103,169	$123,295
Great-West Lifetime 2045 Fund	$1,014,957	$1,063,866	$1,136,924
Great-West Lifetime Conservative 2050 Fund[2]	$3,896	$5,266	$2,681
Great-West Lifetime 2050 Fund	$128,774	$99,958	$63,146
Great-West Lifetime Conservative 2055 Fund[2]	29,239	$52,147	$52,458
Great-West Lifetime 2055 Fund	$461,135	$453,384	$453,173
Great-West Lifetime Conservative 2060 Fund[2,3]	$427	$215	$0
Great-West Lifetime 2060 Fund[3]	$3,018	$429	$0

Fund	2020	2019	2018
Great-West Mid Cap Value Fund	$4,802,337	$5,606,811	$4,702,512
Great-West Moderate Profile Fund	$1,569,843	$1,592,650	$1,565,226
Great-West Moderately Aggressive Profile Fund	$664,529	$666,542	$702,246
Great-West Moderately Conservative Profile Fund	$510,919	$449,428	$402,625
Great-West Multi-Sector Bond Fund	$3,172,535	$3,369,962	$3,686,857
Great-West Real Estate Index Fund	$1,234,353	$1,381,099	$1,145,606
Great-West S&P 500® Index Fund	$4,499,830	$4,704,398	$4,820,000
Great-West S&P Mid Cap 400® Index Fund	$1,242,361	$1,410,158	$1,501,645
Great-West S&P Small Cap 600® Index Fund	$1,454,521	$1,686,713	$1,792,054
Great-West SecureFoundation® Balanced Fund	$914,875	$890,070	$763,947
Great-West SecureFoundation® Lifetime 2015 Fund[4]	$0	$24,911	$101,158
Great-West SecureFoundation® Lifetime 2020 Fund	$56,615	$61,734	$66,132
Great-West SecureFoundation® Lifetime 2025 Fund	$62,371	$73,198	$81,902
Great-West SecureFoundation® Lifetime 2030 Fund	$76,795	$94,232	$93,096
Great-West SecureFoundation® Lifetime 2035 Fund	$49,829	$63,281	$65,255
Great-West SecureFoundation® Lifetime 2040 Fund	$59,385	$75,276	$72,773
Great-West SecureFoundation® Lifetime 2045 Fund	$28,513	$32,204	$34,052
Great-West SecureFoundation® Lifetime 2050 Fund	$20,991	$24,718	$22,371
Great-West SecureFoundation® Lifetime 2055 Fund	$11,144	$12,458	$10,154
Great-West SecureFoundation® Lifetime 2060 Fund[3]	$255	$38	$0
Great-West Short Duration Bond Fund	$691,493	$579,484	$506,128
Great-West Small Cap Growth Fund	$926,270	$743,377	$643,306
Great-West Small Cap Value Fund	$2,113,552	$2,017,581	$1,815,541
Great-West T. Rowe Price Equity Income Fund[5]	$0	$2,832,113	$3,854,069
Great-West T. Rowe Price Mid Cap Growth Fund	$12,193,885	$11,929,044	$10,234,072
Great-West U.S. Government Securities Fund	$890,130	$760,122	$742,960
1
Fund merged into the Great-West Small Cap Value Fund on October 23, 2020.
2
Great-West Lifetime Conservative 2015, Great-West Lifetime Conservative 2020, Great-West Lifetime Conservative 2025, Great-West Lifetime Conservative 2030, Great-West Lifetime Conservative 2035, Great-West Lifetime Conservative 2040, Great-West Lifetime Conservative 2045, Great-West Lifetime Conservative 2050, Great-West Lifetime Conservative 2055 and Great-West Lifetime Conservative 2060 Funds merged into the Great-West Lifetime 2015, Great-West Lifetime 2020, Great-West Lifetime 2025, Great-West Lifetime 2030, Great-West Lifetime 2035, Great-West Lifetime 2040, Great-West Lifetime 2045, Great-West Lifetime 2050, Great-West Lifetime 2055 and Great-West Lifetime 2060 Funds, respectively, on August 14, 2020.
3
Fund commenced operations on May 1, 2019.
4
Fund merged into the Great-West SecureFoundation® Balanced Fund on April 12, 2019.
5
Fund merged into the Great-West Large Cap Value Fund on October 25, 2019.
Licensing and Consulting Agreement
Under the terms of the Licensing and Consulting Agreement between GWCM and Morningstar Investment Management LLC (“Morningstar”), as amended, GWCM has engaged Morningstar to provide asset allocation consulting services to GWCM in connection with the development and periodic review of the Lifetime Funds and SecureFoundation Lifetime Funds’ asset allocations.  However, GWCM ultimately has sole responsibility for determining such Funds’ asset class allocations and its investments in Underlying Funds.  The Licensing and Consulting Agreement became effective on April 16, 2009 for a three year term, and will continue to be in effect from year to year.
GREAT-WEST PROFILE, GREAT-WEST LIFETIME, GREAT-WEST SECUREFOUNDATION® BALANCED AND GREAT-WEST SECUREFOUNDATION® LIFETIME FUNDS
The Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund, and SecureFoundation® Lifetime Funds are managed by an Asset Allocation Committee of GWCM comprised of Andrew Corwin, CFA and Maria Mendelsberg, CFA.
The Asset Allocation Committee reviews the asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. In addition, the Asset Allocation Committee determines whether to add or delete asset classes, add or delete Underlying Funds, or change the target allocations.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Funds' fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Corwin, CFA	1	$28	22	$3,018	0	$0	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	4	$1,811	26	$3,718	36	$9,366	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
GWCM is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Profile Funds', Lifetime Funds’, SecureFoundation® Balanced Fund’s, and SecureFoundation® Lifetime Funds’ investments and the investments of the other accounts included above. In addition to the Funds, GWCM manages the assets of collective investment trusts sponsored by GWTC, a trust company domiciled and governed by the laws of the State of Colorado, stable value funds and separate accounts of GWL&A and GWL&A of NY, and pension plans sponsored by affiliates of GWCM. In addition, GWTC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Great-West Funds. Each of GWCM, GWL&A of NY and GWTC are wholly-owned subsidiaries of GWL&A. GWCM has adopted trading policies and procedures that address aggregation or block trading of client transactions, agency and principal transactions, brokerage and trade allocation which GWCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with GWCM.
Compensation
Portfolio manager compensation is provided pursuant to an administrative services agreement between GWCM and Empower. Compensation consists of a base salary and a performance bonus. As well, the portfolio managers may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by Empower that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by Empower.
Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Funds as well as to other GWCM clients and to Empower. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2020.
GREAT-WEST BOND INDEX, GREAT-WEST GOVERNMENT MONEY MARKET, GREAT-WEST SHORT DURATION BOND AND GREAT-WEST U.S. GOVERNMENT SECURITIES FUNDS
The Great-West Bond Index, Great-West Government Money Market, Great-West Short Duration Bond and Great-West U.S. Government Securities Funds are managed by an internal investment management team headed by Jack Brown, CFA. Mr. Brown has managed these Funds since 2016. Maria Mendelsberg, CFA, Portfolio Manager, has managed the Great-West Bond Index Fund since 2019 and the Great-West Short Duration Bond Fund since 2020. Darrin Clough, CFA, Portfolio Manager, has managed the Great-West Bond Index and Great-West U.S. Government Securities Bond Funds since 2020. Rebecca Dugan, Assistant Portfolio Manager, has managed the Great-West Government Money Market Fund since 2017.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Funds' fiscal year ended December 31, 2020.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jack Brown, CFA	2	$718	26	$3,718	36	$9,366	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	27	$12,264	26	$3,718	36	$9,366	0	$0	0	$0	0	$0
Darrin Clough, CFA	1	$709	10	$1,568	36	$9,366	0	$0	0	$0	0	$0
Rebecca Dugan	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
GWCM is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Funds and the investments of the other accounts included above. In addition to the Funds, GWCM manages the assets of collective investment trusts sponsored by GWTC, a trust company domiciled and governed by the laws of the State of Colorado, stable value funds and separate accounts of GWL&A and GWL&A of NY, and pension plans sponsored by affiliates of GWCM. In addition, GWTC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Great-West Funds. Each of GWCM, GWL&A of NY and GWTC are wholly-owned subsidiaries of GWL&A. GWCM has adopted trading policies and procedures that address aggregation or block trading of client transactions, agency and principal transactions, brokerage and trade allocation which GWCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with GWCM.
Compensation
Portfolio manager compensation is provided pursuant to an administrative services agreement between GWCM and Empower. Compensation consists of a base salary and a performance bonus. As well, the portfolio managers may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by Empower that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by Empower.
Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Funds as well as to other GWCM clients and to Empower. Investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2020.

Sub-Advisory Agreements
GWCM and Great-West Funds have entered into a sub-advisory agreement with each Sub-Adviser (“Sub-Advisory Agreements”) with respect to the investment and reinvestment of the assets of certain of the Funds. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Fund. GWCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. As approved, the Sub-Advisory Agreements will remain in effect until April 30, 2022, and from year to year if approved annually by the Board including a vote of a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund.
Sub-Advisers
AMUNDI ASSET MANAGEMENT US, INC.
Amundi Asset Management US, Inc. (“Amundi US”) serves as a Sub-Adviser to the Great-West Large Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Amundi US dated July 3, 2017, as amended. Amundi, a Delaware corporation with its principal business address at 60 State Street, Boston, Massachusetts 02109, is registered as an investment adviser pursuant to the Advisers Act. Amundi US is a wholly-owned subsidiary of Amundi US, Inc. Amundi Holdings US, Inc. is the holding company for the U.S. operations of Amundi US and is 100% owned by Amundi US. Amundi US is 100% owned by Amundi. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. Amundi is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients.
GWCM is responsible for compensating Amundi US, which receives monthly compensation for its services at the annual rate of 0.30% of the average daily net asset value on the first $500 million of assets, 0.24% on the next $500 million of assets and 0.225% on all assets over $1 billion on the portion of the Fund Amundi US manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Acheson	1	$6,935	3	$3,998	39	$2,569	0	$0	0	$0	0	$0
Paul Cloonan, CFA	1	$6,935	3	$3,998	39	$2,569	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest.
• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.
•A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation
Amundi US’ compensation philosophy emphasizes medium and long-term incentive compensation programs and awards and is a key driver of employee attraction and motivation.
•Amundi US rewards short- and medium-term investment performance through bonus and performance based incentives; and long term strategic performance with long-term incentive awards.
•Amundi US drives competitiveness with external market compensation rates and structures.
Amundi US has developed a system of compensation for portfolio managers and analysts that seeks to align the financial interests of the investment professional with both those of clients (through incentive payments based in part on relative investment performance) and also the firm (through incentive payments based in part on Amundi US’ financial performance).
The compensation program is based on four primary elements including (1) base salary (based on the experience and level of responsibility of the investment professional), (2) an annual bonus program, (3) the ability to participate in Long Term Incentive Programs (for some senior investment professionals), and (4) a suite of benefits that are generally offered to all full-time employees.
Base Salary
Base salary is fixed and normally reviewed on an annual basis. Each year, Amundi US participates in compensation surveys specifically targeted at investment management companies, to monitor and maintain its competitiveness in the marketplace. Amundi US seeks to set base compensation at competitive market rates, taking into account the experience and responsibilities of the individual.
Bonus Plan
The bonuses for portfolio managers and analysts are decided by a combination of the following factors:

Portfolio Managers
The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the individual achieving competitive investment performance. 40% of the bonus may be deferred over a three year period, vesting 1/3 each year. The deferral is to underpin long-term retention of key investment employees. This portion is also eligible for further investment and managed by the participant over the course of the three-year term.
Quantitative Investment Performance (70% overall weighting): The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager, which includes the Fund and any other accounts managed by the portfolio manager. Performance is measured over one, three and five calendar year periods.
Fund performance is ranked against its peer group universe (60%) and a broad-based securities market index (40%), while institutional or separate accounts are measured specifically against the assigned broad-based market index (100%).
Qualitative Performance (30% overall weighting): The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.
Company Results: Company results affect a portfolio manager's actual bonus by a leverage factor of plus or minus a predetermined percentage.
For purposes of calculation, the Amundi US Portfolio Management Team applies a 70% weighting to Quantitative factors, and a 30% weighting to Qualitative factors.
Long Term Incentive Plan
The Amundi Group Long-Term Incentive Plan is designed to align the interests of its key leaders with those of shareholders and clients and supporting the achievement of the company’s business plan. Participants receive a “target-number” of performance shares for a nominal value. Each award grant will be split into three tranches. Each tranche accounts for approximately 1/3 of the awarded shares and stage vests over a 3-year period. The effective number of shares that will vest at each vesting date will depend on the value of three performance targets (“KPIs”). These KPIs will be the same for all beneficiaries of the LTI Plan worldwide and will be based on the global consolidated figures of the listed entity Amundi.
Three KPIs will be used to determine the actual number of vested shares at each vesting date.
1. Net Income Ratio
2. Cost to Income Ratio
3. Net Inflows
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
ARIEL INVESTMENTS, LLC
Ariel Investments, LLC (“Ariel”) serves as the Sub-Adviser to the Great-West Ariel Mid Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Ariel dated December 5, 2013. Ariel, a Delaware limited liability company with its principal business address at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601, is a privately held minority-owned money manager registered as an investment adviser pursuant to the Advisers Act.
GWCM is responsible for compensating Ariel, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all assets over $100 million.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John W. Rogers, Jr.	2	$3,185	0	$0	117	$2,954	0	$0	0	$0	1	$65
Timothy Fidler, CFA	1	$1,176	0	$0	55	$551	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are primarily a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.
Compensation
Mr. Rogers compensation is determined by Ariel’s Board of Directors and is composed of:
(1) Base Salary. Base Salary is a fixed amount determined annually and is calculated based upon market factors for chief executive officers with portfolio management responsibilities.
(2) Discretionary Cash Bonus. Discretionary cash bonuses are related to the profitability of Ariel.
(3) Annual Restricted Stock Grants. Stock grants awarded are based upon Mr. Rogers’ contribution to Ariel.
The other portfolio managers’ compensation is determined by Mr. Rogers, in consultation with Ariel’s Board. Their compensation consists of:
(1) Base Salary. Base salary is a fixed amount determined annually. Base salaries vary among the portfolio managers and may be based on factors such as level of experience, position responsibilities, and years of service.
(2) Discretionary Cash Bonus. Discretionary cash bonuses are related to the profitability of Ariel.
(3) Annual Restricted Stock Grants. Stock grants awarded are based on the portfolio manager’s contribution to Ariel.
Ariel attempts to align the interests of the portfolio managers and Fund shareholders in determining the portfolio managers’ compensation. Each portfolio manager is evaluated on qualitative factors, which may include: technical skills, productivity, communication skills, industry knowledge, contribution to long-term performance of the Funds (and other accounts) he or she manages, and consistent exhibition of Ariel’s firm values. There is no mathematical formula attributed to any of the factors considered in determining the value of each form of compensation; rather, each factor considered is a part of a comprehensive qualitative review.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
FRANKLIN ADVISERS, INC.
Franklin Advisers, Inc. (“Franklin”) serves as a Sub-Adviser to the Great-West Global Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Franklin dated December 5, 2013, as amended. Franklin, a California corporation with its principal business address at One Franklin Parkway, San Mateo, CA 94403, is registered as an investment adviser pursuant to the Advisers Act. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization, operating as Franklin Templeton Investments, listed on the New York Stock Exchange.
GWCM is responsible for compensating Franklin, which receives monthly compensation for its services at the annual rate of 0.30% of the average daily net asset value on the first $100 million of assets, 0.275% on the next $200 million of assets, and 0.25% on all assets over $300 million on the portion of the Fund Franklin manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Hasenstab, Ph.D.	15	$22,734	44	$799	16	$4,950	0	$0	3	$6,219	3	$3,710
Christine Zhu	7	$2,039	16	$601	10	$2,893	0	$0	3	$6,219	1	$2,078
The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.
Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
Material Conflicts of Interest Policy
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the investment manager has adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(i) Base salary. Each portfolio manager is paid a base salary.
(ii) Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
• Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
• Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
• Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
(iii) Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
FRANKLIN TEMPLETON INSTITUTIONAL, LLC
Franklin Templeton Institutional, LLC (“Franklin Templeton”) serves as a Sub-Adviser to the Great-West International Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Franklin Templeton dated April 27, 2018, as amended. Franklin Templeton, a Delaware limited liability company with its principal business address at One Franklin Parkway, San Mateo, California 94403, is registered as an investment adviser pursuant to the Advisers Act. Franklin Templeton is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange and has been in the investment management business since 1947.
GWCM is responsible for compensating Franklin Templeton, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value on the portion of the Fund Franklin Templeton manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Donald G. Huber, CFA	3	$2,988	5	$1,069	16	$6,000	0	$0	1	$229	1	$171
John P. Remmert, J.D.	3	$2,988	6	$1,513	13	$4,000	0	$0	1	$229	1	$171
Material Conflicts of Interest Policy
The management of multiple funds, including the Fund, and other accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin Templeton seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Franklin Templeton has adopted a code of ethics which it believes contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
Franklin Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(i) Base salary. Each portfolio manager is paid a base salary.
(ii) Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by Franklin Templeton. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Franklin Templeton and/or other officers of Franklin Templeton, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
• Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
• Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
• Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Franklin Templeton’s appraisal.
(iii) Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
HOTCHKIS & WILEY CAPITAL MANAGEMENT, LLC
Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), serves as a Sub-Adviser to the Great-West Small Cap Value Fund  pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Hotchkis & Wiley dated October 1, 2020. Hotchkis & Wiley, a Delaware limited liability company with its principal business address at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is registered as an investment adviser pursuant to the Advisers Act. The primary members of Hotchkis & Wiley are HW Cap Holdings, a limited liability company with members who are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Hotchkis & Wiley was organized in 1980 and provides investment management services to institutional clients, individual/high net worth clients, mutual funds, and private accounts.
GWCM is responsible for compensating Hotchkis & Wiley, which receives monthly compensation for its services at the annual rate of 0.425% of the average daily net asset value on the Fund’s first $150 million of assets and 0.40% thereafter on the portion of the Fund Hotchkis & Wiley manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Judd Peters, CFA	21	$16,400	11	$1,588	48	$9,026	2	$11,016	1	$27	5	$1,785
Ryan Thomes, CFA	21	$16,400	11	$1,588	48	$9,026	2	$11,016	1	$27	5	$1,785
Material Conflicts of Interest Policy
The Fund is managed by Hotchkis & Wiley’s investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis & Wiley also provides model portfolio investment recommendations to sponsors without execution or additional services. The recommendations are provided either contemporaneously with the communication to its trading desk for discretionary client accounts or after Hotchkis & Wiley completes all corresponding trades for discretionary client accounts based on each contractual arrangement.
Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis & Wiley’s other business activities and Hotchkis & Wiley’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis & Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conflicts where Hotchkis & Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis & Wiley seeks to mitigate the impact of these conflicts on a case by case basis.
Hotchkis & Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients’ brokerage business. Research services may benefit certain accounts more than others. Certain accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis & Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis & Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.
Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Conduct.

Compensation
Investment professionals are compensated in four ways: 1) Salary; 2); Bonus 3); Profit Sharing; 4) Equity. Salaries and bonuses are determined by the Chief Executive Officer and the President incorporating feedback from other employees and the compensation committee. These compensation components are not formulaic; they are determined subjectively based on the investment professional’s overall contribution to performance, the research/decision-making process, and an evaluation of teamwork. Next, Hotchkis & Wiley has a gradual-vesting profit sharing plan that pays a percentage of base salary that is determined by overall firm profitability. Finally, all professionals are, or are eligible to become, equity owners. Those that own equity receive their pro-rated share of firm profits. Hotchkis & Wiley maintains a bank of unallocated equity to be used for individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis & Wiley has the right to repurchase their ownership to place back in the equity bank.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2020.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the Sub-Adviser to the Great-West Inflation-Protected Securities and Great-West Mid Cap Value Funds  pursuant to a Sub-Advisory Agreement among the Funds, GWCM and GSAM dated December 5, 2013, as amended. GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”).
GWCM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.12% of the average daily net asset value on the Fund's first $100 million of assets, 0.09% on the Fund's next $400 million of assets, and 0.08% thereafter for the Great-West Inflation-Protected Securities Fund and 0.38% of the average daily net asset value on the Fund's first $100 million of assets, 0.34% on the Fund's next $600 million of assets, and 0.30% thereafter for the Great-West Mid Cap Value Fund.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Great-West Mid Cap Value Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Len Ioffe, CFA	41	$27,485	31	$12,666	37	$7,718	0	$0	0	$0	2	$711
Osman Ali, CFA	41	$27,485	31	$12,666	37	$7,718	0	$0	0	$0	2	$711
Dennis Walsh	25	$16,427	12	$5,411	11	$1,733	0	$0	0	$0	0	$0
Takashi Suwabe*	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
* Mr. Suwabe was added as a portfolio manager of the Fund on April 30, 2021.
The following table provides information regarding registered investment companies other than the Great-West Inflation-Protected Securities Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Matthew Kaiser	29	$19,927	25	$19,721	3,472	$280,157	0	$0	19	$3,554	6	$6,034
Peter Stone	40	$25,540	102	$37,287	6,094	$329,323	0	$0	34	$11,281	27	$15,474
Material Conflicts of Interest Policy
The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Funds or will, under certain circumstances, limit the Funds' investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers, and have other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and the issuers in which the Funds may directly and indirectly invest. Thus, it is expected that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As Sub-Adviser of the Funds, GSAM receives sub-advisory fees from GWCM. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of the Funds' investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Funds could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Funds may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s Form ADV, Part 2.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance; his or her contribution to overall team performance, including in consideration of certain qualitative factors such as risk management, judgment, compliance and conduct; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which is primarily derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are compensated, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons. The benchmark for the Great-West Mid Cap Value Fund is the Russell MidCap Value Index and the benchmark for the Great-West Inflation-Protected Securities Fund is the Bloomberg Barclays 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index.
The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).

Other Compensation—In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirement.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2020.
IRISH LIFE INVESTMENT MANAGERS LIMITED
Irish Life Investment Managers Limited (“ILIM”) serves as the Sub-Adviser to the Great-West International Index, Great-West S&P Mid Cap 400 Index, Great-West S&P Small Cap 600 Index, Great-West S&P 500 Index, and the Great-West Real Estate Index Funds pursuant to an Amended and Restated Sub-Advisory Agreement among the Funds, GWCM and ILIM dated May 17, 2018. ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
 ILIM is an affiliate of GWCM and GWL&A.  ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to GWCM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
GWCM is responsible for compensating ILIM, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
Fund	Fee
Great-West International Index Fund	0.020% of the net assets
Great-West Real Estate Index Fund	0.020% of the net assets
Great-West S&P 500® Index Fund	0.0075% of the net assets
Great-West S&P Mid Cap 400® Index Fund	0.015% of the net assets
Great-West S&P Small Cap 600® Index Fund	0.013% of the net assets
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Funds' fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Lynch, CFA	2	$12	21	$3,020	124	$38,700	0	$0	0	$0	0	$0
Nicola Dowdall	2	$12	21	$3,020	124	$38,700	0	$0	0	$0	0	$0
Peter Leonard, CFA	2	$12	21	$3,020	124	$38,700	0	$0	0	$0	0	$0
* The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.
Material Conflicts of Interest Policy
The management of multiple funds, including the Funds, and other accounts may give rise to potential conflicts of interest if the Funds and other accounts have different objectives, benchmarks, time horizons, and fees, and the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Moreover, ILIM has a number of obligations arising from its various regulatory requirements in relation to identifying, managing and disclosing potential and existing conflicts of interests to its clients. ILIM maintains a comprehensive conflicts of interest policy and takes reasonable steps to identify conflicts of interests that arise in the course of providing services, between the firm and third parties, between the firm and its clients and/or between one client and another, according to its policy. ILIM’s policy and practice is to not engage in any principal transactions. ILIM also does not manage funds or other accounts with performance based fees.

Compensation
ILIM recognizes that its employees are one of its most valued assets and retaining talent and motivating employees is a key factor in its ability to deliver to its clients now and into the future. ILIM believes that the Funds’ long term objectives may be best achieved through the delivery of tight tracking errors. Accordingly, portfolio managers are eligible for personal performance-related pay which incorporates elements of fund performance over varying time horizons and tight tracking error targets.
Portfolio managers are eligible for a competitive salary structure with general compensation arrangements made up of a base salary and a variable bonus. Bonus payments will vary depending on fund performance, team performance and personal performance for their specific area. The weightings associated with each element vary depending upon the particular investment area in which a portfolio manager focuses and whether a portfolio manager has people management responsibilities. Portfolio managers may also be eligible for other benefits including car allowances, annual entry to the Great West Life staff share scheme, options, health insurance contribution and pension arrangements. ILIM also has long term incentive plans for key staff as well as further education development incentives for all staff.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2020.
J.P. MORGAN INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as a Sub-Adviser to the Great-West International Growth and Great-West Large Cap Growth Funds pursuant to Sub-Advisory Agreements among the Funds, GWCM and JPMorgan dated April 27, 2018 and December 5, 2013, respectively. JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, is registered as an investment adviser pursuant to the Advisers Act.  JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and provides discretionary investment services to institutional clients.
GWCM is responsible for compensating JPMorgan, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value on the first $150 million of assets and 0.33% on all assets over $150 million on the portion of the Great-West International Growth Fund JPMorgan manages, and 0.35% of the average daily net asset value on the first $500 million of assets and 0.30% on all assets over $500 million on the portion of the Great-West Large Cap Growth Fund JPMorgan manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Great-West International Growth Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Shane Duffy, CFA	9	$3,350	10	$6,077	4	$1,413	0	$0	0	$0	1	$563
Thomas Murray, CFA	9	$3,867	11	$6,277	8	$2,638	0	$0	0	$0	0	0
The following table provides information regarding registered investment companies other than the Great-West Large Cap Growth Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees*						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Giri Devulapally, CFA	4	$34,195	2	$2,270	17	$5,418	0	$0	0	$0	0	$0
Holly Fleiss	4	$34,195	2	$2,270	17	$5,418	0	$0	0	$0	0	$0
Larry H. Lee	4	$34,195	2	$2,270	17	$5,418	0	$0	0	$0	0	$0

	AUM Based Fees*						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Wilson	4	$34,195	4	$7,340	21	$11,225	0	$0	0	$0	0	$0
* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Material Conflicts of Interest Policy
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested company restricted stock units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2020.
LAZARD ASSET MANAGEMENT LLC
Lazard Asset Management LLC (“Lazard”) serves as a Sub-Adviser to the Great-West Emerging Markets Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Lazard dated January 4, 2018. Lazard, a Delaware limited liability company with its principal business address at 30 Rockefeller Plaza, New York, New York 10112-6300, is registered as an investment adviser pursuant to the Advisers Act. Lazard provides investment management services to client discretionary accounts. It is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.
GWCM is responsible for compensating Lazard, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net asset value on assets up to $50 million, 0.45% on assets over $50 million, and 0.40% on assets over $250 million on the portion of the Fund Lazard manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Moghtader, CFA	10	$2,139	28	$3,357	59	$15,278	0	$0	6	$11,115	0	$0
Taras Ivanenko, PhD, CFA	10	$2,139	28	$3,357	59	$15,278	0	$0	6	$11,115	0	$0
Ciprian Marin	10	$2,139	28	$3,357	59	$15,278	0	$0	6	$11,115	0	$0
Craig Scholl, CFA	10	$2,139	28	$3,357	59	$15,278	0	$0	6	$11,115	0	$0
Susanne Willumsen	10	$2,139	28	$3,357	59	$15,278	0	$0	6	$11,115	0	$0
Material Conflicts of Interest Policy
Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund's investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts, including the following:
1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is an open-end investment company and “diversified” as defined in the 1940 Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since the portfolio managers do not invest in the Fund.
5. The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.
6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.
7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
8. Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
Compensation
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer term performance of such account, as well as performance of the account relative to peers. The variable bonus for each portfolio's portfolio management team in respect of its management of the portfolio is determined by reference to the portfolio’s corresponding indices. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
LOOMIS, SAYLES, & COMPANY, L.P.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as a Sub-Adviser to the Great-West Multi-Sector Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Loomis Sayles dated May 17, 2018, as amended. Loomis Sayles also serves as a Sub-Adviser to the Great-West Small Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Loomis Sayles dated December 5, 2013, as amended. Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the

Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a wholly-owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
GWCM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rate of 0.30% of the average daily net asset value on the portion of the Great-West Multi-Sector Bond Fund that Loomis Sayles manages; and 0.50% of the average daily net asset value on the first $10 million of assets, 0.45% on the next $15 million of assets, 0.40% on the next $75 million of assets and 0.30% on all assets over $100 million on the portion of the Great-West Small Cap Value Fund that Loomis Sayles manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Great-West Multi-Sector Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Matthew J. Eagan, CFA	17	$29,922	30	$12,204	126	$22,715	0	$0	0	$0	5	$658
Elaine M. Stokes	13	$28,101	27	$10,584	136	$22,205	0	$0	0	$0	5	$658
Brian P. Kennedy	12	$27,570	19	$9,653	123	$19,547	0	$0	0	$0	5	$658
The following table provides information regarding registered investment companies other than the Great-West Small Cap Value Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph R. Gatz, CFA	3	$849	2	$573	46	$1,091	0	$0	0	$0	0	$0
Jeffrey Schwartz, CFA	3	$849	2	$573	53	$1,076	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit-sharing plan, and a defined benefit plan to all employees hired before May 3, 2003.
Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.
Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers and 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of Loomis Sayles’ Chief Investment Officer (“CIO”) and senior management. Loomis Sayles’ CIO and senior management evaluate these other factors annually.
Fixed Income Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Great-West Multi-Sector Bond Fund is the Bloomberg Barclays U.S. Government/Credit Index. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five- or seven-year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.
Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.
Equity Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking, the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods, or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to the peer group over a sustained measurement period; however, the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Great-West Small Cap Value Fund is the Russell 2000 Value Index.
In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.
In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.
Equity and Fixed Income Managers. Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite. Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers. The first plan has several important components distinguishing it from traditional equity ownership plans:
•the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•upon retirement a participant will receive a multi-year payout for his or her vested units; and

•participation is contingent upon signing an award agreement, which includes a non-compete covenant.
The second plan grants participants an annual participation in company earnings; the annual amount which is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.
Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).
In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two-year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee's behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2020.
LORD, ABBETT & CO. LLC
Lord, Abbett & Co. LLC (“Lord Abbett”) serves as a Sub-Adviser to the Great-West Small Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Lord Abbett dated July 31, 2015. Lord Abbett, a Delaware limited liability company with its principal business address at 90 Hudson Street, Jersey City, NJ 07302, is registered as an investment adviser pursuant to the Advisers Act. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes with assets across a full range of mutual funds, institutional accounts, and separately managed accounts, which includes providing investment models to managed account sponsors.
GWCM is responsible for compensating Lord Abbett, which receives monthly compensation for its services at the annual rate of 0.90% of the average daily net asset value on the portion of the Fund that Lord Abbett manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
F. Thomas O’Halloran, J.D., CFA	10	$13,477	1	$184	17	$1,256	0	$0	0	$0	0	$0
Matthew R. DeCicco, CFA	11	$13,483	1	$184	17	$1,256	0	$0	0	$0	0	$0
Vernon T. Bice, CMT	10	$13,477	1	$$184	17	$1,256	0	$0	0	$0	0	$0
Steven H. Wortman	3	$299	0	$0	7	$670	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in connection with the above portfolio managers’ management of the investments of the Great-West Small Cap Growth Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts in the table referenced above.
Compensation
When used in this section, the term “fund” refers to the Great-West Small Cap Growth Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager listed above. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.
Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate performance against one or more benchmarks from among a fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of a fund’s peer groups (as defined from time to time by third party investment research companies), as well as a fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award plan or the Investment Capital Appreciation plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plans’ earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of the funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
LSV ASSET MANAGEMENT
LSV Asset Management (“LSV”) serves as a Sub-Adviser to the Great-West International Value Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and LSV dated April 27, 2018, as amended. LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, is registered as an investment adviser pursuant to the Advisers Act. LSV’s general partners include its management team and current and retired employee partners of LSV, who collectively own a majority of LSV, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. LSV provides active, quantitative value equity management through the application of a proprietary model.
GWCM is responsible for compensating LSV, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the first $1 billion of assets and 0.375% on all assets over $1 billion on the portion of the Fund LSV manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts*	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Josef Lakonishok	38	$21	64	$25	367	$58	0	0	7	$2	63	$12
Menno Vermeulen, CFA	38	$21	64	$25	367	$58	0	0	7	$2	63	$12
Puneet Mansharamani, CFA	38	$21	64	$25	367	$58	0	0	7	$2	63	$12
Greg Sleight	38	$21	64	$25	367	$58	0	0	7	$2	63	$12
Guy Lakonishok, CFA	38	$21	64	$25	367	$58	0	0	7	$2	63	$12
* These accounts are Limited Partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.
Material Conflicts of Interest Policy
The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Chief Operating Officer, Compliance Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades to confirm consistency with LSV’s policies and procedures.
Compensation
LSV compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a Partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. They also participate in an extensive benefits program, which includes a defined contribution retirement plan.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
MASSACHUSETTS FINANCIAL SERVICES COMPANY
Massachusetts Financial Services Company (“MFS”) serves as a Sub-Adviser to the Great-West International Value Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and MFS dated December 5, 2013, as amended. MFS, a Delaware corporation with its principal business address at 111 Huntington Avenue, Boston, Massachusetts 02199, is registered as an investment adviser pursuant to the Advisers Act. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.
GWCM is responsible for compensating MFS, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the portion of the Fund MFS manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.

	AUM Based Fees						Performance Based Fees*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Benjamin Stone	6	$36,705	2	$1,126	10	$4,401	0	0	0	0	1	$240
Pablo de la Mata, CFA**	6	$36,705	2	$1,126	10	$4,401	0	0	0	0	1	$240
Philip Evans	6	$36,705	2	$1,126	10	$4,401	0	0	0	0	1	$240
* Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.
** Effective April 15, 2022, Pablo de la Mata will no longer be a portfolio manager of the Fund.
Material Conflicts of Interest Policy
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple portfolios and accounts (including proprietary accounts) gives rise to conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Fund’s investments. Investments selected for portfolios or accounts other than the Fund may outperform investments selected for the Fund.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager and/or those in which MFS and/or its affiliates own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Compensation
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary– Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus– Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio managers' performance for the following Funds:
Portfolio Manager	Benchmarks
Benjamin Stone	MSCI EAFE (Europe, Australasia, Far East) Value Index
Pablo de la Mata	MSCI EAFE (Europe, Australasia, Far East) Value Index
Philip Evans	MSCI EAFE (Europe, Australasia, Far East) Value Index
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
MFS Equity Plan– Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
MELLON INVESTMENTS CORPORATION
Mellon Investments Corporation (“Mellon”) serves as a Sub-Adviser to the Great-West Global Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Mellon dated August 24, 2018, as amended. Mellon, a Delaware corporation with its principal business address at 201 Washington Street, Boston, MA 02108, is registered as an investment adviser pursuant to the Advisers Act. Mellon is an indirect subsidiary of the Bank of New York Mellon Corporation, a global financial services organization that provides investment management and services worldwide.
GWCM is responsible for compensating Mellon, which receives monthly compensation for its services at the annual rate of 0.225% of the average daily net asset value on the portion of the Fund Mellon manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brendan J. Murphy, CFA	1	$404	4	$221	10	$4,364	0	$0	0	$0	1	$2,249
Scott Zaleski, CFA	1	$132	0	$0	0	$0	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
It is Mellon’s policy to make business decisions free from conflicting outside influences. Mellon’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Mellon’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between Mellon and other BNYM companies.
Mellon will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, Mellon has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Mellon’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, Mellon has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.
All material conflicts of interest are presented in greater detail within Part 2A of Mellon’s Form ADV.
Compensation
Mellon's rewards program is designed to be market-competitive and align its compensation with the goals of its clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes Mellon’s investment personnel to focus on long-term alpha generation.
Mellon’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.
Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.
The following factors encompass Mellon’s investment professional rewards program.
•Base salary
•Annual cash incentive
•Long-Term Incentive Plan
•Deferred cash for investment
•BNY Mellon restricted stock units
Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
NEWFLEET ASSET MANAGEMENT, LLC
Newfleet Asset Management, LLC (“Newfleet”) serves as a Sub-Adviser to the Great-West Multi-Sector Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Newfleet dated August 24, 2018. Newfleet, a Delaware limited liability corporation with its principal business address at One Financial Plaza, Hartford, Connecticut 06103, is registered as an investment adviser pursuant to the Advisers Act. Newfleet is an indirect wholly-owned subsidiary of Virtus Investment Partners, a provider of asset management solutions for individual and institutional investors.
GWCM is responsible for compensating Newfleet, which receives monthly compensation for its services at the annual rate of 0.15% of the average daily net asset value on the portion of the Fund Newfleet manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
David L. Albrycht, CFA	15	$8,650	2	$88.6	0	$0	2	$257	0	$0	0	$0
Benjamin L. Caron, CFA	4	$770	0	$0	0	$0	0	$0	0	$0	0	$0
Stephen H. Hooker, CFA	2	$139	0	$0	2	$41	1	$889	0	$0	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Newfleet makes investment decisions for all accounts (including institutional accounts, mutual funds, closed end funds, actively managed exchange traded funds, and UCITS accounts) based on each account’s access to other comparable investment opportunities and Newfleet’s desire to treat all accounts fairly and equitably over time. Newfleet maintains trade allocation and aggregation policies and procedures to address these potential conflicts.
Compensation
The Newfleet compensation package for all investment professionals is outlined below. While the exact percentage of compensation derived from each category will vary slightly from professional to professional and from year to year, on average the breakdown for professional compensation has been as follows:
•Base Salary: 45% - Each investment professional is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.
•Incentive Bonus: 45% - An “incentive bonus” can be defined as a cash award targeted to reward portfolio performance, acquisition of new assets, client feedback, and the achievement of overall firm-wide goals. Incentive bonus pools are based upon individual firm profits and in some instances overall profitability of Newfleet’s parent, Virtus Investment Partners. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year.
•Long-Term Bonus: 10% - A “long-term bonus” can be defined as equity options targeted to reward similar performance parameters. Performance of the funds/accounts managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.
Other Benefits: Investment professionals are also eligible to participate in broad-based plans offered generally to Newfleet employees, including 401(k), health, and other employee benefit plans.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.

PEREGRINE CAPITAL MANAGEMENT, LLC
Peregrine Capital Management, LLC (“Peregrine”) serves as a Sub-Adviser to the Great-West Small Cap Growth Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Peregrine dated July 29, 2016. Peregrine, a Minnesota limited liability corporation with its principal business address at and 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402 is registered as an investment adviser pursuant to the Advisers Act. Peregrine is directly owned by a group of key senior principals. Peregrine also provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations, endowments, undertakings for collective investment in transferable securities and other registered investment companies.
GWCM is responsible for compensating Peregrine, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $200 million of assets and 0.45% on assets over $200 million on the portion of the Fund Peregrine manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
William A. Grierson, CFA	2	$1,785	1	$134	15	$612	0	$0	0	$0	0	$0
Daniel J. Hagen, CFA	2	$1,785	1	$134	15	$612	0	$0	0	$0	0	$0
Paul E. von Kuster, CFA	2	$1,785	1	$134	15	$612	0	$0	0	$0	0	$0
Ryan H. Smith, CFA*	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Samuel D. Smith, CFA*	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
* Ryan Smith and Samuel Smith were added as portfolio managers of the Fund on January 1, 2021.
Material Conflicts of Interest Policy
Peregrine portfolio managers face inherent conflicts of interest in their day-to-day management of multiple portfolios because clients may have different investment objectives, strategies and risk profiles. For example, to the extent that the portfolio managers manage accounts with different investment strategies, they may from time to time purchase securities, including initial public offerings, for one account but not another. Additionally, some accounts may have different fee structures, including performance fees, which are or have the potential to be higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts. To minimize the effects of these inherent conflicts of interest, Peregrine has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. In practice, portfolios hold the same securities in the same proportionate weightings, subject to client and liquidity constraints and cash flows. Furthermore, Peregrine adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Fund and any personal accounts.
Compensation
Peregrine's portfolio managers are compensated with a fixed cash salary plus incentives. Peregrine's compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with clients. Peregrine’s small cap growth equity style limits the number of relationships invested in the product and imposes aggregate asset constraints, enabling portfolio managers to be involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of the incentive compensation is tied to investment performance relative to standard indices and peer groups over one, three, and five years.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam Investment Management, LLC (“Putnam”) serves as the Sub-Adviser to the Great-West High Yield Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Putnam dated March 3, 2014, as amended. Putnam also serves as a Sub-Adviser to the Great-West Large Cap Value Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Putnam dated April 13, 2018, as amended. Putnam, a Delaware limited liability company with its principal business address at 100 Federal

Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act.
 Putnam is an affiliate of GWCM and GWL&A. Putnam is an indirect wholly-owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to GWCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
GWCM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value on all assets for the Great-West High Yield Bond Fund and 0.40% of the average daily net asset value on the first $100 million of assets, 0.35% on the next $150 million of assets, and 0.25% on all assets over $250 million on the portion of the Great-West Large Cap Value Fund Putnam manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Great-West High Yield Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul D. Scanlon, CFA	21	$8,843	26	$10,752	30	$16,168	2	$688	0	$0	0	$0
Norman P. Boucher	9	$2,080	9	$692	9	$1,875	0	$0	0	$0	0	$0
Robert L. Salvin	11	$3,167	10	$743	11	$2,076	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Great-West Large Cap Value Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch, CFA	15	$16,825	5	$2,779	7	$379	1	$126	0	$0	0	$0
Lauren B. DeMore, CFA	15	$16,825	5	$2,779	7	$379	1	$126	0	$0	0	$0
Material Conflicts of Interest Policy
Like other investment professionals with multiple clients, the Funds' portfolio managers may face certain potential conflicts of interest in connection with managing both a Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:
•Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
•All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•Front running is strictly prohibited.
•The Funds' portfolio managers may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam-sponsored registered investment companies. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Funds' portfolio managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the portfolio managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation– neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).
A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when the portfolio managers consider the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, and where applicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold– for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including a Fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between a Fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than a Fund. Depending on goals or other factors, the portfolio managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the portfolio managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit a Fund from participating in the public offering, which could cause a Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The Funds' portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts.
Compensation
Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 45-year performance or, if shorter, over the life of the fund. Performance of the Great-West High Yield Bond and Great-West Large Cap Value Funds  is not separately considered in determining portfolio manager compensation. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.
Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2020.
T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a Sub-Adviser to the Great-West Large Cap Value Fund and also serves as the Sub-Adviser to the Great-West T. Rowe Price Mid Cap Growth Fund pursuant to Sub-Advisory Agreements among the Funds, GWCM and T. Rowe Price dated December 5, 2013, as amended. T. Rowe Price, a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202, is registered as an investment adviser pursuant to the Advisers Act. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
For the Great-West Large Cap Value Fund, GWCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at the following annual rates on all assets for the portion of the Fund T. Rowe Price manages:
Annual Fee Rate	Assets
0.475%	First $50 million
0.425%	Next $50 million
0.375%	Reset at $100 million
0.325%	Reset at $200 million
0.30%	Reset at $500 million
0.275%	Over $500 million
0.275%	Reset at $1 billion
0.25%	Reset at $1.5 billion
For the Great-West T. Rowe Price Mid Cap Growth Fund, GWCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at an annual rate of 0.50% of the average daily net asset value on all assets.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Great-West Large Cap Value Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John D. Linehan, CFA	17	$38,840	18	$15,769	26	$6,442	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Great-West T. Rowe Price Mid Cap Growth Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian W.H. Berghuis, CFA	9	$65,349	2	$5,809	6	$2,392	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
The T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as sub-adviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price Funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price Funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price Funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in a fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2020.
UBS ASSET MANAGEMENT (AMERICAS) INC.
UBS Asset Management (Americas) Inc. (“UBS AM”) serves as a Sub-Adviser to the Great-West Emerging Markets Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and UBS AM dated January 4, 2018. UBS AM, a Delaware corporation with its principal business address at 1285 Avenue of the Americas, New York, New York 10019, is registered as an investment adviser pursuant to the Advisers Act. UBS AM is a member of the UBS Asset Management business division and wholly-owned subsidiary of UBS Group AG, a publicly traded company.
GWCM is responsible for compensating UBS AM, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $100 million of assets, 0.48% on the next $150 million of assets and 0.45% on all assets over $250 million on the portion of the Fund UBS manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Geoffrey Wong, CFA	1	$796	14	$11,279	16	$9,608	0	$0	0	$0	5	$7,845
Urs Antonioli, CFA	1	$796	11	$9,547	14	$4,146	0	$0	0	$0	3	$1,887
Shou-Pin Choo, CFA	1	$796	15	$11,531	17	$10,043	0	$0	0	$0	5	$7,845
Gabriel Csendes, CFA	1	$796	11	$9,547	14	$4,146	0	$0	0	$0	3	$1,887
Manish Modi, CFA	1	$796	14	$10,706	15	$6,253	0	$0	0	$0	4	$7,545
Material Conflicts of Interest Policy
The portfolio management team’s management of a portion of the Great-West Emerging Markets Equity Fund (“Fund Account”) and other accounts could result in potential conflicts of interest if the Fund Account and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund Account. A portfolio manager and his or her team manage a portion of the Fund Account and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions.

Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund Account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.
UBS Group AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund Account are engaged in businesses and have interests other than that of managing the Fund Account. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund Account.
UBS AM may purchase or sell, or recommend for purchase or sale, for the Fund Account or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to the Fund Account or its other clients, or purchase for the Fund Account or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.
From time to time and subject to client approval, UBS AM may rely on certain affiliates to execute trades for the Fund Account or its other accounts. For each security transaction effected by UBS, UBS AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS AM may receive affiliated group credit for generating such business.
Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Fund Account. UBS and one or more Client Accounts may buy or sell positions while the Fund Account is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund Account.
UBS AM and its advisory affiliates utilize a common portfolio and trading platform for their clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM’s clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.
While brokers are selected primarily on the basis of the execution capabilities, UBS AM, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when UBS AM has determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. UBS AM arrangements for the receipt of research services from brokers may create conflicts of interest, in that they have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.
Compensation
UBS AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of UBS AM clients and other stakeholders.
In general, the total compensation received by the portfolio managers and analysts at UBS AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award that is correlated with investment performance.

Fixed component (base salary and benefits):
•Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.
•The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.
Performance award:
•Determined annually on a discretionary basis.
•Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS AM and of UBS as a whole.
•Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•Deferred amounts are then delivered via two deferral vehicles– 75% in the UBS AM Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):
•AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of notional funds. The notional funds are aligned to selected UBS AM funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS AM. This enhances the alignment of investment professionals’ and other employees’ interests with those of UBS AM clients.
•The DCCP was introduced for performance year 2012 onwards as a key component of UBS' compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.
The DCCP aligns the interests of key employees with the interests of external investors and, alongside the AM EOP, attempts to ensure an appropriate balance between client and other stakeholder alignment.
For Equities, Fixed Income, Investment Solutions and Passive investment areas:
UBS AM uses a Key Performance Indicator (KPI)-led model for each business area, aligning business steering logic with strategic priorities. For investment areas, sustainable investment performance is a major component of the KPI model.
Portfolio managers’ performance awards are subject to detailed KPIs, mainly focused on investment performance of relevant client portfolios and funds, and also including some other factors such as risk management and client focus. Investment performance is assessed annually over rolling one, three and five years against benchmark, performance target and peers. This attempts to ensure that the interests of portfolio managers are aligned with those of UBS AM clients. In addition, we evaluate our passive strategies in terms of how closely the performance of the strategies tracks their respective benchmarks over time.
For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.
For awards subject to deferral (e.g. above a certain compensation break), UBS AM employees receive at least 75% of their deferred performance awards in notion funds under the AM EOP and up to 25% under the DCCP. This aligns UBS AM employee compensation more closely with industry standards. The average deferred performance awards for employees below Group Execute Board level is 3.5 years.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
WELLINGTON MANAGEMENT COMPANY LLP
Wellington Management Company LLP (“Wellington”) serves as a Sub-Adviser to the Great-West Core Bond Fund pursuant to a Sub-Advisory Agreement among the Fund, GWCM and Wellington dated April 10, 2017. Wellington, a Delaware limited liability partnership with its principal business address at 280 Congress Street, Boston MA 02210, is registered as an investment adviser pursuant to the Advisers Act. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years.
GWCM is responsible for compensating Wellington, which receives monthly compensation for its services at the annual rate of 0.15% of the average daily net asset value on the first $100 million of assets, 0.12% on the next $150 million of assets and 0.10% on all assets over $250 million on the portion of the Fund Wellington manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph F. Marvan, CFA	19	$39,980	26	$7,917	71	$35,220	0	$0	0	$0	1	$211
Campe Goodman, CFA	16	$11,124	19	$6,572	43	$16,275	0	$0	0	$0	1	$211
Robert D. Burn, CFA	16	$11,090	19	$5,580	43	$16,082	0	$0	0	$0	1	$211
Material Conflicts of Interest Policy
Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s portfolio managers listed above who are primarily responsible for the day-to-day management of the Fund generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The portfolio managers makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Fund.
The portfolio managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the portfolio managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Marvan, Goodman and Burn also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the portfolio managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the managers in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given portfolio manager. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s code of ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation
Wellington receives a fee based on the assets under management of the Fund as set forth in the investment sub-advisory agreement among Wellington, GWCM and Great-West Funds on behalf of the Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2020.
Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s portfolio managers includes a base salary and incentive components. The base salary for each portfolio manager who is a partner of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other portfolio manager is determined by the portfolio manager’s experience and performance in his role as a portfolio manager. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of a portfolio manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund and generally each other account managed by such portfolio manager. Each portfolio manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund compared to the Bloomberg Barclays US Aggregate Bond Index over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by these portfolio managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each partner is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Marvan and Goodman are partners.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
Sub-Advisory Fees
For the past three fiscal years ended December 31, 2018, 2019 and 2020, the Sub-Advisers were paid fees for their services to the Funds as follows:
Fund	2020	2019	2018
Great-West Ariel Mid Cap Value Fund	$696,298	$536,578	$589,467
Great-West Core Bond Fund	$616,441	$594,047	$583,402
Great-West Emerging Markets Equity Fund	$2,059,670	$1,818,737	$1,821,289
Great-West Global Bond Fund	$1,103,939	$1,235,542	$1,064,616
Great-West High Yield Bond Fund	$902,877	$903,043	$1,038,000
Great-West Inflation-Protected Securities Fund	$389,612	$392,877	$406,637
Great-West International Growth Fund	$1,542,903	$1,554,579	$1,386,890
Great-West International Index Fund	$195,385	$203,686	$190,707
Great-West International Value Fund	$4,094,683	$4,350,730	$4,509,391
Great-West Invesco Small Cap Value Fund[1]	$451,189	$513,249	$503,567
Great-West Large Cap Growth Fund	$2,385,738	$2,512,279	$2,823,999
Great-West Large Cap Value Fund	$3,459,534	$2,004,543	$2,097,852
Great-West Mid Cap Value Fund	$2,147,522	$2,529,386	$2,130,651
Great-West Multi-Sector Bond Fund	$875,418	$861,602	$1,953,082
Great-West Real Estate Index Fund	$72,581	$81,242	$67,329
Great-West S&P 500® Index Fund	$204,580	$218,521	$234,341
Great-West S&P Mid Cap 400® Index Fund	$103,587	$117,520	$125,013
Great-West S&P Small Cap 600® Index Fund	$99,579	$115,353	$122,539
Great-West Small Cap Growth Fund	$632,203	$504,027	$435,143
Great-West Small Cap Value Fund	$1,166,741	$970,249	$883,587
Great-West T. Rowe Price Equity Income Fund[2]	$0	$1,714,876	$2,470,302
Great-West T. Rowe Price Mid Cap Growth Fund	$9,243,192	$9,038,356	$7,746,143
1
Fund merged into the Great-West Small Cap Value Fund on October 23, 2020.
2
Fund merged into the Great-West Large Cap Value Fund on October 25, 2019.

Securities Lending Activities
The following table provides the dollar amounts of income and fees and/or compensation related to each Fund’s securities lending activities during the most recent fiscal year ended December 31, 2020:
Great-West Ariel Mid Cap Value Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$39,063
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$7,530
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$1,408
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$8,938
Net income from securities lending activities:	$30,125

Great-West Bond Index Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$89,463
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$10,211
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$38,395
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$48,606
Net income from securities lending activities:	$40,857

Great-West Core Bond Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$28,927
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$5,353
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$2,141
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$7,494
Net income from securities lending activities:	$21,433

Great-West Emerging Markets Equity Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$2,595
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$827
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0

Great-West Emerging Markets Equity Fund	December 31, 2020
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(1,542)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(715)
Net income from securities lending activities:	$3,310

Great-West Global Bond Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$21,167
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$2,029
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$11,021
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$13,050
Net income from securities lending activities:	$8,117

Great-West High Yield Bond Fund Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$45,056
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$11,955
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(14,742)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(2,787)
Net income from securities lending activities:	$47,843

Great-West Inflation-Protected Securities Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$266
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$85
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(158)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(73)
Net income from securities lending activities:	$339

Great-West International Growth Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$33,964
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$6,947
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(773)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$6,174
Net income from securities lending activities:	$27,790

Great-West International Index Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$65,240
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$41,562
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(142,592)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(101,030)
Net income from securities lending activities:	$166,270

Great-West International Value Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$76,585
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$52,698
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(186,916)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(134,218)
Net income from securities lending activities:	$210,803

Great-West Invesco Small Cap Value Fund[1]	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$8,472
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$8,262
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0

Great-West Invesco Small Cap Value Fund[1]	December 31, 2020
Negative Rebate (paid by borrower)	$(32,852)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(24,590)
Net income from securities lending activities:	$33,062
1 Fund merged into the Great-West Small Cap Value Fund on October 23, 2020.
Great-West Large Cap Growth Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$25,694
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$36,514
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(156,879)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(120,365)
Net income from securities lending activities:	$146,059

Great-West Large Cap Value Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$30,485
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$18,121
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(60,131)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(42,010)
Net income from securities lending activities:	$72,495

Great-West Mid Cap Value Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$18,066
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$2,654
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$4,790
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$7,444
Net income from securities lending activities:	$10,622

Great-West Multi-Sector Bond Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$57,054
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$16,312
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(24,526)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(8,214)
Net income from securities lending activities:	$65,268

Great-West Real Estate Index Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$28,666
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$15,588
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(49,288)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(33,700)
Net income from securities lending activities:	$62,366

Great-West S&P 500 Index Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$24,994
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$10,570
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(27,863)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(17,293)
Net income from securities lending activities:	$42,287

Great-West S&P Mid Cap 400 Index Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$71,355
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$17,696
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0

Great-West S&P Mid Cap 400 Index Fund	December 31, 2020
Negative Rebate (paid by borrower)	$(17,148)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$548
Net income from securities lending activities:	$70,807

Great-West S&P Small Cap 600 Index Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$123,604
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$166,006
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(706,508)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(540,502)
Net income from securities lending activities:	$664,106

Great-West Short Duration Bond Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$4,097
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$1,042
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(1,114)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(72)
Net income from securities lending activities:	$4,169

Great-West Small Cap Growth Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$32,904
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$14,194
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(38,108)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(23,914)
Net income from securities lending activities:	$56,818

Great-West Small Cap Value Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$21,041

Great-West Small Cap Value Fund	December 31, 2020
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$2,213
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$9,970
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$12,183
Net income from securities lending activities:	$8,858

Great-West T. Rowe Price Mid Cap Growth Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$81,120
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$21,935
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	$(28,575)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(6,640)
Net income from securities lending activities:	$87,760

Great-West U.S. Government Securities Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$6,846
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$880
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$2,442
Negative Rebate (paid by borrower)	$0
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$3,322
Net income from securities lending activities:	$3,524
The Great-West Government Money Market, Great-West Lifetime, Great-West Profile, Great-West SecureFoundation Balanced and Great-West SecureFoundation Lifetime Funds did not participate in any securities lending activities during the most recent fiscal year ended December 31, 2020.
The Bank of New York Mellon is the securities lending agent of the Funds, and provides services to the Funds including the following: coordinating the selection of securities to be loaned to approved borrowers, negotiating the loan terms, monitoring the value of the securities loaned and corresponding collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring dividends, managing recalls of loaned securities and termination of loans, and recordkeeping.
DISTRIBUTION AND OTHER SERVICES
Multiple Class Structure
The Board has adopted a multiple class plan, as amended from time to time (the “Multiple Class Plan”), pursuant to Rule 18f-3 under the 1940 Act. Funds that offer only two classes of shares do not have sales charges or distribution fees. Certain Funds offer three or more classes of shares. The Institutional Class, Investor Class and Investor II Class shares offered with certain Funds do not have sales charges or distribution fees. The Class L and Service Class shares offered with certain Funds do not have sales charges but have a distribution and service fee (or 12b-1 fee).
Principal Underwriter and Distributor
GWFS serves as principal underwriter and distributor of Great-West Funds’ shares. GWFS is an affiliate of GWCM and is a broker-dealer registered under the 1934 Act and a member of FINRA. GWFS is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The principal underwriting agreement between Great-West Funds and GWFS calls for GWFS to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of Great-West Funds, which are continuously offered at net asset value. Prior to March 31, 2006, Greenwood Investments, LLC served as principal underwriter for Great-West Funds. The principal underwriter did not retain any underwriting commissions during the last three fiscal years ended December 31, 2018, 2019 and 2020.
Compensation received by the principal underwriter during the Funds’ fiscal year ended December 31, 2020:
Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
GWFS Equities, Inc.	$ 0	$ 0	$ 0	$ 0
Service Class Distribution Plan
The Lifetime Funds, SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds (for purposes of this section, the “Fund(s)”) have adopted a distribution or “Rule 12b-1” plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for its Service Class shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Service Class shares of the Funds to compensate the Distributor for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Service Class shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Service Class shareholders.
The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Service Class shares of the Fund). Because these fees are paid out of Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Under the terms of the Distribution Plan, it continues from year to year with respect to each Fund, provided its continuance is approved annually by votes cast in person or otherwise, as permitted by the 1940 Act rules and interpretations thereunder, at a meeting of the majority of both (a) the Board with respect to the Funds and (b) those directors of Great-West Funds who are not “interested persons” of Great-West Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”).  The Distribution Plan may not be amended with respect to any Fund to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Service Class shares of the relevant Fund which has voting rights with respect to the Distribution Plan.  No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan.  The Distribution Plan may be terminated at any time with respect to any Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Service Class shares of the relevant Fund.  As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.
The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Fund and the Service Class shareholders of each Fund.
The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Fund might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Fund's shares, the payment by the Fund of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries, including insurance companies, (collectively, “financial intermediaries”) pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Service Class shares and/or providing services to shareholders of the Funds' Service Class shares.
For the fiscal year ended December 31, 2020, the following 12b-1 payments were made to the Distributor for distribution of Service Class shares and for providing or arranging for the provision of services to Service Class shareholders:
Fund	Payments[1]	Amount Waived
Great-West Lifetime Conservative 2015 Fund[2]	$24,913	$0
Great-West Lifetime 2015 Fund	$323,762	$0
Great-West Lifetime Conservative 2020 Fund[2]	$2,284	$0
Great-West Lifetime 2020 Fund	$30,770	$0
Great-West Lifetime Conservative 2025 Fund[2]	$54,873	$0
Great-West Lifetime 2025 Fund	$888,191	$0
Great-West Lifetime Conservative 2030 Fund[2]	$4,506	$0
Great-West Lifetime 2030 Fund	$43,312	$0
Great-West Lifetime Conservative 2035 Fund[2]	$49,596	$0
Great-West Lifetime 2035 Fund	$867,018	$0
Great-West Lifetime Conservative 2040 Fund[2]	$3,169	$0
Great-West Lifetime 2040 Fund	$34,179	$0
Great-West Lifetime Conservative 2045 Fund[2]	$33,044	$0
Great-West Lifetime 2045 Fund	$534,221	$0
Great-West Lifetime Conservative 2050 Fund[2]	$2,524	$0
Great-West Lifetime 2050 Fund	$28,365	$0
Great-West Lifetime Conservative 2055 Fund[2]	$16,891	$0
Great-West Lifetime 2055 Fund	$262,939	$0
Great-West Lifetime Conservative 2060 Fund[2]	$7	$0
Great-West Lifetime 2060 Fund	$64	$0
Great-West SecureFoundation® Balanced Fund	$72,224	$0
Great-West SecureFoundation® Lifetime 2020 Fund	$7,153	$0
Great-West SecureFoundation® Lifetime 2025 Fund	$20,414	$0
Great-West SecureFoundation® Lifetime 2030 Fund	$8,766	$0
Great-West SecureFoundation® Lifetime 2035 Fund	$13,008	$0
Great-West SecureFoundation® Lifetime 2040 Fund	$4,181	$0
Great-West SecureFoundation® Lifetime 2045 Fund	$8,425	$0
Great-West SecureFoundation® Lifetime 2050 Fund	$1,957	$0
Great-West SecureFoundation® Lifetime 2055 Fund	$2,683	$0
Great-West SecureFoundation® Lifetime 2060 Fund	$11	$0
1
Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by GWCM.
2
Great-West Lifetime Conservative 2015, Great-West Lifetime Conservative 2020, Great-West Lifetime Conservative 2025, Great-West Lifetime Conservative 2030, Great-West Lifetime Conservative 2035, Great-West Lifetime Conservative 2040, Great-West Lifetime Conservative 2045, Great-West Lifetime Conservative 2050, Great-West Lifetime Conservative 2055 and Great-West Lifetime Conservative 2060 Funds merged into the Great-West Lifetime 2015, Great-West Lifetime 2020, Great-West Lifetime 2025, Great-West Lifetime 2030, Great-West Lifetime 2035, Great-West Lifetime 2040, Great-West Lifetime 2045, Great-West Lifetime 2050, Great-West Lifetime 2055 and Great-West Lifetime 2060 Funds, respectively, on August 14, 2020.
The Service Class shares were first offered with the Lifetime Funds as of May 1, 2009 and the SecureFoundation Lifetime Funds as of November 13, 2009.
Class L Distribution and Service Plan
Certain Funds have adopted a distribution and service or “Rule 12b-1” plan (for purposes of this section, “Distribution Plan” or “Rule 12b-1 Plan”) for their Class L shares (“Class L Funds”). The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of expenses actually incurred. The plan allows the Class L shares of certain Funds to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sale of Class L shares of the Funds and/or for providing or arranging for the provision of services to such Funds’ Class L shareholders.
The Distribution Plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of a Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Under the terms of the Distribution Plan, it continues from year to year with respect to each Fund that offers Class L shares, provided its continuance is approved annually by votes cast in person or otherwise, as permitted by the 1940 Act rules and interpretations thereunder, at a meeting of the majority of both (a) the Board with respect to such Funds and (b) those directors of Great-West Funds who are not “interested persons” of Great-West Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”).  The Distribution Plan may not be amended with respect to any Fund to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class L shares of the relevant Fund.  No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan.  The Distribution Plan may be terminated at any time with respect to any relevant Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class L shares of the relevant Fund.  As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Rule 12b-1Plan and the purpose for such expenditures.
The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Fund that offers Class L shares and the Class L shareholders of each such Fund.
The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Fund that offers Class L shares might be considered as indirectly financing any activity which is primarily intended to result in the sale of Class L shares, the payment by such Fund of such fees is authorized under the Distribution Plan.
The Distributor has entered into, and will enter into, from time to time, agreements with financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class L shares and/or providing services to shareholders of the Funds' Class L shares.
For the fiscal year ended December 31, 2020, the following 12b-1 payments were made to the Distributor for distribution of Class L shares of the Funds and for providing or arranging for the provision of services to Class L shareholders:
Fund	Payments[1]	Amount Waived
Great-West Aggressive Profile Fund	$277,446	$0
Great-West Ariel Mid Cap Value Fund[2]	$169,075	$0
Great-West Bond Index Fund	$565,112	$0
Great-West Conservative Profile Fund	$1,158,359	$0
Great-West Emerging Markets Equity Fund[2]	$142,938	$0
Great-West International Index Fund[2]	$189,761	$0
Great-West International Value Fund	$19,157	$0
Great-West Lifetime 2015 Fund	$531,172	$0
Great-West Lifetime 2020 Fund	$326,951	$0
Great-West Lifetime 2025 Fund	$594,765	$0
Great-West Lifetime 2030 Fund	$292,110	$0
Great-West Lifetime 2035 Fund	$487,097	$0
Great-West Lifetime 2040 Fund	$206,820	$0
Great-West Lifetime 2045 Fund	$255,974	$0
Great-West Lifetime 2050 Fund	$76,608	$0
Great-West Lifetime 2055 Fund	$47,147	$0
Great-West Lifetime 2060 Fund[2]	$2,901	$0
Great-West Mid Cap Value Fund[2]	$16,420	$0
Great-West Moderate Profile Fund	$1,548,550	$0
Great-West Moderately Aggressive Profile Fund	$579,537	$0
Great-West Moderately Conservative Profile Fund	$703,265	$0
Great-West Multi-Sector Bond Fund[2]	$4,507	$0

Fund	Payments[1]	Amount Waived
Great-West Real Estate Index Fund[2]	$84,560	$0
Great-West S&P 500® Index Fund	$611,731	$0
Great-West S&P Mid Cap 400® Index Fund	$49,672	$26
Great-West S&P Small Cap 600® Index Fund	$162,524	$0
Great-West SecureFoundation® Balanced Fund	$910,857	$0
Great-West SecureFoundation® Lifetime 2020 Fund[2]	$4,251	$0
Great-West SecureFoundation® Lifetime 2025 Fund[2]	$5,561	$0
Great-West SecureFoundation® Lifetime 2030 Fund[2]	$565	$0
Great-West SecureFoundation® Lifetime 2035 Fund[2]	$14	$0
Great-West SecureFoundation® Lifetime 2040 Fund[2]	$2	$0
Great-West SecureFoundation® Lifetime 2050 Fund[2]	$16	$0
Great-West SecureFoundation® Lifetime 2055 Fund[2]	$2	$0
Great-West SecureFoundation® Lifetime 2060 Fund[2]	$147	$0
Great-West T. Rowe Price Mid Cap Growth Fund	$80,173	$0
1
Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by GWCM.
2
Class L shares of the Fund were closed on October 2, 2020.
The Funds first offered Class L shares as of January 31, 2011.
Shareholder Services Agreement
Effective April 29, 2020, Great-West Funds entered into a Shareholder Services Agreement with Empower, an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds through Permitted Accounts. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Investor Class, Investor II Class, Service Class and Class L shares of the Funds (“Shareholder Services Fee”). To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A. For the fiscal years ended December 31, 2018, 2019 and 2020, GWL&A was paid the following for its services to the Funds:
Fund	2020	2019	2018
Great-West Aggressive Profile Fund	$1,763,367	$1,993,821	$2,331,613
Great-West Ariel Mid Cap Value Fund	$544,006	$351,259	$412,837
Great-West Bond Index Fund	$1,984,061	$2,021,469	$2,050,175
Great-West Conservative Profile Fund	$2,918,477	$2,619,626	$2,446,882
Great-West Core Bond Fund	$222,494	$141,365	$104,959
Great-West Emerging Markets Equity Fund	$305,071	$140,698	$48,226
Great-West Global Bond Fund	$111,894	$140,172	$151,576
Great-West Government Money Market Fund	$5,861,921	$5,803,013	$4,634,693
Great-West High Yield Bond Fund	$23,626	$27,982	$32,169
Great-West Inflation-Protected Securities Fund	$16,307	$19,508	$22,421
Great-West International Growth Fund	$138,875	$121,159	$125,800
Great-West International Index Fund	$946,407	$980,456	$701,684
Great-West International Value Fund	$695,168	$878,743	$1,164,598
Great-West Invesco Small Cap Value Fund[1]	$24,799	$37,514	$44,321
Great-West Large Cap Growth Fund	$569,708	$558,751	$609,634
Great-West Large Cap Value Fund	$623,283	$222,554	$119,073
Great-West Lifetime Conservative 2015 Fund[2]	$94,965	$181,587	$301,694

Fund	2020	2019	2018
Great-West Lifetime 2015 Fund	$2,333,297	$2,617,967	$3,072,779
Great-West Lifetime Conservative 2020 Fund[2]	$8,050	$16,468	$16,407
Great-West Lifetime 2020 Fund	$807,437	$597,348	$416,637
Great-West Lifetime Conservative 2025 Fund[2]	$222,681	$439,824	$601,017
Great-West Lifetime 2025 Fund	$4,626,918	$5,138,905	$5,748,601
Great-West Lifetime Conservative 2030 Fund[2]	$16,113	$26,084	$19,369
Great-West Lifetime 2030 Fund	$773,279	$545,658	$364,083
Great-West Lifetime Conservative 2035 Fund[2]	$202,362	$395,467	$513,803
Great-West Lifetime 2035 Fund	$4,293,207	$4,669,521	$5,243,835
Great-West Lifetime Conservative 2040 Fund[2]	$11,176	$16,602	$11,246
Great-West Lifetime 2040 Fund	$545,206	$379,047	$242,183
Great-West Lifetime Conservative 2045 Fund[2]	$133,719	$254,504	$322,333
Great-West Lifetime 2045 Fund	$2,515,566	$2,715,183	$3,033,726
Great-West Lifetime Conservative 2050 Fund[2]	$8,954	$13,545	$7,585
Great-West Lifetime 2050 Fund	$262,181	$200,843	$126,609
Great-West Lifetime Conservative 2055 Fund[2]	$68,718	$128,965	$136,902
Great-West Lifetime 2055 Fund	$1,073,858	$1,110,002	$1,187,019
Great-West Lifetime Conservative 2060 Fund[2,3]	$43	$48	$0
Great-West Lifetime 2060 Fund[3]	$6,527	$1,214	$0
Great-West Mid Cap Value Fund	$211,897	$465,721	$228,664
Great-West Moderate Profile Fund	$5,062,696	$5,068,865	$5,063,639
Great-West Moderately Aggressive Profile Fund	$2,122,831	$2,100,645	$2,241,857
Great-West Moderately Conservative Profile Fund	$1,716,269	$1,493,527	$1,337,642
Great-West Multi-Sector Bond Fund	$611,116	$679,730	$851,785
Great-West Real Estate Index Fund	$308,573	$457,320	$273,558
Great-West S&P 500® Index Fund	$5,732,504	$6,239,200	$6,981,408
Great-West S&P Mid Cap 400® Index Fund	$787,314	$1,021,359	$1,187,545
Great-West S&P Small Cap 600® Index Fund	$1,486,459	$1,864,689	$2,088,785
Great-West SecureFoundation® Balanced Fund	$2,694,007	$2,693,886	$2,338,182
Great-West SecureFoundation® Lifetime 2015 Fund[4]	$0	$72,657	$295,037
Great-West SecureFoundation® Lifetime 2020 Fund	$165,127	$180,057	$192,875
Great-West SecureFoundation® Lifetime 2025 Fund	$181,915	$213,493	$238,872
Great-West SecureFoundation® Lifetime 2030 Fund	$223,985	$274,845	$271,521
Great-West SecureFoundation® Lifetime 2035 Fund	$145,336	$184,569	$190,322
Great-West SecureFoundation® Lifetime 2040 Fund	$173,206	$219,556	$212,249
Great-West SecureFoundation® Lifetime 2045 Fund	$83,163	$93,933	$99,314
Great-West SecureFoundation® Lifetime 2050 Fund	$61,222	$72,096	$65,246
Great-West SecureFoundation® Lifetime 2055 Fund	$32,505	$36,336	$29,615
Great-West SecureFoundation® Lifetime 2060 Fund[3]	$744	$112	$0
Great-West Short Duration Bond Fund	$171,277	$164,028	$162,177
Great-West Small Cap Growth Fund	$23,817	$23,678	$23,722
Great-West Small Cap Value Fund	$194,155	$240,010	$305,722
Great-West T. Rowe Price Equity Income Fund[5]	$744	$585,493	$914,498
Great-West T. Rowe Price Mid Cap Growth Fund	$2,528,727	$2,794,551	$2,912,929
Great-West U.S. Government Securities Fund	$527,125	$436,680	$433,775
1
Fund merged into the Great-West Small Cap Value Fund on October 23, 2020.
2
Great-West Lifetime Conservative 2015, Great-West Lifetime Conservative 2020, Great-West Lifetime Conservative 2025, Great-West Lifetime Conservative 2030, Great-West Lifetime Conservative 2035, Great-West Lifetime Conservative 2040, Great-West Lifetime Conservative 2045, Great-West Lifetime Conservative 2050, Great-West Lifetime Conservative 2055 and Great-West Lifetime Conservative 2060 Funds merged into the Great-West Lifetime 2015, Great-West Lifetime 2020, Great-West Lifetime 2025, Great-West Lifetime 2030, Great-West Lifetime 2035, Great-West Lifetime 2040, Great-West Lifetime 2045, Great-West Lifetime 2050, Great-West Lifetime 2055 and Great-West Lifetime 2060 Funds, respectively, on August 14, 2020.
3
Fund commenced operations on May 1, 2019.
4
Fund merged into the Great-West SecureFoundation® Balanced Fund on April 12, 2019.

5
Fund merged into the Great-West Large Cap Value Fund on October 25, 2019.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from a Fund) and may be in addition to any Rule 12b-1 payments that are made to broker-dealers and other financial intermediaries. GFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, are not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.
GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Great-West Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the direction of the Board, GWCM, or a Sub-Adviser for those Funds which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of Great-West Funds’ portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither GWCM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of GWCM or the Sub-Adviser, as applicable, to seek best execution, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While GWCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of GWCM or the Sub-Adviser, as applicable, in seeking best execution means the Funds will not necessarily pay the lowest spread or commission available.
Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed “mark-up” or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the applicable Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.
In selecting brokers and dealers through which to effect portfolio transactions for Great-West Funds, GWCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause a Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. The arrangements under which GWCM and the Sub-Advisers may do so include client commission arrangements. Under client commission arrangements, brokers to which the Fund has paid a commission may pay a portion of the commission to third party providers of research services. Such investment research information or services provided ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions, as well as other investment research information or services within the eligibility requirements of Section 28(e) of the 1934 Act. Some investment research information or services may be used by GWCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where GWCM or a Sub-Adviser, as applicable, uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by GWCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.
GWCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.
If in the best interests of both one or more Funds and other GWCM client accounts, GWCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain more favorable execution. When this occurs, GWCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, GWCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold. A Sub-Adviser may also aggregate its purchases or sales of securities for a Fund and other client accounts in accordance with applicable law and the Sub-Adviser's policies and procedures.
No brokerage commissions have been paid by the Great-West Bond Index, Great-West Global Bond, Great-West Government Money Market, Great-West U.S. Government Securities, Profile, Lifetime, SecureFoundation® Balanced or SecureFoundation® Lifetime Funds for the years ended December 31, 2018, 2019 and 2020. For the years 2018, 2019 and 2020 the Funds paid commissions as follows:
Fund Name	2020	2019	2018
Great-West Ariel Mid Cap Value Fund	$203,737	$65,128	$61,846
Great-West Core Bond Fund	0	0	$637
Great-West Emerging Markets Equity Fund	$713,026	$556,544	$820,202
Great-West High Yield Bond Fund	$6,261	0	$5,510
Great-West International Growth Fund	$180,766	$171,478	$393,074
Great-West International Index Fund	$11,770	$14,869	$27,522
Great-West International Value Fund	$176,117	$200,730	$591,619
Great-West Invesco Small Cap Value Fund	$278,905	$400,201	$590,749
Great-West Large Cap Growth Fund	$138,437	$112,313	$138,727
Great-West Large Cap Value Fund	$316,964	$92,841	$140,199
Great-West Mid Cap Value Fund	$199,322	$166,299	$142,662
Great-West Multi-Sector Bond Fund	$3,732	0	$5,498
Great-West Real Estate Index Fund	$16,667	$13,333	$22,195
Great-West S&P 500® Index Fund	$35,890	$77,015	$70,114
Great-West S&P Mid Cap 400® Index Fund	$39,529	$19,642	$17,500
Great-West S&P Small Cap 600® Index Fund	$59,315	$25,731	$12,801
Great-West Short Duration Bond Fund	$4,800	0	$8,230
Great-West Small Cap Growth Fund[1]	$169,824	$111,864	$107,944
Great-West Small Cap Value Fund	$415,271	$163,569	$213,431
Great-West T. Rowe Price Equity Income Fund[2]	0	$83,270	$96,988
Great-West T. Rowe Price Mid Cap Growth Fund	$316,228	$297,391	$272,701
1
The Fund commenced operations on September 10, 2015.
2
The Fund merged into the Great-West Large Cap Value Fund on October 25, 2019.

During the fiscal year ended December 31, 2020, certain Funds held securities issued by one or more of their regular brokers or dealers or a parent company of their regular brokers or dealers. The following table shows the aggregate value of the securities of the regular brokers or dealers (or a parent company) held by a Fund as of the fiscal year ended December 31, 2020.
Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Great-West Ariel Mid Cap Value Fund
Citigroup Global Markets, Inc.	$4,800
Great-West Bond Index
JP Morgan Securities LLC	$11,661
Citigroup Global Markets, Inc.	$9,953
Morgan Stanley & Co LLC	$7,094
Wells Fargo Securities Inc.	$6,565
Goldman Sachs & Co.	$5,544
Barclays Capital, Inc.	$2,200
Credit Suisse Securities (USA) LLC	$1,665
Merrill Lynch, Pierce, Fenner & Smith Inc	$728
Great-West Core Bond Fund
JP Morgan Securities LLC	$6,331
Morgan Stanley & Co LLC	$5,011
Citigroup Global Markets, Inc.	$3,781
Wells Fargo Securities Inc.	$3,686
Goldman Sachs & Co.	$2,590
Credit Suisse Securities (USA) LLC	$1,892
Merrill Lynch, Pierce, Fenner & Smith Inc	$633
Barclays Capital, Inc.	$225
Great-West Global Bond Fund
JP Morgan Securities LLC	$1,474
Barclays Capital, Inc.	$1,172
Morgan Stanley & Co LLC	$895
Great-West High Yield Bond Fund
Credit Suisse Securities (USA) LLC	$900
Wells Fargo Securities Inc.	$316
Great-West Inflation-Protected Securities Fund
Wells Fargo Securities Inc.	$2,149
Citigroup Global Markets, Inc.	$1,962
Morgan Stanley & Co LLC	$1,636
Credit Suisse Securities (USA) LLC	$1,069
JP Morgan Securities LLC	$1,058
Great-West International Index Fund
Nomura Securities International, Inc.	$2,327
Barclays Capital, Inc.	$2,174
Credit Suisse Securities (USA) LLC	$1,970
Great-West International Value Fund
Nomura Securities International, Inc.	$7,577
Credit Suisse Securities (USA) LLC	$4,884
Great-West Large Cap Growth Fund
Morgan Stanley & Co LLC	$4,096
Great-West Large Cap Value Fund
JP Morgan Securities LLC	$26,512
Citigroup Global Markets, Inc.	$19,514
Wells Fargo Securities Inc.	$17,358
Morgan Stanley & Co LLC	$12,784
Goldman Sachs & Co.	$12,456

Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Great-West Multi-Sector Bond Fund
Goldman Sachs & Co.	$3,791
Credit Suisse Securities (USA) LLC	$3,476
Morgan Stanley & Co LLC	$2,977
JP Morgan Securities LLC	$2,713
Wells Fargo Securities Inc.	$1,388
Barclays Capital, Inc.	$1,307
Citigroup Global Markets, Inc.	$1,144
Great-West S&P 500® Index Fund
JP Morgan Securities LLC	$34,434
Citigroup Global Markets, Inc.	$11,428
Wells Fargo Securities Inc.	$11,108
Morgan Stanley & Co LLC	$8,719
Goldman Sachs & Co.	$8,077
Great-West Short Duration Bond Fund
JP Morgan Securities LLC	$11,116
Morgan Stanley & Co LLC	$9,095
Goldman Sachs & Co.	$8,210
Wells Fargo Securities Inc.	$7,399
Citigroup Global Markets, Inc.	$6,096
Barclays Capital, Inc.	$1,650
Great-West U.S. Government Securities Fund
Citigroup Global Markets, Inc.	$1,313
Portfolio Turnover
The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.
There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in GWCM's judgment.
With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders.
There was a significant variation in turnover rate in 2020 as compared to 2019 for the Great-West Ariel Mid Cap Value Fund,Great-West Bond Index Fund, Great-West Conservative Profile Fund, Great-West Large Cap Growth Fund, Great-West Lifetime 2030 Fund, Great-West Lifetime 2060 Fund, Great-West Moderately Aggressive Profile Fund, Great-West Moderately Conservative Profile Fund, Great-West Real Estate Index Fund, Great-West S&P Mid Cap 400® Index Fund, Great-West SecureFoundation® Balanced Fund, Great-West SecureFoundation® Lifetime 2020 Fund, Great-West SecureFoundation® Lifetime 2025 Fund, Great-West SecureFoundation® Lifetime 2030 Fund, Great-West SecureFoundation® Lifetime 2040 Fund, Great-West SecureFoundation® Lifetime 2050 Fund, Great-West SecureFoundation® Lifetime 2055 Fund, Great-West SecureFoundation® Lifetime 2060 Fund and Great-West Small Cap Value Fund.
The higher turnover rate for the Great-West Small Cap Value Fund in 2019 as compared to 2020 resulted from the Fund undergoing a sub-adviser change in 2020; the higher turnover rates for the Great-West Ariel Mid Cap Value Fund,Great-West Bond Index Fund, Great-West Large Cap Growth Fund, Great-West Real Estate Index Fund and Great-West S&P Mid Cap 400® Index Fund were due to market activity and volatility in 2020; the SecureFoundation Balanced Fund had an off-cycle rebalance that occurred in January 2020, which contributed to higher turnover; the Great-West Conservative Profile Fund, Great-West Moderately Aggressive Profile Fund and Great-West Moderately Conservative Profile Fund had a rebalance in March 2020 that generated a greater degree of buy/sell activity due than in 2019; the high turnover rates for the Great-West Lifetime 2030 Fund, Great-West Lifetime 2060 Fund, Great-West SecureFoundation® Lifetime 2020 Fund, Great-West SecureFoundation® Lifetime 2025 Fund, Great-West

SecureFoundation® Lifetime 2030 Fund, Great-West SecureFoundation® Lifetime 2040 Fund, Great-West SecureFoundation® Lifetime 2050 Fund, Great-West SecureFoundation® Lifetime 2055 Fund and Great-West SecureFoundation® Lifetime 2060 Fund is attibutable to the relatively low assets in each Fund.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of April 1, 2021, the outstanding shares of Great-West Funds were held of record by GWL&A, Great-West Life & Annuity Insurance Company of New York, and New England Life Insurance Company (collectively, the “Insurance Companies”), by certain retirement plans, by IRA custodians and trustees, and by Funds of Great-West Funds organized as funds-of-funds. The Insurance Companies hold shares principally in their separate accounts: Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account, COLI VUL-1 Series Account, COLI VUL-2 Series Account, COLI VUL-4 Series Account, COLI VUL-7 Series Account, COLI VUL-10 Series Account, DB-1 Series Account, Variable Annuity-1 Series Account, Variable Annuity-2 Series Account, Variable Annuity-8 Series Account, Variable Annuity-9 Series Account, and Trillium Variable Annuity Series Account of GWL&A; TNE Series (k) Account of New England Life Insurance Company; and COLI VUL-1 Series Account, COLI VUL-2 Series Account, FutureFunds II Series Account, DB-1 Series Account, Variable Annuity-1 Series Account, Variable Annuity-2 Series Account, Variable Annuity-3 Series Account, Variable Annuity-8 Series Account and Variable Annuity-9 Series Account of GWL&A of NY. GWL&A, which provided the initial capitalization for certain Funds, also holds shares directly. Investments by GWCM consist of initial capitalization.
For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding voting securities of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.
To the best knowledge of Great-West Funds, as of April 1, 2021, the names and addresses of the record holders of 5% or more of the outstanding shares of each Fund’s equity securities and the percentage of the outstanding voting shares held by such holders are set forth in the following tables. Other than as indicated below, Great-West Funds is not aware of any shareholder who beneficially owns more than 25% of a Fund’s total outstanding voting securities.
The list is presented in alphabetical order by Fund. As a group, the officers and Directors of Great-West Funds owned less than 1% of the outstanding shares of each of the Funds.
Fund:	Record Owner:	Address:	Percentage:
Great-West Aggressive Profile Fund Class L	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	100.00%
Great-West Aggressive Profile Fund Institutional Class	Empower Retirement, LLC 401(k) Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	19.76%
	Applied Medical Resources	22872 Avenida Empresa R109 , Rancho Santa Margari, CA 92688	6.55%
Great-West Aggressive Profile Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	33.44%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	25.06%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.48%
Great-West Ariel Mid Cap Value Fund Institutional Class	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.82%
	Great-West Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.96%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.51%
	Great-West Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.11%
	Great-West Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.38%
	Great-West Lifetime 2055 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.58%
Great-West Ariel Mid Cap Value Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	45.15%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	38.01%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	6.25%

Fund:	Record Owner:	Address:	Percentage:
Great-West Bond Index Fund Class L	Antler Supply Services LLC 401(K)P	4320 Katy Hockley Road, Katy, TX 77493	96.77%
Great-West Bond Index Fund Institutional Class	Great-West SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.77%
	Great-West SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	13.71%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.94%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.14%
	Great-West Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.04%
	Great-West SecureFoundation® Balanced Fund Institutional Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.89%
Great-West Bond Index Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	42.08%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	17.62%
Great-West Conservative Profile Fund Class L	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	99.37%
Great-West Conservative Profile Fund Institutional Class	Empower Retirement, LLC 401(k) Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	13.32%
	TSS Corporate Services, LLC	120 Applecross Road Upstairs, Pinehurst, NC 28374	10.77%
	HGA	603 Reynolds Dr , Ruston, LA 71270	9.39%
Great-West Conservative Profile Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	72.11%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.70%
Great-West Core Bond Fund Institutional Class	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.82%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.22%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.44%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.50%
	Great-West Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.41%
	Great-West Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.35%
Great-West Core Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	46.44%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	25.92%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.89%
Great-West Emerging Markets Equity Fund Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.88%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.49%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.99%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.56%
	Great-West Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.81%
Great-West Emerging Markets Equity Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	82.28%

Fund:	Record Owner:	Address:	Percentage:
Great-West Global Bond Fund Institutional Class	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.88%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.87%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.41%
	Great-West Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.81%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.19%
	Great-West Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.74%
Great-West Global Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	38.94%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	16.79%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	8.36%
	GWLA COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.15%
Great-West Government Money Market Fund Institutional Class	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	58.21%
	John Snow, Inc.	44 Farnsworth Street , Boston, MA 02210	6.99%
Great-West Government Money Market Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	71.36%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.90%
Great-West High Yield Bond Fund Institutional Class	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.03%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.58%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.47%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.79%
	Great-West Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.03%
	Great-West Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.03%
	Great-West Lifetime 2015 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.17%
Great-West High Yield Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	63.54%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	36.12%
Great-West Inflation-Protected Securities Fund Institutional Class	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.99%
	Great-West Lifetime 2015 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.43%
	Great-West Lifetime 2015 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.60%
	Great-West Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.11%
	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.05%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.99%
	Great-West Lifetime 2020 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.43%

Fund:	Record Owner:	Address:	Percentage:
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.12%
Great-West Inflation-Protected Securities Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	76.92%
	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	13.46%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.35%
Great-West International Growth Fund Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.92%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.12%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.64%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.78%
	Great-West Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.09%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.60%
Great-West International Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	73.96%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.63%
Great-West International Index Fund Institutional Class	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.73%
	Great-West Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.60%
	Great-West SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.79%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.60%
	Great-West SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	6.75%
	Great-West Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.61%
	Great-West Lifetime 2055 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.39%
Great-West International Index Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	25.83%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	16.52%
Great-West International Value Fund Class L	Park Center, Inc.	909 East State Blvd, Fort Wayne, IN 46805	85.81%
Great-West International Value Fund Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15.58%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.01%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.42%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.12%
Great-West International Value Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	25.01%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	14.19%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.67%
Great-West Large Cap Growth Fund Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.65%

Fund:	Record Owner:	Address:	Percentage:
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.97%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.56%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.63%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.27%
	Great-West Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.25%
Great-West Large Cap Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	72.55%
Great-West Large Cap Value Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	48.66%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	34.10%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.01%
Great-West Large Cap Value Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	18.05%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.81%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.80%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.10%
	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.19%
Great-West Large Cap Value Investor II Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	52.48%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	29.50%
Great-West Lifetime 2015 Fund Class L	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2015 Fund Institutional Class	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	15.20%
	City of Durango Employees 401A Plan	949 Second Avenue, Durango, CO 81301-5109	12.26%
	State of West Virginia Retirement Savingins Plan	322 70th Street SE, Charleston, WV 25304	11.20%
	Washington Trust Bank	P.O. Box 2127 , Spokane, WA 99210	6.42%
	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	5.07%
Great-West Lifetime 2015 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	77.32%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.31%
Great-West Lifetime 2015 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	32.60%
Great-West Lifetime 2020 Fund Class L	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	94.95%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	5.05%
Great-West Lifetime 2020 Fund Institutional Class	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	18.49%
	Washington Trust Bank	P.O. Box 2127 , Spokane, WA 99210	18.15%
	Bank of the Ozarks Inc 401K	PO Box 8811 , Little Rock, AR 72231	10.10%

Fund:	Record Owner:	Address:	Percentage:
	Spokane Digestive Disease Center P.S.	105 W 8th Ave Suite 6010 , Spokane, WA 99204	5.96%
	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	5.74%
Great-West Lifetime 2020 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	95.18%
Great-West Lifetime 2020 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	19.71%
	R&B Protective Coatings, Inc.	19968 CA-26 PO Box 652, Linden, CA 95236	5.62%
	Arauco North America, Inc.	300 Technology Center Way Suite 350, Rock Hill, SC 29730	5.47%
Great-West Lifetime 2025 Fund Class L	Century Air Conditioning Supply	10510 West Sam Houston Parkway South, Houston, TX 77099	97.64%
Great-West Lifetime 2025 Fund Institutional Class	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	16.57%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	9.67%
	State of West Virginia Retirement Savingins Plan	322 70th Street SE, Charleston, WV 25304	7.63%
	Fairfax County Public Schools 401K	8115 Gatehouse Road, Ste 270, Falls Church, VA 22042	6.49%
	Washington Trust Bank	P.O. Box 2127 , Spokane, WA 99210	5.42%
Great-West Lifetime 2025 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	72.47%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.13%
Great-West Lifetime 2025 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.11%
Great-West Lifetime 2030 Fund Class L	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2030 Fund Institutional Class	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	14.62%
	Washington Trust Bank	P.O. Box 2127 , Spokane, WA 99210	12.56%
	Bank of the Ozarks Inc 401K	PO Box 8811 , Little Rock, AR 72231	11.36%
	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	8.84%
Great-West Lifetime 2030 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	93.38%
Great-West Lifetime 2030 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	22.14%
	Fuyao Glass America Inc.	2801 West Stroop Road , Dayton, OH 45439	5.18%
Great-West Lifetime 2035 Fund Class L	Century Air Conditioning Supply	10510 West Sam Houston Parkway South, Houston, TX 77099	75.54%
	Emeryville Occupational Medical Center, Inc.	6001 Shellmound Street Suite 115 , Emeryville, CA 94608	24.46%
Great-West Lifetime 2035 Fund Institutional Class	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	17.24%
	State of West Virginia Retirement Savingins Plan	322 70th Street SE, Charleston, WV 25304	6.49%

Fund:	Record Owner:	Address:	Percentage:
	Fairfax County Public Schools 401K	8115 Gatehouse Road, Ste 270, Falls Church, VA 22042	6.15%
Great-West Lifetime 2035 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	70.61%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.73%
Great-West Lifetime 2035 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.42%
Great-West Lifetime 2040 Fund Class L	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2040 Fund Institutional Class	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	19.80%
	Washington Trust Bank	P.O. Box 2127 , Spokane, WA 99210	15.51%
	Bank of the Ozarks Inc 401K	PO Box 8811 , Little Rock, AR 72231	11.94%
	Goodway Group, Inc.	261 Old York Road Suite 930, Jenkintown, PA 19046-3706	5.50%
	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	5.06%
Great-West Lifetime 2040 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	94.68%
Great-West Lifetime 2040 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	24.54%
	Fuyao Glass America Inc.	2801 West Stroop Road , Dayton, OH 45439	6.05%
	Fry's Electronics, Inc.	600 E. Brokaw Road, San Jose, CA 95112	5.38%
Great-West Lifetime 2045 Fund Class L	Century Air Conditioning Supply	10510 West Sam Houston Parkway South, Houston, TX 77099	92.57%
	Emeryville Occupational Medical Center, Inc.	6001 Shellmound Street Suite 115 , Emeryville, CA 94608	7.43%
Great-West Lifetime 2045 Fund Institutional Class	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	15.96%
	City of Hastings, Nebraska	220 North Hastings Avenue, Hastings, NE 68901	5.89%
	State of West Virginia Retirement Savingins Plan	322 70th Street SE, Charleston, WV 25304	5.79%
Great-West Lifetime 2045 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	76.65%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.22%
Great-West Lifetime 2045 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	33.21%
Great-West Lifetime 2050 Fund Class L	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	100.00%
Great-West Lifetime 2050 Fund Institutional Class	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	25.50%
	Bank of the Ozarks Inc 401K	PO Box 8811 , Little Rock, AR 72231	14.43%
	Washington Trust Bank	P.O. Box 2127 , Spokane, WA 99210	12.33%
	Goodway Group, Inc.	261 Old York Road Suite 930, Jenkintown, PA 19046-3706	5.46%
Great-West Lifetime 2050 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	95.18%
Great-West Lifetime 2050 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	20.61%

Fund:	Record Owner:	Address:	Percentage:
	Fry's Electronics, Inc.	600 E. Brokaw Road, San Jose, CA 95112	11.98%
	Fuyao Glass America Inc.	2801 West Stroop Road , Dayton, OH 45439	8.73%
Great-West Lifetime 2055 Fund Class L	Century Air Conditioning Supply	10510 West Sam Houston Parkway South, Houston, TX 77099	94.23%
	Emeryville Occupational Medical Center, Inc.	6001 Shellmound Street Suite 115 , Emeryville, CA 94608	5.77%
Great-West Lifetime 2055 Fund Institutional Class	Anne Arundel Medical Center Employee Salary Reduction Plan	2001 Medical Parkway, Wayson Pavilion, Ste 350, Annapolis, MD 21401-2777	21.52%
	Applied Medical Resources	22872 Avenida Empresa R109 , Rancho Santa Margari, CA 92688	8.66%
	Bank of the Ozarks Inc 401K	PO Box 8811 , Little Rock, AR 72231	6.27%
	Metro. Transit Authority	1900 Main PO Box 61429, Houston, TX 77208-1429	5.76%
	Alliantgroup LP 401K	3009 Post Oak Blvd Suite 2000, Houston, TX 77056	5.41%
	City of Hastings, Nebraska	220 North Hastings Avenue, Hastings, NE 68901	5.31%
Great-West Lifetime 2055 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	57.65%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	16.55%
Great-West Lifetime 2055 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	34.45%
Great-West Lifetime 2060 Fund Institutional Class	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	44.52%
	Alliantgroup LP 401K	3009 Post Oak Blvd Suite 2000, Houston, TX 77056	18.11%
	City of Durango Employees 401A Plan	949 Second Avenue, Durango, CO 81301-5109	12.02%
Great-West Lifetime 2060 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	97.05%
Great-West Lifetime 2060 Fund Service Class	Jennifer W. Pennoyer, MD, LLC	47 Jolley Drive , Bloomfield, CT 06002	83.61%
Great-West Mid Cap Value Fund Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.89%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12.67%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.73%
	CCAO Deferred Compensation	209 East State Street , Columbus, OH 43215	5.61%
	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.15%
Great-West Mid Cap Value Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	65.41%
Great-West Moderate Profile Fund Class L	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	99.55%
Great-West Moderate Profile Fund Institutional Class	Empower Retirement, LLC 401(k) Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	10.90%
	Seats, Inc.	1515 Industrial Street , Reedsburg, WI 53959	5.82%
	Metropolitan Cardiology Consultants, P.A.	4040 Coon Rapids Blvd. NW Ste. 120, Coon Rapids, MN 55433	5.71%

Fund:	Record Owner:	Address:	Percentage:
	TSS Corporate Services, LLC	120 Applecross Road Upstairs, Pinehurst, NC 28374	5.23%
	Applied Medical Resources	22872 Avenida Empresa R109 , Rancho Santa Margari, CA 92688	5.16%
Great-West Moderate Profile Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	50.13%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	15.81%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.46%
Great-West Moderately Aggressive Profile Fund Class L	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	100.00%
Great-West Moderately Aggressive Profile Fund Institutional Class	Arotech Corporation	1229 Oak Valley Drive , Ann Arbor, MI 48108	11.11%
	City Of Loveland Rp	Human Resource Department, 500 E 3 St, Loveland CO 80537	6.37%
	Port of Oakland DCP Plan	530 Water Street, Oakland, CA 94607	6.12%
	Seats, Inc.	1515 Industrial Street , Reedsburg, WI 53959	5.10%
Great-West Moderately Aggressive Profile Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	52.36%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.90%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6.16%
Great-West Moderately Conservative Profile Fund Class L	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Moderately Conservative Profile Fund Institutional Class	Louisiana Bancshares, Inc.	1890 N Rail Avenue , Arcadia, LA 71001	12.86%
	Gardner Family Health Network, Inc	160 East Virginia Street Suite 100, San Jose, CA 95112	9.82%
	Charlton Family Practice, PC	246 Southbridge Street , Charlton, MA 01507	9.17%
	Arotech Corporation	1229 Oak Valley Drive , Ann Arbor, MI 48108	6.76%
	Hunt Forest Products, L.L.C.	401 Reynolds Drive, Ruston, LA 71270	5.53%
Great-West Moderately Conservative Profile Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	74.42%
Great-West Multi-Sector Bond Fund Institutional Class	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.34%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.45%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.95%
	Great-West Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.57%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.64%
Great-West Multi-Sector Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	29.21%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7.16%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.14%
Great-West Real Estate Index Fund Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	20.93%

Fund:	Record Owner:	Address:	Percentage:
	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	16.83%
	Great-West Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.94%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.84%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.42%
Great-West Real Estate Index Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	39.80%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	5.03%
Great-West S&P 500® Index Fund Class L	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	64.27%
	Quality Forklift Sales and Service, Inc.	587 Citation Dr , Shakopee, MN 55379	17.58%
	Pacific Aero Tech LLC	23413 66th Avenue South , Kent, WA 98032	7.17%
	A.D. Electric, Inc.	6 Sabattus Road , Sabattus, ME 04280	5.06%
Great-West S&P 500® Index Fund Institutional Class	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.38%
	Great-West Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.65%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.52%
	Great-West SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.48%
	Great-West SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	6.51%
	Great-West Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.00%
Great-West S&P 500® Index Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	18.17%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	17.71%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	12.08%
Great-West S&P Mid Cap 400® Index Fund Class L	Maxell Corporation of America	3 Garret Mountain Plaza Ste 300 , Woodland Park, NJ 07424	55.19%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	17.43%
	Community Bank Of Elmhurst	330 West Butterfield Road, Elmhurst, IL 60126	9.60%
	Great-West Life & Annuity Insurance Company Staff and Agents Savings Plan	8525 E. Orchard Rd., Greenwood Village, CO 80111	7.68%
Great-West S&P Mid Cap 400® Index Fund Institutional Class	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.46%
	Great-West SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.86%
	Great-West SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	8.57%
	Great-West Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.71%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.57%
	Great-West Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.04%
Great-West S&P Mid Cap 400® Index Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	23.28%

Fund:	Record Owner:	Address:	Percentage:
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.56%
Great-West S&P Small Cap 600® Index Fund Class L	JGD & Associates LLP	9191 Towne Centre Drive Suite 340, San Diego, CA 92122	58.07%
	Radian Group, Inc.	4600 West 77th St. Suite 380, Minneapolis, MN 55345	16.26%
	Quality Forklift Sales and Service, Inc.	587 Citation Dr , Shakopee, MN 55379	7.95%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6.56%
	The Liles Firm, P.A.	301 West Bay Street Suite 1030, Jacksonville, FL 32202	5.15%
Great-West S&P Small Cap 600® Index Fund Institutional Class	Great-West SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10.53%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.54%
	Great-West SecureFoundation® Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	9.12%
	Great-West Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.20%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.79%
Great-West S&P Small Cap 600® Index Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	22.53%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	10.57%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7.26%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6.85%
Great-West SecureFoundation® Balanced Fund Class L	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	99.36%
Great-West SecureFoundation® Balanced Fund Institutional Class	GWLA Variable Annuity 8 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	34.53%
	GWLA Variable Annuity 9 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	9.19%
Great-West SecureFoundation® Balanced Fund Investor Class	GWLA Schwab OneSource Choice Variable Annuity	8515 E. Orchard Road, Greenwood Village, CO 80111	45.76%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	17.06%
Great-West SecureFoundation® Balanced Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	21.13%
	GWLA Variable Annuity 9 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	5.18%
Great-West SecureFoundation® Lifetime 2020 Fund Investor Class	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	61.22%
	Government of Guam Deferred Compensation Plan	424 Route 8, Maite, GU, 96927	12.04%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	7.55%
Great-West SecureFoundation® Lifetime 2020 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	34.03%
	Delaney Development, Inc.	PO Box 16126 , Mobile, AL 36616	12.53%
	Kleinfeld, Kaplan and Becker, LLP	1850 M Street, NW Suite 800, Washington, DC 20036-5803	12.06%
	National Account Service Company LLC	1200 Abernathy Road Suite 1000, Atlanta, GA 30328	8.90%

Fund:	Record Owner:	Address:	Percentage:
	Moulton, Bellingham, Longo	P.O. Box 2559 , Billings, MT 59103	7.82%
Great-West SecureFoundation® Lifetime 2025 Fund Investor Class	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	29.06%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	14.62%
	Pacific Northern Environmental Corp.	1081 Columbia Blvd, Longview WA 98632	9.51%
	Government of Guam Deferred Compensation Plan	424 Route 8, Maite, GU, 96927	8.23%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8.00%
Great-West SecureFoundation® Lifetime 2025 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	38.57%
	Marlow, Adler, Abrams, Newman & Lewis 401(k) Plan	4000 Ponce de Leon Blvd, Suite 570, Coral Gables, FL 33146	7.47%
Great-West SecureFoundation® Lifetime 2030 Fund Investor Class	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	70.15%
	Government of Guam Deferred Compensation Plan	424 Route 8, Maite, GU, 96927	12.57%
Great-West SecureFoundation® Lifetime 2030 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	51.46%
	TSAY Construction Services, LLC	1424 Deborah Rd SE Suite 106, Rio Rancho, NM 87124	12.84%
	Three Shores Bancorporation, Inc.	201 S Orange Ave 1350 , Orlando, FL 32801	10.11%
Great-West SecureFoundation® Lifetime 2035 Fund Investor Class	The Everglades Club, Inc.	356 Worth Avenue , Palm Beach, FL 33480	19.37%
	State of Alabama DCP 457 Plan	201 S. Union Street, Montgomery, AL 36104	14.94%
	Mattcon General Contractors, Inc.	5460 W 84TH STREET , Indianapolis, IN 46268	14.13%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	10.48%
	AJA Video Systems, Inc.	180 Litton Drive , Grass Valley, CA 95945	10.10%
	GWLA Variable Annuity 9 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7.38%
	Metric Engineering, Inc.	13940 SW 136th Street Suite 200, Miami, FL 33186	7.08%
Great-West SecureFoundation® Lifetime 2035 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	48.00%
	Phillips & Cohen LLP	2000 Massachusetts Ave, Washington, DC 20036	6.01%
	SBS Cisco Inc.,DBA Custom Instrumentation Services Corporation (CiSCO)	7841 South Wheeling Court , Englewood, CO 80112	5.55%
Great-West SecureFoundation® Lifetime 2040 Fund Investor Class	State of Alabama DCP 457 Plan	201 S. Union Street, Montgomery, AL 36104	15.19%
	Town of Stoughton DCP 457 Plan	10 Pearl Street, Stoughton, MA 02072	12.55%
	Miami Lighthouse for the Blind and Visually Impaired, Inc.	601 Southwest 8th Avenue , Miami, FL 33130	12.38%
	Yanmar America Corporation	101 International Pkwy , Adairsville, GA 30103	11.49%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.11%
	The Everglades Club, Inc.	356 Worth Avenue , Palm Beach, FL 33480	10.50%

Fund:	Record Owner:	Address:	Percentage:
	Vector Laboratories, Inc.	30 Ingold Road , Burlingame, CA 94010	7.69%
Great-West SecureFoundation® Lifetime 2040 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	33.83%
	Delaney Development, Inc.	PO Box 16126 , Mobile, AL 36616	12.67%
	Arango Insulation, Inc.	145 North 85 Parkway Suite B , Fayetteville, GA 30214	11.05%
	ClaiborneFoxBradleyGoldman, LLC	60 Lenox Pointe NE , Atlanta, GA 30324-3170	6.82%
	TSAY Construction Services, LLC	1424 Deborah Rd SE Suite 106, Rio Rancho, NM 87124	6.32%
Great-West SecureFoundation® Lifetime 2045 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	16.56%
	State of Alabama DCP 457 Plan	201 S. Union Street, Montgomery, AL 36104	13.38%
	The Everglades Club, Inc.	356 Worth Avenue , Palm Beach, FL 33480	13.05%
	AJA Video Systems, Inc.	180 Litton Drive , Grass Valley, CA 95945	12.76%
	Mattcon General Contractors, Inc.	5460 W 84TH STREET , Indianapolis, IN 46268	11.25%
	Metric Engineering, Inc.	13940 SW 136th Street Suite 200, Miami, FL 33186	6.96%
Great-West SecureFoundation® Lifetime 2045 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	49.31%
	Delaney Development, Inc.	PO Box 16126 , Mobile, AL 36616	9.74%
Great-West SecureFoundation® Lifetime 2050 Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	13.84%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	13.26%
	The Everglades Club, Inc.	356 Worth Avenue , Palm Beach, FL 33480	12.76%
	Vector Laboratories, Inc.	30 Ingold Road , Burlingame, CA 94010	12.34%
	Metric Engineering, Inc.	13940 SW 136th Street Suite 200, Miami, FL 33186	9.29%
	Mattcon General Contractors, Inc.	5460 W 84TH STREET , Indianapolis, IN 46268	8.81%
	GWLA Variable Annuity 9 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	8.15%
	Miami Lighthouse for the Blind and Visually Impaired, Inc.	601 Southwest 8th Avenue , Miami, FL 33130	7.12%
	State of Alabama DCP 457 Plan	201 S. Union Street, Montgomery, AL 36104	5.33%
Great-West SecureFoundation® Lifetime 2050 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	36.55%
	Philip J. Fulton dba Philip J. Fulton Law Office	89 E. Nationwide Blvd. Suite 300, Columbus, OH 43215-2554	8.87%
Great-West SecureFoundation® Lifetime 2055 Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	19.67%
	The Everglades Club, Inc.	356 Worth Avenue , Palm Beach, FL 33480	16.31%
	Metric Engineering, Inc.	13940 SW 136th Street Suite 200, Miami, FL 33186	9.11%

Fund:	Record Owner:	Address:	Percentage:
	The Wawanesa Mutual Insurance Company	7650 Mission Valley Road , San Diego, CA 92108-5865	7.81%
	State of Alabama DCP 457 Plan	201 S. Union Street, Montgomery, AL 36104	6.69%
	Miami Lighthouse for the Blind and Visually Impaired, Inc.	601 Southwest 8th Avenue , Miami, FL 33130	5.97%
	Johnson Brass and Machine Foundry, Inc.	270 N Mill Street , Saukville, WI 53080	5.75%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	5.55%
Great-West SecureFoundation® Lifetime 2055 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	31.73%
	TSAY Construction Services, LLC	1424 Deborah Rd SE Suite 106, Rio Rancho, NM 87124	8.22%
Great-West SecureFoundation® Lifetime 2060 Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	94.72%
Great-West SecureFoundation® Lifetime 2060 Fund Service Class	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	100.00%
Great-West Short Duration Bond Fund Institutional Class	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	27.91%
	Great-West Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.21%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.19%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.35%
	Great-West Lifetime 2015 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.42%
	Great-West Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.59%
	Great-West Lifetime 2015 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.39%
Great-West Short Duration Bond Fund Investor Class	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	19.01%
	GWLA COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	14.56%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.74%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	6.35%
Great-West Small Cap Growth Fund Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	24.39%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17.14%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	14.83%
	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7.26%
	Great-West Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.79%
Great-West Small Cap Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	63.65%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	28.64%
Great-West Small Cap Value Fund Institutional Class	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	19.56%
	Great-West Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13.87%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.77%

Fund:	Record Owner:	Address:	Percentage:
	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.70%
	Great-West Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.42%
	Great-West Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5.12%
Great-West Small Cap Value Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	35.00%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	19.18%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	17.89%
Great-West T. Rowe Price Mid Cap Growth Fund Class L	Idaho Freez-Pak Corp.	1 Ethel Blvd , Woodridge, NJ 07075	37.24%
	The Galloway Schools, Inc.	215 W Wieuca Rd NW , Atlanta, GA 30342	22.39%
	Central Coating Technologies, Inc.	165 Shrewsbury St. , West Boylston, MA 01583	11.22%
	Allegheny Petroleum Products Co.	999 Airbrake Avenue , Wilmerding, PA 15148	6.69%
Great-West T. Rowe Price Mid Cap Growth Fund Institutional Class	The Fifth Third Bancorp 401K Savings Plan	38 Fountain Square Plaza Cincinnati, OH 45263	9.46%
Great-West T. Rowe Price Mid Cap Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	19.00%
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	8.17%
	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	6.07%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	5.70%
Great-West U.S. Government Securities Fund Institutional Class	Great-West Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	24.02%
	Great-West Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	21.23%
	Great-West Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11.14%
	Great-West Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6.95%
	EnerSys	2366 Bernville Road , Reading, PA 19612-4145	6.17%
Great-West U.S. Government Securities Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	30.27%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	15.68%
DIVIDENDS AND TAXES
The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of Great-West Funds or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.
Qualification as a Regulated Investment Company
The Internal Revenue Code of 1986, as amended (the “Code”), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Fund will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund will not be subject to federal income tax on its income and gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. A Fund will be subject to federal income tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.
In addition to satisfying the Distribution Requirement, a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the “Income Requirement”). A Fund is also subject to certain investment diversification requirements under Subchapter M of the Code in order to be taxed as a RIC. Each Fund also intends to comply with the investment diversification requirements of Code Section 817(h) so that variable contract holders that have chosen a Fund as an investment option under their contracts will continue to qualify for tax deferral. If a Fund fails to comply with the diversification and other requirements of Code Section 817(h) and the regulations thereunder, owners of variable contracts who have indirectly invested in the Fund might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For a discussion of the tax treatment of the variable contracts and holders thereof, see the discussion of federal income tax consideration included in the prospectus for the contracts.
Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the Distribution Requirement. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.
In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. For a debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Fund makes the election to include market discount in income currently).
A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
A Fund’s transactions, if any, in forward contracts, swap agreements, options, futures contracts, short sales and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund or defer the Fund’s losses. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement.
A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.
As a result of entering into swap agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments received by a Fund will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).
The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (“IRS”) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification for treatment as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Under a notice issued by the IRS, a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Income Requirement. However, under the diversification requirements under Subchapter M of the Code, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the excise tax discussed below. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.
To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax without any deduction for distributions to shareholders. In addition, if for any taxable year a Fund fails to qualify as a RIC, owners of variable contracts who have indirectly invested in the Fund might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must be derived from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.
If a Fund were to fail to qualify as a RIC for one or more taxable years and it did not cure the failure, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Fund might also be required to pay to the IRS interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and Treasury regulations, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to federal income tax on the excess (if any) of the fair market value of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.
If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.
Excise Tax on RICs
In order to avoid liability for the 4% federal excise tax on undistributed income, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Funds intend to qualify for an exception or make sufficient distributions or deemed distributions of their ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
OTHER INFORMATION
Description of Shares
Shares of beneficial interest of each Fund are redeemable at their net asset value at the option of the shareholder or at the option of the Fund in certain circumstances. Great-West Funds allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on Great-West Funds' books of account, and are charged with the expenses of such Fund and its respective classes. Great-West Funds allocates any general expenses of Great-West Funds not readily identifiable as belonging to a particular series of Great-West Funds by or under the direction of the Board, primarily on the basis of the Fund’s relative net assets, or other relevant factors.
The Great-West Ariel Mid Cap Value Fund; Great-West Core Bond Fund; Great-West Emerging Markets Equity Fund; Great-West Global Bond Fund; Great-West Government Money Market Fund; Great-West High Yield Bond Fund; Great-West Inflation-Protected Securities Fund; Great-West International Growth Fund; Great-West International Index Fund; Great-West Large Cap Growth Fund; Great-West Mid Cap Value Fund; Great-West Multi-Sector Bond Fund; Great-West Real Estate Index Fund; Great-West Short Duration Bond Fund; Great-West Small Cap Growth Fund; Great-West Small Cap Value Fund; and Great-West U.S. Government Securities Fund, offers only two classes of shares - Institutional Class and Investor Class.
Each Profile Fund; the Great-West Bond Index Fund; Great-West International Value Fund; Great-West S&P 500® Index Fund; Great-West S&P Mid Cap 400® Index Fund; Great-West S&P Small Cap 600® Index Fund; and Great-West T. Rowe Price Mid Cap Growth Fund, offer three classes of shares– Institutional Class, Investor Class and Class L.
The Great-West Large CapValue offers three classes of shares - Institutional Class, Investor Class and Investor II Class.
Each SecureFoundation® Lifetime Fund and the Great-West Lifetime 2060 Fund offers three classes of shares - Institutional Class, Investor Class and Service Class.
The Great-West Lifetime 2015; Great-West Lifetime 2020 Fund; Great-West Lifetime 2025 Fund; Great-West Lifetime 2030 Fund; Great-West Lifetime 2035 Fund; Great-West Lifetime 2040 Fund; Great-West Lifetime 2045 Fund; Great-West Lifetime 2050 Fund; Great-West Lifetime 2055 Fund; and the Great-West SecureFoundation® Balanced Fund offers four classes of shares - Institutional Class, Investor Class, Service Class and Class L.
Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Additional classes of shares may be authorized in the future.
Voting Rights
The shares of each Fund have no preemptive or conversion rights and are fully paid and nonassessable. A Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of Great-West Funds or the Fund. If not so terminated, Great-West Funds and each Fund will continue indefinitely.
Shareholders of each Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es).
Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus.

Forum Selection
Unless Great-West Funds consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Great-West Funds, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of Great-West Funds to Great-West Funds or Great-West Funds’ stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law or Great-West Funds’ Articles of Incorporation or By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of Great-West Funds’ Articles of Incorporation or By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of Great-West Funds shall be (a) deemed to have notice of and consented to the provisions of this Article, and (b) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described herein.
If any Covered Action is filed in a court other than the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado in connection with any action brought in any such courts to enforce the first paragraph hereof (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
If any provision or provisions in Article XVI of Great-West Funds’ By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article XVI of Great-West Funds’ By-Laws (including, without limitation, each portion of any sentence of Article XVI of Great-West Funds’ By-Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.
Custodian
The Bank of New York Mellon, One Wall Street, New York, New York 10286, is custodian of the assets for all Funds, other than the portion of the Global Bond Fund sub-advised by Mellon Investments Corporation, the Profile Funds, the Lifetime Funds, the Lifetime Conservative Funds, SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds, each of which are self-custodied. Fees paid for custodial services by the Funds for the past three fiscal years ended December 31, 2018, 2019 and 2020 are as follows:
Year	Bank of New York Mellon
2018	$ 2,398,623
2019	$ 1,097,889
2020	$ 1,491,864
The custodian is responsible for the safekeeping of a Fund’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
Transfer and Dividend Paying Agent
DST Asset Manager Solutions, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as Great-West Funds’ transfer agent and dividend paying agent.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as Great-West Funds’ independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for Great-West Funds and provides other audit and related services.
FINANCIAL STATEMENTS
Great-West Funds’ audited financial statements and financial highlights as of December 31, 2020, together with the notes thereto and the report of Deloitte & Touche LLP, an independent registered public accounting firm, are incorporated by reference to Great-West Funds’ Forms N-CSR filed via EDGAR on February 26, 2021 (File No. 811-03364). The hyperlinks to the Great-West Funds’ Annual Reports are below:
Great-West Funds’ Annual Reports
Great-West Ariel Mid Cap Value Fund	Great-West Multi-Sector Bond Fund

Great-West Bond Index Fund	Great-West Real Estate Index Fund
Great-West Core Bond Fund	Great-West S&P 500® Index Fund
Great-West Emerging Markets Equity Fund	Great-West S&P Mid Cap 400® Index Fund
Great-West Global Bond Fund	Great-West S&P Small Cap 600® Index Fund
Great-West Government Money Market Fund	Great-West Short Duration Bond Fund
Great-West High Yield Bond Fund	Great-West Small Cap Growth Fund
Great-West Inflation-Protected Securities Fund	Great-West Small Cap Value Fund
Great-West International Growth Fund	Great-West T. Rowe Price Mid Cap Growth Fund
Great-West International Index Fund	Great-West U.S. Government Securities Fund
Great-West International Value Fund	Great-West Profile Funds
Great-West Large Cap Growth Fund	Great-West Lifetime Funds
Great-West Large Cap Value Fund	Great-West SecureFoundation® Lifetime Funds
Great-West Mid Cap Value Fund	Great-West SecureFoundation® Balanced Fund

APPENDIX A
Long Term Obligation Ratings by Moody’s Investors Service, Inc. (“Moody’s”)
Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Long Term Obligation Ratings by Standard & Poor’s Corporation (“S&P”)
AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
A-1

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D. An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Short Term Obligation Ratings by Moody’s
P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short Term Obligation Ratings by S&P
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Short Term Obligation Ratings by Fitch
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
A-2

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C. High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A-3

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
A copy of Great-West Funds’ proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling (866) 831-7129, or writing to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.

Great-West Funds, Inc.
Investment Company Compliance Policies and Procedures

Proxy Voting Procedures
Policy
It is the policy of Great-West Funds, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, Great-West Capital Management, LLC (“GWCM”) as part of GWCM's general management of the Fund. In certain circumstances the Fund and GWCM may employ a sub-adviser to act with GWCM as designated in the applicable sub-advisory agreement and GWCM normally assigns proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.
Procedures
The following are the procedures adopted by the Fund for the administration of this policy:
1.
On an annual basis the Fund will review the policies and procedures and voting guidelines for GWCM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares.
2.
The Fund at any time reserves the right to revoke in whole or in part the delegation to GWCM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.
3.
The sub-adviser will provide to the Fund a report of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year. The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX for the 12-month period from July 1 to June 30 not later than August 31 of each year. The Form N-PX must contain information to comply with section 30 of the Investment Company Act of 1940 (the “1940 Act”) and Rule 30b1-4 thereunder (17 CFR 270.30b1-4).
4.
The Fund shall include in all future registration statements. a) A description of the Fund’s proxy voting policy and procedures, including voting guidelines; and b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
5.
The Fund shall include in its Annual and Semi-Annual Reports to shareholders: a) A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website. b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
6.
The Fund shall review the proxy voting policies and procedures of GWCM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 of the Investment Advisers Act of 1940, as amended..
Responsibility
Under the supervision of the CCO, the Compliance Department, together with the Investment Operations Department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of forms required under the 1940 Act. Compliance is responsible for maintaining the Fund’s policy.
Related Information: See Great-West Capital Management’s Policy Voting Policy and related Proxy Voting Guidelines

Great-West Capital Management, LLC
Investment Adviser Compliance Policies and Procedures

Proxy Voting
Background
GWCM’s clients include registered investment companies, collective investment funds, or accounts that serve as investment options for insurance company separate accounts. Included among GWCM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying series of managed portfolios of GWCM’s clients or other registered investment companies unaffiliated with GWCM’s clients, i.e., a “Fund of Funds”.
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
GWCM does not normally receive proxies to vote since it invests only in fixed income securities, such as bonds, treasury notes etc.
Policy
GWCM as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients; however, GWCM delegates this responsibility to the subadvisers as memorialized in the subadvisory agreements. GWCM must confirm that each subadviser maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. Each subadviser’s policy and practice must include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Voting Proxies of Underlying Funds of a Fund of Funds
GWCM’s Client Fund of Funds is not the Sole Shareholder of an Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a client of GWCM operating as a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act and the Underlying Fund has unaffiliated shareholders other than the Fund of Funds, GWCM will– to the extent that it is practically able to do so– vote proxies of the Underlying Fund held by the Fund of Funds in the same proportion as the vote of all other shareholders of such Underlying Fund shares.
GWCM’s Client Fund of Funds Affiliated with an Underlying Fund
To avoid any potential conflict of interest that may arise when a client of GWCM owns the shares of another GWCM client, i.e., as may be the case when GWCM manages a portfolio of assets which holds shares of other GWCM managed asset portfolios, GWCM will generally “echo vote” such shares where possible. Echo voting is a process where GWCM– to the extent that it is practicably possible– votes a client’s shares in the same proportion as the vote of all of the other shareholders of that client’s shares.
GWCM may, in certain circumstances, vote in accordance with the recommendation of the underlying fund’s board. This may be deemed appropriate in circumstances where the underlying fund’s board also oversees the fund of funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the fund of funds and the underlying fund, in order to align the interests of all shareholders.
Voting Proxies With Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and GWCM

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and GWCM relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
Special Considerations With Respect to Voting Proxies of Underlying Unaffiliated Investment Companies Held by a Fund of Funds
Neither GWCM nor a sub-adviser to a Fund of Funds may hold (either individually or in the aggregate) voting shares of an investment company equal to or in excess of 25% of that investment company’s total outstanding voting shares. For purposes of this policy, voting shares held in the aggregate include those voting shares owned or controlled by members of an Advisory Group[1] or a Sub-Advisory Group[2]. Should a Fund of Funds become a 25% or more holder in the aggregate of voting shares of an investment company due to that investment company’s reduction in voting shares GWCM or the sub-adviser must vote in proportion to the remaining shareholder votes for any investment company as set forth herein for GWCM or the sub-advisor, as applicable.
Responsibility
The Legal department receives and compiles information from the subadvisers regarding voting information annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.

AMUNDI US PROXY VOTING
POLICY
Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’ policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.
Amundi US’ sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.
Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.
It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.
Amundi US’ clients may request copies of their proxy voting records and of Amundi US’ proxy voting policies and procedures by either sending a written request to Amundi US’ Proxy Coordinator, or clients may review Amundi US’ proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’ Form ADV (Part II), by separate notice to the client or by other means.
APPLICABILITY
This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’ investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’ position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.
PURPOSE
The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’ Chief of Staff US Investment Management (the “Proxy Coordinator”).
PROCEDURES
Proxy Voting Service
Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.
Proxy Coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’ clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’ voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral Items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’ proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’ guidelines or where Amundi US’ guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities Lending
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’ lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’ instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
Share-Blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).
Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group include Amundi US’ Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’ proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.
Form NP-X
The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.
PROXY VOTING GUIDELINES
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:
•Corporate name change.
•A change of corporate headquarters.
•Stock exchange listing.
•Establishment of time and place of annual meeting.
•Adjournment or postponement of annual meeting.
•Acceptance/approval of financial statements.
•Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
•Approval of minutes and other formalities.
•Authorization of the transferring of reserves and allocation of income.
•Amendments to authorized signatories.
•Approval of accounting method changes or change in fiscal year-end.
•Acceptance of labor agreements.
•Appointment of internal auditors.
Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’ goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.
Auditors
We normally vote for proposals to:
•• Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.
•Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
•Seek bids from other auditors.
•Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
•Indemnify auditors.
•Prohibit auditors from engaging in non-audit services for the company.
Board of Directors
On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.
General Board Issues
Amundi US will vote for:
•Audit, compensation and nominating committees composed of independent directors exclusively.
•Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
•Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
•Election of an honorary director.
We will vote against:
•Minimum stock ownership by directors.
•Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
•Requirements for union or special interest representation on the board.
•Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:
•Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of Directors
In uncontested elections of directors we will vote against:
•Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
•Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.
We will also vote against:
•Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
•Directors who appear to lack independence or are associated with poor corporate or governance performance.
We will vote on a case-by case basis on these issues:
•Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).
•Contested election of directors.
•Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
•Mandatory retirement policies.

•Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
•We will vote for:
•Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.
Takeover-Related Measures
Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Amundi US will vote for:
•Cumulative voting.
•Increasing the ability for shareholders to call special meetings.
•Increasing the ability for shareholders to act by written consent.
•Restrictions on the ability to make greenmail payments.
•Submitting rights plans to shareholder vote.
•Rescinding shareholder rights plans (“poison pills”).
•Opting out of the following state takeover statutes:
•Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
•Control share cash-out provisions, which require large holders to acquire shares from other holders.
•Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
•Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
•Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
•Fair price provisions.
•Authorization of shareholder rights plans.
•Labor protection provisions.
•Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:
•Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
•Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
•Proposals that allow shareholders to nominate directors.
We will vote against:
•Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
•Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
•Classes of shares with unequal voting rights.
•Supermajority vote requirements.

•Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
•Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
•Extension of advance notice requirements for shareholder proposals.
•Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.
•Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital Structure
Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Amundi US will vote for:
•Changes in par value.
•Reverse splits, if accompanied by a reduction in number of shares.
•Shares repurchase programs, if all shareholders may participate on equal terms.
•Bond issuance.
•Increases in “ordinary” preferred stock.
•Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
•Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
•Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
•Increase in authorized common stock. We will make a determination considering, among other factors:
•Number of shares currently available for issuance;
•Size of requested increase (we would normally approve increases of up to 100% of current authorization);
•Proposed use of the proceeds from the issuance of additional shares; and
•Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
•Proposals to submit private placements to shareholder vote.
•Other financing plans.
We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.
Amundi US will vote for:
•401(k) benefit plans.

•Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
•Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
•Amendments to performance plans to conform with OBRA;
•Caps on annual grants or amendments of administrative features;
•Adding performance goals; and
•Cash or cash-and-stock bonus plans.
•Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•Require that option repricing be submitted to shareholders.
•Require the expensing of stock-option awards.
•Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
•Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.
We will vote on a case-by-case basis on the following issues:
•Shareholder proposals seeking additional disclosure of executive and director pay information.
•Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
•The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
Dilution = (A + B + C) / (A + B + C + D), where
A = Shares reserved for plan/amendment,
B = Shares available under continuing plans,
C = Shares granted but unexercised and
D = Shares outstanding.
•The plan must not:
- Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.
-Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.
•We are generally in favor of proposals that increase participation beyond executives.
•We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
•We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
•We generally support proposals asking companies to adopt stock holding periods for their executives.
•All other employee stock purchase plans.
•All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
•All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.
We will vote against:
•Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
•Elimination of stock option plans.
We will vote on a case-by case basis on these issues:
•Limits on executive and director pay.
•Stock in lieu of cash compensation for directors.
Corporate Governance
Amundi US will vote for:
•Confidential voting .
•Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
•Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
•Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
•Bundled proposals. We will evaluate the overall impact of the proposal.
•Adopting or amending the charter, bylaws or articles of association.
•Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
•Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
•Limitations on stock ownership or voting rights.
•Reduction in share ownership disclosure guidelines.
Mergers and Restructurings
Amundi US will vote on the following and similar issues on a case-by-case basis:
•Mergers and acquisitions.
•Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
•Debt restructurings.
•Conversion of securities.
• Issuance of shares to facilitate a merger.
•Private placements, warrants, convertible debentures.
•Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies
Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.
Amundi US will vote for:
•Establishment of new classes or series of shares.
•Establishment of a master-feeder structure.
Amundi US will vote on a case-by-case basis on:
•Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
•Approval of new or amended advisory contracts.
•Changes from closed-end to open-end format.
•Election of a greater number of independent directors.
•Authorization for, or increase in, preferred shares.
•Disposition of assets, termination, liquidation, or mergers.
•Classified boards of closed-end funds, but will typically support such proposals.
In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.
Environmental and Social Issues
Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.
When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.
For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:
•Conduct studies regarding certain environmental or social issues;
•Study the feasibility of the company taking certain actions with regard to such issues; or
•Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.
In general, Amundi US believes these issues are important and should receive management attention.
Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.
When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:
•approval of the proposal helps improve the company’s practices;
•approval of the proposal can improve shareholder value;

•the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;
•the company has already put appropriate action in place to respond to the issue contained in the proposal;
•the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;
•the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.
In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.
Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.
CONFLICTS OF INTEREST
Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.
A conflict of interest occurs when Amundi US’ interests interfere, or appear to interfere, with the interests of Amundi US’ clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:
•An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);
•An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);
•An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.
Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
•Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated; or
•Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.
Decisions Not to Vote Proxies
Although it is Amundi US’ general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.
SUPERVISION
ESCALATION
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
TRAINING
Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
RELATED POLICIES AND PROCEDURES
Amundi US’ Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
RECORD KEEPING
The Proxy Coordinator shall ensure that Amundi US’ proxy voting service:
•Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•Retains a record of the vote cast;
•Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•Is able to promptly provide Amundi US with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•A record memorializing the basis for each referral vote cast;
•A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;
• A copy of any recommendation or analysis furnished by the proxy voting service; and
•A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.
Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.
RELATED REGULATIONS
Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4)-6, Rule 204-2

ADOPTED BY THE PIONEER FUNDS’ BOARDS OF TRUSTEES
October 5, 2004
EFFECTIVE DATE:
October 5, 2004
REVISION DATE:September 2009, December 2015, August 2017, February 2019 and January 2021

ARIEL INVESTMENTS, LLC
Summary of Proxy Policies and Procedures
December 2020
In accordance with applicable regulations and law, Ariel Investments, LLC (“Ariel”), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel on behalf of each client who delegates proxy voting authority to Ariel and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third -party fiduciary vote proxies. Some clients who delegate proxy voting authority to Ariel may give Ariel specific proxy voting instructions that could be contrary to Ariel’s Guidelines and thus, Ariel could vote differently for those clients than it votes for other clients in the same strategy.
Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.
Ariel’s Domestic Strategies
As part of our domestic strategies’ investment process, Ariel places extraordinary emphasis on a company’s management, its Board and its activities. Ariel looks for companies with high quality management, as represented by their industry experience, and their management of material environmental, social and governance (“ESG”) issues. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. Accordingly, Ariel believes that the recommendation of a company’s management on any issue should be given considerable weight in determining how a proxy voting resolution is resolved. As a result, it is generally Ariel’s policy to vote in accordance with management.
Ariel has established general guidelines for voting clients’ proxies. While these generally guide Ariel’s decision-making, all issues are analyzed by the Ariel analyst who follows the company, the head of ESG, as well as Ariel’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within Ariel’s general proxy voting guidelines. In such cases, Ariel will document its reasoning.
If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is Ariel’s policy to generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”). If, in a conflict situation, Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and is not the product of a conflict.
Ariel’s International and Global Strategies
With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations. The international and global strategies team periodically samples the ISS recommendations and research for specific proxies vis-à-vis information for the same proxies obtained separate from ISS to ascertain whether to continue to generally vote in accordance with ISS’s recommendations. If Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and not the result of a conflict in those instances where a conflict has been identified.
Voting Limitations
Ariel generally will not vote its clients’ proxies in the following circumstances:
•For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process, or if an Ariel client chooses to invest its cash in a money market fund).
•In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.
•For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting shares.
For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to

Ariel Investments, LLC at 200 East Randolph Street, Suite 2900, Chicago, IL 60601.

FRANKLIN TEMPLETON INSTITUTIONAL, LLC
RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES
Franklin Templeton Institutional, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).
HOW THE INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.
For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1.
The issuer is a client1 of the Investment Manager or its affiliates;
2.
The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;2
3.
The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);3
4.
The issuer is a significant executing broker dealer;4
5.
An Access Person5 of the Investment Manager or its affiliates also serves as a director or officer of the issuer;
6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or
7.
The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.
Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

1.
 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”
2.
 The top 50 vendors will be considered to present a potential conflict of interest.
3.
 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
4.
 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5.
 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6.
 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à Capital Variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations.
Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.
THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.
The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.
The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.
Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where:
(i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some non U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:
1.
The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2.
All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.
3.
The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.
4.
In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5.
The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7.
The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8.
With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
9.
The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10.
If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11.
The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with Legal Staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.
13.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.
14.
The Proxy Group is subject to periodic review by Internal Audit and compliance groups.
15.
The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16.
The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17.
The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18.
The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19.
At least annually, the Proxy Group will verify that:

a.
A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.
A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.
Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.
Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

GSAM Global Proxy Voting Policy, Procedures and Guidelines
2019 Edition
March 2019
Table of Contents
Part I: Policy and Procedures
A.
Guiding Principles
B.
The Proxy Voting Process
C.
Implementation
D.
Conflicts of Interest
Part II: GSAM Proxy Voting Guidelines
Summary
A.
U.S. Proxy Items
Guidelines
B.
Non-U.S. Proxy Items
Guidelines
Goldman Sachs Asset Management
(“GSAM”*)
POLICY AND PROCEDURES ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
A.
Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
B.
The Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams
The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
Alternative Investment and Manager Selection (“AIMS”) and
Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
C.
Implementation
GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.
GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.
D.
Conflicts of Interest
GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc., GSAM will instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal.

Part II
GSAM Proxy Voting Guidelines Summary
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
A.
US proxy items:
1.
Operational Items page 5
2.
Board of Directors page 5
3.
Executive Compensation page 7
4.
Director Nominees and Proxy Access page 9
5.
Shareholder Rights and Defenses page 10
6.
Mergers and Corporate Restructurings page 11
7.
State of Incorporation page 11
8.
Capital Structure page 11
9.
Environmental, Social, Governance (ESG) Issues page 11
B.
Non-U.S. proxy items:
1.
Operational Items page 14
2.
Board of Directors page 15
3.
Compensation page 17
4.
Board Structure page 17
5.
Capital Structure page 17
6.
Mergers and Corporate Restructurings & Other page 19
7.
Environmental, Social, Governance (ESG) Issues page 19
A. U.S. Proxy Items
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1.
Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•An auditor has a financial interest in or association with the company, and is therefore not independent;
•There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
•Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.
When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors:
Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•Attend less than 75% of the board and committee meetings without a disclosed valid excuse;
•Sit on more than five public operating and/or holding company boards;
•Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST or WITHHOLD from the Chair of the Nominating Committee if:
•The board does not have at least one woman director; and
•The board has not had a female director in the last three years.
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:
•The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board ) for the below reasons. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).
•The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
•The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Two-thirds independent board;
•All independent “key” committees (audit, compensation and nominating committees); or
•Established, disclosed governance guidelines.
Shareholder proposal regarding board declassification
GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals
GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.
GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:
•The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3.
Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•Pay-for-Performance Disconnect;
•GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Excessive pledging or hedging of stock by executives;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•Broad-based participation;
•Limits on employee contributions;
•Company matching contributions; and
•Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•Rationale for the re-pricing;
•If it is a value-for-value exchange;
•If surrendered stock options are added back to the plan reserve;
•Option vesting;
•Term of the option--the term should remain the same as that of the replaced option;
•Exercise price--should be set at fair market or a premium to market;
•Participants--executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote FOR annual frequency.
Stock retention holding period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider:
•Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
4.
Director Nominees and Proxy Access
Voting for Director Nominees (Management or Shareholder)
Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:
•Long-term financial performance of the target company relative to its industry;
•Management’s track record;
•Background of the nomination, in cases where there is a shareholder nomination;
•Qualifications of director nominee(s);
•Strategic plan related to the nomination and quality of critique against management;
•Number of boards on which the director nominee already serves; and
•Likelihood that the board will be productive as a result.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
•The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and
•Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
5.
Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings
In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has:
•A shareholder-approved poison pill in place; or
•adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
6.
Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
7.
State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•Whether the company has the following good governance features:
•Majority independent board;

•Independent key committees;
•An annually elected board;
•A majority vote standard in uncontested director elections;
•The absence of a poison pill, unless the pill was approved by shareholders; and/or
•Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
8.
Capital Structure
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
9.
Environmental, Social, Governance (ESG) Issues
Overall Approach
GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.
Shareholder proposals considered under this category could include, among others, reports on:
1. employee labor and safety policies;
2. impact on the environment of the company’s production or manufacturing operations;
3. societal impact of products manufactured;
4. risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5. overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly-available disclosure, including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
•The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (“GHG”) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•• There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•• The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
B. Non-U.S. Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.
Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are concerns about the accounts presented or audit procedures used; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion, that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or
•The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 % unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2.
Board of Directors
Director Elections
Vote FOR management nominees taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards. or
•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence

•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the board
•Overboarded directors
•Composition of committees
•Director independence
•Number of directors on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
•Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed;
•Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors
Executive Director
•Employee or executive of the company;
•Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•Any director who is attested by the board to be a non-independent NED;
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights

(this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•Government representative;
•Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;
•A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (5 year cooling off period);
•Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3.
Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.
Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.
5.
Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 % over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 % of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 % over the current authorization unless the increase would leave the company with less than 30 % of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 % of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6.
Mergers and Corporate Restructurings and Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and

•Governance profile of the combined company.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and
•The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
7.
Environmental, Social, Governance (ESG) Issues
Please refer to page 12 for our current approach to these important topics.
Hotchkis & Wiley Capital Management
Proxy Voting Policies and Procedures
PURPOSE
The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management (“H&W”) to enable the firm to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). It is H&W’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters).
POLICY
H&W acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, H&W will vote client proxies and act on all other corporate actions. A number of clients have notified H&W that they will vote the proxies for their accounts. H&W does not take any action with respect to proxy voting for these clients.
H&W’s Proxy Oversight Committee (“POC”) (consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director (“MD”) of Portfolio Services) oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws.
Under the proxy voting guidelines, H&W generally votes on routine business matters in favor of management’s positions. To assist with voting client proxies, H&W utilizes Institutional Shareholder Services, Inc. (“ISS”) for proxy research and proxy voting administration.

In certain situations as permitted under the investment management agreement, H&W may consider written direction from a client on how to vote on a specific proxy proposal that would be applicable only to shares specifically owned by the respective client. In this situation, the shares voted under client direction may not be consistent with proxies voted by H&W for other clients or with the established guidelines contained in these Proxy Voting Policies and Procedures.
When voting proxies for clients, H&W’s primary concern is that all decisions be made solely in the best interest of the shareholder (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). H&W will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account, including the consideration of environmental, social, and governance (“ESG”) items when economically material.
GUIDELINES
Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, H&W will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Management Proposals
H&W recognizes that a company’s management is charged with day-to-day operations and long-term direction of the company and, therefore, generally votes on routine business matters in favor of management’s positions. Generally, in the absence of any unusual or non-routine information, the following items if recommended by management are likely to be supported:
•Ratification of appointment of independent auditors
•General updating/corrective amendments to charter
•Increase in common share authorization for a stock split or share dividend
•Stock option plans that are incentive based and not excessive
•Election of directors
The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:
•Directors' liability and indemnity proposals
•Executive compensation plans
•Mergers, acquisitions, and other restructurings submitted to a shareholder vote
•Anti-takeover and related provisions
Shareholder Proposals
Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Certain ESG proposals, however, could be economically meaningful to shareholders and we will vote in their best interest accordingly. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, H&W will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, H&W will support shareholder proposals that are consistent with H&W’s proxy voting guidelines for board-approved proposals. For example, H&W will generally support a proposal requiring a majority vote for the election of directors.
Generally, shareholder proposals related to the following items are not supported:
•Declassification of the board
•Cumulative voting
•Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.
•Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest
Conflicts between H&W’s interests and its client’s interests may arise in the proxy decision process due to significant business or personal relationships between H&W or its portfolio managers, officers, employees or affiliates and the company or its management. H&W may also encounter potential conflicts when voting proxies on behalf of advisory clients invested in different parts of a company’s capital structure. If a potential conflict of interest arises, it will typically involve a proxy for a company that is also H&W’s client, or a company where advisory clients are invested in common shares and certain other clients are invested in the same company’s debt. In the event that any proxy raises a conflict of interest, a member of the POC will review H&W’s proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.
H&W employees may own the same securities held by client accounts. The employees vote their securities independently from H&W’s proxy voting policy.
PROCEDURES
H&W’s Portfolio Services Department monitors ISS to review upcoming shareholder meetings and other corporate actions. H&W’s Portfolio Services Department is responsible for ensuring that proxies and corporate actions received by H&W are voted in a timely manner, voted in a manner consistent with the proxy voting policies and voted consistently across all portfolios. As a general matter, the Portfolio Services Department will vote client shares based on the guidelines set forth above, unless directed otherwise by the analyst.
The proxy will be routed to the analyst responsible for that holding. The analyst will review the proxy statement and, as deemed necessary, any reports from ISS or such other third-party proxy research firm engaged by H&W with respect to the company. An H&W analyst may vote against management if he/she determines that it is for the best interest of our clients, and will document reasons for such “against management votes”. In the event an analyst is proposing to vote against management’s recommendations or against its established guidelines, the proposed vote will be reviewed by a member of POC to determine that H&W’s vote is not prompted by any conflict of interests. All determinations by POC will be documented.
LIMITATIONS
If H&W is authorized to exercise proxy voting rights for a client account, H&W will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending (see additional information below)) will not be voted by H&W. In addition, H&W will not vote proxies if it does not receive adequate information from a client’s custodian in sufficient time to cast the vote.
H&W may determine not to vote proxies in respect of securities of any company (i) if H&W determines that it would be in the client’s overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client’s proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client’s economic interests, or (ii) if the security is no longer held in the clients’ portfolios by the proxy meeting date. For example, to the extent that H&W receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner (“legacy securities”), H&W will generally refrain from voting such proxies. In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client’s interest in maximizing the value of its investments. H&W may consider an institutional client’s special request to vote a legacy security proxy and, if agreed, would vote such proxy in accordance with H&W’s guidelines.
Proxies received after the termination date of a client account generally will not be voted. An exception will be made if the record date is for a period in which an account was under management or if a separately managed account custodian failed to remove the account’s holdings from its aggregated voting list.
Corporate governance standards, disclosure requirements and the mechanics of voting proxies in foreign markets can vary greatly from U.S. markets. Certain foreign markets impose burdensome or expensive proxy voting requirements on equity holders, which in some instances may outweigh the benefits of voting the relevant proxy. H&W may abstain or take no action with respect to a foreign proxy if it determines, in its reasonable discretion, that the burdens and costs associated with voting the proxy outweigh the potential benefits to clients.
Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent H&W’s ability to vote. As a result, a client account’s non-U.S. proxies will be voted on a best efforts basis only.
Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.

Certain clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios and receive their proxies or other solicitations directly from their custodian. H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients’ voting of proxies.
Securities Lending
In order to generate incremental revenue, some clients may participate in a securities lending program. As noted above, if a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager (PM), may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.
PM and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the PM(s) will request the client to contact the securities lending agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.
OVERSIGHT OF PROXY SERVICES FIRM
In selecting a proxy services firm and as a condition for retention of such firm, H&W will seek to ensure (or reconfirm) that the firm has the capacity, ability and independence necessary to provide recommendations in the best interests of H&W’s clients. Factors that H&W considers critical to the employment or retention of a proxy services firm include the capabilities of the proxy services firm’s personnel, its capacity and competency to adequately analyze proxy issues, its methodologies for assessing proxy voting matters, the manner in which it engages (or chooses not to engage) with issuers, its management, treatment and disclosure of actual and potential conflicts of interest and its propensity to commit (and correct) errors in its recommendations. The MD of Portfolio Services is responsible for overseeing the proxy services firm and maintains documentation evidencing the review detailed above.
RECORD KEEPING
H&W or ISS, on H&W’s behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by H&W that were material to making a voting decision. Such records are maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of H&W or ISS. In the event that ISS maintains such records, ISS will provide such records to H&W promptly upon H&W’s request.
H&W will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how H&W voted their securities. Clients may obtain information about how their securities were voted or a copy of H&W’s Proxy Voting Policies and Procedures free of charge by written request addressed to H&W. For its mutual fund clients, H&W will provide information about how H&W voted each mutual fund’s securities within the appropriate time frame for the public filing of Form N-PX within 60 days of June 30th. Form N-PX for each mutual fund will be available without charge, upon request, by calling toll-free (866) 493-8637 and on the SEC’s website at www.sec.gov.

IRISH LIFE INVESTMENT MANAGERS LIMITED (ILIM)
As a Responsible Investor, ILIM adopts an Active Ownership approach to promote better corporate behaviour in investee companies in terms of sustainability and management of Environmental, Social and Governance risks. ILIM exercises voting rights and constructively engages with investee companies, encouraging better standards and management processes covering material ESG risks.
Active Ownership
ILIM believes that investors, whether working individually or collectively, have the ability to influence the behaviour of investee companies, reducing portfolio risk and delivering more sustainable long-term outcomes for clients. ILIM recognises and adheres to the principles of active ownership, believing in constructive engagement and exercising voting rights to promote stronger corporate governance, in investee companies. ILIM’s active ownership programme focuses on core ESG themes, which can be categorised under two mega themes: decarbonisation and a trend to a more stakeholder centric business model.
ILIM Voting Policy
ILIM is an engaged asset manager voting the shares of companies for which it has proxy-voting authority with the exception of those countries where voting is logistically difficult or where the costs are disproportionate relative to the size of the holding (typically small-cap holdings.) Votes cast generally support shareholder proposals on social, environmental and labour/human rights issues. ILIM has appointed Institutional Shareholder Services (ISS) to provide advisory and proxy voting services. These services include voting recommendations, vote execution and reporting.
ILIM has adopted ISS’s International Socially Responsible Investment (SRI) Voting Guidelines and, in general, votes in line with ISS’s policy recommendations. This involves monitoring the performance of companies’ boards in relation to ESG issues and independence. ILIM reserves the right at all times to vote on any matter, even if this is contrary to the recommendations of ISS. This situation may arise, for example, where ILIM is actively engaging with a company and has an agreed course of action that would require a vote on a specific matter which may be contrary to the default recommendation of ISS.
Governance
Responsible Investment Team
ILIM’s Active Ownership program is led by ILIM’s Responsible Investment Team. The team oversees and monitors the voting activities which are implemented on its behalf by ISS. It reports on voting activity to the Responsible Investment Governance Committee which is chaired by ILIM’s Head of Responsible Investing.
Responsible Investment Governance Committee
ILIM’s Voting policy is owned, reviewed and approved, annually or more frequently if required, by the Responsible Investment Governance Committee (the Committee) in advance of approval by the ILIM Board of Directors. The Committee is responsible for reviewing and monitoring adherence to this policy including the consistency with this policy of votes cast by ISS on behalf of ILIM. The membership of the Committee and its terms of reference are available on request. A report on Responsible Investment activity is provided on a semi-annual basis to the ILIM Executive Management Team.
ILIM Board
The ILIM Board may also have involvement in the governance of the ILIM voting policy. The following are the circumstances in which reporting to the ILIM Board, is required:
•Amendments to the voting policy which require ILIM Board approval
Conflicts of Interest
As a MiFID authorised firm, ILIM is required to take all appropriate steps to identify, manage or prevent potential or actual conflicts of interest that arise when providing its services. In ILIM’s engagement with investee companies, any potential or actual conflicts that arise will be managed in accordance with the Conflicts of Interest policy.
ILIM will abide by the principles of treating its clients fairly and dealing honestly and professionally with all stakeholders.
ILIM’s policy of engaging an independent third party– ISS– to vote proxies on our behalf ensures that conflicts of interest should rarely arise.
In the rare event of ILIM exercising its right to vote rather than follow ISS’s recommendation, ILIM may be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. For example, if ILIM advises a pension plan of a company whose shares or bonds are held by ILIM clients, or an ILIM executive is on the board, or related to a board member or executive, of a company whose shares are held by ILIM clients.

Proxy Voting Process
Proxy ballots are sent directly to ISS from the custodian for those funds over which ILIM has proxy voting authority. For such funds, ILIM’s Operations Team arranges with the client’s custodian for proxies to be sent, and verifies that the proxies are being sent, to ISS. ISS in turn ensures that ballots for each account are received.
Proxy Voting Guidelines
ILIM’s proxy voting policy and guidelines recognize that socially responsible minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring that companies conduct their business in a socially and environmentally responsible manner.
On matters of ESG import, the Socially Responsible Investment Policy seeks to reflect a broad consensus of the socially responsible investing community. Generally, ISS’ Socially Responsible Investment Policy will take as its frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, ISS incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, and environmental and social European Union Directives.
On matters of corporate governance, executive compensation, and corporate structure, the Socially Responsible Investment Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.
These guidelines provide an overview of how ISS Social Advisory Services approaches proxy voting issues for subscribers of the Socially Responsible Investment Policy. ILIM notes that there may be cases in which the final vote recommendation from ISS at a particular company varies from the voting guidelines due to the fact that ISS closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at their decisions. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.
MANAGEMENT PROPOSALS
Board of Directors
ISS’ Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders. This includes involvement in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support the strategy. The Chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.
Social Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.
Social Advisory Services supports requests asking for the separation of the positions of Chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.
Board Responsiveness
Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors including the board’s failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors
While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit fees represent more than 25 percent of total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.
Takeover Defences / Shareholder Rights
Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.
Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Social Advisory Services generally opposes takeover defences, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.
Miscellaneous Governance Provisions
Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.
Capital Structures
Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.
Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.
Executive and Director Compensation
The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behaviour and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.
Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.
Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.
Mergers and Corporate Restructurings
Mergers, acquisitions, spinoffs, re-incorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.
Mutual Fund Proxies
There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.
SHAREHOLDER PROPOSALS
Shareholder Proposals on Corporate Governance and Executive Compensation
Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.
Shareholder Proposals on Social and Environmental Topics
Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labour standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.
Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:
•The number and variety of shareholder resolutions on social and environmental issues has increased;
•Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
•The proposals are more sophisticated– better written, more focused, and more sensitive to the feasibility of implementation; and
•Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.
Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honour the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

J.P. MORGAN ASSET MANAGEMENT

Global Proxy Voting
Procedures and Guidelines
For North America, Europe, Middle East, Africa, Central America, South America and
Asia
April 1, 2020
I.
JPMorgan Asset Management Global Proxy Voting Procedures
A.
Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.
These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.
Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
For certain commingled funds that are index replication portfolios, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. Additionally, where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s recommendation if JPMAM’s guidelines require case by case determination. For separate accounts utilizing the Global Bank Opportunities strategy, JPMAM will delegate its proxy voting to the Independent Voting Service.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.
Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.
A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines, provided, however, that JPMAM investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception

Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
•a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•a copy of each proxy statement received on behalf of JPMAM clients;
•a record of each vote cast on behalf of JPMAM client holdings;
•a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
JPMorgan Chase Bank, N.A.
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
J.P. Morgan Asset Management (Singapore) Limited
JF International Management Inc.
J.P. Morgan Private Investments, Inc.
Bear Stearns Asset Management
II.
Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
A. North America
1. Board of Directors
A. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.
4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.
7)
are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a– Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
14)
for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.
B. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
C. Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
A. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on  a case-by-case basis.
3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if  non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
Majority of board composed of independent directors,
Nominating committee composed solely of independent directors,
Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
Absence of superior voting rights for one or more classes of stock,
Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
B. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill  board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
C. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards  to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
Annually elected board,
Majority of board composed of independent directors,
Nominating committee composed solely of independent directors,
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
Absence of superior voting rights for one or more classes of stock,
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
D. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written  consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent.
F. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without  shareholder approval.
5. Tender Offer Defenses
A. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as  the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
C. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
D. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to  thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6. Miscellaneous Board Provisions
A. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;
•2/3 of independent board;
•All-independent key committees;
•Committee chairpersons nominated by the independent directors;
•CEO performance is reviewed annually by a committee of outside directors; and
•Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
B. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
C. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
D. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.
E. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and/or pledging of securities has occurred.
F. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
G. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and ethnic diversity. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
H. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
I. Board Size
Vote for proposals to limit the size of the board to 15 members.
J. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
7. Miscellaneous Governance Provisions
A. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
B. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
C. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
D. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
E. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
F. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
G. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.
H. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
I. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
J. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
K. Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes,if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
8. Capital Structure
A. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
C. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.
D. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
F. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company  becomes insolvent.
G. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
Change in Control—Will the transaction result in a change in control of the company?
Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
H. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Executive and Director Compensation
A. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.
B. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
C. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director  pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
D. Say on Pay– Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
E. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
F. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
G. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
H. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
I. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.
J. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option  exercise for a specific period of time.
K. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
L. Recoup Bonuses
1. Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2. Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
M. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
A. Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
B. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
C. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and  changes in corporate governance and their impact on shareholder rights.
B. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
C. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
D. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
E. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
F. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
G. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal  provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
H. Changing Corporate Name
Vote for changing the corporate name.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:
Issuer Considerations
•Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company

•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
A. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
B. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
C. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
D. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
E. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
F. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
G. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
H. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
I. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
J. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur  only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•a pending acquisition or sale of a substantial business;
•financial results that are better or worse than recent trends would lead one to expect;
•major management changes;
•an increase or decrease in dividends;
•calls or redemptions or other purchases of its securities by the company;
•a stock split, dividend or other recapitalization; or
•financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.
B.
Europe, Middle East, Africa, Central America and South America
I.
POLICY
Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.
We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.
Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.
For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.
In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.
Voting
JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.
It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.
Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.
Proxy Committee
Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. Each Committee is composed of senior analysts, portfolio managers, governance professionals, and can call upon members of legal and compliance, or other specialists, as appropriate. Committees meet at least quarterly, or more frequently as circumstances dictate. Each regional Committee reports, in turn, to a Global Proxy Committee, chaired by the Global Head of Equity, which has overall responsibility for our approach to governance issues worldwide, and for ensuring that regional policies comply with the firm’s global governance principles.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship and Engagement Policy are contained in Part III of this document.
JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.
Sustainability
JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.
Conflicts of Interest
Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.
In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.
A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.
Stocklending
Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.
Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

J.P. Morgan Asset Management
London Proxy Committee
January 2019
II.
VOTING GUIDELINES
1.
REPORTS & ACCOUNTS
Annual Report
Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects.
The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.
Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.
Remuneration Report
The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.
We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.
Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term. see Compensation
2.
DIVIDENDS
Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.
3.
BOARD OF DIRECTORS
Board Structure
Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the

UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.
Board Independence
JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.
We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman/CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice
In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.
Chairman
Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.
Board Size
Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.
Board Diversity
JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business.
Board Committees
Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce. See Remuneration Report.

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.
Director Independence
We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.
A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.
In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.
Director’s Liability
In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
Multiple Directorships
Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.
Investment Trust and Fund Directors
In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.
We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.
SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.
4.
COMPENSATION
Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.
Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end,

JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.
Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.
Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.
JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.
We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment.
Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.
For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.
All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.
Pensions
JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
5.
AUDITORS
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.
Auditor Remuneration
Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.
We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
Auditor Indemnification
JPMAM is opposed to the use of shareholders’ funds to indemnify auditors. see Audit Committee
6.
ISSUE OF CAPITAL
Issue of Equity
In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.
JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.
Issue of Debt
JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.
Share Repurchase Programmes
JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.
7.
MERGERS / ACQUISITIONS
Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.
As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.
8. RELATED-PARTY TRANSACTIONS
Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
9.
VOTING RIGHTS
JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.
While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.
10.
OTHERS
Poison Pills
Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.
JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.
JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.
Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.
AOB
We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.
Social / Environmental Issues
Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.
JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.
Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy. see Social and Environmental
Charitable Issues
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Issues
JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management
London Proxy Committee
January 2019
III.
STEWARDSHIP AND ENGAGEMENT
J.P. Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support the revised FRC Stewardship Code and the EFAMA Stewardship Code, which set out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses these Codes for its UK and European investments, and supports the Principles as best practice elsewhere. We believe that regular engagement with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles of the FRC Code and how we apply them are set out below:
Institutional investors should:
1.
Publicly disclose their policy on how they will discharge their stewardship responsibilities.
JPMAM’s primary activity in the investment chain is as an asset manager for both institutional and retail clients. Although we manage our equity portfolios using a number of different investment processes, we are predominantly a long-term active investor. Our aim is to produce the best risk-adjusted returns that align with our clients’ objectives.
We take a research-driven approach to sustainable investing. Although the precise methodology is tailored to each investment strategy, we believe Environmental, Social and Governance (‘ESG’) considerations, particularly those related to governance, can play a critical role in long-term investment strategy. As an active investment manager, engagement is an important and ongoing component of our investment process, and we view frequent and direct contact with company management as critically important. When considering investment options, we supplement our proprietary thinking with research from a variety of third-party specialist providers and engage directly with companies on a wide array of ESG issues. Our governance specialists regularly attend scheduled one-on-one company meetings alongside investment analysts to help identify and discuss relevant issues.
JPMAM’s investors and corporate governance specialists undertake four broad areas of activity, with the aim of identifying and mitigating ESG risk in our portfolios:
i) Analysis of the ESG profiles of the companies in which we invest, in order to identify outliers requiring further engagement;
ii) Engagement with investee companies, in order to understand issues and promote best practice;
iii) Informed, investor-led proxy voting;
iv) Reporting to clients
Engagement with companies takes place on a wide range of issues, including strategy, performance, risk, capital structure, and corporate governance issues including strategy, performance, risk, capital structure, and corporate governance issues including board and oversight structures, skills and diversity, culture and remuneration. JPMAM does not outsource any of its engagement activity. Proxy votes are assessed on a case-by-case basis by governance specialists in conjunction with the analyst or portfolio manager where appropriate.
Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.
Copies of our Corporate Governance Policy are available on request, or to download from our website:-
https://am.jpmorgan.com/uk/institutional/corporate-governance
Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.
2.
Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.
As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity. We have established physical and electronic information barriers which are designed to prevent the exchange or misuse of material, non-public information obtained by various “insider” businesses of JPMC Group. Employees within an “insider” business unit are prohibited from passing on sensitive information to those in an “outside” business unit who cannot access the information.  The overarching principle of JPMAM is that it is considered to be a “public area” that invests and trades in securities based upon publicly available market information and, therefore, if any member of JPMAM anywhere in the world is made an “insider”, this restricts the firm globally and may not be in the interests of its clients. Occasionally, inside information may be received, for instance, as part of a pre-sounding for a forthcoming issue of securities. In these instances, we will apply our wall-crossing procedures. However, the period for which JPMAM is an insider should be as short as possible.
Before the start of any meeting or conversation we well make clear to brokers and issuers that, if they inadvertently make JPMAM “insiders”, it will be detrimental to the ongoing relationship. It is therefore a condition that, where JPMAM is made an insider, the broker (or other person) providing the information should give JPMAM the opportunity to decline before being provided with any such information. Where JPMAM is made “inside”, the individual(s) in receipt of such information must contact Compliance immediately. Transactions in the securities of the issuer are prohibited with immediate effect, as well as recommendations of transactions for clients or own personal accounts, and impacted securities are placed on a “Banned List” where trading activity is systematically restricted globally across the JPMAM group. These restrictions are only lifted either once the transaction has been made public, or when confirmation has been received that the information is no longer relevant.
Typical conflicts include where a JPMorgan Affiliate, or another member of the JPMC Group may be involved in a transaction, or have a material interest or relationship with, an investee company, or where JPM personnel sit on portfolio company boards, or where we are casting proxy votes in respect of ‘own’ funds, or inhouse investment trusts. In these situations, we will seek guidance from our Compliance Department and/or call upon an independent third party to make the voting decision.
The full policy document relating to conflicts of interest is available to download from our website:-
https://am.jpmorgan.com/uk/institutional/frc-stewardship-code
3.
Monitor their investee companies.
JPMAM has over 1,200 investment professionals, including over 200 career analysts, tasked with monitoring and engaging with companies and constructing our clients’ portfolios. They are supported by teams of corporate governance specialists, located in the ‘front office’ in order to better interact with investors regarding governance and stewardship issues. Within equities, this currently comprises three professionals in London, two in New York, and two in Asia. We have also nominated ESG co-ordinators and points of contact within other asset classes, including our fixed income and global real assets divisions. We undertake several thousand company visits and one-to-one meetings each year, as well as several hundred meetings specifically to discuss ESG issues.
In London, the team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues.
These models are updated regularly, and notes of engagements with companies are retained in order to form a clear audit trail. The corporate governance team also has full access to our main Research Notes database, and publishes notes and company profiles where appropriate which are available to all of our investment professionals. For analyst-driven investment processes in London, these models are used to generate proprietary ESG rankings and ratings, which are incorporated into analysts’ models and stock rankings.
Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned (although appropriate wall-crossing procedures do exist, if deemed in the best interests of our clients).
Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at nearly 8,000 shareholder meetings a year in 80 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.
4.
Establish clear guidelines on when and how they will escalate their stewardship activities.
JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we will consider submitting a shareholder resolution, or requisitioning an

EGM in order to bring about change, or to protect our clients’ interests. We also reserve the right to sell out of a stock completely if the company is unresponsive, if we feel that is in the best interests of our clients.
Decisions to escalate will always be made on a case-by-case basis, in conjunction with the analyst and/or portfolio manager, taking into account the materiality of risk in our view, combined with the direction of travel on the issue as a result of our engagement.
Catalysts for further engagement can include escalating concerns over management failure in relation to strategy, or a lack of responsiveness in relation to succession planning or board composition, typically where we feel boards are not sufficiently independent, or do not have the right diversity of skills, background and experience.
Material concerns over executive compensation can also be a trigger for escalation, especially where issues persist over more than a year, or where we have been involved in a pay consultation, and our concerns have been ignored. Other triggering events can include a company being added to an alert list by one of our specialist third-party providers, for example where a company is subject to legal fines or censure, or allegations of bribery and corruption, or where a pollution event, or other environmental issue arises.
5.
Be willing to act collectively with other investors where appropriate.
Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the UK Investor Forum and other formal and informal bodies), in order to enhance the effectiveness of our engagement. Circumstances where such collective engagement takes place include board succession planning, remuneration and AGM-related issues, as well as broader strategy issues. The named contact for this purpose is also available on the Stewardship page of our website.
6.
Have a clear policy on voting and disclosure of voting activity.
JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based on our reasonable judgment of what will best serve the long-term interests of our clients. So far as is practicable we will vote at all of the meetings called by companies in which we are invested. We treat every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate.
JPMAM votes at nearly 8,000 shareholder meetings each year, in more than 80 markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, such as share-blocking or power of attorney requirements, or unless there is a conflict of interest, in which case we may be advised not to vote by our Compliance Department. Votes are investor-led and made on a case-by-case basis, and we do not always support the board. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.
We have comprehensive proxy voting policies in each region, covering the United States, the UK & Europe, and Asia Pacific & Emerging Markets, consistent with law and best practice in these different locations. As standards of corporate governance vary widely in overseas markets, we have adopted a principles-based, rather than rules-based approach to voting in international markets, based on local corporate governance codes (where they exist) and internationally recognised standards, such as OECD Guidelines and the guidance of the International Corporate Governance Network (ICGN).
Our voting policy as it relates to UK companies is based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. We are also a member of the UK Investment Association (IA), and take their principles and guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.
JPMAM retains the services of the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. We also retain the services of MSCI and ISS-Ethix SRI Advisors to assist us with weapons screening and certain social and environmental issues for interested clients.
A decision to vote against can be triggered by a recommendation from our service providers, or concerns from the analyst or portfolio manager, or where a company has been identified as an outlier or lagging its peers, or has been unresponsive in our request to engage. A decision to vote against management or abstain, or to override the recommendations of our voting agent or our proxy voting policy, is always documented, along with a rationale for that decision. Except where a holding is de minimis, we endeavour to inform the company of our decision in advance, in order to give them the opportunity to discuss the issues with us prior to voting.

Overall responsibility for the formulation of voting policy rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies, and to provide an escalation point for voting and corporate governance issues. The Committee is composed of senior analysts, portfolio managers and corporate governance specialists and can call upon members of legal and compliance, or other specialists, as appropriate. There are equivalent Committees in each region which report, in turn, to a Global Proxy Committee, chaired by our Global Head of Equities.
JPMAM has disclosed its proxy voting and engagement activity to its clients for many years. We also disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed by following the link:
https://am.jpmorgan.com/uk/institutional/frc-stewardship-code
JPMAM and its clients may participate in stocklending programmes. It is not the policy of JPMAM to recall stock on loan for routine votes, where the revenue from lending activities is deemed to be of more value to the client than the ability to vote. However, we will recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote. It should be noted that some of our clients participate in third-party lending arrangements directly with their custodians, which may be invisible to JPMAM.
7.
Report periodically on their stewardship and voting activities.
JPMAM maintains a clear record of its proxy voting and engagement activity. We also produce detailed quarterly voting and engagement activity reports for our clients, and publish summary information on our public website. These reports provide qualitative as well as quantitative information, including commentary on our activities in relation to proxy voting, engagement, market developments and social and environmental issues.
The proxy voting function is independently verified by our external auditor as part of the ISAE 3402 review , and oversight of our broader engagement process is also verified in accordance with AAF 01/06 as part of the monitoring stipulated by our UK investment trusts.
JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity publicly, or refrain from reporting until after the event.
The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.
Our Statement of Compliance with the UK Stewardship Code can be viewed here:
https://am.jpmorgan.com/uk/institutional/frc-stewardship-code
Or follow the link to the FRC website: https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK-Stewardship-Code/UK-Stewardship-Code-statements.aspx
IV.
SOCIAL AND ENVIRONMENTAL
Clients entrust us to manage their portfolios and rely on our deep knowledge of markets, industries and companies. Our investment professionals engage with company management on an ongoing basis to evaluate the drivers of performance, which often include relevant ESG factors. We strive to integrate ESG factors across our investment platforms and increase the transparency around this to our clients. Through our global expertise and industry access, we identify key sustainable investing trends and share best-in-class capabilities from investment approaches to measurement
JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.
We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.
Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.
Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.
In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’.
We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.
Controversial Weapons
The only exception to this approach is where investment in a particular sector or activity is prohibited by clients or by local legislation. Investment in landmines, cluster munitions and depleted uranium armour and ammunition (so-called ‘controversial weapons’) is prohibited in certain European jurisdictions and, as a result, these names are excluded from our fund range. Full details are available on request.
Climate Change and Carbon Disclosure
Scientific research finds that an increasing concentration of greenhouse gases in our atmosphere is warming the planet, posing significant risks to the prosperity and growth of the global economy. In meeting our clients’ needs, we consider a variety of global market risks and investment objectives, including a wide range of environmental risks and impacts they may pose to long-term portfolio returns. We recognize that climate change may create investment risk and opportunity across the various entities in which we invest on behalf of our clients, and companies that fail to manage these risks may subject shareholders to losses. To this end, we now have the capability to calculate the carbon footprint of individual equity portfolios, in order to assist portfolio managers and respond to client questions on carbon emissions.
Climate policy risk has gained focus more recently as climate change-related laws and regulations emerge globally. For further details on our approach to these issues, please see our Investment Perspective on Climate Risk document, copies of which are available to download on our public website.
Principles of Responsible Investment
J.P. Morgan Asset Management is a signatory to the United Nations-supported Principles of Responsible Investment (‘PRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:
1.
Incorporate ESG into investment analysis and decision-making
JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For investment processes managed in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.
2.
Be active owners and incorporate ESG into ownership policies and practices
Investment managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients. Investment professionals in all locations also have access to specialist ESG data and resources, in order to assist them in their investment decisions. JPMAM also votes at nearly 8,000 AGMs in over 80 markets worldwide. Votes are investor-led and made on a case-by-case basis. There are ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually.

3.
Seek appropriate ESG disclosure in investee companies
JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.
4.
Promote the Principles
JPMAM works both independently and with trade associations and other industry bodies, as well as other formal and informal networks, to promote the Principles within the industry.
5.
Work together to enhance effectiveness
We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies, in order to enhance our effectiveness. Where appropriate, we also work with our competitors in collective engagement exercises with companies on ESG issues.
6.
Report our activities
JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.
Partnerships and Affiliations
JPMAM is also a member of, or participant in, a number of industry initiatives in the Social and Environmental space. For further information, see the dedicated ESG page on our website, where you can download additional material on issues, including our approach to climate change:
www.jpmorgan.com/esg
For more details of the policies of our parent JPMorgan Chase & Co, please visit their dedicated ESG page by following the link:
www.jpmorganchase.com/corporate/About-JPMC/esg
Produced by:
Robert G Hardy
Managing Director
Head of Corporate Governance
+44 20 7742 5736
robert.g.hardy@jpmorgan.com
Version 21.00
Published January 2019
C.
Asia ex Japan
I
Corporate Governance Principles
J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.
We have set out herein the main principles which underpin our corporate governance policies and proxy voting activities. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:
Board and Director Responsibilities
Companies should be headed by an effective and responsible board, whose function is to drive the long term success of the company. It should establish the company’s purpose, strategy and values, and define and embody its culture. It should be able to make decisions on behalf of all shareholders, separate from the individual interests of management or controlling shareholders.

The board should set strategic objectives and oversee operational performance. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of the company and its shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.
Shareholder Rights
Shareholders should have the opportunity to participate and vote in general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.
Equitable Treatment
All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.
Role of Stakeholders
Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.
Disclosure and Transparency
Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.
Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support, as long as it meets the standards set out in this document. We are members, inter alia, of the Council of Institutional Investors (CII), the International Corporate Governance Network (ICGN), and the Asian Corporate Governance Association (ACGA), and as such, we take guidance from these groups. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.
II
POLICY AND PROCEDURES
Proxy Committee
The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to review JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior personnel from our Investment and Corporate Actions teams, supported by specialists from Legal, Compliance and other relevant groups. The Committee meets quarterly and reports into the IM Asia Risk and Controls Committee, as well as the firm’s Global Proxy Committee. The Global Proxy Committee, chaired by the Global Head of Equity, has overall responsibility for our approach to governance issues worldwide, and for ensuring that all regional policies comply with the firm’s global governance principles.
Proxy Voting
Where authorized to do so, JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset. We vote proxies of shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients. Voting is investor-led and is decided on a case by case basis. So far as is practicable, we vote at all meetings called by companies, in which we are invested.
To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our research insights. Records of our voting activities are maintained by our Corporate Actions group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.
Certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to exercise our voting responsibilities on clients’ behalf.
We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into improved shareholder returns.
Stewardship and Engagement
As long term owners, active monitoring of company performance and corporate strategy is an essential component of our stewardship. To discharge these responsibilities, we seek to engage actively with the companies in which we invest, to keep abreast of strategic and operating developments and to ensure that our clients’ interests are represented and protected. Where appropriate, our governance specialists will convene meetings with company representatives at boardroom level to debate issues of particular concern. Full details of our stewardship policies and engagement activities are available for download from our website.
Sustainability
JPMAM believes that, in addition to their legal obligations, companies should act in a socially responsible manner. Non-financial environmental and social issues have the potential to seriously impair the economic value of our investments, as well create significant reputational damage. We expect the companies, in which we invest, to behave in an ethical and responsible manner, observing their wider obligations to the societies in which they operate, and to the environment. Companies will only thrive in the long term if they put sustainability at the heart of their governance processes. Details of our approach to Environmental and Social issues are contained in the Appendix to this document.
Conflicts of interest
JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. Procedures are in place to make sure these conflicts can be identified, managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services at that company, or where JPMC connected personnel may sit on this or related company boards.
In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.
Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Corporate Actions group and is available to clients upon request.
III
POLICY VOTING GUIDELINES
1.
Report and Accounts
Annual Report
Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering inter alia, corporate strategy, operating activities, financial conditions and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.
Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.
Remuneration Report
Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company. As such, ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and this is not yet standard practice in Asia.
At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. In the event that remuneration awards fall outside our guidelines, we will endeavor to seek an explanation from the company, and may vote against remuneration reports or members of the Remuneration Committee, if satisfactory explanations are not forthcoming.
Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time and not be continually updated and amended. We would expect votes on remuneration policies to occur every three years, and will seek explanations where companies feel the need to propose changes more frequently. Shareholders should expect clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.
2.
Dividends
Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.
3.
Board and Directors
Board Structure
Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive members. The board is where strategic decisions are made, governance is exercised and risk is overseen. Boards should be comprised of competent, high calibre individuals with the necessary mix of skills and experience to provide objective oversight of management. JPMAM believes that diverse and inclusive boards foster constructive challenge, guard against “group think” and lead to better decision making. We therefore welcome policies that focus on diversity as a key part of board recruitment and planning.
JPMAM is generally in favor of unitary boards, as opposed to tiered board structures, but we note that board structures differ according to jurisdictions and legal traditions. In general we find that unitary boards are the most effective governance structure. With a tiered structure, there is a risk that upper tier supervisory directors can become remote from the specifics of the business, while lower tier directors can lack contact with outsiders of relevant and broad experience. But irrespective of the structure, no director should be excluded from the requirement to submit him/herself for re-election on a regular basis. The ability to shape the composition of boards via the proxy voting mechanism is a visible means for shareholders to exercise their ownership responsibilities.
JPMAM believes that one of the key functions of a board is to set a company’s values and standards, and to create a corporate culture geared to long term sustainable performance. Culture is a key ingredient in the long term success of the company. Moreover the standards of behavior set by the board should resonate throughout the broader organization. We believe there are strong links between high standards of governance, a healthy and robust corporate culture, and superior shareholder returns.

Board Independence
JPMAM believes that a strong independent board is essential to the effective running of a company. The number of independent directors on a board should be sufficient so that their views carry weight in the board’s decision-making processes. Where possible, we would prefer that the majority of members on a board should be independent to encourage the broadest representation of views.
Tests applied to determine “independence” differ from jurisdiction to jurisdiction. In Asia this issue is particularly contentious, given the family relationships that tend to predominate within corporate entities, and the region’s close-knit business culture. We believe that non-executive directors cannot be considered truly independent for the purposes of board or committee composition, if any individual:
•Is, or has been, an employee of the company or group within the last five years;
•Has, or has had a material business relationship with the company, either directly or as a partner, director, or senior employee of a body providing such services;
•Has close family ties with any of the company’s advisors, directors, or senior employees;
•Represents a significant shareholder;
•Has served on the board for more than nine years from the date of first election.
Where we believe there to be an insufficient number of independent directors on a board, we will consider voting against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.
Boards should create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.
Chairman
Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should generally be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.
In instances where a company does not have an independent Chairman or a designated lead director, and where a satisfactory explanation has not been provided, JPMAM will consider voting against the re-election of the Chairman, and other directors, at shareholder meetings.
Board Size
Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually deemed too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees.
Board Diversity
JPMAM is committed to the principle of diversity where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. , We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies, and we will press for evidence of this as we engage with them to fulfil our stewardship responsibilities.
Board Committees
To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with a specialist financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and maintaining formal and transparent arrangements for the selection, appointment and re-appointment of directors to the board. The Committee should report on its activities to shareholders in the Annual Report.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Committee should report on its activities to shareholders in the Annual Report. See Remuneration Report above.
Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this committee should give a summary of its activities in the Annual Report.
Director Independence
A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest, and has not been employed in an executive capacity by the company for at least the previous five years.
A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for annual re-election.
In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances.
Multiple Directorships
To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold a higher number of directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.
For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.
Meeting Attendance
Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.
Directors’ Liability
In certain markets, shareholders are asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.

Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
4.
Remuneration
Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. Special provisions whereby additional payment becomes due, in the event of a change of control, are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of directors’ service contracts vary enormously: to this end, JPMAM will take into account local market practices when making judgments in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.
Executive Director Remuneration
The key purpose of remuneration is to attract, retain and reward key personnel who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.
Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Compensation arrangements should provide for an alignment between managers and shareholders across the cycle, and due consideration should be given to arrangements, such as bonus claw-backs, to avoid payment for failure.
JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board and company managements. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).
We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary and benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and shares deferred for a defined period of time. Bonus “malus” and/or claw-back arrangements should be a feature of any variable compensation scheme.
For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period. There should be no award for below-median performance, and awards for at- median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.
All incentive plans should be clearly explained and disclosed to shareholders, and put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
JPMAM will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We also favor simplicity, both in the number of variable incentive schemes and in their structure. We will vote against payments which we deem are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.
Pension Arrangements
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.
Non-Executive Director Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board.
5.
Auditors
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. JPMAM will vote against the appointment or re- appointment of auditors who are not perceived as independent. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.
Auditor Remuneration
We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.
We would oppose non-audit fees consistently exceeding audit fees, particularly if no explanation is given to shareholders.
Auditor Indemnification
JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.
6.
Capital Management
Issue of Equity
Company law requires that shareholder approval be obtained to increase the share capital of a company, but any new issue of equity should take into account expected levels of dilution. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).
As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.
We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.
When seeking shareholder approval for a general mandate, we would expect a company to provide the following details:
•An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,
•Details of placements made under the general mandate during the preceding three years,
•Details of alternative methods of financing that may have been considered by the board.
In particular JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defence tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.
Issue of Debt
JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defence.
Share Repurchase Programs
JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.
7.
Mergers and Acquisitions
Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.
JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties– see below– we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.
8.
Related Party Transactions
Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution.

If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
9.
Voting Rights
JPMAM believes in the fundamental principle of “one share, one vote”. The right to vote at shareholder meetings is the central mechanism through which shareholders can exercise their rights as owners of an entity. Moreover it underpins effective stewardship. We believe that granting special voting rights to certain stakeholders, or permitting voting rights that are disproportionate to a shareholder’s effective economic interest is detrimental to the efficient functioning of markets. At the very least it, it prevents less favored ordinary shareholders from holding managements and boards to account for the use of their capital.
Where possible we will vote to phase out all classes of shares, which either grant special voting rights to certain stakeholders, or permit voting rights that are disproportionate to a shareholder’s effective economic interest. And we will oppose all attempts to introduce new share classes with weighted voting rights (or no voting rights at all!). We are opposed to all mechanisms that skew voting rights, such that one share does not equal one vote. Directors should represent all shareholders equally and voting power should be held in direct proportion to a shareholder’s economic interest in the company.
Where listing rules permit weighted or skewed voting rights to take effect, we will lobby for the introduction of additional safeguards to protect the interests of minority shareholders. As with controlling shareholders, minority shareholders should be protected from abusive actions by shareholders with superior voting rights, and should have effective means of redress.
While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing management.
10.
Environmental and Social Issues
Companies should conduct their business in a manner which recognizes their responsibilities to employees and other stakeholders, as well as to the environment and broader society. More information on our approach to Environment and Social issues is included as an Appendix to this document.
JPMAM reviews all shareholder proposals concerning environmental and social issues. In normal circumstances, the consideration of such issues within the normal course of business is the duty of management and the board. Nevertheless, from time to time, a company’s response to the circumstances of a particular environmental or social issue may have wider ramifications. In these cases, the economic effects are considered as primary when determining our vote.
Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Environmental and Social policy framework.
See Appendix - Environmental and Social
11.
Other Corporate Governance Matters
Poison Pills
Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.
JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.
Any amendments to a company’s Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.
Shareholder Resolutions
Whilst we recognize the importance of the rights of shareholders to submit proposals to general meetings, we will not support those which are frivolous, or which have otherwise been addressed adequately by management or the board within their remits. But where such proposals demonstrably enhance shareholder rights, or are in the long term interest of all shareholders, they will receive our support.
Charitable Donations
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Donations
JPMAM does not support the use of shareholder funds for political purposes.
J.P. Morgan Asset Management
Asia ex-Japan Proxy Committee.
D.
Japan
Basic Policy on Corporate Governance
JPMorgan Asset Management (Japan) Ltd adopted the Japanese version of the Stewardship Code in May 2014; subsequently in August 2014, we disclosed the steps we follow with regard to the 7 principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors. We now fully endorse the revised version of the Stewardship Code introduced in May 2017.
We also positively evaluate the Corporate Governance Code effective from June 2015, which we believe will serve to further enhance corporate governance in Japan.
J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.
1.
Purpose of proxy voting
JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.
2.
Proxy voting principles
•We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.
•In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

•It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.
•Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.
•Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.
•We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing long term investment returns for our clients. Therefore, we ask the companies to be open to having investor engagements. Where we believe companies have continuously been reluctant to engage with investors on key management issues, we will consider voting against the re-election of the representative director(s) or the director in charge.
•If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.
This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.
31st March 2019
JPMorgan Asset Management (Japan) Ltd.
Voting Guidelines
1. Distribution of income/Dividends and share buybacks
As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.
As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.
Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.
The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.
If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.
In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.
When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.
2. Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.
In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).
Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.
Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.
Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.
Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.
External Directors on the Board of Directors/Composition of the Board of Directors
We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company. Therefore, unless one third or more of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. We would like to note that this threshold of one third or more is not the final goal, and in our view, it is desirable for the board to have majority external directors. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.
We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. We expect companies to have due regard to issues such as diversity and consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality or seniority of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. We also expect companies to consider diversity in its widest sense, both at the board level and throughout the business such as the senior management tier. We seek to deepen our understanding of the board structure through our engagement with companies.
Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.
•Was or is employed at an affiliate company

•Was or is employed at a large shareholder or major business partner
•Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
•An external director whose tenure exceeds 10 years.
Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.
We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.
Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.
Election of Statutory Auditors
We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.
Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.
•Was or is employed at an affiliate company
•Was or is employed at a large shareholder or major business partner
•Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
•An external statutory auditor whose tenure exceeds 10 years.
Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to candidates for alternate external statutory auditors.
3. Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.
We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.
Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.
AMJ will vote against

•Golden parachutes
•Retirement bonus payments to external directors and external statutory auditors.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.
Stock Options
Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.
If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.
4. Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.
Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.
We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.
5. Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.
6. Efforts to improve capital efficiency
We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.
7. Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.
AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

8. Cross-shareholdings
This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.
We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.
9. Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.
In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.
10. Capital Structure
Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.
Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.
Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.
When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.
If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.
Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.
Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.
11. Mergers / Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

12. Social and Environmental Issues
JPMAM is a signatory to UN PRI based on the belief that due consideration of ESG issues as part of the investment process of evaluating companies is essential in terms of the preservation and creation of shareholder value over the mid to long term. Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. The approach to ESG of investee companies and those companies we research will impact their mid to long term earnings and can impact their reputation; thus, we ask companies to disclose sufficient information on environmental and social issues based on their long-term business strategy in order to make investment decisions reflecting an ESG assessment.
We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.
AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.
13. Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.
There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.
Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.
14. Shareholder proposals
We will apply the same standards for all proposals with the aim of improving shareholder value. Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

LAZARD
ASSET MANAGEMENT
Global Proxy Voting Policy
A. INTRODUCTION
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
B. RESPONSIBILITY TO VOTE PROXIES
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
C. GENERAL ADMINISTRATION
1. Overview and Governance
Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer and General Counsel, or his designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.
2. Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.
3. Voting Process
The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.
As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
D. SPECIFIC PROXY ITEMS
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy
Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below
1. Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:
•issues relating to the timing or conduct of annual meetings;

•provisionary financial budgets and strategy for the current year;
•proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
•proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and
•changes to a company’s name.
2. Amendments to Board Policy/Charter/Regulation:
Proposals to amend a company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.
Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.
Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if:
•there is no disclosure on the proposed amendments or full text of the amended bylaw; or
•the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.
3. Corporate Governance and Shareholder Rights
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
Board of Directors and its Committees
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
Lazard has Approved Guidelines generally to vote FOR the following:
•the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors (However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI-EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee);
•a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
•a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
•proposals seeking to de-classify a board;
•the implementation of director stock retention/holding periods;
•proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
•changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
•the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.
Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

•proposals to require an independent board chair or the separation of chairman and CEO; and
•establishment of shareholder advisory committees.
Lazard has Approved Guidelines generally to vote AGAINST the following:
•proposals seeking to classify a board
•the election of directors where the board does not have independent “key committees” or sufficient board independence;
•non-independent directors who serve on key committees that are not sufficiently independent;
•proposals relating to cumulative voting;
•proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
•release of restrictions on competitive activities of directors (this is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships)) if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and
•the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties (for example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues).
Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.
Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
•proposals to adopt supermajority vote requirements or increase vote requirements;
•proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
•“blank check” preferred stock.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).
Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.
Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:
•proposals to adjourn US meetings;
•proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•efforts to eliminate or restrict right of shareholders to act by written consent; and
•proposals to adopt supermajority vote requirements, or increase vote requirements.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4. Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.
Lazard has adopted Approved Guidelines to vote FOR:
•management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•stock splits and reverse stock splits;
•investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments (evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c)disclosure of the nature of products in which the company proposed to invest and associated risks of the investment);
•requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
•management proposals to adopt or amend dividend reinvestment plans; and
•dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
•matters affecting shareholder rights, such as amending votes-per-share;
•management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
•the use of proceeds and the company’s past share issuances (specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission);
•proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
•loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.
Lazard has adopted Approved Guidelines to vote AGAINST:
•changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
•the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
•the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.
5. Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).
Lazard has Approved Guidelines generally to vote FOR:
•employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
•proposals to submit severance agreements to shareholders for approval;
•annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
•annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.
Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:
•restricted stock plans that do not define performance criteria; and
•proposals to approve executive loans to exercise options.
Lazard has Approved Guidelines generally to vote AGAINST:
•proposals to re-price underwater options;
•annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
•annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
6. Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote in accordance with the recommendation of one of the proxy voting services Lazard retains to provide independent analysis, although exception can be made following a successful written appeal to the Proxy Voting committee.
7. Environmental, Social, and Corporate Governance
Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.
However, as a guide, Lazard will generally vote FOR proposals:
•asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
•seeking the approval of anti-discrimination policies;
•which are considered socially responsible agenda items;
•which improve an investee company’s ESG risk management and related disclosures; and
•deemed to be in the long-term interests of shareholders.

8. Shareholder Proposals
Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.
Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:
•seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
•seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
•seek to improve the diversity of the board;
•seek improved disclosures on the diversity of the board and the wider workforce;
•seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
•seek to eliminate or restrict severance agreements, or
•are deemed to be in the long-term interests of shareholders including Lazard’s clients.
Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:
•seek to infringe excessively on management’s decision-making flexibility;
•seek to establish additional board committees (absent demonstrable need);
•seek to establish term limits for directors if this is unnecessary;
•seek to change the size of a board (unless this facilitates improved board diversity);
•seek to require two candidates for each board seat; or
•are considered not to be in the long-terms interests of shareholders.
E. VOTING SECURITIES IN DIFFERENT COUNTRIES
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).
F. CONFLICTS OF INTEREST
1. Overview
This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
•Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
•Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
•A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy
All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
3. Monitoring for Conflicts and Voting When a Material Conflict Exists
The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.
Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis. Lazard also reserves its right to Abstain.
In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.
G. OTHER MATTERS
1. Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer and General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.
2. Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
H. REPORTING
Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.
I. RECORDKEEPING
Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.
J. REVIEW OF POLICY AND APPROVED GUIDELINES
The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.
Revised As Of March 31, 2020

Loomis, Sayles & Company, L.P.
Proxy Voting Policies and Procedures
1. GENERAL
A. Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B. General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4. Abstention and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.
•The client so directs Loomis Sayles.
•The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control .
5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C. Proxy Committee.
1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.
Duties. The Proxy Committee’s specific responsibilities include the following:
a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.
overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering: (a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology, (b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations, (c)the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and (d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles,
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.
Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

D. Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the Firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2.
PROXY VOTING
A. Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B. Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.
Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:

A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.
Vote against nominees that are CFOs of the subject company and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if less than two- thirds of the board would be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the position of CEO and chairman are not held by separate individuals. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Vote for a director nominee that is a chair or chief executive officer that sits on fewer than three company boards. Vote against a director nominee that is a chair or chief executive officer that sits on three or more company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C. Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.
C.
Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
D. Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote for proposals that are required by and comply with the applicable state or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.
E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.

B.
Vote against proposals to make all stock options performance based.
C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.
Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.  Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy– Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.
Potential Conflicts of Interest– For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G.  Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.
B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote, on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.  Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
I.  General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.  Mutual Fund Matters
Election of Mutual Fund Trustees: Vote for nominees who oversee fewer than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.
Mutual Fund Investment Advisory Agreements: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

LORD, ABBETT & CO. LLC
PROXY VOTING POLICIES AND PROCEDURES
THE LORD ABBETT FAMILY OF FUNDS
LORD, ABBETT & CO. LLC
Introduction
Intent
Proxy Voting at Lord Abbett is guided by our mission:
Securing a sustainable future for our clients, our people, and our world. This mission is the cornerstone of our global corporate citizenship and investment efforts, including our approach to proxy voting. Lord Abbett is committed to driving positive change as a firm through our global corporate citizenship initiatives, and as investors, through our engagement and proxy voting practices. The intent of this policy is to communicate our expectations on key proxy topics and provide an overview of how Lord Abbett evaluates proxy voting issues in alignment with our mission.
Active Ownership
Active ownership is the process whereby Lord Abbett engages directly with an investee company’s management to understand, influence, or exchange perspectives on issues, including proxy voting issues. Active ownership is an integral part of identifying companies with strong corporate g overnance and avoiding the adverse effects associated with poor environmental and social practices.
Engagement with issuers informs Lord Abbett’s proxy voting decision-making and can drive positive changes to influence long-term sustainable performance.
Looking Ahead
We remain committed to using our voice as investors. Moving forward, consideration of ESG factors will continue to play a growing role in our investment analysis across all of our investment strategies and portfolios. We will also continue to use proxy voting as a key lever in communicating our position to companies on ESG and other issues. As we advance on our journey, we expect our approach to evolve over time—always guided by our higher purpose.
Proxy Voting Policies
Environmental, Social, and Governance (ESG)
Proposals related to environmental, social, and governance (ESG) issues are typically initiated by shareholders and urge a company to disclose certain information or change certain business practices.
Lord Abbett believes ESG factors may impact long-term financial performance and can represent significant risks and costs to a business. We believe that well-developed policies and disclosures can help identify and mitigate risks and costs associated with ESG issues. We encourage companies to be transparent about ESG issues and adopt policies and processes to assist in managing risks and opportunities associated with these factors. Lord Abbett generally favors the disclosure of material data and metrics related to the risks and opportunities associated with ESG factors, including detailed disclosure of internal ESG policies. We believe companies that are best positioned to manage the risks and opportunities associated with ESG factors will increase their potential to deliver superior long-term shareholder value.
Lord Abbett evaluates all proxy proposals based on their potential effect on shareholder value. Lord Abbett will vote for proposals related to ESG factors that we believe ask for useful disclosure or positive changes to business practices. We will vote against proposals we believe are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. We evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, Lord Abbett may vote similar proposals differently based on the particular facts and circumstances.
Lord Abbett routinely utilizes issuer engagement to inform proxy voting decisions on ESG proposals and will pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.
Diversity
Lord Abbett believes that diversity is a vital component in the long-term, sustainable success of companies. We believe that organizations with inclusive environments that embrace a diversity of thought, background, and experience are more successful in attracting and retaining talent, as well as more agile, more impactful, and better-prepared for the future. Given the importance of diversity, Lord Abbett expects and encourages companies to have clear equal employment opportunity or diversity policies to facilitate diversity within an organization. Lord Abbett also encourages the disclosure of workforce diversity metrics consistent with data provided on EEO-1 reports or other comparable data.
Lord Abbett generally supports proposals requesting additional disclosure of diversity initiatives or workforce diversity metrics. In evaluating diversity-related proposals, Lord Abbett will consider current company disclosures, peer disclosures, diversity-related controversies, and a company’s overall approach to ESG, among other factors.
Climate
Lord Abbett believes that climate change represents long-term risks to both the physical world and individual companies’ long-term performance. Lord Abbett incorporates risks associated with climate change into our investment process and encourages companies to publicly disclose material data related to climate change. We believe that companies should clearly address how their businesses may be impacted by climate change and disclose steps they are taking to mitigate climate risks associated with their business activities. Further, we encourage the disclosure of greenhouse gas (GHG) emissions and adoption of GHG reduction targets in carbon-intensive industries.
Lord Abbett generally supports proposals that request that a company disclose GHG emissions or report on plans to reduce a company’s total contribution to climate change. In evaluating climate-related proposals, Lord Abbett will consider current company disclosures, a company’s overall contributions to climate change, GHG reduction goals, peer disclosures, and other climate-related commitments and disclosures, among other factors.
Political Contributions and Lobbying
Lord Abbett recognizes that companies may engage in the political process within legal limits to help shape public policy consistent with a company’s strategy. While Lord Abbett understands the rationale for involvement in certain political activities, we encourage transparency in the process; specifically, Lord Abbett encourages the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.
Lord Abbett will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, Lord Abbett will consider the current level of disclosure, previous litigation or controversies, peer disclosure, and reputational or legal risks, among other factors.
Board of Directors
The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by share-holders. In evaluating the candidacy of a director nominee to the board of a company, Lord Abbett will consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees, including overall board diversity; (3) whether the nominee is independent of the company’s management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the total number of outside board positions held by a nominee; (7) the nominee’s investment in the company; (8) the company’s long-term performance relative to a market index; and (9) takeover activity. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, Lord Abbett will consider additional factors related to the specific committee’s oversight responsibilities. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.
Board Diversity
Lord Abbett believes that diverse and inclusive companies are better positioned for long-term, sustainable success. We believe it is important that a company’s tone on diversity and inclusion be set at the top, including maintaining a diverse board of directors. Diversity is multidimensional, and we encourage the consideration of a wide range of diverse characteristics within board composition, including: age, disabilities, education, ethnicity, gender, military service, race, religion, sexual orientation and skills, among other factors.
Lord Abbett will consider voting against the nominating committee or other relevant directors if there are no women on the board and no plan has been articulated to diversify board membership. Lord Abbett will consider our engagement history with a company and vote on a case-by-case basis if we have engaged with the company and they have articulated a plan for facilitating diversity on the board.
Lord Abbett believes strongly in the value of transparency and believes that reliable and consistent information is necessary to make informed investment decisions. To that end, Lord Abbett encourages the reporting of board diversity statistics, including racial and ethnic diversity, in a clear, consistent manner.

Overboarding
Lord Abbett believes that director nominees should be able to dedicate sufficient time to each of the companies they represent in order to fully execute their board oversight responsibilities. We believe it is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. Lord Abbett may vote against that we feel are “overboarded”, and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active CEO that sits on more than two outside public company boards.
Governance Structure
Lord Abbett may consider a vote against certain director nominees at companies that have material governance shortcomings, including those implemented at the time of IPO, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, classified boards, or supermajority vote standards, among others.
Environmental and Social Factors
Lord Abbett may consider a vote against certain director nominees at companies that have material ESG shortcomings, such as unmitigated climate risks that the company and its board have failed to address.
Majority Voting
Lord Abbett generally favors a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast. We will generally support proposals that seek to adopt a majority voting standard.
Board Classification
Lord Abbett generally believes that directors should be elected annually, and we will typically support proposals that seek to remove a classified board structure. When evaluating board classification proposals, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.
Board Independence
Lord Abbett believes that independent board oversight is key to the long-term sustainable success of a company and believes that a majority of board members should be independent from the company. An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett may vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.
Independent Board Chair
Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including if we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus in particular on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.
Compensation and Benefits
Lord Abbett pays particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.
Lord Abbett reviews all issues related to compensation on a case-by-case basis, and may oppose management if: (1) we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation; (2) we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or (3) we believe a company has not met performance expectations, among other reasons.

Advisory Vote on Executive Compensation
“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including if we believe that compensation has been excessive or not properly aligned with long-term performance. Lord Abbett places a high value on engagement with companies, and we will consider if direct feedback to management about compensation has resulted in any changes when voting on compensation proposals. Lord Abbett generally prefers that say-on-pay proposals occur on an annual basis.
Equity Compensation Plans
Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We carefully scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.
Clawback Provisions
Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.
Tax Gross-ups
Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits.
Severance Agreements
Severance or so-called “golden parachute” payments are sometimes made to departing executives after termination or upon a company’s change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event.
Employee Stock Purchase Plans
Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.
Shareholder Rights
Proxy access
Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett votes on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis, but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.
Shareholder Rights Plans
Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Lord Abbett believes that poison pills can serve to entrench management and discourage takeover offers that may be attractive to share-holders; therefore, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.
Rights to Call Special Shareholder Meetings
Lord Abbett typically supports the right to call special shareholder meetings and in evaluating such a proposal, will consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing special meeting right on a case-by-case basis but may vote against these proposals if the existing provision has a reasonable threshold in place.
Rights to Act by Written Consent
Lord Abbett votes on a case-by-case basis on proposals requesting rights to act by written consent, though may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.
Supermajority Vote Requirements
A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett typically supports shareholders’ ability to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.
Cumulative Voting
Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.
Confidential Voting
Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.
Reimbursing Proxy Solicitation Expenses
Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.
Transacting other business
Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett typically votes against such proposals.
Corporate Matters
Charter Amendments
A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett considers proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these guidelines.
Capital Structure
A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. Lord Abbett will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.
Lord Abbett generally believes that all shares should have equal voting rights at publicly traded companies. Lord Abbett will generally oppose proposals to create a new class of stock with superior voting rights, and will typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation
We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.
Mergers, Acquisitions, and Restructurings
Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights.
Auditors
Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.
Proxy Voting Process
Under the Investment Advisers Act of 1940, as amended, Lord Abbett acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.
Overview
The Investment Stewardship Council (“ISC”) has governance over all forms of engagement, including proxy voting. The ISC consists of representatives from Investments, Client Services, and Corporate Services (Legal). One or more members of the ISC, hereinafter referred to as the “Proxy Group”, are appointed to oversee proxy voting mechanics on a day-to-day basis under the governance of the ISC as a whole. Proxy decisions are typically made by the Proxy Group in accordance with the policies and procedures described in this document and in consultation with the ISC and members of the Investment team. In select cases, proxy decisions are referred to the ISC as a whole for resolution.
Lord Abbett has implemented the following approach to the proxy voting process:
•In cases where we deem any client’s position in a company to be material, the relevant investment team, in consultation with the ISC, is responsible for recommending how to vote the security. Once a voting decision has been made, the Proxy Group is responsible for submitting Lord Abbett’s vote.
•In cases where we deem all clients’ positions in a company to be non-material, the Proxy Group is responsible for recommending how to vote the security and will seek guidance from the ISC, the relevant investment team, Legal or other resources.
•When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the ISC, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.
These guidelines provide a general summary of Lord Abbett’s views on specific proxy voting items. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed in this document, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO, rather than the guidelines described above, unless instructed otherwise by the client.
Retention and Oversight of Proxy Service Provider
Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records. While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.
Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.
Conflicts of Interest
Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:
•Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committee (the “Proxy Committee”) and seek voting instructions from the Committee only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committee regarding the company.
•Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.
If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committee and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committee its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.
Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.
•To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment team acting on behalf of the second account. Members of the Investment team, ISC or Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee, a cross-functional team intended to address potential conflicts deriving from holdings in different parts of the Capital Structure, with respect to any potential conflict of interest arising out of the holdings of multiple clients.
Securities Lending
Lord Abbett Funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for a number of reasons, including if timely notice of a meeting is not given or if potential revenue generation is deemed to outweigh the benefits of voting at a specific meeting.

Shareholder Resolutions
Lord Abbett may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective.
Share Blocking
Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

LSV ASSET MANAGEMENT
PROXY VOTING POLICY
LSV Asset Management’s (“LSV”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client.
If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to ERISA plan clients, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives.
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines and provides analysis of proxy issues on a case-by-case basis. If LSV is responsible for voting proxies for a client, LSV will vote in accordance with GLC’s guidelines, which can be found at https://www.glasslewis.com/guidelines. Those guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the Securities and Exchange Commission regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and that of its clients. In such situations, LSV will continue to vote the proxies in accordance with the recommendation of GLC based on its pre-determined guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.
LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a copy of their respective guidelines on an annual basis. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping.
LSV will retain:
1.
Copies of its proxy voting policies and procedures.
2. A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3. A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4. A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
5. A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.
Through GLC, LSV is able to offer ESG-focused guidelines that include an additional level of analysis on behalf of clients seeking to vote consistent with widely accepted enhanced ESG practices. These ESG-focused guidelines are designed for clients with a focus on disclosing and mitigating company risk with regard to ESG issues.

MELLON INVESTMENTS CORPORATION
Mellon Proxy Disclosure Summary
Mellon Investments Corporation (“Mellon”) has a fiduciary responsibility to our clients. We seek to make proxy-voting decisions that are in the best long-term economic interest of our clients as shareholders. We understand that we owe each of our clients a duty of care and loyalty with respect to voting proxies. Our approach to proxy voting is with the same analysis and engagement that we apply to all of our investment activities. Our belief is that a company’s environmental, social and governance (ESG) practices have a long-term effect on a company’s economic value, and therefore we consider these factors when voting proxies. Therefore, we have created Proxy Voting Guidelines and a Proxy Voting and Governance Committee (the “Committee”) that includes senior investment professionals.
Mellon will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Mellon will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.
Mellon recognizes its duty to vote proxies in the best interests of its clients. Mellon seeks to avoid material conflicts of interest by applying detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.
Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.
In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
February 1, 2021
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
The MFS Proxy Voting Policies and Procedures include:
A.
Voting Guidelines;
B.
Administrative Procedures;
C.
Records Retention; and
D.
Reports.
A. VOTING GUIDELINES
1. General Policy; Potential Conflicts of Interest
MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
2. MFS’ Policy on Specific Issues
Election of Directors at U.S. Issuers
MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.
MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.
MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board, including race, ethnicity or geographical location.
MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.
For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.
MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.
MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections
 MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).
Classified Boards
MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
Proxy Access
MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.
MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.
Stock Plans
MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.
MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
Shareholder Proposals on Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).
Advisory Votes on Executive Compensation
MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
“Golden Parachutes”
From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.
Anti-Takeover Measures
In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.
Proxy Contests
From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals
When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Issuance of Stock
There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.
Repurchase Programs
MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Cumulative Voting
MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
Written Consent and Special Meetings
The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.
Independent Auditors
MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.
Other Business
MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Adjourn Shareholder Meeting
MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.
Environmental, Social and Governance (“ESG”) Issues
MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.
MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case by case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.
MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.
MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
Global Issuers (ex-U.S.)
MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer. In such circumstances, we may vote against director nominee(s).
Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. While MFS' guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board including race, ethnicity or geographical location.
Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.
MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.
Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.
Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions
MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.
B. ADMINISTRATIVE PROCEDURES
1. MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
A. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
B. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions);
C. Considers special proxy issues as they may arise from time to time; and
D. Determines engagement priorities and strategies with respect to MFS' proxy voting activities
2. Potential Conflicts of Interest
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
A. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
B. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
C. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
D. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3. Gathering Proxies
Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4. Analyzing Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately responsible for the manner in which all proxies are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5. Voting Proxies
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
6. Securities Lending
From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
7. Engagement
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.
C. RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
D. REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

NEWFLEET ASSET MANAGEMENT, LLC
PROXY VOTING
General Proxy Voting Policies, Procedures and Guidelines for Newfleet Portfolio Managers
Newfleet primarily manages fixed-income instruments which have very few if any proxy ballots associated with them. However from time to time, Newfleet may own an equity instrument or have another investment instrument with a proxy ballot. Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. When assets are directly managed by Newfleet Associates (Newfleet Portfolio Manager(s)), and Newfleet has been granted proxy voting discretion, the following policy and procedures apply:
Newfleet shall in all cases cast proxy votes in the best interest of the clients. Such vote shall be consistent with applicable client policy/instruction, or in the absence of such, the Proxy Voting Policies Procedures and Guidelines described below.
Proxies of the Funds will be voted subject to any applicable proxy voting guidelines of the Funds and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the Funds.
Absent special circumstances of the types described below, it is the policy of Newfleet to exercise its proxy voting discretion in accordance with the Proxy Voting Guidelines (the “Guidelines”) contained in the Attachments section to this Manual. Newfleet may vote a proxy contrary to the Guidelines if it is determined that such action is in the best interests of clients. The Guidelines are applicable to the voting of domestic and foreign proxies. The Guidelines have been adopted to make every effort to ensure that the manner in which shares are voted is in the best interest of clients and the value of the investment.
The responsibility to review proxy proposals, and make voting recommendations on behalf of Newfleet, is delegated to a qualified, non-affiliated, third party vendor, (such as but not limited to “ISS/RiskMetrics”) under the Guidelines.
Newfleet may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Newfleet may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Newfleet and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.
Any individual identifying a conflict of interest shall report such immediately to Newfleet CCO who will determine a course of action.
In addition to this policy, please refer to related policies included in “Record Keeping, Information Security and Fire Walls”.
Proxy Voting Policy for ERISA Clients
Each Portfolio Manager who directly manages assets for Newfleet is responsible for ensuring that all proxies are voted in a manner consistent with client guidelines and/or policy. Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Newfleet, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.
The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Newfleet to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.
Other Special Proxy Voting Situations
Newfleet may choose not to vote proxies in certain situations or for certain accounts, such as:

1. When a client has informed Newfleet that it wishes to retain the right to vote the proxy (under such situations, Newfleet will instruct the custodian to send the proxy material directly to the client);
2. When Newfleet deems the cost of voting would exceed any anticipated benefit to the client;
3. When a proxy is received for a client account that has been terminated with Newfleet;
4. When a proxy is received for a security Newfleet no longer manages (i.e., Newfleet had previously sold the entire position); and/or
5. When the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).
Various accounts in which Newfleet has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, Newfleet will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Newfleet has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.
Records Related to Proxy Voting
Portfolio Managers directly managing assets for Newfleet shall maintain records relating to any proxy votes they have made for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain such records such as ISS/RiskMetrics. All votes shall be in the best interests of the client whose portfolio holds the security being voted.
Newfleet will maintain the following records relating to proxy votes cast under these policies and procedures:
1. A copy of these policies and procedures;
2. A copy of each proxy statement the firm receives regarding client’s securities; and
3. A record of each vote cast by the firm on behalf of a client.
A copy of each written client request for information on how Newfleet voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.
Newfleet will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally Newfleet’s policy not to disclose its proxy voting records to third parties or special interest groups.

PEREGRINE
PROXY VOTING
5/2019
Philosophy
Peregrine votes proxies for the sole benefit of the clients. Our objective is to protect the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for shareholders. Our purchase and retention of a stock inherently project confidence that management will operate the company in a manner consistent with earning a reasonable return. For example, we support management on routine, noneconomic proposals. However, we also exercise discretion in determining how we can best protect the financial investment of the shareholder while providing support to management in the operation of the business.
Policy
•The Board of Directors develops proxy policy and philosophy and approves proxy guidelines.
•The Portfolio Managers vote proxies in adherence to established policies and guidelines.
•Portfolio Managers document the rationale for their vote, either by referencing established guidelines or by a specific explanation.
•If a Portfolio Manager votes contrary to established guidelines, they are required to receive prior approval from the CCO.
•Portfolio Managers must vote proxies for specific securities identically across accounts unless specific client instruction is accepted.
•Portfolio Managers should vote proxies related to common issues consistently unless circumstances are materially different. (See qualification above)
•Our internal voting position guidelines cover four types of proposals:
routine management proposals;
anti-takeover proposals;
shareholder proposals; and
non-routine non-compensation proposals.
•The CCO reviews votes in advance and reports quarterly to the Board.
•Peregrine employees that becomes aware of an actual or potential proxy voting conflict of interest must communicate the issue to Compliance, who will inform the Board. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees will vote in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client attempts to influence our votes. The Board reviews proxy votes with the potential for material conflicts of interest. The Board will ensure that such votes are consistent with our responsibility to vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries. Proxy votes for companies that are also clients of Peregrine must be disclosed (subject to confidentiality issues) in our client proxy reports.
•Peregrine does not routinely recall securities on loan to vote proxies. Portfolio Managers may recall shares on loan if the vote may materially impact the potential return on the security.
•Despite our best efforts to vote proxies promptly, there may be circumstances outside of our control that interfere with our ability to do so. Examples include late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.
Procedures
•Peregrine contacts the Custodian, informing them that Peregrine has been authorized to vote proxies, and forwards proxy cards to the attention of the Proxy Coordinators of Peregrine Capital Management.
•Peregrine utilizes ISS Proxy Exchange, an online proxy voting system, for accounts we are authorized to vote. We download meeting information via the website through an automated interface (meeting date, record date, proposals, ballots received).

•The Proxy Coordinators set up each meeting upon notification from Institutional Shareholding Services, Inc. (ISS). ISS provides a listing of the ballots received, number of shares held per client account and proxy materials. Discrepancies in shares are forwarded via the ISS service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.
•The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager to vote.
• Exception due to automatic voting standing instructions: The Board has approved automatic voting standing instructions for three proposals: A1, the election of directors, A2, the ratification and appointment of auditors, and A10, advisory vote on compensation/say on pay frequency. We cast a FOR vote for these three proposals unless the Portfolio Manager provides timely instructions to the contrary. Each style determines how they wish to vote the A10 issues. When a meeting includes only proposals A1, A2, and A10 the Proxy Coordinators send an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals. If the Portfolio Manager or Compliance do not respond to the contrary designation, the Proxy Coordinator votes the proposals according to the standing instructions.
•Meeting information is available through the ISS website for nine years.
•Records of votes, including the supporting rationale, are maintained electronically at Peregrine for seven years, except as described above.
•We prepare and distribute reports to clients every quarter (or client's desired frequency) summarizing the proxy voting activity. Votes against management and votes that are contrary to our proxy guidelines are footnoted and explained.
Routine Management Proposals
A.
Consistent with our general philosophy of supporting management, we vote in support of management on the following routine management proposals:
A1. Election of directors and other officers of the corporation.
A2. Appointment of auditors.
A3. Amending the By-laws or Articles of Incorporation to conform with modern business practices, for simplification or to comply with applicable laws.
A4. Reduce supermajority vote requirement.
A5. Indemnification of officers, directors, employees and agents.
A6. Increasing/decreasing the number of shares outstanding for ordinary business purposes.
A7. Declaring stock splits and stock dividends.
A8. Authorizing a new class or series of securities for ordinary business purposes.
A9. Changing or fixing the number of directors.
A10. Advisory vote on compensation/say on pay frequency.
A11. Changing the date and/or location of annual meetings.
A12. Employment contracts between the company and its executives and remuneration for directors. (cash plan)
A13. Automatic dividend reinvestment plans.
A14. Changing the company name (without a re-organization).
A15. Qualified and non-qualified restricted stock option plans for employees and/or directors.
A16. Thrift and saving plans.
A17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.
Anti-takeover Proposals
B.
Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interest of the shareholders overrides our general desire to support management. We vote against the following management proposals when deemed to provide such a conflict:

B1. Board classification without cumulative voting.
B2. Elimination of shareholder action by written consent.
B3. Blank check preferred stock.
B4. Restricting removal of directors for cause only and only by a supermajority vote.
B5. Fair-price proposals combined with supermajority rules.
B6. Multiple anti-takeover proposals.
B7. Poison Pill proposals, includes action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third-party in the event of an acquisition, immediate vesting of pension rights, continuation of salaries for employees with a certain number of years of tenure, etc.
B8. Golden Parachutes, includes continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of incentive, stock, and merit programs, etc.
B9. Excessive requests for additional shares (currently authorized shares plus requested shares over four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.
Shareholder Proposals
C.
Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.
Non-Routine Non-Salary Compensation Proposals
D.
Although we generally support management proposals, management initiatives that result in the transfer of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management proposals for non-salary compensation plans when deemed to provide such a conflict:
D1. Plans which provide for exercise prices below 85% of market value at the time of grant.
D2. Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).
D3. Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.
D4. Plans which give the Board the authority to establish exercise prices without preset limits.
D5. Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.
D6. Combinations of the initiatives above.

Putnam Investments
Summary of Proxy Voting Guidelines and Procedures
Many of Putnam’s investment management clients (other than the Putnam Funds) have delegated to Putnam the authority to vote proxies for shares held in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance, and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight of management by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy-voting authority in accordance with its fiduciary obligations and applicable law.
In order to implement these objectives, Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority. Putnam does not have voting authority for the Putnam Funds, which maintain their own separate proxy procedures and guidelines. Similarly, other clients may from time to time elect to vote their own proxies by retaining the right to vote all proxies in the investment management agreement rather than giving Putnam authority to do so.
Procedures
Putnam has a Proxy Committee composed of senior investment professionals. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise. The proxy guidelines and procedures are administered through a proxy-voting manager in Putnam’s Compliance Department. Under the supervision of senior members of the Compliance Department, the Proxy Manager:
•coordinates the Proxy Committee’s review of any new or unusual proxy issues,
•manages the process of referring issues to portfolio managers for voting instructions,
•oversees the work of any third-party vendor hired to process proxy votes,
•coordinates responses to investment professionals’ questions on proxy issues and proxy policies,
•maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, and
•prepares and distributes reports required by Putnam clients.
Putnam has engaged a third-party service, Glass Lewis & Co. (“Glass Lewis”), to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes normally to be cast in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. The Guidelines are summarized below.
Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, such as when client securities are on loan under a securities lending arrangement. However, if the portfolio managers of client accounts holding the relevant stock believe that following the Guidelines in a specific case would not be in clients’ best interests, they may request that the Proxy Manager not follow the Guidelines in that case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review the request with a senior member of the Legal and Compliance Division and with the Proxy Committee or its Chair prior to implementing it.
Some clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines or may wish to direct Putnam’s vote on a particular matter. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and on Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Division.
Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Manager will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them if they so choose. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal and in the best interests of our clients. In order to guard against conflicts, Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals in Putnam’s Investment Division, while proxy administration is in the Legal and Compliance Division. Neither the Investment Division nor the Legal and Compliance Division reports to Putnam’s marketing businesses. In addition, there are limits on the ability of Putnam employees who are not investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and affirm that any potential personal conflicts of interest have been disclosed to the Compliance department. In addition, the Proxy Manager reviews all known Putnam business relationships with companies that have voting items referred to any portfolio management team to consider any potential conflicts and, where appropriate, ensures that potential conflicts are documented and appropriately escalated.
The Guidelines may only be overridden with the written recommendation of the Investment Division, approval of the Proxy Committee or its Chair, and concurrence of the Legal and Compliance Division.
Summary of Proxy Voting Guidelines
The Guidelines summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary below does not address all topics covered by the Guidelines and is qualified by reference to the actual procedures and Guidelines, which are available to clients from Putnam on request.
The Guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to some major business transactions such as mergers, proposals will be reviewed on a case by case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:
Board of Directors
Proxies will normally be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if
•The board does not have a majority of independent directors;
•The board does not have nominating, audit and compensation committees composed solely of independent directors; or
•The board has more than nineteen members or fewer than five members, absent special circumstances.
Putnam will withhold votes from incumbent nominees to the board if
•The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or
•The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.
If the board does not meet these standards Putnam may refer items that would normally be supported for case by case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (such as investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings (Putnam may refrain from voting against/withholding on a case-by-case basis if a valid reason for the absences exists such as illness, personal emergency, potential conflict of interest, etc.). In addition, Putnam will withhold votes:
•for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”); and
•Putnam will vote on a case-by-case basis for any nominee who serves on more than five (5) public company boards (boards of affiliated registered investment companies and other similar entities such as UCITS are counted as one board), except where Putnam would otherwise be withholding votes for the entire board of directors.
In addition, Putnam will withhold votes from the chair of the Nominating Committee of a company if:
•there are no women on the board, or
•in the case of a board of ten members or more, there are fewer than two women on the board.
Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Putnam may withhold votes on a case by case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.
Putnam will normally vote on a case-by-case basis in contested elections of directors.
Executive Compensation
Putnam will normally vote on a case by case basis on proposals relating to executive compensation. However, where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. Putnam may review plans on a case by case basis where average annual dilution cannot be calculated. Whatever the composition of the board, Putnam will review proposals to reprice options on a case by case basis if specific criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
Putnam may vote against executive compensation proposals on a case by case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. Additionally, Putnam will generally vote in favor of the annual presentation of advisory votes on executive compensation (“say on pay”). Putnam will generally vote for advisory votes on executive compensation but will generally vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service provider.
Acquisitions, Mergers and Similar Transactions
Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case by case basis. Putnam will vote on a case by case basis on proposals seeking to change a company’s state of incorporation.
Anti-Takeover Provisions
Putnam will normally vote against proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock (except for REITs, where measures will be voted on a case by case basis) and the creation of a separate class of stock with disparate voting rights. However, Putnam will vote on a case by case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.
Shareholder Proposals
As noted above, the focus of Putnam’s proxy voting policies is to encourage and support good corporate governance practices rather than to dictate to boards on specific business management issues. Although many shareholder proposals are intended to foster such practices, others may be intended more to further a larger political or social aim rather than to directly serve shareholder interests. Accordingly, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on shareholder proposals unless the proposal reflects specific policies enumerated in the Guidelines. For example,

Putnam will normally vote in favor of shareholder proposals to declassify a company’s board, require shareholder approval of shareholder rights plans. Additionally, Putnam will normally support proposals requiring the Chairman’s position be filled by an independent director, unless the board has an independent lead-director and Putnam is supporting the nominees for director, in which case Putnam will vote on a case-by-case basis.
Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation, and that companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others).
Environmental & Social Issues
Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). To that end:
Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.
Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.
Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.
Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where a third-party proxy service provider has identified one or more reasons to warrant a vote FOR.
Non-U.S. Companies
Putnam recognizes that the laws governing non-U.S. issuers will vary significantly from U.S. law and from jurisdiction to jurisdiction. It may not be possible or even advisable to apply the Guidelines mechanically to non-U.S. issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-U.S. issuers in accordance with the Guidelines where applicable.
Many non-U.S. jurisdictions impose significant burdens on voting proxies. For example, some jurisdictions require that shares must be frozen for specified periods of time to vote via proxy (“share blocking”) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back. In addition, other practical administrative challenges, such as late receipt of ballots and other information, often impact Putnam’s normal voting process.
Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements, except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets.
In rare cases, Putnam’s voting rights may also be directly limited by non-U.S. law. For example, some countries limit aggregate foreign ownership of companies in particular industries (such as aviation or energy) due to economic or security concerns. Where this limit is exceeded, shares held by foreign investors, including Putnam, may not carry voting rights.
More Information
Putnam will make its best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility. This may happen when the custodian makes an error or the client has not established robust custodial proxy voting services. Putnam also does not recall shares on loan to vote proxies.
Putnam may also determine to waive its voting rights or to enter into a voting agreement in connection with some specific equity investments, including privately placed securities. In these situations, the voting policy described above will not apply.

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and– most importantly– our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the costs to the client of voting outweigh the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues–T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.
Executive Compensation Issues–T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions–T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
 Corporate Social Responsibility Issues–Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.
Global Portfolio Companies–The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.
Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
 Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
  Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

UBS ASSET MANAGEMENT (AMERICAS) INC.
CORPORATE GOVERNANCE AND PROXY VOTING
POLICY AND PROCEDURES
1. Our approach to stewardship
At UBS Asset Management we believe that ESG factors can protect and enhance the value of our clients' investments by adding value to portfolios within the same risk/return profile. Sustainable investing is grounded in the broader use of material ESG information in the investment analysis process and the belief that such information will lead to better informed investment decisions.
Integral to this belief is that effective stewardship of our client assets is a core element of our fiduciary duty. We recognize that our clients expect us to ensure the alignment of our approach with their own investment beliefs, policies and guidelines.
UBS Asset Management's stewardship policy is our commitment to act as active owners of assets held and managed on behalf of our clients.
In this regard, in addition to being signatories to the UN Principles for Responsible Investment, we are also signatories to codes of best practice in respect of investor stewardship in Hong Kong, Japan, Taiwan and the UK. We have also endorsed the ISG US Stewardship Principles and ICGN Global Stewardship Principles.
Carrying out our stewardship responsibilities involves:
•Building relationships with companies through regular and on-going engagement;
•Tracking progress of our dialogue with companies;
•Voting on all resolutions globally, where practical, in line with clients’ statements of investment principles;
•Working with other shareholders where appropriate;
•Reporting to clients.
Engagement Practices
We believe that engaging with investee companies enables us to identify longer-term issues that drive company value and contribute to the success of the investment over time.
Our engagements often relate to the governance practices of companies, however there is increasingly a focus on longer-term sustainability trends that have a material impact on company performance, such as climate change, environmental management and human capital performance.
We aim to be engaged shareholders and encourage companies to have strong and effective governance and a high standard of corporate behavior. These efforts involve reaching out to both executive and, ideally, non- executive, board members in order to understand the company strategy and to provide our feedback on which measures can be taken to unlock long-term value and mitigate risk, when deemed necessary from an investment perspective
Proxy Voting
It is our belief that voting rights have economic value and should be treated accordingly. Where clients of UBS Asset Management have delegated to us the discretion to exercise the voting rights for shares they beneficially own, we have a fiduciary duty to vote such shares in the clients’ best interest and in a manner which achieves the best economic outcome for their investments.
Voting enables us to voice our opinion to a company on a broad range of topics and is a way of encouraging boards to listen to and address investor concerns. As a result we consider voting to be an important part of our oversight role and integral to both the investment process and our overall stewardship approach.
We vote globally in over 55 countries across both our actively managed and index/rules based passive strategies. We seek to vote all shares held consistently across our range of investments, in order to maximize the outcome of the vote.
As long-term shareholders we will generally seek to support current management initiatives. However where we have concerns with a company arising from our stewardship and engagement activities, or in relation to a particular resolution that we believe is not in the interests of our clients, we may choose not to support a particular proposal. This includes resolutions put forward by both company management and outside parties.
In some circumstances we may determine that the voting of a particular proxy would not deliver sufficient benefit to clients, in which case we may abstain or choose not to vote. This can include when there is documentation we are unable to provide, a requirement for a representative to physically attend a meeting in order to vote, or if the process of voting restricts our ability to manage a portfolio during the voting period.
2. Our ESGOur Environmental, Social and Corporate Governance (ESG) Guidelines
Overview and Key Principles
These guidelines describe the approach of our Equities, Fixed Income, Multi Asset and Investment Solutions investment areas to corporate governance, environmental and social factors during the exercise of voting rights on behalf of our clients (which include funds, individuals, pension schemes and all other advisory clients). They also apply to the listed real estate securities held within the Global Real Estate investment area.
We apply these guidelines globally, however they permit us the discretion to reflect local laws or standards where appropriate and enable us to take into account the diverse nature and investment autonomy of our capabilities.
Underlying our voting and ESG guidelines principles we have two fundamental objectives:
1. To act in the best financial interests of our clients to enhance the long-term value of their investments.
2. To promote best practice in the boardroom and ensure that investee companies are sustainable and successful.
While there is no absolute set of standards that determine appropriate governance under all circumstances, and no set of values that will guarantee ethical board behavior, there are certain principles which we consider are appropriate to protect the economic value of our clients' investments.
We have outlined below our expectations and will generally exercise voting rights on behalf of clients in accordance with the guidance and principles outlined in this document.
Board of Directors
We believe that good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.
Roles and responsibilities of the Board
Role of the Board
Key functions for the board include setting the company's strategy, providing oversight of management and ensuring the long-term sustainability of the company for all stakeholders. When setting the strategy the board should take into account short-term issues as well as long-term trends which may affect the company's business.
It is therefore essential that the Board operates effectively, is comprised of high caliber individuals with appropriate and diverse experience capable of providing good judgment and diligent oversight of the management of the company, preferably with an independent Chair.
When our view of management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.
Board responsibilities
For effective discharge of board responsibilities:
•The whole board should be fully involved in endorsing strategy and in all major strategic decisions (e.g. mergers and acquisitions);
•The non-executive directors should provide a challenging but positive environment for the executive directors;
The board should ensure that at all times:
•appropriate management succession plans are in place;

•the interests of executives and shareholders are aligned;
•the financial audit is independent and accurate;
•the brand and reputation of the company is protected and enhanced;
•a constructive dialogue with shareholders is encouraged;
•it receives all the information necessary to hold management to account.
Board Structure
Chair/CEO
An effective Chair is key to the success of a company. Our general view is that the positions of Board Chair and Chief Executive Officer should ideally be separated and held by two individuals.
We will usually vote to support proposals seeking to split these key roles where we believe it will lead to better company management.
In the following situations we may choose to support a lead director board structure:
•Where it is clear that the structure provides an appropriate counterbalance to the Chair/CEO;
•Where a clear explanation has been provided as to why an alternative structure is appropriate;
•Where the board meets our threshold for overall level of independence.
We will generally not support the election of an existing CEO moving to the position of Chair of the Board, except as an interim measure in exceptional circumstances when fully explained by the company.
Lead/Senior Independent Director
We will support the appointment of a Senior Independent Director who should be regarded as independent on appointment.
The Lead/Senior Independent Director can act as an intermediary for the other board directors but also as a liaison between the board and the company's shareholders.
We would expect the Lead/Senior Independent Director to have well defined responsibilities in order to be able to challenge the CEO and other executives.
Board Independence
Boards should have a balance of independent members in order to provide sufficient challenge and oversight of the Board's decisions and effectiveness.
Where we regard less than 50% of the board to be independent according to the criteria outlined below, we may elect to take the following voting actions:
•We may vote against the Chair of the Nomination Committee, or other Committee responsible for board appointments, in order to provide a signal that further board succession planning and refreshment is appropriate.
•If the overall average independence of a key board committee falls below our threshold requirements then we may determine that it is appropriate to vote against the Chair of the relevant committee, or a director serving on the committee who we regard to be non-independent.
When taking action we will regard a board member to be non-independent if they:
•Are the founder;
•Have been an executive of the company or any subsidiary over the last 3 years;
•Act as a partner, advisor, director or senior employee of a provider of material professional or contractual services to the company, or any of its subsidiaries over the last 3 years;
•Have close family ties with any of the company's directors or senior management;
•Have cross-directorships or significant links with other directors;

•Are a significant shareholder, or affiliated to a significant shareholder of the company;
•Have served on the board for longer than 12 years;
•Have entitlement to performance related pay, stock options, pensions or benefits via large donations to charities of the director's choice.
Nomination and Election process
Board committees form an important element of the operations of an effective board and we expect companies to adhere to best practice in relation to the composition and independence of key board committees.
The Nomination Committee may be comprised of both executive and non-executives, however we expect a majority of members of the committee to be independent.
When proposing the election of a director, the company should provide shareholders with sufficient information to enable us to make an informed decision. This should include the name and biography of the nominee, including skillset, experience and background of the nominee.
If details concerning the nominated individual has not been disclosed then we will not support the candidate's election to the board.
We encourage boards to publish an overall skill matrix for all current and prospective board members, to enable shareholders to determine the mix of experience, background and diversity of the board.
Such a matrix can be beneficial to the Nomination Committee and board in determining where there may be a gaps in knowledge.
Election systems
We support the practice of submitting directors' election annually on an individual basis. When directors are nominated through alternative slates we will support existing directors provided the board has sufficient independence.
Should that not be the case we will support the list with independent nominees when we believe it will improve the composition of the Board.
When the election of various directors is bundled under one voting item, we may vote against the resolution if we have concerns over the appointment of one or more directors and/or if there is a lack of independence of the board generally.
We will generally support proposals that permit shareholders to nominate directors for election to the board. We will also generally vote in favor of shareholder proposals requesting directors to be elected by a true majority voting system.
Employee representation
Where local market practices require it we will generally support the appointment of employee representatives to the Board.
Directors' term of contracts, including classified or staggered board systems
We are generally supportive of annual elections of directors and support proposals seeking to declassify the Board.
However, we will factor in local market requirements and practices and may not automatically vote against the election of a director on the sole basis of the duration of their contract.
Gender Diversity
We are strongly supportive of gender diversity at all levels within companies. We encourage companies to develop a policy and implementation plan to increase female representation at board level, in senior positions and in the workforce more widely.
More specifically, we expect all companies globally to have at least one female board member. In addition, in countries where local country specific guidelines are in place in respect of board diversity, we expect companies to meet relevant thresholds.
If either of these criteria is not met, we may vote against the election of the chair of the board nomination committee, or where such a committee is not in place any individual with the responsibility for determining board nomination.
Conflicts of interest and pledging of company stock
Where there is a clear conflict between management and shareholder interests, even in those cases where management has been effective, we may elect not to support company proposals.

We may not support the re-election of a director who has pledged a personal holding against loans or debts representing more than 10% of the issued share capital.
Size
We would generally vote to support proposals which seek to fix the size of the board and/or require shareholder approval to alter the size of the board. However we will vote against proposals to set the board size of more than 16 and less than 5 members.
Attendance
Attendance at board meetings is a clear requirement for all board members. We understand that there are often extenuating circumstances which may result in not all members being present, however we would usually not support the re-election of a director when the nominee has attended less than 75% of meetings for a second consecutive year without sufficient explanation.
External commitments
We expect that directors of public listed companies should be able to commit the required time to their responsibilities.
Where an individual has a high level of board positions, as an executive and/or non-executive, we will review their overall commitments.
We may examine other measures of effectiveness including attendance levels, relevance of skill set and types of position for a director holding multiple directorships. We will generally not support the election of a director who we consider holds an excessive number of overall positions.
Tenure
We favor boards which have a healthy rate of experience and renewal of non-executive directors. We may examine the circumstances surrounding board tenure when a majority of the directors have been in the current position longer than 12 years.
Succession planning
We would expect a company to have effective plans in place for the succession of both the non-executives and executives on the board. The Chair of the Board should pay particular attention to succession planning as part of their role.
Board discharge and poor practices
We will generally vote in favor of the resolution to discharge the Board unless there are significant concerns with regard to internal control, financial accounts or current investigation against directors.
We will vote against the election of a director convicted of market or accounting manipulation, fraud or corruption.
We will also not support the re-election of a director who received less than 50% of votes in favor when last due for election but who subsequently was retained on the board.
Proxy Contests
We review proxy contests on a case-by-case basis. We will study the rationale put forward by the contestant and each item on the contestant's agenda. We will carefully review the experience and expertise of the candidates, together with the response of the company. Although we may understand the contestant's perspective, the potential disruption to the board functioning and the company in general may lead us to support management.
However in cases where we believe that a change to the board would be in the best interests of all stakeholders we will support the nomination of the dissident.
Performance evaluation
We expect the board to maintain and enhance the reputation of the company and we will hold directors to the highest ethical standards.
We also expect the Board to be responsive to shareholders and engage with them regularly.
In cases where the board's performance has been questionable, or if the board ignored a previous shareholder vote which received majority support, we may abstain or vote against specific proposals or board members.

3. Shareholders' Rights
One share-one vote
We believe that votes at a company meeting should be determined on the basis of 'one share-one vote'. We will not support management initiatives to create dual classes of stock, which may serve to insulate company management from shareholder opinion and action, or which may transfer the full control over the company to one shareholder disproportionally to their economic interest in the company.
We generally support shareholder proposals to eliminate dual class schemes and will not support cumulative voting proposals or the introduction of double voting rights.
Additional shareholder rights
We generally support resolutions which are designed to provide additional rights to shareholders. We will support shareholder proposals to reduce supermajority voting limits and support proposals calling for confidential voting.
We may support proposals that allow shareholders to act by written consent and which give the right to shareholders to call a special meeting, provided they are not overly restrictive.
Disclosure
Companies should act and disclose information to its shareholders in a manner as transparent as possible.
We expect companies to disclose any relevant materials ahead of a General Meeting, allowing sufficient time for shareholders to review, analyze and engage upon the information disclosed. In certain instances when we do not have enough information, we may abstain from voting or vote against a particular proposal.
Poison pills
We are not supportive of anti-takeover mechanisms as they undermine shareholders' rights to make a decision over their own investments. We believe that poison pills should be voted on by shareholders and we will generally support attempts to bring them before a shareholders' vote. We may also elect not to support directors who implemented a poison-pill or changed the company's bylaws without seeking prior shareholder approval.
Similarly, we generally do not support any proposals which authorize the issuance of new stock without defined terms or which have conditions that are intended to thwart a take-over or restrict effective control by shareholders.
Bundled items
In addition to providing transparent explanations with sufficient time ahead of a General Meeting, companies are expected to submit resolutions on an individual basis and not to bundle items under one resolution. The practice of combining resolutions leaves shareholders with an all or nothing choice.
We will generally vote against proposals which bundle several voting items under one when we have concerns on at least one of the items.
4. Capital
Capital allocation
One of the key responsibilities of the board is to allocate capital appropriately in order to drive forward the company's business, generate growth and create value for both its shareholders and all stakeholders.
We pay particular attention to the board's ability to allocate capital well and may vote accordingly when we see that this is not the case.
Dividend policy
We will generally support management proposals to approve the dividend unless we have concerns regarding the overall level set for payment, or balance between return for shareholders and future capital investment.
Share issuances
Any new share issuance should require shareholder approval. We will support only reasonable share issuance authorities that would not lead to significant dilution for existing shareholders. We will generally only support requests for issuance of equity capital up to an aggregate maximum of 20% of existing share capital, of which 10% may be issued without pre-emptive rights. In specific circumstances we may approve a share issuance in excess of this limit if it is linked to a specific transaction that we are supportive of.

Similarly, we will only support reasonable authorities for the issuance of convertible instruments. Any new debt demand will also be closely monitored and we will generally sanction any potential excessive increase in debt where there is insufficient justification, particularly where convertible instruments may lead to dilution for existing equity shareholders and which exceeds our 20% limit for equity issuance.
Share buy-backs
We will typically support company proposals to implement a share buyback program up to a limit of 15% of the existing issued capital. Ideally share buy-back proposals should lead to cancellation of the shares, to prevent re-issue without authority from shareholders.
Mergers, acquisitions, asset disposals
Each will be considered and reviewed on a case-by-case basis, with a decision taken based upon whether value is being created for shareholders and if the transaction proposed has strategic merit for the company.
Based on our research and analysis, we may then elect to support transactions which increase shareholder value in the longer term, and may vote against proposals that do not.
5. Audit and Risk Oversight
Board oversight
The board is responsible for the company's audit and risk structure. It is therefore vital that the board appoints an Audit/Risk Committee.
The Audit/Risk Committee has a key role, with direct responsibility for the integrity of financial statements, audit quality and robustness of internal controls. Thus, objectivity, independence and accounting/audit/ financial expertise is crucial.
We therefore expect at least 2/3 of the non- executive directors serving on this committee to be regarded as independent. However in the UK we expect the entire committee to be comprised of independent directors. If this is not the case, we may vote against the election of a non- independent director who is a member of the Audit Committee.
Companies which are exposed to significant risks, such as financial institutions, would be expected to appoint a separate Risk Committee.
Internal audit
Companies should have a robust internal audit system with a clear process to identify any potential risks and to manage these risks. We expect companies to have a transparent internal risk reporting process.
External or Statutory auditor
Companies should appoint independent external auditors to review the financial statements and accounts. We will support the appointment by the board of external auditors if we believe auditors are competent and professional, subject to periodic review.
Where it is identified that the external audit company has failed to raise pertinent issues or is under investigation for misstatements we may not approve their re-appointment.
If a company does not rotate the audit partner in line with national best practice requirements then we may elect to vote against the Chair of the Audit Committee. We may also vote against the Chair of the Audit Committee of UK companies when the audit services have not been put to tender after 10 years.
For Japanese companies, we will vote against the appointment of the internal or non-independent outside statutory auditor if less than half of the statutory auditors are classified as independent.
Remuneration of auditors
We may not support the re-appointment of auditors or approval of auditor remuneration where the total level of non-audit fees exceeds audit related fees for the second successive year without a valid explanation.
Transparency and financial reporting
Where a company does not provide their Report and Accounts signed off as complete by a qualified auditor ahead of the General Meeting we may decide not to support any proposal to approve the company's financial statements.
Should the company receive a qualified opinion of the report and accounts we expect the company to provide a full and satisfactory explanation.

If this is not the case we may vote against any proposals to approve the report and accounts, the associated discharge of directors or nomination of members of the audit committee.
6. Remuneration
General principles
Fundamental to all schemes and pay structures is the underlying principle that compensation should be aligned with the performance and the strategy of the company and the outcomes for shareholders.
Companies should seek to design their remuneration policies and practices in a manner that suits the needs of the particular company given the sector and business environment it operates in.
We do not require companies to automatically adopt the same approach as peers and will not automatically penalize companies that implement structures that differ from market practice.
However, where remuneration practices differ substantially from usual standards we expect a company to provide a clear explanation of how the structure is in shareholders’ long-term economic interests.
We expect remuneration schemes to:
•Contain an appropriate level of fixed pay;
•Include both short and long-term elements in respect of any variable awards. The expected value of long-term awards granted should exceed those of short-term awards;
•Encourage a long-term perspective - with the measurement period for the long-term bonus element to be at least three years, with executives encouraged to hold shares for a further period, particularly for those in the financial sector;
•Include stretching performance hurdles that are designed to promote sustainable value creation in line with the strategy of the company, which are not based solely on financial or accounting ratios;
•Require a high level of personal shareholding to ensure alignment of interest with shareholders;
•Enable the remuneration committee sufficient flexibility to make adjustments as a result of unintended outcomes from plans.
When determining if we will support a remuneration scheme we will evaluate the above criteria and the overall approach to compensation taken by the company. Where we identify concerns we may not support a remuneration scheme.
Common reasons for this include:
•When we identify a misalignment either during the reporting year or over a period of time between maximum remuneration outcomes and company performance;
•When the company has not clearly outlined the correlation between the remuneration scheme and shareholder value;
•If a salary increase has been awarded of greater than 10% without a reasonable explanation.
•When disclosure is less than market best practice, including where the company requests permission not to disclose individual director's remuneration;
•Where the company uses discretion in awarding a one-off variable pay award without sufficient explanation;
•Where the company has not disclosed a sufficient explanation for a retention or recruitment payment, or where a recruitment payment is not performance based;
•If we determine that remuneration is high in relative to peers without appropriate rationale or explanation, including the selection and appropriateness of the company’s selected peers;
•When vesting conditions are not deemed appropriate or sufficiently challenging;
•Where no mention of the use of performance criteria for the vesting of long-term awards is provided or the company states there will not be any disclosure of performance criteria;
•In situations where the long-term incentive plan allows for re-testing, or the company amends performance criteria retrospectively during the term of the scheme;

•Where less than 50% of a long-term incentive award is subject to performance conditions, or have a vesting period of less than 3 years;
•If the company has used a benchmarking exercise as an reason to raise the pay of executives without wider explanation;
•When the salary of an incoming Chief Executive is positioned higher than that of their predecessor without an adequate explanation;
•If the company does not respond to shareholder concerns that have been raised in a previous vote upon remuneration;
•Severance packages which exceed 2 years fixed salary plus average bonus pay;
•Pension contribution rates exceed 30% of fixed salary;
•When multi-year guarantees for salary increase, bonuses or equity compensation have been provided.
•In markets where clawback policies are best practice, we may vote against any scheme where a clawback provision is not part of the remuneration scheme.
Remuneration/Compensation Committee
We expect the board to appoint a specific committee to manage the compensation approach of the company.
Compensation should be set according to industry and market standards, taking advice from benefits consultants where appropriate.
The Remuneration/Compensation Committee should be comprised only of non-executive directors and we will generally not support the election of an executive director who serves on this committee.
A majority of the non-executive directors serving on the committee should be regarded as independent, as per the criteria outlined above. However for UK companies we expect the entire committee to be comprised of independent directors, in line with best practice.
When determining the level of overall compensation to be paid to executives the compensation committee should:
•Only pay what is necessary and seek to avoid excessive awards;
•Determine the appropriate compensation level that is required to attract, retain and reward competent directors and executives and who are fundamental to the long-term sustainable growth of the company;
•Implement a scheme which is simple in structure and able to be explained to shareholders in a concise manner, preferably with only one long-term element;
•Ensure that changes to executive remuneration are aligned with the remuneration policy of the workforce in general;
•Disclose how the remuneration policy is aligned with the strategy and incorporate long-term performance measures;
•Ensure that the remuneration policy is sufficiently aligned with shareholder interests;
•Take into account shareholder feedback and previous voting results and re-evaluate remuneration plans that did not receive positive shareholder support;
•Disclose when remuneration consultants have been used, including the cost of retaining such services;
•Avoid retention awards or appointment inducements where possible and in the event that these are granted provide a clear explanation as to the justification;
•Only use benchmarking to establish a frame of reference for what competitors are paying, rather than as a mechanism for matching pay to peers;
•Select peers that are broadly comparable to the company;
•Explain where discretion has been used to adjust awards upwards or downwards based upon company performance.
Where a company has received greater than 20% of votes against their remuneration votes in 2 consecutive years, we may seek to vote against the Chair of the Remuneration Committee if the company has made no commitment to make positive changes during that time.

Remuneration transparency
We expect that all senior management and board compensation should be disclosed within the annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.
Frequency
Compensation plans should be kept simple and put to shareholders vote on a regular basis, preferably on an annual basis.
Performance Conditions
We would expect part of the compensation package to be attached to stringent performance conditions, with an appropriate balance between fixed and variable elements and between short- and long-term incentives. We may vote against a compensation program if it is not adequately tied to a company's fundamental financial performance, if is too vague or not in line with market practice.
Share/Options awards
Where we determine that company and/or management's performance has not been satisfactory we may object to the issuance of additional shares for the purposes of executive remuneration, such that management is rewarded for poor performance or further entrenches its position.
We will also closely monitor the level of share awards granted to Executive Directors and may not support overly dilutive plans.
We will generally only support directors being granted share awards when joining a new company provided that these have been issued on a like-for-like basis of awards foregone at a previous company. Stock option grants should not be open to retesting or be awarded at a discount. In order to increase reporting transparency we believe stock options should be expensed.
Workforce remuneration
We would generally support employee share plans unless company disclosure is insufficient for shareholders to make an informed decision, if dilution is outside reasonable limits or should the grant conditions be unsatisfactory.
Golden parachutes
Golden parachutes will be closely scrutinized and we will look at the company's history of compensation policies as well as the management's performance. We would expect these plans to have double trigger conditions and not to allow automatic vesting or tax gross-ups.
Non-executive directors' remuneration
Non-employee or non-executive compensation should ideally be paid via a cash salary. In the event that a company elects to grant shares to non-executives these should not be in the form of stock options or with links to specific performance conditions, in order to maintain the independence and objectivity of the recipient.
We may exceptionally support stock option grants to non- executive directors only when we determine that the company's circumstances justify it.
7. Environmental and Social Matters
Board oversight
Environmental and social risks can create significant impacts on the reputation, financial stability and sustainability of a company.
It is therefore essential that the Board has a robust policy and control process in place to manage these risks. The Board should ensure that it is aware of these issues, to enable the company to manage risks and benefit from any opportunities which may negatively/positively impact the company's business. We are generally supportive of the creation of a specific committee on the Board covering sustainability risks and opportunities.
Environmental and Social issues may not be topics which are regularly submitted on the agenda of General Meetings. However we will often discuss such topics during our meetings with companies where we believe they have economic relevance to the investment.
Shareholder proposals related to ESG factors
We may vote in favor of proposals put forward by shareholders that seek to promote good corporate citizenship and environmental stewardship, while enhancing long-term shareholder and stakeholder value.

Such proposals might refer to, but are not limited to, sustainability disclosure, human capital management, diversity, supply chain's labor standards, bribery and corruption, climate change, water and deforestation.
In determining votes on shareholder social and environmental proposals, the following factors are considered:
•Whether the proposal itself is well framed and reasonable;
•Whether adoption of the proposal would have either a positive or negative impact on the company's short- term or long-term share value;
•The percentage of sales, assets and earnings affected;
•Whether the company has already responded in some appropriate manner to the request embodied in a proposal;
•Whether the company's analysis and voting recommendation to shareholders is persuasive;
•What other companies have done in response to the issue;
•Whether implementation of the proposal would achieve the objectives sought in the proposal.
Companies disclosures on environmental policies and risks
We expect companies to have a strategy for reducing carbon emissions, to be clear about goals, and to report on progress. We will generally support proposals that require companies to report to shareholders, at a reasonable cost and excluding proprietary data, information concerning their potential liability from operations that contribute to global warming, their policy on climate risks and opportunities and specific targets to reduce emissions (where such targets are not overly restrictive).
We will generally support proposals that require, or request, information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives, including the recommendations of the Financial Stability Board's Task Force on Climate Related Financial Disclosures (TCFD).
In the following circumstances we may choose not to support specific proposals:
•When the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•When the company has already responded in an appropriate and sufficient manner in previous years and the requirements are duplicative of existing reporting;
•Where the proposal request is unduly burdensome or overly prescriptive.
We may choose to vote against the Board Chairman of a company when we determine that sufficient progress has not been made on specific topics raised during our engagement with companies, in particular in relation to climate change matters discussed as part of our climate related engagement program.
8. General Corporate Governance matters
Country or regional jurisdiction
Where management have chosen to request the approval of shareholders to change the state or country of incorporation of the company we will consider the background to the proposal and background to the change.
If we consider the move is motivated solely to entrench management or restrict effective corporate governance we may not support the request.
Political donations
We will generally not support company proposals allowing companies to make political donations and will support shareholder proposals requiring companies to be transparent concerning such donations.
Corporate Lobbying
In general, we will support seeking greater transparency on company lobbying, except where covered by existing legislation and where the company meets such regulation, unless there is a direct reputational risk.
For UK listed companies we may support proposals put forward by companies to make contributions to industry associations that fall under the technical scope of EU legislation, provided that a defined materiality threshold and limit has been disclosed, in line with market practice.

Financial assistance and related party transactions
We will generally not support management proposals seeking to provide financial assistance to specific third party linked entities, unless a clear rationale has been provided.
We will sanction related party transactions that are not in line with shareholders' interests and/or when disclosure is below best market practice.
Articles of Association
We will generally not support a resolution when a lack of disclosure results in shareholders not being able to make an informed voting decision.
Shareholder proposals
We will review shareholder proposals not covered elsewhere in this policy on a case-by-case basis and may choose to support a resolution raised if we believe it to be in shareholder's interests.
We may choose not to support proposals which are too binding or may restrict management's ability to find an optimal solution. We will also endeavor to assess management's initiatives to mitigate the issue raised.
Appendix 1
Stewardship Committee
UBS Asset Management has established a Stewardship Committee. The Committee will be chaired by the Head of Investments, who will set the membership and who may invite other attendees to present information or offer subject matter expertise on pertinent subjects and may appoint other standing attendees.
The Chair is responsible for:
•Setting the Committee agenda;
•Leading the Committee activities and meetings;
•Appointing the Committee Secretary;
•Following Stewardship Committee approval, facilitating the approval by the UBS AM Executive Committee of any changes to this Proxy Voting policy;
•Following Stewardship Committee approval, facilitating any further business approval of membership of any organization that UBS AM plans to join in relation to ESG/ Stewardship.
The Committee Chair (Head of Investments) will escalate risks and issues in a timely and constructive manner to the President of Asset Management and Head of C&ORC, as appropriate.
The Chair will further escalate any relevant issues to the appropriate legal entity Management Committee/ Front to Back Committee for specific impacted legal entities, as described in the formal Terms of Reference.
The Stewardship Committee shall have authority over funds and discretionary client mandates where the traditional business of UBS AM has been granted voting authority. Where a fund specific board has underlying responsibility for voting rights this committee will inform the relevant fund board of the decisions and actions taken, upon request.
The Committee Members are responsible for:
•Approving/ resolving proxy votes that are proposed to deviate from UBS Proxy Voting policy guidelines, including where we vote upon shares held in UBS Group on behalf of client portfolios.
•Reviewing and approving votes where the Sustainable Investing team is unable to reach consensus with and among the portfolio management teams.
•Reviewing and approving membership of any organization that UBS Asset Management intends to join in relation to ESG/ Stewardship.
•Review and approve requests to participate in the filing of a shareholder resolution.
•Reviewing and approving the Proxy Voting policy annually, including any changes to scope of country coverage, and approving updates as required.

The Committee shall meet quarterly. In addition, ad-hoc meetings may be held at the discretion of the Chair should something arise that warrants Committee review. The Committee can also perform duties on ad-hoc basis via email, as required, in respect of voting approvals.
Votes in respect of approval of votes proposed to deviate from UBS Proxy Voting policy shall be representative of a majority of votes cast (4 at least out of the 6). If a committee member is not available, a deputy may represent a member in terms of voting, and if no vote is received from either the member or the deputy within the time limit, then the decision will be determined by the majority of votes by the deadline.
The Chair appoints the Secretary of the Committee, who is responsible for preparing and collating the Committee documentation, and maintaining the agenda, minutes, action and risk logs. Minutes record all decisions taken and all actions agreed. Minutes are circulated to Committee members, attendees and such other persons as the Chair determines.
When important or complex matters are to be dealt with at a meeting, the member putting forward the proposal must provide the Committee Secretary with appropriate documentation sufficiently beforehand. The Committee Secretary is responsible for distribution to the Committee. Minutes are formally approved during the course of the immediate following Committee meeting.
Interaction with Company and Board of Directors
In seeking to have a good understanding of the companies in which we invest we will seek to have regular dialogue and meetings with company management. This may involve our fundamental investment analysts, portfolio managers, sustainability analysts and stewardship specialists.
These meetings enable us to:
•Have discussions regarding corporate strategy and objectives;
•Make an assessment of management's performance;
•Monitor a particular company's development over time and assess progress against our expectations as investors; and
•Outline what our expectations are and explain our view on important issues.
Formal Communications with Company Boards
Nothing in this document should be interpreted as to prevent dialogue with an investee company and/or its advisers by a sector or industry analyst, sustainability or governance specialist or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.
Where we suspect that a governance structure in place may negatively impact the long term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.
If action is considered necessary, we will attempt to arrange a meeting with one or more non-executive (outside) directors to gather additional information, learn more about the company's corporate governance practices and communicate our concerns.
If action is considered necessary, we will attempt to arrange a meeting with one or more non-executive (outside) directors to gather additional information, learn more about the company's corporate governance practices and communicate our concerns.
If it is determined that appropriate corporate governance practices are not present or are unlikely to be put in place, then we may:
•Formally communicate our views to the Chair of the Board or the full Board of Directors;
•Reflect our positions through our votes at the shareholders' general meeting ;
•Contact other shareholders regarding our concerns;
•Divest or change our position in the company.
Any such steps may only be taken in compliance with applicable legislation.
Contacting the Media
UBS Asset Management generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to the policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, should be directed via our UBS Media Relations / Communications groups, who will determine, in liaison with our Compliance officers, if there is to be an exception to this policy.
Proxy Voting Process
We have established a dedicated Stewardship team, which is responsible for the execution and management of our proxy voting process.
The team shall:
•Take necessary steps to determine that we have received ballots for all accounts over which we have voting authority and where we intend to vote;
•For controversial proxy matters instruct relevant parties to recall, if possible and practical, securities that are currently on loan so that they may be voted upon;
•Implement procedures to identify potential conflicts and vote such proxies in accordance with our Conflict of Interest process;
•Implement procedures to vote proxies in accordance with a client direction if applicable;
•Represent UBS Asset Management on relevant market working groups with the view to improving best practices in the area of investor stewardship and voting. Participation will be approved by the Stewardship Committee.
Proxy Voting Disclosure Guidelines
Upon request or as required by law or regulation, UBS Asset Management will:
•Inform the company (not their agent) where we have decided to vote against any material resolution at their company. Companies may also be provided with the number of shares we own in them.
•Respond to a proxy solicitor or company agent acknowledging receipt of the proxy materials, inform them of our intent to vote and if, at that time, whether we have voted or not. We will not disclose the manner in which we have voted or the number of shares we own in a company.
•Disclose to a client or client's fiduciaries, the manner in which we exercised voting rights on behalf of the requesting client.
•Inform a client of our intended vote.
Disclaimer
Disclaimer– In some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Compliance & Operational Risk Control Department will be contacted to ensure adherence to UBS Asset Management Corporate Governance principles. See Proxy Voting Conflict Guidelines below.
Other than as described above we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy.
We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chair of the Stewardship Committee and regional Compliance & Operational Risk Department.
Proxy Voting Reporting
Our aggregated voting record is disclosed on a quarterly basis and available on our website at the following link:
https://www.ubs.com/global/en/asset-management/investment-capabilities/sustainability.html
For our regulated funds in the USA, Canada and Australia we also disclose our voting record on a fund- by-fund basis, which is also posted to our website.
Proxy Voting Conflict of Interest Procedures
UBS Asset Management is a wholly owned subsidiary of UBS Group AG, a leading publically listed financial services group.

We are committed to acting in a consistent and transparent manner. Our principal objective when considering how to vote, or whether to engage with a company, is to ensure that we fulfil our fiduciary duty by acting in the interests of our clients at all times.
Situations where actual and potential conflicts of interest can arise include where:
•The interests of one client conflict with those of another client of UBS Asset Management;
•UBS Asset Management invest on behalf of our clients in publically listed shares of UBS Group AG;
•The listed company whose shareholder meeting is being voted upon is a client of UBS Asset Management;
•Affiliates within the wider UBS Group act as advisor to the company;
•Board members of UBS Group AG serve on the board of an external public company, where UBS Asset Management shall be voting upon their election to the board;
•The interests of an employee of UBS Asset Management directly conflict with the interests of a client of UBS Asset Management.
In addition to the Proxy Voting Disclosure Guidelines above, UBS Asset Management has implemented the following guidelines to address potential conflicts of interest that arise in connection with our exercise of voting rights.
•We exercise voting rights in line with UBS Principles and retain a record of any deviation from UBS policies;
•Where UBS Asset Management is aware of a conflict of interest in voting a particular proxy, a vote will be cast in line with UBS policy guidelines, unless it is identified that such a vote would not be in the best interests of our clients. In that event the Stewardship Committee will be notified of the conflict and will review whether a vote not in line with UBS policy guidelines would be in the best interests of clients and remains consistent with UBS Principles. This includes where UBS Asset Management is invested into publically listed shares of UBS Group on behalf of our clients;
•As it relates to the voting of UBS shares we will vote in accordance with our internal conflict process, as with all other companies we invest in for clients. This is based upon UBS Asset Management policies and principles. We shall document the rationale for our vote. Exceptions to this policy may be appropriate or necessary where the Stewardship Committee determines that it is prudent to engage an independent fiduciary to manage the voting decision and/or process.
•In the event that UBS Asset Management are responsible for voting rights over a client portfolio that is invested into units of a publically traded UBS investment or mutual fund any such voting rights will not be exercised in the event that the fund announces a meeting of unitholders. In such cases any voting rights must be exercised directly by the external client or end beneficiary;
•Under no circumstances will our proxy voting decisions be influenced by our general business, sales or marketing, with impacted functions remaining outside of our voting decision process;
•UBS Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. UBS officers are not permitted to discuss voting intentions with an Affiliate and if they are contacted by an Affiliate, contrary to our policy, the contact will refer the matter to our Compliance & Operational Risk group. The Chair of the Stewardship Committee will be advised, who will in turn advise the Chief Risk Officer. In specific circumstances our Compliance group may discuss the matter with their counterparts at Affiliates;
•UBS provide specific and periodic training for employees outlining their responsibilities in relation to conflicts of interest;
•Where UBS Group has provided seed capital to a fund of UBS Asset Management (UK) Ltd any voting rights arising from such capital will not be exercised;
Disclaimer
Legal and Compliance & Risk personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers. In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.

Record Keeping
UBS Asset Management will maintain records of proxies voted. Such records include copies of:
•Our policies and procedures;
•Proxy statements received;
•Votes cast per client;
•Number of shares voted;
•Communications received and internal documents created that were material to the voting decision and;
•A list of all proxies where it was determined a potential conflict existed and any written rationale created or approved by the Stewardship Committee supporting its voting decision.
Use of proxy voting advisory services
In order for us to meet our stewardship responsibilities it is essential that we have access to accurate information regarding the corporate governance structure, ESG practices and shareholder meetings of operating companies in which we invest on behalf of our clients and funds.
Taking into account the number of operating companies invested across our range of capabilities, we use the services of a specialist provider for a number of services, to supplement our own assessments.
We have selected Institutional Shareholder Services (ISS) to provide proxy advisory services. ISS are a leading proxy advisory firm, with the appropriate competency, capacity and systems to provide this service on a global basis.
The proxy voting related research and recommendations provided to us by ISS are based upon the proxy guidelines contained in this policy document. We do not delegate our voting responsibilities to ISS and retain full discretion when determining how to vote shares held for our clients and funds.
We regularly monitor the services provided to us by ISS and other external vendors, including performing an annual due diligence on the compliance policies, controls, procedures and quality of service provided.
We further require information regarding how the vendor manages any conflicts of interest that may arise through certain affiliations or business practices.
Appendix 2
Special Disclosure Guidelines for Registered Investment Company Clients
Registration Statement
Management is responsible for ensuring the following:
•That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement;
•That the SAI disclosure includes the procedures that are used when a vote presents a potential conflict between the interests of Funds' shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Funds, their investment adviser, or principal underwriter, on the other;
•That the SAI disclosure states that information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Funds' website, or both; and (ii) on the Securities and Exchange Commission's (Commission) website. If a request for the proxy voting record is received, the Funds must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practical after filing the report with the Commission, and must remain available on the website as long as the Funds disclose that it is available on the website.
Shareholder Annual and Semi-annual Report
Management is responsible for ensuring the following:
•That the Funds' shareholder reports contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the Funds' websites if applicable; and (iii) on the Commission's website. If a request for the proxy voting record is received, the Funds must comply within three business days by first class mail;
•That the report contain a statement that information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Funds' websites, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Funds must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practical after filing the report with the Commission, and must remain available on the website as long as the Funds disclose that it is available on the website.
Form N-PX
Management is responsible for ensuring the following:
•That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. The Commission's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing;
•That the N-CSR disclosure includes the procedures that are used when a vote presents a potential conflict between the interests of Funds' shareholders, on the one hand, and those of the Funds' investment advisers or principal underwriters, on the other hand.
•That the securities lending agreement used by the Funds will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund or Funds making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have material effect on the applicable Fund's investment in the loaned security;
•That each Fund files its complete proxy voting records on Form N-PX for the 12-month period ended June 30 by no later than August 31 of each year;
•That any material issues arising in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX are reported to the Funds' Chief Compliance Officer (“ Funds' CCO”).
Oversight of Disclosure
•The Funds' CCO shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds' CCO shall recommend to the Fund Boards any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that the Fund complies with relevant federal securities laws.
Appendix 3
Responsible Parties
The Chief Compliance Officer of UBS Asset Management (“Adviser's CCO”) or his/her designees shall be responsible for monitoring and enforcing this policy.
Documentation
Monitoring and testing of this policy will be documented in the following ways:
•Annual review by Funds' CCO and Adviser's CCO of effectiveness of this policy and associated procedures;
•Annual Report of Funds' CCO and Adviser's CCO regarding the effectiveness of this policy and associated procedures;
•Periodic review of any proxy service vendor by the Funds' CCO and Adviser's CCO;
•Periodic review of any proxy votes by the Regional Committee for the Americas.
Compliance Dates
•File Form N-PX by August 31 for each registered investment company client;
•Annual review by the Funds' CCO and Adviser's CCO of the effectiveness of these procedures;
•Annual Report of Funds' CCO and Adviser's CCO regarding the effectiveness of these procedures,
•Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable.

Other Policies
Other policies that this policy may affect include:
•Recordkeeping Policy,
•Affiliated Transaction Policy,
•Code of Ethics.
Risks Addressed by this policy
This policy is designed to address the following risks:
•Failure to provide required disclosures for investment advisers and registered investment companies.
•Failure to identify and address potential conflicts of interest.
•Failure to provide adequate oversight of third party service providers.
•Failure to vote proxies in the best interests of clients and funds.
Scope
UBS Asset Management is a large-scale asset manager, providing traditional, alternative, real estate, infrastructure and private equity investment solutions to private clients, financial intermediaries and institutional investors worldwide. With a number of investment areas and a range of strategies within each area, the approach to ESG issues necessarily varies across the firm and, to some extent, across countries/regions according to local market customs and client needs.
This document focuses on our approach utilized for the overwhelming bulk of our traditional equity capabilities. Our general approach described here is subject always to any client-specific instructions or restrictions and/or following any local laws or standards applicable in the domiciles of assets or funds.
For further information regarding this policy please contact the Stewardship team, per below.
+44-(0)20 7901 5188
dl-si-research-stewardship@ubs.com

WELLINGTON MANAGEMENT COMPANY LLP
GLOBAL PROXY POLICY AND PROCEDURES
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal i n the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guideline s. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long- term investment performance for each client.
STATEMENT OF POLICY
Wellington Management:
1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)
Votes all proxies in the best interests of the client for whom it is voting.
3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the clien.
RESPONSIBILITY AND OVERSIGHT
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third -party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204 -2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Dated: 1 September 2020
WELLINGTON MANAGEMENT COMPANY LLP
GLOBAL PROXY VOTING GUIDELINES
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients..
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities - engaging with companies and voting proxies on our clients’ behalf - is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may aff ect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
Engagement
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.
As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
Board Engagement
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness— which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Please see Wellington’s Engagement Policy for more information.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
VOTING GUIDELINES
Board composition and role of directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members.

Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local marke t regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board— including statutory auditors— is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self -oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board diversity
We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.
We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.
We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.
Director attendance and commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority vote of election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.

Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
•Alignment - We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
•Transparency - We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
•Structure - The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
•Accountability - Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
AUDIT QUALITY AND OVERSIGHT
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER VOTING RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank -check preferred shares (see below).
Multiple voting rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.

We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
CAPITAL STRUCTURE AND ALLOCATION
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions whe re ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.
ENVIRONMENTAL AND SOCIAL ISSUES
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change pose s a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate culture, human capital and diversity & inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well-articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results - both positive and negative - so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male -only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.
Stakeholders and risk management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities -the negative effects that companies can have on society through their products, cultures, or policies - into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.

Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
CONCLUSION
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.

GREAT-WEST FUNDS, INC.
Great-West SecureFoundation® Balanced ETF Fund
Class A Ticker: SFBPX
(the “Fund”)

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
This SAI is not a Prospectus. It contains information in addition to the information in the Prospectus for the Fund. The Prospectus for the Fund contains the basic information you should know before investing in the Fund. This SAI should be read together with the Prospectus for the Fund, dated April 30, 2021. Requests for copies of the Prospectus should be made by writing to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling (877) 925-0501, by viewing https://securefoundationsmartfuture.com , or by contacting your broker-dealer or other financial intermediary. The financial statements, appearing in the Annual Report, are incorporated into this SAI by reference. Copies of the Annual Report are available, without charge, and can be obtained by calling (877) 925-0501 or at https://securefoundationsmartfuture.com.
April 30, 2021

INFORMATION ABOUT GREAT-WEST FUNDS AND THE FUND
Great-West Funds, Inc. (“Great-West Funds”) is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. Great-West Funds is a Maryland corporation that organized on December 7, 1981 and commenced business as an investment company on February 5, 1982. Great-West Funds was formerly known as Maxim Series Fund, Inc. The name change to Great-West Funds occurred on September 24, 2012. Great-West Funds offers 55 funds. This SAI describes the Great-West SecureFoundation® Balanced ETF Fund (the “Fund”). Other funds of Great-West Funds are described in another SAI.
The Fund's Class A shares have a front-end sales load.
Fund shares are available through certain broker-dealers, custodians or trustees of Individual Retirement Accounts (“IRAs”), or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available (each, a “financial intermediary”).
Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as the investment adviser to Great-West Funds.
Non-Diversified Fund
The Fund is considered “non-diversified” because it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund may be more sensitive to changes in the market value of a single issuer or industry.
INVESTMENT LIMITATIONS
Fundamental Policies
Great-West Funds has adopted limitations on the investment activity of the Fund which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund. “Majority” for this purpose and under the Investment Company Act of 1940, as amended (“1940 Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all limitations that apply to the Fund is set forth below.
1. BORROWING. The Fund will not borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with the Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, the fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
2. COMMODITIES, FUTURES, AND OPTIONS THEREON. The Fund will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). Great-West Funds does not consider currency contracts or hybrid investments to be commodities.
3. INDUSTRY CONCENTRATION. The Fund will not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction.
4. LOANS. The Fund will not make loans, although the Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.
5. REAL ESTATE. The Fund will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
6. SENIOR SECURITIES. The Fund will not issue senior securities except in compliance with the 1940 Act.
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7. UNDERWRITING. The Fund will not underwrite securities issued by other persons, except to the extent the Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.
All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 2 above.
The 1940 Act prohibits a fund from issuing any senior securities, except for certain borrowings. The SEC staff has broadly interpreted senior security to include any type of transaction with the potential for leverage, including certain futures, options and other derivatives transactions, short sales, the purchase of securities on a when-issued or delayed-delivery basis or similar transactions with leverage potential. The SEC staff has indicated that transactions with the potential for leverage will not be treated as prohibited senior security issuances if the fund follows certain procedures to prevent losses from the potential leveraged aspect of these transactions. These procedures generally require the fund to segregate cash or liquid securities equal in value to the fund’s potential exposure from the transaction or to cover the transaction through ownership of the instrument underlying the transaction.
Operating Policies
Great-West Funds has also adopted the following additional operating restrictions that are not fundamental and may be changed by Board of Directors of Great-West Funds (the “Board”) without shareholder approval.
Under these policies, the Fund will not:
1. Enter into commodity futures or commodity options contracts, or swaps, if, with respect to positions in commodity futures or commodity options contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;
2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;
3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;
4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs, except that the Fund may purchase securities of issuers which invest or deal in the above.
INVESTMENT POLICIES AND PRACTICES
The investment objective, investment strategies, and principal risks of the Fund are described in its Prospectus.
The Fund normally invests primarily in shares of exchange-traded funds and may also invest in other mutual funds (“Underlying Funds”), as described in the Prospectus. The Underlying Funds, in turn, invest directly in securities (such as stocks and bonds). The investment techniques described below may be pursued directly by the Underlying Funds or, in certain circumstance, by the Fund directly. The Fund is subject to the risks described below indirectly through its investment in the Underlying Funds. The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used. An Underlying Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund’s investment objective, policies, and restrictions described in the Underlying Fund’s prospectus and/or statement of additional information, as well as the federal securities laws.
In addition to investing in Underlying Funds, the Fund may invest a portion of its assets directly in derivatives, such as futures, for cash management purposes and to gain exposure to securities in the underlying index pending investment in Underlying Funds. The Fund also may hold a portion of its assets in U.S. government securities, money market funds, and cash or cash equivalents for cash management purposes. To the extent the Fund invests directly in securities, the Fund will be directly subject to the applicable risks described below.
This SAI contains supplemental information about those strategies and risks and the types of securities that may be selected for the Fund or an Underlying Fund (for purposes of this “Investment Policies and Practices” section, each, a “fund”). Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the Fund’s investment policies set forth in its Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.
Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security
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values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Bank Loans. Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies that are involved in bankruptcy proceedings. A fund will generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis. The market for bank loans may not be highly liquid and a fund may have difficulty selling bank loans. These investments expose a fund to the credit risk of both the financial institution and the underlying borrower.
When a fund purchases an assignment, the fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by the fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the fund to receive scheduled interest or principal payments may adversely affect the income of the fund and may likely reduce the value of its assets, which would be reflected by a reduction in the fund’s NAV. Assets allocated to bank loans where a fund does not assume a contractual lending relationship with the borrower is considered an investment in the industry of the financial intermediary and the borrower.
The borrower of a loan in which a fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in the fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the fund.
Bank loans generally are subject to legal or contractual restrictions on resale. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which a fund invests, the fund relies on the portfolio managers’ research to avoid situations where fraud or misrepresentation could adversely affect the fund.
Bankers’ Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.
Bank Obligations. Bank obligations may be issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.
Borrowing. A fund may borrow from banks or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a fund borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.
Under the 1940 Act, a fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
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Brady Bonds. Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.
Brady bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.
Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.
Debt restructurings have been implemented under the Brady Plan in a number of countries, including Argentina, Brazil, Bolivia, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.
Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.
Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation (“CMO”) is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.
Commercial Paper. Commercial paper is an unsecured short-term promissory note issued by a corporation primarily to finance short-term credit needs.
Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks
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decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Contingent convertible securities (“COCOs”) are a complex subset of convertible securities that are designed so that the issuer of the security can absorb losses if the issuer’s capital falls below a predetermined trigger level. If triggered, COCOs absorb losses for the issuer by either (i) converting from a fixed income security to common stock of the issuer or (ii) writing down the value of the security. If the COCO is converted to a common stock of the issuer, the common stock may not pay a dividend, which could result in a reduced income rate for a fund. Additionally, if the COCO is converted to a common stock of the issuer and the issuer declares bankruptcy, the fund would be less likely to recover its claim in bankruptcy because owners of common stock are generally last in line for payment priority. If the COCO undergoes a mandatory write-down, the fund may lose some or all of its investment in the COCO.
Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Some corporate debt obligations are demand instruments, which require the issuer or a third party, either on a conditional or unconditional basis, to repurchase the security for its face value upon demand.
An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a fund’s net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
The secondary market for high yield/high risk “junk bonds,” which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on a fund’s ability to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, portfolio managers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the fund’s net asset value.
Since investors generally perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s net asset value.
Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.
In addition to the risk of default, there are the related costs of recovery on defaulted issues.
Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, municipals, and mortgage and other asset-backed securities. Debt securities are subject to the risk of an issuer’s
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inability to meet principal and interest payments on the obligations when due (credit risk). Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Debt securities may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).
Debt Security Ratings. Portfolio managers may consider the ratings assigned by various investment services and nationally recognized statistical rating organizations (“NRSRO”), such as Standard & Poor’s Global Ratings (“S&P”), that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of an NRSRO, such as S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.
The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a fund at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on obligations purchased by a fund may be significant, and accretion of market discount together with original issue discount, will cause the fund to realize income prior to the receipt of cash payments with respect to these securities.
Distressed Debt Obligations. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the portfolio managers believe it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Emerging Markets Issuers. Emerging markets include (i) countries that have an emerging stock market as defined by MSCI, Inc.; (ii) countries with low- to middle-income economies as classified by the World Bank; or (iii) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their
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revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.
Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Equity Securities. Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.
The value of equity securities in a fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a fund's share price may decline. A fund's portfolio managers will attempt to manage market risk by limiting the amount a fund invests in each company's equity securities. However, diversification will not protect a fund against widespread or prolonged declines in the stock market. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. The price of a company's shares depends significantly on the information publicly available about the company. The restatement of a company's financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company's management. A fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants.
Exchange Traded Funds. Exchange traded funds (“ETF(s)”) are a type of investment company the shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index. These indexes may be broad-based, sector or international. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their market prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. The Fund will bear, along with other shareholders of an Underlying ETF, its pro rata portion of the Underlying ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, shareholders of the Fund will also indirectly bear similar expenses of an Underlying ETF.
The Fund will also incur brokerage commissions and related charges when purchasing shares in an Underlying ETF in secondary market transactions. Unlike typical investment company shares, which are purchased and sold once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.
An ETF may purchase, retain and sell securities at times when an actively managed open-end mutual fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.
Please also see the discussion concerning the risks associated with derivative transactions under “Derivative Instruments” below.
Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues,
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notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.
Foreign Securities. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.
A fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.
Most foreign securities in a fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund's investments (even if the price of the investments is unchanged) and changes in the dollar value of a fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund's assets and on the net investment income available for distribution may be favorable or unfavorable.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. Dollars.
American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs including European Depositary Receipts and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.
Foreign securities and cash may be held with foreign banks, agents, and securities depositories appointed by a fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Futures. See “Derivative Instruments” below.
Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a fund against circumstances that would normally cause the fund’s securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A fund’s ability to hedge may be limited by the costs of the derivatives contracts. A fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its fund, (2) use derivatives contracts that cover a narrow range of circumstances, or
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(3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the fund.
High Yield-High Risk Debt Securities (“Junk Bonds”). High yield-high risk debt securities, often referred to as “junk bonds,” are debt securities that are rated lower than Baa by Moody's Investors Service or BB or lower by Standard & Poor's Corporation, or are of comparable quality if unrated. High yield-high risk securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.
Investments in high yield-high risk securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield-high risk securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield-high risk securities, thus further disrupting the market for such securities.
High yield-high risk securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield-high risk debt bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, high yield-high risk bonds tend to underperform U.S. Treasury and investment grade bonds because high yield-high risk bond prices tend not to rise as much as the prices of these bonds.
The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield-high risk securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield-high risk securities could also be at greater risk because high yield-high risk securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield-high risk security owned by a fund defaults, the fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield-high risk securities and a fund’s net asset value. Furthermore, in the case of high yield-high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.
High yield-high risk securities present risks based on payment expectations. For example, high yield-high risk securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield-high risk securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield-high risk securities than in the case of investment grade bonds.
Special tax considerations are associated with investing in high yield-high risk securities structured as zero coupon or pay-in-kind securities. The funds report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.
In addition, the credit ratings assigned to high yield-high risk securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield-high risk securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.
Because the risk of default is higher for lower-quality debt securities, portfolio managers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a fund's investment objective may be more dependent on the portfolio manager's own credit analysis than might be the case for a fund which invests in higher quality bonds. The funds may retain a security whose credit rating has changed.
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New laws and proposed new laws may negatively affect the market for high yield-high risk securities.
A fund may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a fund's shareholders.
Illiquid Securities. The term “illiquid security” generally means a security that a fund reasonably believes cannot be sold or disposed of in then current market conditions within seven days or less without the sale or disposition significantly changing the value of the security used in determining a fund's net asset value. Under the supervision of the Board, GWCM determines the liquidity of fund securities and, through reports from GWCM, the Board monitors investments in illiquid securities. Certain types of securities may be considered generally to be illiquid. Included among these are “restricted securities” which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as “Rule 144A securities”) that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines adopted by the Board. See “Restricted Securities” and “Rule 144A Securities” below.
A fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.
Inflation-Linked Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. Treasury inflation-protected securities (“TIPS”) are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.
Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund. Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a fund being treated as a return of capital.
Investment Companies. The fund will regularly invest up to 100% of its total assets in the Underlying Funds in a manner consistent with the provisions of the 1940 Act. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a fund if, after the sale: (i) the fund owns more than 3% of the other investment company’s voting stock or (ii) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.
If the fund invests in, and thus, is a shareholder of, another investment company, the fund’s shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the fund to the fund’s own investment adviser and the other expenses that the fund bears directly in connection with the fund’s own operations.
Investment companies may include index-based investments, such as ETFs, that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Great-West Funds has entered into agreements with ETFs
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that permit, pursuant to an SEC order, the fund, as determined by GWCM, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above.
Certain ETFs may not produce qualifying income for purposes of the “Income Requirement” (as defined under “Dividends and Taxes”), which must be met in order for the fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If one or more ETFs generates more non-qualifying income for purposes of the Income Requirement than the fund’s portfolio management expects, it could cause the fund to inadvertently fail the Income Requirement, thereby causing the fund to inadvertently fail to qualify as a regulated investment company under the Code.
Registered investment companies may issue and redeem their shares on a continuous basis (open-end funds) or may offer a fixed number of shares usually listed on an exchange (closed-end funds). ETFs, which are also a type of registered investment company, are discussed above. Registered investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Registered investment companies also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in registered investment companies generally reflect the risks of the securities in which the registered investment companies invest and the investment techniques they may employ. Also, registered investment companies charge fees and incur operating expenses.
Lending of Portfolio Securities. Subject to applicable investment limitations a fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a fund’s total assets (including the value of collateral received). No portfolio lending may be made with any companies affiliated with GWCM. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.
GWCM understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive collateral that is at least 102% of the market value of domestic securities and 105% of the market value of foreign securities, in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; and (4) the fund must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) a fund must be able to vote proxies on the securities loaned, by terminating the loan.
Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
London Interbank Offered Rate (“LIBOR”) Risk. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a fund’s payment obligations under a derivative investment, the cost of financing to a fund or an investment’s value or return to the fund, and may be used in other ways that affect a fund’s investment performance. In July, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. In March 2021, the UK Financial Conduct Authority announced that (i) all non-USD LIBOR tenors and the USD 1-week and 2-month LIBOR tenors will either cease or no longer be representative immediately after December 31, 2021, and (ii) the USD overnight, 1-month, 3-month, 6-month and 12-month LIBOR tenors will either cease or no longer be representative immediately after June 30, 2023. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the fund. The effect of any changes to, or discontinuation of, LIBOR on the fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the
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effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 or, in the case of certain USD LIBOR tenors that have been extended beyond 2021, prior to June 30, 2023. All of the aforementioned risks may adversely affect a fund’s performance or NAV.
Loan Participations and Assignments. Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a fund purchases a Loan Participation, the fund typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
A fund may have difficulty disposing of Loan Participations and Assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular Loan Participations or Assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
The Board has adopted a liquidity risk management program for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase.
In valuing a Loan Participation or Assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board.
Lower Quality Debt Securities. Lower quality debt securities are securities that are rated in the lower categories by NRSROs (i.e., BB or lower by S&P) or unrated securities of comparable quality. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
The fund may retain a security whose credit rating has changed.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a fund if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership in accordance with the terms established in the partnership agreement.
The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may
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be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Money Market Instruments and Temporary Defensive and Other Short-Term Positions. A fund may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in “money market instruments”), or may invest any or all of their assets in money market instruments for temporary defensive purposes.
The types of money market instruments in which a fund may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Policies and Practices section, above).
Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.
The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
Mortgage Dollar Rolls. In a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the fund foregoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase the fund’s overall investment exposure and result in losses.
Dollar roll transactions involve the risk that the market value of the securities retained by the fund may decline below the price of the securities that the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities. At the time the fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. A fund typically enters into dollar roll transactions to enhance the return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a fund under the 1940 Act.
Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions; and agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. However, while most municipal bonds are exempt from federal income tax, some, including Build America Bonds, are not. Municipal bonds include securities from a variety of sectors, each of which has unique risks, including credit risk, interest rate risk, call risk and liquidity risk.
Options. See “Derivative Instruments” below.
Pooled Investment Vehicles. A fund may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a fund invests in, and thus, is a shareholder of, a pooled vehicle, the fund’s shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the
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management fees payable directly by the fund to the fund’s own investment adviser and other expenses that the fund bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a fund may invest in certain pooled vehicles.
Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.
Real Estate Investment Trusts (“REITs”). Equity REITs are generally considered to be REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate and their value depends upon that of the underlying properties.  Mortgage REITs are generally considered to be REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages.  Mortgage REITs make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower.  Hybrid REITs are generally considered to be those REITs that do not meet the equity or mortgage tests.  The values of REITs are also affected by management skill, cash flow, and tax and regulatory requirements.
Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by a fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. With respect to the fund’s investments in repurchase agreements, as protection against the risk that the original seller will not fulfill its obligation, the fund’s securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and GWCM will monitor the value of the collateral. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by GWCM or its designee.
Restricted Securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e, Rule 144A Securities). They may include private placement securities that have not been registered under the applicable securities laws, including securities sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include qualified institutional buyers, as defined in Rule 144(A)(1) under the Securities Act of 1933 (the “Securities Act”). Restricted securities may not be listed on an exchange and may have no active trading market. A restricted security may be considered liquid, i.e., it can be resold to qualified institutional buyers or otherwise is determined to be readily marketable pursuant to policies and guidelines of a fund, but a restricted security shall generally be deemed illiquid if the fund has attempted to dispose of the security at approximately the amount at which it has been valued and has not been able to so dispose of the security for seven (7) days.
Subject to their percentage limitation on illiquid securities and other applicable policies of the fund, the fund may invest in restricted securities, such as securities that may be freely transferred among qualified institutional buyers and for which a liquid institutional market has developed. If it is decided that a liquid market does exist, the securities will not be subject to a limit of 15% of the value of the applicable fund’s assets. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.
Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. A fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by GWCM. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid are deemed to be liquid securities for purposes of a fund’s investment strategy. Subject to liquidity limitations, a fund may invest in
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certain unregistered securities which may be sold under Rule 144A and which otherwise comply with the investment restrictions and policies regarding investing in illiquid securities for such fund. Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a fund’s purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a fund has purchased them. After purchase, the fund will continue to monitor the liquidity of Rule 144A securities.
Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
A fund's decision to make a short sale against the box may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.
Stripped Treasury Securities. Zero-coupon bonds are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Interest income is accrued for federal income tax and accounting purposes throughout the term of the zero coupon obligation, but not actually received until maturity. Because a fund that intends to qualify as a regulated investment company for federal income tax purposes must distribute each year to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, the fund may have to sell other securities to satisfy its distribution obligations. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest.
Structured Securities. Structured securities, including participation notes, structured notes, low exercise price warrants and other related instruments purchased by the fund, are financial instruments where the interest or value of the structured security is linked to equity securities or equity indices or other instruments or indices (reference instruments).  These instruments may be used to access certain non-U.S. markets, particularly emerging markets, and may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets. They provide investors with economic exposure closely correlated with a direct holding in an individual stock, basket of stocks or equity indices in a single security.
Structured securities differ from debt securities in several aspects. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference instrument. The terms of a structured security may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the fund. The reference instrument is also, in certain circumstances exchanged upon maturity of the security.
A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Also, caps can be placed on the amount of appreciation with regard to the reference instrument.
Certain issuers of structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.
Supranational Entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”
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To Be Announced (“TBA”) Purchase Commitments. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.
Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
Some U.S. government securities, called “Treasury inflation-protected securities” (TIPS), are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a fund holds TIPS, the fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
A fund may purchase additional non-TIP inflation-protected securities whose principal value or interest rate is periodically adjusted to the rate of inflation. If an inflation-protected security is adjusted to the principal amount, the adjusted principal value of the security repaid may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.
Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.
Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which “float” continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the fund to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, a fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.
When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While a fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, a fund may sell the securities before the settlement date if the portfolio manager deems it advisable. At the time a fund makes the commitment to purchase securities on a when-issued basis, the fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A fund will maintain, in a
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segregated account, liquid assets having a value equal to or greater than the fund's purchase commitments; likewise a fund will segregate securities sold on a delayed-delivery basis.
Zero Coupon Securities, Payment in Kind (“PIK”) Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund's limitation on investments in illiquid securities.
Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.
To avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Derivative Instruments
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a fund from closing out a position. If this happens, the fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell fund securities at unfavorable prices to do so). Inability to close out a contract could also harm the fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.
Depending upon how a fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the fund’s exposure to interest rate, and currency risks, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose a fund to credit risks in the event that a counterparty defaults on the contract.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Caps and Floors. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
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Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties (each a “Counterparty,” collectively, the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A fund may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a fund will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a fund is a Protection Buyer and no Event of Default occurs, the fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the fund (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a fund is the Protection Seller and no Event of Default occurs, the fund will receive a fixed rate of income throughout the term of the CDS, which typically is between six months and three years. However, if an Event of Default occurs, the fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a fund invested directly in the Reference Bond. For example, a CDS may increase credit risk since the fund has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS. A fund may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of CDS agreements.
Whether a fund’s use of CDS agreements will be successful in furthering its investment objective will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are Counterparty contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a CDS agreement in the Event of Default or bankruptcy of a Counterparty. The requirements for qualification as a regulated investment company under the Code may limit a fund’s ability to use CDS agreements. The CDS market is largely unregulated. It is possible that developments in the CDS market, including potential government regulation, could adversely affect a fund’s ability to terminate existing CDS agreements or to realize amounts to be received under such CDS agreements.
In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit a fund’s ability to use CDSs and/or the benefits of CDSs. CDSs, credit linked notes and similarly structured products involve risks, including the risk that the Counterparty may be unable to fulfill the transaction or that a fund may be required to purchase securities to meet delivery obligations. A fund may have difficulty, be unable, or may incur additional costs to acquire such securities.
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.
Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and a fund could experience difficulty in selling such security at a price the portfolio manager believes is fair.
Currency Swaps. Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.
Foreign Currency Transactions. Any fund which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually
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large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use options and futures contracts relating to foreign currencies for the same purposes.
When a fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” A fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a fund owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on the portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as the portfolio manager anticipates. For example, if a currency's value rose at a time when the portfolio manager had hedged a fund by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If the portfolio manager hedges currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the portfolio manager increases a fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a fund or that the portfolio manager will hedge at an appropriate time.
Futures Contracts. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund 's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a fund may invest include, for example, interest-rate futures, index futures, securities futures, currency futures and currency forward contracts.
The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a
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member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.
A fund may buy and sell futures contracts on United States and foreign exchanges. Futures contracts in the United States have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a fund will incur brokerage fees when it buys or sells futures contracts. A fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a fund is excluded from the definition of a “commodity pool operator.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the fund. The fund intends to limit their use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the fund was no longer able to claim the exclusion, GWCM would be required to register as a “commodity pool operator” and the fund and GWCM would be subject to regulation under the CEA.
A fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.
Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.
Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.
Inflation Index Swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party's payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
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Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a fund against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the fund's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a fund's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a fund's holdings, or to facilitate the sale of such securities.
Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
The successful utilization of interest rate transactions depends on the portfolio managers' ability to predict correctly the direction and degree of movements in interest rates. If the portfolio managers' judgment about the direction or extent of movement in interest rates is incorrect, the fund's overall performance would be worse than if it had not entered into such transactions. For example, if a fund purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, a fund may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the portfolio manager believes are advantageous to the fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.
Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Call Options. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A fund may use call options in the following ways:
•Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and
•Write call options on fund securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a fund is exercised, the fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.
Put Options. A put option gives the holder the right to sell the underlying asset to the writer of the option. A fund may use put options in the following ways:
•Purchase put options on fund securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and
•Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A fund may also buy or write options, as needed, to close out existing option positions.
Purchasing Put and Call Options. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A fund may terminate its position in a put option it has purchased by allowing it to expire
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or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Writing Put and Call Options. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.
Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.
Closing out options (exchange traded options). The buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a fund. Closing transactions allow a fund to terminate its positions in written and purchased options.
A fund will realize a profit from a closing transaction if the price of the transaction is more than the premium paid by a fund to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a fund.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in
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response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which a fund may invest include caps and floors, interest rate swaps, total return swaps, volatility swaps, currency swaps and credit default swaps.
As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of a fund to enter into swap agreements or limit the ability of a fund to terminate existing swap agreements or to realize amounts to be received under such agreements. GWCM will continue to monitor developments in this area, particularly to the extent regulatory changes affect a fund’s ability to enter into swap agreements.
Swap Deposits. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.
Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.
Volatility Swaps. Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risks (if the Counterparty fails to meet its obligations), and the risk that the portfolio manager is incorrect in forecasts of volatility of the underlying asset or reference.
Asset Coverage for Certain Investments and Trading Practices. A fund may make investments or employ trading practices that obligate the fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. In such situations the fund will comply with guidance from the SEC and other applicable regulatory bodies with respect to coverage of certain investments and trading practices by the fund. This guidance may require earmarking or segregation by the fund of cash or liquid securities with its custodian or a designated sub-custodian to the extend a particular fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument, or by other investment positions, or by other means consistent with regulatory policies. In these situations, the fund may cover its obligations by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the future financial obligation. In some cases the SEC guidance permits a fund to cover its obligations by entering into an offsetting transaction(s). In these situations, the fund may cover its obligations by earmarking or otherwise segregating an amount of the future financial obligation at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of that security at least equal to the deliverable amount at a price at or below the sale price received by the fund on the future financial obligation(s). The fund reserves the right to modify their asset segregation policies in the future to comply with changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
Accordingly, to the extent a fund covers its obligations under these types of transactions as described herein, the fund believes such investments in future financial obligations do not constitute senior securities and accordingly may not treat them as being subject to their respective borrowing restrictions. Earmarking or otherwise segregating a large percentage of the fund’s assets
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could impede or restrict the fund adviser’s ability to manage the fund’s assets or the fund’s ability to meet redemption requests or other current obligations.
Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to assets held to cover its options or futures positions could also be impaired.
Other Risks
Cyber Security Risk. Like other funds and business enterprises, the use of the Internet and other electronic media and technology exposes the fund, the fund’s shareholders, and the fund’s service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from or spread of malware, computer viruses or other malicious software code, corruption of data, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website or internet access, functionality or performance. Like other funds and business enterprises, the fund, or its adviser, custodians, transfer agent and other third party service providers have experienced, and will continue to experience, cyber-events consistently. Cyber-events have not had a material adverse effect on the fund’s business operations or performance. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the fund and its shareholders and cause the fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the fund, or its adviser, custodians, transfer agent and other third party service providers to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the fund and its service providers. In addition, cyber-events affecting issuers in which the fund invests could cause the fund’s investments to lose value. The fund’s adviser has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Adviser or its affiliates, or other service providers, will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the fund’s adviser, and its relevant affiliates, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.
Brexit Risk. On January 31, 2020, the United Kingdom (“UK”) left the EU (“Brexit”) and entered into a transition period that ended on December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit, including whether Brexit will have a negative impact on the UK, the broader global economy or the value of the British pound sterling. Brexit may cause both the British pound sterling and the Euro to depreciate in relation to the U.S. dollar, which could adversely affect the fund’s investments denominated in British pound sterling or Euros that are not fully hedged, irrespective of the performance of the underlying issuer. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while a new relationship between the UK and the EU is defined and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The UK and European economies and the broader global economy could be significantly impacted during this period of
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uncertainty, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the fund’s investments.
Greater China and China A-Shares Risk. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Additionally, developing countries, such as those in Greater China, may subject the fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund. China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (“Stock Connect”), mutual market access programs designed to, among other things, enable foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong, are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the underdeveloped state of the PRC's investment and banking systems in general.
Market Event Risks. Economies and financial markets through the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism and other circumstances in one country or region could have profound impacts on global economies or markets.
Unpredictable events such as environmental or natural disasters, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the global economy, the economy in certain geographic regions or countries, or the markets and issuers in which a fund invests. Certain events may exacerbate pre-existing political, social, and economic risks. These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. In addition, the operations of the fund, their investment advisers, and the fund's service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. For example, recently a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.
Operational Risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. Therefore, the fund and its shareholders could be negatively impacted as a result.
Other Investment Limitations. Regulatory and other restrictions may limit the fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including amounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, GWCM may be prevented from acquiring securities for the fund that it might otherwise prefer to acquire if the acquisition would cause the fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. GWCM has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, GWCM and its affiliates may inadvertently breach these limits, and the fund
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may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. The internal policies and procedures of GWCM and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict the fund’s investment activities.
PORTFOLIO HOLDINGS DISCLOSURE
Great-West Funds has adopted policies and procedures governing the disclosure of information regarding the Fund’s portfolio holdings. As a general matter, it is Great-West Funds’ policy that the public disclosure of information concerning the Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about the Fund’s portfolio holdings may not be disclosed until it is either filed with the SEC, mailed out to shareholders, or otherwise made available on the Great-West Funds’ website (https://www.greatwestinvestments.com), which filing, mailing, or posting will not be made sooner than 15 days after the quarter's end, (ii) Fund holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by Great-West Funds’ President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, one day after EDGAR filing, or one day after posting on the Great-West Funds’ website, (iii) Fund holdings may be regularly provided to Great-West Funds' affiliated and unaffiliated service providers, including service providers of GWCM, in connection with the provision of services to or on behalf of Great-West Funds, and (iv) Fund holdings information that is more current than that in reports or other filings filed electronically with the SEC or as posted on the Great-West Funds’ website may be disclosed not sooner than 15 days after the relevant reporting period.
Public Disclosures
Information regarding the Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC or as posted on the Great-West Funds’ website. Such reports shall be released not sooner than 15 days after the end of the relevant reporting period or after such period required under applicable law.
Great-West Funds and GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (“GWFS” or the “Distributor”), may disclose the Fund's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.
The Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes and is not deemed disclosure of portfolio holdings otherwise generally made available to the public. Under such agreements these mutual fund databases and rating services agree not to use information provided by the Fund regarding the Fund’s portfolio holdings for trading purposes.
Other Disclosures
Fund holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system or posted on the Great-West Funds’ website may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by Great-West Funds’ President or CCO. Great-West Funds may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.
Great-West Funds may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by Great-West Funds. Furthermore, as authorized by the President or CCO of Great-West Funds in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, the Fund may disclose portfolio holdings information. These agreements state that the recipients may not use information provided by the Fund regarding the Fund’s portfolio holdings for trading purposes.
Any exceptions authorized by the President or CCO are reported to the Board. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of Great-West Funds and its shareholders.
As authorized by the Board, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board periodically. Any modifications to the guidelines require prior Board approval.
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At this time, Great-West Funds has not entered into any ongoing arrangements to make available public and/or non-public information about Great-West Funds' portfolio holdings. If, in the future, Great-West Funds desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in Great-West Funds’ SAI. Great-West Funds' portfolio holdings information may not be disseminated for compensation. There is no assurance that Great-West Funds’ policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.
MANAGEMENT OF GREAT-WEST FUNDS
Great-West Funds
Great-West Funds is organized under Maryland law, and is governed by the Board. The Board is responsible for overall management of Great-West Funds’ business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting Great-West Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.
Directors and Officers
Independent Directors*
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/ Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A
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Independent Directors*
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A

Interested Director*****
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great- West Investments, Empower Retirement, LLC (“Empower”); Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC (“AAG”)	55	N/A

Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great- West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A
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Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)
Associate General Counsel,
Corporate & Investments, Empower;
Associate General Counsel &
Associate Secretary, GWL&A;
Secretary, Audit Committee, Great-
West Life & Annuity Insurance
Company of New York (“GWL&A of
NY”); Vice President, Counsel &
Secretary, AAG, GWCM, and GWFS
Equities, Inc.; formerly, Vice
President & Counsel, Great-West
Funds
				N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC; formerly, Assistant Treasurer Great-West Funds	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2021	Director, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM and GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in the 1940 Act) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey
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should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds.  Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund.  Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****  Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
******    An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Board of Directors Leadership Structure
The Board is responsible for overseeing the management of the business and affairs of Great-West Funds and each Fund. The Board currently consists of five Independent Directors and one Interested Director. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Director and management.
The Chair of the Board is Gail Klapper, an Independent Director. The Chair presides at all meetings of the Board at which the Chair is present. The Chair exercises such powers as are assigned to her by the Board, which may include acting as a liaison with service providers, Great-West Funds officers, attorneys and other Directors between meetings. Except for any duties specified herein or pursuant to Great-West Funds’ charter document, the designation of Chair does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
As described below, Great-West Funds has two standing committees. Each of the Audit Committee and the Independent Directors Committees are comprised of all the Independent Directors.
Great-West Funds has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of Great-West Funds including, without limitation, the number of Funds that comprise Great-West Funds, the net assets of Great-West Funds and Great-West Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Great-West Funds.
Risk Oversight
Consistent with its responsibility for oversight of Great-West Funds and the funds, the Board, among other things, oversees risk management of each fund's investment program and business affairs directly and through its committees. Great-West Funds, GWCM, the Distributor, and other Great-West Fund service providers have implemented a variety of processes, procedures and controls to address these risks.
The Board's administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.
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The Board receives reports from senior officers of Great-West Funds at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. The Board and the Audit Committee also receive regular reports from the Chief Financial Officer and Treasurer regarding Great-West Funds’ internal controls and accounting and financial reporting policies and practices and procedures. In addition, Great-West Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with Great-West Funds’ Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the policies and procedures of Great-West Funds, GWCM, the Distributor, and DST Asset Manager Solutions, Inc., Great-West Funds’ transfer agent. In addition, the Independent Directors meet with the Chief Compliance Officer at least annually in executive session. The Board also receives reports on a periodic or regular basis from GWCM, and Great-West Funds’ other primary service providers.
Standing Committees
The Board has two standing committees: an Audit Committee and an Independent Directors Committee.
As set out in the Great-West Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Great-West Funds’ financial accountability and financial reporting by providing a means for Great-West Funds’ Independent Directors to be directly informed as to, and participate in the review of, Great-West Funds’ audit functions. Another objective is to ensure the independence and accountability of Great-West Funds’ outside auditors and provide an added level of independent evaluation of Great-West Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Mr. McConahey is the Chair of the Audit Committee, and Ms. Klapper, Mr. Lake, Mr. Hudner and Mr. Hillary are the other members of the Audit Committee. Two meetings of the Audit Committee were held 2020.
As set forth in the Great-West Funds’ Independent Directors Committee Charter, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Great-West Funds and its service providers, including the review of Great-West Funds’ advisory and distribution arrangements in accordance with Section 15 of the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Great-West Funds’ Independent Directors that are not specifically delegated to another Board committee. Ms. Klapper is the Chair of the Committee, and Mr. McConahey, Mr. Lake, Mr. Hudner and Mr. Hillary are the other members of the Independent Directors Committee. Six meetings of the Independent Directors Committee were held 2020.
The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (the “1934 Act”). Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Great-West Funds, for the attention of the Chair of the Independent Directors Committee, at 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111. The factors used by the Independent Directors Committee for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or by the Committee, include but are not limited to: whether the Board collectively represents a broad cross section of backgrounds, functional disciplines, and experience; whether a candidate’s stature is commensurate with the responsibility of representing shareholders; whether a candidate represents the best choice available; and whether the candidate has the ability to assume the responsibilities incumbent on a Director. The Committee does not evaluate proposed nominees differently based upon who made the proposal.
Ownership
As of December 31, 2020, the following members of the Board had beneficial ownership in the Great-West Funds and/or any other investment companies overseen by the Director.
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
James A. Hillary	$0	Over $100,000
R. Timothy Hudner	$0	$50,000 - $100,000
Gail H. Klapper	$0	$50,000 - $100,000
Steven A. Lake	$0	$50,000 - $100,000
Stephen G. McConahey	$0	$50,000 - $100,000
Interested Director
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Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Jonathan D. Kreider	$0	Over $100,000
As of December 31, 2020, none of the Independent Directors had beneficial ownership in any investment adviser, principal underwriter or sponsoring insurance company of the Great-West Funds or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of the Great-West Funds. Since shares of the Funds may only be sold to Permitted Accounts, members of the Board are only able to invest in shares of the Funds if they invest through a Permitted Account that makes one or more of the Funds available for investment.
Compensation
Great-West Funds pays no salaries or compensation to any of its officers or Directors affiliated with Great-West Funds or GWCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.
Name of Independent Director	Aggregate Compensation from Great-West Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Great-West Funds Paid to Directors
Gail H. Klapper	$230,250	$0	$0	$230,250
James A. Hillary	$198,750	$0	$0	$198,750
R. Timothy Hudner	$198,750	$0	$0	$198,750
Steven A. Lake	$198,750	$0	$0	$198,750
Stephen G. McConahey	$214,500	$0	$0	$214,500
As of December 31, 2020, there were 55 funds for which the Directors served as Directors, all of which were Funds of Great-West Funds. The total compensation paid is comprised of the amount paid during Great-West Funds’ most recently completed fiscal year ended December 31, 2020 by Great-West Funds.
Additional Information Concerning the Directors
The Board formally evaluates itself and its committees at least annually.  This evaluation involves, among other things, review of such matters as each Director's specific experience, qualifications, attributes, skills, or areas of expertise in light of Great-West Funds’ business and structure and the Board's overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each Director should serve as a Director.  The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.
Gail Klapper. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also President of Ward Lake, Inc., a wholesaler of an array of wildflower seeds and produce, and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper is also the Managing Director of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper chairs the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of GWTC, a Colorado state-chartered trust company and wholly-owned subsidiary of GWL&A, the Board of Directors of Guaranty Bancorp, and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber, and the Downtown Denver Partnership, and previously served on the Board of Houghton Mifflin, a Boston-based publishing company, Gold Inc., a distributor of children’s clothing, and health and safety products, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper received a B.A. in Political Science from Wellesley College and a J.D. at the University of Colorado Law School. Ms. Klapper is the Chair of the Board, a member of the Audit and Independent Directors Committees of the Board, and has been designated as the Chair of the Independent Directors Committee. Ms. Klapper has served as a Director since 2007 and the Chair of the Board since 2016.
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The Board considered Ms. Klapper's legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her experience as Director of Great-West Funds since 2007.
James A. Hillary. Mr. Hillary is the principal and founding partner of Fios Capital, LLC a pool of private capital seeking investments in operating companies across a broad range of industries. Additionally, Mr. Hillary is a Member of Fios Partners LLC and Fios Holdings LLC; and Sole Member of Fios Companies LLC. Prior to that, in 2004, Mr. Hillary became Founder, Chairman, and Chief Executive Officer of ICAP, a long-short equity fund that managed capital for pensions, endowments, hospitals, universities and high net-worth individuals. Prior to founding ICAP, Mr. Hillary served as an investment analyst and portfolio manager at Marsico Capital Management, LLC. Mr. Hillary has also worked at Pricewaterhouse Coopers in tax, auditing, and consulting as well as at W.H. Reaves & Co., an investment management firm based in Jersey City, New Jersey. Mr. Hillary received a degree in Economics from Rutgers University, a J.D. from Fordham University School of Law in New York and is a Certified Public Accountant. Mr. Hillary is active in the community, supporting the Colorado Ballet, The Mizel Institute, the John Lynch Foundation, and Judi’s House. Mr. Hillary is a member of the Audit and Independent Directors Committees of the Board. Mr. Hillary has served as a Director since 2017.
The Board considered Mr. Hillary’s portfolio management experience in the financial services industry, leadership and executive experience, and his academic experience.
R. Timothy Hudner. Mr. Hudner is a former board member for ALPS Fund Services, a provider of back-office administration and distribution services to the investment management industry, and for Prima Capital Holdings, a company providing research and technology solutions for the wealth management industry. Prior to his board service, Mr. Hudner was a Senior Vice President for Operations & Technology and member of the Executive Committee at Janus Capital Group. During his tenure at Janus, Mr. Hudner held a number of positions including Chief Operations Officer, Chief Technology Officer, and President of Janus Service Company as well as Chairman and CEO of Capital Group Partners, Inc. Prior to his time at Janus, Mr. Hudner was the Vice President of Information Technology at T. Rowe Price Associates and the Director of Information Technology for John Hancock Financial Services. He obtained his Bachelor’s degree from Dartmouth and an M.B.A. from Boston College. Mr. Hudner has served on the Board of Commissioners for the Grand Junction Housing Authority; on the Board of Directors for the Mental Health Center of Denver; and was part of the Regional Center Task Force and Colorado Developmental Disabilities Council. He was reappointed to the Colorado State Housing Board in February 2015 by Colorado Governor John Hickenlooper. Mr. Hudner is a member of the Audit and Independent Directors Committees of the Board. Mr. Hudner has served as a Director since 2017.
The Board considered Mr. Hudner’s financial experience, leadership and executive experience, his board experience on other financial companies, and his academic experience.
Steven A. Lake. Mr. Lake is a Managing Member of Lake Advisors, LLC, a firm focused on hospitality and consumer products industries, and high net worth families. In addition to his role at Lake Advisors, LLC, Mr. Lake is a Member of Gart Capital Partners, LLC and Executive Member of Sage Investments Holdings, LLC. Prior to positions with his current firms, Mr. Lake was the Senior Managing Director at CBIZ MHM, LLC, a national publicly traded professional service firm in the Rocky Mountain region. Prior to that, he founded and was the managing partner of Lake & Associates, LLC. Prior to founding his firm, he was a tax manager at Fox & Company and a tax senior at Becker, Weinstein & Kaufman in Washington D.C. Mr. Lake received a B.S. in Accounting from the University of Maryland and an M.S. in taxation from the University of Denver. He is a Certified Public Accountant and has earned the Accredited Financial Planning Specialist designation. He is a member of the American Institute of Certified Public Accountants, Financial Planning Specialists, and Colorado Society of Certified Public Accountants. He has served as an instructor at the University of Denver Graduate Tax Program, and authored publications on Partnership Tax Planning, Consolidated Entities Tax Planning, Individual Tax Planning, and Corporate Tax Planning. His is involved in the community through Colorado Succeeds, Concert for Kids, Dress for Success, and the Rose Foundation. Mr. Lake is a member of the Audit and Independent Directors Committees of the Board. Mr. Lake has served as a Director since 2017.
The Board considered Mr. Lake’s financial experience, leadership and executive experience, and his academic experience.
Stephen G. McConahey. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVEREN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for corporate and international development for Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the Regional Firm Advisory Committee of the New York Stock Exchange. Upon graduation from Harvard Business School, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s Special Assistant for Intergovernmental Affairs. He has served on the Boards of the Downtown Denver Partnership, Guaranty Bancorp and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the
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Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of The IMA Financial Group, Inc., the State of Colorado Venture Capital Authority, the Denver School of Science and Technology, the Metro Denver Sports Commission, and the Boys and Girls Clubs of Metro Denver. He is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, and a Partner of Iron Gate Capital, LLC, a private equity and debt financing firm. Mr. McConahey received a B.S. in Political Science from the University of Wisconsin and an M.B.A from Harvard Business School. Mr. McConahey is a member of the Audit and Independent Directors Committees of the Board, and has been designated as the Chair of the Audit Committee. Mr. McConahey has served as a Director since 2011.
The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as Director of Great-West Funds since 2011.
Jonathan D. Kreider. Mr. Kreider is Senior Vice President and Head of Great-West Investments, Empower, and holds executive positions at various Empower affiliates, including as Chairman, President and Chief Executive Officer of GWCM. Prior to his role at Great-West Investments, Mr. Kreider worked as a consultant with JDL Consultants, LLC, a boutique management consulting firm specializing in strategic and analytical work for mutual fund boards. Before that, Mr. Kreider served as a senior research analyst at Lipper, Inc. Mr. Kreider holds a bachelor’s degree from the University of Colorado at Boulder and an MBA from the University of Colorado. He is a member of the CFA Society of Colorado and is a Chartered Financial Analyst Charterholder.
The Board considered Mr. Kreider’s various roles and executive experience with Empower and its affiliates, his role as Chairman, President and Chief Executive Officer of GWCM, his leadership and business experience in the asset management industry, and his academic experience.
CODES OF ETHICS
Great-West Funds, GWCM and GWFS each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Code permits personnel to invest in securities, including securities that may be purchased or held by Great-West Funds under certain circumstances. The Code places appropriate restrictions on all such investments.
PROXY VOTING POLICIES
Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for Great-West Funds will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling (877) 925-0501, or writing to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how Great-West Funds voted proxies relating to the Fund for the most recent 12-month period ended June 30 is also available on the SEC's website at http://www.sec.gov.
INVESTMENT ADVISORY SERVICES
Investment Adviser
GWCM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (“Advisers Act”). GWCM serves as investment adviser to Great-West Funds pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) dated May 1, 2017, as amended. GWCM is a wholly-owned subsidiary of GWL&A, which is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the United States and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
Investment Advisory Agreement
Under the terms of the Investment Advisory Agreement, GWCM acts as investment adviser and, subject to the supervision of the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also assists in supervising Great-West Funds’ operations and provides Great-West Funds with all necessary office facilities and personnel for servicing the Fund’s investments.
In addition, GWCM, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of Great-West Funds. These services include providing facilities for maintaining Great-West Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Great-West Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining Great-West Funds’ records and the registration of Great-West Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Great-West Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors.
The Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board including the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, or
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by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board or by vote of a majority of the outstanding voting securities of such Fund or by GWCM, each on 60 days’ notice to the other party.
Payment of Expenses
With respect to the Fund, GWCM is responsible for all of its expenses incurred in performing the services set forth in the Investment Advisory Agreement. The Fund pays all other expenses incurred in its operation. GWCM has contractually agreed to reduce its advisory fee or pay the Fund in an amount equal to the amount by which any ordinary operating expenses, excluding advisory fees payable to GWCM, interest, taxes, brokerage and transaction costs, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund’s business, indirect expenses (including, without limitation, acquired fund fees and expenses), and expenses of any counsel or other persons or services retained by such Fund’s Independent Directors (“Fund Other Expenses”) incurred by a class of the Fund exceed an annual rate of 0.07% of the Fund’s average daily net assets for the Class A shares (“Expense Limit”). The agreement, as amended, has a term with respect to the Fund ending on April 30, 2022. The agreement will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the Investment Advisory Agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses, plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. You will indirectly bear a proportionate share of the fees and expenses of such Underlying Funds to the extent applicable.
For the fiscal year ended December 31, 2020, the actual expenses incurred by the Fund in excess of the Expense Limit and were paid by GWCM were $113,544.
Management Fees
The Fund pays a management fee to GWCM for managing its investments and business affairs. GWCM is paid monthly at an annual rate of the Fund's average net assets as described in the Prospectus.
For the past three fiscal years ended December 31, 2018, 2019 and 2020, GWCM was paid a fee for its services to the Fund as follows:
2020	2019	2018
$43,649	$54,643	$66,638
Management of the Fund
The Fund is managed by an Asset Allocation Committee of GWCM comprised of Andrew Corwin and Maria Mendelsberg.
The Asset Allocation Committee reviews the Fund's asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. In addition, the Asset Allocation Committee determines whether to add or delete asset classes, add or delete Underlying Funds, or change the target allocations for the Fund and other Great-West Funds.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2020.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Corwin, CFA	25	$12,226	22	$3,018	0	$0	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	28	$14,010	26	$3,718	36	$9,366	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
GWCM is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund and the investments of the other accounts included above. Investment personnel affiliated with GWCM also manage the investments of a GWCM affiliate, GWTC, a trust company domiciled and governed by the laws of the State of Colorado. GWCM
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is an affiliate of GWTC through common ownership in which GWL&A is the sole owner of both GWCM and GWTC. GWTC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Fund. Additionally, GWTC offers various collective investment trusts (“CITs”) solely to its clients for which such CITS are advised by GWCM. Additionally, investment personnel affiliated with GWCM also manage the investments of stable value funds and separate accounts of GWL&A and GWL&A of NY. GWCM is a subsidiary of GWL&A and an affiliate of GWL&A of NY, which is also a subsidiary of GWL&A. GWCM has adopted trading policies and procedures that address aggregation or block trading of client transactions, agency and principal transactions, brokerage and trade allocation which GWCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with GWCM.
Compensation
Portfolio manager compensation is provided pursuant to an administrative services agreement between GWCM and Empower. Compensation consists of a base salary and a performance bonus. As well, the portfolio managers may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by Empower that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by Empower.
Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to Great-West Funds as well as to other GWCM clients and to Empower. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2020.
Securities Lending Activities
The following table provides the dollar amounts of income and fees and/or compensation related to the Fund’s securities lending activities during the most recent fiscal year ended December 31, 2020:
Great-West SecureFoundation Balanced ETF Fund	December 31, 2020
Gross income from securities lending activities (including income from cash collateral reinvestment):	$5,606
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$3,110
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)
Negative Rebate (paid by borrower)	$(9,952)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	$(6,842)
Net income from securities lending activities:	$12,448
The Bank of New York Mellon is the securities lending agent of the Fund, and provides services to the Fund including the following: coordinating the selection of securities to be loaned to approved borrowers, negotiating the loan terms, monitoring the value of the securities loaned and corresponding collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring dividends, managing recalls of loaned securities and termination of loans, and recordkeeping.
DISTRIBUTION AND OTHER SERVICES
Principal Underwriter and Distributor
GWFS serves as principal underwriter and distributor of Great-West Funds’ shares. GWFS is an affiliate of GWCM and is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA. GWFS is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The principal underwriting agreement between Great-West Funds and GWFS calls for GWFS to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of Great-West Funds, which are continuously offered at net asset value (plus any applicable sales load for Class A shares). GWFS did not retain any underwriting commissions during the last three fiscal years ended December 31, 2018, 2019 and 2020.
Compensation received by the principal underwriter during the Fund’s fiscal year ended December 31, 2020:
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Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
GWFS Equities, Inc.	$ 0	$ 0	$ 0	$ 0
Class A Administrative Services Fee
Prior to May 1, 2021, the Fund had an administrative services plan. Under this plan, the Fund had agreements with various shareholder servicing agents to provide administrative services to their customers, which may have included, without limitation, acting or arranging for another party to act, as recordholder and nominee of the Class A shares beneficially owned by the customers of such shareholder servicing agents; establishing and maintaining or assisting in establishing and maintaining accounts and records with respect to Class A shares owned by each customer; processing dividend and distribution payments from the Fund with respect to Class A shares on behalf of customers; processing or assisting in processing confirmations concerning customer orders to redeem and exchange Class A shares; assisting customers that own Class A shares in changing dividend options, account designations and addresses, and other similar services. For these services, Class A paid an annual fee of up to 0.05% of its average daily net assets. For the fiscal year ended December 31, 2020, the Class A shares of the Fund paid $13,640 under the administrative services plan.
Upon the recommendation of management, the Board, including a majority of Independent Directors, did not approve the continuance of the administrative services plan after April 30, 2021.
Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries, including insurance companies, for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund). GFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, are not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.
GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the direction of the Board, GWCM is primarily responsible for placement of Great-West Funds' portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. GWCM has no obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of GWCM to seek best execution, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While GWCM generally will seek reasonably competitive commissions, the policy of GWCM in seeking best execution means the Fund will not necessarily pay the lowest spread or commission available.
Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed “mark-up” or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the applicable portfolio of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.
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In selecting brokers and dealers through which to effect portfolio transactions for Great-West Funds, GWCM may give consideration for investment research information or services provided to them by brokers and dealers, and cause the Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by GWCM both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where GWCM uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by GWCM, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.
GWCM may use any investment research information or services obtained through the direction of commissions on portfolio transactions of the Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.
If in the best interests of the Fund and other GWCM client accounts, GWCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain more favorable execution. When this occurs, GWCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, GWCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Fund and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Fund, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.
Brokerage commissions paid by the Fund for the years ended December 31, 2018, 2019 and 2020 are as follows:
2020	2019	2018
$5,359	$3,689	$0
Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Fund did not hold securities of “regular brokers or dealers” during the fiscal year ended December 31, 2020.
Portfolio Turnover
The turnover rate for the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.
There are no fixed limitations regarding the portfolio turnover of the Fund. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of the Fund may be disposed of when appropriate in GWCM's judgment.
With respect to the Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders. In addition, a higher portfolio turnover rate may result in higher taxes when Fund shares are held in a taxable account.
The higher turnover rate for the Fund in 2019 as compared to 2020 resulted from lower asset flows into the Fund in 2020.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of the Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.
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To the best knowledge of Great-West Funds, as of April 1, 2021, the names and addresses of the record holders of 5% or more of the outstanding shares of the Fund’s equity securities and the percentage of the outstanding shares held by such holders are set forth in the below table. Other than as indicated below, Great-West Funds is not aware of any shareholder who beneficially owns more than 25% of a Fund’s total outstanding shares.
As a group, the officers and Directors of Great-West Funds owned less than 1% of the outstanding shares of the Fund.
Great-West SecureFoundation® Balanced ETF Fund Class A:	PNCI SF Smart Future Traditional IRA	1900 E 9th St, Cleveland, OH 44114	43.82%
	PNC Maxim SecureFoundation Smart Future NQ	1900 E 9th St, Cleveland, OH 44114	24.30%
	CUSO - SF Traditional IRA	10150 Meanley Drive, 1st Floor, San Diego, CA 92131	8.48%
	BB&T Traditional IRA	200 W 2nd St, Winston-Salem, NC 27101	6.39%
	Regulus Advisors	2687 44th St SE, Grand Rapids, MI 49512	5.96%
PURCHASE AND REDEMPTION OF SHARES
Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus.
DIVIDENDS AND TAXES
The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of Great-West Funds or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.
Qualification as a Regulated Investment Company
The Internal Revenue Code of 1986, as amended (the “Code”), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, the Fund will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund will not be subject to federal income tax on its income and gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. The Fund will be subject to federal income tax at regular corporate rates on any income or gains that it does not distribute. Distributions by the Fund made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.
In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the “Income Requirement”). The Fund is also subject to certain investment diversification requirements under Subchapter M of the Code in order to be taxed as a RIC. The requirements for qualification as a RIC may limit the extent to which the Fund may invest in some investments.
If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Fund. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders and qualified dividend income treatment in the case of non-corporate shareholders, provided in both cases certain holding period and other requirements are satisfied.
The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must be derived from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.
If the Fund were to fail to qualify as a RIC for one or more taxable years and it did not cure the failure, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the Internal Revenue Service interest on 50% of such accumulated earnings and
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profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to federal income tax on the excess (if any) of the fair market value of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.
If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.
Excise Tax on RICs
In order to avoid liability for the 4% federal excise tax on undistributed income, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Shareholder Taxation
Shareholders will be subject to federal income tax on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income.
Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations), by the Fund to its non-corporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20%, without regard to how long a shareholder has held shares of the Fund, and may be subject to an additional 3.8% Medicare tax as discussed below. Dividends paid by the Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders.
To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by the Fund’s shareholders to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code.
If the Fund receives dividends from an Underlying Fund that qualifies as a RIC and the Underlying Fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to its shares of the Underlying Fund.
For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to
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shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.
Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed under the “wash sale” rules if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
When a shareholder opens an account, Internal Revenue Service regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the Internal Revenue Service instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the Internal Revenue Service if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Fund-of-Funds Structure
The use of a fund-of-funds structure by the Fund could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders. Because the Fund will invest a large portion of its assets in shares of Underlying Funds, its distributable income and gains will normally consist largely of distributions from the Underlying Funds in which it invests and gains and losses on disposition of shares of the Underlying Funds.
Generally, the character of the income or capital gains that the Fund receives from an Underlying Fund will pass through to the Fund’s shareholders as long as the Fund and Underlying Fund qualify as RICs. However, to the extent that an Underlying Fund that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other Underlying Funds in which it invests) until it disposes of shares of such Underlying Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.
In addition, in certain circumstances, the wash sale rules may apply to the Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds.
Under a notice issued by the Internal Revenue Service, a portion of the Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions)
41

and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
Non-U.S. shareholders may be subject to U.S. withholding tax on certain distributions from the Fund (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.
Sections 1471-1474 of the Code and the U.S. Treasury and Internal Revenue Service guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Recently issued proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. The Fund may disclose the information that it receives from (or concerning) its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor's own situation, including investments through an intermediary.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
OTHER INFORMATION
Description of Shares
Shares of beneficial interest of the Fund are redeemable at their net asset value at the option of the shareholder or at the option of the Fund in certain circumstances. Great-West Funds allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate series of Great-West Funds. These assets constitute the underlying assets of each series of Great-West Funds, are segregated on Great-West Funds' books of account, and are charged with the expenses of such series of Great-West Funds and its respective classes. Great-West Funds allocates any general expenses of Great-West Funds not readily identifiable as belonging to a particular series of Great-West Funds by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.
Each share of the Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Additional classes of shares may be authorized in the future.
Voting Rights
The shares of the Fund have no preemptive or conversion rights. Shares are fully paid and nonassessable. Great-West Funds or Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of Great-West Funds or the Fund. If not so terminated, Great-West Funds or the Fund (as defined under the 1940 Act) will continue indefinitely.
Shareholders of the Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of the Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es).
Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus.
42

Forum Selection
Unless Great-West Funds consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Great-West Funds, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of Great-West Funds to Great-West Funds or Great-West Funds’ stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law or Great-West Funds’ Articles of Incorporation or By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of Great-West Funds’ Articles of Incorporation or By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of Great-West Funds shall be (a) deemed to have notice of and consented to the provisions of this Article, and (b) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described herein.
If any Covered Action is filed in a court other than the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado in connection with any action brought in any such courts to enforce the first paragraph hereof (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
If any provision or provisions in Article XVI of Great-West Funds’ By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article XVI of Great-West Funds’ By-Laws (including, without limitation, each portion of any sentence of Article XVI of Great-West Funds’ By-Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.
Custodian
The Bank of New York Mellon, One Wall Street, New York, New York 10286, is custodian of the assets for the Fund. The custodian is responsible for the safekeeping of the Fund’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. Fees paid for custodial services by the Funds for the past three fiscal years ended December 31, 2018, 2019 and 2020 are as follows:
Year	Bank of New York Mellon
2018	$ 1,814
2019	$ 1,911
2020	$ 1,494
Transfer and Dividend Paying Agent
DST Asset Manager Solutions, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as Great-West Funds’ transfer agent and dividend paying agent.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as Great-West Funds’ independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for Great-West Funds and provides other audit and related services.
FINANCIAL STATEMENTS
The Fund’s audited financial statements and financial highlights as of December 31, 2020, together with the notes thereto and the report of Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, an independent registered public accounting firm, are incorporated by reference to the Fund’s Form N-CSR filed via EDGAR on February 26, 2021 (File No. 811-03364).
43

APPENDIX A
Long Term Obligation Ratings by Moody’s Investors Service, Inc. (“Moody’s”)
Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Long Term Obligation Ratings by Standard & Poor’s Corporation (“S&P”)
AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D. An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Short Term Obligation Ratings by Moody’s
P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short Term Obligation Ratings by S&P
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Short Term Obligation Ratings by Fitch
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C. High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
A copy of Great-West Funds’ and GWCM’s proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling (877) 925-0501, or writing to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.
B-1

Great-West Funds, Inc.
Investment Company Compliance Policies and Procedures

Proxy Voting Procedures
Policy
It is the policy of Great-West Funds, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, Great-West Capital Management, LLC (“GWCM”) as part of GWCM's general management of the Fund. In certain circumstances the Fund and GWCM may employ a sub-adviser to act with GWCM as designated in the applicable sub-advisory agreement and GWCM normally assigns proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.
Procedures
The following are the procedures adopted by the Fund for the administration of this policy:
1.
On an annual basis the Fund will review the policies and procedures and voting guidelines for GWCM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares.
2.
The Fund at any time reserves the right to revoke in whole or in part the delegation to GWCM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.
3.
The sub-adviser will provide to the Fund a report of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year. The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX for the 12-month period from July 1 to June 30 not later than August 31 of each year. The Form N-PX must contain information to comply with section 30 of the Investment Company Act of 1940 (the “1940 Act”) and Rule 30b1-4 thereunder (17 CFR 270.30b1-4).
4.
The Fund shall include in all future registration statements. a) A description of the Fund’s proxy voting policy and procedures, including voting guidelines; and b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
5.
The Fund shall include in its Annual and Semi-Annual Reports to shareholders: a) A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website. b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
6.
The Fund shall review the proxy voting policies and procedures of GWCM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 of the Investment Advisers Act of 1940, as amended..
Responsibility
Under the supervision of the CCO, the Compliance Department, together with the Investment Operations Department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of forms required under the 1940 Act. Compliance is responsible for maintaining the Fund’s policy.
Related Information: See Great-West Capital Management’s Policy Voting Policy and related Proxy Voting Guidelines
B-2

Great-West Capital Management, LLC
Investment Adviser Compliance Policies and Procedures

Proxy Voting
Background
GWCM’s clients include registered investment companies, collective investment funds, or accounts that serve as investment options for insurance company separate accounts. Included among GWCM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying series of managed portfolios of GWCM’s clients or other registered investment companies unaffiliated with GWCM’s clients, i.e., a “Fund of Funds”.
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
GWCM does not normally receive proxies to vote since it invests only in fixed income securities, such as bonds, treasury notes etc.
Policy
GWCM as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients; however, GWCM delegates this responsibility to the subadvisers as memorialized in the subadvisory agreements. GWCM must confirm that each subadviser maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. Each subadviser’s policy and practice must include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Voting Proxies of Underlying Funds of a Fund of Funds
GWCM’s Client Fund of Funds is not the Sole Shareholder of an Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a client of GWCM operating as a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act and the Underlying Fund has unaffiliated shareholders other than the Fund of Funds, GWCM will– to the extent that it is practically able to do so– vote proxies of the Underlying Fund held by the Fund of Funds in the same proportion as the vote of all other shareholders of such Underlying Fund shares.
GWCM’s Client Fund of Funds Affiliated with an Underlying Fund
To avoid any potential conflict of interest that may arise when a client of GWCM owns the shares of another GWCM client, i.e., as may be the case when GWCM manages a portfolio of assets which holds shares of other GWCM managed asset portfolios, GWCM will generally “echo vote” such shares where possible. Echo voting is a process where GWCM– to the extent that it is practicably possible– votes a client’s shares in the same proportion as the vote of all of the other shareholders of that client’s shares.
GWCM may, in certain circumstances, vote in accordance with the recommendation of the underlying fund’s board. This may be deemed appropriate in circumstances where the underlying fund’s board also oversees the fund of funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the fund of funds and the underlying fund, in order to align the interests of all shareholders.
Voting Proxies With Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and GWCM
B-3

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and GWCM relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
Special Considerations With Respect to Voting Proxies of Underlying Unaffiliated Investment Companies Held by a Fund of Funds
Neither GWCM nor a sub-adviser to a Fund of Funds may hold (either individually or in the aggregate) voting shares of an investment company equal to or in excess of 25% of that investment company’s total outstanding voting shares. For purposes of this policy, voting shares held in the aggregate include those voting shares owned or controlled by members of an Advisory Group[1] or a Sub-Advisory Group[2]. Should a Fund of Funds become a 25% or more holder in the aggregate of voting shares of an investment company due to that investment company’s reduction in voting shares GWCM or the sub-adviser must vote in proportion to the remaining shareholder votes for any investment company as set forth herein for GWCM or the sub-advisor, as applicable.
Responsibility
The Legal department receives and compiles information from the subadvisers regarding voting information annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.
B-4

PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)	(1)
Articles of Amendment and Restatement dated March 16, 2011 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File
No. 2-75503).

(a)	(2)
Articles of Amendment dated May 1, 2011 and Articles Supplementary dated April 18, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement
filed on June 8, 2011 (File No. 2-75503).

(a)	(3)
Articles of Amendment dated July 1, 2011 and Articles Supplementary dated July 2, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on
July 19, 2011 (File No. 2-75503).

(a)	(4)	Articles Supplementary dated July 24, 2012 are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503).
(a)	(5)	Articles Supplementary dated September 12, 2012 are incorporated by reference to Registrant’s Post- Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).
(a)	(6)	Articles of Amendment dated September 24, 2012 are incorporated by reference to Registrant’s Post- Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).
(a)	(7)	Articles Supplementary dated May 1, 2013 are incorporated by reference to Registrant's Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503).
(a)	(8)	Articles Supplementary January 14, 2013 are incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(9)	Articles of Amendment dated September 1, 2013 are incorporated by reference to Registrant's Post- Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(10)	Articles Supplementary dated December 20, 2013 are incorporated by reference to Registrant's Post- Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(11)	Articles Supplementary dated May 1, 2015 are incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).
(a)	(12)	Articles Supplementary dated June 19, 2015 are incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503).
(a)	(13)
Articles of Amendment dated April 29, 2016 and Articles Supplementary dated August 28, 2015;
December 17, 2015; April 12, 2016 and April 28, 2016 are incorporated by reference to Registrant’s Post-
Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503).

(a)	(14)
Articles of Amendment dated October 14, 2016; April 10, 2017 and May 1, 2017 and Articles
Supplementary dated July 27, 2016 and October 17, 2016 are incorporated by reference to Registrant’s
Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(a)	(15)	Articles Supplementary dated December 29, 2017 are incorporated by reference to Registrant's Post- Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).
(a)	(16)
Articles of Amendment dated July 17, 2017; September 29, 2017 and April 27, 2018 and Articles
Supplementary dated June 30, 2017 and July 14, 2017 are incorporated by reference to Registrant's Post-
Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(a)	(17)	Articles Supplementary dated May 17, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(a)	(18)
Articles of Amendment dated August 24, 2018 and Articles Supplementary dated May 1, 2014 and
September 10, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(a)	(19)
Articles Supplementary dated December 3, 2018; December 21, 2018; April 12, 2019 and May 1, 2019 are
incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File
No. 2-75503).

(a)	(20)
Articles of Amendment dated July 1, 2019; Articles Supplementary dated August 20, 2019; and Articles of
Amendment and Articles Supplementary dated October 25, 2019 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019.

(a)	(21)	Articles Supplementary dated February 26, 2020 and May 1, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(a)	(22)	Articles Supplementary dated July 8, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).
(a)	(23)
Articles Supplementary dated September 30, 2020; Articles Supplementary dated October 21, 2020;
Articles of Amendment dated October 23, 2020; and Articles Supplementary dated December 30, 2020 are filed herewith.

(b)	Amended and Restated Bylaws are incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).
(c)	Not Applicable.
(d)	(1)	(a)
Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(d)	(1)	(b)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(d)	(1)	(c)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(1)	(d)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(1)	(e)
Amendments to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated August 1, 2017 and August 24, 2018 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(1)	(f)
Amendments to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated July 17, 2017, January 11, 2019 and March 15, 2019 are incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-
75503).

(d)	(1)	(g)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(d)	(1)	(h)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated April 29, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(d)	(1)	(i)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(d)	(1)	(j)	Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated October 23, 2020 is filed herewith.
(d)	(2)
Sub-Advisory Agreement with Amundi Asset Management US, Inc. for the Great-West Large Cap
Growth Fund dated July 3, 2017 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 147 filed on September 22, 2017 (File No. 2-75503).

(d)	(3)
Sub-Advisory Agreement with Ariel Investments, LLC for the Great-West Ariel Mid Cap Value Fund
dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No.
133 filed on April 30, 2014 (File No. 2-75503).

(d)	(4)	(a)
Sub-Advisory Agreement with Franklin Advisers, Inc. for the Great-West Global Bond Fund dated
December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(4)	(b)
Amendment to Sub-Advisory Agreement with Franklin Advisers, Inc. for the Great-West Global Bond
Fund dated August 24, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment
No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(5)	(a)
Sub-Advisory Agreement with Franklin Templeton Institutional, LLC for the Great-West International
Growth Fund dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(5)	(b)
Amendment to Sub-Advisory Agreement with Franklin Templeton Institutional, LLC to add the Great-
West Core Strategies: International Equity Fund dated May 17, 2018 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(6)	(a)
Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. for the Great-West Mid Cap
Value Fund dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective
Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(6)	(b)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated May 1,
2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29,
2020 (File No. 2-75503).

(d)	(6)	(c)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. adding the
Great-West Inflation-Protected Securities Fund dated January 4, 2018 is incorporated by reference to
Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(d)	(6)	(d)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. to add the
Great-West Core Strategies: Inflation-Protected Securities Fund dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-
75503).

(d)	(6)	(e)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
January 1, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(d)	(7)		Sub-Advisory Agreement with Hotchkis & Wiley Capital Management, LLC dated October 1, 2020 is filed herewith.
(d)	(8)
Amended and Restated Sub-Advisory Agreement with Irish Life Investment Managers Limited for the
Great-West International Index Fund, Great-West Real Estate Index Fund, Great-West S&P 500 Index
Fund, Great-West S&P Mid Cap 400 Index Fund, Great-West S&P Small Cap 600 Index Fund, Great-
West Core Strategies: U.S. Equity Fund and Great-West Core Strategies: International Equity Fund
dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(9)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. for the Great-West Large
Cap Growth Fund dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective
Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(10)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. for the Great-
West International Growth Fund dated April 27, 2018 is incorporated by reference to Registrant's
Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(11)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. for the Great-West Core
Strategies: U.S. Equity Fund dated May 17, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(12)
Sub-Advisory Agreement with Lazard Asset Management, LLC for the Great-West Emerging Markets
Equity Fund dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(d)	(13)	(a)
Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. for the Great-West Multi-Sector Bond
Fund and Great-West Loomis Sayles Small Cap Value Fund dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-
75503).

(d)	(13)	(b)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. removing the Great-West
Multi-Sector Bond Fund dated August 24, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(13)	(c)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. for the Great-West Small
Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) dated October 23, 2020 is filed herewith.

(d)	(14)	(a)
Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. for the Great-West Core Strategies:
Flexible Bond Fund and the Great-West Core Strategies: U.S. Equity Fund dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018
(File No. 2-75503).

(d)	(14)	(b)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. adding the Great-West
Multi-Sector Bond Fund dated August 24, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(15)
Sub-Advisory Agreement with Lord, Abbett & Co. LLC for the Great-West Small Cap Growth Fund
dated July 31, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8, 2015 (File No. 2-75503).

(d)	(16)	(a)
Sub-Advisory Agreement with LSV Asset Management for the Great-West International Value Fund
dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(16)	(b)
Amendment to Sub-Advisory Agreement with LSV Asset Management to add the Great-West Core
Strategies: International Equity Fund dated May 17, 2018 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(17)	(a)
Sub-Advisory Agreement with Massachusetts Financial Services Company for the Great-
West International Value Fund dated December 5, 2013 is incorporated by reference to Registrant's
Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(17)	(b)
Amendment to Sub-Advisory Agreement with Massachusetts Financial Services Company for the
Great-West International Value Fund dated April 27, 2018 is incorporated by reference to Registrant's
Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(18)	(a)
Sub-Advisory Agreement with Mellon Investments Corporation for the Great-West Global Bond Fund
dated August 24, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(18)	(b)
Amendment to Sub-Advisory Agreement with Mellon Investments Corporation for the Great-West
Global Bond Fund dated February 20, 2019 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(d)	(19)
Sub-Advisory Agreement with Newfleet Asset Management, LLC for the Great-West Multi-Sector
Bond Fund dated August 24, 2018 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 158 filed on August 24, 2018 (File No. 2-75503).

(d)	(20)
Sub-Advisory Agreement with Peregrine Capital Management, LLC for the Great-West Small Cap
Growth Fund dated July 29, 2016 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(d)	(21)	(a)
Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Putnam
Equity Income Fund and Great-West Putnam High Yield Bond Fund dated March 3, 2014 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014
(File No. 2-75503).

(d)	(21)	(b)
Amendment to Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-
West Putnam Equity Income Fund and Great-West Putnam High Yield Bond Fund dated October 1,
2015 is incorporated by reference to Registrant's Post-Effective Amendment No. 142 filed on
April 29, 2016 (File No. 2-75503).

(d)	(21)	(c)
Amendment to Sub-Advisory Agreement with Putnam Investment Management, LLC removing the
Great-West Putnam Equity Income Fund dated October 25, 2019 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019.

(d)	(22)	(a)
Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Core
Strategies: U.S. Equity Fund dated May 13, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(22)	(b)
Amendment to Sub-Advisory Agreement with Putnam Investment Management, LLC adding the
Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) dated
October 25, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019.

(d)	(23)	(a)
Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Great-West T. Rowe Price
Equity Income Fund dated December 5, 2013 is incorporated by reference to Registrant's Post-
Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(23)	(b)
Amendment to the Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Great-West T.
Rowe Price Equity Income Fund dated October 1, 2018 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(d)	(23)	(c)
Amendment to Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Great-West Large
Cap Value Fund dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 168 filed on October 11, 2019.

(d)	(24)
Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Great-West T. Rowe Price Mid
Cap Growth Fund dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective
Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(25)
Sub-Advisory Agreement with UBS Asset Management (Americas), Ltd for the Great-West Emerging
Markets Equity Fund dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(d)	(26)
Sub-Advisory Agreement with Wellington Management Company, LLP for the Great-West Core Bond
Fund dated April 10, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No.
144 filed on April 28, 2017 (File No. 2-75503).

(e)	(1)		Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(e)	(2)	(a)	Amendment to Principal Underwriting Agreement dated April 30, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).
(e)	(2)	(b)	Amendment to Principal Underwriting Agreement dated August 11, 2009 is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).
(e)	(2)	(c)
Amendment to Principal Underwriting Agreement dated December 31, 2010 is incorporated by reference to Post-Effective Amendment No. 108 to its Registration Statement filed on December 30,
2010 (File No. 2-75503).

(e)	(2)	(d)
Amendment to Principal Underwriting Agreement dated June 8, 2011 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011
(File No. 2-75503).

(e)	(2)	(e)
Amendment to Principal Underwriting Agreement dated July 19, 2011 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011
(File No. 2-75503).

(e)	(2)	(f)	Amendment to Principal Underwriting Agreement dated September 20, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2- 75503).
(e)	(2)	(g)	Amendment to Principal Underwriting Agreement dated September 20, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2- 75503).
(e)	(2)	(h)	Amendment to Principal Underwriting Agreement dated June 11, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503).
(e)	(2)	(i)	Amendments to Principal Underwriting Agreement dated March 9, 2016 and April 29, 2016 are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016.
(e)	(2)	(j)	Amendment to Principal Underwriting Agreement dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).
(e)	(2)	(k)	Amendment to Principal Underwriting Agreement dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2- 75503).
(e)	(2)	(l)	Amendment to Principal Underwriting Agreement dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019.
(e)	(2)	(m)	Amendment to Principal Underwriting Agreement dated April 21, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(e)	(2)	(n)	Amendment to Principal Underwriting Agreement dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).
(e)	(2)	(o)	Amendment to Principal Underwriting Agreement dated April 30, 2021 is filed herewith.
(e)	(3)	(a)
Principal Underwriting Agreement for the Great-West SecureFoundation® Balanced ETF Fund dated
September 30, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to
its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(e)	(3)	(b)
Amendment to Principal Underwriting Agreement for the Great-West SecureFoundation® Balanced
ETF Fund, Great-West Core Strategies: U.S. Equity Fund, Great-West Core Strategies: International
Equity Fund, Great-West Core Strategies: Flexible Bond Fund, Great-West Core Strategies: Inflation-
Protected Securities Fund, Great-West Core Strategies: Short Duration Bond Fund dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018
(File No. 2-75503).

(e)	(3)	(c)
Amendment to Principal Underwriting Agreement for the Great-West SecureFoundation® Balanced
ETF Fund, Great-West Core Strategies: U.S. Equity Fund, Great-West Core Strategies: International
Equity Fund, Great-West Core Strategies: Flexible Bond Fund, Great-West Core Strategies: Inflation-
Protected Securities Fund, Great-West Core Strategies: Short Duration Bond Fund dated
September 10, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(e)	(3)	(d)
Amendment to Principal Underwriting Agreement for the Great-West SecureFoundation® Balanced
ETF Fund, Great-West Core Strategies: U.S. Equity Fund, Great-West Core Strategies: International
Equity Fund, Great-West Core Strategies: Flexible Bond Fund, Great-West Core Strategies: Inflation-
Protected Securities Fund, Great-West Core Strategies: Short Duration Bond Fund dated April 21,
2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on
August 28, 2020 (File No. 2-75503).

(e)	(4)		Form of Service Class Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(e)	(5)		Form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(e)	(6)
Form of Class A Selling and Service Agreement for the Great-West SecureFoundation® Balanced ETF
Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on
April 30, 2014 (File No. 2-75503).

(f)	Not Applicable.
(g)
Foreign Custody Manager Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
Amended and Restated Custody Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-
75503). Supplement to the Amended and Restated Custody Agreement dated December 11, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(h)	(1)	(a)
Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated November 2,
2001 is incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on March 1,
2002 (File No. 2-75503).

(h)	(1)	(b)
Global Securities Lending Supplement dated April 29, 2010 and forms of amendments to Securities
Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective
Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)	(1)	(c)	Supplement to Securities Lending Agreement and Guaranty dated March 6, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2- 75503).
(h)	(2)	(a)
Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. dated April 16, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration
Statement filed on May 1, 2007 (File No. 2-75503).

(h)	(2)	(b)
SEC Rule 22c-2 Amendment to Rule 22c-2 Shareholder Information Agreement dated January 1,
2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its
Registration Statement filed on December 30, 2010 (File No. 2-75503).

(h)	(3)	(a)
Expense Limitation Agreement for the Great-West SecureFoundation® Balanced ETF Fund dated
September 30, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to
its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)	(3)	(b)
Amendment to Expense Limitation Agreement for the Great-West SecureFoundation® Balanced ETF
Fund dated May 1, 2014 is incorporated by reference to Registrant’s Post-Effective Amendment No.
133 filed on April 30, 2014 (File No. 2-75503).

(h)	(3)	(c)
Amendment to Expense Limitation Agreement for the Great-West SecureFoundation® Balanced ETF
Fund dated June 10, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No.
172 filed on August 28, 2020 (File No. 2-75503).

(h)	(4)	(a)
Expense Limitation Agreement for certain Great-West Funds regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated May 1, 2015 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(h)	(4)	(b)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated May 1, 2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-
75503).

(h)	(4)	(c)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-
75503).

(h)	(4)	(d)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019
(File No. 2-75503).

(h)	(4)	(e)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020
(File No. 2-75503).

(h)	(5)	(a)
Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds dated May 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(h)	(5)	(b)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds dated May 1, 2016 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 142 filed on April 29, 2016 (File No. 2-75503).

(h)	(5)	(c)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(h)	(5)	(d)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(h)	(5)	(e)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(h)	(6)	(a)
Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds dated May 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503).

(h)	(6)	(b)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(h)	(7)	(a)
Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated May 1,
2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28,
2017.

(h)	(7)	(b)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(h)	(7)	(c)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(h)	(7)	(d)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated August 1, 2017 and Fourth Amendment to Expense Limitation for certain Great-West Funds regarding expense caps dated September 10, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(h)	(7)	(e)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated May 1, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(h)	(7)	(f)
Amendment to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated January 1, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(h)	(7)	(g)	Amendments to Expense Limitation Agreement for certain Great-West Funds regarding expense caps dated October 23, 2020 and April 30, 2021 is filed herewith.
(h)	(8)
Expense Limitation Agreement for the Great-West Government Money Market Fund regarding an expense cap dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment
No. 144 filed on April 28, 2017 (File No. 2-75503).

(h)	(9)
Expense Limitation and Yield Maintenance Agreement for the Great-West Government Money
Market Fund dated April 29, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(h)	(10)	(a)
Expense Limitation Agreement for the Great-West Large Cap Value Fund regarding an expense cap dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No.
168 filed on October 11, 2019.

(h)	(10)	(b)
Amendment to Expense Limitation Agreement for the Great-West Large Cap Value Fund regarding an expense cap dated June 10, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(h)	(10)	(c)	Amendment to Expense Limitation Agreement for the Great-West Large Cap Value Fund dated April 30, 2021 is filed herewith.
(h)	(11)	(a)
Shareholder Services Agreement for certain Great-West Funds dated April 29, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-
75503).

(h)	(11)	(b)	Amendment to Shareholder Services Agreement for certain Great-West Funds dated April 30, 2021 is filed herewith.
(i)	(1)
Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. dated March 5, 1982 is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on
February 28, 2000 (File No. 2-75503).

(i)	(2)
Legal Opinion with respect to the Great-West Lifetime Funds dated April 28, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(i)	(3)
Legal Opinion with respect to the Great-West SecureFoundation® Balanced Fund and Great-West
SecureFoundation® Lifetime 2015, 2025, 2035, 2045 and 2055 Funds dated October 23, 2009 is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-
75503).

(i)	(4)
Legal Opinions with respect to the Great-West SecureFoundation Lifetime 2020, 2030, 2040 and 2050
Funds; Great-West S&P Mid Cap 400® Index Fund and Great-West International Index Fund dated
December 28, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its
Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)	(5)
Legal Opinion with respect to the Class L shares of certain Funds dated December 28, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on
December 30, 2010 (File No. 2-75503).

(i)	(6)
Legal Opinion with respect to the Great-West American Century Growth Fund and Great-West Putnam
Equity Income Fund dated June 7, 2011 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(i)	(7)
Legal Opinion with respect to the Class L shares of certain Funds dated July 15, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19,
2011 (File No. 2-75503).

(i)	(8)
Legal Opinion with respect to the Class L shares of the Great-West Putnam High Yield Bond Fund dated
September 20, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503).

(i)	(9)
Legal Opinion with respect to the Great-West SecureFoundation® Balanced ETF Fund dated October 13,
2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration
Statement filed on October 14, 2011 (File No. 2-75503).

(i)	(10)
Legal Opinion with respect to the Great-West Real Estate Index Fund dated October 19, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012
(File No. 2-75503).

(i)	(11)
Legal Opinion with respect to the Institutional Class shares of certain Funds dated April 23, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File
No. 2-75503).

(i)	(12)
Legal Opinion with respect to the Great-West Small Cap Growth Fund dated August 24, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8, 2015
(File No. 2-75503).

(i)	(13)
Legal Opinion with respect to the Great-West Lifetime 2020, 2030, 2040 and 2050 Funds dated April 21,
2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29,
2016 (File No. 2-75503).

(i)	(14)
Legal Opinion with respect to the Great-West Emerging Markets Equity Fund and Great-West Inflation-
Protected Securities Fund dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(i)	(15)
Legal Opinion with respect to the Great-West Core Strategies: Flexible Bond Fund, Great-West Core
Strategies: Inflation-Protected Securities Fund, Great-West Core Strategies: International Equity Fund,
Great-West Core Strategies: Short Duration Bond Fund, and Great-West Core Strategies: U.S. Equity Fund
dated June 25, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(i)	(16)
Legal Opinion with respect to the Investor Class and Class L shares of the Great-West Core Strategies:
Flexible Bond Fund, Great-West Core Strategies: Inflation-Protected Securities Fund, Great-West Core
Strategies: International Equity Fund,Great-West Core Strategies: Short Duration Bond Fund, and Great-
West Core Strategies: U.S. Equity Fund dated August 13, 2018 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(i)	(17)
Legal Opinion with respect to the Great-West Lifetime 2060 Fund, Great-West Lifetime Conservative 2060
Fund and Great-West SecureFoundation Lifetime 2060 Fund dated April 18, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(j)	(1)	Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm is filed herewith.
(j)	(2)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West American Century Growth Fund into the Great-West Large Cap Growth Fund dated March 9, 2016 is incorporated by reference to Post-
Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503).

(j)	(3)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Small Cap Growth Fund into the
Great-West S&P Small Cap 600 Index Fund dated March 9, 2016 is incorporated by reference to Post-
Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503).

(j)	(4)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Lifetime 2015 Fund II, Great-
West Lifetime 2025 Fund II, Great-West Lifetime 2035 Fund II, Great-West Lifetime 2045 Fund II and
Great-West Lifetime 2055 Fund II into the Great-West Lifetime 2015 Fund III, Great-West Lifetime 2025
Fund III, Great-West Lifetime 2035 Fund III, Great-West Lifetime 2045 Fund III and Great-West Lifetime
2055 Fund III, respectively, dated April 22, 2016 is incorporated by reference to Post-Effective Amendment
No. 142 filed on April 29, 2016 (File No. 2-75503).

(j)	(5)
Tax Opinions of Vedder Price P.C. with respect to the merger of Great-West Stock Index Fund dated
July 14, 2017 into Great-West S&P 500® Index Fund are incorporated by reference to Registrant’s Post-
Effective Amendment No. 147 filed on September 22, 2017 (File No. 2-75503).

(j)	(6)
Tax Opinions of Vedder Price P.C. with respect to the merger of Great-West Aggressive Profile I Fund,
Great-West Conservative Profile I Fund, Great-West Moderate Profile I Fund, Great-West Moderately
Aggressive Profile I Fund, and Great-West Moderately Conservative Profile I Fund into Great-West
Aggressive Profile II Fund, Great-West Conservative Profile II Fund, Great-West Moderate Profile II Fund,
Great-West Moderately Aggressive Profile II Fund, and Great-West Moderately Conservative Profile II
Fund, respectively, dated July 14, 2017 are incorporated by reference to Registrant’s Post-Effective
Amendment No. 147 filed on September 22, 2017 (File No. 2-75503).

(j)	(7)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West SecureFoundation Lifetime
2015 Fund into Great-West SecureFoundation Balanced Fund dated April 12, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(j)	(8)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West T. Rowe Price Equity Income
Fund into Great-West Large Cap Value Fund dated October 25, 2019 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(j)	(9)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Lifetime Conservative Funds into Great-West Lifetime Funds dated August 14, 2020 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(j)	(10)	Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Invesco Small Cap Value Fund into Great-West Small Cap Value Fund dated October 23, 2020 is filed herewith.
(k)	Not Applicable.
(l)	Not Applicable.
(m)	(1)	Service Class Distribution Plan Pursuant to Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).
(m)	(2)	(a)
Agreement Pursuant to the Class T1 Distribution Plan for the Great-West Lifetime Funds dated
April 30, 2009 and Agreement Pursuant to the Class G1 Distribution Plan for the Great-West
SecureFoundation® Funds dated October 23, 2009 are incorporated by reference to Post-Effective
Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(m)	(2)	(b)
Amendment to Agreement Pursuant to the Class G1 Distribution Plan for the Great-West
SecureFoundation® Funds dated December 31, 2010 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-
75503).

(m)	(2)	(c)
Amendment to Agreement Pursuant to the Class T1 Distribution Plan dated April 29, 2016;
Amendment to Agreement Pursuant to Distribution and Service Plan renaming T1 and G1 shares to
Service Class shares dated May 1, 2017; and Amendment to Agreement Pursuant to Distribution and
Service Plan dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(m)	(2)	(d)
Amendment to Agreement Pursuant to Distribution and Service Plan dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020
(File No. 2-75503).

(m)	(3)		Class L Distribution and Service Plan Pursuant to Rule 12b-1 is filed herewith.
(m)	(4)	(a)
Agreement Pursuant to the Class L Distribution and Service Plan for certain Funds dated
December 31, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to
its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(m)	(4)	(b)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated June 8, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration
Statement filed on June 8, 2011 (File No. 2-75503).

(m)	(4)	(c)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated July 19, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration
Statement filed on July 19, 2011 (File No. 2-75503).

(m)	(4)	(d)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated September 20,
2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on
September 21, 2011 (File No. 2-75503).

(m)	(4)	(e)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated April 11, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration
Statement filed on April 27, 2012 (File No. 2-75503).

(m)	(4)	(f)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated September 20,
2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on
October 30, 2012 (File No. 2-75503).

(m)	(4)	(g)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated June 11, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015
(File No. 2-75503).

(m)	(4)	(h)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18,
2017 (File No. 2-75503).

(m)	(4)	(i)
Amendments to Agreement Pursuant to Class L Distribution and Service Plan dated July 14, 2017 and
September 10, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(m)	(4)	(j)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019
(File No. 2-75503).

(m)	(4)	(k)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020
(File No. 2-75503).

(m)	(4)	(l)	Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated April 30, 2021 is filed herewith.
(n)	(1)	(a)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for certain Funds (Institutional Class, Investor Class, Investor II Class and Class L) is filed herewith.

(o)	Reserved.
(p)	(1)	Code of Ethics for Amundi Pioneer Asset Management, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(2)	Code of Ethics for Ariel Investments, LLC is filed herewith.
(p)	(3)
Code of Ethics for Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 165 filed on August 28, 2019 (File No. 2-75503).

(p)	(4)	Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 165 filed on August 28, 2019 (File No. 2-75503).
(p)	(5)	Code of Ethics for Hotchkis & Wiley Capital Management, LLC is filed herewith.
(p)	(6)	Code of Ethics for Irish Life Investment Managers Limited is filed herewith.
(p)	(7)	Code of Ethics for J.P. Morgan Investment Management Inc. is filed herewith.
(p)	(8)	Code of Ethics for LSV Asset Management is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(9)	Code of Ethics for Lazard Asset Management, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(10)	Code of Ethics for Loomis, Sayles & Co., L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(11)	Code of Ethics for Lord, Abbett & Co. LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(12)	Code of Ethics for Massachusetts Financial Services Company is filed herewith.
(p)	(13)
Code of Ethics for Mellon Investments Corporation (formerly BNY Mellon Asset Management North
America Corporation) is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(p)	(14)	Code of Ethics for Newfleet Asset Management, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(15)	Code of Ethics for Peregrine Capital Management, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(16)	Code of Ethics for Putnam Investment Management, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(p)	(17)	Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(p)	(18)	Code of Ethics for UBS Asset Management (Americas), Ltd. is incorporated by reference to Registrant’s Post-Effective Amendment No. 147 filed on September 22, 2017 (File No. 2-75503).
(p)	(19)	Code of Ethics for Wellington Management Company, LLP is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).
(p)	(20)
Code of Ethics for Great-West Capital Management, LLC, Great-West Funds, Inc., and GWFS Equities,
Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 165 filed on August 28,
2019 (File No. 2-75503).

Powers of Attorney for Ms. Klapper and Mr. McConahey are incorporated by reference to Registrant's Post-Effective Amendment No. 141 filed on February 12, 2016 (File No. 2-75503). Powers of Attorney for Messrs. Hillary, Hudner and Lake are incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

Item 29.
Persons Controlled by or Under Common Control with the Fund
Not Applicable.
Item 30.
Indemnification
Registrant’s Articles of Amendment and Restatement provides as follows:
Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.
Maryland Code, Corporations and Associations, §2-418 provides:
(a)(1) In this section the following words have the meanings indicated.
(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.
(3) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.
(4) “Expenses” include attorney's fees.
(5) (i) “Official capacity” means:
(1) When used with respect to a director, the office of director in the corporation; and
(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.
(ii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.
(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.
(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:
(i) The act or omission of the director was material to the matter giving rise to the proceeding; and
(1) Was committed in bad faith; or
(2) Was the result of active and deliberate dishonesty; or
(ii) The director actually received an improper personal benefit in money, property, or services; or
(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.
(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.
(3) (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.
(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.
(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:
(i) For a proceeding brought to enforce indemnification under this section; or
(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.
(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.
(d) Unless limited by the charter:
(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.
(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:
(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or
(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.
(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.
(e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.
(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;
(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or
(iii) By the stockholders.
(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.
(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.
(f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:
(i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and
(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.
(2) The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.
(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.
(g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.
(h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.
(i) For purposes of this section:
(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;
(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and
(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.
(j) Unless limited by the charter:
(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;
(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and
(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.
(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.
(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.
(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.
(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.
Item 31.
Business and Other Connections of Investment Adviser
Registrant's investment adviser, Great-West Capital Management, LLC (“GWCM”), is a wholly-owned subsidiary of GWL&A and is located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111. In addition to Great-West Funds, Inc. (“Great-West Funds”), GWCM provides investment advisory services for various collective investment trusts, stable value funds and unregistered separate accounts of GWL&A. The managers and officers of GWCM as well as each sub-adviser have held during the past two fiscal years, the following positions of a substantial nature.
Officers of Investment Adviser
Name	Position(s)
Great-West Capital Management, LLC
Jonathan D. Kreider	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; Director and President & Chief Executive Officer, Great-West Funds
Jack E. Brown	Senior Vice President, U.S. Chief Investment Officer & Lead Portfolio Manager, Empower; Chief Investment Officer and Manager, GWCM
Richard H. Linton	President, Workplace Solutions, Empower; Director & Executive Vice President, GWFS; Manager, GWCM; Chairman & President, GWTC; Chairman, FASCore, LLC
David G. McLeod	Senior Vice President & Chief Business Development Officer, Empower; Manager, AAG and GWCM

Officers of Investment Adviser
Name	Position(s)
Christine M. Moritz
Senior Vice President & Chief Financial Officer, Empower, GWL&A, Great-West Global
and Great-West Lifeco U.S. LLC; Director, Great-West Global Business Services India
Private Limited; Vice President & Treasurer, Great-West Retirement Plan Services, LLC;
Manager & Treasurer, AAG; Manager, GWCM and FASCore, LLC

Kelly B. New	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM and Great- West Funds; Assistant Treasurer, GWTC
Katherine L. Stoner	Chief Compliance Officer, AAG, GWCM, and Great-West Funds
Ryan L. Logsdon
Associate General Counsel, Corporate & Investments, Empower; Chief Legal Officer &
Secretary, Great-West Funds; Vice President, Counsel & Secretary, AAG, GWCM, and
GWFS Equities, Inc.; Associate General Counsel & Associate Secretary, GWL&A;
Secretary, Audit Committee, GWL&A of NY

Adam J. Kavan	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, Great-West Funds, GWTC, and AAG
John A. Clouthier	Director, Investment Operations, Empower; Assistant Treasurer, GWCM and Great-West Funds; Director and Assistant Treasurer, GWTC
Robert T. Kelly	Director, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM, Great- West Funds and GWTC
Andrew N. Corwin	Director, Portfolio Construction & Research, Empower and GWCM
Maria Mendelsberg	Assistant Vice President, Portfolio Management, Empower; Portfolio Manager, GWCM
Darrin Clough	Assistant Vice President, Portfolio Management, Empower; Portfolio Manager, GWCM
Rebecca L. Dugan	Associate Trader, Empower; Assistant Portfolio Manager, GWCM
Amundi Asset Management US, Inc. (“Amundi”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Amundi, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Amundi pursuant to the Advisers Act (SEC File No. 801-8255).
Ariel Investments, LLC (“Ariel”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Ariel, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Ariel pursuant to the Advisers Act (SEC File No. 801-18767).
BNY Mellon Asset Management North America (“BNY Mellon AMNA”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of BNY Mellon AMNA, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by BNY Mellon AMNA pursuant to the Advisers Act (SEC File No. 801-19785).
Franklin Advisers, Inc. (“FAI”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of FAI, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by FAI pursuant to the Advisers Act (SEC File No. 801-26292).
Franklin Templeton Institutional, LLC (“FTILLC”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of FTILLC, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by FTILLC pursuant to the Advisers Act (SEC File No. 801-60684).

Goldman Sachs Asset Management, L.P. (“GSAM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of GSAM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by GSAM pursuant to the Advisers Act (SEC File No. 801-37591).
Hotchkis & Wiley Capital Management, LLC (“H&W”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of H&W, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by H&W pursuant to the Advisers Act (SEC File No. 801-60512).
Irish Life Investment Managers Limited (“ILIM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of ILIM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by ILIM pursuant to the Advisers Act (SEC File No. 801-99365).
J.P. Morgan Investment Management Inc. (“JPMorgan”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of JPMorgan, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by JPMorgan pursuant to the Advisers Act (SEC File No. 801-21011).
Lazard Asset Management LLC (“Lazard”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Lazard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Loomis Sayles, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Loomis Sayles pursuant to the Advisers Act (SEC File No. 801-170).
Lord, Abbett & Co. LLC (“Lord Abbett”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Lord Abbett, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Lord Abbett pursuant to the Advisers Act (SEC File No. 801-6997).
LSV Asset Management (“LSV”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of LSV, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by LSV pursuant to the Advisers Act (SEC File No. 801-47689).
Massachusetts Financial Services Company (“MFS”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of MFS, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352).

Newfleet Asset Management (“Newfleet”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Newfleet, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Newfleet pursuant to the Advisers Act (SEC File No. 801-51559).
Peregrine Capital Management, LLC (“Peregrine”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Peregrine, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Peregrine pursuant to the Advisers Act (SEC File No. 801-21400).
Putnam Investment Management, LLC (“Putnam”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Putnam, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Putnam pursuant to the Advisers Act (SEC File No. 801-7974).
T. Rowe Price Associates, Inc. (“T. Rowe Price”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of T. Rowe Price, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by T. Rowe Price pursuant to the Advisers Act (SEC File No. 801-856).
UBS Asset Management (Americas) Inc. (“UBS AM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of UBS AM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by UBS AM pursuant to the Advisers Act (SEC File No. 801-34910).
Wellington Management Company LLP (“Wellington”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Wellington, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).
Item 32.
Principal Underwriter
(a) GWFS Equities, Inc. serves as the principal underwriter for the Registrant. GWFS Equities, Inc. also serves as distributor or principal underwriter for certain variable contracts issued by GWL&A and GWL&A of NY through the following separate accounts: FutureFunds Series Account of GWL&A, FutureFunds Series Account II of GWL&A, FutureFunds Series Account II of GWL&A of NY, Retirement Plan Series Account of GWL&A, Variable Annuity-5 Series Account of GWL&A, Variable Annuity-5 Series Account of GWL&A of NY, Variable Annuity-8 Series Account of GWL&A and Variable Annuity-8 Series Account of GWL&A of NY.
(b)
Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
Carol E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer
Stephen E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
Richard H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
William J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Daniel A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Joseph M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Ryan L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel and Secretary	Chief Legal Officer and Secretary
Regina M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer Vice President and Treasurer
Ken I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
Mike J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
Brockett R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Assistant General Counsel and Assistant Secretary
(c) Compensation received by the principal underwriter during Great-West Funds’ last fiscal year ended December 31, 2020:
Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
GWFS Equities, Inc.	$0	$0	$0	$0
Item 33.
Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Great-West Funds, 8515 East Orchard Road, Greenwood Village, Colorado 80111; GWCM, 8515 East Orchard Road, Greenwood Village, Colorado 80111; The Bank of New York Mellon, One Wall Street, New York, New York, 10286; DST Asset Manager Solutions, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105; or with certain registered service providers of Great-West Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and/or Section 17 of the Securities and Exchange Act of 1934.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act, Great-West Funds certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado on the 30th day of April, 2021.
GREAT-WEST FUNDS, INC. (Registrant)
By:	/s/ Jonathan D. Kreider
Jonathan D. Kreider President & Chief Executive Officer
Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
	Signature	Title	Date
	/s/ Gail H. Klapper	Director & Chair	April 30, 2021
Gail H. Klapper*
	/s/ Stephen G. McConahey	Director	April 30, 2021
Stephen G. McConahey*
	/s/ James A. Hillary	Director	April 30, 2021
James A. Hillary*
	/s/ R. Timothy Hudner	Director	April 30, 2021
R. Timothy Hudner*
	/s/ Steven A. Lake	Director	April 30, 2021
Steven A. Lake*
	/s/ Jonathan D. Kreider	Director, President & Chief Executive Officer	April 30, 2021
Jonathan D. Kreider
	/s/ Kelly B. New	Treasurer, Principal Financial Officer & Principal Accounting Officer	April 30, 2021
Kelly B. New

*By:	/s/ Ryan L. Logsdon		April 30, 2021
Ryan L. Logsdon (Attorney-in-fact)
Powers of Attorney for Ms. Klapper and Mr. McConahey are incorporated by reference to Registrant’s Post-Effective Amendment No. 141 to the Registration Statement filed on February 12, 2016 (File No. 2-75503). Powers of Attorney for Messrs. Hillary, Hudner and Lake are incorporated by reference to Registrant’s Post-Effective Amendment No. 144 to the Registration Statement filed on April 28, 2017 (File No. 2-75503).